UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2020
Multi-Manager Alternative Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Multi-Manager Alternative Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Alternative Strategies Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks capital appreciation with an emphasis on absolute (positive) returns.
Portfolio management
AlphaSimplex Group, LLC
Alexander Healy, Ph.D.
Kathryn Kaminski, Ph.D., CAIA
Philippe Lüdi, Ph.D., CFA
John Perry, Ph.D.
Robert Rickard
AQR Capital Management, LLC
Clifford Asness, Ph.D., M.B.A.
John Liew, Ph.D., M.B.A.
Yao Hua Ooi
Ari Levine, M.S.
Manulife Investment Management (US) LLC
Daniel Janis III
Christopher Chapman, CFA
Thomas Goggins
Kisoo Park
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle
Bryan Whalen, CFA
Water Island Capital, LLC
Edward Chen
Roger Foltynowicz, CFA, CAIA
Gregg Loprete
Todd Munn
Average annual total returns (%) (for the period ended August 31, 2020)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	2.34	0.79	1.60
FTSE Three-Month U.S. Treasury Bill Index		1.18	1.15	0.71
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from April 23, 2012 (the inception date of the Fund) through January 2, 2017. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 23, 2012 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at August 31, 2020)
Asset-Backed Securities — Non-Agency	3.4
Commercial Mortgage-Backed Securities - Agency	0.8
Commercial Mortgage-Backed Securities - Non-Agency	1.6
Commercial Paper	0.2
Common Stocks	19.7
Convertible Bonds	0.7
Convertible Preferred Stocks	0.9
Corporate Bonds & Notes	20.6
Foreign Government Obligations	6.6
Inflation-Indexed Bonds	0.1
Limited Partnerships	0.3
Municipal Bonds	0.9
Options Purchased Puts	0.0(a)
Preferred Debt	0.1
Preferred Stocks	0.2
Residential Mortgage-Backed Securities - Agency	2.6
Residential Mortgage-Backed Securities - Non-Agency	7.0
Rights	0.0(a)
Treasury Bills	10.5
U.S. Treasury Obligations	1.8
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	30.7
Total	108.7

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds (amounting to $135.5 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at August 31, 2020)
Common Stocks	(8.3)
Exchange-Traded Equity Funds	(0.4)
Total	(8.7)
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Fund at a Glance   (continued)
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	93.2	(11.5)	81.7
Commodities Derivative Contracts	4.5	(0.7)	3.8
Equity Derivative Contracts	5.4	(0.8)	4.6
Foreign Currency Derivative Contracts	51.2	(41.3)	9.9
Total Notional Market Value of Derivative Contracts	154.3	(54.3)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
Multi-Manager Alternative Strategies Fund is currently managed by five independent money management firms and each invests a portion of the portfolio’s assets. As of August 31, 2020, AQR Capital Management, LLC (AQR), Water Island Capital, LLC (Water Island), TCW Investment Management Company, LLC (TCW), Manulife Investment Management (US) LLC (Manulife) and AlphaSimplex Group, LLC (AlphaSimplex) managed approximately 10.8%, 25.8%, 30.3%, 20.2% and 12.9% of the portfolio, respectively.
For the 12-month period that ended August 31, 2020, the Fund’s Institutional shares returned 2.34%. The Fund outperformed its benchmark, the FTSE Three-Month U.S. Treasury Bill Index, which returned 1.18% over the same period. The Fund’s outperformance can be attributed primarily to implementation of various alternative strategies.
Capital markets were resilient amid pandemic-sparked heightened volatility
From the fall of 2019, when the annual period began, into the first trading sessions of 2020, the dovish stance of global central banks overwhelmed any temporary disruptions and potential downside risks, leading to a fairly consistent risk rally. However, the longest equity bull market in U.S. history was brought to an end in the first quarter of 2020 with devastating speed, laid low by the global transmission of COVID-19 and the strict economic curbs invoked to slow its further spread. The consequent equity market volatility sent risk premiums soaring across the bond markets as well, with no sector spared the repricing, particularly as levered investor, or forced, sales and more routine redemptions tested liquidity in a fashion unhappily reminiscent of 2008. Assessing the damage, the S&P 500 Index saw all of its gains since 2016 erased in a near-20% first quarter 2020 loss, punctuated by an approximately 34% tumble from February 19 through March 23 and a one-day plummet of about 12% on March 16. Corporate bonds’ difficulties were nearly as staggering, posting intra-quarter peak-to-trough slides of approximately 15.4% in investment grade and close to 21% in high yield. In a testament to the volatility and unusual circumstances, the U.S. Treasury market rallied ferociously, with the 10-year and 30-year U.S. Treasury yields closing at record lows of 0.54% and just under 1%, respectively, on March 9. Foreshadowing a coming cascade of stimulus, the Federal Reserve (Fed) weighed in with two between-meeting cuts to its target federal funds rate, lopping it to near-zero. In addition, the Fed resumed its asset purchase programs, surpassing expectations in both size and speed with regard to its balance sheet expansion. The effect of these policies was an abundance of liquidity and investors impervious to downside potential, seemingly secure in a reliance on monetary policy to backstop markets, led to a significant risk market reversal from the troughs of March. Given this rally, the equity market clawed back its losses, and the S&P 500 Index returned 21.94% for the annual period, while the Bloomberg Barclays US Aggregate Bond Index was up 6.47%, largely due to the steep decline in interest rates, particularly for short-dated maturities.
Although certain capital market and economic data indicated a bounce-back, like housing and retail sales, the expiration of the enhanced employment benefit, an impasse on Capitol Hill with regard to a next-phase stimulus deal, and a contentious U.S. Presidential election on the horizon cast a cloud of uncertainty beyond that of the pandemic itself. The labor market, in particular, remained an area of concern, as approximately one million Americans filed for unemployment benefits each week, while nearly 20 million filed continuing claims, an order of magnitude higher than any seen since the Great Depression. The number of indicators signaling uncharted weakness was high, and even the more optimistic projections suggested a considerable time frame until U.S. gross domestic product recovers from recessionary first and second quarter 2020 negative growth rates. At the same time, corporations tapped into markets in unprecedented fashion, with investment-grade issuance reaching record levels, adding to already-elevated leverage metrics. The open markets for certain issuers and lofty general pricing levels belied what was an acceleration in downgrade and default experience, which, given the still-recessionary economy, may be hard to slow.
Money management firms delivered results based on variety of alternative strategies
AQR: Our portion of the Fund, which pursues an active managed futures strategy, underperformed the benchmark during the annual period. We invest in a diverse portfolio of futures and forward contracts, both long and short, across the global equity, fixed income, commodity and currency markets. In implementing our strategy, we utilize both short-term and long-term trend-following signals to attempt to profit from different types of trends that occur in each of these markets. Trend following can be simply described as taking long positions in markets that are rising in price and taking short positions in markets that are falling in price. In addition to trend-following signals, we also incorporate signals that seek to identify over-extended trends and seek to reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies. Our portion of the Fund posted negative returns during the annual period due to
6	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
several major market reversals. Buoyant global financial markets reversed and fell sharply into a crisis in response to the COVID-19 pandemic, only to quickly reverse again and recover in the latter months of the annual period. Despite the losses, our portion of the Fund exhibited strong gains in the first quarter of 2020 with its strongest returns during the peak of the COVID-19 pandemic in March. This demonstrated the strong diversification potential of the strategy in the context of traditional asset classes. At the peak of the COVID-19 pandemic, markets exhibited significant increases in volatility across asset classes, and market outcomes were generally consistent with risk-off sentiment, with equities and commodities falling and fixed income and the U.S. dollar rallying. Positioning within our portion of the Fund reflected these risk-off dynamics, but as markets and broader risk sentiment thereafter reversed sharply, this caused losses for our portion of the Fund.
By asset class, currencies and equities detracted from our portion of the Fund’s results, while commodities and fixed income contributed positively. By signal, long-term trend following signals drove losses, while short-term trend-following signals detracted to a lesser extent. Overextended trend signals, which attempt to identify trends that have gone too far and are due for reversals, contributed positively.
TCW: Our portion of the Fund, which implements an unconstrained bond strategy, outperformed the benchmark during the annual period, largely due to its duration positioning of approximately 1.7 years, which was rewarded as U.S. Treasury rates fell dramatically. During the annual period, the 10-year U.S. Treasury yield fell more than 79 basis points. (A basis point is 1/100th of a percentage point.) From a sector perspective, given the considerable remediation in corporate credit spreads from March 2020 lows, our portion of the Fund’s allocation to and tactical shifts within both investment-grade and high-yield credit sectors was additive to relative returns. Contributions were led by consumer non-cyclicals, communications and banking issues. Outside of credit, agency-backed commercial mortgage-backed securities (CMBS) holdings contributed positively, as the sector considerably outpaced non-agency CMBS.
Partially detracting from these positive contributors was exposure to securitized products, which weighed on performance, especially non-agency CMBS and non-agency mortgage-backed securities holdings that experienced considerable markdowns amidst market volatility. Another headwind came from our portion of the Fund’s modest allocation to emerging markets debt, which detracted given the sector’s weak performance during the early 2020 risk-off environment. Within our portion of the Fund’s corporate credit exposure, a modest allocation to airline credits weighed on returns, as consumer travel demand plummeted due to the COVID-19 pandemic.
Water Island: Our portion of the Fund, which employs a variety of alternative event-driven strategies, outperformed the benchmark during the annual period. All three of the sub-strategies we employ, merger arbitrage, credit opportunities and equity special situations, contributed positively to our portion of the Fund’s results during the annual period, though the merger arbitrage sub-strategy comprised the bulk of the portfolio during the annual period and was thus responsible for most of its performance. The top performing investment in the merger arbitrage sleeve was our portion of the Fund’s position in the acquisition of Caesars Entertainment by Eldorado Resorts.
The sectors that contributed most to returns were consumer discretionary, health care and information technology. The Caesars Entertainment/Eldorado Resorts deal was the top performer in consumer discretionary, while the top performers in health care and information technology were the merger of Abbvie and Allergan and NVIDIA’s acquisition of Mellanox Technologies, respectively. The majority of our portion of the Fund’s return during the annual period was derived from corporate events in the U.S.
The sector that dampened results most was real estate, where our portion of the Fund’s merger arbitrage position in the acquisition of Taubman Centers by Simon Property Group was the top detractor. The materials sector and our broad market hedges also detracted modestly from relative results. Other significant detractors from our portion of the Fund’s results were our merger arbitrage positions in Gilat Satellite Networks’ acquisition by Comtech Telecommunications and in Fitbit’s acquisition by Alphabet, via its subsidiary Google. The country that detracted most from our portion of the Fund’s performance was Israel, as a result of the losses experienced in our portion of the Fund’s investment in Comtech Telecommunications’ bid for Israel-based Gilat Satellite Networks.
Manulife: Our portion of the Fund outperformed the benchmark during the annual period. Our portion of the Fund, employing a strategic fixed-income opportunity strategy, primarily seeks to add alpha, or value, through security selection, sector rotation, regional allocation and opportunistic currency investments. During the annual period, the low yield environment and
Multi-Manager Alternative Strategies Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
the weakness in the U.S. dollar seen in the latter months of the annual period were the primary factors driving relative performance, with the largest positive contributors being duration positioning and currency management. Sector allocation modestly detracted, as riskier sectors generally underperformed during the annual period.
Relative to the benchmark, the single largest driver of our portion of the Fund’s performance during the annual period was our long duration profile, which helped as yields moved sharply lower when governments and global central banks enacted measures to help mitigate the impact of the COVID-19 pandemic on the global economy. From a sector perspective, allocations to convertibles, investment-grade corporate bonds and emerging markets sovereign debt contributed most positively. The largest contributors to performance from a non-U.S. country perspective were local market positioning in Canada, Brazil and Indonesia, as yields there moved sharply lower.
Only partially offsetting these positive contributors were allocations to CMBS and high-yield corporate bonds, which detracted. Concerns around the potential long-term impact of the pandemic on real estate prices put pressure on CMBS. Within our portion of the Fund’s high-yield corporate bond allocation, exposure to energy names, while modest, weighed most on performance. Within the currency allocation, overweights to the Brazilian real and Colombian peso were the primary detractors. From a country allocation perspective, local market positioning in the Eurozone was the primary detractor, with the yield on the 10-year German bund moving higher from already negative levels, shifting from -0.7% to -0.4% during the annual period.
AlphaSimplex: During the annual period, our portion of the Fund, which utilizes a managed futures strategy, outperformed the benchmark. Positive returns primarily came from fixed income. Commodities also provided some positive performance. In aggregate, equities and currencies detracted from performance.
In fixed income, gains came primarily from long positions in U.S. five-year and 10-year bonds and in the euro. Our portion of the Fund also had gains from Canadian 10-year notes, Australian two-year notes and the British gilt. In commodities, gains came from energies and precious metals. In equities, gains came from the NASDAQ 100, MSCI Taiwan and China A50. In currencies, gains came from the Australian dollar and euro.
Conversely, in general, short positions led to losses from the majority of equities. Losses were particularly notable from the S&P 400 MidCap. Within currencies, losses came from the Japanese yen and Mexican peso, amongst others. In commodities, agricultural commodities and base metals detracted from performance.
Within the different model types we employ, we saw positive performance across the board, especially from short-horizon and adaptive models. Basic multi-trend approaches also contributed positively.
Changes to the Fund’s portfolio based on strategy implementation
The Fund’s portfolio turnover rate for the 12-month period was 188%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
AQR: Our portion of the Fund aims to take a risk-balanced approach to asset classes, allowing for tactical deviation as a result of attractiveness of trends. The largest detractors during the annual period were the Japanese yen, the Canadian dollar and the New Zealand dollar. The largest positive contributors during the annual period were gold futures, the Australian dollar and gas oil futures.
By asset class, trend following in currencies drove losses most within our portion of the Fund during the annual period. A net short in the U.S. dollar from late-2019 turned long in early-February 2020 and remained long for most of the annual period, benefiting especially in March when the U.S. dollar rallied strongly. Thereafter, the U.S. dollar sold off sharply and caused losses as the Fed indicated U.S. monetary policy would remain highly accommodative for an extended time. The reversal in risk sentiment also impacted the Japanese yen and the Canadian dollar, which detracted from performance.
Trend following in equities also detracted during the annual period, primarily due to sell-offs in January and February, while trend following in equities generated gains in late-2019 and toward the end of the annual period. Positioning was net long on average but decreased and became approximately neutral by early March, remaining neutral through May when bullish short-term trends turned positioning net long.
8	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Conversely, commodities contributed positively to our portion of the Fund’s performance during the annual period. Falling energy prices contributed meaningfully to performance as did rising precious metals prices, particularly gold.
Trend following in fixed income generated positive returns during the annual period. Despite sell-offs in late-2019 and in August 2020, some fixed-income markets exhibited dramatic rallies during the COVID-19 pandemic. The most meaningful gains came from U.S. fixed income, which rallied significantly across government bond segments and short-term interest rate futures. These gains were partially offset by losses in German government bund futures, which exhibited several reversals during the annual period.
At the end of the annual period, equity positioning within our portion of the Fund was net long, driven primarily by bullish short-term signals. Within fixed income, our portion of the Fund ended the annual period net long, with long exposures to U.S. and U.K. fixed income and short exposures to Japanese bond futures. Within currencies, our portion of the Fund ended the annual period net long the euro as well as other developed and emerging market currencies and net short the U.S. dollar and Japanese yen. Within commodities, energy exposures at the end of the annual period were muted, as short-term and long-term signals disagreed, but positioning was net long across all other commodities sectors with bullish agreement between short-term and long-term signals.
TCW: As U.S. Treasury yields touched historic lows during the annual period, our portion of the Fund’s duration profile was reduced in a disciplined fashion to approximately 1.6 years at the end of August 2020.
In terms of sector allocation, early 2020 market volatility provided an expanded opportunity set among spread products, in our view, and so our portion of the Fund sought to take advantage of attractive entry points to add exposures to high quality sectors that had shown resilience or that we believed were likely to benefit from Fed support. For example, positioning shifts included a substantial increase to corporate credit exposure in the first quarter of 2020, with a focus on long-dated high quality, high conviction names with what we like to call “fortress balance sheets.” High-yield credit exposure was also increased but remained focused on defensive, larger, more liquid and relatively high-quality credit. Within the securitized sector, our portion of the Fund added significantly to its agency mortgage-backed securities exposure in the first calendar quarter on weakness, then trimmed back to beginning of calendar year levels as spreads remediated in the second quarter of 2020. In August 2020, we again increased this position given what we viewed as a strong relative value proposition.
Water Island: During the annual period, extreme market volatility and spread dislocations presented opportunities to trade around positions in the merger arbitrage sleeve of the portfolio. This gave us the ability to enter and exit deals, executing purchases and sales, and even reversing, or selling short, mergers at times. Two merger arbitrage positions in which we capitalized on such opportunities were the merger of Forescout Technologies by Advent International and the acquisition of Tiffany by LVMH Moet Hennessy Louis Vuitton. In the former, our portion of the Fund was rewarded when the deal closed successfully in August 2020. In the latter, as the deal dragged on, we became increasingly concerned about the potential downside in Tiffany should the deal fail to complete. This led us to exit our long position and initiate a short position in August, as we believed there was not necessarily a greater likelihood the deal would break but that the spread was more likely to widen before it tightened and that a cut in deal terms was increasingly probable. (On September 9, 2020, after the close of the annual period, LVMH Moet Hennessy Louis Vuitton pulled out of its acquisition of Tiffany, sparking lawsuits between the two.)
Any shifts in sector exposure are largely the result of the available opportunity set in terms of corporate activity and the subset of events that meet our risk/reward criteria. That said, the sectors in which we saw the highest levels of corporate activity during the annual period included health care, information technology and consumer discretionary. While our credit opportunities positions did not comprise a large percentage of the portfolio during the annual period, we nonetheless remained focused on maintaining short duration in those positions, not only from the perspective of effective duration but also when viewed through the lens of “duration to catalyst” — our proprietary metric that takes into account the potential for a shortened timeline should a particular expected corporate event come to fruition. As always, we seek returns driven by the outcomes of specific, idiosyncratic corporate events, rather than by the overall market. Our strategy is agnostic in terms of capitalization, style, sector or country weighting.
Manulife: Heading into 2020, fading geopolitical and trade tensions, central bank liquidity and better primary data out of the world’s two biggest economies drove a positive tone to start the calendar year. It was against this backdrop that we moved to a more balanced posture in our portion of the Fund, maintaining a longer duration and adding both to more defensive
Multi-Manager Alternative Strategies Fund | Annual Report 2020	9

Manager Discussion of Fund Performance  (continued)
positions in U.S. Treasuries and foreign developed government bonds and to spread sectors to help generate additional income. The net result of this strategy was positive, with long-duration, safe-haven positions helping to dampen volatility during the sell-off in the first quarter of 2020 and with spread sectors generally performing well during the second calendar quarter.
From a credit risk perspective, toward the end of the annual period, we increased corporate credit exposure on a selective basis, recognizing that industry, quality and issuer selection are increasingly key factors. We reduced exposure to agency mortgage-backed securities, select asset-backed securities, non-agency mortgage-backed securities and CMBS as a funding source to add exposure to high-yield corporate bonds. At the same time, we held core positions in global government bonds, mortgage-backed securities and asset-backed securities, as we sought to provide diversification away from pure corporate risk. We remained cautious on emerging markets debt. We reduced exposure to U.S. Treasuries in favor of taxable municipal bonds.
From a regional and country allocation perspective, we increased exposure to the U.S., Indonesia and Portugal and initiated new positions in the United Arab Emirates, Italy and Spain. Decreases were primarily among local emerging markets positions where we looked to reduce overall currency risk in the portfolio, namely in Brazil, the Philippines and Colombia.
At the end of the annual period, our portion of the Fund maintained a rather balanced posture between yield/risk and quality, stability and liquidity through its various sector allocations. From a regional/country perspective, our portion of the Fund held its primary exposure to the U.S. but also held core developed market positions in Canada, supranationals and Norway. In emerging markets, our portion of the Fund held core positions in Indonesia and Brazil.
AlphaSimplex: Our team focuses on developing quantitative and automated investment processes rather than employing discretion in managing portfolios. All aspects of our trading, including quantity, direction, limit level, allocation rules and more, are governed by systematic algorithms. That said, shifts in positioning were made over the course of the annual period, as the algorithms mandated. For example, overall, long positions in equities and interest rates increased, and long positions in bonds decreased. Our portion of the Fund shifted from short positions in currencies and commodities at the start of the annual period to long exposures overall in the last months of the annual period.
At the end of the annual period, our portion of the Fund held short exposures to various individual segments of the markets, but as a whole, our portion of the Fund had long exposures, all via futures contracts, to equities, interest rates, bonds, currencies and commodities.
Derivative positions in the Fund
AQR: Our portion of the Fund invests mostly via derivatives, primarily futures contracts and futures-related instruments. These include global developed and emerging market equity index futures; global developed and emerging market currency forwards; commodity futures and swaps on commodity futures; and global developed market bonds and interest rate futures as well as swaps on bond futures. Our portion of the Fund is implemented using derivative instruments because we believe derivatives offer the most liquid, low cost and efficient way to gain diversified market exposure across asset classes. The overall impact of derivatives on performance was varied and linked to the strategies within which they are implemented.
TCW: Our portion of the Fund held U.S. Treasury futures as a method of managing duration. The use of these futures was effectively used to manage duration but detracted from performance on an absolute basis during the annual period. Our portion of the Fund also used currency swaps, maintaining a position in Japanese government bonds, with the yen exposure fully hedged out using a U.S. dollar-yen cross currency swap given what we saw as an attractive yield premium. The currency swap position added modest value during the annual period. We exited the swap position when the value proposition became, in our view, less attractive.
Water Island: During the annual period, our portion of the Fund employed total return equity swaps, equity options and currency forwards for four core purposes—to hedge currency risk, to invest outside the U.S. more efficiently, to create income and optionality, and to limit volatility and correlation. Additionally, in certain complex stock-for-stock deals, our portion of the Fund may use derivatives to enhance the risk/reward profile of the deal. During the annual period, the performance of derivatives was consistent with their intended use but they did detract modestly from our portion of the Fund’s performance.
10	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Manulife: During the annual period, our portion of the Fund used interest rate futures and currency forwards to manage risk, provide diversification and enhance returns. The impact of currency forwards was mixed, as they also reflect hedging effects. However, overall, currency-related investments, including derivatives, contributed positively. We employed futures contracts on U.S., Italian and German government bonds to help manage overall interest rate risk in the portfolio, which, as a whole, contributed positively.
AlphaSimplex: Our portion of the Fund invests mostly via derivatives, primarily futures contracts and futures-related instruments. The derivatives employed are primarily exchange-traded futures contracts, which are used to gain liquid exposure to and rotate among a broad array of markets. We used these derivatives in pursuit of our portion of the Fund’s investment objective, to manage overall market exposure, and for alpha, or value, generation. Derivatives may be used to obtain long or short exposure to a particular asset class, region, currency, commodity or index. With the exception of returns generated by our portion of the Fund’s short-term cash portfolio, the overall impact of derivatives on performance was varied and linked to the asset class, region, currency, commodity or index within which they are implemented.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. Short positions (where the underlying asset is not owned) can create unlimited risk. Risks are enhanced for emerging market and sovereign debt issuers. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	11

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,033.00	1,017.89	7.50	7.45	1.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates, and to group retirement plan record keeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan record keeper to offer and/or service Instutional 3 Class shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment manager or consultant to the record keeper’s group retirement plan platform. The Fund does not currently offer Institutional 3 Class shares. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
12	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 3.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Express Credit Account Master Trust(a)
Series 2017-2 Class A
1-month USD LIBOR + 0.450% 09/16/2024	0.612%	250,000	251,178
BlueMountain CLO Ltd.(a),(b)
Series 2013-1A Class A1R2
3-month USD LIBOR + 1.230% Floor 1.230% 01/20/2029	1.502%	394,016	393,050
Series 2015-2A Class A1R
3-month USD LIBOR + 0.930% Floor 0.930% 07/18/2027	1.202%	420,024	417,259
Cedar Funding II CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.230% 06/09/2030	1.543%	750,000	748,929
Conseco Finance Corp.(c)
Series 2096-9 Class M1
08/15/2027	7.630%	474,614	505,995
DB Master Finance LLC(b)
CMO Series 2017-1A Class A2I
11/20/2047	3.629%	195,000	198,699
Series 2019-1A Class A2I
05/20/2049	3.787%	188,100	195,047
Series 2019-1A Class A2II
05/20/2049	4.021%	99,000	104,645
Domino’s Pizza Master Issuer LLC(a),(b)
CMO Series 2017-1A Class A2I
3-month USD LIBOR + 1.250% 07/25/2047	1.495%	364,687	364,465
Dryden 30 Senior Loan Fund(a),(b)
Series 2013-30A Class AR
3-month USD LIBOR + 0.820% 11/15/2028	1.100%	260,000	257,664
Eaton Vance CLO Ltd.(a),(b)
Series 2013-1A Class A1RR
3-month USD LIBOR + 1.160% 01/15/2028	1.435%	310,000	309,002
ECMC Group Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 1.350% 07/26/2066	1.525%	719,969	718,178
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	0.975%	436,000	418,867
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jack in the Box Funding LLC(b)
Series 2019-1A Class A2II
08/25/2049	4.476%	124,062	128,037
JG Wentworth XXII LLC(b)
Series 2010-3A Class A
12/15/2048	3.820%	500,827	524,795
LCM XXI LP(a),(b)
Series 20 18-21A Class AR
3-month USD LIBOR + 0.880% 04/20/2028	1.152%	450,000	446,221
MVW Owner Trust(b)
Series 2018-1A Class A
01/21/2036	3.450%	72,137	74,662
Navient Student Loan Trust(a)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	0.682%	518,891	501,057
Navient Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 0.700% 02/25/2070	0.872%	472,298	456,094
Nelnet Student Loan Trust(a),(b)
Series 2012-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/27/2039	0.975%	405,836	397,984
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-2A Class A2
3-month USD LIBOR + 1.550% Floor 1.550% 04/20/2028	1.822%	200,000	197,767
SLM Student Loan Trust(a),(b)
Series 2003-10A Class A3
3-month USD LIBOR + 0.470% 12/15/2027	1.211%	234,012	231,574
SLM Student Loan Trust(a)
Series 2007-3 Class A4
3-month USD LIBOR + 0.060% Floor 0.060% 01/25/2022	0.305%	694,764	671,805
Series 2007-6 Class A4
3-month USD LIBOR + 0.380% Floor 0.380% 10/25/2024	0.625%	141,742	141,374
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	1.445%	740,000	585,921
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	13

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% Floor 1.650% 07/25/2022	1.895%	384,969	377,749
Series 2008-5 Class A4
3-month USD LIBOR + 1.700% Floor 1.700% 07/25/2023	1.945%	252,944	249,278
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	1.345%	321,468	305,463
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	2.095%	500,000	439,826
Series 2008-9 Class A
3-month USD LIBOR + 1.500% Floor 1.500% 04/25/2023	1.745%	224,516	219,938
Series 2011-2 Class A2
1-month USD LIBOR + 1.200% Floor 1.200% 10/25/2034	1.372%	1,040,000	1,037,588
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% Floor 0.950% 09/25/2028	1.122%	484,739	462,260
Subordinated Series 2004-10 Class B
3-month USD LIBOR + 0.370% Floor 0.370% 01/25/2040	0.615%	401,927	353,200
Subordinated Series 2007-2 Class B
3-month USD LIBOR + 0.170% 07/25/2025	0.415%	700,000	547,963
Subordinated Series 2007-3 Class B
3-month USD LIBOR + 0.150% Floor 0.150% 01/25/2028	0.395%	700,000	536,788
Subordinated Series 2012-7 Class B
1-month USD LIBOR + 1.800% Floor 1.800% 09/25/2043	1.972%	550,000	518,627
Store Master Funding I-VII(b)
Subordinated Series 2019-1 Class A2
11/20/2049	3.650%	251,064	253,663
Taco Bell Funding LLC(b)
Series 2016-1A Class A23
05/25/2046	4.970%	372,487	400,819
Total Asset-Backed Securities — Non-Agency (Cost $15,390,606)			14,943,431

Commercial Mortgage-Backed Securities - Agency 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Pass-through REMIC Trust(c),(d)
Series 2019-P002 Class X
07/25/2033	1.014%	705,000	77,828
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(d)
CMO Series K014 Class X1
04/25/2021	1.324%	4,980,054	20,469
CMO Series K057 Class X1
07/25/2026	1.323%	3,932,426	231,028
Series 2016-KIR1 Class X
03/25/2026	1.204%	4,815,509	239,942
Series 2018-K732 Class X3
05/25/2046	2.247%	1,350,000	125,824
Series K015 Class X3
08/25/2039	2.903%	2,000,000	37,231
Series K021 Class X3
07/25/2040	2.034%	1,550,000	48,059
Series K022 Class X3
08/25/2040	1.874%	1,550,000	45,896
Series K025 Class X3
11/25/2040	1.812%	2,400,000	79,199
Series K035 Class X3
12/25/2041	1.851%	3,000,000	139,006
Series K039 Class X3 (FHLMC)
08/25/2042	2.177%	1,520,000	123,042
Series K043 Class X3
02/25/2043	1.691%	3,951,044	248,670
Series K051 Class X3
10/25/2043	1.669%	2,100,000	151,670
Series K060 Class X3
12/25/2044	1.959%	1,350,000	136,181
Series K0728 Class X3
11/25/2045	2.016%	1,975,000	140,686
Series K714 Class X1
10/25/2020	1.190%	1,004,889	10
Series K717 Class X3
11/25/2042	1.681%	3,500,000	48,059
Series KC07 Class X1
09/25/2026	0.847%	4,000,000	128,294
Series KL05 Class X1HG
12/25/2027	1.368%	2,400,000	171,105
Series KS06 Class X
08/25/2026	1.196%	2,744,657	125,315
Series KS11 Class XFX
06/25/2029	1.759%	600,000	64,924
Series Q004 Class XFL
10/25/2021	1.533%	3,228,611	127,290

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series Q006 Class APT1
07/25/2026	2.670%	797,783	838,717
Federal National Mortgage Association
12/01/2020	3.270%	13,749	13,748
Federal National Mortgage Association(a),(d)
Series 2011-M9 Class SA
-1.0 x 1-month USD LIBOR + 6.350% Cap 6.350% 01/25/2021	6.178%	198,127	780
Federal National Mortgage Association(c),(d)
Series 2016-M11B Class X2
07/25/2039	2.825%	1,685,335	69,810
Series 2016-M4 Class X2
01/25/2039	2.701%	827,032	54,204
Series 2019-M29 Class X4
03/25/2029	0.700%	4,300,000	194,873
Government National Mortgage Association(c),(d)
CMO Series 2014-103 Class IO
05/16/2055	0.363%	2,272,790	33,284
Series 2011-53 Class IO
05/16/2051	0.000%	1,489,878	1,105
Series 2012-4 Class IO
05/16/2052	0.036%	5,186,248	16,146
Total Commercial Mortgage-Backed Securities - Agency (Cost $4,461,390)			3,732,395

Commercial Mortgage-Backed Securities - Non-Agency 1.5%

225 Liberty Street Trust(b),(c),(d)
Series 2016-225L Class X
02/10/2036	1.030%	5,000,000	216,612
AMSR Trust(b)
Subordinated Series 2019-SFR1 Class A
01/17/2029	2.774%	355,000	374,958
BAMLL Commercial Mortgage Securities Trust(b),(c)
Series 2018-PARK Class A
08/10/2038	4.227%	95,000	111,881
BBCMS Trust(b)
Series 2015-SRCH Class A2
08/10/2035	4.197%	150,000	169,477
BBCMS Trust(b),(c)
Series 2020-C6 Class F5TB
09/15/2043	3.811%	135,000	131,780
BB-UBS Trust(b)
Series 2012-SHOW Class A
11/05/2036	3.430%	190,000	182,261
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Commercial Mortgage Trust(a),(b)
Series 2018-BIOA Class E
1-month USD LIBOR + 1.951% Floor 1.978% 03/15/2037	2.113%	305,000	294,326
Series 2019-XL Class A
1-month USD LIBOR + 0.921% Floor 0.921% 10/15/2036	1.082%	422,437	422,136
Series 2020-BXLP Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/15/2036	0.962%	149,863	149,348
BX Trust(b)
Series 2019-OC11 Class A
12/09/2041	3.202%	225,000	236,874
CALI Mortgage Trust(b)
Series 2019-101C Class A
03/10/2039	3.957%	395,000	454,300
COMM Mortgage Trust(b),(c),(d)
Series 2013-LC6 Class XB
01/10/2046	0.532%	11,750,000	107,663
COMM Mortgage Trust(b),(d)
Series 2020-CBM Class XCP
02/10/2037	0.493%	3,815,000	76,252
Commercial Mortgage Pass-Through Certificates(c),(d)
Series 2012-CR3 Class XA
10/15/2045	2.009%	1,686,344	49,371
Commercial Mortgage Trust(c),(d)
Series 2012-CR4 Class XA
10/15/2045	1.844%	3,367,100	102,126
Series 2013-LC6 Class XA
01/10/2046	1.484%	1,399,231	33,732
Series 2014-UBS2 Class XA
03/10/2047	1.319%	5,156,775	166,542
Commercial Mortgage Trust(b),(c),(d)
Series 2012-LC4 Class XA
12/10/2044	2.283%	2,804,046	54,094
Commercial Mortgage Trust
Series 2014-UBS4 Class A2
08/10/2047	2.963%	21,635	21,740
CoreVest American Finance Trust(b),(c),(d)
Series 2019-1 Class XA
03/15/2052	2.346%	1,079,555	80,951
Series 2020-1 Class XA
03/15/2050	2.857%	1,043,542	119,078
CoreVest American Finance Trust(b),(d)
Series 2019-3 Class XA
10/15/2052	2.035%	323,962	20,136

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	15

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CoreVest American Finance Trust(b)
Series 2020-1 Class A2
03/15/2050	2.296%	265,000	266,420
Credit Suisse First Boston Mortgage Securities Corp.(c),(d)
Series 98-C1 Class AX
05/17/2040	2.279%	155,139	1,291
CSAIL Commercial Mortgage Trust(c),(d)
Series 2015-C3 Class XA
08/15/2048	0.901%	10,889,590	274,455
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class B
1-month USD LIBOR + 0.888% Floor 0.888% 05/15/2035	1.050%	143,861	141,561
Eleven Madison Trust Mortgage Trust(b),(c)
Series 2015-11MD Class A
09/10/2035	3.673%	300,000	327,646
GS Mortgage Securities Corp. Trust(b),(c),(d)
Series 2020-UPTN Class XA
02/10/2037	0.352%	1,750,000	25,181
GS Mortgage Securities Trust(b),(c),(d)
Series 2012-GC6 Class XB
01/10/2045	0.257%	10,648,392	29,753
Home Partners of America Trust(b)
Series 2019-1 Class B
09/17/2039	3.157%	95,740	98,433
Home Partners of America Trust(a),(b)
Subordinated Series 2018-1 Class D
1-month USD LIBOR + 1.450% Floor 1.450% 07/17/2037	1.612%	120,000	117,982
Hudson Yards Mortgage Trust(b),(c)
Series 2019-55HY Class F
12/10/2041	3.041%	85,000	73,521
JPMBB Commercial Mortgage Securities Trust(c),(d)
Series 2014-C21 Class XA
08/15/2047	1.157%	1,045,664	31,195
Series 2014-C23 Class XA
09/15/2047	0.778%	3,066,003	64,250
Series 2014-C26 Class XA
01/15/2048	1.108%	2,910,535	99,165
JPMorgan Chase Commercial Mortgage Securities Trust(c),(d)
Series 2012-LC9 Class XA
12/15/2047	1.644%	2,807,817	74,303
JPMorgan Chase Commercial Mortgage Securities Trust(b)
Series 2019-OSB Class A
06/05/2039	3.397%	375,000	426,383
MKT Mortgage Trust(b)
Series 2020-525M Class A
02/12/2040	2.694%	185,000	200,268
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)
Series 2016-C31 Class XA
11/15/2049	1.535%	2,514,182	154,621
Morgan Stanley Capital I Trust(b),(c),(d)
Series 2012-C4 Class XA
03/15/2045	2.245%	3,267,047	69,438
Natixis Commercial Mortgage Securities Trust(b),(c),(d)
Series 2020-2PAC Class XA
01/15/2025	1.387%	2,665,000	131,288
Series 2020-2PAC Class XB
04/15/2025	0.948%	2,665,000	92,425
Natixis Commercial Mortgage Securities Trust(b),(c)
Subordinated Series 2018-ALXA Class E
01/15/2043	4.460%	60,000	59,580
One Bryant Park Trust(b)
Series 2019-OBP Class A
09/13/2049	2.516%	245,000	261,881
SFAVE Commercial Mortgage Securities Trust(b),(c)
Series 2015-5AVE Class A2A
01/05/2043	3.659%	150,000	152,040
Series 2015-5AVE Class A2B
01/05/2043	4.144%	85,000	78,770
UBS Commercial Mortgage Trust(b),(c),(d)
Series 2012-C1 Class XA
05/10/2045	2.250%	2,171,084	48,701
WF-RBS Commercial Mortgage Trust(b),(c),(d)
Series 2012-C8 Class XA
08/15/2045	1.958%	1,574,934	37,939
Series 2012-C9 Class XA
11/15/2045	2.045%	1,577,050	48,782
WF-RBS Commercial Mortgage Trust(c),(d)
Series 2014-C24 Class XA
11/15/2047	0.980%	2,532,554	66,374
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $7,124,118)			7,029,284

Commercial Paper 0.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Automotive 0.1%
Ford Motor Credit Co. LLC(b)
10/08/2020	3.800%	180,000	179,290
01/08/2021	3.390%	500,000	494,027
Total			673,317
Total Commercial Paper (Cost $674,410)			673,317

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Common Stocks 18.1%
Issuer	Shares	Value ($)
Communication Services 2.1%
Diversified Telecommunication Services 0.8%
Cincinnati Bell, Inc.(e),(f),(g)	123,754	1,863,735
GCI Liberty, Inc., Class A(e)	5,717	461,819
Masmovil Ibercom SA(e)	22,900	614,093
Sunrise Communications Group AG(e)	8,724	1,039,242
Total		3,978,889
Interactive Media & Services 1.3%
58.Com, Inc., ADR(e)	110,177	6,099,399
Total Communication Services		10,078,288
Consumer Discretionary 1.7%
Auto Components 0.8%
Delphi Technologies PLC(e),(f),(g)	219,953	3,820,584
Hotels, Restaurants & Leisure 0.1%
NetEnt AB(e)	52,233	503,317
Internet & Direct Marketing Retail 0.7%
GrubHub, Inc.(e),(f),(g)	46,499	3,364,203
Specialty Retail 0.1%
Hudson Ltd., Class A(e),(f),(g)	77,188	581,997
Total Consumer Discretionary		8,270,101
Energy 0.9%
Oil, Gas & Consumable Fuels 0.9%
Montage Resources Corp.(e),(f),(g)	106,273	548,369
Noble Energy, Inc.(f),(g)	360,813	3,590,089
Total		4,138,458
Total Energy		4,138,458
Financials 4.8%
Banks 0.1%
Citigroup, Inc.	1,856	94,879
JPMorgan Chase & Co.	1,317	131,950
U.S. Bancorp	4,845	176,358
Total		403,187
Capital Markets 3.1%
Deutsche Bank AG, Registered Shares(e)	25,220	240,346
E*TRADE Financial Corp.	152,932	8,273,621
TD Ameritrade Holding Corp.	165,702	6,359,643
Total		14,873,610
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 1.6%
National General Holdings Corp.	135,046	4,598,316
Willis Towers Watson PLC(f),(g)	15,320	3,148,720
Total		7,747,036
Total Financials		23,023,833
Health Care 3.1%
Biotechnology 0.9%
Aimmune Therapeutics, Inc.(e)	25,576	875,211
Cellular Biomedicine Group, Inc.(e),(f),(g)	31,432	584,006
Momenta Pharmaceuticals, Inc.(e),(f),(g)	28,497	1,486,688
Principia Biopharma, Inc.(e),(f),(g)	14,864	1,486,549
Total		4,432,454
Health Care Equipment & Supplies 1.2%
Varian Medical Systems, Inc.(e),(f),(g)	21,372	3,711,675
Wright Medical Group NV(e)	75,463	2,281,247
Total		5,992,922
Health Care Providers & Services 0.2%
Metlifecare Ltd.	214,581	857,560
Life Sciences Tools & Services 0.8%
Pacific Biosciences of California, Inc.(e),(f),(g)	367,151	2,423,197
QIAGEN NV(e)	26,349	1,338,553
Total		3,761,750
Total Health Care		15,044,686
Industrials 0.3%
Aerospace & Defense 0.1%
Boeing Co. (The)	2,089	358,932
Airlines 0.0%
Delta Air Lines, Inc.	3,990	123,092
Construction & Engineering 0.0%
HC2 Holdings, Inc.(e)	11,950	29,875
Electrical Equipment 0.2%
Vivint Solar, Inc.(e),(f),(g)	25,580	789,910
Total Industrials		1,301,809

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	17

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 3.8%
Communications Equipment 1.4%
Acacia Communications, Inc.(e),(f),(g)	88,019	5,939,522
Gilat Satellite Networks Ltd.(e),(f),(g)	191,805	1,033,829
Total		6,973,351
IT Services 0.1%
HIQ International AB(e)	30,889	251,403
Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products, Inc.(f),(g)	17,074	1,168,545
Software 2.1%
Instructure, Inc.(e),(h),(i)	18,248	894,152
LogMeIn, Inc.(h),(i)	79,582	6,848,031
MINDBODY, Inc., Class A(e),(h),(i)	47,120	1,719,880
Rosetta Stone, Inc.(e)	13,369	406,150
Total		9,868,213
Total Information Technology		18,261,512
Materials 0.4%
Containers & Packaging 0.4%
IPL Plastics, Inc.(e)	247,212	1,885,812
Total Materials		1,885,812
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
Americold Realty Trust	2,632	100,937
Taubman Centers, Inc.(f),(g)	122,210	4,680,643
Total		4,781,580
Total Real Estate		4,781,580
Total Common Stocks (Cost $86,731,522)		86,786,079

Convertible Bonds(j) 0.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.0%
American Airlines Group, Inc.
07/01/2025	6.500%	185,000	178,169
Cable and Satellite 0.0%
DISH Network Corp.
08/15/2026	3.375%	80,000	78,902
Convertible Bonds(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Liberty Broadband Corp.(b)
09/30/2050	2.750%		90,000	95,677
Total				174,579
Electric 0.1%
NRG Energy, Inc.
06/01/2048	2.750%		200,000	212,625
Pharmaceuticals 0.3%
Dermira, Inc.
05/15/2022	3.000%		1,326,000	1,357,824
Technology 0.2%
Avaya Holdings Corp.
06/15/2023	2.250%		210,000	193,321
IAC Financeco 2, Inc.(b)
06/15/2026	0.875%		250,000	361,601
Sony Corp.(k)
09/30/2022	0.000%	JPY	18,000,000	282,311
Total				837,233
Wirelines 0.1%
GCI Liberty, Inc.(b)
09/30/2046	1.750%		225,000	376,425
Total Convertible Bonds (Cost $2,769,123)				3,136,855

Convertible Preferred Stocks 0.8%
Issuer		Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
2020 Cash Mandatory Exchangeable Trust(b)	5.250%	95	104,079
Total Communication Services			104,079
Health Care 0.0%
Health Care Equipment & Supplies 0.0%
Becton Dickinson and Co.	6.000%	2,200	117,942
Danaher Corp.	5.000%	130	160,207
Total			278,149
Total Health Care			278,149
Industrials 0.1%
Machinery 0.1%
Fortive Corp.	5.000%	550	503,112
Total Industrials			503,112

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Information Technology 0.1%
Semiconductors & Semiconductor Equipment 0.1%
Broadcom, Inc.	8.000%	285	352,095
Total Information Technology			352,095
Utilities 0.6%
Electric Utilities 0.4%
American Electric Power Co., Inc.	6.125%	7,750	377,534
NextEra Energy, Inc.	4.872%	8,600	473,224
NextEra Energy, Inc.	5.279%	11,800	564,394
Southern Co. (The)	6.750%	8,350	376,752
Total			1,791,904
Gas Utilities 0.0%
South Jersey Industries, Inc.	7.250%	3,350	125,290
Multi-Utilities 0.2%
CenterPoint Energy, Inc.	7.000%	2,800	105,812
Dominion Energy, Inc.	7.250%	4,400	442,684
DTE Energy Co.	6.250%	8,100	373,783
Total			922,279
Total Utilities			2,839,473
Total Convertible Preferred Stocks (Cost $4,177,662)			4,076,908

Corporate Bonds & Notes(j) 18.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Airbus SE(b)
06/09/2030	1.625%	EUR	100,000	122,744
Boeing Co. (The)
05/01/2027	5.040%		200,000	220,459
05/01/2030	5.150%		205,000	229,781
Total				572,984
Airlines 0.3%
American Airlines Pass-Through Trust
Series 2016-2 Class AA
06/15/2028	3.200%		208,000	193,679
Continental Airlines Pass-Through Trust
04/19/2022	5.983%		103,213	97,552
Delta Air Lines Pass-Through Trust
06/10/2028	2.000%		120,000	116,277
06/10/2028	2.500%		120,000	105,811
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Delta Air Lines, Inc.
04/19/2021	3.400%		220,000	220,271
10/28/2024	2.900%		105,000	96,230
Delta Air Lines, Inc.(b)
05/01/2025	7.000%		225,000	246,338
JetBlue Pass-Through Trust
Series 2020-1 Class A
11/15/2032	4.000%		400,000	409,020
U.S. Airways Pass-Through Trust
04/22/2023	6.250%		209,484	188,768
Total				1,673,946
Apartment REIT 0.1%
Mid-America Apartments LP
10/15/2023	4.300%		325,000	355,486
Automotive 0.6%
BMW Finance NV(b)
11/14/2024	1.000%	EUR	75,000	92,898
Daimler Finance North America LLC(a),(b)
3-month USD LIBOR + 0.900% 02/15/2022	1.180%		385,000	385,674
Ford Motor Co.
04/21/2023	8.500%		175,000	193,805
Ford Motor Credit Co. LLC
11/02/2020	2.343%		335,000	335,438
01/15/2021	3.200%		380,000	380,412
02/01/2021	5.750%		10,000	10,116
10/12/2021	3.813%		75,000	75,187
03/28/2022	3.339%		200,000	200,113
11/01/2022	3.350%		200,000	199,767
11/17/2023	3.370%		200,000	201,057
Ford Motor Credit Co. LLC(a)
3-month USD LIBOR + 0.880% 10/12/2021	1.146%		200,000	192,578
3-month USD LIBOR + 1.080% 08/03/2022	1.331%		255,000	242,262
General Motors Co.
10/01/2025	6.125%		130,000	152,671
General Motors Financial Co., Inc.
07/06/2021	3.200%		75,000	76,186
09/25/2021	4.375%		45,000	46,513
11/06/2021	4.200%		55,000	56,843
04/10/2022	3.450%		25,000	25,701
06/30/2022	3.150%		80,000	82,299
Total				2,949,520
Banking 2.0%
Banco Actinver SA/Grupo GICSA SAB de CV(b)
12/18/2032	9.500%	MXN	3,000,000	98,219

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	19

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Bank of America Corp.(l)
12/20/2023	3.004%		659,000	694,548
04/29/2031	2.592%		50,000	53,307
Bank of America Corp.
Subordinated
01/29/2037	6.110%		200,000	286,836
BB&T Corp., Subordinated
03/19/2029	3.875%		125,000	144,837
Citigroup, Inc.(a)
3-month AUD BBSW + 1.550% 05/04/2021	1.645%	AUD	280,000	207,965
Citigroup, Inc.(a),(b)
3-month EURIBOR + 0.500% 03/21/2023	0.111%	EUR	190,000	226,984
Citigroup, Inc.(l)
05/15/2024	1.678%		190,000	195,011
03/31/2031	4.412%		255,000	309,989
06/03/2031	2.572%		295,000	312,295
Citigroup, Inc.
Subordinated
07/25/2028	4.125%		250,000	286,843
Comerica, Inc.(l)
12/31/2049	5.625%		95,000	102,681
First Horizon Bank
Subordinated
05/01/2030	5.750%		255,000	285,069
Goldman Sachs Group, Inc. (The)(b)
05/15/2024	1.375%	EUR	186,000	228,652
03/27/2025	3.375%	EUR	38,000	51,280
11/01/2028	2.000%	EUR	47,000	61,982
Goldman Sachs Group, Inc. (The)
03/15/2030	3.800%		220,000	256,337
JPMorgan Chase & Co.(l)
03/13/2026	2.005%		160,000	167,305
04/22/2026	2.083%		380,000	399,371
01/29/2027	3.960%		325,000	373,034
06/01/2028	2.182%		125,000	130,778
Subordinated
05/13/2031	2.956%		285,000	306,534
JPMorgan Chase & Co.
06/15/2026	3.200%		145,000	162,321
Lloyds Banking Group PLC(l)
07/09/2025	3.870%		400,000	439,941
National Bank of Canada(b)
10/07/2022	2.150%		250,000	258,147
Nationwide Building Society(b),(l)
08/01/2024	4.363%		100,000	109,412
Popular, Inc.
09/14/2023	6.125%		320,000	339,915
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Santander UK Group Holdings PLC
10/16/2020	2.875%		500,000	501,517
Santander UK PLC(b)
Subordinated
11/07/2023	5.000%		115,000	126,689
Synovus Financial Corp.(l)
Subordinated
12/15/2025	5.750%		335,000	334,117
U.S. Bancorp
06/07/2024	0.850%	EUR	600,000	736,537
U.S. Bancorp, Subordinated
07/30/2029	3.000%		85,000	94,146
U.S. Bank NA
01/27/2025	2.800%		250,000	273,739
US Bancorp
02/05/2024	3.375%		103,000	112,678
Wells Fargo & Co.(a)
3-month AUD BBSW + 1.320% 07/27/2021	1.422%	AUD	300,000	222,750
Wells Fargo & Co.
04/27/2022	3.250%	AUD	300,000	229,813
Wells Fargo & Co.(l)
06/02/2028	2.393%		160,000	167,128
10/30/2030	2.879%		100,000	107,586
04/30/2041	3.068%		190,000	201,203
04/04/2051	5.013%		15,000	20,598
Zions Bancorp(l)
Junior Subordinated
12/31/2049	5.800%		49,000	46,756
Total				9,664,850
Brokerage/Asset Managers/Exchanges 0.1%
Raymond James Financial, Inc.
07/15/2046	4.950%		160,000	204,692
Stifel Financial Corp.
05/15/2030	4.000%		155,000	167,498
Total				372,190
Building Materials 0.0%
Owens Corning
08/15/2029	3.950%		110,000	124,028
Cable and Satellite 1.5%
Altice Financing SA(b)
05/15/2026	7.500%		400,000	426,901
Cablevision Systems Corp.
09/15/2022	5.875%		190,000	202,048

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.(b)
02/15/2026	5.750%	85,000	89,075
05/01/2027	5.125%	335,000	356,789
06/01/2029	5.375%	123,000	134,975
03/01/2030	4.750%	230,000	246,982
08/15/2030	4.500%	511,000	542,177
05/01/2032	4.500%	75,000	79,497
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	75,000	87,305
04/01/2048	5.750%	170,000	213,168
07/01/2049	5.125%	355,000	416,555
CSC Holdings LLC(b)
05/15/2026	5.500%	455,000	477,201
04/15/2027	5.500%	200,000	213,292
02/01/2028	5.375%	485,000	518,255
04/01/2028	7.500%	400,000	449,068
01/15/2030	5.750%	505,000	550,577
12/01/2030	4.625%	200,000	204,970
DISH DBS Corp.
07/15/2022	5.875%	250,000	263,239
Intelsat Jackson Holdings SA(b),(m)
10/15/2024	0.000%	287,000	195,172
07/15/2025	0.000%	173,000	119,191
LCPR Senior Secured Financing DAC(b)
10/15/2027	6.750%	285,000	305,461
SES GLOBAL Americas Holdings GP(b)
03/25/2044	5.300%	375,000	395,723
Sirius XM Radio, Inc.(b)
07/15/2026	5.375%	125,000	131,167
Time Warner Cable LLC
09/01/2041	5.500%	125,000	153,741
Virgin Media Finance PLC(b)
07/15/2030	5.000%	200,000	205,975
Virgin Media Secured Finance PLC(b)
05/15/2029	5.500%	215,000	232,516
Total			7,211,020
Chemicals 0.1%
Braskem Netherlands Finance BV(b)
01/10/2028	4.500%	200,000	195,221
International Flavors & Fragrances, Inc.
09/26/2048	5.000%	160,000	199,274
Total			394,495
Construction Machinery 0.1%
United Rentals North America, Inc.
01/15/2028	4.875%	220,000	234,025
07/15/2030	4.000%	150,000	156,791
Total			390,816
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.4%
ANGI Group LLC(b)
08/15/2028	3.875%		135,000	136,687
Expedia Group, Inc.(b)
05/01/2025	6.250%		110,000	120,688
Expedia Group, Inc.
02/15/2026	5.000%		108,000	113,794
02/15/2028	3.800%		250,000	248,152
IHS Markit Ltd.(b)
11/01/2022	5.000%		165,000	177,295
IHS Markit Ltd.
08/01/2028	4.750%		245,000	293,743
Match Group, Inc.(b)
08/01/2030	4.125%		150,000	157,492
Matthews International Corp.(b)
12/01/2025	5.250%		85,000	80,804
TripAdvisor, Inc.(b)
07/15/2025	7.000%		160,000	169,130
Uber Technologies, Inc.(b)
11/01/2026	8.000%		275,000	291,131
Total				1,788,916
Consumer Products 0.0%
Natura Cosmeticos SA(b)
02/01/2023	5.375%		200,000	206,834
Diversified Manufacturing 0.0%
General Electric Co.
03/15/2032	6.750%		50,000	62,397
Electric 0.7%
DPL, Inc.(b)
07/01/2025	4.125%		270,000	284,854
Duke Energy Progress LLC
12/01/2044	4.150%		300,000	377,519
E.ON SE(b)
09/29/2027	0.375%	EUR	65,000	78,533
ITC Holdings Corp.
11/15/2027	3.350%		150,000	168,121
NRG Energy, Inc.
01/15/2027	6.625%		450,000	481,708
NRG Energy, Inc.(b)
06/15/2029	5.250%		180,000	196,472
NSTAR Electric Co.
05/15/2027	3.200%		520,000	585,452
Southern Co. (The)
07/01/2026	3.250%		184,000	206,219

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	21

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tucson Electric Power Co.
11/15/2021	5.150%	450,000	468,132
Vistra Operations Co. LLC(b)
07/15/2024	3.550%	230,000	243,831
02/15/2027	5.625%	129,000	136,944
07/31/2027	5.000%	60,000	63,585
Total			3,291,370
Environmental 0.0%
Waste Pro USA, Inc.(b)
02/15/2026	5.500%	225,000	231,418
Finance Companies 0.6%
AerCap Ireland Capital DAC/Global Aviation Trust
05/15/2021	4.500%	250,000	254,385
12/16/2021	4.450%	250,000	255,035
07/21/2027	3.650%	30,000	27,797
01/23/2028	3.875%	75,000	69,544
Air Lease Corp.
03/01/2025	3.250%	160,000	162,425
Avolon Holdings Funding Ltd.(b)
10/01/2023	5.125%	129,000	124,362
05/15/2024	5.250%	20,000	19,156
07/01/2024	3.950%	45,000	41,249
02/15/2025	2.875%	195,000	170,300
FirstCash, Inc.(b)
09/01/2028	4.625%	70,000	71,912
GE Capital Funding LLC(b)
05/15/2030	4.400%	325,000	343,441
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	795,000	821,081
Park Aerospace Holdings Ltd.(b)
08/15/2022	5.250%	80,000	78,854
03/15/2023	4.500%	60,000	57,525
02/15/2024	5.500%	225,000	221,290
Total			2,718,356
Food and Beverage 0.9%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	200,000	247,485
Anheuser-Busch InBev Worldwide, Inc.
04/15/2048	4.600%	75,000	89,541
Bacardi Ltd.(b)
05/15/2028	4.700%	120,000	139,004
JBS Investments II GmbH(b)
01/15/2026	7.000%	260,000	280,974
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Kraft Heinz Foods Co. (The)
07/15/2025	3.950%		61,000	66,196
06/01/2026	3.000%		280,000	291,411
07/15/2035	5.000%		55,000	63,581
06/04/2042	5.000%		65,000	71,695
06/01/2046	4.375%		530,000	543,101
Kraft Heinz Foods Co. (The)(b)
05/15/2027	3.875%		50,000	53,531
04/01/2030	3.750%		50,000	53,374
03/01/2031	4.250%		175,000	193,064
08/01/2039	7.125%		205,000	281,813
10/01/2049	4.875%		55,000	60,249
Molson Coors Brewing Co.
07/15/2024	1.250%	EUR	100,000	119,826
NBM US Holdings, Inc.(b)
05/14/2026	7.000%		200,000	213,665
Pilgrim’s Pride Corp.(b)
09/30/2027	5.875%		150,000	159,353
Post Holdings, Inc.(b)
08/15/2026	5.000%		350,000	362,731
03/01/2027	5.750%		410,000	432,880
01/15/2028	5.625%		355,000	379,336
12/15/2029	5.500%		60,000	65,711
Total				4,168,521
Gaming 0.6%
Churchill Downs, Inc.(b)
04/01/2027	5.500%		340,000	357,819
01/15/2028	4.750%		30,000	30,712
Colt Merger Sub, Inc.(b)
07/01/2025	6.250%		135,000	142,833
GLP Capital LP/Financing II, Inc.
06/01/2025	5.250%		130,000	140,821
04/15/2026	5.375%		230,000	255,479
06/01/2028	5.750%		80,000	90,880
01/15/2029	5.300%		130,000	144,762
01/15/2030	4.000%		15,000	15,632
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%		75,000	81,140
Stars Group Holdings BV/Co-Borrower LLC(b)
07/15/2026	7.000%		1,430,000	1,522,835
VICI Properties LP/Note Co., Inc.(b)
12/01/2029	4.625%		85,000	88,739
08/15/2030	4.125%		170,000	169,912
Total				3,041,564
Health Care 1.9%
Ascension Health
11/15/2029	2.532%		114,000	127,132

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Banner Health
01/01/2030	2.338%		215,000	225,206
Baylor Scott & White Holdings
11/15/2026	2.650%		500,000	514,541
Becton Dickinson Euro Finance SARL
06/04/2026	1.208%	EUR	155,000	188,400
Cigna Corp.
11/15/2025	4.125%		850,000	981,619
CVS Health Corp.
03/25/2048	5.050%		315,000	410,855
DH Europe Finance II SARL
03/18/2028	0.450%	EUR	335,000	397,401
Encompass Health Corp.
02/01/2030	4.750%		235,000	244,410
Hackensack Meridian Health, Inc.
07/01/2057	4.500%		300,000	393,004
HCA, Inc.
05/01/2023	4.750%		84,000	92,308
02/01/2025	5.375%		395,000	444,428
06/15/2029	4.125%		310,000	356,497
09/01/2030	3.500%		719,000	754,641
06/15/2049	5.250%		340,000	426,859
New York and Presbyterian Hospital (The)
08/01/2036	3.563%		390,000	447,035
Partners Healthcare System, Inc.
07/01/2060	3.342%		145,000	156,552
Polaris Intermediate Corp.(b),(n)
12/01/2022	8.500%		1,465,000	1,488,984
Rede D’or Finance SARL(b)
01/22/2030	4.500%		200,000	196,000
Select Medical Corp.(b)
08/15/2026	6.250%		375,000	402,546
Tenet Healthcare Corp.
07/15/2024	4.625%		54,000	55,201
Tenet Healthcare Corp.(b)
01/01/2026	4.875%		325,000	338,095
Thermo Fisher Scientific, Inc.
09/12/2024	0.750%	EUR	100,000	122,565
03/01/2028	0.500%	EUR	105,000	126,435
Total				8,890,714
Healthcare Insurance 0.3%
Centene Corp.(b)
04/01/2025	5.250%		55,000	57,045
08/15/2026	5.375%		102,000	107,861
Centene Corp.
12/15/2029	4.625%		150,000	164,615
02/15/2030	3.375%		805,000	840,936
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Molina Healthcare, Inc.(b)
06/15/2025	4.875%	112,000	113,732
06/15/2028	4.375%	200,000	210,281
Total			1,494,470
Healthcare REIT 0.1%
Ventas Realty LP
04/01/2027	3.850%	300,000	321,502
Home Construction 0.1%
Lennar Corp.
04/30/2024	4.500%	80,000	86,058
11/15/2024	5.875%	60,000	67,249
11/29/2027	4.750%	400,000	457,733
Total			611,040
Independent Energy 0.4%
Aker BP ASA(b)
06/15/2024	4.750%	155,000	159,693
01/15/2030	3.750%	210,000	208,484
Antero Resources Corp.
12/01/2022	5.125%	69,000	59,629
03/01/2025	5.000%	266,000	183,018
Endeavor Energy Resources LP/Finance, Inc.(b)
01/30/2026	5.500%	35,000	35,053
EOG Resources, Inc.
04/15/2030	4.375%	160,000	191,916
EQT Corp.
10/01/2027	3.900%	121,000	116,334
Gulfport Energy Corp.
05/15/2025	6.375%	21,000	12,494
Medco Oak Tree Pte Ltd.(b)
05/14/2026	7.375%	240,000	241,859
Northern Oil and Gas, Inc.(n)
05/15/2023	8.500%	338,000	291,483
Occidental Petroleum Corp.
08/15/2022	2.700%	65,000	63,854
08/15/2024	2.900%	195,000	179,474
06/15/2025	3.500%	95,000	85,996
08/15/2029	3.500%	135,000	116,646
Range Resources Corp.
05/15/2025	4.875%	85,000	79,257
Total			2,025,190
Integrated Energy 0.2%
BP Capital Markets America, Inc.
04/06/2030	3.633%	75,000	86,212
Exxon Mobil Corp.
10/15/2030	2.610%	170,000	185,350
03/19/2050	4.327%	215,000	274,375

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	23

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Suncor Energy, Inc.
05/15/2025	3.100%	170,000	186,752
Total			732,689
Leisure 0.0%
Live Nation Entertainment, Inc.(b)
10/15/2027	4.750%	227,000	214,122
Lodging 0.1%
Hilton Worldwide Finance LLC/Corp.
04/01/2025	4.625%	140,000	141,738
Wyndham Hotels & Resorts, Inc.(b)
08/15/2028	4.375%	135,000	136,051
Total			277,789
Media and Entertainment 0.7%
Cimpress NV(b)
06/15/2026	7.000%	210,000	209,491
Graham Holdings Co.(b)
06/01/2026	5.750%	175,000	185,573
Lions Gate Capital Holdings LLC(b)
02/01/2024	6.375%	285,000	291,413
11/01/2024	5.875%	205,000	206,359
Netflix, Inc.(b)
06/15/2025	3.625%	225,000	238,057
11/15/2029	5.375%	230,000	277,445
Nielsen Finance Co. SARL(b)
10/01/2021	5.500%	1,061,000	1,064,543
Twitter, Inc.(b)
12/15/2027	3.875%	150,000	158,457
Walt Disney Co. (The)
01/13/2051	3.600%	255,000	291,267
WMG Acquisition Corp.(b)
04/15/2026	5.500%	255,000	265,200
Total			3,187,805
Metals and Mining 0.1%
Freeport-McMoRan, Inc.
08/01/2028	4.375%	200,000	210,320
Indika Energy Capital III Pte, Ltd.(b)
11/09/2024	5.875%	200,000	189,935
Total			400,255
Midstream 0.7%
Enbridge, Inc.
12/01/2026	4.250%	385,000	445,591
Energy Transfer Operating LP
06/01/2027	5.500%	90,000	100,450
06/15/2028	4.950%	92,000	98,622
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Energy Transfer Operating LP(l)
12/31/2049	6.625%		100,000	75,449
Energy Transfer Partners LP
03/15/2045	5.150%		370,000	351,620
Enterprise Products Operating LLC
07/31/2029	3.125%		305,000	334,012
Kinder Morgan, Inc.
06/01/2025	4.300%		90,000	102,227
NGPL PipeCo LLC(b)
08/15/2022	4.375%		295,000	305,771
Rockies Express Pipeline LLC(b)
07/15/2029	4.950%		100,000	100,869
05/15/2030	4.800%		100,000	98,295
04/15/2040	6.875%		100,000	103,463
Texas Eastern Transmission LP(b)
10/15/2022	2.800%		250,000	256,841
TransCanada PipeLines Ltd.
05/15/2028	4.250%		90,000	104,974
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%		64,000	65,406
Williams Companies, Inc. (The)
11/15/2023	4.500%		120,000	131,939
06/24/2024	4.550%		278,000	311,734
06/15/2027	3.750%		90,000	99,294
09/15/2045	5.100%		150,000	175,267
Total				3,261,824
Natural Gas 0.0%
Engie SA(b)
06/21/2027	0.375%	EUR	100,000	120,864
Office REIT 0.1%
Boston Properties LP
01/30/2031	3.250%		125,000	136,570
Hudson Pacific Properties LP
11/01/2027	3.950%		160,000	173,015
SL Green Operating Partnership LP
10/15/2022	3.250%		260,000	265,394
Total				574,979
Oil Field Services 0.1%
Transocean Pontus Ltd.(b)
08/01/2025	6.125%		40,560	36,288
Transocean Poseidon Ltd.(b)
02/01/2027	6.875%		175,000	145,005
Transocean Proteus Ltd.(b)
12/01/2024	6.250%		65,000	58,418

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	212,000	220,601
09/01/2027	6.875%	19,000	19,662
Total			479,974
Other Financial Institutions 0.1%
Nationstar Mortgage Holdings, Inc.(b)
01/15/2027	6.000%	255,000	270,337
Other Industry 0.3%
AECOM
10/15/2024	5.875%	310,000	345,099
03/15/2027	5.125%	415,000	456,323
Duke University
10/01/2044	2.682%	265,000	276,244
Emory University
09/01/2030	2.143%	125,000	131,691
Leland Stanford Junior University (The)
06/01/2027	1.289%	150,000	153,012
University of Notre Dame du Lac
02/15/2030	1.637%	110,000	112,421
Total			1,474,790
Other REIT 0.3%
American Campus Communities Operating Partnership LP
04/15/2023	3.750%	500,000	524,238
CyrusOne LP/Finance Corp.
11/15/2024	2.900%	155,000	165,524
11/15/2029	3.450%	565,000	617,652
ESH Hospitality, Inc.(b)
05/01/2025	5.250%	175,000	178,069
Lexington Realty Trust
09/15/2030	2.700%	135,000	136,816
Total			1,622,299
Packaging 0.5%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b)
08/15/2026	4.125%	110,000	114,653
Ball Corp.
11/15/2023	4.000%	380,000	404,723
07/01/2025	5.250%	275,000	312,025
03/15/2026	4.875%	365,000	409,747
08/15/2030	2.875%	200,000	199,725
Berry Global Escrow Corp.(b)
07/15/2026	4.875%	51,000	54,123
07/15/2027	5.625%	235,000	248,501
Crown Americas LLC/Capital Corp. IV
01/15/2023	4.500%	204,000	214,399
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Crown Americas LLC/Capital Corp. V
09/30/2026	4.250%		25,000	26,578
Crown Cork & Seal Co., Inc.
12/15/2026	7.375%		195,000	231,168
Sealed Air Corp.(b)
09/15/2025	5.500%		357,000	400,259
Total				2,615,901
Paper 0.0%
Graphic Packaging International LLC(b)
07/15/2027	4.750%		75,000	82,979
Graphic Packaging International, Inc.
11/15/2022	4.875%		150,000	156,456
Total				239,435
Pharmaceuticals 0.8%
AbbVie, Inc.(b)
03/15/2035	4.550%		110,000	136,515
11/21/2049	4.250%		150,000	180,943
AbbVie, Inc.
05/14/2046	4.450%		148,000	179,532
Allergan Funding SCS
06/01/2024	1.250%	EUR	100,000	119,903
11/15/2028	2.625%	EUR	100,000	129,617
Bausch Health Companies, Inc.(b)
05/15/2023	5.875%		122,000	121,927
04/15/2025	6.125%		100,000	102,821
11/01/2025	5.500%		100,000	103,208
12/15/2025	9.000%		105,000	114,952
01/30/2028	5.000%		395,000	390,416
02/15/2029	6.250%		190,000	198,556
01/30/2030	5.250%		545,000	541,144
Bayer US Finance II LLC(b)
12/15/2025	4.250%		115,000	132,290
12/15/2028	4.375%		380,000	445,935
06/25/2038	4.625%		370,000	439,363
Elanco Animal Health, Inc.
08/28/2023	4.272%		345,000	381,780
Total				3,718,902
Property & Casualty 0.4%
Berkshire Hathaway Finance Corp.
06/19/2039	2.375%	GBP	125,000	188,106
01/15/2049	4.250%		105,000	136,398
Berkshire Hathaway, Inc.(k)
03/12/2025	0.000%	EUR	215,000	255,674
Chubb INA Holdings, Inc.
12/15/2024	0.300%	EUR	180,000	215,198

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	25

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Farmers Exchange Capital III(b),(l)
Subordinated
10/15/2054	5.454%		500,000	602,558
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	2.603%		450,000	447,693
Total				1,845,627
Refining 0.0%
Valero Energy Corp.
09/15/2026	3.400%		95,000	104,631
Restaurants 0.4%
1011778 BC ULC/New Red Finance, Inc.(b)
05/15/2024	4.250%		285,000	290,187
04/15/2025	5.750%		120,000	128,001
10/15/2025	5.000%		380,000	389,652
01/15/2028	3.875%		290,000	296,463
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b)
06/01/2024	5.000%		155,000	159,855
06/01/2026	5.250%		230,000	239,868
Yum! Brands, Inc.(b)
01/15/2030	4.750%		455,000	500,996
Total				2,005,022
Retailers 0.1%
Alimentation Couche-Tard, Inc.(b)
07/26/2022	2.700%		80,000	82,467
01/25/2050	3.800%		180,000	195,838
Rite Aid Corp.(b)
11/15/2026	8.000%		92,000	93,794
Total				372,099
Supranational 0.5%
Asian Development Bank
03/09/2022	5.000%	AUD	165,000	130,336
European Financial Stability Facility(b)
05/23/2023	1.875%	EUR	66,000	84,072
10/17/2023	0.125%	EUR	330,000	401,867
European Investment Bank(b)
05/12/2022	1.500%	NOK	2,060,000	240,398
European Investment Bank(a),(b)
SOFR + 0.350% 06/29/2023	0.409%	GBP	115,000	154,401
International Bank for Reconstruction & Development
01/13/2021	2.800%	AUD	190,000	141,447
01/22/2021	3.500%	NZD	190,000	129,547
08/20/2021	7.450%	IDR	740,000,000	51,862
10/06/2021	4.625%	NZD	230,000	162,345
01/25/2022	3.375%	NZD	385,000	270,730
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
01/16/2025	1.900%	CAD	295,000	238,361
International Finance Corp.(o)
09/10/2025	0.375%	NZD	270,000	180,739
Nordic Investment Bank
01/24/2022	1.500%	NOK	1,000,000	116,213
Total				2,302,318
Technology 0.9%
Alphabet, Inc.
08/15/2030	1.100%		155,000	154,588
Apple, Inc.
05/24/2025	0.875%	EUR	300,000	374,601
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%		75,000	83,111
Broadcom, Inc.
04/15/2029	4.750%		233,000	273,672
11/15/2030	4.150%		195,000	220,043
Camelot Finance SA(b)
11/01/2026	4.500%		80,000	82,719
CoStar Group, Inc.(b)
07/15/2030	2.800%		115,000	120,924
Dell International LLC/EMC Corp.(b)
07/15/2046	8.350%		154,000	208,308
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(b)
06/15/2021	4.420%		76,000	77,957
Equinix, Inc.
11/18/2029	3.200%		115,000	127,328
07/15/2030	2.150%		156,000	160,064
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	205,000	260,794
12/03/2028	1.000%	EUR	100,000	122,188
Fiserv, Inc.
07/01/2027	1.125%	EUR	100,000	123,257
Intel Corp.
03/25/2050	4.750%		185,000	255,980
MSCI, Inc.(b)
08/01/2026	4.750%		55,000	57,098
11/15/2029	4.000%		85,000	89,770
09/01/2030	3.625%		65,000	68,088
02/15/2031	3.875%		140,000	148,559
NXP BV/Funding LLC(b)
06/15/2022	4.625%		220,000	234,502
Refinitiv US Holdings, Inc.(b)
05/15/2026	6.250%		630,000	677,034
SS&C Technologies, Inc.(b)
09/30/2027	5.500%		180,000	192,509
Total				4,113,094

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Tobacco 0.2%
BAT Capital Corp.
08/15/2047	4.540%		100,000	108,587
Reynolds American, Inc.
08/15/2045	5.850%		510,000	632,755
Total				741,342
Transportation Services 0.0%
Adani Ports & Special Economic Zone Ltd.(b)
01/19/2022	3.950%		200,000	204,443
Wireless 0.7%
American Tower Corp.
01/15/2022	2.250%		200,000	204,910
05/22/2026	1.950%	EUR	100,000	129,134
Cellnex Telecom SA
06/26/2029	1.875%	EUR	100,000	121,128
Crown Castle International Corp.
02/15/2028	3.800%		265,000	302,722
SBA Communications Corp.(b)
02/15/2027	3.875%		435,000	451,578
SBA Tower Trust(b)
01/15/2025	2.836%		109,000	113,757
Sprint Corp.
09/15/2023	7.875%		193,000	224,577
Sprint Spectrum Co. I/II/III LLC(b)
09/20/2021	3.360%		194,375	196,574
03/20/2025	4.738%		345,000	375,574
T-Mobile USA, Inc.
03/01/2023	6.000%		4,000	4,007
04/15/2024	6.000%		133,000	135,694
01/15/2026	6.500%		135,000	141,352
02/01/2026	4.500%		204,000	210,332
02/01/2028	4.750%		118,000	127,106
T-Mobile USA, Inc.(b)
04/15/2027	3.750%		120,000	135,827
04/15/2030	3.875%		88,000	100,834
04/15/2040	4.375%		175,000	210,638
Vodafone Group PLC
05/30/2048	5.250%		230,000	300,509
06/19/2049	4.875%		20,000	24,977
09/17/2050	4.250%		75,000	87,603
Total				3,598,833
Wirelines 0.8%
AT&T, Inc.
05/15/2035	4.500%		35,000	41,730
03/01/2037	5.250%		45,000	56,793
08/15/2037	4.900%		100,000	123,719
06/15/2044	4.800%		700,000	843,702
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
05/15/2046	4.750%		40,000	47,940
02/01/2052	3.300%		80,000	79,300
C&W Senior Financing DAC(b)
09/15/2027	6.875%		200,000	209,768
Cincinnati Bell, Inc.(b)
07/15/2024	7.000%		1,211,000	1,251,620
GCI LLC(b)
06/15/2024	6.625%		350,000	368,882
HC2 Holdings, Inc.(b)
12/01/2021	11.500%		106,000	98,767
Level 3 Financing, Inc.
02/01/2023	5.625%		28,000	28,021
01/15/2024	5.375%		45,000	45,604
05/01/2025	5.375%		95,000	97,985
Qwest Corp.
12/01/2021	6.750%		90,000	95,316
Verizon Communications, Inc.
09/21/2028	4.329%		273,000	330,491
Total				3,719,638
Total Corporate Bonds & Notes (Cost $86,738,971)				90,760,639

Foreign Government Obligations(j),(p) 6.1%

Australia 0.1%
Australia Government Bond(b)
11/21/2024	0.250%	AUD	310,000	227,412
New South Wales Treasury Corp.(b)
02/08/2024	1.000%	AUD	255,000	191,992
Total				419,404
Austria 0.1%
Republic of Austria Government Bond(b)
02/20/2029	0.500%	EUR	220,000	280,624
Azerbaijan 0.1%
Southern Gas Corridor CJSC(b)
03/24/2026	6.875%		200,000	239,461
Brazil 0.0%
Petrobras Global Finance BV
01/27/2028	5.999%		50,000	55,368
Canada 0.5%
Canada Housing Trust No. 1(b)
06/15/2025	0.950%	CAD	285,000	221,710
12/15/2025	1.950%	CAD	845,000	690,741
Canadian Government Bond
09/01/2024	1.500%	CAD	495,000	397,101

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	27

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(j),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Province of Alberta
12/01/2023	3.400%	CAD	120,000	100,200
Province of Ontario
06/02/2028	2.900%	CAD	245,000	211,795
06/02/2045	3.450%	CAD	215,000	209,254
Province of Quebec
09/01/2023	3.000%	CAD	325,000	267,659
Province of Quebec(b)
12/15/2023	1.500%	GBP	105,000	145,393
04/07/2025	0.200%	EUR	180,000	218,781
Total				2,462,634
Chile 0.1%
Corporación Nacional del Cobre de Chile(b)
08/01/2027	3.625%		300,000	328,467
Colombia 0.1%
Colombia Government International Bond
02/26/2024	4.000%		215,000	230,114
04/25/2027	3.875%		200,000	218,027
06/15/2045	5.000%		200,000	239,914
Total				688,055
Dominican Republic 0.1%
Dominican Republic International Bond(b)
07/19/2028	6.000%		150,000	161,694
01/30/2030	4.500%		200,000	197,830
Total				359,524
Germany 0.1%
Kreditanstalt fuer Wiederaufbau
08/15/2023	2.125%	EUR	280,000	360,877
Greece 0.1%
Hellenic Republic Government Bond(b)
04/22/2027	2.000%	EUR	151,000	193,867
06/18/2030	1.500%	EUR	145,000	179,479
Total				373,346
India 0.1%
Indian Railway Finance Corp., Ltd.(b)
02/13/2030	3.249%		200,000	203,484
NTPC Ltd.(b)
05/03/2022	7.250%	INR	20,000,000	274,352
Total				477,836
Indonesia 1.0%
Indonesia Government International Bond(b)
06/14/2023	2.625%	EUR	225,000	282,716
07/18/2024	2.150%	EUR	200,000	250,016
Foreign Government Obligations(j),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia Government International Bond
10/15/2030	3.850%		200,000	229,644
Indonesia Treasury Bond
03/15/2024	8.375%	IDR	2,201,000,000	165,878
06/15/2025	6.500%	IDR	7,027,000,000	502,325
09/15/2026	8.375%	IDR	3,564,000,000	274,271
05/15/2027	7.000%	IDR	2,047,000,000	145,508
05/15/2028	6.125%	IDR	2,189,000,000	145,261
03/15/2029	9.000%	IDR	1,012,000,000	79,102
05/15/2029	8.250%	IDR	1,034,000,000	77,976
09/15/2030	7.000%	IDR	4,827,000,000	335,177
05/15/2031	8.750%	IDR	2,700,000,000	206,924
08/15/2032	7.500%	IDR	340,000,000	23,639
05/15/2033	6.625%	IDR	509,000,000	33,333
06/15/2035	7.500%	IDR	1,095,000,000	76,150
05/15/2038	7.500%	IDR	1,751,000,000	120,878
Perusahaan Penerbit SBSN Indonesia III(b)
03/29/2027	4.150%		270,000	305,588
PT Indonesia Asahan Aluminium Persero(b)
05/15/2025	4.750%		220,000	242,805
11/15/2028	6.530%		400,000	497,379
PT Jasa Marga Persero Tbk(b)
12/11/2020	7.500%	IDR	2,000,000,000	133,935
PT Pelabuhan Indonesia II(b)
05/05/2025	4.250%		225,000	244,802
PT Pertamina Persero(b)
05/20/2023	4.300%		270,000	290,166
08/25/2030	3.100%		200,000	207,722
PT Perusahaan Listrik Negara(b)
05/15/2027	4.125%		80,000	87,203
Total				4,958,398
Ireland 0.2%
Ireland Government Bond(b)
03/20/2023	3.900%	EUR	175,000	232,877
03/18/2024	3.400%	EUR	180,000	244,947
05/15/2029	1.100%	EUR	200,000	264,963
Total				742,787
Israel 0.1%
Israel Electric Corp., Ltd.(b)
06/21/2023	6.875%		200,000	229,199
11/12/2024	5.000%		200,000	224,905
Total				454,104
Italy 0.1%
Italy Buoni Poliennali Del Tesoro(b)
08/01/2023	4.750%	EUR	175,000	237,027
07/01/2025	1.850%	EUR	345,000	437,991
Total				675,018

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(j),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan 0.2%
Japan Government 5-Year Bond
06/20/2025	0.100%	JPY	94,650,000	901,057
Kazakhstan 0.1%
KazMunayGas National Co. JSC(b)
04/24/2030	5.375%		215,000	257,851
Malaysia 0.3%
Malaysia Government Bond
07/15/2021	4.160%	MYR	975,000	239,006
09/30/2024	4.059%	MYR	975,000	252,268
03/14/2025	3.882%	MYR	545,000	140,780
11/16/2027	3.899%	MYR	650,000	171,121
06/15/2028	3.733%	MYR	375,000	97,538
04/15/2033	3.844%	MYR	1,223,000	315,237
07/05/2034	3.828%	MYR	400,000	103,885
Total				1,319,835
Mauritius 0.0%
Greenko Solar Mauritius Ltd.(b)
01/29/2025	5.550%		200,000	204,215
Mexico 0.2%
Banco Nacional de Comercio Exterior SNC(b),(l)
Subordinated
08/11/2026	3.800%		200,000	200,070
Mexico Government International Bond
05/29/2031	7.750%	MXN	3,130,000	162,011
Petroleos Mexicanos(b)
01/28/2031	5.950%		100,000	89,989
01/23/2050	7.690%		175,000	156,522
01/28/2060	6.950%		70,000	58,409
Petroleos Mexicanos
06/15/2035	6.625%		115,000	101,651
09/21/2047	6.750%		100,000	83,381
Total				852,033
Netherlands 0.3%
BNG Bank NV(b)
06/07/2024	0.250%	EUR	155,000	189,480
Petrobras Global Finance BV
02/01/2029	5.750%		100,000	109,796
03/19/2049	6.900%		235,000	269,120
Petrobras Global Finance BV(b)
01/15/2030	5.093%		802,000	833,739
Total				1,402,135
Foreign Government Obligations(j),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Norway 0.3%
Nordea Eiendomskreditt AS(a)
3-month NIBOR + 0.300% 06/21/2023	0.660%	NOK	2,000,000	229,896
3-month NIBOR + 0.340% 06/19/2024	0.710%	NOK	2,000,000	230,069
Norway Government Bond(b)
05/25/2021	3.750%	NOK	3,730,000	438,417
05/24/2023	2.000%	NOK	4,870,000	584,375
Total				1,482,757
Panama 0.0%
Panama Government International Bond
01/23/2030	3.160%		200,000	218,676
Paraguay 0.0%
Paraguay Government International Bond(b)
03/27/2027	4.700%		200,000	229,656
Peru 0.2%
Corporación Financiera de Desarrollo SA(b)
07/15/2025	4.750%		220,000	247,416
Peruvian Government International Bond
06/20/2030	2.844%		265,000	291,489
Petroleos del Peru SA(b)
06/19/2047	5.625%		215,000	263,281
Total				802,186
Philippines 0.1%
Philippine Government International Bond
01/15/2021	4.950%	PHP	12,000,000	248,953
05/17/2027	0.875%	EUR	305,000	363,767
Total				612,720
Portugal 0.3%
Portugal Government International Bond(b)
10/15/2024	5.125%		375,000	437,051
Portugal Obrigacoes do Tesouro OT(b)
04/15/2021	3.850%	EUR	295,000	361,892
10/15/2025	2.875%	EUR	125,000	172,323
10/15/2027	0.700%	EUR	90,000	111,797
10/18/2030	0.475%	EUR	470,000	563,897
Total				1,646,960
Qatar 0.2%
Qatar Government International Bond(b)
03/14/2029	4.000%		225,000	264,458
06/02/2046	4.625%		433,000	579,739
Total				844,197

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	29

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(j),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Russian Federation 0.0%
Russian Foreign Bond - Eurobond(b)
03/21/2029	4.375%		200,000	230,851
Saudi Arabia 0.2%
Saudi Arabian Oil Co.(b)
04/16/2029	3.500%		245,000	268,909
Saudi Government International Bond(b)
10/22/2025	2.900%		200,000	212,382
03/04/2028	3.625%		200,000	221,956
01/21/2055	3.750%		200,000	219,128
Total				922,375
Singapore 0.2%
BOC Aviation Ltd.(b)
09/18/2022	2.750%		200,000	203,929
Singapore Government Bond
04/01/2022	1.750%	SGD	550,000	413,918
06/01/2025	2.375%	SGD	165,000	131,733
03/01/2050	1.875%	SGD	508,000	429,804
Total				1,179,384
South Africa 0.1%
Republic of South Africa Government International Bond
10/12/2028	4.300%		300,000	287,339
Spain 0.1%
Spain Government Bond(b)
07/30/2024	0.250%	EUR	180,000	219,362
07/30/2027	0.800%	EUR	175,000	219,400
Total				438,762
Sweden 0.1%
Sweden Government International Bond(b)
04/24/2023	0.125%	EUR	380,000	461,202
Turkey 0.0%
Turkey Government International Bond
03/23/2023	3.250%		240,000	228,049
United Arab Emirates 0.3%
Abu Dhabi Government International Bond(b),(o)
09/02/2023	0.750%		120,000	119,897
03/02/2031	1.700%		205,000	203,969
Abu Dhabi Government International Bond(b)
04/16/2025	2.500%		200,000	212,386
09/30/2029	2.500%		200,000	214,739
04/16/2030	3.125%		200,000	224,391
Foreign Government Obligations(j),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
DP World Crescent Ltd.(b)
09/26/2028	4.848%		200,000	225,512
Total				1,200,894
United Kingdom 0.1%
United Kingdom Gilt(b)
09/07/2020	3.750%	GBP	100,000	133,770
07/22/2022	0.500%	GBP	195,000	263,431
Total				397,201
Uruguay 0.0%
Uruguay Government International Bond
10/27/2027	4.375%		51,247	59,540
01/23/2031	4.375%		125,000	150,250
Total				209,790
Total Foreign Government Obligations (Cost $28,266,228)				29,206,028

Inflation-Indexed Bonds 0.1%

United States 0.1%
U.S. Treasury Inflation-Indexed Bond
01/15/2030	0.125%		470,940	527,227
Total Inflation-Indexed Bonds (Cost $502,337)				527,227

Limited Partnerships 0.2%
Issuer	Shares	Value ($)
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%
CNX Midstream Partners LP(f),(g)	115,077	1,105,890
Total Energy		1,105,890
Total Limited Partnerships (Cost $998,919)		1,105,890

Municipal Bonds 0.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.1%
County of Miami-Dade Florida Aviation
Refunding Revenue Bonds
Aviation
Series 2019E
10/01/2031	2.599%	50,000	49,583

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Francisco City & County Airport Commission - San Francisco International Airport(q)
Revenue Bonds
Series 2019A
05/01/2049	5.000%	260,000	313,404
Total			362,987
Higher Education 0.1%
Indiana University
Taxable Refunding Revenue Bonds
Series 2020B
06/01/2060	3.067%	120,000	138,678
University of Texas System (The)
Refunding Revenue Bonds
Taxable
Series 2020B
08/15/2049	2.439%	145,000	149,633
Total			288,311
Hospital 0.1%
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	390,000	430,412
Joint Power Authority 0.0%
Port of Morrow
Revenue Bonds
Taxable Bonneville Cooperation Project
Series 2020-1
09/01/2040	2.543%	205,000	207,653
Local General Obligation 0.1%
Los Angeles Unified School District
Unlimited General Obligation Bonds
Build America Bonds -Taxable
Series 2009
07/01/2029	5.755%	250,000	320,202
Richland County School District No. 1
Unlimited General Obligation Refunding Bonds
Taxable
Series 2020B
03/01/2028	1.780%	140,000	144,565
03/01/2029	1.870%	95,000	98,103
West Contra Costa Unified School District
Unlimited General Obligation Refunding Bonds
Taxable
Series 2020
08/01/2029	2.392%	45,000	46,779
Total			609,649
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sales Tax 0.1%
Santa Clara Valley Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
04/01/2032	5.876%	250,000	320,322
Special Non Property Tax 0.1%
New York City Transitional Finance Authority
Revenue Bonds
Future Tax Secured
Subordinated Series 2017B-1
08/01/2038	4.000%	200,000	226,182
Scottsdale Municipal Property Corp.
Revenue Bonds
Taxable - Stadium Improvements Project
Series 2019B
07/01/2039	2.900%	50,000	52,158
Total			278,340
State General Obligation 0.1%
Commonwealth of Massachusetts
Limited General Obligation Refunding Bonds
Taxable
Series 2020C
07/01/2041	2.514%	140,000	142,783
Unlimited General Obligation Bonds
Series 2020C
03/01/2048	3.000%	155,000	166,473
State of Hawaii
Unlimited General Obligation Bonds
Taxable
Series 2020FZ
08/01/2029	1.295%	170,000	168,543
Total			477,799
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
11/15/2031	6.548%	250,000	306,278
Texas Transportation Commission
Unlimited General Obligation Refunding Bonds
Taxable
Series 2020
04/01/2042	2.562%	125,000	127,556

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	31

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Transportation Commission State Highway Fund
Refunding Revenue Bonds
Taxable
Series 2020
10/01/2033	4.000%	105,000	132,872
Total			566,706
Turnpike / Bridge / Toll Road 0.0%
Texas Transportation Commission
Unlimited General Obligation Refunding Bonds
Taxable
Series 2020
10/01/2029	1.533%	140,000	144,269
Water & Sewer 0.0%
New York City Water & Sewer System
Revenue Bonds
2nd General Resolution
Subordinated Series 2020
06/15/2050	3.000%	220,000	229,720
Total Municipal Bonds (Cost $3,719,701)			3,916,168

Preferred Debt 0.1%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.1%
Wells Fargo & Co.(l)
12/31/2049	5.850%	11,985	312,688
Total Preferred Debt (Cost $321,963)			312,688

Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Financials 0.2%
Banks 0.2%
U.S. Bancorp(l)	3.500%	480	420,480
U.S. Bancorp	5.500%	8,300	232,400
Valley National Bancorp(l)	5.500%	6,350	155,004
Total			807,884
Insurance 0.0%
National General Holdings Corp.	7.500%	3,496	88,798
Total Financials			896,682
Total Preferred Stocks (Cost $900,777)			896,682
Residential Mortgage-Backed Securities - Agency 2.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(a)
CMO Series 4638 Class UF
1-month USD LIBOR + 1.000% Floor 1.000%, Cap 6.000% 09/15/2044	1.156%	332,001	332,711
Federal National Mortgage Association(a)
CMO Series 2013-5 Class GF
1-month USD LIBOR + 1.100% Floor 1.100%, Cap 5.000% 10/25/2042	1.275%	507,084	508,215
Government National Mortgage Association(d)
CMO Series 2017-136 Class IO
09/20/2047	5.000%	1,478,541	204,851
CMO Series 2018-63 Class IO
09/20/2047	4.000%	1,767,040	223,184
Uniform Mortgage-Backed Security TBA(o)
09/14/2050	2.000%	4,525,000	4,666,406
09/14/2050	2.500%	5,100,000	5,367,352
Total Residential Mortgage-Backed Securities - Agency (Cost $11,533,594)			11,302,719

Residential Mortgage-Backed Securities - Non-Agency 6.4%

Adjustable Rate Mortgage Trust(a)
CMO Series 2005-9 Class 5A3
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.000% 11/25/2035	0.815%	337,306	330,487
Alternative Loan Trust(c)
CMO Series 2005-43 Class 1A
10/25/2035	3.547%	330,377	314,559
Alternative Loan Trust(a)
CMO Series 2007-OH3 Class A1B
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.000% 09/25/2047	0.395%	657,863	595,272
American Home Mortgage Investment Trust(a)
CMO Series 2005-1 Class 6A
6-month USD LIBOR + 2.000% Floor 2.000% 06/25/2045	2.308%	309,576	311,175
Arroyo Mortgage Trust(b),(c)
CMO Series 2019-1 Class A1
01/25/2049	3.805%	180,608	184,853
CMO Series 2019-2 Class A1
04/25/2049	3.347%	257,330	263,384
CMO Series 2019-3 Class A1
10/25/2048	2.962%	144,164	146,869

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Asset-Backed Securities Corp. Home Equity Loan Trust(a)
CMO Series 2004-HE6 Class M1
1-month USD LIBOR + 0.945% Floor 0.945% 09/25/2034	1.120%	325,270	323,058
Banc of America Funding Trust(a)
CMO Series 2006-G Class 2A1
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.500% 07/20/2036	0.598%	209,528	209,542
Banc of America Funding Trust(b),(c)
CMO Series 2016-R1 Class A1
03/25/2040	2.500%	173,649	173,602
Subordinated CMO Series 2014-R6 Class 2A13
07/26/2036	0.432%	925,000	885,735
BCAP LLC Trust(a),(b)
CMO Series 2014-RR2 Class 6A1
1-month USD LIBOR + 0.240% Floor 0.240% 10/26/2036	0.412%	243,008	241,415
CMO Series 2014-RR5 Class 1A4
1-month USD LIBOR + 0.225% Floor 0.220%, Cap 14.000% 01/26/2036	0.622%	849,000	833,963
Bear Stearns Alt-A Trust(a)
CMO Series 2004-6 Class M1
1-month USD LIBOR + 0.825% Floor 0.825%, Cap 11.500% 07/25/2034	1.000%	788,770	781,961
Bear Stearns Mortgage Funding Trust(a)
CMO Series 2006-AR3 Class 1A1
1-month USD LIBOR + 0.180% Floor 0.180%, Cap 10.500% 10/25/2036	0.355%	460,702	387,913
CMO Series 2006-AR4 Class A1
1-month USD LIBOR + 0.210% Floor 0.210%, Cap 10.500% 12/25/2036	0.385%	697,559	637,664
CMO Series 2007-AR3 Class 21A1
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 10.500% 04/25/2037	0.325%	472,201	421,298
Centex Home Equity Loan Trust(a)
CMO Series 2005-A Class M1
1-month USD LIBOR + 0.720% Floor 0.480% 01/25/2035	0.895%	523,672	510,600
CMO Series 2005-D Class M4
1-month USD LIBOR + 0.610% Floor 0.610% 10/25/2035	1.090%	710,000	694,732
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIM Trust(b),(c)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	585,981	602,354
Citigroup Mortgage Loan Trust, Inc.(c)
CMO Series 2006-AR2 Class 1A1
03/25/2036	3.864%	357,954	313,604
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2006-HE1 Class M3
1-month USD LIBOR + 0.360% Floor 0.360% 01/25/2036	0.715%	484,419	482,407
Countrywide Asset-Backed Certificates(a)
CMO Series 2004-AB2 Class M2
1-month USD LIBOR + 0.855% Floor 0.855% 05/25/2036	1.030%	296,445	295,795
CMO Series 2007-13 Class 2A1
1-month USD LIBOR + 0.900% Floor 0.900% 10/25/2047	1.075%	217,847	210,621
CMO Series 2007-13 Class 2A2
1-month USD LIBOR + 0.800% Floor 0.800% 10/25/2047	0.975%	433,053	420,164
Credit Suisse Mortgage Capital Trust(b)
CMO Series 2015-2R Class 1A1
08/27/2037	3.000%	245,339	247,423
CMO Series 20154R Class 5A1
10/27/2036	3.000%	198,171	199,186
Credit Suisse Mortgage Trust(b),(c)
CMO Series 2019-NQM1 Class A1
10/25/2059	2.656%	121,549	123,415
CSMC Trust(b),(c)
CMO Series 2011-5R Class 6A9
11/27/2037	3.389%	315,496	314,262
CWABS Asset-Backed Certificates Trust(a)
CMO Series 2005-14 Class M2
1-month USD LIBOR + 0.470% Floor 0.470% 04/25/2036	0.880%	880,000	869,032
CMO Series 2005-17 Class MV1
1-month USD LIBOR + 0.460% Floor 0.460% 05/25/2036	0.635%	850,000	825,885
First Franklin Mortgage Loan Trust(a)
CMO Series 2004-FF11 Class M3
1-month USD LIBOR + 0.900% Floor 0.900% 01/25/2035	1.075%	747,906	744,765

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	33

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-FF4 Class A3
1-month USD LIBOR + 0.280% Floor 0.280% 03/25/2036	0.560%	570,610	561,979
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2005-AR4 Class 2A1
10/25/2035	3.478%	299,890	290,646
First NLC Trust(a)
CMO Series 2005-4 Class A4
1-month USD LIBOR + 0.390% Floor 0.390%, Cap 14.000% 02/25/2036	0.952%	593,967	579,333
Freddie Mac Structured Agency Credit Risk Debt Notes(a)
CMO Series 2017-DNA2 Class M1
1-month USD LIBOR + 1.200% 10/25/2029	1.375%	43,287	43,288
CMO Series 2017-DNA3 Class M1
1-month USD LIBOR + 0.750% 03/25/2030	0.925%	78,709	78,660
GE-WMC Asset-Backed Pass-Through Certificates(a)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 10/25/2035	0.835%	811,384	799,710
GMACM Mortgage Loan Trust(c)
CMO Series 2006-AR1 Class 1A1
04/19/2036	3.688%	630,239	541,974
GSAA Home Equity Trust(a)
CMO Series 2005-MTR1 Class A4
1-month USD LIBOR + 0.370% Floor 0.370% 10/25/2035	0.915%	42,006	41,240
GSAMP Trust(a)
CMO Series 2005-WMC3 Class A2C
1-month USD LIBOR + 0.330% Floor 0.330% 12/25/2035	0.835%	810,000	753,090
CMO Series 2006-HE7 Class A2D
1-month USD LIBOR + 0.230% Floor 0.230% 10/25/2046	0.405%	594,625	583,637
HarborView Mortgage Loan Trust(a)
CMO Series 2007-6 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 10.500% 08/19/2037	0.361%	714,592	618,663
Home Equity Mortgage Loan Asset-Backed Trust(a)
CMO Series 2005-D Class AII4
1-month USD LIBOR + 0.350% Floor 0.350% 03/25/2036	0.875%	388,724	385,862
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Impac CMB Trust(a)
CMO Series 2004-8 Class 2A1 (FGIC)
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 11.000% 10/25/2034	0.875%	632,738	621,206
JPMorgan Alternative Loan Trust(a)
CMO Series 2007-S1 Class A2
1-month USD LIBOR + 0.340% Floor 0.340%, Cap 11.500% 04/25/2047	0.515%	336,225	310,153
JPMorgan Mortgage Acquisition Trust(a)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.390% Floor 0.390% 05/25/2035	0.565%	600,000	591,015
CMO Series 2007-HE1 Class AV4
1-month USD LIBOR + 0.280% Floor 0.280% 03/25/2047	0.455%	1,103,000	917,085
Lehman Mortgage Trust
CMO Series 2006-1 Class 1A5
02/25/2036	5.500%	724,347	574,137
Lehman XS Trust(a)
CMO Series 2007-16N Class 2A2
1-month USD LIBOR + 0.850% Floor 0.850% 09/25/2047	1.025%	619,046	597,111
MASTR Adjustable Rate Mortgages Trust(a)
Subordinated CMO Series 2004-14 Class B1
1-month USD LIBOR + 2.150% Floor 2.150% 01/25/2035	2.325%	600,000	609,147
Mastr Asset Backed Securities Trust(a)
CMO Series 2005-WF1 Class M6
1-month USD LIBOR + 0.990% Floor 0.990% 06/25/2035	1.165%	672,400	651,446
Mill City Mortgage Loan Trust(b)
CMO Series 2018-3 Class A1
08/25/2058	3.500%	288,579	303,768
Nomura Resecuritization Trust(b),(c)
CMO Series 2014-3R Class 3A9
11/26/2035	0.692%	319,471	317,869
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 2A1
1-month USD LIBOR + 0.160% Floor 0.160% 03/26/2037	2.389%	95,165	94,421

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Option One Mortgage Loan Trust(a)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 05/25/2035	0.835%	309,348	308,250
RALI Series Trust(a)
CMO Series 2006-QA6 Class A3
1-month USD LIBOR + 0.190% Floor 0.190% 07/25/2036	0.555%	535,887	482,391
CMO Series 2007-QH6 Class A1
1-month USD LIBOR + 0.190% Floor 0.190% 07/25/2037	0.365%	512,253	460,743
RAMP Trust(a)
CMO Series 2005-RS4 Class M4
1-month USD LIBOR + 0.640% Floor 0.640% 04/25/2035	1.135%	465,331	462,688
CMO Series 2005-RZ3 Class M3
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 11.000% 09/25/2035	1.000%	828,246	824,068
Soundview Home Loan Trust(a)
CMO Series 2006-OPT5 Class 1A1
1-month USD LIBOR + 0.140% Floor 0.140% 07/25/2036	0.312%	636,185	612,951
Stanwich Mortgage(b),(c)
CMO Series 2019-RPL1 Class A
03/15/2049	3.720%	630,764	601,143
Structured Adjustable Rate Mortgage Loan Trust(a)
CMO Series 2005-19XS Class 2A1
1-month USD LIBOR + 0.300% Floor 0.300% 10/25/2035	0.475%	467,611	462,104
Series 2007-4 Class 1A2
1-month USD LIBOR + 0.220% Floor 0.220% 05/25/2037	0.615%	601,895	557,215
Structured Asset Investment Loan Trust(a)
CMO Series 2004-6 Class A3
1-month USD LIBOR + 0.800% Floor 0.800% 07/25/2034	0.975%	582,753	567,244
Towd Point Mortgage Trust(a),(b)
CMO Series 2017-5 Class A1
1-month USD LIBOR + 0.600% 02/25/2057	0.775%	328,777	327,759
Towd Point Mortgage Trust(b),(c)
CMO Series 2018-3 Class A1
05/25/2058	3.750%	105,846	112,799
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust(a)
CMO Series 2006-AR2 Class A1A
1-year MTA + 0.940% Floor 0.940% 04/25/2046	2.111%	343,153	303,501
Wells Fargo Alternative Loan Trust(a)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.675% Floor 0.675% 10/25/2035	0.850%	118,434	118,688
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $31,045,145)			30,963,979

Rights 0.0%
Issuer	Shares	Value ($)
Health Care 0.0%
Biotechnology 0.0%
Stemline Therapeutics, Inc.(e),(h),(i),(r)	125,075	42,163
Total Health Care		42,163
Total Rights (Cost $—)		42,163

Treasury Bills 9.7%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 9.7%
U.S. Treasury Bills
09/03/2020	0.130%	1,519,000	1,518,984
09/17/2020	0.100%	200,000	199,990
09/24/2020	0.090%	184,000	183,989
10/22/2020	0.080%	3,195,000	3,194,633
10/27/2020	0.080%	355,000	354,954
11/12/2020	0.090%	420,000	419,923
12/03/2020	0.090%	8,310,000	8,307,996
01/07/2021	0.110%	1,225,000	1,224,534
01/12/2021	0.110%	900,000	899,636
01/19/2021	0.110%	8,180,000	8,176,570
01/21/2021	0.110%	1,745,000	1,744,280
01/28/2021	0.110%	1,798,000	1,797,222
02/04/2021	0.100%	9,605,000	9,600,682
02/11/2021	0.100%	2,171,000	2,170,021
02/18/2021	0.110%	187,000	186,908
02/25/2021	0.110%	3,241,000	3,239,255
03/04/2021	0.110%	1,153,000	1,152,333
U.S. Treasury Bills(f)
09/10/2020	0.110%	2,114,000	2,113,935
Total			46,485,845
Total Treasury Bills (Cost $46,482,599)			46,485,845

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	35

Consolidated Portfolio of Investments  (continued)
August 31, 2020
U.S. Treasury Obligations 1.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
01/31/2024	2.500%	350,000	377,699
02/29/2024	2.375%	300,000	322,945
04/30/2026	2.375%	190,000	211,657
11/15/2026	2.000%	440,000	482,969
02/15/2029	2.625%	230,000	268,525
05/15/2029	2.375%	980,000	1,126,847
02/15/2038	4.375%	905,000	1,391,579
11/15/2042	2.750%	1,090,000	1,392,816
02/15/2043	3.125%	382,400	517,196
02/15/2049	3.000%	1,110,000	1,519,139
02/15/2050	2.000%	380,000	430,587
Total U.S. Treasury Obligations (Cost $6,626,217)			8,041,959

Options Purchased Puts 0.0%
Value ($)
(Cost $55,212)	59,490

Money Market Funds 28.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(s),(t)	135,530,150	135,530,150
Total Money Market Funds (Cost $135,529,826)		135,530,150
Total Investments in Securities (Cost $474,050,320)		479,529,896

Investments in Securities Sold Short

Common Stocks (7.6)%
Issuer	Shares	Value ($)
Communication Services (0.2)%
Diversified Telecommunication Services (0.0)%
Cincinnati Bell, Inc.(e)	(11,149)	(167,904)
Interactive Media & Services (0.1)%
Meet Group, Inc. (The)(e)	(82,603)	(520,399)
Media (0.1)%
Liberty Broadband Corp.(e)	(3,306)	(463,137)
Total Communication Services		(1,151,440)
Consumer Discretionary (1.8)%
Auto Components (0.8)%
BorgWarner, Inc.	(94,801)	(3,847,973)
Hotels, Restaurants & Leisure (0.1)%
Evolution Gaming Group AB	(6,821)	(510,552)

Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail (0.7)%
Just Eat Takeaway.com NV(b),(e)	(31,201)	(3,471,982)
Specialty Retail (0.2)%
Tiffany & Co.	(5,127)	(628,057)
Total Consumer Discretionary		(8,458,564)
Energy (1.1)%
Oil, Gas & Consumable Fuels (1.1)%
Chevron Corp.	(42,974)	(3,606,808)
CNX Resources Corp.(e)	(101,268)	(1,109,897)
Southwestern Energy Co.(e)	(198,263)	(551,171)
Total		(5,267,876)
Total Energy		(5,267,876)
Financials (3.7)%
Capital Markets (3.0)%
Charles Schwab Corp. (The)	(179,577)	(6,380,371)
Morgan Stanley	(159,548)	(8,337,978)
Total		(14,718,349)
Insurance (0.7)%
Aon PLC, Class A	(16,545)	(3,308,835)
Total Financials		(18,027,184)
Industrials (0.5)%
Commercial Services & Supplies (0.4)%
Advanced Disposal Services, Inc.(e)	(59,587)	(1,795,356)
Electrical Equipment (0.1)%
Sunrun, Inc.(e)	(14,074)	(795,955)
Total Industrials		(2,591,311)
Information Technology (0.3)%
Semiconductors & Semiconductor Equipment (0.3)%
Analog Devices, Inc.	(10,757)	(1,257,278)
Total Information Technology		(1,257,278)
Total Common Stocks (Proceeds $35,431,364)		(36,753,653)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Exchange-Traded Equity Funds (0.4)%
Issuer	Shares	Value ($)
Financials (0.3)%
Diversified Financial Services (0.3)%
Health Care Select Sector SPDR Fund	(1,699)	(183,934)
iShares MSCI Australia ETF	(922)	(19,168)
iShares Russell 2000 Growth ETF	(5,388)	(1,220,490)
iShares Russell 2000 Value ETF	(459)	(48,122)
iShares Russell Mid-Cap Growth ETF	(347)	(60,919)
Total		(1,532,633)
Total Financials		(1,532,633)
Real Estate (0.1)%
Equity Real Estate Investment Trusts (REITS) (0.1)%
iShares U.S. Real Estate ETF	(2,124)	(174,699)
Total Real Estate		(174,699)
Total Exchange-Traded Equity Funds (Proceeds $1,689,281)		(1,707,332)
Total Investments in Securities Sold Short (Proceeds $37,120,645)		(38,460,985)
Total Investments in Securities, Net of Securities Sold Short		441,068,911
Other Assets & Liabilities, Net		39,298,092
Net Assets		480,367,003
At August 31, 2020, securities and/or cash totaling $80,662,615 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
881,250 AUD	842,128 CAD	ANZ Securities	09/16/2020	—	(4,341)
1,117,675 CAD	1,175,000 AUD	ANZ Securities	09/16/2020	9,746	—
32,051 EUR	37,768 USD	ANZ Securities	09/16/2020	—	(492)
40,441,834 JPY	585,526 NZD	ANZ Securities	09/16/2020	12,495	—
840,688 NZD	547,576 USD	ANZ Securities	09/16/2020	—	(18,700)
490,086 USD	417,683 EUR	ANZ Securities	09/16/2020	8,514	—
488,124 USD	749,474 NZD	ANZ Securities	09/16/2020	16,711	—
36 USD	3,789 JPY	BMO Capital Markets Corp.	09/16/2020	—	—
273,149 GBP	305,000 EUR	BNY Capital Markets	09/16/2020	—	(1,083)
2,012,687 CAD	1,488,125 USD	CIBC	09/16/2020	—	(54,999)
215,097 EUR	255,222 USD	CIBC	09/16/2020	—	(1,544)
3,033,254 SEK	295,000 EUR	CIBC	09/16/2020	1,418	—
590,625 USD	776,119 CAD	CIBC	09/16/2020	4,424	—
1,794,500 AUD	1,250,486 USD	Citi	09/16/2020	—	(73,115)
3,940,500 BRL	756,478 USD	Citi	09/16/2020	37,533	—
546,000 BRL	97,411 USD	Citi	09/16/2020	—	(2,207)
8,575,214 CAD	6,299,109 USD	Citi	09/16/2020	—	(275,494)
2,372,500 CHF	2,516,880 USD	Citi	09/16/2020	—	(108,825)
53,367,500 CLP	69,789 USD	Citi	09/16/2020	1,150	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	37

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
97,689,504 CLP	122,837 USD	Citi	09/16/2020	—	(2,806)
118,405,500 COP	31,984 USD	Citi	09/16/2020	363	—
866,307,040 COP	229,687 USD	Citi	09/16/2020	—	(1,667)
5,856,469 EUR	6,822,748 USD	Citi	09/16/2020	—	(168,283)
4,550,000 GBP	5,625,899 USD	Citi	09/16/2020	—	(456,952)
41,441,500 HUF	141,379 USD	Citi	09/16/2020	2,296	—
494,184,496 HUF	1,582,999 USD	Citi	09/16/2020	—	(75,548)
1,396,430,000 IDR	96,455 USD	Citi	09/16/2020	730	—
6,017,860,000 IDR	403,730 USD	Citi	09/16/2020	—	(8,794)
1,668,000 ILS	488,644 USD	Citi	09/16/2020	—	(8,692)
68,555,499 INR	907,424 USD	Citi	09/16/2020	—	(24,175)
19,219,578 JPY	239,500 CAD	Citi	09/16/2020	2,127	—
24 JPY	0 USD	Citi	09/16/2020	—	—
388,779,000 JPY	3,610,817 USD	Citi	09/16/2020	—	(60,563)
4,884,770,016 KRW	4,114,116 USD	Citi	09/16/2020	1,443	—
6,797,858,984 KRW	5,586,215 USD	Citi	09/16/2020	—	(137,160)
17,427,000 NOK	1,815,111 USD	Citi	09/16/2020	—	(180,020)
583,333 NZD	40,519,441 JPY	Citi	09/16/2020	—	(10,285)
6,734,167 NZD	4,319,345 USD	Citi	09/16/2020	—	(216,694)
31,289,500 PHP	638,943 USD	Citi	09/16/2020	—	(6,044)
22,395,500 PLN	5,622,881 USD	Citi	09/16/2020	—	(458,531)
34,729,500 SEK	3,939,118 USD	Citi	09/16/2020	—	(76,620)
5,921,526 SGD	4,253,639 USD	Citi	09/16/2020	—	(98,694)
25,917,500 TWD	887,451 USD	Citi	09/16/2020	3,808	—
24,957,000 TWD	850,668 USD	Citi	09/16/2020	—	(227)
1,203,509 USD	1,794,500 AUD	Citi	09/16/2020	120,091	—
177,803 USD	995,500 BRL	Citi	09/16/2020	3,827	—
666,649 USD	3,491,000 BRL	Citi	09/16/2020	—	(29,716)
5,834,084 USD	7,767,897 CAD	Citi	09/16/2020	121,549	—
2,516,916 USD	2,372,500 CHF	Citi	09/16/2020	108,788	—
160,691 USD	127,575,504 CLP	Citi	09/16/2020	3,390	—
30,486 USD	23,481,500 CLP	Citi	09/16/2020	—	(285)
166,045 USD	635,187,040 COP	Citi	09/16/2020	3,586	—
96,152 USD	349,525,500 COP	Citi	09/16/2020	—	(2,809)
5,309,088 USD	4,567,332 EUR	Citi	09/16/2020	143,065	—
5,740,194 USD	4,550,000 GBP	Citi	09/16/2020	342,657	—
1,014,679 USD	312,400,500 HUF	Citi	09/16/2020	33,777	—
755,225 USD	223,225,496 HUF	Citi	09/16/2020	—	(6,051)
280,674 USD	4,135,809,000 IDR	Citi	09/16/2020	2,835	—
228,420 USD	3,278,481,000 IDR	Citi	09/16/2020	—	(3,680)
485,268 USD	1,668,000 ILS	Citi	09/16/2020	12,069	—
907,699 USD	68,555,499 INR	Citi	09/16/2020	23,900	—
2,193,710 USD	234,708,024 JPY	Citi	09/16/2020	22,722	—
1,461,220 USD	154,071,000 JPY	Citi	09/16/2020	—	(6,272)
8,550,202 USD	10,266,889,500 KRW	Citi	09/16/2020	93,883	—
1,194,815 USD	1,415,739,500 KRW	Citi	09/16/2020	—	(2,850)
1,899,443 USD	17,427,000 NOK	Citi	09/16/2020	95,687	—
4,129,929 USD	6,427,500 NZD	Citi	09/16/2020	199,544	—
621,560 USD	31,289,500 PHP	Citi	09/16/2020	23,427	—
5,720,641 USD	22,195,000 PLN	Citi	09/16/2020	306,326	—
54,638 USD	200,500 PLN	Citi	09/16/2020	—	(193)
3,907,618 USD	34,729,500 SEK	Citi	09/16/2020	108,120	—
2,630,713 USD	3,648,095 SGD	Citi	09/16/2020	50,644	—
971,472 USD	28,684,000 TWD	Citi	09/16/2020	6,493	—
759,893 USD	22,190,500 TWD	Citi	09/16/2020	—	(3,320)
4,589,334 USD	78,801,000 ZAR	Citi	09/16/2020	52,060	—
1,004,382 USD	16,870,000 ZAR	Citi	09/16/2020	—	(10,736)
14,538,000 ZAR	864,026 USD	Citi	09/16/2020	7,735	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
81,133,000 ZAR	4,649,119 USD	Citi	09/16/2020	—	(129,630)
5,959,000 MXN	272,527 USD	Citi	09/17/2020	700	—
19,990,500 MXN	888,893 USD	Citi	09/17/2020	—	(22,995)
1,153,540 USD	25,949,500 MXN	Citi	09/17/2020	30,174	—
119,000 AUD	86,108 USD	Citi	12/16/2020	—	(1,684)
2,280,500 BRL	407,185 USD	Citi	12/16/2020	—	(7,694)
2,796,000 CAD	2,121,828 USD	Citi	12/16/2020	—	(22,335)
11,000 CHF	12,214 USD	Citi	12/16/2020	7	—
445,500 CHF	490,350 USD	Citi	12/16/2020	—	(4,028)
35,371,004 CLP	45,135 USD	Citi	12/16/2020	—	(397)
1,030,308,040 COP	266,150 USD	Citi	12/16/2020	—	(7,337)
56,500 EUR	67,239 USD	Citi	12/16/2020	—	(341)
190,336,496 HUF	639,150 USD	Citi	12/16/2020	886	—
152,906,500 HUF	509,189 USD	Citi	12/16/2020	—	(3,560)
86,000 ILS	25,295 USD	Citi	12/16/2020	—	(388)
21,923,604 INR	289,458 USD	Citi	12/16/2020	—	(6,220)
8,809,000 KRW	7,440 USD	Citi	12/16/2020	7	—
1,217,500 MXN	54,967 USD	Citi	12/16/2020	34	—
7,176,500 MXN	322,883 USD	Citi	12/16/2020	—	(914)
3,706,000 NOK	413,208 USD	Citi	12/16/2020	—	(11,223)
2,044,500 NZD	1,334,449 USD	Citi	12/16/2020	—	(42,454)
1,577,500 PHP	32,307 USD	Citi	12/16/2020	—	(67)
436,000 PLN	117,520 USD	Citi	12/16/2020	—	(924)
866,000 SEK	100,492 USD	Citi	12/16/2020	258	—
68,000 SGD	50,082 USD	Citi	12/16/2020	95	—
102,500 SGD	74,711 USD	Citi	12/16/2020	—	(637)
5,081,500 TWD	174,952 USD	Citi	12/16/2020	250	—
95,337 USD	133,000 AUD	Citi	12/16/2020	2,783	—
2,135,683 USD	2,796,000 CAD	Citi	12/16/2020	8,481	—
1,088,842 USD	984,500 CHF	Citi	12/16/2020	3,673	—
28,892 USD	109,217,500 COP	Citi	12/16/2020	99	—
66,963 USD	56,500 EUR	Citi	12/16/2020	618	—
381,940 USD	288,500 GBP	Citi	12/16/2020	3,938	—
259,824 USD	3,863,678,620 IDR	Citi	12/16/2020	2,026	—
349,387 USD	1,186,500 ILS	Citi	12/16/2020	4,956	—
232,729 USD	17,541,000 INR	Citi	12/16/2020	3,842	—
19,833 USD	1,470,500 INR	Citi	12/16/2020	—	(1)
0 USD	24 JPY	Citi	12/16/2020	—	—
4,115,256 USD	4,884,770,016 KRW	Citi	12/16/2020	6,655	—
11,553 USD	256,500 MXN	Citi	12/16/2020	20	—
15,927 USD	352,000 MXN	Citi	12/16/2020	—	(45)
283,035 USD	2,505,000 NOK	Citi	12/16/2020	3,851	—
107,532 USD	161,500 NZD	Citi	12/16/2020	1,233	—
711,307 USD	1,055,500 NZD	Citi	12/16/2020	—	(463)
357,889 USD	17,500,500 PHP	Citi	12/16/2020	1,265	—
2,731 USD	133,000 PHP	Citi	12/16/2020	—	(2)
214,038 USD	794,500 PLN	Citi	12/16/2020	1,796	—
4,160,957 USD	36,394,500 SEK	Citi	12/16/2020	51,487	—
558,193 USD	765,000 SGD	Citi	12/16/2020	4,159	—
967,612 USD	28,103,500 TWD	Citi	12/16/2020	—	(1,415)
498,179 USD	8,463,500 ZAR	Citi	12/17/2020	—	(4,377)
1,996,000 ZAR	116,732 USD	Citi	12/17/2020	275	—
56,055,000 ZAR	3,245,444 USD	Citi	12/17/2020	—	(25,084)
2,472,100 CAD	1,843,310 USD	Goldman Sachs	09/15/2020	—	(52,039)
884,700 CHF	973,410 USD	Goldman Sachs	09/15/2020	—	(5,680)
5,098,900 EUR	5,839,266 USD	Goldman Sachs	09/15/2020	—	(247,295)
1,287,500 NZD	842,422 USD	Goldman Sachs	09/15/2020	—	(24,821)
688,500 SEK	79,796 USD	Goldman Sachs	09/15/2020	187	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	39

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,756,200 SEK	200,905 USD	Goldman Sachs	09/15/2020	—	(2,160)
3,742,795 USD	3,272,100 EUR	Goldman Sachs	09/15/2020	163,114	—
226,758 USD	189,900 EUR	Goldman Sachs	09/15/2020	—	(74)
35,642 USD	319,400 SEK	Goldman Sachs	09/15/2020	1,289	—
5,019 USD	43,400 SEK	Goldman Sachs	09/15/2020	—	(1)
587,500 AUD	564,648 CAD	Goldman Sachs	09/16/2020	—	(418)
615,000 CAD	49,660,788 JPY	Goldman Sachs	09/16/2020	—	(2,555)
1,573,161 CAD	1,180,000 USD	Goldman Sachs	09/16/2020	—	(26,140)
2,337,204 EUR	2,734,917 USD	Goldman Sachs	09/16/2020	—	(55,069)
605,000 GBP	796,597 USD	Goldman Sachs	09/16/2020	—	(12,221)
1,111,004 SGD	817,738 USD	Goldman Sachs	09/16/2020	1,148	—
295,625 USD	390,520 CAD	Goldman Sachs	09/16/2020	3,786	—
3,702,632 USD	3,215,927 EUR	Goldman Sachs	09/16/2020	136,310	—
592,500 USD	63,265,372 JPY	Goldman Sachs	09/16/2020	4,938	—
345,294 USD	481,967 SGD	Goldman Sachs	09/16/2020	8,952	—
587,500 AUD	564,543 CAD	HSBC	09/16/2020	—	(498)
3,169,974 CAD	2,360,625 USD	HSBC	09/16/2020	—	(69,788)
595,000 EUR	536,854 GBP	HSBC	09/16/2020	7,446	—
295,000 EUR	3,113,455 NOK	HSBC	09/16/2020	4,294	—
1,161,315 EUR	1,361,470 USD	HSBC	09/16/2020	—	(24,824)
264,296 GBP	295,000 EUR	HSBC	09/16/2020	—	(1,185)
93,390,232 JPY	880,500 USD	HSBC	09/16/2020	—	(1,418)
295,000 USD	396,029 CAD	HSBC	09/16/2020	8,635	—
2,472,548 USD	2,156,727 EUR	HSBC	09/16/2020	101,997	—
395,591 USD	302,500 GBP	HSBC	09/16/2020	8,818	—
296,250 USD	31,622,791 JPY	HSBC	09/16/2020	2,375	—
178,512 USD	268,814 NZD	JPMorgan	09/10/2020	2,559	—
1,794,500 AUD	1,250,484 USD	JPMorgan	09/16/2020	—	(73,116)
3,940,500 BRL	756,477 USD	JPMorgan	09/16/2020	37,533	—
546,000 BRL	97,411 USD	JPMorgan	09/16/2020	—	(2,207)
559,850 CAD	587,500 AUD	JPMorgan	09/16/2020	4,097	—
1,832,814 CAD	1,200,000 EUR	JPMorgan	09/16/2020	27,258	—
8,990,434 CAD	6,599,102 USD	JPMorgan	09/16/2020	—	(293,849)
2,372,500 CHF	2,516,877 USD	JPMorgan	09/16/2020	—	(108,827)
53,367,500 CLP	69,789 USD	JPMorgan	09/16/2020	1,150	—
97,689,504 CLP	122,837 USD	JPMorgan	09/16/2020	—	(2,806)
118,405,500 COP	31,984 USD	JPMorgan	09/16/2020	363	—
866,307,040 COP	229,687 USD	JPMorgan	09/16/2020	—	(1,667)
295,000 EUR	3,076,089 SEK	JPMorgan	09/16/2020	3,535	—
4,460,956 EUR	5,182,127 USD	JPMorgan	09/16/2020	—	(143,041)
532,618 GBP	592,500 EUR	JPMorgan	09/16/2020	—	(4,768)
4,550,000 GBP	5,625,892 USD	JPMorgan	09/16/2020	—	(456,959)
41,441,500 HUF	141,379 USD	JPMorgan	09/16/2020	2,296	—
494,184,496 HUF	1,582,997 USD	JPMorgan	09/16/2020	—	(75,550)
1,396,430,000 IDR	96,455 USD	JPMorgan	09/16/2020	729	—
6,017,860,000 IDR	403,730 USD	JPMorgan	09/16/2020	—	(8,795)
1,668,000 ILS	488,643 USD	JPMorgan	09/16/2020	—	(8,693)
68,555,501 INR	907,423 USD	JPMorgan	09/16/2020	—	(24,176)
9,389,888 JPY	117,000 CAD	JPMorgan	09/16/2020	1,032	—
24 JPY	0 USD	JPMorgan	09/16/2020	—	—
388,784,404 JPY	3,610,863 USD	JPMorgan	09/16/2020	—	(60,568)
4,884,770,016 KRW	4,114,042 USD	JPMorgan	09/16/2020	1,368	—
6,797,858,984 KRW	5,586,288 USD	JPMorgan	09/16/2020	—	(137,087)
17,427,000 NOK	1,815,108 USD	JPMorgan	09/16/2020	—	(180,022)
6,602,229 NZD	4,232,060 USD	JPMorgan	09/16/2020	—	(215,108)
31,289,500 PHP	638,878 USD	JPMorgan	09/16/2020	—	(6,109)
22,395,500 PLN	5,622,874 USD	JPMorgan	09/16/2020	—	(458,538)
34,729,500 SEK	3,939,113 USD	JPMorgan	09/16/2020	—	(76,625)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,215,500 SGD	1,583,638 USD	JPMorgan	09/16/2020	—	(44,759)
25,917,500 TWD	887,450 USD	JPMorgan	09/16/2020	3,807	—
24,957,000 TWD	850,667 USD	JPMorgan	09/16/2020	—	(228)
1,203,511 USD	1,794,500 AUD	JPMorgan	09/16/2020	120,090	—
177,522 USD	995,500 BRL	JPMorgan	09/16/2020	4,108	—
666,649 USD	3,491,000 BRL	JPMorgan	09/16/2020	—	(29,716)
8,796,591 USD	11,772,149 CAD	JPMorgan	09/16/2020	229,095	—
2,516,919 USD	2,372,500 CHF	JPMorgan	09/16/2020	108,785	—
160,737 USD	127,575,504 CLP	JPMorgan	09/16/2020	3,344	—
30,486 USD	23,481,500 CLP	JPMorgan	09/16/2020	—	(286)
166,046 USD	635,187,040 COP	JPMorgan	09/16/2020	3,586	—
96,152 USD	349,525,500 COP	JPMorgan	09/16/2020	—	(2,809)
6,965,548 USD	6,071,595 EUR	JPMorgan	09/16/2020	282,284	—
5,740,201 USD	4,550,000 GBP	JPMorgan	09/16/2020	342,649	—
1,014,681 USD	312,400,500 HUF	JPMorgan	09/16/2020	33,776	—
755,226 USD	223,225,496 HUF	JPMorgan	09/16/2020	—	(6,052)
280,675 USD	4,135,809,000 IDR	JPMorgan	09/16/2020	2,835	—
228,420 USD	3,278,481,000 IDR	JPMorgan	09/16/2020	—	(3,680)
485,268 USD	1,668,000 ILS	JPMorgan	09/16/2020	12,068	—
907,700 USD	68,555,501 INR	JPMorgan	09/16/2020	23,899	—
2,193,713 USD	234,708,024 JPY	JPMorgan	09/16/2020	22,719	—
1,461,222 USD	154,071,000 JPY	JPMorgan	09/16/2020	—	(6,274)
8,550,210 USD	10,266,889,500 KRW	JPMorgan	09/16/2020	93,874	—
1,194,816 USD	1,415,739,500 KRW	JPMorgan	09/16/2020	—	(2,851)
1,899,446 USD	17,427,000 NOK	JPMorgan	09/16/2020	95,685	—
4,129,934 USD	6,427,500 NZD	JPMorgan	09/16/2020	199,539	—
621,561 USD	31,289,500 PHP	JPMorgan	09/16/2020	23,426	—
5,720,649 USD	22,195,000 PLN	JPMorgan	09/16/2020	306,318	—
54,638 USD	200,500 PLN	JPMorgan	09/16/2020	—	(193)
3,907,623 USD	34,729,500 SEK	JPMorgan	09/16/2020	108,115	—
1,594,832 USD	2,215,500 SGD	JPMorgan	09/16/2020	33,565	—
971,473 USD	28,684,000 TWD	JPMorgan	09/16/2020	6,492	—
759,894 USD	22,190,500 TWD	JPMorgan	09/16/2020	—	(3,321)
4,589,340 USD	78,801,000 ZAR	JPMorgan	09/16/2020	52,054	—
1,004,383 USD	16,870,000 ZAR	JPMorgan	09/16/2020	—	(10,737)
14,538,000 ZAR	864,025 USD	JPMorgan	09/16/2020	7,734	—
81,133,000 ZAR	4,649,113 USD	JPMorgan	09/16/2020	—	(129,636)
5,959,000 MXN	272,526 USD	JPMorgan	09/17/2020	700	—
19,990,500 MXN	888,892 USD	JPMorgan	09/17/2020	—	(22,996)
1,153,560 USD	25,949,500 MXN	JPMorgan	09/17/2020	30,154	—
119,000 AUD	86,108 USD	JPMorgan	12/16/2020	—	(1,684)
2,280,500 BRL	407,420 USD	JPMorgan	12/16/2020	—	(7,459)
2,796,000 CAD	2,121,826 USD	JPMorgan	12/16/2020	—	(22,338)
11,000 CHF	12,214 USD	JPMorgan	12/16/2020	7	—
445,500 CHF	490,349 USD	JPMorgan	12/16/2020	—	(4,029)
35,371,004 CLP	45,134 USD	JPMorgan	12/16/2020	—	(398)
1,030,308,040 COP	266,150 USD	JPMorgan	12/16/2020	—	(7,337)
56,500 EUR	67,239 USD	JPMorgan	12/16/2020	—	(341)
190,336,496 HUF	639,150 USD	JPMorgan	12/16/2020	885	—
152,906,500 HUF	509,188 USD	JPMorgan	12/16/2020	—	(3,560)
86,000 ILS	25,295 USD	JPMorgan	12/16/2020	—	(388)
21,923,602 INR	289,457 USD	JPMorgan	12/16/2020	—	(6,220)
8,809,000 KRW	7,440 USD	JPMorgan	12/16/2020	7	—
1,217,500 MXN	54,967 USD	JPMorgan	12/16/2020	34	—
7,176,500 MXN	322,883 USD	JPMorgan	12/16/2020	—	(915)
3,706,000 NOK	413,207 USD	JPMorgan	12/16/2020	—	(11,223)
2,044,500 NZD	1,334,447 USD	JPMorgan	12/16/2020	—	(42,456)
1,577,500 PHP	32,307 USD	JPMorgan	12/16/2020	—	(67)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	41

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
436,000 PLN	117,520 USD	JPMorgan	12/16/2020	—	(924)
866,000 SEK	100,492 USD	JPMorgan	12/16/2020	258	—
68,000 SGD	50,082 USD	JPMorgan	12/16/2020	95	—
102,500 SGD	74,711 USD	JPMorgan	12/16/2020	—	(637)
5,081,500 TWD	174,952 USD	JPMorgan	12/16/2020	250	—
95,337 USD	133,000 AUD	JPMorgan	12/16/2020	2,783	—
2,135,685 USD	2,796,000 CAD	JPMorgan	12/16/2020	8,478	—
1,088,843 USD	984,500 CHF	JPMorgan	12/16/2020	3,672	—
28,892 USD	109,217,500 COP	JPMorgan	12/16/2020	99	—
66,963 USD	56,500 EUR	JPMorgan	12/16/2020	618	—
381,941 USD	288,500 GBP	JPMorgan	12/16/2020	3,937	—
259,824 USD	3,863,678,620 IDR	JPMorgan	12/16/2020	2,025	—
349,387 USD	1,186,500 ILS	JPMorgan	12/16/2020	4,955	—
232,729 USD	17,541,000 INR	JPMorgan	12/16/2020	3,842	—
19,833 USD	1,470,500 INR	JPMorgan	12/16/2020	—	(1)
0 USD	24 JPY	JPMorgan	12/16/2020	—	—
4,115,192 USD	4,884,770,016 KRW	JPMorgan	12/16/2020	6,719	—
11,553 USD	256,500 MXN	JPMorgan	12/16/2020	20	—
15,927 USD	352,000 MXN	JPMorgan	12/16/2020	—	(45)
283,035 USD	2,505,000 NOK	JPMorgan	12/16/2020	3,851	—
107,532 USD	161,500 NZD	JPMorgan	12/16/2020	1,233	—
711,308 USD	1,055,500 NZD	JPMorgan	12/16/2020	—	(464)
357,825 USD	17,500,500 PHP	JPMorgan	12/16/2020	1,328	—
2,731 USD	133,000 PHP	JPMorgan	12/16/2020	—	(2)
214,038 USD	794,500 PLN	JPMorgan	12/16/2020	1,795	—
4,160,962 USD	36,394,500 SEK	JPMorgan	12/16/2020	51,482	—
558,194 USD	765,000 SGD	JPMorgan	12/16/2020	4,158	—
967,687 USD	28,103,500 TWD	JPMorgan	12/16/2020	—	(1,491)
498,180 USD	8,463,500 ZAR	JPMorgan	12/17/2020	—	(4,377)
1,996,000 ZAR	116,732 USD	JPMorgan	12/17/2020	275	—
56,055,000 ZAR	3,245,440 USD	JPMorgan	12/17/2020	—	(25,088)
392,252 CAD	297,500 USD	Morgan Stanley	09/16/2020	—	(3,239)
5,557,840 EUR	6,408,739 USD	Morgan Stanley	09/16/2020	—	(225,809)
19,213,482 JPY	239,500 CAD	Morgan Stanley	09/16/2020	2,184	—
1,042,237 NZD	684,056 USD	Morgan Stanley	09/16/2020	—	(17,980)
2,665,000 USD	3,570,233 CAD	Morgan Stanley	09/16/2020	72,292	—
2,209,829 USD	1,920,920 EUR	Morgan Stanley	09/16/2020	83,227	—
593,333 USD	5,564,750 NOK	Morgan Stanley	09/16/2020	43,747	—
92,959 AUD	66,950 USD	National Australia Bank	09/16/2020	—	(1,616)
281,238 CAD	295,000 AUD	National Australia Bank	09/16/2020	1,963	—
1,183,751 AUD	820,328 USD	RBC Capital Markets	09/16/2020	—	(52,792)
2,403,344 CAD	1,779,375 USD	RBC Capital Markets	09/16/2020	—	(63,265)
2,671,875 USD	3,629,829 CAD	RBC Capital Markets	09/16/2020	111,109	—
509,407 USD	430,175 EUR	RBC Capital Markets	09/16/2020	4,105	—
5,854,036 MXN	265,725 USD	RBC Capital Markets	09/17/2020	—	(1,313)
296,250 EUR	268,938 GBP	Standard Chartered	09/16/2020	5,898	—
100,390 EUR	118,973 USD	Standard Chartered	09/16/2020	—	(865)
267,000 GBP	298,750 EUR	Standard Chartered	09/16/2020	—	(324)
300,000 GBP	393,663 USD	Standard Chartered	09/16/2020	—	(7,404)
296,250 USD	402,764 CAD	Standard Chartered	09/16/2020	12,548	—
691,839 USD	585,000 EUR	Standard Chartered	09/16/2020	6,492	—
758,796 USD	581,667 GBP	Standard Chartered	09/16/2020	18,828	—
296,250 USD	31,486,190 JPY	Standard Chartered	09/16/2020	1,085	—
894,000 USD	94,566,783 JPY	Standard Chartered	09/16/2020	—	(972)
292,500 CAD	23,598,894 JPY	State Street	09/16/2020	—	(1,406)
1,569,806 CAD	1,181,875 USD	State Street	09/16/2020	—	(21,693)
1,200,000 EUR	1,849,682 CAD	State Street	09/16/2020	—	(14,325)
890,000 EUR	805,210 GBP	State Street	09/16/2020	14,059	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
4,415,148 EUR	5,123,409 USD	State Street	09/16/2020	—	(147,076)
802,272 GBP	887,500 EUR	State Street	09/16/2020	—	(13,116)
268,164 GBP	341,357 USD	State Street	09/16/2020	—	(17,148)
30,912,670 JPY	293,500 USD	State Street	09/16/2020	1,581	—
32,136,230 JPY	298,685 USD	State Street	09/16/2020	—	(4,789)
5,510,656 NOK	593,333 USD	State Street	09/16/2020	—	(37,554)
306,667 NZD	202,195 USD	State Street	09/16/2020	—	(4,371)
1,181,875 USD	1,599,109 CAD	State Street	09/16/2020	44,159	—
1,240,822 USD	1,093,620 EUR	State Street	09/16/2020	64,663	—
296,667 USD	2,805,555 NOK	State Street	09/16/2020	24,527	—
292,500 CAD	23,606,943 JPY	TD Securities	09/16/2020	—	(1,330)
46,649,070 JPY	585,000 CAD	TD Securities	09/16/2020	7,995	—
128,929 SGD	93,997 USD	TD Securities	09/16/2020	—	(766)
515,042 EUR	584,553 USD	UBS	09/16/2020	—	(30,268)
3,105,992 NOK	295,000 EUR	UBS	09/16/2020	—	(3,440)
2,723,356 NOK	296,667 USD	UBS	09/16/2020	—	(15,117)
1,517,647 USD	1,291,490 EUR	UBS	09/16/2020	24,041	—
345,294 USD	478,509 SGD	UBS	09/16/2020	6,411	—
Total				5,462,131	(6,850,339)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	7	12/2020	EUR	1,758,225	213	—
3-Month Euro Euribor	49	12/2020	EUR	12,307,575	—	(710)
3-Month Euro Euribor	26	03/2021	EUR	6,530,875	—	(145)
3-Month Euro Euribor	22	06/2021	EUR	5,526,675	—	(298)
3-Month Euro Euribor	11	09/2021	EUR	2,763,338	84	—
3-Month Euro Euribor	18	12/2021	EUR	4,521,600	35	—
3-Month Euro Euribor	20	03/2022	EUR	5,023,750	540	—
3-Month Euro Euribor	10	06/2022	EUR	2,511,875	462	—
90-Day Sterling	19	12/2020	GBP	2,372,506	2,324	—
90-Day Sterling	269	12/2020	GBP	33,589,694	—	(13,041)
90-Day Sterling	41	03/2021	GBP	5,121,413	2,953	—
90-Day Sterling	30	06/2021	GBP	3,748,125	2,836	—
90-Day Sterling	82	09/2021	GBP	10,247,438	4,337	—
90-Day Sterling	84	12/2021	GBP	10,497,900	3,887	—
90-Day Sterling	60	03/2022	GBP	7,498,500	4,934	—
90-Day Sterling	40	06/2022	GBP	4,998,500	5,734	—
Amsterdam Index	3	09/2020	EUR	329,310	—	(8,145)
Australian 10-Year Bond	14	09/2020	AUD	2,064,559	—	(12,888)
Australian 10-Year Bond	30	09/2020	AUD	4,424,055	—	(24,682)
Australian 3-Year Bond	143	09/2020	AUD	16,723,125	—	(7,894)
Australian 3-Year Bond	212	09/2020	AUD	24,792,325	—	(11,989)
Australian Dollar	246	09/2020	USD	18,176,940	1,024,340	—
Banker’s Acceptance	2	12/2020	CAD	497,375	27	—
Banker’s Acceptance	3	03/2021	CAD	746,175	251	—
British Pound	113	09/2020	USD	9,448,919	202,562	—
Canadian Dollar	83	09/2020	USD	6,371,910	79,714	—
Canadian Government 10-Year Bond	26	12/2020	CAD	3,924,440	—	(18,977)
Canadian Government 10-Year Bond	54	12/2020	CAD	8,150,760	—	(41,030)
Cocoa	28	12/2020	USD	743,120	45,618	—
Coffee	27	12/2020	USD	1,306,631	104,497	—
Copper	14	12/2020	USD	2,333,188	63,556	—
Copper	49	12/2020	USD	3,750,338	164,359	—
Cotton	28	12/2020	USD	912,240	17,836	—
DAX Index	1	09/2020	EUR	323,150	18,481	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	43

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DAX Index	1	09/2020	EUR	323,150	6,088	—
DJIA Index E-mini	12	09/2020	USD	1,704,960	80,713	—
DJIA Index E-mini	2	09/2020	USD	284,160	10,812	—
Euro Buxl	4	09/2020	EUR	867,680	—	(13,391)
Euro FX	230	09/2020	USD	34,326,063	690,433	—
EURO STOXX 50 Index	3	09/2020	EUR	97,950	—	(2,340)
EURO STOXX 50 Index	8	09/2020	EUR	261,200	—	(4,174)
Euro-Bobl	36	09/2020	EUR	4,846,680	—	(14,364)
Euro-BTP	15	09/2020	EUR	2,193,150	55,738	—
Euro-BTP	4	09/2020	EUR	584,840	—	(5,332)
Euro-Bund	18	09/2020	EUR	3,160,080	—	(8,804)
Eurodollar 90-Day	407	12/2020	USD	101,460,013	9,595	—
Eurodollar 90-Day	6	12/2020	USD	1,495,725	330	—
Eurodollar 90-Day	11	03/2021	USD	2,744,500	1,433	—
Eurodollar 90-Day	27	06/2021	USD	6,737,175	2,850	—
Eurodollar 90-Day	34	09/2021	USD	8,483,425	3,850	—
Eurodollar 90-Day	50	12/2021	USD	12,472,500	5,382	—
Eurodollar 90-Day	50	03/2022	USD	12,475,000	6,743	—
Eurodollar 90-Day	55	06/2022	USD	13,721,125	9,358	—
Euro-OAT	28	09/2020	EUR	4,689,160	21,989	—
FTSE China A50 Index	90	09/2020	USD	1,401,525	5,579	—
FTSE/JSE Top 40 Index	5	09/2020	ZAR	2,554,600	—	(1,926)
FTSE/JSE Top 40 Index	12	09/2020	ZAR	6,131,040	—	(9,287)
Gas Oil	2	10/2020	USD	73,650	—	(3,103)
Gold 100 oz.	41	12/2020	USD	8,112,260	315,604	—
Hang Seng Index	1	09/2020	HKD	1,253,750	—	(2,371)
Hang Seng Index	2	09/2020	HKD	2,507,500	—	(3,158)
H-Shares Index	6	09/2020	HKD	2,994,300	—	(10,879)
H-Shares Index	7	09/2020	HKD	3,493,350	—	(14,218)
Indian Rupee	47	09/2020	USD	1,279,716	23,556	—
Japanese Yen	34	09/2020	USD	4,015,188	—	(35,327)
KOSPI 200 Index	14	09/2020	KRW	1,073,450,000	22,749	—
Long Gilt	14	12/2020	GBP	1,890,140	—	(13,349)
Long Gilt	31	12/2020	GBP	4,185,310	—	(49,860)
MSCI EAFE Index	10	09/2020	USD	950,050	28,087	—
MSCI EAFE Index	4	09/2020	USD	380,020	5,139	—
MSCI Emerging Markets Index	27	09/2020	USD	1,485,540	57,024	—
MSCI Taiwan Index	10	09/2020	USD	491,100	—	(11,891)
MSCI Taiwan Index	21	09/2020	USD	1,031,310	—	(20,539)
NASDAQ 100 Index E-mini	11	09/2020	USD	2,665,080	365,438	—
New Zealand Dollar	54	09/2020	USD	3,642,840	101,869	—
Nickel	4	12/2020	USD	369,192	13,419	—
Nikkei 225 Index	3	09/2020	JPY	69,480,000	15,342	—
NY Harbor ULSD Heat Oil	2	09/2020	USD	102,253	—	(4,716)
OMXS30 Index	35	09/2020	SEK	6,177,500	2,622	—
OMXS30 Index	3	09/2020	SEK	529,500	—	(220)
Platinum	7	10/2020	USD	328,265	—	(5,681)
Primary Aluminum	21	12/2020	USD	948,019	15,214	—
Primary Aluminum	3	12/2020	USD	135,431	1,800	—
Russell 2000 Index E-mini	11	09/2020	USD	858,715	28,175	—
Russell 2000 Index E-mini	6	09/2020	USD	468,390	3,401	—
S&P 500 Index E-mini	12	09/2020	USD	2,099,340	170,106	—
S&P Mid 400 Index E-mini	5	09/2020	USD	962,900	24,465	—
S&P Mid 400 Index E-mini	2	09/2020	USD	385,160	707	—
S&P/TSX 60 Index	5	09/2020	CAD	989,000	27,285	—
S&P/TSX 60 Index	19	09/2020	CAD	3,758,200	15,611	—
Short Term Euro-BTP	59	09/2020	EUR	6,628,650	45,159	—
Silver	11	12/2020	USD	1,572,670	53,527	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
44	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean	18	11/2020	USD	858,150	13,013	—
Soybean Oil	36	12/2020	USD	709,776	18,729	—
Sugar #11	23	02/2021	USD	342,093	—	(6,998)
Sugar #13	55	09/2020	USD	779,856	—	(9,404)
Swiss Franc	72	09/2020	USD	9,967,500	325,811	—
TOPIX Index	11	09/2020	JPY	177,760,000	48,675	—
TOPIX Index	3	09/2020	JPY	48,480,000	—	(2,768)
U.S. Long Bond	34	12/2020	USD	5,974,438	—	(51,305)
U.S. Treasury 10-Year Note	143	12/2020	USD	19,912,750	—	(8,084)
U.S. Treasury 2-Year Note	275	12/2020	USD	60,759,961	19,106	—
U.S. Treasury 5-Year Note	303	12/2020	USD	38,187,469	27,425	—
U.S. Ultra Treasury Bond	16	12/2020	USD	3,534,500	—	(38,573)
Wheat	34	12/2020	USD	938,825	13,486	—
WTI Crude	1	09/2020	USD	42,610	428	—
Zinc	13	12/2020	USD	818,919	41,115	—
Zinc	3	12/2020	USD	188,981	3,160	—
Total					4,507,720	(491,861)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Swiss Franc	(10)	12/2020	CHF	(2,518,000)	—	(139)
3-Month Euro Swiss Franc	(10)	03/2021	CHF	(2,518,000)	—	(62)
3-Month Euro Swiss Franc	(10)	06/2021	CHF	(2,517,750)	—	(78)
Amsterdam Index	(2)	09/2020	EUR	(219,540)	2,510	—
Brent Crude	(8)	09/2020	USD	(362,240)	—	(1,359)
CAC40 Index	(20)	09/2020	EUR	(988,500)	3,390	—
Canadian Dollar	(146)	09/2020	USD	(11,208,420)	—	(423,598)
Cocoa	(1)	12/2020	GBP	(17,620)	—	(1,159)
Corn	(54)	12/2020	USD	(965,925)	—	(68,978)
Euro-Bund	(4)	09/2020	EUR	(702,240)	8,789	—
Euro-Schatz	(150)	09/2020	EUR	(16,802,250)	3,026	—
FTSE 100 Index	(13)	09/2020	GBP	(774,995)	15,438	—
FTSE 100 Index	(4)	09/2020	GBP	(238,460)	11,373	—
FTSE/MIB Index	(2)	09/2020	EUR	(196,240)	3,172	—
Gas Oil	(10)	10/2020	USD	(368,250)	14,098	—
IBEX 35 Index	(5)	09/2020	EUR	(347,770)	6,159	—
IBEX 35 Index	(2)	09/2020	EUR	(139,108)	2,701	—
Japanese 10-Year Government Bond	(4)	09/2020	JPY	(606,360,000)	5,024	—
Japanese Yen	(84)	09/2020	USD	(9,919,875)	—	(26,216)
Lean Hogs	(12)	10/2020	USD	(257,280)	—	(22,302)
Live Cattle	(5)	10/2020	USD	(210,600)	—	(2,116)
Mexican Peso	(41)	09/2020	USD	(935,210)	—	(18,270)
MSCI Singapore Index	(10)	09/2020	SGD	(291,150)	1,091	—
Natural Gas	(10)	09/2020	USD	(263,000)	—	(31,611)
New Zealand Dollar	(128)	09/2020	USD	(8,634,880)	—	(206,959)
NY Harbor ULSD Heat Oil	(7)	09/2020	USD	(357,886)	12,673	—
RBOB Gasoline	(2)	09/2020	USD	(101,951)	—	(5,047)
South African Rand	(40)	09/2020	USD	(1,178,500)	—	(11,696)
Soybean Meal	(12)	12/2020	USD	(375,000)	—	(17,105)
SPI 200 Index	(7)	09/2020	AUD	(1,055,250)	5,889	—
U.S. Long Bond	(41)	12/2020	USD	(7,204,469)	46,868	—
U.S. Treasury 10-Year Note	(55)	12/2020	USD	(7,658,750)	—	(3,623)
U.S. Treasury 5-Year Note	(17)	12/2020	USD	(2,142,531)	—	(4,683)
U.S. Ultra Bond 10-Year Note	(35)	12/2020	USD	(5,580,313)	10,356	—
U.S. Ultra Treasury Bond	(32)	12/2020	USD	(7,069,000)	119,512	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	45

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Wheat	(2)	12/2020	USD	(47,525)	—	(4,680)
WTI Crude	(8)	09/2020	USD	(340,880)	—	(8,287)
Total					272,069	(857,968)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
iShares iBoxx $ Investment Grade Corporate Bond ETF	Goldman Sachs	USD	2,996,760	221	130.00	01/15/2021	36,933	43,205
iShares Russell 2000 ETF	Goldman Sachs	USD	357,489	23	142.00	01/15/2021	18,279	16,285
Total							55,212	59,490

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro Buxl Sep 20	Barclays	09/2020	EUR	216,920	—	—	—	(6,600)
Euro-Bobl Sep 20	Barclays	09/2020	EUR	(4,712,050)	—	—	748	—
Euro-Schatz Dec 20	Barclays	12/2020	EUR	(6,171,275)	—	—	—	(1,419)
Euro-Schatz Sep 20	Barclays	09/2020	EUR	(14,449,935)	—	—	3,729	—
Japanese 10-Year Government Bond Sep 20	Barclays	09/2020	JPY	(1,212,720,000)	—	—	8,954	—
Long Gilt Dec 20	Barclays	12/2020	GBP	2,970,220	—	—	—	(26,233)
Cotton Dec 20	Citi	12/2020	USD	260,640	—	—	—	(2,178)
Soybean Meal Dec 20	Citi	12/2020	USD	(250,000)	—	—	—	(11,221)
Soybean Nov 20	Citi	11/2020	USD	524,425	—	—	1,057	—
Soybean Oil Dec 20	Citi	12/2020	USD	552,048	—	—	17,287	—
Hang Seng Index Sep 20	JPMorgan	09/2020	HKD	1,253,750	—	—	—	(4,130)
H-Shares Index Sep 20	JPMorgan	09/2020	HKD	4,990,500	—	—	—	(14,692)
Swiss Market Index Sep 20	JPMorgan	09/2020	CHF	609,840	—	—	2,899	—
Total					—	—	34,674	(66,473)
*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.
Notes to Consolidated Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of August 31, 2020.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2020, the total value of these securities amounted to $74,744,646, which represents 15.56% of total net assets.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2020.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Non-income producing investment.
(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(g)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2020, the total value of these securities amounted to $9,504,226, which represents 1.98% of total net assets.
(i)	Valuation based on significant unobservable inputs.
(j)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(k)	Zero coupon bond.
(l)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2020.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
46	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Notes to Consolidated Portfolio of Investments  (continued)
(m)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2020, the total value of these securities amounted to $314,363, which represents 0.07% of total net assets.
(n)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(o)	Represents a security purchased on a when-issued basis.
(p)	Principal and interest may not be guaranteed by a governmental entity.
(q)	Income from this security may be subject to alternative minimum tax.
(r)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2020, the total market value of these securities amounted to $42,163, which represents 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Stemline Therapeutics, Inc.	06/09/2020	125,075	—	42,163

(s)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(t)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	122,874,186	510,380,072	(497,724,961)	853	135,530,150	2,082	1,297,914	135,530,150
Abbreviation Legend
ADR	American Depositary Receipt
BBSW	Bank Bill Swap Rate
BNY	Bank of New York
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FGIC	Financial Guaranty Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	47

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Currency Legend  (continued)
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the consolidated financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
48	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	14,943,431	—	14,943,431
Commercial Mortgage-Backed Securities - Agency	—	3,732,395	—	3,732,395
Commercial Mortgage-Backed Securities - Non-Agency	—	7,029,284	—	7,029,284
Commercial Paper	—	673,317	—	673,317
Common Stocks
Communication Services	8,424,953	1,653,335	—	10,078,288
Consumer Discretionary	7,766,784	503,317	—	8,270,101
Energy	4,138,458	—	—	4,138,458
Financials	23,023,833	—	—	23,023,833
Health Care	12,848,573	2,196,113	—	15,044,686
Industrials	1,301,809	—	—	1,301,809
Information Technology	8,548,046	251,403	9,462,063	18,261,512
Materials	1,885,812	—	—	1,885,812
Real Estate	4,781,580	—	—	4,781,580
Total Common Stocks	72,719,848	4,604,168	9,462,063	86,786,079
Convertible Bonds	—	3,136,855	—	3,136,855
Convertible Preferred Stocks
Communication Services	—	104,079	—	104,079
Health Care	—	278,149	—	278,149
Industrials	—	503,112	—	503,112
Information Technology	—	352,095	—	352,095
Utilities	125,290	2,714,183	—	2,839,473
Total Convertible Preferred Stocks	125,290	3,951,618	—	4,076,908
Corporate Bonds & Notes	—	90,760,639	—	90,760,639
Foreign Government Obligations	—	29,206,028	—	29,206,028
Inflation-Indexed Bonds	—	527,227	—	527,227
Limited Partnerships
Energy	1,105,890	—	—	1,105,890
Total Limited Partnerships	1,105,890	—	—	1,105,890
Municipal Bonds	—	3,916,168	—	3,916,168
Preferred Debt	312,688	—	—	312,688
Preferred Stocks
Financials	807,884	88,798	—	896,682
Total Preferred Stocks	807,884	88,798	—	896,682
Residential Mortgage-Backed Securities - Agency	—	11,302,719	—	11,302,719
Residential Mortgage-Backed Securities - Non-Agency	—	30,963,979	—	30,963,979
Rights
Health Care	—	—	42,163	42,163
Total Rights	—	—	42,163	42,163
Treasury Bills	46,485,845	—	—	46,485,845
U.S. Treasury Obligations	8,041,959	—	—	8,041,959
Options Purchased Puts	59,490	—	—	59,490
Money Market Funds	135,530,150	—	—	135,530,150
Total Investments in Securities	265,189,044	204,836,626	9,504,226	479,529,896
Investments in Securities Sold Short
Common Stocks
Communication Services	(1,151,440)	—	—	(1,151,440)
Consumer Discretionary	(4,476,030)	(3,982,534)	—	(8,458,564)
Energy	(5,267,876)	—	—	(5,267,876)
Financials	(18,027,184)	—	—	(18,027,184)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	49

Consolidated Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Industrials	(2,591,311)	—	—	(2,591,311)
Information Technology	(1,257,278)	—	—	(1,257,278)
Total Common Stocks	(32,771,119)	(3,982,534)	—	(36,753,653)
Exchange-Traded Equity Funds	(1,707,332)	—	—	(1,707,332)
Total Investments in Securities Sold Short	(34,478,451)	(3,982,534)	—	(38,460,985)
Total Investments in Securities, Net of Securities Sold Short	230,710,593	200,854,092	9,504,226	441,068,911
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	5,462,131	—	5,462,131
Futures Contracts	4,779,789	—	—	4,779,789
Swap Contracts	—	34,674	—	34,674
Liability
Forward Foreign Currency Exchange Contracts	—	(6,850,339)	—	(6,850,339)
Futures Contracts	(1,349,829)	—	—	(1,349,829)
Swap Contracts	—	(66,473)	—	(66,473)
Total	234,140,553	199,434,085	9,504,226	443,078,864
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2020 ($)
Common Stocks	1,751,652	—	20,432	171,989	16,398,350	(9,456,454)	576,094	—	9,462,063
Rights	—	—	—	—	42,163	—	—	—	42,163
Warrants	17,490	—	9,287	(17,490)	—	(9,287)	—	—	—
Rights - Securities Sold Short	(91,970)	—	—	(15,423)	107,393	—	—	—	—
Total	1,677,172	—	29,719	139,076	16,547,906	(9,465,741)	576,094	—	9,504,226
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2020 was $203,762, which is comprised of Common Stocks.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks and rights classified as Level 3 are valued using the income approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, discounted cash flow models, cash terms of a merger and the estimated cash distribution of the securities. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 1 to Level 3 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable income inputs rather than quoted prices for identical assets as of period end.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
50	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $338,465,282)	$343,940,256
Affiliated issuers (cost $135,529,826)	135,530,150
Options purchased (cost $55,212)	59,490
Cash	289,923
Foreign currency (cost $362,622)	370,897
Cash collateral held at broker for:
Forward foreign currency exchange contracts	1,000,000
Swap contracts	190,000
Other(a)	39,862,771
Margin deposits on:
Futures contracts	9,641,370
Unrealized appreciation on forward foreign currency exchange contracts	5,462,131
Unrealized appreciation on swap contracts	34,674
Receivable for:
Investments sold	3,863,133
Capital shares sold	249,514
Dividends	51,367
Interest	1,478,499
Foreign tax reclaims	21,880
Variation margin for futures contracts	839,566
Prepaid expenses	2,660
Trustees’ deferred compensation plan	67,401
Total assets	542,955,682
Liabilities
Securities sold short, at value (proceeds $37,120,645)	38,460,985
Unrealized depreciation on forward foreign currency exchange contracts	6,850,339
Unrealized depreciation on swap contracts	66,473
Payable for:
Investments purchased	5,205,133
Investments purchased on a delayed delivery basis	10,535,071
Capital shares purchased	593,491
Dividends and interest on securities sold short	69,137
Variation margin for futures contracts	577,989
Foreign capital gains taxes deferred	1,175
Management services fees	43,288
Transfer agent fees	45,197
Compensation of chief compliance officer	26
Other expenses	72,974
Trustees’ deferred compensation plan	67,401
Total liabilities	62,588,679
Net assets applicable to outstanding capital stock	$480,367,003
Represented by
Paid in capital	551,300,724
Total distributable earnings (loss)	(70,933,721)
Total - representing net assets applicable to outstanding capital stock	$480,367,003
Institutional Class
Net assets	$480,367,003
Shares outstanding	51,234,366
Net asset value per share	$9.38

(a)	Includes collateral related to options purchased, forward foreign currency exchange contracts, swap contracts and securities sold short.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	51

Consolidated Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$1,577,679
Dividends — affiliated issuers	1,297,914
Interest	7,982,437
Foreign taxes withheld	(23,653)
Total income	10,834,377
Expenses:
Management services fees	5,185,136
Distribution and/or service fees
Class A	1,023
Transfer agent fees
Class A	454
Institutional Class	537,629
Compensation of board members	19,251
Custodian fees	127,879
Printing and postage fees	57,054
Registration fees	40,680
Audit fees	58,764
Legal fees	12,040
Dividends and interest on securities sold short	474,804
Compensation of chief compliance officer	168
Other	23,313
Total expenses	6,538,195
Net investment income	4,296,182
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,282,059
Investments — affiliated issuers	2,082
Foreign currency translations	(92,289)
Forward foreign currency exchange contracts	1,132,313
Futures contracts	(1,201,125)
Options purchased	(478,593)
Options contracts written	128,263
Securities sold short	1,307,094
Swap contracts	(1,626,268)
Net realized gain	5,453,536
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,229,236
Investments — affiliated issuers	853
Foreign currency translations	174,825
Forward foreign currency exchange contracts	(1,860,562)
Futures contracts	(860,316)
Options purchased	87,200
Options contracts written	(7,423)
Securities sold short	(1,870,006)
Swap contracts	(209,930)
Foreign capital gains tax	(1,175)
Net change in unrealized appreciation (depreciation)	(2,317,298)
Net realized and unrealized gain	3,136,238
Net increase in net assets resulting from operations	$7,432,420
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
52	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Consolidated Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment income	$4,296,182	$12,615,065
Net realized gain	5,453,536	1,516,246
Net change in unrealized appreciation (depreciation)	(2,317,298)	7,107,216
Net increase in net assets resulting from operations	7,432,420	21,238,527
Distributions to shareholders
Net investment income and net realized gains
Class A	(19,137)	(14,374)
Institutional Class	(10,253,520)	(7,632,087)
Total distributions to shareholders	(10,272,657)	(7,646,461)
Decrease in net assets from capital stock activity	(20,575,319)	(81,974,091)
Total decrease in net assets	(23,415,556)	(68,382,025)
Net assets at beginning of year	503,782,559	572,164,584
Net assets at end of year	$480,367,003	$503,782,559

	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	675	5,980
Distributions reinvested	2,110	19,095	1,647	14,348
Redemptions	(115,393)	(1,053,246)	(35,401)	(317,926)
Net decrease	(113,283)	(1,034,151)	(33,079)	(297,598)
Institutional Class
Subscriptions	13,981,984	128,804,643	5,755,311	51,641,302
Distributions reinvested	1,130,487	10,253,520	875,236	7,632,052
Redemptions	(17,611,432)	(158,599,331)	(15,733,365)	(140,949,847)
Net decrease	(2,498,961)	(19,541,168)	(9,102,818)	(81,676,493)
Total net decrease	(2,612,244)	(20,575,319)	(9,135,897)	(81,974,091)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	53

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended August 31,
	2020	2019	2018	2017 (a)
Per share data
Net asset value, beginning of period	$9.36	$9.08	$9.03	$9.10
Income (loss) from investment operations:
Net investment income	0.08	0.22	0.11	0.02
Net realized and unrealized gain (loss)	0.13	0.19	(0.06)	(0.09)
Total from investment operations	0.21	0.41	0.05	(0.07)
Distributions to shareholders
Distributions from net investment income	(0.19)	(0.13)	—	—
Total distributions to shareholders	(0.19)	(0.13)	—	—
Net asset value, end of period	$9.38	$9.36	$9.08	$9.03
Total return	2.34%	4.62%	0.55%	(0.77%)
Ratios to average net assets
Total gross expenses(b)	1.39%(c)	1.27%	1.34%(c)	1.45%(c),(d)
Total net expenses(b),(e)	1.39%(c)	1.27%	1.34%(c)	1.45%(c),(d)
Net investment income	0.91%	2.43%	1.18%	0.34%(d)
Supplemental data
Net assets, end of period (in thousands)	$480,367	$502,726	$570,839	$578,239
Portfolio turnover	188%	226%	256%	444%

Notes to Consolidated Financial Highlights
(a)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	8/31/2020	8/31/2019	8/31/2018	8/31/2017
Institutional Class	0.10%	—%	0.07%	0.15%

(d)	Annualized.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
54	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Notes to Consolidated Financial Statements
August 31, 2020
Note 1. Organization
Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates, and to group retirement plan record keeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan record keeper to offer and/or service Institutional 3 Class shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment mananger or consultant to the record keeper’s group retirement platform. The fund does not currently offer Institutional 3 Class Shares. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge. Effective at close of business on January 24, 2020, Class A shares merged, in a tax-free transaction, into Institutional Class shares and Class A shares are no longer offered for sale.
Basis for consolidation
ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At August 31, 2020, each Subsidiary’s financial statement information is as follows:
	ASGM Offshore Fund, Ltd.	ASMF Offshore Fund, Ltd.
% of consolidated fund net assets	1.38%	2.49%
Net assets	$6,624,410	$11,976,631
Net investment income (loss)	(16,041)	12,581
Net realized gain (loss)	250,729	537,627
Net change in unrealized appreciation (depreciation)	(95,937)	(68,488)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	55

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
56	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	57

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
58	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to manage exposure to government bonds, the commodities markets and currency markets, to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions and to gain commodity and currency exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	59

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate and to manage long or short exposure to equities, bonds and commodities futures. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
60	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2020:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	988,222*
Equity risk	Investments, at value — Options Purchased	59,490
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	2,899*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,462,131
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,448,285*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	431,150*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	13,431*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	912,132*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	18,344*
Total		10,336,084

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	91,916*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	18,822*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	6,850,339
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	722,066*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	343,301*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	34,252*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	192,546*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	13,399*
Total		8,266,641

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	61

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended August 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	1,129,792	—	—	(343,753)	786,039
Equity risk	—	(4,845,889)	128,263	(478,593)	75,963	(5,120,256)
Foreign exchange risk	1,132,313	(5,369,847)	—	—	—	(4,237,534)
Interest rate risk	—	7,884,819	—	—	(1,358,478)	6,526,341
Total	1,132,313	(1,201,125)	128,263	(478,593)	(1,626,268)	(2,045,410)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(81,821)	—	—	(79,523)	(161,344)
Equity risk	—	888,475	(7,423)	87,200	(12,746)	955,506
Foreign exchange risk	(1,860,562)	471,490	—	—	—	(1,389,072)
Interest rate risk	—	(2,138,460)	—	—	(117,661)	(2,256,121)
Total	(1,860,562)	(860,316)	(7,423)	87,200	(209,930)	(2,851,031)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	602,464,140
Futures contracts — short	174,300,506

Derivative instrument	Average value ($)
Options contracts — purchased	40,597*
Options contracts — written	(11,670)**

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	4,354,923	(4,455,257)
Total return swap contracts	61,568	(69,137)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2020.
**	Based on the ending daily outstanding amounts for the year ended August 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
62	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Consolidated Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In
Multi-Manager Alternative Strategies Fund | Annual Report 2020	63

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
addition, the collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Consolidated Statement of Operations. A short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2020:
	ANZ Securities ($)	Barclays ($)	BMO Capital Markets Corp. ($)	BNY Capital Markets ($)	CIBC ($)	Citi ($) (a)	Citi ($) (a)	Citi ($) (a)	Goldman Sachs ($) (a)	Goldman Sachs ($) (a)
Assets
Forward foreign currency exchange contracts	47,466	-	-	-	5,842	-	1,993,295	75,898	164,590	155,134
Options purchased puts	-	-	-	-	-	-	-	-	59,490	-
OTC total return swap contracts on futures (b)	-	13,431	-	-	-	18,344	-	-	-	-
Total assets	47,466	13,431	-	-	5,842	18,344	1,993,295	75,898	224,080	155,134
Liabilities
Forward foreign currency exchange contracts	23,533	-	-	1,083	56,543	-	2,622,869	188,654	332,070	96,403
OTC total return swap contracts on futures (b)	-	34,252	-	-	-	13,399	-	-	-	-
Securities borrowed	-	-	-	-	-	-	-	-	38,460,985	-
Total liabilities	23,533	34,252	-	1,083	56,543	13,399	2,622,869	188,654	38,793,055	96,403
Total financial and derivative net assets	23,933	(20,821)	-	(1,083)	(50,701)	4,945	(629,574)	(112,756)	(38,568,975)	58,731
Total collateral received (pledged) (c)	-	-	-	-	-	-	(629,574)	-	(38,568,975)	-
Net amount (d)	23,933	(20,821)	-	(1,083)	(50,701)	4,945	-	(112,756)	-	58,731

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.

64	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)	National Australia Bank ($)	RBC Capital Markets ($)	Standard Chartered ($)	State Street ($)	TD Securities ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	133,565	2,335,427	201,450	1,963	115,214	44,851	148,989	7,995	30,452	5,462,131
Options purchased puts	-	-	-	-	-	-	-	-	-	59,490
OTC total return swap contracts on futures (b)	-	2,899	-	-	-	-	-	-	-	34,674
Total assets	133,565	2,338,326	201,450	1,963	115,214	44,851	148,989	7,995	30,452	5,556,295
Liabilities
Forward foreign currency exchange contracts	97,713	2,743,493	247,028	1,616	117,370	9,565	261,478	2,096	48,825	6,850,339
OTC total return swap contracts on futures (b)	-	18,822	-	-	-	-	-	-	-	66,473
Securities borrowed	-	-	-	-	-	-	-	-	-	38,460,985
Total liabilities	97,713	2,762,315	247,028	1,616	117,370	9,565	261,478	2,096	48,825	45,377,797
Total financial and derivative net assets	35,852	(423,989)	(45,578)	347	(2,156)	35,286	(112,489)	5,899	(18,373)	(39,821,502)
Total collateral received (pledged) (c)	-	(423,989)	-	-	-	-	-	-	-	(39,622,538)
Net amount (d)	35,852	-	(45,578)	347	(2,156)	35,286	(112,489)	5,899	(18,373)	(198,964)
Multi-Manager Alternative Strategies Fund | Annual Report 2020	65

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
66	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 1.10% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AlphaSimplex Group, LLC, AQR Capital Management, LLC, Manulife Investment Management (US) LLC, TCW Investment Management Company LLC and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	67

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.04(a)
Institutional Class	0.11

(a)	Unannualized.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result of all Class A shares of the Fund being merged into Institutional Class shares, January 24, 2020 was the last day the Fund paid a distribution and shareholder services fee for Class A shares.
68	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Institutional Class	1.43%	1.56%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, non-deductible expenses, capital loss carryforward, constructive sales of appreciated financial positions, derivative investments, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities, foreign capital gains tax, investments in partnerships, foreign currency transactions, passive foreign investment company (PFIC) holdings, investments in commodity subsidiaries and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(406,887)	316,783	90,104
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
10,272,657	—	10,272,657	7,646,461	—	7,646,461
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	69

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,168,577	—	(37,374,579)	(6,862,671)
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
451,867,241	3,954,348	(10,817,019)	(6,862,671)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(7,853,328)	(29,521,251)	(37,374,579)	5,634,030
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $634,691,590 and $705,508,969, respectively, for the year ended August 31, 2020, of which $71,122,030 and $78,545,611, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
70	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	71

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
72	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory
Multi-Manager Alternative Strategies Fund | Annual Report 2020	73

Notes to Consolidated Financial Statements  (continued)
August 31, 2020
proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
74	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Multi-Manager Alternative Strategies Fund and its subsidiaries (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related consolidated statement of operations for the year ended August 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	75

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction
26.09%	26.18%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
76	Multi-Manager Alternative Strategies Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Multi-Manager Alternative Strategies Fund | Annual Report 2020	77

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
78	Multi-Manager Alternative Strategies Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	79

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
and Subadvisory Agreements
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and AlphaSimplex Group, LLC, AQR Capital Management, LLC, Manulife Investment Management (US) LLC, TCW Investment Management Company LLC and Water Island Capital, LLC (the Subadvisers) with respect to Multi-Manager Alternative Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves,
80	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
Multi-Manager Alternative Strategies Fund | Annual Report 2020	81

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Subadvisers’ experience with funds using an investment strategy similar to that used by the Subadvisers for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement and the Subadvisory Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of
82	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager or Subadvisers had taken or were taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the seventy-second, seventy-sixth and ninety-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, to the extent publicly available, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	83

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide transfer agency and shareholder services to the Fund. The Committee and the Board also considered the benefits of research made available to the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
84	Multi-Manager Alternative Strategies Fund | Annual Report 2020

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Alternative Strategies Fund | Annual Report 2020	85

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Multi-Manager Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN100_08_K01_(10/20)

Annual Report
August 31, 2020
Columbia Balanced Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Balanced Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Balanced Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks high total return by investing in common stocks and debt securities.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 1997
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended August 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	17.59	9.55	10.64
	Including sales charges		10.82	8.26	9.98
Advisor Class*		11/08/12	17.89	9.82	10.91
Class C	Excluding sales charges	10/13/03	16.73	8.73	9.81
	Including sales charges		15.73	8.73	9.81
Institutional Class		10/01/91	17.90	9.82	10.91
Institutional 2 Class*		03/07/11	17.95	9.89	10.99
Institutional 3 Class*		11/08/12	18.00	9.94	11.02
Class R*		09/27/10	17.32	9.28	10.36
Blended Benchmark			16.20	10.61	10.68
S&P 500 Index			21.94	14.46	15.16
Bloomberg Barclays U.S. Aggregate Bond Index			6.47	4.33	3.65
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Balanced Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2010 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2020)
Asset-Backed Securities — Non-Agency	6.8
Commercial Mortgage-Backed Securities - Agency	0.0(a)
Commercial Mortgage-Backed Securities - Non-Agency	3.8
Common Stocks	59.4
Corporate Bonds & Notes	7.7
Exchange-Traded Equity Funds	0.8
Foreign Government Obligations	0.0(a)
Money Market Funds	4.8
Residential Mortgage-Backed Securities - Agency	8.7
Residential Mortgage-Backed Securities - Non-Agency	7.4
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Balanced Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2020, the Fund’s Class A shares returned 17.59% excluding sales charges. The Fund’s Blended Benchmark returned 16.20%. During the same 12-month period, the Fund’s equity benchmark, the S&P 500 Index, returned 21.94% while the Fund’s fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.47%. Both segments of the Fund outperformed their respective benchmarks during the period.
Market overview
At the outset of the 12-month period ended August 31, 2020, major U.S. equity indices had appeared to have settled into a range, with stocks supported by the monetary policy of the U.S. Federal Reserve (Fed). Investors appeared confident that corporate earnings would remain in positive territory. However, these tailwinds were soon largely offset by the combination of slowing global growth and the ongoing trade dispute between the U.S. and China. The elevated uncertainty resulted in both choppy market conditions and outperformance for stocks seen as having defensive qualities, including many in the utilities, real estate and consumer staples sectors.
U.S. equities rose in the fourth quarter of 2019, with investors apparently encouraged by evidence of improving economic growth both in the United States and overseas, apparent progress in the U.S.-China trade talks and continued support from Fed policy. Although the Fed indicated it was unlikely to enact any further rate cuts after its three quarter-point reductions at mid-year, its injections of liquidity into the financial system boosted investor sentiment. Together, these factors appeared to propel stocks to steady gains with a relatively low degree of volatility.
News of a novel coronavirus (COVID-19) emanating from China hit in January 2020. The U.S. equity market appeared to correct for two days but then continued its upward trajectory, hitting a peak on February 19th. Global markets soon roiled at concerns about the rapid spread of COVID-19 and the U.S. equity market experienced a waterfall correction. From the peak until the last full week of March, the S&P 500 Index declined by nearly 35%, which was the fastest drop of this magnitude in history, and faster than both the 1929 and 1987 stock market crashes. U.S. equities mostly plummeted during the last 10 days of February and the month of March, a period which included the biggest one-week selloff since 2008. The S&P 500 Index declined by 19.60% during the quarter, even after moving sharply higher during a three-day rally in late March on news that the U.S. federal government would pass a $2.2 trillion stimulus bill. In addition, the Fed cut interest rates to zero and announced “unlimited” quantitative easing and support for credit markets, as other central banks around the world also took action. As expected, the impact of the pandemic included a rise in unemployment with new jobless claims topping 3 million as the first quarter of 2020 drew to a close.
The response by policymakers and the Fed enabled targeted fiscal spending and injected substantial liquidity into U.S. markets. U.S. equities rallied through the remainder of the period, posting sizable gains and reflecting the strong rebound in investor sentiment from the fear-driven market of late March, fueled by the prospect of a gradual reopening of U.S. businesses and the ongoing Fed support to the markets through a wide range of accommodative policies.
The U.S. equity market advanced, led higher by growth stocks. Investors displayed a persistent preference for companies — particularly those in the mega-cap technology sector — seen as having the ability to deliver earnings growth even at a time of weak economic conditions.
A continued search for yield across all fixed-income sectors during this period of record-low interest rates dominated investor sentiment during the period. Even the relatively brief, yet disruptive, risk-off move in March and April 2020 due to COVID-related economic shutdowns was met with investor demand for bonds at wider spreads. This demand helped most sectors quickly recover the majority of their widening, with many sectors returning to pre-crisis levels.
Broadly speaking, the best performing sectors within the fixed-income benchmark on an excess return basis were 30-year U.S. agency mortgage-backed securities (MBS) and auto asset-backed securities (ABS), while the non-corporate, energy, and non-agency commercial mortgage-backed securities (CMBS) sectors were the larger underperformers.
Columbia Balanced Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Interest rates fell as the Fed cut short term rates to zero to ease financial conditions during the current economic downturn and the rest of the yield curve bull-flattened on accompanying risks to economic growth and very low inflation concerns. The yield curve steepened fairly significantly as a result of Fed cuts. Longer term rates didn’t fall as much as shorter term rates as investors predominantly sought refuge in the front end of the curve. Higher quality bonds outperformed lower quality bonds as the spread widening experienced during March and April 2020 had appeared to have not completely retraced by the close of the period.
Positive sector allocation and stock selection drove the Fund’s equity results
The Fund’s sector allocation and stock selection were positive for the period – both overall and in eight out of 11 sectors. The communications services and consumer discretionary sectors were strong performers in the equity benchmark and the Fund’s equity portfolio’s relative overweight aided Fund performance during the period. Stock selection within each was also positive. As the COVID-19 pandemic drove consumers inside and the global economy into recession, certain companies really benefited from the pandemic. Activision Blizzard, Inc., and Facebook, Inc. were contributors of note within the communications services. Amazon.com, eBay, Inc., AutoZone, Inc. and Lowe’s Companies, Inc. were all standouts for the Fund’s equity portfolio in the consumer discretionary sector.
Information technology was the largest sector allocation for the Fund’s equity portfolio and equity benchmark and was, by far, the best performing sector for the period. While the Fund’s overweight to the sector benefitted relative results, stock selection within the sector for the Fund trailed the equity benchmark. Nonetheless, several tech stocks including Adobe, Inc., Apple Inc., NVIDIA Corp., Lam Research Corp. and Marvell Technology Group Ltd. delivered strong results for the Fund’s equity portfolio.
The materials sector was another area of contribution for the Fund. The equity portfolio’s overweight in the underperforming materials sector hampered the portfolio’s results to a modest degree, but stock selection enabled the equity portfolio to reap strong returns in the sector. One bright spot for the portfolio within the sector was Newmont Holdings. Shares of Newmont advanced, as gold was one of very few commodities to post a positive return. Other notable contributors included Sherwin Williams and Air Products & Chemicals, Inc.
Stock selection in the health care sector was the biggest detractor to the equity portfolio’s performance relative to the benchmark. The portfolio’s exposure to medical device companies in particular hurt as the segment suffered from a shutdown in medical procedures during the pandemic as hospitals appeared to shift their efforts to focus on COVID-19 preparedness and care. We’ve seen a resumption in medical procedures but have yet to see a full return to business for companies in the segment. The Fund’s holding in Medtronic PLC suffered in this challenging environment.
Energy was the worst-performing sector in the equity benchmark for the period. While the portfolio outperformed the equity benchmark in the sector, largely due to its not owning laggard Exxon Mobil Corp., holdings in Chevron Corp., EOG Resources, Inc. and an out-of-benchmark position in Canadian Natural Resources Ltd. detracted from Fund performance.
The financials sector was another area of weakness for the equity benchmark as banks struggled in the low interest rate environment. Stock selection within the sector led the equity portfolio to outperform, thanks to strong performance from BlackRock and Morgan Stanley which helped negate losses from the Fund’s holdings in Citigroup and JP Morgan.
Higher quality allocations benefited the Fund’s fixed-income portfolio
Higher quality sectors including U.S. Treasury, agency and AAA-rated credit sectors benefited the Fund’s fixed-income portfolio the most over the 12-month period as a flight to quality during March and April 2020 took a heavy toll on lower quality bonds. The fixed-income portfolio’s overweight to U.S. agency mortgage-backed securities (MBS) and AAA-rated asset-backed securities (ABS) benefited from the flight to quality trade, Fed purchase programs and the accompanied spread tightening. Within the corporate bond market, the portfolio’s underweight to the non-corporate subsector (the Fund owned none) was particularly positive as it produced excess returns of -222 basis points for the period. The corporate bond sector, as a whole, underperformed the fixed-income benchmark, but certain bright spots within, such as health care, wireless and technology, significantly outperformed and contributed to Fund returns. The energy, transportation and real estate investment trusts (REITs) subsectors, however, trailed the sector and detracted from performance.
6	Columbia Balanced Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
From a credit perspective, lower quality sectors including BBB-rated corporate bonds, and non-agency structured products not rated AAA were the primary negative contributors to the fixed-income portfolio’s performance during the 12 month period as their spreads widened considerably during March and April 2020 without yet fully recovering by the end of the reporting period. The portfolio had exposures to BBB corporates, non-agency commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS) and asset-backed securities (ABS) rated below AAA, which all detracted from performance.
Duration positioning over the period produced a marginally positive contribution as the fixed-income portfolio kept a mostly neutral duration relative to the benchmark.
The net effect of the Fund’s relative duration to the benchmark was minimally positive (approximately 5 basis points). During the course of the reporting period, we maintained a mostly neutral duration relative to the fixed-income benchmark, though we decreased our cash equivalents (0-12 month durations) and in the 5-6 year segment of the curve, while adding to the 3-5 year and 10+ year buckets. While we remained overweight in the front-end of the yield curve, we were more neutrally positioned in the belly and slightly underweight at the long end. The net effect of our yield curve positioning and changes was an approximate 26 basis point contribution.
At period’s end
At the close of the reporting period, the United States still appeared to be focused on striking the right balance between reopening various segments of the economy (particularly schools and universities as the fall semester began) and remaining vigilant in containing further spread of the virus. What appeared to be encouraging progress towards a vaccine was coming into sharper focus as a full economic recovery can only begin, in our opinion, when we have a safe, effective and widely available vaccine.
We continue to be prudent with our expectations, and believe that the actions undertaken by the Fed, Treasury and Congress were the primary reasons the S&P 500 Index was up double digits year-to-date through the end of August, in the midst of what we viewed to be an historically steep and sudden recession. There were areas of the market where valuations were clearly stretched, in our opinion, and we have trimmed positions in some of our tech/FAANG exposures which have contributed to absolute and relative performance recently, consistent with our process of redeploying capital to new ideas or existing holdings that offer higher expected returns. We have begun to find what appear to be opportunities in areas of the market that were impacted most by the pandemic, which we believe may rebound sharply as the world emerges from economic shutdown and as positive news flow surrounding potential vaccines continues.
Within the fixed-income portfolio, we reduced U.S. Treasury and agency debenture positions, adding to U.S. agency MBS, non-agency CMBS and ABS. From a quality perspective, these changes resulted in a slightly lower overall rating profile, increasing BBB-rated and non-rated bonds.
In terms of yield curve and duration positioning, we decreased exposure to cash equivalents (0-12-month durations) and the 5-6 year part of the yield curve, while adding exposure to the 3-5 year and 10+ year buckets, all while maintaining a relatively neutral overall duration versus the fixed-income benchmark. These yield curve positioning adjustments were a result of the sector positioning changes that were made to help increase the overall yield of the fixed-income portfolio and were made as a result of our regular curve analysis and interest rate outlook.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
Columbia Balanced Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Balanced Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,142.70	1,020.47	5.14	4.85	0.95
Advisor Class	1,000.00	1,000.00	1,144.20	1,021.73	3.79	3.58	0.70
Class C	1,000.00	1,000.00	1,138.50	1,016.68	9.19	8.66	1.70
Institutional Class	1,000.00	1,000.00	1,144.30	1,021.73	3.79	3.58	0.70
Institutional 2 Class	1,000.00	1,000.00	1,144.40	1,021.94	3.58	3.37	0.66
Institutional 3 Class	1,000.00	1,000.00	1,144.70	1,022.19	3.31	3.12	0.61
Class R	1,000.00	1,000.00	1,141.50	1,019.21	6.49	6.12	1.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Balanced Fund | Annual Report 2020	9

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	18,025,000	18,180,341
AmeriCredit Automobile Receivables Trust
Series 2020-2 Class D
03/18/2026	2.130%	3,100,000	3,126,524
Apidos CLO XI(a),(b)
Series 2012-11A Class BRR
3-month USD LIBOR + 1.700% Floor 1.750% 10/17/2030	1.973%	12,575,000	12,394,964
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	1.422%	5,925,000	5,811,477
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	1.725%	3,450,000	3,373,534
Ascentium Equipment Receivables(a)
Series 2019-2A Class D
11/10/2026	2.850%	6,550,000	6,482,263
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	5,975,000	5,998,796
Series 2019-B Class A
10/15/2026	2.720%	1,625,124	1,631,893
Series 2019-B Class B
10/15/2026	3.150%	8,675,000	8,642,689
Series 2020-REV1 Class A
05/15/2029	2.170%	20,650,000	20,386,293
Series 2020-REV1 Class B
05/15/2029	2.680%	3,350,000	3,201,048
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2018-2A Class A
03/20/2025	4.000%	19,775,000	20,248,645
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	1.975%	22,000,000	21,770,672
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	1.412%	12,000,000	11,863,128
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	1.672%	2,000,000	1,920,902
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	1.722%	21,575,000	20,978,840
Carvana Auto Receivables Trust(a)
Subordinated Series 2019-3A Class C
10/15/2024	2.710%	5,950,000	5,985,355
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	98,184	97,973
Series 2019-B Class A
06/17/2024	2.660%	1,540,870	1,530,271
Consumer Loan Underlying Bond Club Certificate Issuer Trust(a)
Series 2019-HP1 Class A
12/15/2026	2.590%	10,937,113	11,031,611
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Subordinated Series 2019-P2 Class B
10/15/2026	2.830%	6,350,000	6,286,201
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class A
10/15/2025	3.470%	1,503,405	1,506,753
DLL LLC(a)
Series 2019-MT3 Class A2
01/20/2022	2.130%	8,670,958	8,722,590
Drive Auto Receivables Trust
Series 2019-2 Class C
06/16/2025	3.420%	13,255,000	13,642,095
Subordinated Series 2018-4 Class D
01/15/2026	4.090%	10,900,000	11,391,988
Subordinated Series 2018-5 Class C
01/15/2025	3.990%	7,225,000	7,289,893
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	1,375,000	1,424,035
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR2
3-month USD LIBOR + 1.230% Floor 1.230% 04/15/2029	1.505%	2,999,080	2,993,604
Series 2014-33A Class BR2
3-month USD LIBOR + 1.750% Floor 1.750% 04/15/2029	2.025%	3,450,000	3,435,486
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 41 Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	1.245%	13,175,000	12,980,998
Dryden 42 Senior Loan Fund(a),(b)
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	1.825%	6,025,000	5,900,831
Dryden 55 CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month USD LIBOR + 1.020% 04/15/2031	1.295%	8,450,000	8,351,693
DT Auto Owner Trust(a)
Subordinated Series 2019-1A Class C
11/15/2024	3.610%	5,000,000	5,043,387
Subordinated Series 2019-3A Class D
04/15/2025	2.960%	10,025,000	10,251,938
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	8,900,000	8,924,722
Subordinated Series 2020-2A Class D
03/16/2026	4.730%	850,000	895,437
Exeter Automobile Receivables Trust(a)
Series 2019-2A Class C
03/15/2024	3.300%	7,773,000	8,004,048
Series 2019-4A Class D
09/15/2025	2.580%	8,925,000	8,968,434
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	6,500,000	6,582,397
Subordinated Series 2020-2A Class D
04/15/2026	4.730%	2,200,000	2,355,239
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	4,046,714	4,159,114
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class C
08/15/2025	3.060%	6,125,000	6,238,883
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	9,550,000	9,647,317
Subordinated Series 2020-2A Class B
06/16/2025	3.160%	4,650,000	4,723,625
Hilton Grand Vacations Trust(a)
Series 2018-AA Class A
02/25/2032	3.540%	2,562,973	2,653,835
Series 2019-AA Class A
07/25/2033	2.340%	6,267,964	6,356,468
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	1.722%	25,675,000	25,369,442
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class B1
3-month USD LIBOR + 1.800% Floor 1.800% 10/15/2032	2.075%	16,325,000	16,324,869
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% 10/15/2031	1.375%	13,830,000	13,713,551
Marlette Funding Trust(a)
Series 2018-4A Class A
12/15/2028	3.710%	1,375,741	1,384,800
Series 2019-1A Class A
04/16/2029	3.440%	1,577,244	1,565,016
Series 2019-3A Class B
09/17/2029	3.070%	10,780,000	10,816,822
Subordinated Series 2019-2A Class B
07/16/2029	3.530%	4,550,000	4,553,488
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	690,358	692,142
Series 2016-1A Class A
12/20/2033	2.250%	1,179,880	1,163,917
Series 2017-1A Class A
12/20/2034	2.420%	6,170,234	6,294,146
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2030	1.922%	22,575,000	22,105,034
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	3,345,982	3,344,582
Prosper Marketplace Issuance Trust(a)
Series 2019-1A Class A
04/15/2025	3.540%	221,678	221,201
Series 2019-2A Class B
09/15/2025	3.690%	6,175,000	6,117,904
Series 2019-3A Class B
07/15/2025	3.590%	6,100,000	6,009,526
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	1.825%	3,000,000	2,951,880

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	5,825,000	5,923,524
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	8,025,000	8,216,493
Subordinated Series 2020-1A Class C
08/21/2028	2.600%	4,850,000	4,847,052
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	906,985	902,247
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-3A Class A
10/20/2033	2.430%	1,187,157	1,177,162
Series 2018-2A Class A
06/20/2035	3.500%	2,163,288	2,245,524
Series 2018-3A Class A
09/20/2035	3.690%	1,523,249	1,532,087
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	685,980	691,313
SoFi Consumer Loan Program Trust(a)
Series 2019-1 Class B
02/25/2028	3.450%	5,050,000	5,065,237
United Auto Credit Securitization Trust(a)
Subordinated Series 2020-1 Class D
02/10/2025	2.880%	6,775,000	6,775,731
Upgrade Receivables Trust(a)
Series 2019-2A Class B
10/15/2025	3.510%	3,263,000	3,218,930
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	6,810,057	6,863,684
Voya CLO Ltd.(a),(b)
Series 2017-3A Class A2
3-month USD LIBOR + 1.770% 07/20/2030	2.042%	4,000,000	3,936,512
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	3,417,364	3,457,965
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-1A Class C
03/15/2024	3.450%	5,639,000	5,765,231
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	10,700,000	10,848,594
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-2A Class D
01/15/2026	2.760%	3,295,000	3,368,640
Total Asset-Backed Securities — Non-Agency (Cost $550,222,227)			550,852,476

Commercial Mortgage-Backed Securities - Agency 0.0%

Government National Mortgage Association
CMO Series 2012-25 Class A
11/16/2042	2.575%	161,277	161,807
Total Commercial Mortgage-Backed Securities - Agency (Cost $163,694)			161,807

Commercial Mortgage-Backed Securities - Non-Agency 4.1%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,732,367	2,921,507
Series 2014-SFR3 Class A
12/17/2036	3.678%	3,189,471	3,404,324
Series 2015-SFR1 Class A
04/17/2052	3.467%	3,317,731	3,523,179
Series 2015-SFR2 Class A
10/17/2045	3.732%	2,497,598	2,696,538
AMSR Trust(a)
Series 2020-SFR2 Class C
07/17/2037	2.533%	2,799,000	2,825,183
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.300% Floor 1.300% 05/15/2035	1.612%	16,800,000	15,500,979
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	1.412%	7,370,000	6,781,116
Subordinated Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	1.662%	3,975,000	3,633,812
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	1.412%	14,823,000	14,174,584
BX Commercial Mortgage Trust(a),(b)
Series 2018-IND Class C
1-month USD LIBOR + 1.100% Floor 1.100% 11/15/2035	1.262%	6,667,500	6,637,698

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-XL Class C
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2036	1.412%	6,763,747	6,729,265
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	1.749%	4,422,000	4,090,424
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	2.049%	3,895,000	3,531,314
CLNY Trust(a),(b)
Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	2.187%	11,925,000	10,374,749
COMM Mortgage Trust(a),(b)
Series 2019-WCM Class C
1-month USD LIBOR + 1.300% Floor 1.300% 10/15/2036	1.462%	7,876,000	7,620,470
COMM Mortgage Trust(a),(c)
Series 2020-CBM Class D
02/10/2037	3.754%	2,925,000	2,631,922
Commercial Mortgage Trust
Series 2013-CR8 Class A5
06/10/2046	3.612%	10,380,000	11,052,951
DBUBS Mortgage Trust(a)
Series 2011-LC1A Class A3
11/10/2046	5.002%	53,639	53,732
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
09/17/2025	2.241%	4,225,000	4,235,219
Home Partners of America Trust(a),(b)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	1.062%	5,857,657	5,770,574
Home Partners of America Trust(a)
Series 2019-2 Class D
10/19/2039	3.121%	6,830,207	7,000,158
Invitation Homes Trust(a),(b)
Series 2018-SFR1 Class A
1-month USD LIBOR + 0.700% 03/17/2037	0.862%	12,080,758	11,897,175
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% Floor 0.800% 06/17/2037	1.062%	2,142,123	2,117,128
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-SFR3 Class A
1-month USD LIBOR + 1.000% Floor 1.000% 07/17/2037	1.161%	16,105,522	16,065,382
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	1.262%	20,904,530	20,791,955
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class ASB
08/15/2046	3.761%	2,806,579	2,914,325
Morgan Stanley Capital I Trust(a)
Series 2011-C1 Class A4
09/15/2047	5.033%	64,346	64,765
Morgan Stanley Capital I Trust
Series 2016-BNK2 Class A2
11/15/2049	2.454%	5,625,000	5,691,144
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	7,392,500	6,169,647
Progress Residential Trust(a)
Series 2018-SF3 Class A
10/17/2035	3.880%	23,875,036	24,471,728
Series 2018-SFR2 Class A
08/17/2035	3.712%	4,305,000	4,387,149
Series 2019-SFR3 Class C
09/17/2036	2.721%	4,750,000	4,844,954
Series 2019-SFR3 Class D
09/17/2036	2.871%	7,049,000	7,121,529
Series 2019-SFR4 Class C
10/17/2036	3.036%	17,766,000	18,070,834
Series 2020-SFR1 Class C
04/17/2037	2.183%	2,075,000	2,018,705
Series 2020-SFR1 Class D
04/17/2037	2.383%	4,200,000	4,033,973
Series 2020-SFR2 Class A
06/18/2037	2.078%	2,575,000	2,628,608
Subordinated Series 2019-SFR2 Class C
05/17/2036	3.545%	6,350,000	6,518,740
Subordinated Series 2020-SFR2 Class C
06/18/2037	3.077%	600,000	614,834
Subordinated Series 2020-SFR2 Class D
06/18/2037	3.874%	775,000	806,910
RETL(a),(b)
Series 2019-RVP Class A
1-month USD LIBOR + 1.150% Floor 1.150% 03/15/2036	1.312%	613,414	582,361

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
August 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	4,100,000	4,145,670
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	8,550,000	8,853,312
Series 2013-C5 Class A3
03/10/2046	2.920%	604,626	617,553
Series 2013-C5 Class A4
03/10/2046	3.185%	10,651,000	11,065,607
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090% 02/15/2037	2.252%	3,400,000	2,881,069
WF-RBS Commercial Mortgage Trust
Series 2012-C9 Class A3
11/15/2045	2.870%	9,126,310	9,430,843
Series 2013-C15 Class A3
08/15/2046	3.881%	5,418,475	5,702,862
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $313,814,829)			309,698,460

Common Stocks 63.7%
Issuer	Shares	Value ($)
Communication Services 8.3%
Entertainment 1.2%
Activision Blizzard, Inc.	437,154	36,511,102
Walt Disney Co. (The)	422,260	55,683,426
Total		92,194,528
Interactive Media & Services 4.5%
Alphabet, Inc., Class A(d)	60,289	98,242,734
Alphabet, Inc., Class C(d)	63,813	104,281,929
Facebook, Inc., Class A(d)	473,235	138,752,502
Total		341,277,165
Media 1.7%
Comcast Corp., Class A	2,790,552	125,044,635
Wireless Telecommunication Services 0.9%
T-Mobile USA, Inc.(d)	605,754	70,679,377
Total Communication Services		629,195,705
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 8.0%
Hotels, Restaurants & Leisure 1.0%
Darden Restaurants, Inc.	434,985	37,700,150
McDonald’s Corp.	176,939	37,780,015
Total		75,480,165
Internet & Direct Marketing Retail 4.5%
Amazon.com, Inc.(d)	80,310	277,146,597
eBay, Inc.	1,144,315	62,685,576
Total		339,832,173
Multiline Retail 0.7%
Dollar Tree, Inc.(d)	533,970	51,405,292
Specialty Retail 1.8%
AutoZone, Inc.(d)	22,350	26,737,529
Lowe’s Companies, Inc.	701,542	115,536,952
Total		142,274,481
Total Consumer Discretionary		608,992,111
Consumer Staples 3.5%
Food & Staples Retailing 0.4%
Sysco Corp.	529,865	31,866,081
Food Products 1.8%
ConAgra Foods, Inc.	1,382,574	53,035,539
Mondelez International, Inc., Class A	1,005,280	58,728,457
Tyson Foods, Inc., Class A	442,925	27,815,690
Total		139,579,686
Household Products 0.3%
Colgate-Palmolive Co.	305,070	24,179,848
Tobacco 1.0%
Philip Morris International, Inc.	898,535	71,694,108
Total Consumer Staples		267,319,723
Energy 1.8%
Oil, Gas & Consumable Fuels 1.8%
Canadian Natural Resources Ltd.	2,326,884	45,769,808
Chevron Corp.	791,961	66,469,287
EOG Resources, Inc.	615,229	27,894,483
Total		140,133,578
Total Energy		140,133,578

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 6.9%
Banks 1.7%
Bank of America Corp.	1,457,385	37,513,090
Citigroup, Inc.	470,566	24,055,334
JPMorgan Chase & Co.	703,378	70,471,442
Total		132,039,866
Capital Markets 1.9%
BlackRock, Inc.	124,930	74,232,157
Charles Schwab Corp. (The)	274,395	9,749,254
Morgan Stanley	1,198,590	62,638,313
Total		146,619,724
Consumer Finance 0.6%
American Express Co.	404,035	41,045,916
Diversified Financial Services 2.1%
Berkshire Hathaway, Inc., Class B(d)	739,255	161,187,160
Insurance 0.6%
Aon PLC, Class A	216,256	43,249,037
Total Financials		524,141,703
Health Care 7.8%
Biotechnology 0.1%
Alexion Pharmaceuticals, Inc.(d)	92,915	10,612,751
Health Care Equipment & Supplies 3.3%
Abbott Laboratories	512,721	56,127,568
Becton Dickinson and Co.	140,515	34,112,827
Dentsply Sirona, Inc.	350,930	15,746,229
Medtronic PLC	985,318	105,892,125
Stryker Corp.	176,280	34,931,645
Total		246,810,394
Health Care Providers & Services 1.9%
Anthem, Inc.	166,398	46,844,365
Cigna Corp.	258,874	45,916,481
Quest Diagnostics, Inc.	424,525	47,224,161
Total		139,985,007
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 2.5%
Johnson & Johnson	689,355	105,753,951
Merck & Co., Inc.	460,760	39,289,005
Pfizer, Inc.	1,240,552	46,880,460
Total		191,923,416
Total Health Care		589,331,568
Industrials 5.4%
Aerospace & Defense 1.2%
Northrop Grumman Corp.	140,485	48,131,566
Raytheon Technologies Corp.	745,075	45,449,575
Total		93,581,141
Airlines 0.3%
Southwest Airlines Co.	542,640	20,392,411
Building Products 0.7%
Carrier Global Corp.	1,655,601	49,419,690
Industrial Conglomerates 0.6%
Honeywell International, Inc.	297,573	49,263,210
Machinery 1.0%
Stanley Black & Decker, Inc.	468,835	75,623,086
Road & Rail 1.6%
Lyft, Inc., Class A(d)	494,320	14,666,474
Uber Technologies, Inc.(d)	991,905	33,357,765
Union Pacific Corp.	382,890	73,683,352
Total		121,707,591
Total Industrials		409,987,129
Information Technology 18.9%
Communications Equipment 0.5%
Cisco Systems, Inc.	848,390	35,819,026
Electronic Equipment, Instruments & Components 0.5%
TE Connectivity Ltd.	412,915	39,887,589
IT Services 4.7%
Automatic Data Processing, Inc.	341,815	47,543,048
Fidelity National Information Services, Inc.	617,900	93,210,215
Fiserv, Inc.(d)	617,491	61,489,754
MasterCard, Inc., Class A	311,574	111,602,691
PayPal Holdings, Inc.(d)	217,275	44,354,519
Total		358,200,227

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 1.8%
Lam Research Corp.	119,720	40,266,625
Marvell Technology Group Ltd.	338,010	13,108,028
NVIDIA Corp.	100,155	53,580,922
NXP Semiconductors NV	237,711	29,894,535
Total		136,850,110
Software 6.3%
Adobe, Inc.(d)	173,000	88,816,470
Autodesk, Inc.(d)	92,465	22,718,650
Intuit, Inc.	136,370	47,100,834
Microsoft Corp.	1,288,284	290,546,691
Palo Alto Networks, Inc.(d)	105,900	27,259,719
Total		476,442,364
Technology Hardware, Storage & Peripherals 5.1%
Apple, Inc.	2,845,240	367,149,770
Western Digital Corp.	545,315	20,951,002
Total		388,100,772
Total Information Technology		1,435,300,088
Materials 2.2%
Chemicals 1.4%
Air Products & Chemicals, Inc.	85,670	25,037,914
Corteva, Inc.	1,094,706	31,253,856
Nutrien Ltd.	909,085	33,517,964
Sherwin-Williams Co. (The)	19,083	12,805,647
Total		102,615,381
Metals & Mining 0.8%
Newmont Corp.	911,995	61,359,024
Total Materials		163,974,405
Real Estate 0.5%
Equity Real Estate Investment Trusts (REITS) 0.5%
American Tower Corp.	150,123	37,403,145
Total Real Estate		37,403,145
Utilities 0.4%
Independent Power and Renewable Electricity Producers 0.4%
AES Corp. (The)	1,905,905	33,829,814
Total Utilities		33,829,814
Total Common Stocks (Cost $2,866,308,367)		4,839,608,969
Corporate Bonds & Notes 8.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
BAE Systems PLC(a)
04/15/2030	3.400%	4,000,000	4,493,557
Bombardier, Inc.(a)
10/15/2022	6.000%	185,000	157,250
12/01/2024	7.500%	305,000	230,942
04/15/2027	7.875%	159,000	115,391
L3 Harris Technologies Inc.
12/15/2026	3.850%	4,155,000	4,787,919
Lockheed Martin Corp.
06/15/2050	2.800%	1,670,000	1,764,978
Moog, Inc.(a)
12/15/2027	4.250%	91,000	93,988
Northrop Grumman Corp.
05/01/2050	5.250%	1,000,000	1,442,123
Northrop Grumman Systems Corp.
02/15/2031	7.750%	2,724,000	4,165,977
TransDigm, Inc.
05/15/2025	6.500%	789,000	793,782
03/15/2027	7.500%	239,000	250,819
Subordinated
11/15/2027	5.500%	341,000	333,159
TransDigm, Inc.(a)
12/15/2025	8.000%	389,000	424,256
03/15/2026	6.250%	1,150,000	1,214,031
Total			20,268,172
Airlines 0.0%
Delta Air Lines, Inc.
01/15/2026	7.375%	409,000	425,080
Automotive 0.1%
Allison Transmission, Inc.(a)
10/01/2024	5.000%	172,000	173,840
Clarios Global LP(a)
05/15/2025	6.750%	34,000	36,375
Delphi Technologies PLC(a)
10/01/2025	5.000%	65,000	74,492
Ford Motor Co.
04/21/2023	8.500%	62,000	68,662
04/22/2025	9.000%	357,000	417,740
04/22/2030	9.625%	19,000	24,886
Ford Motor Credit Co. LLC
03/18/2021	3.336%	450,000	450,245
01/09/2022	3.219%	179,000	178,628
09/08/2024	3.664%	1,167,000	1,163,632
06/16/2025	5.125%	198,000	207,874
01/09/2027	4.271%	350,000	353,546
08/17/2027	4.125%	342,000	341,187

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IAA Spinco, Inc.(a)
06/15/2027	5.500%	546,000	575,360
IHO Verwaltungs GmbH(a),(e)
09/15/2026	4.750%	238,000	242,172
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	585,000	591,380
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	127,000	134,672
05/15/2027	8.500%	438,000	465,385
Total			5,500,076
Banking 0.9%
Ally Financial, Inc.
11/01/2031	8.000%	60,000	81,606
Bank of America Corp.(f)
04/23/2040	4.078%	9,001,000	10,903,866
Capital One Financial Corp.
03/09/2027	3.750%	4,925,000	5,489,258
CIT Group, Inc.
08/15/2022	5.000%	341,000	356,743
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	7,500,000	8,728,766
Discover Bank
09/13/2028	4.650%	4,200,000	4,929,703
Goldman Sachs Group, Inc. (The)
01/26/2027	3.850%	8,000,000	9,116,158
JPMorgan Chase & Co.(f)
Subordinated
05/13/2031	2.956%	10,020,000	10,777,084
Morgan Stanley(f)
01/22/2031	2.699%	5,240,000	5,656,118
PNC Financial Services Group, Inc. (The)
01/22/2030	2.550%	4,500,000	4,898,344
Wells Fargo & Co.(f)
04/30/2041	3.068%	9,120,000	9,657,743
Total			70,595,389
Brokerage/Asset Managers/Exchanges 0.0%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	39,000	39,692
AG Issuer LLC(a)
03/01/2028	6.250%	39,000	39,551
NFP Corp.(a)
05/15/2025	7.000%	204,000	219,344
08/15/2028	6.875%	637,000	665,860
Total			964,447
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	662,000	693,130
01/15/2028	4.000%	515,000	529,803
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	606,000	601,294
11/15/2026	4.500%	295,000	305,976
Core & Main LP(a)
08/15/2025	6.125%	713,000	732,550
HD Supply, Inc.(a)
10/15/2026	5.375%	400,000	420,915
James Hardie International Finance DAC(a)
01/15/2025	4.750%	272,000	280,923
01/15/2028	5.000%	157,000	166,792
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	53,000	55,511
Total			3,786,894
Cable and Satellite 0.3%
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	81,000	83,495
02/15/2026	5.750%	303,000	317,527
05/01/2027	5.125%	526,000	560,211
05/01/2027	5.875%	588,000	618,038
06/01/2029	5.375%	150,000	164,604
03/01/2030	4.750%	792,000	850,477
08/15/2030	4.500%	947,000	1,004,779
02/01/2031	4.250%	532,000	556,385
Comcast Corp.
08/15/2035	4.400%	4,000,000	5,098,646
CSC Holdings LLC(a)
02/01/2028	5.375%	318,000	339,804
02/01/2029	6.500%	947,000	1,065,974
01/15/2030	5.750%	413,000	450,274
12/01/2030	4.125%	693,000	718,596
12/01/2030	4.625%	485,000	497,052
DISH DBS Corp.
11/15/2024	5.875%	245,000	259,057
07/01/2026	7.750%	805,000	921,659
DISH DBS Corp.(a)
07/01/2028	7.375%	333,000	353,345
Quebecor Media, Inc.
01/15/2023	5.750%	337,000	363,068
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	243,000	246,971
02/15/2025	6.625%	477,000	486,102

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	274,000	285,040
07/15/2026	5.375%	54,000	56,664
07/01/2029	5.500%	227,000	249,071
07/01/2030	4.125%	404,000	425,158
Time Warner Cable LLC
05/01/2037	6.550%	5,500,000	7,398,136
Virgin Media Finance PLC(a)
07/15/2030	5.000%	559,000	575,700
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	64,000	67,462
05/15/2029	5.500%	395,000	427,181
08/15/2030	4.500%	237,000	249,180
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	658,000	697,480
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	332,000	349,396
Ziggo BV(a)
01/15/2027	5.500%	331,000	347,668
01/15/2030	4.875%	272,000	288,602
Total			26,372,802
Chemicals 0.1%
Alpha 2 BV(a),(e)
06/01/2023	8.750%	79,000	80,057
Angus Chemical Co.(a)
02/15/2023	8.750%	281,000	286,386
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	287,000	293,983
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	276,000	282,454
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	553,000	579,347
CF Industries, Inc.
03/15/2034	5.150%	52,000	63,411
03/15/2044	5.375%	26,000	32,307
Chemours Co. (The)
05/15/2025	7.000%	329,000	338,325
Dow Chemical Co. (The)
11/01/2029	7.375%	1,103,000	1,565,816
Element Solutions, Inc.(a)
09/01/2028	3.875%	502,000	511,963
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	231,000	248,483
INEOS Group Holdings SA(a)
08/01/2024	5.625%	419,000	422,177
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	145,000	158,044
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LYB International Finance BV
03/15/2044	4.875%	2,000,000	2,378,672
Minerals Technologies, Inc.(a)
07/01/2028	5.000%	163,000	169,381
PQ Corp.(a)
12/15/2025	5.750%	162,000	166,633
SPCM SA(a)
09/15/2025	4.875%	276,000	285,807
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	913,000	980,376
WR Grace & Co-Conn(a)
06/15/2027	4.875%	412,000	431,808
Total			9,275,430
Construction Machinery 0.0%
H&E Equipment Services, Inc.
09/01/2025	5.625%	395,000	410,420
Herc Holdings, Inc.(a)
07/15/2027	5.500%	399,000	418,145
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	273,000	281,883
United Rentals North America, Inc.
09/15/2026	5.875%	327,000	347,740
01/15/2030	5.250%	198,000	220,021
07/15/2030	4.000%	50,000	52,263
02/15/2031	3.875%	213,000	220,247
Total			1,950,719
Consumer Cyclical Services 0.1%
APX Group, Inc.
12/01/2022	7.875%	347,000	350,686
09/01/2023	7.625%	97,000	99,561
11/01/2024	8.500%	323,000	344,172
ASGN, Inc.(a)
05/15/2028	4.625%	443,000	458,724
Expedia Group, Inc.(a)
05/01/2025	6.250%	28,000	30,721
05/01/2025	7.000%	102,000	110,616
frontdoor, Inc.(a)
08/15/2026	6.750%	604,000	652,188
Match Group, Inc.(a)
06/01/2028	4.625%	353,000	371,808
02/15/2029	5.625%	191,000	211,023
Prime Security Services Borrower LLC/Finance, Inc.(a)
04/15/2024	5.250%	200,000	212,483
Staples, Inc.(a)
04/15/2026	7.500%	231,000	205,519
04/15/2027	10.750%	37,000	25,910

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(a)
11/01/2023	7.500%	219,000	227,856
05/15/2025	7.500%	666,000	698,483
Total			3,999,750
Consumer Products 0.1%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	311,000	332,592
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	111,000	117,657
01/15/2027	7.750%	666,000	729,085
Mattel, Inc.(a)
12/31/2025	6.750%	380,000	403,211
12/15/2027	5.875%	389,000	422,705
Mattel, Inc.
11/01/2041	5.450%	35,000	31,861
Newell Brands, Inc.
06/01/2025	4.875%	384,000	415,609
Prestige Brands, Inc.(a)
03/01/2024	6.375%	212,000	219,556
01/15/2028	5.125%	399,000	418,332
Spectrum Brands, Inc.
12/15/2024	6.125%	166,000	170,303
Valvoline, Inc.
08/15/2025	4.375%	480,000	497,606
Valvoline, Inc.(a)
02/15/2030	4.250%	156,000	165,533
Total			3,924,050
Diversified Manufacturing 0.2%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	196,000	206,130
06/30/2028	4.125%	201,000	209,457
Carrier Global Corp.(a)
04/05/2040	3.377%	5,500,000	5,726,672
CFX Escrow Corp.(a)
02/15/2024	6.000%	125,000	130,804
02/15/2026	6.375%	228,000	246,860
Gates Global LLC/Co.(a)
01/15/2026	6.250%	640,000	661,245
Honeywell International, Inc.
06/01/2050	2.800%	2,000,000	2,181,896
MTS Systems Corp.(a)
08/15/2027	5.750%	346,000	352,040
Resideo Funding, Inc.(a)
11/01/2026	6.125%	335,000	337,271
SPX FLOW, Inc.(a)
08/15/2026	5.875%	391,000	412,573
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	71,000	76,479
Vertical Holdco GmbH(a)
07/15/2028	7.625%	270,000	285,809
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	211,000	219,158
Welbilt, Inc.
02/15/2024	9.500%	103,000	104,529
WESCO Distribution, Inc.
06/15/2024	5.375%	99,000	102,051
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	331,000	364,666
06/15/2028	7.250%	524,000	583,932
Total			12,201,572
Electric 1.0%
Berkshire Hathaway Energy Co.(a)
10/15/2050	4.250%	2,099,000	2,674,936
Calpine Corp.(a)
06/01/2026	5.250%	608,000	633,856
02/15/2028	4.500%	356,000	369,183
03/15/2028	5.125%	275,000	290,700
02/01/2029	4.625%	84,000	86,048
02/01/2031	5.000%	107,000	111,824
Clearway Energy Operating LLC
10/15/2025	5.750%	331,000	351,244
09/15/2026	5.000%	444,000	466,734
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	645,000	676,155
CMS Energy Corp.
03/01/2044	4.875%	1,612,000	2,127,747
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	2,500,000	3,162,568
Dominion Energy, Inc.
10/01/2025	3.900%	3,500,000	3,999,347
DTE Energy Co.
04/15/2033	6.375%	4,000,000	5,478,157
Emera U.S. Finance LP
06/15/2046	4.750%	5,085,000	6,314,365
Indiana Michigan Power Co.
03/15/2037	6.050%	3,700,000	5,207,775
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	100,000	106,719
09/15/2027	4.500%	512,000	562,582
NRG Energy, Inc.
01/15/2027	6.625%	418,000	447,453
01/15/2028	5.750%	127,000	138,351

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.(a)
06/15/2029	5.250%	601,000	655,996
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	398,000	418,538
Pennsylvania Electric Co.(a)
06/01/2029	3.600%	7,330,000	8,124,457
PG&E Corp.
07/01/2028	5.000%	90,000	89,774
07/01/2030	5.250%	161,000	160,422
PPL Capital Funding, Inc.
04/15/2030	4.125%	6,000,000	7,092,627
Progress Energy, Inc.
03/01/2031	7.750%	5,315,000	7,955,085
Southern Co. (The)
07/01/2046	4.400%	6,000,000	7,190,846
TerraForm Power Operating LLC(a)
01/31/2023	4.250%	172,000	178,473
01/15/2030	4.750%	172,000	185,190
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	161,000	169,411
02/15/2027	5.625%	204,000	216,563
07/31/2027	5.000%	468,000	495,965
WEC Energy Group, Inc.
06/15/2025	3.550%	2,000,000	2,245,847
Xcel Energy, Inc.
06/01/2030	3.400%	4,000,000	4,606,580
Total			72,991,518
Environmental 0.0%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	53,000	55,662
GFL Environmental, Inc.(a)
06/01/2025	4.250%	241,000	245,790
08/01/2025	3.750%	335,000	337,219
12/15/2026	5.125%	394,000	415,834
05/01/2027	8.500%	813,000	886,247
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	412,000	423,752
Total			2,364,504
Finance Companies 0.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	12,500,000	12,910,082
Global Aircraft Leasing Co., Ltd.(a),(e)
09/15/2024	6.500%	261,000	154,165
Navient Corp.
06/15/2022	6.500%	428,000	446,921
01/25/2023	5.500%	370,000	381,401
06/15/2026	6.750%	327,000	341,429
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	521,000	507,775
Quicken Loans, Inc.(a)
05/01/2025	5.750%	457,000	469,728
01/15/2028	5.250%	167,000	178,257
Springleaf Finance Corp.
03/15/2024	6.125%	605,000	655,533
06/01/2025	8.875%	78,000	88,166
11/15/2029	5.375%	104,000	110,944
Total			16,244,401
Food and Beverage 0.5%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	9,500,000	11,528,579
Bacardi Ltd.(a)
05/15/2038	5.150%	6,060,000	7,366,233
Conagra Brands, Inc.
11/01/2048	5.400%	4,270,000	5,890,461
Cott Holdings, Inc.(a)
04/01/2025	5.500%	476,000	492,159
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	505,000	500,786
JBS Investments II GmbH(a)
01/15/2026	7.000%	259,000	279,894
JBS USA LUX SA/Food Co./Finance, Inc.(a)
01/15/2030	5.500%	198,000	219,735
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	1,943,000	1,991,027
Lamb Weston Holdings, Inc.(a)
11/01/2026	4.875%	185,000	193,554
05/15/2028	4.875%	84,000	92,357
PepsiCo, Inc.
03/19/2060	3.875%	3,000,000	3,836,462
Performance Food Group, Inc.(a)
05/01/2025	6.875%	173,000	184,232
10/15/2027	5.500%	387,000	403,449
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	304,000	312,079
09/30/2027	5.875%	406,000	431,314
Post Holdings, Inc.(a)
08/15/2026	5.000%	833,000	863,299
03/01/2027	5.750%	640,000	675,715
04/15/2030	4.625%	606,000	632,193
Total			35,893,528
Gaming 0.1%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	69,000	76,108

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boyd Gaming Corp.
04/01/2026	6.375%	85,000	88,655
12/01/2027	4.750%	455,000	452,855
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	280,000	268,008
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	281,000	293,611
07/01/2025	6.250%	807,000	853,827
07/01/2027	8.125%	328,000	347,547
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	389,000	416,525
International Game Technology PLC(a)
02/15/2022	6.250%	408,000	418,813
02/15/2025	6.500%	307,000	335,319
01/15/2029	5.250%	329,000	339,373
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	157,000	169,853
02/01/2027	5.750%	171,000	189,465
01/15/2028	4.500%	202,000	209,334
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	422,000	445,442
Scientific Games International, Inc.(a)
07/01/2025	8.625%	130,000	135,478
10/15/2025	5.000%	838,000	828,156
03/15/2026	8.250%	388,000	401,477
05/15/2028	7.000%	67,000	65,682
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	99,000	105,427
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	117,000	119,983
02/15/2027	3.750%	126,000	125,486
08/15/2030	4.125%	124,000	123,936
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	100,000	99,008
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	197,000	207,462
Total			7,116,830
Health Care 0.4%
Acadia Healthcare Co., Inc.
02/15/2023	5.625%	281,000	284,024
03/01/2024	6.500%	277,000	285,318
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	393,000	410,038
Avantor Funding, Inc.(a)
07/15/2028	4.625%	349,000	369,020
Avantor, Inc.(a)
10/01/2024	6.000%	666,000	697,129
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Becton Dickinson and Co.
12/15/2044	4.685%	5,000,000	6,291,976
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	967,000	985,057
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	283,000	298,014
05/01/2028	4.250%	51,000	53,640
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	378,000	379,115
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	276,000	281,788
Cigna Corp.
07/15/2046	4.800%	4,000,000	5,156,154
CVS Health Corp.
03/25/2048	5.050%	6,000,000	7,825,804
Encompass Health Corp.
02/01/2028	4.500%	541,000	555,037
02/01/2030	4.750%	96,000	99,844
HCA, Inc.
09/01/2028	5.625%	477,000	567,458
09/01/2030	3.500%	254,000	266,591
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	384,000	396,751
09/15/2027	4.375%	204,000	213,600
Hologic, Inc.(a)
10/15/2025	4.375%	86,000	87,869
IQVIA, Inc.(a)
05/15/2027	5.000%	202,000	212,631
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	88,000	89,202
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	165,000	172,040
02/01/2028	7.250%	35,000	36,292
Select Medical Corp.(a)
08/15/2026	6.250%	763,000	819,046
Teleflex, Inc.(a)
06/01/2028	4.250%	166,000	175,132
Tenet Healthcare Corp.
04/01/2022	8.125%	164,000	177,066
06/15/2023	6.750%	196,000	209,732
07/15/2024	4.625%	317,000	324,053
05/01/2025	5.125%	272,000	278,731
08/01/2025	7.000%	61,000	63,073
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	294,000	322,665
01/01/2026	4.875%	245,000	254,872
02/01/2027	6.250%	207,000	217,797
11/01/2027	5.125%	424,000	447,458

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/15/2028	4.625%	65,000	67,486
Total			29,371,503
Healthcare Insurance 0.1%
Anthem, Inc.
03/01/2028	4.101%	4,000,000	4,690,848
Centene Corp.(a)
04/01/2025	5.250%	248,000	257,223
06/01/2026	5.375%	215,000	227,281
Centene Corp.
12/15/2027	4.250%	277,000	291,165
12/15/2029	4.625%	587,000	644,195
02/15/2030	3.375%	468,000	488,892
UnitedHealth Group, Inc.
05/15/2060	3.125%	4,000,000	4,380,610
Total			10,980,214
Home Construction 0.0%
Lennar Corp.
11/15/2024	5.875%	198,000	221,923
06/01/2026	5.250%	117,000	132,285
Meritage Homes Corp.
04/01/2022	7.000%	224,000	240,288
06/01/2025	6.000%	302,000	343,428
PulteGroup, Inc.
02/15/2035	6.000%	90,000	110,739
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	167,000	171,247
Taylor Morrison Communities, Inc.(a)
08/01/2030	5.125%	636,000	690,434
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	227,000	240,563
TRI Pointe Group, Inc.
06/15/2028	5.700%	165,000	182,122
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	177,000	193,070
Total			2,526,099
Independent Energy 0.3%
Apache Corp.
11/15/2025	4.625%	165,000	169,234
11/15/2027	4.875%	219,000	223,936
02/01/2042	5.250%	129,000	126,482
04/15/2043	4.750%	61,000	57,330
01/15/2044	4.250%	209,000	188,362
Callon Petroleum Co.
07/01/2026	6.375%	395,000	118,277
Canadian Natural Resources Ltd.
07/15/2030	2.950%	5,875,000	5,998,539
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	18,000	6,378
Comstock Resources, Inc.
08/15/2026	9.750%	43,000	45,941
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	613,000	609,630
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	304,000	316,546
01/30/2028	5.750%	719,000	734,166
EQT Corp.
10/01/2027	3.900%	197,000	189,404
EQT Corp.(f)
02/01/2030	8.750%	420,000	506,541
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	129,000	121,505
11/01/2028	6.250%	602,000	566,431
Jagged Peak Energy LLC
05/01/2026	5.875%	174,000	177,897
Matador Resources Co.
09/15/2026	5.875%	883,000	774,659
Noble Energy, Inc.
03/01/2041	6.000%	3,000,000	4,162,444
Occidental Petroleum Corp.
09/01/2030	6.625%	1,399,000	1,448,989
09/15/2036	6.450%	925,000	905,960
08/15/2049	4.400%	544,000	422,317
Parsley Energy LLC/Finance Corp.(a)
10/15/2027	5.625%	897,000	925,182
02/15/2028	4.125%	549,000	533,344
QEP Resources, Inc.
03/01/2026	5.625%	123,000	78,988
SM Energy Co.
09/15/2026	6.750%	527,000	258,697
01/15/2027	6.625%	268,000	131,831
WPX Energy, Inc.
06/15/2028	5.875%	109,000	110,670
01/15/2030	4.500%	783,000	748,168
Total			20,657,848
Integrated Energy 0.0%
Cenovus Energy, Inc.
07/15/2025	5.375%	170,000	173,046
04/15/2027	4.250%	1,000,000	956,948
Total			1,129,994
Leisure 0.0%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	301,000	319,060

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	156,000	156,486
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	172,000	176,744
Cinemark USA, Inc.
06/01/2023	4.875%	212,000	194,993
Cinemark USA, Inc.(a)
05/01/2025	8.750%	109,000	116,645
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	86,000	84,730
05/15/2027	6.500%	367,000	400,099
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	142,000	137,731
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	299,000	323,602
Vail Resorts, Inc.(a)
05/15/2025	6.250%	311,000	332,638
Viking Cruises Ltd.(a)
09/15/2027	5.875%	195,000	136,891
VOC Escrow Ltd.(a)
02/15/2028	5.000%	30,000	24,712
Total			2,404,331
Life Insurance 0.3%
American International Group, Inc.
06/30/2050	4.375%	4,500,000	5,303,218
MetLife Global Funding I(a)
12/18/2026	3.450%	3,500,000	4,021,431
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	4,000,000	4,402,658
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	2,800,000	3,584,605
05/15/2047	4.270%	1,842,000	2,165,601
Voya Financial, Inc.
06/15/2046	4.800%	2,690,000	3,316,188
Total			22,793,701
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	77,000	80,713
05/01/2028	5.750%	85,000	89,898
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	457,000	471,703
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	245,000	246,908
Total			889,222
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.3%
Clear Channel International BV(a)
08/01/2025	6.625%	408,000	422,817
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	464,000	454,309
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	431,000	434,304
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	390,000	304,122
08/15/2027	6.625%	82,000	45,982
Discovery Communications LLC
06/01/2040	6.350%	4,000,000	5,379,592
iHeartCommunications, Inc.
05/01/2026	6.375%	50,481	52,815
05/01/2027	8.375%	823,365	834,700
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	170,000	170,603
01/15/2028	4.750%	352,000	336,058
Lamar Media Corp.(a)
02/15/2028	3.750%	105,000	104,865
01/15/2029	4.875%	95,000	99,647
Netflix, Inc.
04/15/2028	4.875%	331,000	382,575
11/15/2028	5.875%	250,000	307,711
05/15/2029	6.375%	608,000	769,563
Netflix, Inc.(a)
06/15/2030	4.875%	224,000	259,059
Outfront Media Capital LLC/Corp.
02/15/2024	5.625%	68,000	69,169
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	64,000	62,865
03/15/2030	4.625%	239,000	230,994
RELX Capital, Inc.
05/22/2030	3.000%	4,769,000	5,238,746
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	88,000	88,224
TEGNA, Inc.(a)
09/15/2029	5.000%	249,000	250,190
Twitter, Inc.(a)
12/15/2027	3.875%	209,000	220,784
Walt Disney Co. (The)
05/13/2060	3.800%	4,450,000	5,245,022
Total			21,764,716
Metals and Mining 0.1%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	200,000	206,926
09/30/2026	7.000%	64,000	68,496

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	502,000	521,482
Constellium NV(a)
03/01/2025	6.625%	236,000	243,578
02/15/2026	5.875%	893,000	918,269
Constellium SE(a)
06/15/2028	5.625%	538,000	559,526
Freeport-McMoRan, Inc.
09/01/2029	5.250%	322,000	354,884
08/01/2030	4.625%	487,000	520,619
03/15/2043	5.450%	753,000	845,855
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	401,000	407,264
01/15/2025	7.625%	371,000	387,958
Novelis Corp.(a)
09/30/2026	5.875%	667,000	695,779
01/30/2030	4.750%	920,000	933,557
Total			6,664,193
Midstream 0.6%
Cheniere Energy Partners LP
10/01/2026	5.625%	134,000	140,336
10/01/2029	4.500%	269,000	280,437
DCP Midstream Operating LP
07/15/2027	5.625%	178,000	192,317
05/15/2029	5.125%	317,000	333,454
04/01/2044	5.600%	165,000	154,799
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	239,000	221,139
Energy Transfer Partners LP
02/01/2042	6.500%	4,315,000	4,618,740
EQM Midstream Partners LP(a)
07/01/2025	6.000%	187,000	198,516
07/01/2027	6.500%	178,000	195,120
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	16,000	13,823
02/01/2028	7.750%	277,000	246,612
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	688,000	685,823
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	5,300,000	6,341,137
MPLX LP
02/15/2049	5.500%	5,100,000	6,041,602
NuStar Logistics LP
06/01/2026	6.000%	271,000	282,892
04/28/2027	5.625%	302,000	303,322
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	7,000,000	7,807,495
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	227,000	211,622
Southern Natural Gas Co. LLC(a)
03/15/2047	4.800%	2,951,000	3,228,826
Sunoco LP/Finance Corp.
01/15/2023	4.875%	343,000	348,127
02/15/2026	5.500%	302,000	311,260
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2023	4.750%	102,000	100,029
09/15/2024	5.500%	65,000	63,364
01/15/2028	5.500%	151,000	138,180
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	419,000	435,665
01/15/2028	5.000%	286,000	291,640
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	870,000	916,674
02/01/2031	4.875%	280,000	283,186
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	211,000	215,634
Western Gas Partners LP
08/15/2048	5.500%	2,500,000	2,266,899
Williams Companies, Inc. (The)
09/15/2045	5.100%	7,000,000	8,179,127
Total			45,047,797
Natural Gas 0.2%
NiSource, Inc.
02/15/2044	4.800%	5,002,000	6,419,363
Sempra Energy
11/15/2025	3.750%	5,000,000	5,666,750
Total			12,086,113
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	353,000	334,077
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	74,000	74,452
Nabors Industries Ltd.(a)
01/15/2026	7.250%	259,000	121,139
01/15/2028	7.500%	62,000	26,576
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	2,145	1,726
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	83,000	68,774
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	483,000	381,570

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	82,000	85,327
09/01/2027	6.875%	161,000	166,607
Total			1,260,248
Other Industry 0.0%
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%	182,000	188,766
Hillenbrand, Inc.
06/15/2025	5.750%	200,000	214,132
Total			402,898
Other REIT 0.0%
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	119,000	117,844
10/01/2025	5.250%	492,000	469,563
02/01/2027	4.250%	33,000	30,258
Total			617,665
Packaging 0.1%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	424,000	442,161
08/15/2026	4.125%	518,000	539,910
08/15/2027	5.250%	646,000	671,866
Berry Global, Inc.
07/15/2023	5.125%	185,000	187,364
Berry Global, Inc.(a)
02/15/2026	4.500%	279,000	284,733
BWAY Holding Co.(a)
04/15/2024	5.500%	239,000	244,247
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	405,000	424,407
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	236,000	239,460
07/15/2024	7.000%	174,000	178,459
Silgan Holdings Inc.
03/15/2025	4.750%	102,000	104,402
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	388,000	409,346
08/15/2027	8.500%	372,000	408,751
Total			4,135,106
Pharmaceuticals 0.3%
AbbVie, Inc.(a)
03/15/2035	4.550%	1,750,000	2,171,828
AbbVie, Inc.
11/06/2042	4.400%	6,885,000	8,301,607
Amgen, Inc.(a)
09/01/2053	2.770%	4,054,000	3,988,349
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(a)
05/15/2023	5.875%	4,000	3,998
03/15/2024	7.000%	210,000	217,907
11/01/2025	5.500%	478,000	493,336
04/01/2026	9.250%	390,000	432,039
01/31/2027	8.500%	687,000	755,790
08/15/2027	5.750%	210,000	225,762
01/30/2028	5.000%	390,000	385,474
02/15/2029	6.250%	452,000	472,356
01/30/2030	5.250%	140,000	139,009
Bristol-Myers Squibb Co.
02/20/2048	4.550%	2,540,000	3,494,462
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	218,000	230,382
Emergent BioSolutions, Inc.(a)
08/15/2028	3.875%	78,000	79,170
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	382,000	413,591
06/30/2028	6.000%	109,000	84,538
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	262,000	273,188
06/15/2028	5.000%	84,000	89,088
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	542,000	577,445
Total			22,829,319
Property & Casualty 0.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	577,000	611,582
CNA Financial Corp.
03/01/2026	4.500%	3,000,000	3,527,683
HUB International Ltd.(a)
05/01/2026	7.000%	481,000	500,146
Loews Corp.
05/15/2030	3.200%	5,000,000	5,565,292
MGIC Investment Corp.
08/15/2028	5.250%	53,000	55,645
USI, Inc.(a)
05/01/2025	6.875%	71,000	72,811
Total			10,333,159
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	4,730,000	5,814,636
Union Pacific Corp.
09/15/2037	3.600%	4,500,000	5,134,628
Total			10,949,264

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	85,000	86,547
04/15/2025	5.750%	56,000	59,734
10/15/2025	5.000%	839,000	860,310
01/15/2028	3.875%	228,000	233,082
IRB Holding Corp.(a)
06/15/2025	7.000%	630,000	673,582
02/15/2026	6.750%	653,000	664,868
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	101,000	105,333
Yum! Brands, Inc.(a)
04/01/2025	7.750%	219,000	244,745
Total			2,928,201
Retailers 0.2%
Asbury Automotive Group, Inc.(a)
03/01/2028	4.500%	11,000	11,269
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%	29,000	30,865
Group 1 Automotive, Inc.
06/01/2022	5.000%	175,000	175,000
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	112,000	111,745
L Brands, Inc.(a)
07/01/2025	6.875%	234,000	252,873
07/01/2025	9.375%	56,000	65,100
L Brands, Inc.
06/15/2029	7.500%	143,000	152,278
11/01/2035	6.875%	133,000	136,191
Lowe’s Companies, Inc.
04/05/2049	4.550%	3,625,000	4,631,242
Penske Automotive Group, Inc.
10/01/2022	5.750%	138,000	138,359
12/01/2024	5.375%	210,000	214,824
09/01/2025	3.500%	47,000	47,315
PetSmart, Inc.(a)
03/15/2023	7.125%	625,000	629,586
06/01/2025	5.875%	250,000	257,446
Target Corp.
09/15/2030	2.650%	4,190,000	4,658,056
Total			11,512,149
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	28,000	28,847
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	117,000	130,986
02/15/2028	5.875%	623,000	675,465
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	94,000	99,151
02/15/2030	4.875%	617,000	666,041
Kroger Co. (The)
01/15/2048	4.650%	4,145,000	5,274,388
Total			6,874,878
Technology 0.6%
Ascend Learning LLC(a)
08/01/2025	6.875%	494,000	508,939
08/01/2025	6.875%	141,000	145,188
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	93,000	99,059
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	318,000	322,102
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	108,000	117,274
03/01/2026	9.125%	38,000	40,722
Broadcom, Inc.
11/15/2032	4.300%	8,450,000	9,711,533
BY Crown Parent LLC/Bond Finance, Inc.(a)
01/31/2026	4.250%	305,000	311,460
Camelot Finance SA(a)
11/01/2026	4.500%	320,000	330,877
CDK Global, Inc.
06/01/2027	4.875%	80,000	84,571
CDK Global, Inc.(a)
05/15/2029	5.250%	198,000	215,576
CommScope Technologies LLC(a)
06/15/2025	6.000%	223,000	228,674
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	69,000	69,275
Gartner, Inc.(a)
04/01/2025	5.125%	661,000	685,510
07/01/2028	4.500%	318,000	332,124
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/U.S. Holdings I LLC(a)
11/30/2024	10.000%	539,000	573,201
Intel Corp.
03/25/2060	4.950%	2,830,000	4,102,166
International Business Machines Corp.
05/15/2040	2.850%	4,000,000	4,246,960

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Iron Mountain, Inc.(a)
07/15/2028	5.000%	164,000	170,702
09/15/2029	4.875%	241,000	249,961
07/15/2030	5.250%	552,000	585,946
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	240,000	244,820
Microchip Technology, Inc.(a)
09/01/2025	4.250%	340,000	353,624
NCR Corp.(a)
04/15/2025	8.125%	326,000	364,014
09/01/2027	5.750%	154,000	162,260
10/01/2028	5.000%	562,000	566,498
09/01/2029	6.125%	461,000	496,791
10/01/2030	5.250%	224,000	226,911
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	4,220,000	4,686,399
Oracle Corp.
04/15/2038	6.500%	2,500,000	3,832,871
Plantronics, Inc.(a)
05/31/2023	5.500%	492,000	466,581
PTC, Inc.(a)
02/15/2025	3.625%	238,000	243,999
02/15/2028	4.000%	159,000	164,962
QUALCOMM, Inc.
05/20/2050	3.250%	3,500,000	3,946,095
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	878,000	909,246
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	19,000	20,418
11/15/2026	8.250%	900,000	989,812
Sabre GLBL, Inc.(a)
04/15/2023	5.375%	78,000	79,135
04/15/2025	9.250%	171,000	190,096
09/01/2025	7.375%	267,000	279,842
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	102,000	107,197
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	299,000	313,527
06/01/2025	6.750%	224,000	227,770
Verscend Escrow Corp.(a)
08/15/2026	9.750%	667,000	722,907
Total			42,727,595
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	159,000	152,387
07/15/2027	5.750%	29,000	27,754
ERAC U.S.A. Finance LLC(a)
10/15/2037	7.000%	3,285,000	4,622,748
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hertz Corp. (The)(a),(g)
06/01/2022	0.000%	234,000	204,399
10/15/2024	0.000%	90,000	36,457
01/15/2028	0.000%	369,000	151,308
XPO Logistics, Inc.(a)
06/15/2022	6.500%	135,000	135,314
Total			5,330,367
Wireless 0.2%
Altice France Holding SA(a)
02/15/2028	6.000%	977,000	974,791
Altice France SA(a)
05/01/2026	7.375%	609,000	646,109
01/15/2028	5.500%	951,000	996,301
American Tower Corp.
07/15/2027	3.550%	4,250,000	4,787,425
SBA Communications Corp.
09/01/2024	4.875%	331,000	338,981
SBA Communications Corp.(a)
02/15/2027	3.875%	466,000	483,759
Sprint Capital Corp.
03/15/2032	8.750%	291,000	438,881
Sprint Corp.
03/01/2026	7.625%	1,323,000	1,626,644
T-Mobile USA, Inc.
01/15/2026	6.500%	177,000	185,328
02/01/2026	4.500%	265,000	273,225
02/01/2028	4.750%	206,000	221,896
T-Mobile USA, Inc.(a)
04/15/2040	4.375%	2,000,000	2,407,291
Total			13,380,631
Wirelines 0.3%
AT&T, Inc.
08/15/2040	6.000%	10,430,000	14,046,420
CenturyLink, Inc.
03/15/2022	5.800%	349,000	364,404
12/01/2023	6.750%	227,000	251,316
04/01/2024	7.500%	218,000	247,539
04/01/2025	5.625%	508,000	548,891
CenturyLink, Inc.(a)
12/15/2026	5.125%	295,000	305,992
02/15/2027	4.000%	402,000	410,004
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	287,000	283,973
03/01/2028	6.125%	722,000	745,609
Level 3 Financing, Inc.
01/15/2024	5.375%	209,000	211,805

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	27

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telecom Italia Capital SA
09/30/2034	6.000%	61,000	73,811
Verizon Communications, Inc.
08/10/2033	4.500%	7,215,000	9,140,919
Total			26,630,683
Total Corporate Bonds & Notes (Cost $568,985,920)			630,103,056

Exchange-Traded Equity Funds 0.9%
	Shares	Value ($)
International Mid Large Cap 0.9%
iShares Core MSCI EAFE ETF	1,079,495	66,313,378
Total Exchange-Traded Equity Funds (Cost $72,408,419)		66,313,378

Foreign Government Obligations(h) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	92,000	92,971
06/01/2027	5.250%	385,000	372,375
Total			465,346
Total Foreign Government Obligations (Cost $453,330)			465,346

Residential Mortgage-Backed Securities - Agency 9.3%

Federal Home Loan Mortgage Corp.
07/01/2021- 01/01/2039	5.500%	251,041	289,340
10/01/2026- 06/01/2046	3.500%	8,722,943	9,368,925
10/01/2031- 10/01/2039	6.000%	480,277	558,348
06/01/2032- 07/01/2032	7.000%	181,363	213,389
03/01/2038	6.500%	1,974	2,201
10/01/2038- 05/01/2041	5.000%	671,180	761,754
05/01/2039- 06/01/2041	4.500%	2,649,895	2,955,405
12/01/2042- 05/01/2045	3.000%	12,448,733	13,245,750
12/01/2042- 10/01/2045	4.000%	13,072,558	14,212,425
CMO Series 1614 Class MZ
11/15/2023	6.500%	3,797	4,042
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.709% Cap 11.047% 08/01/2036	3.133%	8,480	8,907
12-month USD LIBOR + 1.765% Cap 11.060% 12/01/2036	3.730%	1,719	1,726
Federal National Mortgage Association
12/01/2020	5.000%	507	534
12/01/2025- 03/01/2046	3.500%	18,589,419	19,806,627
07/01/2027- 09/01/2049	3.000%	10,722,364	11,301,558
01/01/2029- 10/01/2045	4.000%	10,045,654	10,893,780
06/01/2031	7.000%	105,232	124,540
07/01/2032- 03/01/2037	6.500%	253,989	288,172
06/01/2037- 02/01/2038	5.500%	102,931	118,787
05/01/2040- 06/01/2044	4.500%	3,162,869	3,520,365
Series 2006-M2 Class A2A
10/25/2032	5.271%	425,918	479,791
Federal National Mortgage Association(i)
02/01/2033	2.500%	7,496,792	7,868,146
09/01/2040	4.000%	954,437	1,052,672
10/01/2045- 03/01/2049	3.500%	4,122,448	4,359,579
Uniform Mortgage-Backed Security TBA(j)
09/17/2035- 09/14/2050	2.000%	199,875,000	206,437,967
09/17/2035- 09/14/2050	2.500%	243,950,000	256,571,060
09/17/2035- 10/14/2050	3.000%	135,175,000	142,183,589
Total Residential Mortgage-Backed Securities - Agency (Cost $702,219,822)			706,629,379

Residential Mortgage-Backed Securities - Non-Agency 7.9%

Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	3,759,989	3,841,572
CMO Series 2019-2 Class A3
03/25/2049	3.833%	4,160,159	4,233,073
Angel Oak Mortgage Trust LLC(a),(c)
CMO Series 2017-1 Class A1
01/25/2047	2.810%	157,805	157,763
Arroyo Mortgage Trust(a),(c)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	6,167,887	6,328,707

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1 Class A1
01/25/2049	3.805%	9,565,538	9,790,414
Bayview Opportunity Master Fund IIIb Trust(a),(c)
Series 2019-LT2 Class A1
10/28/2034	3.376%	1,836,244	1,831,342
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	1,719,697	1,761,631
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.475%	380,149	379,924
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	1.275%	1,912,043	1,898,361
BRAVO Residential Funding Trust(a),(c)
CMO Series 2019-NQM1 Class A3
07/25/2059	2.996%	3,604,425	3,630,820
CMO Series 2019-NQM1 Class M1
07/25/2059	2.997%	2,162,500	2,092,387
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	12,625,103	12,854,526
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	4,258,171	4,301,044
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	5,728,000	5,448,301
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	7,336,865	7,324,781
CMO Series 2020-RPL1 Class A1
05/26/2059	2.500%	8,047,052	8,233,043
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	1.231%	16,216,477	15,874,621
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2019-IMC1 Class A3
07/25/2049	3.030%	4,044,774	4,032,314
COLT 2019-1 Mortgage Loan Trust(a),(c)
CMO Series 2019-1 Class A3
03/25/2049	4.012%	3,611,629	3,666,388
COLT Mortgage Loan Trust(a),(c)
CMO Series 2018-2 Class A1
07/27/2048	3.470%	1,006,563	1,006,795
CMO Series 2018-4 Class A1
12/28/2048	4.006%	4,578,193	4,641,452
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-2 Class A1
03/25/2065	1.853%	4,841,172	4,866,840
COLT Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
10/26/2048	3.692%	2,437,371	2,473,255
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	18,050,979	19,705,139
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	12,399,506	12,582,238
Deephaven Residential Mortgage Trust(a),(c)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	670,806	672,896
CMO Series 2017-2A Class A1
06/25/2047	2.453%	1,575,445	1,574,999
CMO Series 2018-3A Class A3
08/25/2058	3.963%	2,066,206	2,090,592
CMO Series 2018-4A Class A1
10/25/2058	4.080%	9,139,363	9,333,537
CMO Series 2019-1A Class A3
01/25/2059	3.948%	1,873,532	1,894,663
Eagle RE Ltd.(a),(b)
Subordinated CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.900% 01/25/2030	1.075%	7,600,000	7,524,945
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2059	3.046%	2,876,752	2,872,944
CMO Series 2020-1 Class A1
06/25/2065	2.010%	1,476,617	1,484,356
Equifirst Mortgage Loan Trust(c)
CMO Series 2003-1 Class IF1
12/25/2032	4.010%	34,086	34,805
GCAT LLC(a),(c)
CMO Series 2019-3 Class A1
10/25/2049	3.352%	2,593,297	2,528,750
CMO Series 2020-1 Class A1
01/26/2060	2.981%	7,398,925	7,271,125
GCAT Trust(a),(c)
CMO Series 2019-NQM2 Class A2
09/25/2059	3.060%	7,579,614	7,819,701
CMO Series 2019-NQM2 Class A3
09/25/2059	3.162%	4,154,951	4,226,473
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	11,009,685	11,401,322

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	29

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.075%	7,600,000	7,380,975
GS Mortgage-Backed Securities Trust(a),(c)
CMO Series 2019-SL1 Class A1
01/25/2059	2.625%	15,219,612	15,438,590
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	10,575,000	10,579,151
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class A3
11/25/2058	4.239%	5,797,810	5,963,214
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2019-1 Class A3
01/25/2059	3.606%	5,954,729	6,020,016
CMO Series 2020-2 Class A3
05/25/2065	3.196%	3,450,000	3,442,349
L1C LLC(a)
CMO Series 2020-1 Class NOTE
08/25/2051	5.290%	2,250,000	2,251,604
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2019-GS5 Class A1
05/25/2059	3.200%	6,580,197	6,543,697
MetLife Securitization Trust(a)
CMO Series 2018-1A Class A
03/25/2057	3.750%	5,104,887	5,462,363
MFA Trust(a),(c)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	2,623,492	2,647,526
Mill City Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
08/25/2058	3.500%	11,506,637	12,112,277
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	1,640,517	1,734,653
CMO Series 2018-NQM1 Class A1
11/25/2048	3.986%	7,424,804	7,800,613
CMO Series 2018-NQM1 Class A3
11/25/2048	4.138%	3,024,208	3,096,142
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-NQM2 Class A3
04/25/2049	3.752%	4,988,210	5,066,529
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	6,636,319	6,638,563
OSAT Trust(a),(c)
CMO Series 2020-RPL1 Class A1
12/01/2059	3.072%	16,132,744	16,249,892
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2019-2A Class A1
04/25/2024	3.967%	6,956,127	7,010,280
Pretium Mortgage Credit Partners I LLC(a),(c)
CMO Series 2020-NPL2 Class A1
02/27/2060	3.721%	1,813,103	1,802,274
PRPM LLC(a),(c)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	8,554,362	8,479,957
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	1.125%	4,275,000	4,227,359
RCO Trust(a),(c)
CMO Series 2018-VFS1 Class A1
12/26/2053	4.270%	15,774,081	16,246,737
RCO V Mortgage LLC(a),(c)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	6,802,309	6,802,301
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	6,215,586	6,214,230
Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	4,258,027	4,335,337
CMO Series 2020-1 Class A3
02/25/2024	2.684%	4,902,862	4,866,944
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2018-IMC1 Class A3
03/25/2048	3.977%	3,256,044	3,256,839
CMO Series 2019-1 Class A3
06/25/2049	3.299%	2,989,267	3,002,881
CMO Series 2019-IMC1 Class A3
04/25/2049	3.754%	1,984,039	2,009,401
CMO Series 2019-INV1 Class A1
08/25/2049	2.610%	6,913,687	7,008,754
CMO Series 2019-INV1 Class A3
08/25/2049	2.916%	3,470,593	3,455,472
Toorak Mortgage Corp., Ltd.(c)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	8,625,000	8,705,356
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2020-1 Class A1
03/25/2023	2.734%	24,000,000	24,098,407
Towd Point Mortgage Trust(a)
CMO Series 15-5 Class A1
05/25/2055	3.500%	1,009,790	1,025,772

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-6 Class A1
04/25/2055	3.500%	1,558,478	1,594,909
CMO Series 2016-1 Class A1
02/25/2055	3.500%	1,421,356	1,451,918
CMO Series 2016-2 Class A1
08/25/2055	3.000%	2,572,701	2,650,351
CMO Series 2016-3 Class A1
04/25/2056	2.250%	1,216,948	1,234,131
Towd Point Mortgage Trust(a),(c)
CMO Series 2018-1 Class A1
01/25/2058	3.000%	2,823,350	2,941,366
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	12,046,012	12,745,164
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	1.175%	7,909,408	7,892,945
CMO Series 2019-HY2 Class A1
1-month USD LIBOR + 1.000% Floor 1.000% 05/25/2058	1.175%	8,838,804	8,838,803
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	2,100,000	2,113,174
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(c)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	17,553,369	17,387,600
Vericrest Opportunity Loan Trust(a),(c)
CMO Series 2019-NPL4 Class A1A
08/25/2049	3.352%	7,321,969	7,310,651
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	10,780,594	10,736,331
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	6,518,054	6,467,633
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	8,309,288	8,309,547
CMO Series 2020-NPL2 Class A1A
02/25/2050	2.981%	13,982,937	13,869,398
CMO Series 2020-NPL5 Class A1A
03/25/2050	2.982%	4,767,583	4,731,855
Verus Securitization(a)
CMO Series 2020-INV1 Class A1
04/25/2060	1.977%	1,655,472	1,657,576
Verus Securitization Trust(a),(c)
CMO Series 2017-1A Class A1
01/25/2047	2.881%	660,325	659,775
CMO Series 2018-2 Class A3
06/01/2058	3.830%	6,240,558	6,317,621
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1 Class A3
02/25/2059	4.040%	5,824,218	5,915,460
CMO Series 2019-3 Class A3
07/25/2059	3.040%	7,976,657	8,088,451
CMO Series 2019-4 Class A3
11/25/2059	3.000%	8,998,996	9,128,053
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	4,174,050	4,272,960
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,350,000	5,985,079
CMO Series 2020-2 Class A1
05/25/2060	2.226%	6,950,191	6,959,991
Visio Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	5,943,147	5,923,503
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $593,651,942)			599,848,539

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(k),(l)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	7.912%	32,969	32,310
Finance Companies 0.0%
Ellie Mae, Inc.(b),(k)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/17/2026	4.058%	196,515	196,289
Food and Beverage 0.0%
BellRing Brands LLC(b),(k)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	122,850	122,658
Froneri International Ltd.(b),(k),(l)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.906%	22,000	21,670
Total			144,328

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	31

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.0%
Big River Steel LLC(b),(k)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.000%	167,636	166,462
Restaurants 0.0%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(b),(k)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	102,687	98,759
Technology 0.0%
Epicore Software Corp.(b),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	104,000	106,946
Informatica LLC(k)
2nd Lien Term Loan
02/25/2025	7.125%	180,000	181,651
Project Alpha Intermediate Holding, Inc.(b),(k),(l)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	4.520%	118,295	117,112
Total			405,709
Total Senior Loans (Cost $1,040,526)			1,043,857

U.S. Treasury Obligations 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2045	2.500%	37,125,000	45,640,547
Total U.S. Treasury Obligations (Cost $37,865,056)			45,640,547

Money Market Funds 5.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(m),(n)	393,882,494	393,882,494
Total Money Market Funds (Cost $393,834,667)		393,882,494
Total Investments in Securities (Cost: $6,100,968,799)		8,144,248,308
Other Assets & Liabilities, Net		(551,893,883)
Net Assets		7,592,354,425

At August 31, 2020, securities and/or cash totaling $8,459,731 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	1,900	12/2020	USD	264,575,000	—	(359,982)
U.S. Treasury 5-Year Note	525	12/2020	USD	66,166,406	13,899	—
U.S. Ultra Treasury Bond	265	12/2020	USD	58,540,156	—	(874,228)
Total					13,899	(1,234,210)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2020, the total value of these securities amounted to $1,534,825,418, which represents 20.22% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2020.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Notes to Portfolio of Investments  (continued)
(d)	Non-income producing investment.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2020.
(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2020, the total value of these securities amounted to $392,164, which represents 0.01% of total net assets.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	Represents a security purchased on a when-issued basis.
(k)	The stated interest rate represents the weighted average interest rate at August 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(l)	Valuation based on significant unobservable inputs.
(m)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	391,828,565	2,761,541,679	(2,759,551,099)	63,349	393,882,494	81,039	4,615,202	393,882,494
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	33

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	550,852,476	—	550,852,476
Commercial Mortgage-Backed Securities - Agency	—	161,807	—	161,807
Commercial Mortgage-Backed Securities - Non-Agency	—	309,698,460	—	309,698,460
Common Stocks
Communication Services	629,195,705	—	—	629,195,705
Consumer Discretionary	608,992,111	—	—	608,992,111
Consumer Staples	267,319,723	—	—	267,319,723
Energy	140,133,578	—	—	140,133,578
Financials	524,141,703	—	—	524,141,703
Health Care	589,331,568	—	—	589,331,568
Industrials	409,987,129	—	—	409,987,129
Information Technology	1,435,300,088	—	—	1,435,300,088
Materials	163,974,405	—	—	163,974,405
Real Estate	37,403,145	—	—	37,403,145
Utilities	33,829,814	—	—	33,829,814
Total Common Stocks	4,839,608,969	—	—	4,839,608,969
Corporate Bonds & Notes	—	630,103,056	—	630,103,056
Exchange-Traded Equity Funds	66,313,378	—	—	66,313,378
Foreign Government Obligations	—	465,346	—	465,346
Residential Mortgage-Backed Securities - Agency	—	706,629,379	—	706,629,379
Residential Mortgage-Backed Securities - Non-Agency	—	599,848,539	—	599,848,539
Senior Loans	—	872,765	171,092	1,043,857
U.S. Treasury Obligations	45,640,547	—	—	45,640,547
Money Market Funds	393,882,494	—	—	393,882,494
Total Investments in Securities	5,345,445,388	2,798,631,828	171,092	8,144,248,308
Investments in Derivatives
Asset
Futures Contracts	13,899	—	—	13,899
Liability
Futures Contracts	(1,234,210)	—	—	(1,234,210)
Total	5,344,225,077	2,798,631,828	171,092	8,143,027,997
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Balanced Fund | Annual Report 2020

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,707,134,132)	$7,750,365,814
Affiliated issuers (cost $393,834,667)	393,882,494
Cash collateral held at broker for:
TBA	587,500
Receivable for:
Investments sold	46,998,259
Investments sold on a delayed delivery basis	131,949,758
Capital shares sold	8,242,774
Dividends	6,055,676
Interest	10,642,037
Foreign tax reclaims	36,534
Variation margin for futures contracts	1,002,203
Prepaid expenses	42,348
Trustees’ deferred compensation plan	289,874
Other assets	3,553
Total assets	8,350,098,824
Liabilities
Due to custodian	65,187
Payable for:
Investments purchased	11,272,146
Investments purchased on a delayed delivery basis	737,383,839
Capital shares purchased	7,325,530
Management services fees	357,505
Distribution and/or service fees	190,466
Transfer agent fees	650,025
Compensation of chief compliance officer	403
Other expenses	209,424
Trustees’ deferred compensation plan	289,874
Total liabilities	757,744,399
Net assets applicable to outstanding capital stock	$7,592,354,425
Represented by
Paid in capital	5,330,963,189
Total distributable earnings (loss)	2,261,391,236
Total - representing net assets applicable to outstanding capital stock	$7,592,354,425
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	35

Statement of Assets and Liabilities  (continued)
August 31, 2020
Class A
Net assets	$2,954,558,733
Shares outstanding	61,899,143
Net asset value per share	$47.73
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$50.64
Advisor Class
Net assets	$253,953,691
Shares outstanding	5,276,032
Net asset value per share	$48.13
Class C
Net assets	$1,512,695,665
Shares outstanding	31,805,471
Net asset value per share	$47.56
Institutional Class
Net assets	$1,876,178,293
Shares outstanding	39,376,999
Net asset value per share	$47.65
Institutional 2 Class
Net assets	$286,453,639
Shares outstanding	6,008,234
Net asset value per share	$47.68
Institutional 3 Class
Net assets	$573,566,582
Shares outstanding	11,911,971
Net asset value per share	$48.15
Class R
Net assets	$134,947,822
Shares outstanding	2,827,545
Net asset value per share	$47.73
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Balanced Fund | Annual Report 2020

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$74,061,024
Dividends — affiliated issuers	4,615,202
Interest	71,959,977
Foreign taxes withheld	(364,332)
Total income	150,271,871
Expenses:
Management services fees	39,932,542
Distribution and/or service fees
Class A	6,724,722
Class C	14,333,743
Class R	630,231
Transfer agent fees
Class A	2,754,541
Advisor Class	239,651
Class C	1,467,823
Institutional Class	1,737,513
Institutional 2 Class	153,929
Institutional 3 Class	44,341
Class R	129,062
Compensation of board members	112,973
Custodian fees	69,570
Printing and postage fees	393,082
Registration fees	220,453
Audit fees	39,037
Legal fees	176,027
Compensation of chief compliance officer	2,446
Other	156,308
Total expenses	69,317,994
Expense reduction	(1,980)
Total net expenses	69,316,014
Net investment income	80,955,857
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	271,770,766
Investments — affiliated issuers	81,039
Foreign currency translations	12,173
Futures contracts	38,751,954
Net realized gain	310,615,932
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	736,552,888
Investments — affiliated issuers	63,349
Futures contracts	(2,906,405)
Net change in unrealized appreciation (depreciation)	733,709,832
Net realized and unrealized gain	1,044,325,764
Net increase in net assets resulting from operations	$1,125,281,621
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	37

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment income	$80,955,857	$100,305,473
Net realized gain	310,615,932	145,831,001
Net change in unrealized appreciation (depreciation)	733,709,832	39,986,657
Net increase in net assets resulting from operations	1,125,281,621	286,123,131
Distributions to shareholders
Net investment income and net realized gains
Class A	(105,657,036)	(137,845,970)
Advisor Class	(9,803,962)	(12,950,747)
Class C	(46,336,086)	(66,040,717)
Institutional Class	(72,173,716)	(95,434,231)
Institutional 2 Class	(11,163,108)	(14,171,696)
Institutional 3 Class	(17,656,377)	(17,115,933)
Class R	(4,694,780)	(6,263,886)
Class T	—	(119)
Total distributions to shareholders	(267,485,065)	(349,823,299)
Decrease in net assets from capital stock activity	(66,162,607)	(381,811,889)
Total increase (decrease) in net assets	791,633,949	(445,512,057)
Net assets at beginning of year	6,800,720,476	7,246,232,533
Net assets at end of year	$7,592,354,425	$6,800,720,476
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Balanced Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	8,386,691	361,132,593	7,883,597	320,045,212
Distributions reinvested	2,407,330	101,805,515	3,422,796	132,504,975
Redemptions	(12,461,027)	(532,483,499)	(13,530,024)	(545,707,259)
Net decrease	(1,667,006)	(69,545,391)	(2,223,631)	(93,157,072)
Advisor Class
Subscriptions	1,195,651	52,303,414	1,711,204	69,734,612
Distributions reinvested	229,653	9,778,787	331,181	12,946,495
Redemptions	(1,993,797)	(85,731,196)	(2,325,652)	(94,705,855)
Net decrease	(568,493)	(23,648,995)	(283,267)	(12,024,748)
Class C
Subscriptions	3,675,101	157,675,693	3,769,063	151,794,053
Distributions reinvested	1,028,140	43,603,146	1,627,100	62,423,760
Redemptions	(7,196,775)	(305,844,598)	(8,646,978)	(348,114,583)
Net decrease	(2,493,534)	(104,565,759)	(3,250,815)	(133,896,770)
Institutional Class
Subscriptions	9,458,077	403,485,219	8,832,929	355,464,542
Distributions reinvested	1,440,454	60,720,433	2,061,186	79,730,522
Redemptions	(11,184,009)	(470,945,285)	(15,320,788)	(610,609,660)
Net decrease	(285,478)	(6,739,633)	(4,426,673)	(175,414,596)
Institutional 2 Class
Subscriptions	1,762,048	75,443,925	2,128,294	85,394,773
Distributions reinvested	264,719	11,157,590	366,046	14,168,314
Redemptions	(1,842,023)	(77,969,805)	(3,241,919)	(129,367,557)
Net increase (decrease)	184,744	8,631,710	(747,579)	(29,804,470)
Institutional 3 Class
Subscriptions	5,168,764	228,188,782	3,173,084	129,959,562
Distributions reinvested	370,514	15,727,256	388,385	15,203,392
Redemptions	(2,485,463)	(106,198,441)	(1,905,244)	(77,981,961)
Net increase	3,053,815	137,717,597	1,656,225	67,180,993
Class R
Subscriptions	666,208	28,737,493	701,719	28,372,734
Distributions reinvested	99,754	4,225,881	134,674	5,204,240
Redemptions	(963,013)	(40,975,510)	(950,703)	(38,269,762)
Net decrease	(197,051)	(8,012,136)	(114,310)	(4,692,788)
Class T
Redemptions	—	—	(64)	(2,438)
Net decrease	—	—	(64)	(2,438)
Total net decrease	(1,973,003)	(66,162,607)	(9,390,114)	(381,811,889)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	39

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2020	$42.24	0.53	6.67	7.20	(0.63)	(1.08)	(1.71)
Year Ended 8/31/2019	$42.53	0.63	1.19	1.82	(0.60)	(1.51)	(2.11)
Year Ended 8/31/2018	$40.56	0.48	2.57	3.05	(0.46)	(0.62)	(1.08)
Year Ended 8/31/2017	$37.54	0.42	3.12	3.54	(0.40)	(0.12)	(0.52)
Year Ended 8/31/2016	$35.80	0.38	2.62	3.00	(0.58)	(0.68)	(1.26)
Advisor Class
Year Ended 8/31/2020	$42.58	0.64	6.72	7.36	(0.73)	(1.08)	(1.81)
Year Ended 8/31/2019	$42.86	0.73	1.21	1.94	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.87	0.58	2.59	3.17	(0.56)	(0.62)	(1.18)
Year Ended 8/31/2017	$37.82	0.53	3.14	3.67	(0.50)	(0.12)	(0.62)
Year Ended 8/31/2016	$36.06	0.48	2.63	3.11	(0.67)	(0.68)	(1.35)
Class C
Year Ended 8/31/2020	$42.08	0.21	6.65	6.86	(0.30)	(1.08)	(1.38)
Year Ended 8/31/2019	$42.38	0.32	1.19	1.51	(0.30)	(1.51)	(1.81)
Year Ended 8/31/2018	$40.42	0.17	2.56	2.73	(0.15)	(0.62)	(0.77)
Year Ended 8/31/2017	$37.42	0.14	3.10	3.24	(0.12)	(0.12)	(0.24)
Year Ended 8/31/2016	$35.68	0.11	2.62	2.73	(0.31)	(0.68)	(0.99)
Institutional Class
Year Ended 8/31/2020	$42.17	0.64	6.65	7.29	(0.73)	(1.08)	(1.81)
Year Ended 8/31/2019	$42.47	0.73	1.19	1.92	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.50	0.58	2.57	3.15	(0.56)	(0.62)	(1.18)
Year Ended 8/31/2017	$37.48	0.53	3.11	3.64	(0.50)	(0.12)	(0.62)
Year Ended 8/31/2016	$35.75	0.47	2.61	3.08	(0.67)	(0.68)	(1.35)
Institutional 2 Class
Year Ended 8/31/2020	$42.20	0.66	6.65	7.31	(0.75)	(1.08)	(1.83)
Year Ended 8/31/2019	$42.50	0.75	1.19	1.94	(0.73)	(1.51)	(2.24)
Year Ended 8/31/2018	$40.53	0.60	2.57	3.17	(0.58)	(0.62)	(1.20)
Year Ended 8/31/2017	$37.51	0.55	3.12	3.67	(0.53)	(0.12)	(0.65)
Year Ended 8/31/2016	$35.78	0.51	2.60	3.11	(0.70)	(0.68)	(1.38)
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Balanced Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2020	$47.73	17.59%	0.95%	0.95%(c)	1.23%	140%	$2,954,559
Year Ended 8/31/2019	$42.24	4.79%	0.95%	0.95%	1.55%	119%	$2,685,001
Year Ended 8/31/2018	$42.53	7.63%	0.95%	0.95%(c)	1.16%	76%	$2,798,246
Year Ended 8/31/2017	$40.56	9.54%	0.97%	0.97%(c)	1.10%	63%	$2,876,519
Year Ended 8/31/2016	$37.54	8.60%	1.03%	1.03%(c)	1.06%	60%	$2,960,832
Advisor Class
Year Ended 8/31/2020	$48.13	17.89%	0.70%	0.70%(c)	1.48%	140%	$253,954
Year Ended 8/31/2019	$42.58	5.04%	0.70%	0.70%	1.80%	119%	$248,877
Year Ended 8/31/2018	$42.86	7.89%	0.70%	0.70%(c)	1.41%	76%	$262,644
Year Ended 8/31/2017	$40.87	9.82%	0.72%	0.72%(c)	1.37%	63%	$318,026
Year Ended 8/31/2016	$37.82	8.86%	0.78%	0.78%(c)	1.33%	60%	$112,108
Class C
Year Ended 8/31/2020	$47.56	16.73%	1.70%	1.70%(c)	0.48%	140%	$1,512,696
Year Ended 8/31/2019	$42.08	4.00%	1.70%	1.70%	0.80%	119%	$1,443,468
Year Ended 8/31/2018	$42.38	6.83%	1.70%	1.70%(c)	0.42%	76%	$1,591,465
Year Ended 8/31/2017	$40.42	8.71%	1.72%	1.72%(c)	0.35%	63%	$1,536,796
Year Ended 8/31/2016	$37.42	7.80%	1.78%	1.78%(c)	0.32%	60%	$1,265,079
Institutional Class
Year Ended 8/31/2020	$47.65	17.90%	0.70%	0.70%(c)	1.48%	140%	$1,876,178
Year Ended 8/31/2019	$42.17	5.04%	0.70%	0.70%	1.80%	119%	$1,672,560
Year Ended 8/31/2018	$42.47	7.91%	0.70%	0.70%(c)	1.42%	76%	$1,872,366
Year Ended 8/31/2017	$40.50	9.83%	0.72%	0.72%(c)	1.36%	63%	$1,753,306
Year Ended 8/31/2016	$37.48	8.85%	0.78%	0.78%(c)	1.32%	60%	$867,554
Institutional 2 Class
Year Ended 8/31/2020	$47.68	17.95%	0.65%	0.65%	1.52%	140%	$286,454
Year Ended 8/31/2019	$42.20	5.09%	0.65%	0.65%	1.84%	119%	$245,737
Year Ended 8/31/2018	$42.50	7.96%	0.65%	0.65%	1.46%	76%	$279,242
Year Ended 8/31/2017	$40.53	9.91%	0.66%	0.66%	1.42%	63%	$312,952
Year Ended 8/31/2016	$37.51	8.96%	0.68%	0.68%	1.41%	60%	$181,221
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	41

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2020	$42.60	0.68	6.72	7.40	(0.77)	(1.08)	(1.85)
Year Ended 8/31/2019	$42.88	0.78	1.20	1.98	(0.75)	(1.51)	(2.26)
Year Ended 8/31/2018	$40.88	0.63	2.59	3.22	(0.60)	(0.62)	(1.22)
Year Ended 8/31/2017	$37.83	0.57	3.15	3.72	(0.55)	(0.12)	(0.67)
Year Ended 8/31/2016	$36.07	0.53	2.63	3.16	(0.72)	(0.68)	(1.40)
Class R
Year Ended 8/31/2020	$42.23	0.42	6.68	7.10	(0.52)	(1.08)	(1.60)
Year Ended 8/31/2019	$42.53	0.53	1.18	1.71	(0.50)	(1.51)	(2.01)
Year Ended 8/31/2018	$40.56	0.38	2.57	2.95	(0.36)	(0.62)	(0.98)
Year Ended 8/31/2017	$37.54	0.33	3.12	3.45	(0.31)	(0.12)	(0.43)
Year Ended 8/31/2016	$35.79	0.29	2.63	2.92	(0.49)	(0.68)	(1.17)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Balanced Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2020	$48.15	18.00%	0.61%	0.61%	1.56%	140%	$573,567
Year Ended 8/31/2019	$42.60	5.14%	0.61%	0.61%	1.90%	119%	$377,342
Year Ended 8/31/2018	$42.88	8.01%	0.60%	0.60%	1.53%	76%	$308,783
Year Ended 8/31/2017	$40.88	9.96%	0.61%	0.61%	1.47%	63%	$190,322
Year Ended 8/31/2016	$37.83	9.02%	0.63%	0.63%	1.47%	60%	$118,553
Class R
Year Ended 8/31/2020	$47.73	17.32%	1.20%	1.20%(c)	0.98%	140%	$134,948
Year Ended 8/31/2019	$42.23	4.50%	1.20%	1.20%	1.30%	119%	$127,735
Year Ended 8/31/2018	$42.53	7.36%	1.20%	1.20%(c)	0.91%	76%	$133,485
Year Ended 8/31/2017	$40.56	9.27%	1.22%	1.22%(c)	0.86%	63%	$136,478
Year Ended 8/31/2016	$37.54	8.35%	1.28%	1.28%(c)	0.82%	60%	$79,917
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2020	43

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
44	Columbia Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Columbia Balanced Fund | Annual Report 2020	45

Notes to Financial Statements  (continued)
August 31, 2020
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
46	Columbia Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	13,899*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,234,210*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Balanced Fund | Annual Report 2020	47

Notes to Financial Statements  (continued)
August 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	38,751,954

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(2,906,405)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	492,545,098

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
48	Columbia Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Balanced Fund | Annual Report 2020	49

Notes to Financial Statements  (continued)
August 31, 2020
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
50	Columbia Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.58% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Balanced Fund | Annual Report 2020	51

Notes to Financial Statements  (continued)
August 31, 2020
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at August 31, 2020 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,553, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,980.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	4,191,139
Class C	—	1.00(b)	69,279

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
52	Columbia Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.08%	1.11%
Advisor Class	0.83	0.86
Class C	1.83	1.86
Institutional Class	0.83	0.86
Institutional 2 Class	0.79	0.81
Institutional 3 Class	0.74	0.76
Class R	1.33	1.36
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, post-October capital losses, principal and/or interest of fixed income securities, distribution reclassifications and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
411,467	(411,467)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Balanced Fund | Annual Report 2020	53

Notes to Financial Statements  (continued)
August 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
106,018,402	161,466,663	267,485,065	96,835,419	252,987,880	349,823,299
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
10,289,222	265,651,556	—	2,021,974,653
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,121,053,344	2,090,299,728	(68,325,075)	2,021,974,653
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	36,234,321
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,786,973,674 and $9,871,829,238, respectively, for the year ended August 31, 2020, of which $6,275,268,801 and $6,406,757,929, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
54	Columbia Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Columbia Balanced Fund | Annual Report 2020	55

Notes to Financial Statements  (continued)
August 31, 2020
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
56	Columbia Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2020, affiliated shareholders of record owned 38.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Balanced Fund | Annual Report 2020	57

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Balanced Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
58	Columbia Balanced Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
76.50%	70.77%	$343,472,951
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Columbia Balanced Fund | Annual Report 2020	59

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
60	Columbia Balanced Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Columbia Balanced Fund | Annual Report 2020	61

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
62	Columbia Balanced Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
Columbia Balanced Fund | Annual Report 2020	63

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Balanced Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
64	Columbia Balanced Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the nineteenth, forty-ninth and twenty-ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Columbia Balanced Fund | Annual Report 2020	65

Board Consideration and Approval of Management
Agreement  (continued)

Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management
66	Columbia Balanced Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Balanced Fund | Annual Report 2020	67

Columbia Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN120_08_K01_(10/20)

Annual Report
August 31, 2020
Columbia Contrarian Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Contrarian Core Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Contrarian Core Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	23.80	12.95	14.95
	Including sales charges		16.70	11.61	14.27
Advisor Class*		11/08/12	24.06	13.22	15.25
Class C	Excluding sales charges	12/09/02	22.85	12.11	14.10
	Including sales charges		21.85	12.11	14.10
Institutional Class		12/14/92	24.08	13.23	15.25
Institutional 2 Class*		11/08/12	24.19	13.34	15.35
Institutional 3 Class*		11/08/12	24.26	13.39	15.40
Class R*		09/27/10	23.47	12.67	14.68
Class V	Excluding sales charges	02/12/93	23.73	12.95	14.93
	Including sales charges		16.61	11.61	14.24
Russell 1000 Index			22.50	14.31	15.19
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Contrarian Core Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2010 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2020)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2020)
Communication Services	12.9
Consumer Discretionary	12.5
Consumer Staples	5.5
Energy	2.9
Financials	10.8
Health Care	12.2
Industrials	8.5
Information Technology	29.8
Materials	3.4
Real Estate	0.8
Utilities	0.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Contrarian Core Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2020, the Fund’s Class A shares returned 23.80% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Index, which returned 22.50% for the same period. The Fund’s relative outperformance was driven primarily by sector allocation which was positive in most benchmark sectors during the period. The Fund’s largest overweights, to the communication services and information technology sectors, both contributed to relative outperformance, as did the largest underweights, which were to real estate, utilities, industrials and consumer staples. Modest overweights to energy and financials were detractors. Stock selection for the one-year period was also positive, both overall and within most sectors. The Fund’s holdings in financials, energy, materials and communication services, among other sectors, boosted relative results. The largest detracting sector, in terms of stock selection, was health care, followed by information technology.
Market overview
At the outset of the 12-month period ended August 31, 2020, major U.S. equity indices had settled into a range, with stocks supported by the increasingly accommodative monetary policy of the U.S. Federal Reserve (Fed). Investors appeared confident that corporate earnings would remain in positive territory. However, these tailwinds were soon largely offset by the combination of slowing global growth and the ongoing trade dispute between the U.S. and China. The elevated uncertainty resulted in both choppy market conditions and outperformance for stocks seen as having defensive qualities, including many in the utilities, real estate and consumer staples sectors.
U.S. equities surged in the fourth quarter of 2019, closing out an extraordinary year for the market. Investors were encouraged by evidence of improving economic growth both in the United States and overseas, apparent progress in the U.S.-China trade talks and continued support from Fed policy. Although the Fed indicated it was unlikely to enact any further rate cuts after its three quarter-point reductions at mid-year, its sizable injections of liquidity into the financial system boosted investor sentiment. Together, these factors helped propel stocks to steady gains with a relatively low degree of volatility.
News of a novel coronavirus (COVID-19) emanating from China hit in January 2020. The U.S. equity market appeared to correct for two days but then continued its upward trajectory, hitting a peak on February 19th. Global markets soon roiled at concerns about the rapid spread of COVID-19, and the U.S. equity market experienced a waterfall correction. From the peak until the last full week of March, the S&P 500 Index declined by nearly 35%, the swiftest such drawdown ever — more severe than both the 1929 and 1987 stock market crashes. U.S. equities mostly plummeted during the last 10 days of February and the month of March, a period which included the biggest one-week selloff since 2008. The S&P 500 Index declined by 19.60% during the quarter, even after moving sharply higher during a three-day rally in late March on news that the U.S. federal government would pass a massive $2.2 trillion stimulus bill, the largest fiscal stimulus package ever. In addition, the Fed cut interest rates to zero and announced “unlimited” quantitative easing (QE) and enormous support for credit markets, as other central banks around the world also took swift and substantial action. As expected, the impact of the pandemic included an extraordinary rise in unemployment with new jobless claims topping 3 million as the first quarter of 2020 drew to a close.
The swift and sharp response by policymakers and the Fed enabled targeted fiscal spending and injected substantial liquidity into U.S. markets. U.S. equities rallied through the remainder of the period, posting sizable gains and reflecting the strong rebound in investor sentiment from the fear-driven market of late March, fueled by the prospect of a gradual reopening of U.S. businesses and the ongoing Fed support to the markets through a wide range of accommodative policies.
The broad-based Russell 1000 Index advanced 22.50%, with growth stocks continuing to lead the market higher. The Russell 1000 Growth Index rose 44.34% and soundly outpaced the flat 0.84% return of the Russell 1000 Value Index. Investors displayed a persistent preference for companies — particularly those in the mega-cap technology sector — seen as having the ability to deliver earnings growth even at a time of weak economic conditions.
Contributors and detractors
The communications services and consumer discretionary sectors were strong performers in the benchmark and the Fund’s relative overweight aided Fund performance during the period. Stock selection within each was also positive. As the COVID-19 pandemic drove consumers inside and the global economy into recession, certain companies really benefited from the
Columbia Contrarian Core Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
pandemic. Activision Blizzard, Inc., and Facebook, Inc. were contributors of note within the communications services. Amazon.com, eBay, Inc., AutoZone, Inc. and Lowe’s Companies, Inc. were all standouts for the Fund in the consumer discretionary sector.
Information technology was the largest sector allocation for the Fund and benchmark and was, by far, the best performing sector for the period. Stock selection within the sector for the Fund trailed the benchmark, but Adobe, Inc., Apple Inc., NVIDIA Corp., Lam Research Corp. and Marvell Technology Group Ltd. all delivered strong results for the Fund.
The materials sector was another area of contribution for the Fund. The Fund’s overweight in the underperforming materials sector hampered Fund results to a modest degree, but stock selection enabled the Fund to reap strong returns in the sector. One bright spot for the Fund within the sector was Newmont Holdings. Shares of Newmont advanced, as gold was one of very few commodities to post a positive return. Other notable contributors included Sherwin Williams and Air Products & Chemicals, Inc.
Stock selection in the health care sector was the biggest detractor to the Fund’s performance relative to the benchmark. The Fund’s exposure to medical device companies in particular hurt as the segment suffered from a shutdown in medical procedures during the pandemic as hospitals shifted their efforts to focus on COVID-19 preparedness and care. We started to see a resumption in medical procedures but had yet to see a full return to business for companies in the segment. Shares of Fund holding Medtronic PLC suffered in this challenging environment.
Energy was the worst-performing sector in the benchmark for the period. While the Fund outperformed the benchmark in the sector, largely due to its not owning laggard Exxon Mobil Corp., holdings in Chevron Corp., EOG Resources, Inc. and an out-of-benchmark position in Canadian Natural Resources Ltd. detracted from Fund performance.
The financials sector was another area of weakness for the benchmark as banks struggled in the low interest rate environment. Stock selection within the sector led the Fund to outperform the benchmark, thanks to strong performance from BlackRock and Morgan Stanley which helped negate losses from the Fund’s holdings in Citigroup and JP Morgan.
At period’s end
At the close of the reporting period, the impact of the COVID-19 pandemic remained the dominant news story for global financial markets and for U.S. equities. The focus in the United States remained on mitigating the spread of the virus, as a surge of new cases and hospitalizations in several U.S. states had raised concerns throughout the summer months. Significant progress toward a vaccine by several different companies and joint ventures had made leading infectious disease experts cautiously optimistic about the prospects for a vaccine relatively soon.
Volatility appeared to be with us for the foreseeable future, and while periods of extreme volatility such as these are painful to live through, we currently they present us with a vastly expanded opportunity set. At period end, we were keeping a careful eye on valuations and expected to continue to look for opportunities in the market, deploying the disciplined and consistent contrarian process that has served the Fund well over the long term, while being mindful of risk during this extremely volatile and fluid market environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
6	Columbia Contrarian Core Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Contrarian Core Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,208.50	1,020.12	5.69	5.21	1.02
Advisor Class	1,000.00	1,000.00	1,209.90	1,021.38	4.30	3.93	0.77
Class C	1,000.00	1,000.00	1,203.70	1,016.33	9.86	9.02	1.77
Institutional Class	1,000.00	1,000.00	1,210.10	1,021.38	4.30	3.93	0.77
Institutional 2 Class	1,000.00	1,000.00	1,210.60	1,021.79	3.85	3.53	0.69
Institutional 3 Class	1,000.00	1,000.00	1,210.80	1,022.04	3.58	3.27	0.64
Class R	1,000.00	1,000.00	1,207.10	1,018.85	7.08	6.48	1.27
Class V	1,000.00	1,000.00	1,208.50	1,020.12	5.69	5.21	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Contrarian Core Fund | Annual Report 2020

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 12.8%
Entertainment 1.9%
Activision Blizzard, Inc.	936,720	78,234,854
Walt Disney Co. (The)	897,235	118,318,380
Total		196,553,234
Interactive Media & Services 6.9%
Alphabet, Inc., Class A(a)	128,138	208,804,715
Alphabet, Inc., Class C(a)	135,437	221,328,437
Facebook, Inc., Class A(a)	1,005,300	294,753,960
Total		724,887,112
Media 2.6%
Comcast Corp., Class A	5,949,066	266,577,647
Wireless Telecommunication Services 1.4%
T-Mobile USA, Inc.(a)	1,293,179	150,888,126
Total Communication Services		1,338,906,119
Consumer Discretionary 12.4%
Hotels, Restaurants & Leisure 1.5%
Darden Restaurants, Inc.	929,550	80,564,098
McDonald’s Corp.	378,738	80,868,138
Total		161,432,236
Internet & Direct Marketing Retail 6.9%
Amazon.com, Inc.(a)	170,560	588,595,738
eBay, Inc.	2,430,250	133,129,095
Total		721,724,833
Multiline Retail 1.1%
Dollar Tree, Inc.(a)	1,141,145	109,858,029
Specialty Retail 2.9%
AutoZone, Inc.(a)	48,070	57,506,622
Lowe’s Companies, Inc.	1,498,869	246,848,735
Total		304,355,357
Total Consumer Discretionary		1,297,370,455
Consumer Staples 5.5%
Food & Staples Retailing 0.6%
Sysco Corp.	1,134,395	68,222,515
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 2.9%
ConAgra Foods, Inc.	2,952,946	113,275,009
Mondelez International, Inc., Class A	2,146,825	125,417,516
Tyson Foods, Inc., Class A	949,720	59,642,416
Total		298,334,941
Household Products 0.5%
Colgate-Palmolive Co.	655,265	51,936,304
Tobacco 1.5%
Philip Morris International, Inc.	1,914,210	152,734,816
Total Consumer Staples		571,228,576
Energy 2.9%
Oil, Gas & Consumable Fuels 2.9%
Canadian Natural Resources Ltd.	4,947,469	97,316,715
Chevron Corp.	1,678,648	140,888,927
EOG Resources, Inc.	1,311,053	59,443,143
Total		297,648,785
Total Energy		297,648,785
Financials 10.7%
Banks 2.7%
Bank of America Corp.	3,108,175	80,004,425
Citigroup, Inc.	1,006,976	51,476,613
JPMorgan Chase & Co.	1,495,448	149,828,935
Total		281,309,973
Capital Markets 3.0%
BlackRock, Inc.	266,782	158,519,197
Charles Schwab Corp. (The)	589,500	20,944,935
Morgan Stanley	2,554,793	133,513,482
Total		312,977,614
Consumer Finance 0.8%
American Express Co.	860,565	87,424,798
Diversified Financial Services 3.3%
Berkshire Hathaway, Inc., Class B(a)	1,575,711	343,568,026
Insurance 0.9%
Aon PLC, Class A	462,781	92,551,572
Total Financials		1,117,831,983
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 12.0%
Biotechnology 0.2%
Alexion Pharmaceuticals, Inc.(a)	199,160	22,748,055
Health Care Equipment & Supplies 5.0%
Abbott Laboratories	1,086,254	118,912,225
Becton Dickinson and Co.	301,409	73,173,063
Dentsply Sirona, Inc.	751,085	33,701,184
Medtronic PLC	2,100,662	225,758,146
Stryker Corp.	377,230	74,751,897
Total		526,296,515
Health Care Providers & Services 2.9%
Anthem, Inc.	355,859	100,181,426
Cigna Corp.	553,480	98,170,748
Quest Diagnostics, Inc.	903,510	100,506,452
Total		298,858,626
Pharmaceuticals 3.9%
Johnson & Johnson	1,470,601	225,604,899
Merck & Co., Inc.	981,415	83,685,257
Pfizer, Inc.	2,645,924	99,989,468
Total		409,279,624
Total Health Care		1,257,182,820
Industrials 8.4%
Aerospace & Defense 1.9%
Northrop Grumman Corp.	300,150	102,834,391
Raytheon Technologies Corp.	1,588,005	96,868,305
Total		199,702,696
Airlines 0.4%
Southwest Airlines Co.	1,158,650	43,542,067
Building Products 1.0%
Carrier Global Corp.	3,536,369	105,560,615
Industrial Conglomerates 1.0%
Honeywell International, Inc.	632,029	104,632,401
Machinery 1.5%
Stanley Black & Decker, Inc.	996,190	160,685,447
Road & Rail 2.6%
Lyft, Inc., Class A(a)	1,057,765	31,383,888
Common Stocks (continued)
Issuer	Shares	Value ($)
Uber Technologies, Inc.(a)	2,360,680	79,389,668
Union Pacific Corp.	815,780	156,988,703
Total		267,762,259
Total Industrials		881,885,485
Information Technology 29.5%
Communications Equipment 0.7%
Cisco Systems, Inc.	1,814,635	76,613,890
Electronic Equipment, Instruments & Components 1.0%
TE Connectivity Ltd.	1,036,510	100,126,866
IT Services 7.3%
Automatic Data Processing, Inc.	727,285	101,158,071
Fidelity National Information Services, Inc.	1,314,335	198,267,435
Fiserv, Inc.(a)	1,309,263	130,376,409
MasterCard, Inc., Class A	663,269	237,576,323
PayPal Holdings, Inc.(a)	463,745	94,668,904
Total		762,047,142
Semiconductors & Semiconductor Equipment 2.8%
Lam Research Corp.	255,300	85,867,602
Marvell Technology Group Ltd.	722,670	28,025,143
NVIDIA Corp.	212,850	113,870,493
NXP Semiconductors NV	508,936	64,003,791
Total		291,767,029
Software 9.8%
Adobe, Inc.(a)	368,740	189,307,429
Autodesk, Inc.(a)	198,275	48,716,167
Intuit, Inc.	291,325	100,620,742
Microsoft Corp.	2,731,777	616,097,667
Palo Alto Networks, Inc.(a)	293,250	75,485,482
Total		1,030,227,487
Technology Hardware, Storage & Peripherals 7.9%
Apple, Inc.	6,024,484	777,399,415
Western Digital Corp.	1,170,080	44,954,474
Total		822,353,889
Total Information Technology		3,083,136,303

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Contrarian Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.4%
Chemicals 2.1%
Air Products & Chemicals, Inc.	183,225	53,549,339
Corteva, Inc.	2,509,316	71,640,972
Nutrien Ltd.	1,945,870	71,744,227
Sherwin-Williams Co. (The)	40,949	27,478,826
Total		224,413,364
Metals & Mining 1.3%
Newmont Corp.	1,959,525	131,836,842
Total Materials		356,250,206
Real Estate 0.8%
Equity Real Estate Investment Trusts (REITS) 0.8%
American Tower Corp.	321,417	80,081,046
Total Real Estate		80,081,046
Utilities 0.7%
Independent Power and Renewable Electricity Producers 0.7%
AES Corp. (The)	4,086,875	72,542,031
Total Utilities		72,542,031
Total Common Stocks (Cost $5,904,716,973)		10,354,063,809

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(b),(c)	67,189,617	67,189,617
Total Money Market Funds (Cost $67,178,434)		67,189,617
Total Investments in Securities (Cost: $5,971,895,407)		10,421,253,426
Other Assets & Liabilities, Net		30,764,106
Net Assets		10,452,017,532

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	164,016,812	2,188,792,217	(2,285,630,595)	11,183	67,189,617	66,000	1,467,437	67,189,617
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,338,906,119	—	—	1,338,906,119
Consumer Discretionary	1,297,370,455	—	—	1,297,370,455
Consumer Staples	571,228,576	—	—	571,228,576
Energy	297,648,785	—	—	297,648,785
Financials	1,117,831,983	—	—	1,117,831,983
Health Care	1,257,182,820	—	—	1,257,182,820
Industrials	881,885,485	—	—	881,885,485
Information Technology	3,083,136,303	—	—	3,083,136,303
Materials	356,250,206	—	—	356,250,206
Real Estate	80,081,046	—	—	80,081,046
Utilities	72,542,031	—	—	72,542,031
Total Common Stocks	10,354,063,809	—	—	10,354,063,809
Money Market Funds	67,189,617	—	—	67,189,617
Total Investments in Securities	10,421,253,426	—	—	10,421,253,426
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Contrarian Core Fund | Annual Report 2020

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,904,716,973)	$10,354,063,809
Affiliated issuers (cost $67,178,434)	67,189,617
Receivable for:
Investments sold	51,613,908
Capital shares sold	4,207,590
Dividends	12,861,831
Prepaid expenses	56,746
Trustees’ deferred compensation plan	732,612
Total assets	10,490,726,113
Liabilities
Payable for:
Investments purchased	22,034,349
Capital shares purchased	14,039,754
Management services fees	526,414
Distribution and/or service fees	87,952
Transfer agent fees	1,089,965
Compensation of chief compliance officer	543
Other expenses	196,992
Trustees’ deferred compensation plan	732,612
Total liabilities	38,708,581
Net assets applicable to outstanding capital stock	$10,452,017,532
Represented by
Paid in capital	5,449,515,377
Total distributable earnings (loss)	5,002,502,155
Total - representing net assets applicable to outstanding capital stock	$10,452,017,532
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2020	13

Statement of Assets and Liabilities  (continued)
August 31, 2020
Class A
Net assets	$1,648,210,581
Shares outstanding	55,334,972
Net asset value per share	$29.79
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$31.61
Advisor Class
Net assets	$586,654,871
Shares outstanding	19,134,735
Net asset value per share	$30.66
Class C
Net assets	$548,125,704
Shares outstanding	20,661,905
Net asset value per share	$26.53
Institutional Class
Net assets	$4,230,127,253
Shares outstanding	140,680,847
Net asset value per share	$30.07
Institutional 2 Class
Net assets	$653,968,106
Shares outstanding	21,341,942
Net asset value per share	$30.64
Institutional 3 Class
Net assets	$2,487,886,133
Shares outstanding	81,127,813
Net asset value per share	$30.67
Class R
Net assets	$124,852,535
Shares outstanding	4,192,767
Net asset value per share	$29.78
Class V
Net assets	$172,192,349
Shares outstanding	5,846,522
Net asset value per share	$29.45
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$31.25
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Contrarian Core Fund | Annual Report 2020

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$161,622,978
Dividends — affiliated issuers	1,467,437
Interfund lending	1,789
Foreign taxes withheld	(810,191)
Total income	162,282,013
Expenses:
Management services fees	59,086,521
Distribution and/or service fees
Class A	3,831,554
Class C	5,427,568
Class R	591,995
Class V	386,568
Transfer agent fees
Class A	2,173,888
Advisor Class	799,725
Class C	769,990
Institutional Class	5,516,320
Institutional 2 Class	355,357
Institutional 3 Class	176,909
Class R	167,980
Class V	219,298
Compensation of board members	152,440
Custodian fees	53,702
Printing and postage fees	363,074
Registration fees	195,350
Audit fees	30,000
Legal fees	244,587
Compensation of chief compliance officer	3,386
Other	217,789
Total expenses	80,764,001
Expense reduction	(10,098)
Total net expenses	80,753,903
Net investment income	81,528,110
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	723,576,195
Investments — affiliated issuers	66,000
Foreign currency translations	27,162
Net realized gain	723,669,357
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,296,222,671
Investments — affiliated issuers	11,183
Net change in unrealized appreciation (depreciation)	1,296,233,854
Net realized and unrealized gain	2,019,903,211
Net increase in net assets resulting from operations	$2,101,431,321
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment income	$81,528,110	$109,274,922
Net realized gain	723,669,357	434,334,712
Net change in unrealized appreciation (depreciation)	1,296,233,854	(379,960,922)
Net increase in net assets resulting from operations	2,101,431,321	163,648,712
Distributions to shareholders
Net investment income and net realized gains
Class A	(89,291,280)	(138,918,391)
Advisor Class	(34,154,954)	(58,114,280)
Class C	(31,074,333)	(52,570,730)
Institutional Class	(232,243,370)	(360,754,860)
Institutional 2 Class	(37,971,604)	(63,631,067)
Institutional 3 Class	(129,307,199)	(168,677,334)
Class R	(6,747,248)	(10,681,165)
Class T	—	(77,659)
Class V	(8,881,604)	(12,567,222)
Total distributions to shareholders	(569,671,592)	(865,992,708)
Decrease in net assets from capital stock activity	(819,268,273)	(1,118,537,358)
Total increase (decrease) in net assets	712,491,456	(1,820,881,354)
Net assets at beginning of year	9,739,526,076	11,560,407,430
Net assets at end of year	$10,452,017,532	$9,739,526,076
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Contrarian Core Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,518,136	168,029,494	6,431,275	157,963,212
Distributions reinvested	3,240,240	83,338,985	5,690,953	128,729,350
Redemptions	(15,974,483)	(409,096,191)	(20,887,147)	(515,474,948)
Net decrease	(6,216,107)	(157,727,712)	(8,764,919)	(228,782,386)
Advisor Class
Subscriptions	4,149,763	109,075,546	6,887,887	176,244,532
Distributions reinvested	1,232,835	32,583,826	2,390,774	55,465,956
Redemptions	(9,568,268)	(254,229,730)	(12,620,684)	(311,060,038)
Net decrease	(4,185,670)	(112,570,358)	(3,342,023)	(79,349,550)
Class C
Subscriptions	1,849,103	41,932,095	2,228,152	48,745,816
Distributions reinvested	1,227,901	28,278,555	2,358,614	48,068,563
Redemptions	(7,007,506)	(162,219,151)	(8,810,129)	(193,575,408)
Net decrease	(3,930,502)	(92,008,501)	(4,223,363)	(96,761,029)
Institutional Class
Subscriptions	19,780,676	510,861,111	23,377,561	578,493,873
Distributions reinvested	8,293,675	214,972,052	14,515,717	330,668,024
Redemptions	(41,468,758)	(1,074,833,057)	(62,124,113)	(1,527,803,654)
Net decrease	(13,394,407)	(348,999,894)	(24,230,835)	(618,641,757)
Institutional 2 Class
Subscriptions	3,827,973	100,615,453	7,270,167	178,340,987
Distributions reinvested	1,435,491	37,896,953	2,742,768	63,549,930
Redemptions	(8,305,184)	(220,747,047)	(17,730,297)	(441,115,098)
Net decrease	(3,041,720)	(82,234,641)	(7,717,362)	(199,224,181)
Institutional 3 Class
Subscriptions	19,120,373	492,358,751	23,849,900	588,023,383
Distributions reinvested	3,577,079	94,470,658	4,840,762	112,208,870
Redemptions	(22,631,525)	(591,128,111)	(22,980,661)	(579,666,449)
Net increase (decrease)	65,927	(4,298,702)	5,710,001	120,565,804
Class R
Subscriptions	565,967	14,744,943	731,640	18,022,092
Distributions reinvested	243,321	6,267,954	408,080	9,243,026
Redemptions	(1,520,160)	(38,825,607)	(1,603,759)	(39,763,909)
Net decrease	(710,872)	(17,812,710)	(464,039)	(12,498,791)
Class T
Distributions reinvested	—	—	3,415	77,207
Redemptions	—	—	(41,813)	(938,561)
Net decrease	—	—	(38,398)	(861,354)
Class V
Subscriptions	89,875	2,274,120	142,392	3,222,198
Distributions reinvested	249,825	6,353,064	399,819	8,947,940
Redemptions	(475,097)	(12,242,939)	(625,048)	(15,154,252)
Net decrease	(135,397)	(3,615,755)	(82,837)	(2,984,114)
Total net decrease	(31,548,748)	(819,268,273)	(43,153,775)	(1,118,537,358)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2020	$25.48	0.18	5.65	5.83	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$27.19	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.41	0.18	3.05	3.23	(0.18)	(1.27)	(1.45)
Year Ended 8/31/2017	$22.29	0.19	3.25	3.44	(0.15)	(0.17)	(0.32)
Year Ended 8/31/2016	$21.27	0.15	2.05	2.20	(0.55)	(0.63)	(1.18)
Advisor Class
Year Ended 8/31/2020	$26.19	0.25	5.80	6.05	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.89	0.29	0.19	0.48	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$26.02	0.25	3.13	3.38	(0.24)	(1.27)	(1.51)
Year Ended 8/31/2017	$22.81	0.26	3.33	3.59	(0.21)	(0.17)	(0.38)
Year Ended 8/31/2016	$21.74	0.21	2.09	2.30	(0.60)	(0.63)	(1.23)
Class C
Year Ended 8/31/2020	$22.84	(0.02)	5.04	5.02	(0.04)	(1.29)	(1.33)
Year Ended 8/31/2019	$24.57	0.04	0.15	0.19	(0.02)	(1.90)	(1.92)
Year Ended 8/31/2018	$23.09	(0.01)	2.76	2.75	—	(1.27)	(1.27)
Year Ended 8/31/2017	$20.28	0.01	2.97	2.98	(0.00)(e)	(0.17)	(0.17)
Year Ended 8/31/2016	$19.43	(0.00)(e)	1.86	1.86	(0.38)	(0.63)	(1.01)
Institutional Class
Year Ended 8/31/2020	$25.71	0.24	5.70	5.94	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.42	0.29	0.18	0.47	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$25.61	0.25	3.07	3.32	(0.24)	(1.27)	(1.51)
Year Ended 8/31/2017	$22.45	0.25	3.29	3.54	(0.21)	(0.17)	(0.38)
Year Ended 8/31/2016	$21.42	0.21	2.05	2.26	(0.60)	(0.63)	(1.23)
Institutional 2 Class
Year Ended 8/31/2020	$26.17	0.27	5.80	6.07	(0.31)	(1.29)	(1.60)
Year Ended 8/31/2019	$27.88	0.32	0.18	0.50	(0.31)	(1.90)	(2.21)
Year Ended 8/31/2018	$26.01	0.28	3.13	3.41	(0.27)	(1.27)	(1.54)
Year Ended 8/31/2017	$22.80	0.28	3.33	3.61	(0.23)	(0.17)	(0.40)
Year Ended 8/31/2016	$21.73	0.24	2.09	2.33	(0.63)	(0.63)	(1.26)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Contrarian Core Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2020	$29.79	23.80%	1.02%	1.02%(c)	0.67%	51%	$1,648,211
Year Ended 8/31/2019	$25.48	2.49%	1.03%(d)	1.03%(d)	0.91%	53%	$1,568,622
Year Ended 8/31/2018	$27.19	13.09%	1.02%	1.02%(c)	0.70%	63%	$1,912,203
Year Ended 8/31/2017	$25.41	15.61%	1.04%	1.04%(c)	0.82%	52%	$1,941,062
Year Ended 8/31/2016	$22.29	10.79%	1.07%	1.07%(c)	0.72%	47%	$2,860,806
Advisor Class
Year Ended 8/31/2020	$30.66	24.06%	0.77%	0.77%(c)	0.92%	51%	$586,655
Year Ended 8/31/2019	$26.19	2.74%	0.78%(d)	0.78%(d)	1.16%	53%	$610,686
Year Ended 8/31/2018	$27.89	13.39%	0.77%	0.77%(c)	0.95%	63%	$743,515
Year Ended 8/31/2017	$26.02	15.91%	0.80%	0.80%(c)	1.07%	52%	$596,704
Year Ended 8/31/2016	$22.81	11.07%	0.82%	0.82%(c)	0.99%	47%	$377,946
Class C
Year Ended 8/31/2020	$26.53	22.85%	1.77%	1.77%(c)	(0.08%)	51%	$548,126
Year Ended 8/31/2019	$22.84	1.73%	1.78%(d)	1.78%(d)	0.16%	53%	$561,716
Year Ended 8/31/2018	$24.57	12.23%	1.77%	1.77%(c)	(0.05%)	63%	$708,041
Year Ended 8/31/2017	$23.09	14.80%	1.79%	1.79%(c)	0.07%	52%	$748,148
Year Ended 8/31/2016	$20.28	9.98%	1.83%	1.83%(c)	(0.02%)	47%	$669,226
Institutional Class
Year Ended 8/31/2020	$30.07	24.08%	0.77%	0.77%(c)	0.92%	51%	$4,230,127
Year Ended 8/31/2019	$25.71	2.75%	0.78%(d)	0.78%(d)	1.16%	53%	$3,961,440
Year Ended 8/31/2018	$27.42	13.37%	0.77%	0.77%(c)	0.95%	63%	$4,889,699
Year Ended 8/31/2017	$25.61	15.95%	0.80%	0.80%(c)	1.07%	52%	$4,958,099
Year Ended 8/31/2016	$22.45	11.05%	0.82%	0.82%(c)	0.99%	47%	$4,234,639
Institutional 2 Class
Year Ended 8/31/2020	$30.64	24.19%	0.69%	0.69%	1.00%	51%	$653,968
Year Ended 8/31/2019	$26.17	2.81%	0.68%(d)	0.68%(d)	1.25%	53%	$638,213
Year Ended 8/31/2018	$27.88	13.50%	0.68%	0.68%	1.04%	63%	$894,849
Year Ended 8/31/2017	$26.01	16.05%	0.69%	0.69%	1.17%	52%	$779,002
Year Ended 8/31/2016	$22.80	11.22%	0.70%	0.70%	1.12%	47%	$627,659
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2020	$26.19	0.28	5.81	6.09	(0.32)	(1.29)	(1.61)
Year Ended 8/31/2019	$27.89	0.33	0.19	0.52	(0.32)	(1.90)	(2.22)
Year Ended 8/31/2018	$26.03	0.29	3.12	3.41	(0.28)	(1.27)	(1.55)
Year Ended 8/31/2017	$22.81	0.30	3.33	3.63	(0.24)	(0.17)	(0.41)
Year Ended 8/31/2016	$21.75	0.27	2.06	2.33	(0.64)	(0.63)	(1.27)
Class R
Year Ended 8/31/2020	$25.48	0.11	5.64	5.75	(0.16)	(1.29)	(1.45)
Year Ended 8/31/2019	$27.18	0.16	0.19	0.35	(0.15)	(1.90)	(2.05)
Year Ended 8/31/2018	$25.41	0.12	3.04	3.16	(0.12)	(1.27)	(1.39)
Year Ended 8/31/2017	$22.29	0.14	3.25	3.39	(0.10)	(0.17)	(0.27)
Year Ended 8/31/2016	$21.26	0.10	2.05	2.15	(0.49)	(0.63)	(1.12)
Class V
Year Ended 8/31/2020	$25.22	0.17	5.58	5.75	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$26.93	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.18	0.18	3.02	3.20	(0.18)	(1.27)	(1.45)
Year Ended 8/31/2017	$22.09	0.19	3.22	3.41	(0.15)	(0.17)	(0.32)
Year Ended 8/31/2016	$21.08	0.15	2.04	2.19	(0.55)	(0.63)	(1.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Contrarian Core Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2020	$30.67	24.26%	0.64%	0.64%	1.05%	51%	$2,487,886
Year Ended 8/31/2019	$26.19	2.90%	0.64%(d)	0.64%(d)	1.30%	53%	$2,123,062
Year Ended 8/31/2018	$27.89	13.50%	0.63%	0.63%	1.10%	63%	$2,101,809
Year Ended 8/31/2017	$26.03	16.14%	0.65%	0.65%	1.23%	52%	$1,574,824
Year Ended 8/31/2016	$22.81	11.22%	0.65%	0.65%	1.23%	47%	$329,514
Class R
Year Ended 8/31/2020	$29.78	23.47%	1.27%	1.27%(c)	0.42%	51%	$124,853
Year Ended 8/31/2019	$25.48	2.24%	1.28%(d)	1.28%(d)	0.66%	53%	$124,951
Year Ended 8/31/2018	$27.18	12.78%	1.27%	1.27%(c)	0.45%	63%	$145,912
Year Ended 8/31/2017	$25.41	15.34%	1.29%	1.29%(c)	0.57%	52%	$132,392
Year Ended 8/31/2016	$22.29	10.55%	1.32%	1.32%(c)	0.49%	47%	$96,586
Class V
Year Ended 8/31/2020	$29.45	23.73%	1.02%	1.02%(c)	0.67%	51%	$172,192
Year Ended 8/31/2019	$25.22	2.52%	1.03%(d)	1.03%(d)	0.91%	53%	$150,836
Year Ended 8/31/2018	$26.93	13.09%	1.02%	1.02%(c)	0.70%	63%	$163,335
Year Ended 8/31/2017	$25.18	15.61%	1.04%	1.04%(c)	0.82%	52%	$154,392
Year Ended 8/31/2016	$22.09	10.83%	1.08%	1.08%(c)	0.71%	47%	$146,879
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2020	21

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Contrarian Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Contrarian Core Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
August 31, 2020
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.62% of the Fund’s average daily net assets.
24	Columbia Contrarian Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
Class V	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $10,098.
Columbia Contrarian Core Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
August 31, 2020
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,153,065
Class C	—	1.00(b)	21,361
Class V	5.75	0.50 - 1.00(a)	4,727

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Contrarian Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.03%	1.14%
Advisor Class	0.78	0.89
Class C	1.78	1.89
Institutional Class	0.78	0.89
Institutional 2 Class	0.69	0.80
Institutional 3 Class	0.64	0.75
Class R	1.28	1.39
Class V	1.03	1.14
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
27,162	(27,162)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Contrarian Core Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
August 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
121,528,130	448,143,462	569,671,592	109,292,030	756,700,678	865,992,708
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
52,312,243	700,331,533	—	4,414,445,142
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,006,808,284	4,531,332,796	(116,887,654)	4,414,445,142
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	163,854,151
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,844,372,197 and $6,055,848,876, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
28	Columbia Contrarian Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	7,750,000	2.08	4
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
Columbia Contrarian Core Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
August 31, 2020
Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At August 31, 2020, one unaffiliated shareholders of record owned 13.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 23.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
30	Columbia Contrarian Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Contrarian Core Fund | Annual Report 2020	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Contrarian Core Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Contrarian Core Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$885,268,986
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Columbia Contrarian Core Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
34	Columbia Contrarian Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Columbia Contrarian Core Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
36	Columbia Contrarian Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
Columbia Contrarian Core Fund | Annual Report 2020	37

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Contrarian Core Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
38	Columbia Contrarian Core Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
Columbia Contrarian Core Fund | Annual Report 2020	39

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the fifteenth, sixty-first and fifty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of Services Provided and Profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
40	Columbia Contrarian Core Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Contrarian Core Fund | Annual Report 2020	41

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Columbia Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN133_08_K01_(10/20)

Annual Report
August 31, 2020
Columbia Emerging Markets Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Emerging Markets Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2008
Robert Cameron
Portfolio Manager
Managed Fund since 2008
Young Kim
Portfolio Manager
Managed Fund since 2015
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Derek Lin, CFA
Portfolio Manager
Managed Fund since January 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	28.56	12.22	6.02
	Including sales charges		21.18	10.89	5.40
Advisor Class*		03/19/13	28.92	12.51	6.29
Class C	Excluding sales charges	09/28/07	27.64	11.40	5.22
	Including sales charges		26.64	11.40	5.22
Institutional Class		01/02/98	28.89	12.49	6.28
Institutional 2 Class*		11/08/12	29.19	12.68	6.41
Institutional 3 Class*		11/08/12	29.18	12.73	6.46
Class R*		09/27/10	28.26	11.96	5.77
MSCI Emerging Markets Index (Net)			14.49	8.66	3.76
MSCI EAFE Index (Net)			6.13	4.72	5.88
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Emerging Markets Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2010 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2020)
Communication Services	15.5
Consumer Discretionary	27.5
Consumer Staples	2.8
Energy	4.5
Financials	16.3
Health Care	5.9
Industrials	3.7
Information Technology	20.4
Materials	2.3
Real Estate	0.9
Utilities	0.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2020)
Argentina	1.5
Brazil	9.3
Canada	0.6
China	37.0
Hong Kong	2.7
Hungary	1.6
India	11.7
Indonesia	4.2
Philippines	0.9
Poland	1.0
Russian Federation	5.2
South Africa	2.2
South Korea	10.7
Taiwan	8.9
Thailand	2.0
United States(a)	0.1
Virgin Islands	0.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Emerging Markets Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2020, the Fund’s Class A shares returned 28.56% excluding sales charges. The Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned 14.49% for the same time period. The MSCI EAFE Index (Net), a measure of more developed foreign markets returned 6.13%. Stock selection within China, India, Russia and Taiwan led positive contributions, while weighing on performance within Brazil and Indonesia. In terms of sector allocation, selection was most positive within the communication services and information technology sectors, while having a modest negative impact within the consumer discretionary and real estate sectors.
Market overview
The 12 months that ended August 31, 2020 saw extraordinary volatility across all risk assets, including emerging market equities. Entering the period, emerging market sentiment was supported by low U.S. interest rates, with the Federal Reserve (the Fed) cutting its benchmark overnight lending rate target by a quarter-point at both its September and October 2019 meetings. Sentiment was also boosted in mid-December as a “phase one” trade deal between the U.S. and China was announced.
After a benign start to 2020, financial markets experienced a sharp reversal beginning in mid-February, as growing public health concerns over the COVID-19 virus led to shutdown measures that brought the global economy to a near standstill. Adding to the disruption, the price of oil collapsed from the combined weight of a lowered demand outlook due to the pandemic and an ill-timed price war between Saudi Arabia and Russia. Investors in risk assets exited these positions and the ensuing flight to safety sent U.S. Treasury yields to all-time lows.
The policy response was rapid as global central banks and governments took extraordinary measures in the effort to keep businesses and consumers from going under. The Fed led the way, slashing its benchmark overnight lending rate to zero in mid-March, while resurrecting financial crisis-era lending facilities and launching a wide-ranging bond purchase program. The decisive support from policy makers in the wake of the pandemic was met with enthusiasm by investors entering the second quarter of 2020. The result was a resurgence in risk sentiment that supported a rebound in most emerging markets.
There was significant dispersion in performance across individual emerging markets over the 12 months, with differences driven largely by the relative fiscal capacity of countries and effectiveness of governments in addressing the COVID-19 virus. In this vein, the worst performers included Brazil, the Philippines and Indonesia. Thailand also performed poorly, as pandemic-driven travel restrictions ground its tourism industry to a halt. The best performers included China, Korea and Taiwan, all of which took aggressive measures to contain the COVID-19 virus.
Contributors and detractors
From a country perspective, stock selection within China led positive contributions. Selection was also notably positive within India, Russia and Taiwan. Selection weighed on performance within Brazil and Indonesia. In terms of sector allocation, overweights to consumer discretionary and health care contributed positively, as did underweights to consumer staples and financials. Selection was most positive within communications services and information technology, while having a modest negative impact within consumer discretionary and real estate.
With respect to the Fund’s China holdings, a leading positive contributor was Tencent Holdings Ltd. within communication services. Tencent has a massive digital presence encompassing a wide range of segments including gaming, payments, streaming and food delivery, and benefited from increased adoption in a stay-at-home environment. Within health care, Wuxi Biologics has continued to benefit from the trend toward biopharmaceutical companies outsourcing various aspects of the drug development and manufacturing process. Within information technology, enterprise software management company Kingdee International Software Group Co. Ltd. saw demand increase as companies sought to support the ability of employees to work remotely. Finally, a pair of Chinese consumer discretionary companies were standout performers. TAL Education Group was well ahead of the competition in terms of online delivery of educational services, a highly scalable business model which we believed became more relevant post pandemic. Similarly, online retailer JD.com has seen its results boosted with the increase in e-commerce activity driven by the COVID-19 crisis.
Columbia Emerging Markets Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
In India, contributions were highlighted by Reliance Industries Ltd., a traditionally energy-heavy conglomerate which has increased the footprint of its digital platform. Within consumer discretionary, Jubilant Foodworks Ltd. was a notable contributor. The Domino’s Pizza franchisee within India, Jubilant has benefited from the increased interest in home delivery of meals during the pandemic.
In Taiwan, a pair of information technology companies, Silergy Corp. and Taiwan Semiconductor Manufacturing Company (TSMC), outperformed. Silergy is a manufacturer of integrated circuits which benefited from supply chain disruptions around the U.S.-China trade war, while chip foundry TMSC has seen continued growth in demand from “fabless” semiconductor companies who outsource production.
Other notable contributors included a position in leading Russian ecommerce company Yandex NV and out-of-benchmark exposure to Singapore-based Sea Ltd, the provider of Southeast Asia’s dominant digital platform.
On the downside, a position in low-cost airline Azul weighed on return. With Brazil an epicenter of the COVID-19 pandemic, travel restrictions have been especially onerous for Azul. However, we believed that the airliner has a strong balance sheet and is positioned to return to an even more dominant position as conditions normalize. In Indonesia, exposure to real estate company Pakuwon Jati was a drag on results. As a developer of shopping centers and office buildings, we expected the company’s tenants to be under pressure for some time and we sold the position.
Portfolio positioning
Entering a new fiscal period, the Fund’s most meaningful overweights were to the consumer discretionary, communications services, information technology and health care sectors, while underweights included materials, utilities, real estate, consumer staples, energy and industrials. As always, the Fund’s sector weights reflect the results of our bottom-up approach to selecting individual securities.
We believe the Fund’s strong results over the most recent period were driven by our having successfully grasped the transformation that has taken place across emerging markets in recent years. The composition of these markets has shifted in the direction of higher quality, more fundamentally sound companies. It is no longer about “buying a country” and thereby gaining exposure to cyclical, state-owned companies. Today, emerging markets offer numerous opportunities to invest in innovative companies with strong business models and secular growth potential. In this vein, many of the leading contributors to relative performance over the fiscal period were companies that were successfully leveraging digital technology to address consumer demand or the work from home trend.
In addition to the improved composition of the universe, we believe emerging market equities as an asset class appear attractively valued relative to developed markets after more than a decade of underperformance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Emerging Markets Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,192.70	1,017.49	8.53	7.85	1.54
Advisor Class	1,000.00	1,000.00	1,194.30	1,018.75	7.15	6.58	1.29
Class C	1,000.00	1,000.00	1,187.60	1,013.70	12.66	11.65	2.29
Institutional Class	1,000.00	1,000.00	1,194.30	1,018.75	7.15	6.58	1.29
Institutional 2 Class	1,000.00	1,000.00	1,195.20	1,019.46	6.38	5.87	1.15
Institutional 3 Class	1,000.00	1,000.00	1,195.10	1,019.71	6.10	5.61	1.10
Class R	1,000.00	1,000.00	1,191.00	1,016.23	9.91	9.12	1.79
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Emerging Markets Fund | Annual Report 2020	7

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Argentina 1.5%
Globant SA(a)	50,558	8,978,090
MercadoLibre, Inc.(a)	11,797	13,785,856
Total		22,763,946
Brazil 8.4%
Afya Ltd., Class A(a)	540,939	13,831,810
Arco Platform Ltd., Class A(a)	135,326	6,122,148
BK Brasil Operacao e Assessoria a Restaurantes SA	2,973,749	5,938,270
Hapvida Participacoes e Investimentos SA	322,300	3,841,597
Itaú Unibanco Holding SA, ADR	1,981,293	8,440,308
Linx SA	566,300	3,668,520
Localiza Rent a Car SA	1,040,622	9,216,205
Lojas Renner SA	820,440	6,583,288
Magazine Luiza SA	1,256,800	21,529,740
Notre Dame Intermedica Participacoes SA	556,300	7,615,680
Pagseguro Digital Ltd., Class A(a)	197,429	8,319,658
Stone Co., Ltd., Class A(a)	314,911	16,060,461
Vasta Platform Ltd.(a)	257,711	4,048,640
XP, Inc., Class A(a)	236,822	11,696,639
Total		126,912,964
Canada 0.6%
Parex Resources, Inc.(a)	652,110	8,924,110
China 37.0%
Alibaba Group Holding Ltd., ADR(a)	506,586	145,405,380
BeiGene Ltd., ADR(a)	36,351	8,781,311
Burning Rock Biotech Ltd., ADR(a)	161,169	3,716,557
China Animal Healthcare Ltd.(a),(b),(c)	6,354,000	1
China Resources Cement Holdings Ltd.	10,788,000	15,710,593
Country Garden Services Holdings Co., Ltd.	2,431,000	16,937,095
Glodon Co., Ltd., Class A	564,815	5,737,617
Hangzhou Robam Appliances Co., Ltd., Class A	1,255,730	7,138,754
JD.com, Inc., ADR(a)	487,823	38,362,401
KE Holdings, Inc., ADR(a)	94,879	4,866,344
Kingdee International Software Group Co., Ltd.(a)	3,663,000	9,323,157
Kweichow Moutai Co., Ltd., Class A	47,348	12,331,657
Li Ning Co., Ltd.	4,799,000	20,270,520
Midea Group Co., Ltd., Class A	903,553	9,295,633
Common Stocks (continued)
Issuer	Shares	Value ($)
NetEase, Inc., ADR	30,144	14,686,458
New Oriental Education & Technology Group, Inc., ADR(a)	78,313	11,483,035
Ping An Insurance Group Co. of China Ltd., Class H	1,584,500	16,916,764
Shenzhou International Group Holdings Ltd.	933,000	15,021,919
Skshu Paint Co., Ltd.	468,619	10,778,156
TAL Education Group, ADR(a)	252,804	18,659,463
Tencent Holdings Ltd.	1,774,600	121,237,764
WuXi AppTec Co., Ltd., Class H	1,001,952	14,811,967
Wuxi Biologics Cayman, Inc.(a)	1,199,000	31,042,130
Xpeng, Inc., ADR(a)	245,346	5,029,593
Total		557,544,269
Hong Kong 2.7%
AIA Group Ltd.	1,464,400	15,002,423
Galaxy Entertainment Group Ltd.	855,000	6,721,335
Melco Resorts & Entertainment Ltd., ADR	157,433	3,073,092
Techtronic Industries Co., Ltd.	1,301,000	16,476,053
Total		41,272,903
Hungary 1.6%
OTP Bank Nyrt(a)	535,777	18,044,107
Richter Gedeon Nyrt(a)	261,293	6,363,652
Total		24,407,759
India 11.7%
Apollo Hospitals Enterprise Ltd.	330,043	7,312,602
Asian Paints Ltd.	324,363	8,369,903
AU Small Finance Bank Ltd.(a)	431,460	3,919,400
Avenue Supermarts Ltd.(a)	265,850	8,130,936
Bajaj Finance Ltd.	176,430	8,372,543
Balkrishna Industries Ltd.	469,054	8,463,136
Bharti Airtel Ltd.	916,401	6,387,739
Eicher Motors Ltd.	281,480	7,999,948
HDFC Bank Ltd., ADR(a)	368,444	18,274,822
HDFC Life Insurance Co., Ltd.(a)	1,144,623	8,938,584
Indraprastha Gas Ltd.	555,265	2,973,803
Jubilant Foodworks Ltd.	149,811	4,266,265
Kotak Mahindra Bank Ltd.(a)	739,564	14,103,837
Mindtree Ltd.	331,681	5,210,032
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Emerging Markets Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Petronet LNG Ltd.	2,285,927	7,463,140
Reliance Industries Ltd.	1,339,976	37,847,015
SBI Cards & Payment Services Ltd.	998,918	10,974,514
Tech Mahindra Ltd.	699,091	7,040,999
Total		176,049,218
Indonesia 4.2%
PT Ace Hardware Indonesia Tbk	71,267,400	7,559,630
PT Bank BTPN Syariah Tbk	31,073,100	8,319,331
PT Bank Central Asia Tbk	11,951,100	25,742,298
PT Bank Rakyat Indonesia Persero Tbk	90,246,600	21,741,498
Total		63,362,757
Philippines 0.9%
Ayala Land, Inc.	14,476,900	8,584,128
BDO Unibank, Inc.	2,673,530	4,741,576
Total		13,325,704
Poland 1.0%
Dino Polska SA(a)	248,257	15,054,410
Russian Federation 5.2%
Detsky Mir PJSC	3,393,890	5,336,913
Lukoil PJSC, ADR	187,871	12,826,349
Sberbank of Russia PJSC, ADR(a)	1,223,409	14,700,096
TCS Group Holding PLC, GDR(d)	290,182	7,123,968
Yandex NV, Class A(a)	566,647	38,662,325
Total		78,649,651
South Africa 2.2%
AVI Ltd.	795,349	3,240,749
Capitec Bank Holdings Ltd.	95,555	4,690,240
Clicks Group Ltd.	219,159	2,973,620
Naspers Ltd., Class N	121,608	22,173,364
Total		33,077,973
South Korea 9.7%
Ecopro BM Co., Ltd.	44,605	5,801,727
Kakao Corp.	38,365	13,108,625
NAVER Corp.	61,712	16,710,318
Pearl Abyss Corp.(a)	32,816	5,021,971
Samsung Electro-Mechanics Co., Ltd.	140,004	14,630,320
Samsung Electronics Co., Ltd.	1,236,697	56,153,649
Samsung SDI Co., Ltd.	33,275	12,634,389
Common Stocks (continued)
Issuer	Shares	Value ($)
SK Hynix, Inc.	340,819	21,538,396
Total		145,599,395
Taiwan 8.9%
Delta Electronics	645,000	4,148,245
MediaTek, Inc.	909,000	17,189,074
Sea Ltd. ADR(a)	79,693	12,177,887
Silergy Corp.	143,000	9,071,050
Taiwan Semiconductor Manufacturing Co., Ltd.	5,830,048	84,973,424
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	79,182	6,275,174
Total		133,834,854
Thailand 2.0%
Mega Lifesciences PCL, Foreign Registered Shares	4,650,400	5,667,166
Muangthai Capital PCL, Foreign Registered Shares	7,767,800	12,432,101
Srisawad Corp., PCL, Foreign Registered Shares	4,071,910	5,987,610
Tisco Financial Group PCL, Foreign Registered Shares	2,772,900	6,013,561
Total		30,100,438
Virgin Islands 0.4%
Mail.Ru Group Ltd., GDR(a),(d)	196,280	5,922,510
Total Common Stocks (Cost $776,177,144)		1,476,802,861

Preferred Stocks 2.0%
Issuer	Shares	Value ($)
Brazil 0.9%
Azul SA(a)	1,959,300	7,918,025
Lojas Americanas SA	1,029,211	6,067,996
Total		13,986,021
South Korea 1.1%
Samsung Electronics Co., Ltd.	399,050	15,940,666
Total Preferred Stocks (Cost $22,551,210)		29,926,687

Rights 0.0%
Issuer	Shares	Value ($)
Thailand 0.0%
Srisawad Corp. PCL(a)	162,876	55,631
Total Rights (Cost $54,125)		55,631

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
August 31, 2020
Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(e),(f)	1,772,051	1,772,051
Total Money Market Funds (Cost $1,772,045)		1,772,051
Total Investments in Securities (Cost $800,554,524)		1,508,557,230
Other Assets & Liabilities, Net		(1,253,118)
Net Assets		$1,507,304,112
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2020, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2020, the total value of these securities amounted to $13,046,478, which represents 0.87% of total net assets.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	31,141,831	311,218,165	(340,587,951)	6	1,772,051	(5,028)	275,176	1,772,051
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	22,763,946	—	—	22,763,946
Brazil	126,912,964	—	—	126,912,964
Canada	8,924,110	—	—	8,924,110
China	250,990,542	306,553,726	1	557,544,269
Hong Kong	3,073,092	38,199,811	—	41,272,903
Hungary	—	24,407,759	—	24,407,759
India	18,274,822	157,774,396	—	176,049,218
Indonesia	—	63,362,757	—	63,362,757
Philippines	—	13,325,704	—	13,325,704
Poland	—	15,054,410	—	15,054,410
Russian Federation	38,662,325	39,987,326	—	78,649,651
South Africa	—	33,077,973	—	33,077,973
South Korea	—	145,599,395	—	145,599,395
Taiwan	18,453,061	115,381,793	—	133,834,854
Thailand	—	30,100,438	—	30,100,438
Virgin Islands	—	5,922,510	—	5,922,510
Total Common Stocks	488,054,862	988,747,998	1	1,476,802,861
Preferred Stocks
Brazil	13,986,021	—	—	13,986,021
South Korea	—	15,940,666	—	15,940,666
Total Preferred Stocks	13,986,021	15,940,666	—	29,926,687
Rights
Thailand	—	55,631	—	55,631
Total Rights	—	55,631	—	55,631
Money Market Funds	1,772,051	—	—	1,772,051
Total Investments in Securities	503,812,934	1,004,744,295	1	1,508,557,230
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2020	11

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $798,782,479)	$1,506,785,179
Affiliated issuers (cost $1,772,045)	1,772,051
Receivable for:
Investments sold	2,561,132
Capital shares sold	1,452,457
Dividends	654,651
Foreign tax reclaims	11,103
Prepaid expenses	7,923
Trustees’ deferred compensation plan	118,638
Total assets	1,513,363,134
Liabilities
Payable for:
Capital shares purchased	1,274,846
Foreign capital gains taxes deferred	4,221,178
Management services fees	126,930
Distribution and/or service fees	7,437
Transfer agent fees	133,763
Compensation of board members	252
Compensation of chief compliance officer	73
Other expenses	175,905
Trustees’ deferred compensation plan	118,638
Total liabilities	6,059,022
Net assets applicable to outstanding capital stock	$1,507,304,112
Represented by
Paid in capital	837,394,332
Total distributable earnings (loss)	669,909,780
Total - representing net assets applicable to outstanding capital stock	$1,507,304,112
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
August 31, 2020
Class A
Net assets	$280,740,723
Shares outstanding	17,992,989
Net asset value per share	$15.60
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.55
Advisor Class
Net assets	$43,985,906
Shares outstanding	2,762,664
Net asset value per share	$15.92
Class C
Net assets	$15,742,322
Shares outstanding	1,085,660
Net asset value per share	$14.50
Institutional Class
Net assets	$260,558,342
Shares outstanding	16,487,424
Net asset value per share	$15.80
Institutional 2 Class
Net assets	$238,994,308
Shares outstanding	15,015,790
Net asset value per share	$15.92
Institutional 3 Class
Net assets	$661,551,533
Shares outstanding	41,382,530
Net asset value per share	$15.99
Class R
Net assets	$5,730,978
Shares outstanding	373,621
Net asset value per share	$15.34
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2020	13

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$18,363,647
Dividends — affiliated issuers	275,176
Interfund lending	529
Foreign taxes withheld	(1,964,643)
Total income	16,674,709
Expenses:
Management services fees	13,690,857
Distribution and/or service fees
Class A	637,997
Class C	144,936
Class R	32,531
Transfer agent fees
Class A	504,693
Advisor Class	55,752
Class C	28,656
Institutional Class	445,154
Institutional 2 Class	106,741
Institutional 3 Class	50,628
Class R	12,828
Compensation of board members	30,675
Custodian fees	422,471
Printing and postage fees	87,028
Registration fees	177,964
Audit fees	65,748
Legal fees	33,830
Interest on interfund lending	670
Compensation of chief compliance officer	462
Other	180,738
Total expenses	16,710,359
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(148,034)
Expense reduction	(1,481)
Total net expenses	16,560,844
Net investment income	113,865
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,787,316
Investments — affiliated issuers	(5,028)
Foreign currency translations	(1,165,736)
Net realized gain	7,616,552
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	333,114,902
Investments — affiliated issuers	6
Foreign currency translations	(48,714)
Foreign capital gains tax	(4,220,815)
Net change in unrealized appreciation (depreciation)	328,845,379
Net realized and unrealized gain	336,461,931
Net increase in net assets resulting from operations	$336,575,796
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment income	$113,865	$5,524,203
Net realized gain (loss)	7,616,552	(15,013,235)
Net change in unrealized appreciation (depreciation)	328,845,379	9,831,756
Net increase in net assets resulting from operations	336,575,796	342,724
Distributions to shareholders
Net investment income and net realized gains
Class A	(352,640)	—
Advisor Class	(90,619)	(24,274)
Institutional Class	(799,684)	(200,983)
Institutional 2 Class	(839,179)	(359,831)
Institutional 3 Class	(3,424,155)	(2,014,299)
Total distributions to shareholders	(5,506,277)	(2,599,387)
Decrease in net assets from capital stock activity	(100,581,917)	(86,007,158)
Total increase (decrease) in net assets	230,487,602	(88,263,821)
Net assets at beginning of year	1,276,816,510	1,365,080,331
Net assets at end of year	$1,507,304,112	$1,276,816,510
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2020	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,366,558	31,201,519	3,226,742	37,908,150
Distributions reinvested	24,245	337,978	—	—
Redemptions	(4,939,550)	(63,264,057)	(5,414,706)	(63,444,477)
Net decrease	(2,548,747)	(31,724,560)	(2,187,964)	(25,536,327)
Advisor Class
Subscriptions	1,706,606	23,720,610	876,086	10,474,656
Distributions reinvested	3,868	54,924	1,432	15,556
Redemptions	(817,199)	(10,682,774)	(977,592)	(11,589,595)
Net increase (decrease)	893,275	13,092,760	(100,074)	(1,099,383)
Class C
Subscriptions	157,150	1,955,115	279,757	3,043,581
Redemptions	(377,026)	(4,468,756)	(911,098)	(9,990,004)
Net decrease	(219,876)	(2,513,641)	(631,341)	(6,946,423)
Institutional Class
Subscriptions	6,964,392	92,041,250	7,907,090	92,844,941
Distributions reinvested	33,895	477,922	12,604	135,877
Redemptions	(7,655,513)	(94,663,389)	(7,311,724)	(86,023,138)
Net increase (decrease)	(657,226)	(2,144,217)	607,970	6,957,680
Institutional 2 Class
Subscriptions	7,202,064	92,394,274	5,860,742	68,952,373
Distributions reinvested	59,105	838,115	33,128	359,106
Redemptions	(5,291,466)	(69,921,745)	(5,409,492)	(63,203,448)
Net increase	1,969,703	23,310,644	484,378	6,108,031
Institutional 3 Class
Subscriptions	9,417,308	124,275,074	7,975,489	94,409,262
Distributions reinvested	119,756	1,705,319	85,596	932,136
Redemptions	(17,184,807)	(223,901,528)	(13,227,089)	(158,079,243)
Net decrease	(7,647,743)	(97,921,135)	(5,166,004)	(62,737,845)
Class R
Subscriptions	121,436	1,559,466	165,990	1,911,070
Redemptions	(343,732)	(4,241,234)	(391,268)	(4,534,318)
Net decrease	(222,296)	(2,681,768)	(225,278)	(2,623,248)
Class T
Redemptions	—	—	(12,005)	(129,643)
Net decrease	—	—	(12,005)	(129,643)
Total net decrease	(8,432,910)	(100,581,917)	(7,230,318)	(86,007,158)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Fund | Annual Report 2020

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Columbia Emerging Markets Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 8/31/2020	$12.15	(0.04)	3.51	3.47	(0.02)	(0.02)
Year Ended 8/31/2019	$12.15	0.01	(0.01)	0.00(e)	—	—
Year Ended 8/31/2018	$12.62	0.02	(0.47)	(0.45)	(0.02)	(0.02)
Year Ended 8/31/2017	$9.99	0.01	2.62	2.63	—	—
Year Ended 8/31/2016	$8.79	(0.01)	1.21	1.20	—	—
Advisor Class
Year Ended 8/31/2020	$12.39	(0.01)	3.59	3.58	(0.05)	(0.05)
Year Ended 8/31/2019	$12.38	0.04	(0.02)	0.02	(0.01)	(0.01)
Year Ended 8/31/2018	$12.84	0.02	(0.43)	(0.41)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.14	0.07	2.63	2.70	—	—
Year Ended 8/31/2016	$8.90	0.01	1.23	1.24	—	—
Class C
Year Ended 8/31/2020	$11.36	(0.13)	3.27	3.14	—	—
Year Ended 8/31/2019	$11.45	(0.08)	(0.01)	(0.09)	—	—
Year Ended 8/31/2018	$11.96	(0.08)	(0.43)	(0.51)	—	—
Year Ended 8/31/2017	$9.54	(0.06)	2.48	2.42	—	—
Year Ended 8/31/2016	$8.45	(0.08)	1.17	1.09	—	—
Institutional Class
Year Ended 8/31/2020	$12.30	(0.01)	3.56	3.55	(0.05)	(0.05)
Year Ended 8/31/2019	$12.29	0.05	(0.03)	0.02	(0.01)	(0.01)
Year Ended 8/31/2018	$12.76	0.05	(0.47)	(0.42)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.07	0.04	2.65	2.69	—	—
Year Ended 8/31/2016	$8.84	0.01	1.22	1.23	—	—
Institutional 2 Class
Year Ended 8/31/2020	$12.38	0.01	3.60	3.61	(0.07)	(0.07)
Year Ended 8/31/2019	$12.37	0.07	(0.03)	0.04	(0.03)	(0.03)
Year Ended 8/31/2018	$12.84	0.08	(0.49)	(0.41)	(0.06)	(0.06)
Year Ended 8/31/2017	$10.12	0.06	2.66	2.72	—	—
Year Ended 8/31/2016	$8.87	0.05	1.20	1.25	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2020	$15.60	28.56%	1.55%(c)	1.54%(c),(d)	(0.29%)	29%	$280,741
Year Ended 8/31/2019	$12.15	0.00%	1.58%(c)	1.58%(c)	0.12%	38%	$249,512
Year Ended 8/31/2018	$12.15	(3.58%)	1.54%	1.54%(d)	0.12%	39%	$276,209
Year Ended 8/31/2017	$12.62	26.33%	1.65%(f)	1.62%(d),(f)	0.14%	51%	$270,816
Year Ended 8/31/2016	$9.99	13.65%	1.67%(f)	1.67%(d),(f)	(0.16%)	81%	$244,190
Advisor Class
Year Ended 8/31/2020	$15.92	28.92%	1.30%(c)	1.29%(c),(d)	(0.07%)	29%	$43,986
Year Ended 8/31/2019	$12.39	0.20%	1.33%(c)	1.33%(c)	0.36%	38%	$23,161
Year Ended 8/31/2018	$12.38	(3.26%)	1.29%	1.29%(d)	0.14%	39%	$24,379
Year Ended 8/31/2017	$12.84	26.63%	1.41%(f)	1.37%(d),(f)	0.68%	51%	$21,298
Year Ended 8/31/2016	$10.14	13.93%	1.42%(f)	1.42%(d),(f)	0.13%	81%	$2,205
Class C
Year Ended 8/31/2020	$14.50	27.64%	2.30%(c)	2.29%(c),(d)	(1.04%)	29%	$15,742
Year Ended 8/31/2019	$11.36	(0.79%)	2.33%(c)	2.33%(c)	(0.69%)	38%	$14,830
Year Ended 8/31/2018	$11.45	(4.26%)	2.29%	2.29%(d)	(0.62%)	39%	$22,177
Year Ended 8/31/2017	$11.96	25.37%	2.40%(f)	2.37%(d),(f)	(0.57%)	51%	$24,616
Year Ended 8/31/2016	$9.54	12.90%	2.42%(f)	2.42%(d),(f)	(0.92%)	81%	$19,419
Institutional Class
Year Ended 8/31/2020	$15.80	28.89%	1.30%(c)	1.29%(c),(d)	(0.04%)	29%	$260,558
Year Ended 8/31/2019	$12.30	0.20%	1.33%(c)	1.33%(c)	0.41%	38%	$210,844
Year Ended 8/31/2018	$12.29	(3.35%)	1.29%	1.29%(d)	0.40%	39%	$203,193
Year Ended 8/31/2017	$12.76	26.71%	1.40%(f)	1.37%(d),(f)	0.39%	51%	$179,501
Year Ended 8/31/2016	$10.07	13.91%	1.42%(f)	1.42%(d),(f)	0.07%	81%	$647,011
Institutional 2 Class
Year Ended 8/31/2020	$15.92	29.19%	1.16%(c)	1.15%(c)	0.10%	29%	$238,994
Year Ended 8/31/2019	$12.38	0.36%	1.18%(c)	1.18%(c)	0.55%	38%	$161,554
Year Ended 8/31/2018	$12.37	(3.22%)	1.16%	1.16%	0.58%	39%	$155,442
Year Ended 8/31/2017	$12.84	26.88%	1.22%(f)	1.22%(f)	0.57%	51%	$123,364
Year Ended 8/31/2016	$10.12	14.09%	1.26%(f)	1.26%(f)	0.54%	81%	$113,041
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2020	$12.44	0.02	3.60	3.62	(0.07)	(0.07)
Year Ended 8/31/2019	$12.43	0.07	(0.02)	0.05	(0.04)	(0.04)
Year Ended 8/31/2018	$12.90	0.07	(0.47)	(0.40)	(0.07)	(0.07)
Year Ended 8/31/2017	$10.17	0.10	2.63	2.73	—	—
Year Ended 8/31/2016	$8.90	0.05	1.22	1.27	—	—
Class R
Year Ended 8/31/2020	$11.96	(0.07)	3.45	3.38	—	—
Year Ended 8/31/2019	$11.99	(0.02)	(0.01)	(0.03)	—	—
Year Ended 8/31/2018	$12.47	(0.02)	(0.46)	(0.48)	—	—
Year Ended 8/31/2017	$9.89	(0.01)	2.59	2.58	—	—
Year Ended 8/31/2016	$8.72	(0.03)	1.20	1.17	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2020	$15.99	29.18%	1.11%(c)	1.10%(c)	0.16%	29%	$661,552
Year Ended 8/31/2019	$12.44	0.43%	1.13%(c)	1.13%(c)	0.58%	38%	$609,791
Year Ended 8/31/2018	$12.43	(3.18%)	1.10%	1.10%	0.54%	39%	$673,688
Year Ended 8/31/2017	$12.90	26.84%	1.19%(f)	1.19%(f)	0.86%	51%	$726,291
Year Ended 8/31/2016	$10.17	14.27%	1.20%(f)	1.20%(f)	0.58%	81%	$22,104
Class R
Year Ended 8/31/2020	$15.34	28.26%	1.80%(c)	1.79%(c),(d)	(0.54%)	29%	$5,731
Year Ended 8/31/2019	$11.96	(0.25%)	1.83%(c)	1.83%(c)	(0.16%)	38%	$7,125
Year Ended 8/31/2018	$11.99	(3.85%)	1.79%	1.79%(d)	(0.17%)	39%	$9,847
Year Ended 8/31/2017	$12.47	26.09%	1.90%(f)	1.87%(d),(f)	(0.08%)	51%	$12,175
Year Ended 8/31/2016	$9.89	13.42%	1.92%(f)	1.92%(d),(f)	(0.37%)	81%	$9,683
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2020	21

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Emerging Markets Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Emerging Markets Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
August 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 1.03% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
24	Columbia Emerging Markets Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Advisor Class	0.20
Class C	0.20
Institutional Class	0.20
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.20
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,481.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Emerging Markets Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
August 31, 2020
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	123,398
Class C	—	1.00(b)	2,344

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.54%	1.65%
Advisor Class	1.29	1.40
Class C	2.29	2.40
Institutional Class	1.29	1.40
Institutional 2 Class	1.15	1.26
Institutional 3 Class	1.10	1.21
Class R	1.79	1.90
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Emerging Markets Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, capital loss carryforward, foreign capital gains tax, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
5,871,966	(5,871,966)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,506,277	—	5,506,277	2,599,387	—	2,599,387
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
20,026,532	—	(38,898,952)	693,175,587
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
815,381,643	733,971,398	(40,795,811)	693,175,587
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(38,898,952)	—	(38,898,952)	1,650,089
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Emerging Markets Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
August 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $376,338,367 and $457,227,565, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,300,000	0.79	9
Lender	2,275,000	1.12	4
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
28	Columbia Emerging Markets Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Note 9. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. The public health crises caused by the COVID-19 outbreak have exacerbated political and diplomatic tensions between the United States and China, which could adversely affect international trade and the value of the Fund’s portfolio securities. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Columbia Emerging Markets Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
August 31, 2020
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
30	Columbia Emerging Markets Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Shareholder concentration risk
At August 31, 2020, two unaffiliated shareholders of record owned 37.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 31.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Emerging Markets Fund | Annual Report 2020	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Emerging Markets Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
84.95%	0.15%	$1,906,635	$0.02	$18,305,638	$0.19
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Columbia Emerging Markets Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
34	Columbia Emerging Markets Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Columbia Emerging Markets Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
36	Columbia Emerging Markets Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
Columbia Emerging Markets Fund | Annual Report 2020	37

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Emerging Markets Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
38	Columbia Emerging Markets Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the fourth, twelfth and fourteenth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Columbia Emerging Markets Fund | Annual Report 2020	39

Board Consideration and Approval of Management
Agreement  (continued)

Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the fifth and fourth quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management
40	Columbia Emerging Markets Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Emerging Markets Fund | Annual Report 2020	41

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Columbia Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN142_08_K01_(10/20)

Annual Report
August 31, 2020
Columbia Greater China Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Greater China Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Greater China Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Co-Portfolio Manager
Managed Fund since January 2019
Derek Lin, CFA
Co-Portfolio Manager
Managed Fund since January 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/16/97	53.06	18.66	10.49
	Including sales charges		44.24	17.27	9.84
Advisor Class*		03/19/13	53.43	18.96	10.69
Class C	Excluding sales charges	05/16/97	51.91	17.77	9.66
	Including sales charges		50.91	17.77	9.66
Institutional Class		05/16/97	53.44	18.96	10.77
Institutional 2 Class*		11/08/12	53.53	19.08	10.80
Institutional 3 Class*		03/01/17	53.60	18.98	10.64
MSCI China Index (Net)			37.30	13.72	7.77
Hang Seng Index			-1.05	3.05	2.10
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.
The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Greater China Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2010 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2020)
Communication Services	20.6
Consumer Discretionary	43.4
Consumer Staples	6.2
Energy	0.6
Financials	8.0
Health Care	10.7
Industrials	4.2
Information Technology	2.0
Materials	2.8
Real Estate	1.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2020)
China	94.8
Hong Kong	2.9
United States(a)	2.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Greater China Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2020, the Fund’s Class A shares returned 53.06% excluding sales charges. The Fund’s performance exceeded that of its benchmark, the MSCI China Index (Net), which returned 37.30%, as well as the Hang Seng Index, which returned -1.05%, for the same 12-month period. Both sector allocation and stock selection contributed notably to the Fund’s outperformance relative to the benchmark.
Market overview
The 12 months that ended August 31, 2020 saw extraordinary volatility across all risk assets including equities in China and other emerging markets. Entering the period, emerging market sentiment was supported by low U.S. interest rates, with the Federal Reserve (the Fed) cutting its benchmark overnight lending rate target by a quarter-point at both its September and October 2019 meetings. Sentiment was also boosted in mid-December as a “phase one” trade deal between the U.S. and China was announced.
After a benign start to 2020, financial markets experienced a sharp reversal beginning mid-February, as growing public health concerns over the COVID-19 virus originating in China led to shutdown measures that brought the global economy to a near standstill. Adding to the disruption, the price of oil collapsed from the combined weight of a lowered demand outlook due to the pandemic and an ill-timed price war between Saudi Arabia and Russia. Investors in risk assets headed for the exits and the ensuing flight to safety sent U.S. Treasury yields on the way to all-time lows.
The policy response was rapid as global central banks and governments took extraordinary measures in the effort to keep businesses and consumers from going under. The Fed led the way, slashing its benchmark overnight lending rate to zero in mid-March, while resurrecting financial crisis-era lending facilities and launching a wide-ranging bond purchase program. China initiated a significant stimulus program focused on infrastructure and sustainable growth. In addition, the Chinese government implemented shutdown and quarantine measures that resulted in the country being among the first to returning to reasonably normal conditions, along with other Asian nations including Korea and Taiwan. The result was a powerful rally in Chinese equities.
Contributors and detractors
For the 12 months ended August 31, 2020, performance in the Chinese market was led by the information technology, consumer discretionary and health care sectors. By contrast, energy and utilities were in negative territory while financials were essentially flat.
Both sector allocation and stock selection contributed notably to the Fund’s outperformance relative to the benchmark. In sector terms, overweights to consumer discretionary and health care contributed positively, as did underweights to financials, real estate and utilities. Stock selection was most positive within communication services, materials, information technology and industrials, while not detracting materially within any sector.
Within communication services, contributions were led by exposure to Tencent and Netease. Tencent has a massive digital presence encompassing a wide range of segments including gaming, payments, streaming and food delivery, and benefited from increased adoption in a stay-at-home environment. Similarly, internet technology company Netease benefited from increased interest in online games under quarantine conditions. A pair of Chinese consumer discretionary companies were also standout performers. TAL Education Group is well ahead of the competition in terms of online delivery of educational services, a highly scalable business model which has become more relevant post pandemic. Similarly, online retailer JD.com has seen its results boosted with the increase in ecommerce activity driven by the COVID-19 crisis. Within consumer staples, premium liquor manufacturers Kweichow Moutai Co., Ltd. and Wuliangye Yibin Co., Ltd. were notable contributors as high-end consumption rebounded along with the domestic economy post pandemic. Wuxi Biologics continued to benefit from the trend toward biopharmaceutical companies outsourcing various aspects of the drug development and manufacturing process. Within information technology, enterprise software management company Kingdee International Software Group Co. Ltd. saw demand increase as companies sought to support the ability of employees to work remotely.
Columbia Greater China Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Laggards included Ping An Insurance as historically low global interest rates proved a headwind to results for many companies within financials. We continue to believe the company is well-positioned given its market leadership to address the underpenetrated Chinese insurance market. Energy company CNOOC Ltd. was negatively impacted by the oil price weakness seen during the period. Within consumer discretionary, pandemic-driven travel restrictions weighed on results for Trip.com Group Ltd., and we exited the position.
Portfolio positioning
Entering a new fiscal period, the Fund’s most meaningful overweights were to the consumer discretionary, and health care sectors, while underweights included financials, information technology, energy, real estate and utilities. As always, the Fund’s sector weights reflect the residue of our bottom-up approach to selecting individual securities.
We believe the Fund’s strong results over the most recent period were driven by our having successfully grasped the transformation that has taken place across China and other emerging markets in recent years. The composition of the Chinese market has shifted in the direction of higher quality, more fundamentally sound companies. It is no longer about “buying a country” and thereby gaining exposure to cyclical, state-owned companies. Today, China offers numerous opportunities to invest in innovative companies with strong business models and secular growth potential. In this vein, many of the leading contributors to relative performance over the fiscal period are companies that are successfully leveraging digital technology to address growing consumer demand or the work from home trend.
As noted, China was among the first countries to return to economic normalcy, relatively speaking, in the wake of the COVID-19 crisis. We continue to believe the long-term outlook for China’s “new economy” remains robust and that market volatility can create opportunities to invest in high quality companies at reasonable prices.
Marketrisk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Greater China region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. As a non-diversified fund, fewer investments could have a greater affect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Greater China Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,364.90	1,017.74	8.91	7.60	1.49
Advisor Class	1,000.00	1,000.00	1,366.80	1,019.01	7.42	6.33	1.24
Class C	1,000.00	1,000.00	1,360.00	1,013.95	13.36	11.40	2.24
Institutional Class	1,000.00	1,000.00	1,366.70	1,019.01	7.42	6.33	1.24
Institutional 2 Class	1,000.00	1,000.00	1,367.30	1,019.36	7.00	5.97	1.17
Institutional 3 Class	1,000.00	1,000.00	1,367.70	1,019.61	6.70	5.72	1.12
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Greater China Fund | Annual Report 2020	7

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Communication Services 20.0%
Entertainment 1.8%
NetEase, Inc., ADR	6,167	3,004,624
Interactive Media & Services 18.2%
Tencent Holdings Ltd.	437,200	29,868,788
Total Communication Services		32,873,412
Consumer Discretionary 42.3%
Diversified Consumer Services 5.6%
New Oriental Education & Technology Group, Inc., ADR(a)	23,226	3,405,628
TAL Education Group, ADR(a)	77,785	5,741,311
Total		9,146,939
Hotels, Restaurants & Leisure 1.1%
Galaxy Entertainment Group Ltd.	80,000	628,897
Melco Resorts & Entertainment Ltd., ADR	56,233	1,097,668
Total		1,726,565
Household Durables 1.2%
Hangzhou Robam Appliances Co., Ltd., Class A	79,200	450,248
Midea Group Co., Ltd., Class A	152,575	1,569,671
Total		2,019,919
Internet & Direct Marketing Retail 27.2%
Alibaba Group Holding Ltd., ADR(a)	119,140	34,196,754
JD.com, Inc., ADR(a)	73,929	5,813,777
Meituan Dianping, Class B(a),(b)	140,800	4,641,360
Total		44,651,891
Specialty Retail 1.6%
China Tourism Group Duty Free Corp., Ltd., Class A	30,900	936,455
Xpeng, Inc., ADR(a)	49,909	1,023,134
Zhongsheng Group Holdings Ltd.	119,000	742,142
Total		2,701,731
Textiles, Apparel & Luxury Goods 5.6%
Li Ning Co., Ltd.	943,000	3,983,143
Shenzhou International Group Holdings Ltd.	322,800	5,197,294
Total		9,180,437
Total Consumer Discretionary		69,427,482
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 6.0%
Beverages 3.2%
China Resources Beer Holdings Co., Ltd.	246,000	1,599,031
Kweichow Moutai Co., Ltd., Class A	10,800	2,812,831
Wuliangye Yibin Co., Ltd., Class A	25,400	888,608
Total		5,300,470
Food Products 2.8%
China Mengniu Dairy Co., Ltd.(a)	718,000	3,526,019
Foshan Haitian Flavouring & Food Co., Ltd., Class A	40,023	1,069,640
Total		4,595,659
Total Consumer Staples		9,896,129
Energy 0.6%
Oil, Gas & Consumable Fuels 0.6%
CNOOC Ltd.	833,500	944,527
Total Energy		944,527
Financials 7.8%
Banks 3.6%
China Construction Bank Corp., Class H	3,989,340	2,811,342
China Merchants Bank Co., Ltd., Class H	306,000	1,459,912
Industrial & Commercial Bank of China Ltd., Class H	2,901,000	1,616,900
Total		5,888,154
Insurance 4.2%
AIA Group Ltd.	154,800	1,585,889
Ping An Insurance Group Co. of China Ltd., Class H	499,500	5,332,864
Total		6,918,753
Total Financials		12,806,907
Health Care 10.5%
Biotechnology 2.8%
BeiGene Ltd., ADR(a)	4,650	1,123,301
Burning Rock Biotech Ltd., ADR(a)	27,715	639,108
CStone Pharmaceuticals(a)	414,000	493,565
Zai Lab Ltd., ADR(a)	28,373	2,251,965
Total		4,507,939
Health Care Equipment & Supplies 0.0%
Kangji Medical Holdings Ltd.(a)	10,000	32,386
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Greater China Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 0.0%
Hygeia Healthcare Holdings Co., Ltd.(a)	10,000	52,644
Health Care Technology 0.6%
Alibaba Health Information Technology Ltd.(a)	422,000	1,017,118
Life Sciences Tools & Services 4.1%
WuXi AppTec Co., Ltd., Class H	167,532	2,476,644
Wuxi Biologics Cayman, Inc.(a)	163,500	4,233,018
Total		6,709,662
Pharmaceuticals 3.0%
China Animal Healthcare Ltd.(a),(c),(d)	1,050,000	0
CSPC Pharmaceutical Group Ltd.	789,600	1,744,557
Jiangsu Hengrui Medicine Co., Ltd., Class A	60,377	834,505
Sino Biopharmaceutical Ltd.	1,980,750	2,279,408
Total		4,858,470
Total Health Care		17,178,219
Industrials 4.1%
Commercial Services & Supplies 2.3%
Country Garden Services Holdings Co., Ltd.	543,000	3,783,152
Electrical Equipment 0.4%
Zhuzhou CRRC Times Electric Co., Ltd., Class H	194,200	622,749
Machinery 0.9%
Techtronic Industries Co., Ltd.	117,000	1,481,705
Transportation Infrastructure 0.5%
Shanghai International Airport Co., Ltd., Class A	70,800	788,589
Total Industrials		6,676,195
Information Technology 1.9%
Software 1.9%
Glodon Co., Ltd., Class A	92,900	943,715
Kingdee International Software Group Co., Ltd.(a)	549,000	1,397,328
OneConnect Financial Technology Co., Ltd., ADR(a)	37,373	806,136
Total		3,147,179
Total Information Technology		3,147,179
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.7%
Chemicals 1.5%
Skshu Paint Co., Ltd.	111,220	2,558,041
Construction Materials 1.2%
China Resources Cement Holdings Ltd.	1,338,000	1,948,533
Total Materials		4,506,574
Real Estate 1.5%
Real Estate Management & Development 1.5%
China Resources Land Ltd.	346,000	1,598,385
KE Holdings, Inc., ADR(a)	16,236	832,745
Total		2,431,130
Total Real Estate		2,431,130
Total Common Stocks (Cost $58,467,896)		159,887,754

Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(e),(f)	3,817,762	3,817,762
Total Money Market Funds (Cost $3,817,733)		3,817,762
Total Investments in Securities (Cost: $62,285,629)		163,705,516
Other Assets & Liabilities, Net		448,693
Net Assets		164,154,209

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
August 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2020, the total value of these securities amounted to $4,641,360, which represents 2.83% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2020, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	635,836	49,909,733	(46,727,836)	29	3,817,762	2,153	30,908	3,817,762
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Greater China Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,004,624	29,868,788	—	32,873,412
Consumer Discretionary	51,278,272	18,149,210	—	69,427,482
Consumer Staples	—	9,896,129	—	9,896,129
Energy	—	944,527	—	944,527
Financials	—	12,806,907	—	12,806,907
Health Care	4,014,374	13,163,845	0*	17,178,219
Industrials	—	6,676,195	—	6,676,195
Information Technology	806,136	2,341,043	—	3,147,179
Materials	—	4,506,574	—	4,506,574
Real Estate	832,745	1,598,385	—	2,431,130
Total Common Stocks	59,936,151	99,951,603	0*	159,887,754
Money Market Funds	3,817,762	—	—	3,817,762
Total Investments in Securities	63,753,913	99,951,603	0*	163,705,516

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2020	11

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $58,467,896)	$159,887,754
Affiliated issuers (cost $3,817,733)	3,817,762
Receivable for:
Investments sold	359,478
Capital shares sold	166,301
Dividends	9,735
Prepaid expenses	814
Trustees’ deferred compensation plan	76,020
Total assets	164,317,864
Liabilities
Payable for:
Capital shares purchased	33,002
Management services fees	13,042
Distribution and/or service fees	2,133
Transfer agent fees	15,596
Compensation of chief compliance officer	8
Audit fees	14,750
Other expenses	9,104
Trustees’ deferred compensation plan	76,020
Total liabilities	163,655
Net assets applicable to outstanding capital stock	$164,154,209
Represented by
Paid in capital	55,095,932
Total distributable earnings (loss)	109,058,277
Total - representing net assets applicable to outstanding capital stock	$164,154,209
Class A
Net assets	$91,892,191
Shares outstanding	1,355,083
Net asset value per share	$67.81
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$71.95
Advisor Class
Net assets	$3,084,391
Shares outstanding	40,616
Net asset value per share	$75.94
Class C
Net assets	$2,517,144
Shares outstanding	41,157
Net asset value per share	$61.16
Institutional Class
Net assets	$31,844,148
Shares outstanding	427,590
Net asset value per share	$74.47
Institutional 2 Class
Net assets	$2,842,245
Shares outstanding	37,258
Net asset value per share(a)	$76.28
Institutional 3 Class
Net assets	$31,974,090
Shares outstanding	430,216
Net asset value per share	$74.32

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Greater China Fund | Annual Report 2020

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$1,335,873
Dividends — affiliated issuers	30,908
Foreign taxes withheld	(81,557)
Total income	1,285,224
Expenses:
Management services fees	1,181,954
Distribution and/or service fees
Class A	180,624
Class C	23,228
Transfer agent fees
Class A	97,547
Advisor Class	2,099
Class C	3,134
Institutional Class	40,589
Institutional 2 Class	1,763
Institutional 3 Class	1,304
Compensation of board members	14,265
Custodian fees	18,699
Printing and postage fees	19,719
Registration fees	91,218
Audit fees	32,114
Legal fees	3,176
Interest on interfund lending	305
Compensation of chief compliance officer	42
Other	19,169
Total expenses	1,730,949
Expense reduction	(340)
Total net expenses	1,730,609
Net investment loss	(445,385)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,541,549
Investments — affiliated issuers	2,153
Foreign currency translations	(6,804)
Net realized gain	9,536,898
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	47,352,072
Investments — affiliated issuers	29
Foreign currency translations	(35)
Net change in unrealized appreciation (depreciation)	47,352,066
Net realized and unrealized gain	56,888,964
Net increase in net assets resulting from operations	$56,443,579
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment income (loss)	$(445,385)	$43,071
Net realized gain	9,536,898	2,541,543
Net change in unrealized appreciation (depreciation)	47,352,066	(2,754,944)
Net increase (decrease) in net assets resulting from operations	56,443,579	(170,330)
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,090,378)	(3,661,678)
Advisor Class	(14,468)	(97,147)
Class C	(41,720)	(279,328)
Institutional Class	(471,779)	(1,849,058)
Institutional 2 Class	(41,139)	(130,519)
Institutional 3 Class	(78,202)	(374,829)
Total distributions to shareholders	(1,737,686)	(6,392,559)
Increase (decrease) in net assets from capital stock activity	468,847	(14,903,835)
Total increase (decrease) in net assets	55,174,740	(21,466,724)
Net assets at beginning of year	108,979,469	130,446,193
Net assets at end of year	$164,154,209	$108,979,469
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Greater China Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	180,768	9,915,983	293,595	13,045,239
Distributions reinvested	19,905	971,734	84,947	3,282,349
Redemptions	(306,829)	(15,867,313)	(466,874)	(20,192,754)
Net decrease	(106,156)	(4,979,596)	(88,332)	(3,865,166)
Advisor Class
Subscriptions	30,171	1,677,818	110,263	5,328,559
Distributions reinvested	264	14,428	2,255	97,017
Redemptions	(10,285)	(573,009)	(130,492)	(6,322,936)
Net increase (decrease)	20,150	1,119,237	(17,974)	(897,360)
Class C
Subscriptions	7,319	361,551	19,516	782,288
Distributions reinvested	903	39,976	7,589	268,361
Redemptions	(29,413)	(1,305,487)	(92,940)	(3,736,176)
Net decrease	(21,191)	(903,960)	(65,835)	(2,685,527)
Institutional Class
Subscriptions	124,240	6,869,502	295,807	13,942,662
Distributions reinvested	7,458	399,163	32,556	1,373,839
Redemptions	(338,696)	(19,494,920)	(523,058)	(24,321,127)
Net decrease	(206,998)	(12,226,255)	(194,695)	(9,004,626)
Institutional 2 Class
Subscriptions	17,767	995,545	40,978	2,022,243
Distributions reinvested	746	40,889	3,021	130,388
Redemptions	(40,830)	(2,351,709)	(28,907)	(1,410,541)
Net increase (decrease)	(22,317)	(1,315,275)	15,092	742,090
Institutional 3 Class
Subscriptions	498,391	28,552,192	119,938	5,653,638
Distributions reinvested	1,304	69,554	6,638	278,940
Redemptions	(179,328)	(9,847,050)	(110,078)	(5,123,412)
Net increase	320,367	18,774,696	16,498	809,166
Class T
Redemptions	—	—	(57)	(2,412)
Net decrease	—	—	(57)	(2,412)
Total net increase (decrease)	(16,145)	468,847	(335,303)	(14,903,835)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2020	$45.00	(0.24)	23.82	23.58	—	(0.77)	(0.77)
Year Ended 8/31/2019	$47.25	0.00(e)	0.20(f)	0.20	—	(2.45)	(2.45)
Year Ended 8/31/2018	$45.67	(0.10)	2.62	2.52	(0.28)	(0.66)	(0.94)
Year Ended 8/31/2017	$35.20	0.06	10.41	10.47	—	—	—
Year Ended 8/31/2016	$33.33	(0.04)	3.66	3.62	(0.05)	(1.70)	(1.75)
Advisor Class
Year Ended 8/31/2020	$50.19	0.00(e)	26.52	26.52	—	(0.77)	(0.77)
Year Ended 8/31/2019	$52.25	(0.12)	0.51(f)	0.39	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.38	0.12	2.80	2.92	(0.39)	(0.66)	(1.05)
Year Ended 8/31/2017	$38.74	0.18	11.46	11.64	—	—	—
Year Ended 8/31/2016	$36.53	0.11	3.96	4.07	(0.16)	(1.70)	(1.86)
Class C
Year Ended 8/31/2020	$40.96	(0.59)	21.56	20.97	—	(0.77)	(0.77)
Year Ended 8/31/2019	$43.57	(0.41)	0.25(f)	(0.16)	—	(2.45)	(2.45)
Year Ended 8/31/2018	$42.24	(0.43)	2.42	1.99	—	(0.66)	(0.66)
Year Ended 8/31/2017	$32.81	(0.24)	9.67	9.43	—	—	—
Year Ended 8/31/2016	$31.35	(0.22)	3.38	3.16	—	(1.70)	(1.70)
Institutional Class
Year Ended 8/31/2020	$49.23	(0.12)	26.13	26.01	—	(0.77)	(0.77)
Year Ended 8/31/2019	$51.30	0.08	0.30(f)	0.38	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.49	0.03	2.83	2.86	(0.39)	(0.66)	(1.05)
Year Ended 8/31/2017	$38.05	0.17	11.27	11.44	—	—	—
Year Ended 8/31/2016	$35.91	0.12	3.87	3.99	(0.15)	(1.70)	(1.85)
Institutional 2 Class
Year Ended 8/31/2020	$50.38	(0.10)	26.77	26.67	—	(0.77)	(0.77)
Year Ended 8/31/2019	$52.38	0.16	0.29(f)	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.52	0.11	2.84	2.95	(0.43)	(0.66)	(1.09)
Year Ended 8/31/2017	$38.80	0.22	11.50	11.72	—	—	—
Year Ended 8/31/2016	$36.58	0.24	3.90	4.14	(0.22)	(1.70)	(1.92)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Greater China Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2020	$67.81	53.06%	1.50%(c)	1.50%(c),(d)	(0.47%)	27%	$91,892
Year Ended 8/31/2019	$45.00	1.28%	1.53%(c)	1.53%(c)	0.00%(e)	18%	$65,762
Year Ended 8/31/2018	$47.25	5.41%	1.51%(g)	1.51%(d),(g)	(0.20%)	26%	$73,210
Year Ended 8/31/2017	$45.67	29.74%	1.55%(h)	1.55%(d),(h)	0.17%	35%	$68,323
Year Ended 8/31/2016	$35.20	10.97%	1.60%(g)	1.60%(d),(g)	(0.11%)	39%	$58,385
Advisor Class
Year Ended 8/31/2020	$75.94	53.43%	1.25%(c)	1.25%(c),(d)	0.01%	27%	$3,084
Year Ended 8/31/2019	$50.19	1.53%	1.29%(c)	1.29%(c)	(0.23%)	18%	$1,027
Year Ended 8/31/2018	$52.25	5.69%	1.26%(g)	1.26%(d),(g)	0.22%	26%	$2,008
Year Ended 8/31/2017	$50.38	30.05%	1.30%(h)	1.30%(d),(h)	0.43%	35%	$3,220
Year Ended 8/31/2016	$38.74	11.27%	1.36%(g)	1.36%(d),(g)	0.30%	39%	$3,532
Class C
Year Ended 8/31/2020	$61.16	51.91%	2.25%(c)	2.25%(c),(d)	(1.28%)	27%	$2,517
Year Ended 8/31/2019	$40.96	0.53%	2.28%(c)	2.28%(c)	(1.02%)	18%	$2,554
Year Ended 8/31/2018	$43.57	4.63%	2.26%(g)	2.26%(d),(g)	(0.90%)	26%	$5,585
Year Ended 8/31/2017	$42.24	28.74%	2.29%(h)	2.29%(d),(h)	(0.70%)	35%	$9,130
Year Ended 8/31/2016	$32.81	10.15%	2.36%(g)	2.36%(d),(g)	(0.71%)	39%	$10,952
Institutional Class
Year Ended 8/31/2020	$74.47	53.44%	1.25%(c)	1.25%(c),(d)	(0.22%)	27%	$31,844
Year Ended 8/31/2019	$49.23	1.54%	1.28%(c)	1.28%(c)	0.17%	18%	$31,244
Year Ended 8/31/2018	$51.30	5.68%	1.26%(g)	1.26%(d),(g)	0.05%	26%	$42,542
Year Ended 8/31/2017	$49.49	30.07%	1.29%(h)	1.29%(d),(h)	0.43%	35%	$38,369
Year Ended 8/31/2016	$38.05	11.24%	1.35%(g)	1.35%(d),(g)	0.34%	39%	$40,293
Institutional 2 Class
Year Ended 8/31/2020	$76.28	53.53%	1.17%(c)	1.17%(c)	(0.17%)	27%	$2,842
Year Ended 8/31/2019	$50.38	1.65%	1.20%(c)	1.20%(c)	0.32%	18%	$3,001
Year Ended 8/31/2018	$52.38	5.73%	1.18%(g)	1.18%(g)	0.19%	26%	$2,330
Year Ended 8/31/2017	$50.52	30.21%	1.18%(h)	1.18%(h)	0.54%	35%	$900
Year Ended 8/31/2016	$38.80	11.44%	1.21%(g)	1.21%(g)	0.66%	39%	$879
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2020	$49.08	(0.02)	26.03	26.01	—	(0.77)	(0.77)
Year Ended 8/31/2019	$51.08	0.20	0.25(f)	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.25	0.09	2.83	2.92	(0.43)	(0.66)	(1.09)
Year Ended 8/31/2017(i)	$38.50	0.22	10.53	10.75	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Ratios include line of credit interest expense which is less than 0.01%.
(h)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
08/31/2017	0.06%	0.05%	0.06%	0.06%	0.06%

(i)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(j)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Greater China Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2020	$74.32	53.60%	1.12%(c)	1.12%(c)	(0.04%)	27%	$31,974
Year Ended 8/31/2019	$49.08	1.69%	1.14%(c)	1.14%(c)	0.42%	18%	$5,391
Year Ended 8/31/2018	$51.08	5.82%	1.13%(g)	1.13%(g)	0.17%	26%	$4,768
Year Ended 8/31/2017(i)	$49.25	27.92%	1.22%(j)	1.22%(j)	1.45%(j)	35%	$5,112
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2020	19

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Greater China Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Greater China Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
August 31, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.95% to 0.72% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.95% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Greater China Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $340.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Columbia Greater China Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
August 31, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	43,775
Class C	—	1.00(b)	403

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.75%	1.85%
Advisor Class	1.50	1.60
Class C	2.50	2.60
Institutional Class	1.50	1.60
Institutional 2 Class	1.43	1.53
Institutional 3 Class	1.37	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, net operating loss reclassification, earnings and profits distributed to shareholders on the redemption of shares and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
24	Columbia Greater China Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
438,173	(1,601,642)	1,163,469
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	1,737,686	1,737,686	—	6,392,559	6,392,559
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
531,627	7,436,755	—	101,165,915
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
62,539,601	102,202,253	(1,036,338)	101,165,915
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $32,294,101 and $37,689,441, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Greater China Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
August 31, 2020
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,357,143	1.25	7
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
Note 9. Significant risks
Communication services sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the communication services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the communication services sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many communication services sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy,
26	Columbia Greater China Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. The public health crises caused by the COVID-19 outbreak have exacerbated political and diplomatic tensions between the United States and China, which could adversely affect international trade and the value of the Fund’s portfolio securities. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant
Columbia Greater China Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
August 31, 2020
redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2020, one unaffiliated shareholders of record owned 18.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
28	Columbia Greater China Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Greater China Fund | Annual Report 2020	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Greater China Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Greater China Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Greater China Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$9,040,202	$81,557	$0.03	$1,335,873	$0.57
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Columbia Greater China Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
32	Columbia Greater China Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Columbia Greater China Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
34	Columbia Greater China Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
Columbia Greater China Fund | Annual Report 2020	35

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Greater China Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
36	Columbia Greater China Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the thirty-fourth, nineteenth and twenty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Columbia Greater China Fund | Annual Report 2020	37

Board Consideration and Approval of Management
Agreement  (continued)

Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management
38	Columbia Greater China Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Greater China Fund | Annual Report 2020	39

Columbia Greater China Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN158_08_K01_(10/20)

Annual Report
August 31, 2020
Columbia Mid Cap Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Mid Cap Growth Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mid Cap Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.
Portfolio management
Matthew Litfin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Erika Maschmeyer, CFA
Portfolio Manager
Managed Fund since 2018
John Emerson, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	26.66	13.27	13.89
	Including sales charges		19.38	11.94	13.22
Advisor Class*		11/08/12	26.95	13.56	14.16
Class C	Excluding sales charges	10/13/03	25.67	12.41	13.03
	Including sales charges		24.67	12.41	13.03
Institutional Class		11/20/85	26.92	13.56	14.17
Institutional 2 Class*		03/07/11	27.05	13.65	14.29
Institutional 3 Class		07/15/09	27.07	13.71	14.32
Class R		01/23/06	26.31	12.99	13.60
Class V	Excluding sales charges	11/01/02	26.61	13.27	13.86
	Including sales charges		19.35	11.93	13.19
Russell Midcap Growth Index			23.56	14.94	16.03
Russell Midcap Index			8.73	9.76	13.11
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Mid Cap Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2010 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2020)
Common Stocks	97.9
Money Market Funds	2.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2020)
Communication Services	3.1
Consumer Discretionary	12.2
Consumer Staples	2.2
Financials	3.1
Health Care	27.6
Industrials	15.7
Information Technology	32.3
Materials	2.6
Real Estate	1.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Mid Cap Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended August 31, 2020, the Fund’s Class A shares returned 26.66% excluding sales charges. During the same period, the Fund outperformed its benchmark, the Russell Midcap Growth Index, which returned 23.56%, and substantially outperformed the broader based Russell Midcap Index, which returned 8.73%. We were pleased with these results, as the relative and absolute performance were both significant, in our opinion. Our team’s stock selection represented the largest overall contributor to performance during the period, as strong security selection within information technology and, to a lesser extent, industrials, combined to drive the majority of the Fund’s outperformance in the period. Stock selection within health care somewhat weighed on the Fund’s relative returns, as despite generating solid absolute results, the Fund’s holdings within the sector were outpaced by those of its benchmark during the period.
Political brinkmanship, global pandemic, approaching U.S. presidential election drove markets
During the 12 months ended August 31, 2020, domestic stocks managed positive returns amidst significant volatility over the course of the period. Political and economic brinkmanship early in the period led the U.S. Federal Reserve (Fed) to take a proactive approach and ease monetary policy at the specter of a deteriorating trade relationship with China. The Fed’s support, coupled with a gradual improvement in the U.S.’s trade discussions with China subsequently led equity markets to march higher into the end of 2019. The investing community appeared to react positively to the U.S.-China trade deal, which was signed in January 2020. Optimism surrounding this deal quickly faded when initial media coverage of regional pockets of illness gave way to the eventual COVID-19 pandemic which shuttered global economies and ushered in drastic declines across the markets toward the end of February and into March, resulting in a severe recession. However, almost as quickly as they dropped, markets began a sharp rebound in April – which continued through the summer and into August – as the Fed announced extraordinary measures to support a struggling economy as a result of the ongoing pandemic. We believe the Fed’s support helped to restore investor sentiment and subsequently, their appetite for risk, which resulted in a substantial rotation in the markets towards favoring higher growth companies. Sentiment was also supported by the unprecedented efforts on the part of the health care industry to develop an effective COVID-19 vaccine, which was widely viewed as a key hurdle for global economies to resume growth. As the period drew to a close, investors had no shortage of developments to focus on – a debilitating pandemic and its widespread effects on global economies, a polarizing U.S. Presidential election and potential ramifications of its outcome, and ultimately the ability of companies to operate effectively and grow in the midst of such dramatic uncertainty. To that end, the potential opportunities of a post-pandemic landscape appeared to provide investors with green shoots of cautious optimism moving further into the back-half of 2020.
Contributors and detractors
During the period, the Fund’s stock selection was the largest overall contributor to outperformance, as strong results within information technology industrials were the primary drivers of outperformance. The Fund did also benefit from positive stock selection within the consumer discretionary sector, which provided an additional boost to the Fund’s outperformance.
In terms of individual holdings, the Fund’s position in Zscaler, Inc., a provider of cloud-based security solutions, was the largest contributor to performance during the period. Zscaler’s offerings have been well-positioned to address companies’ sudden need to secure a much more expansive remote workforce, a development which only accelerated the already ongoing shift away from conventional perimeter-centric protection. Another contributor was DocuSign, Inc., a provider of cloud-based electronic signature solutions, which outperformed during the reporting period as the COVID-19 pandemic accelerated adoption of digital signatures. In our opinion, the convenience, efficiency and auditability of digital signatures help to form a distinct value proposition for DocuSign, which we believe can continue to drive robust demand growth going forward. Additionally, Advanced Micro Devices, Inc., a semiconductor chip producer, performed well, as the firm reflected robust growth in several of its business segments, with increased usage in datacenter applications in addition to what we viewed as encouraging results within its personal computer (PC) segment as companies shifted employees from centralized offices to remote work environments as a result of the ongoing pandemic. While the Fund has benefitted substantially from the stock over the holding period, ultimately the Fund closed out the position toward the end of the period as the Fund believed it had significantly grown beyond the appropriate market cap range for the strategy.
Conversely, our holding in the diversified financials company Synchrony Financial weighed most notably on the Fund’s returns during the period. The firm encountered a rapidly deteriorating landscape as a severely depressed rate environment placed pressure on net interest margins for companies such as Synchrony, which rely on favorable interest rate spreads to drive compelling growth rates. This dynamic ultimately led the stock lower in the period and the Fund closed out the position.
Columbia Mid Cap Growth Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Diamondback Energy, Inc., an oil and natural gas producer operating in the Permian Basin of West Texas, underperformed as the company encountered substantial headwinds in the form of a depressed oil pricing environment which has continued to persist. We believed the corresponding economics for Diamondback had led to weakened growth prospects for the firm. The Fund sold its position in the name during the period.
Additionally, Live Nation Entertainment, Inc., a global operator of entertainment and concert venues, found itself a victim of the rapid spread of the COVID-19 pandemic, which forced the firm to postpone or cancel many of its events and tours during the period. Because the Fund did not see a clear path to the resumption of Live Nation’s events schedule and substantial restrictions on attendee counts at those events, the Fund exited its position during the period in accordance with the lack of visibility in the near- to mid-term.
At period’s end
Regardless of short-term market conditions, our investment process is based on bottom-up fundamental analysis of individual companies and on constructing a portfolio of what we believe to be high-quality growth stocks. At the same time, we monitor macroeconomic conditions which have been highly volatile, and we take potential scenarios into account in managing the Fund. On balance, we believed the Fund was well positioned at period’s end for an era of modest U.S. economic growth going forward, while reflecting an awareness of the risks posed by myriad political, economic and public health developments to many segments and companies.
The Fund’s sector weights are largely the result of individual stock selection. We believe that our investment philosophy, which favors higher quality and structural growth based on such factors as return on invested capital, revenue and earnings growth, and lower debt ratios, is well-suited for this uncertain environment which, as of the end of the period, we do not expect to abate in the near-term.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mid Cap Growth Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,228.30	1,019.46	6.48	5.87	1.15
Advisor Class	1,000.00	1,000.00	1,229.90	1,020.72	5.07	4.60	0.90
Class C	1,000.00	1,000.00	1,223.90	1,015.67	10.68	9.68	1.90
Institutional Class	1,000.00	1,000.00	1,230.10	1,020.72	5.07	4.60	0.90
Institutional 2 Class	1,000.00	1,000.00	1,230.20	1,021.03	4.73	4.29	0.84
Institutional 3 Class	1,000.00	1,000.00	1,230.50	1,021.28	4.45	4.04	0.79
Class R	1,000.00	1,000.00	1,227.20	1,018.20	7.88	7.14	1.40
Class V	1,000.00	1,000.00	1,228.20	1,019.46	6.48	5.87	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Mid Cap Growth Fund | Annual Report 2020	7

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 3.0%
Entertainment 3.0%
Spotify Technology SA(a)	91,000	25,676,560
Zynga, Inc., Class A(a)	3,566,700	32,314,302
Total		57,990,862
Total Communication Services		57,990,862
Consumer Discretionary 12.0%
Distributors 1.9%
Pool Corp.	108,996	35,733,249
Hotels, Restaurants & Leisure 2.2%
Chipotle Mexican Grill, Inc.(a)	32,450	42,518,586
Household Durables 1.6%
NVR, Inc.(a)	7,600	31,679,384
Specialty Retail 4.1%
AutoZone, Inc.(a)	40,825	48,839,356
Ulta Beauty, Inc.(a)	118,412	27,492,898
Williams-Sonoma, Inc.	14,085	1,236,099
Total		77,568,353
Textiles, Apparel & Luxury Goods 2.2%
lululemon athletica, Inc.(a)	112,400	42,225,308
Total Consumer Discretionary		229,724,880
Consumer Staples 2.1%
Household Products 2.1%
Church & Dwight Co., Inc.	425,000	40,727,750
Total Consumer Staples		40,727,750
Financials 3.0%
Banks 1.3%
SVB Financial Group(a)	101,250	25,857,225
Capital Markets 1.7%
MSCI, Inc.	22,081	8,242,175
Raymond James Financial, Inc.	312,443	23,658,184
Total		31,900,359
Total Financials		57,757,584
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 27.1%
Biotechnology 6.8%
Argenx SE, ADR(a)	102,000	23,589,540
Exact Sciences Corp.(a)	337,604	25,418,205
Immunomedics, Inc.(a)	528,205	23,536,815
Sarepta Therapeutics, Inc.(a)	156,452	22,907,702
Seattle Genetics, Inc.(a)	219,507	34,756,738
Total		130,209,000
Health Care Equipment & Supplies 9.1%
Align Technology, Inc.(a)	115,678	34,354,052
Hill-Rom Holdings, Inc.	257,167	24,119,693
IDEXX Laboratories, Inc.(a)	96,144	37,598,073
Masimo Corp.(a)	135,550	30,363,200
ResMed, Inc.	105,471	19,067,047
STERIS PLC	171,031	27,303,389
Total		172,805,454
Health Care Providers & Services 2.5%
Encompass Health Corp.	435,309	28,399,559
Laboratory Corp. of America Holdings(a)	109,654	19,271,691
Total		47,671,250
Health Care Technology 1.1%
Veeva Systems Inc., Class A(a)	73,000	20,605,710
Life Sciences Tools & Services 6.3%
Bio-Rad Laboratories, Inc., Class A(a)	53,200	27,056,988
Bio-Techne Corp.	103,475	26,433,723
Mettler-Toledo International, Inc.(a)	45,369	44,043,318
Repligen Corp.(a)	147,360	22,827,538
Total		120,361,567
Pharmaceuticals 1.3%
Horizon Therapeutics PLC(a)	342,534	25,731,154
Total Health Care		517,384,135
Industrials 15.4%
Aerospace & Defense 1.2%
BWX Technologies, Inc.	426,984	23,744,580
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 2.8%
Allegion PLC	257,797	26,653,632
Lennox International, Inc.	95,785	26,851,409
Total		53,505,041
Commercial Services & Supplies 3.4%
Copart, Inc.(a)	276,511	28,569,116
Rollins, Inc.	672,999	37,109,165
Total		65,678,281
Electrical Equipment 1.8%
Generac Holdings, Inc.(a)	177,572	33,735,129
Machinery 3.9%
Donaldson Co., Inc.	427,620	21,534,943
IDEX Corp.	148,300	26,728,109
Toro Co. (The)	336,355	25,320,805
Total		73,583,857
Professional Services 2.3%
CoStar Group, Inc.(a)	51,059	43,328,667
Total Industrials		293,575,555
Information Technology 31.7%
Electronic Equipment, Instruments & Components 3.7%
Amphenol Corp., Class A	296,000	32,500,800
CDW Corp.	331,887	37,718,958
Total		70,219,758
IT Services 9.8%
Booz Allen Hamilton Holdings Corp.	381,505	33,595,330
EPAM Systems, Inc.(a)	141,585	46,312,454
GoDaddy, Inc., Class A(a)	587,065	49,125,599
Jack Henry & Associates, Inc.	184,096	30,453,160
VeriSign, Inc.(a)	23,083	4,958,228
Wix.com Ltd.(a)	76,290	22,477,323
Total		186,922,094
Semiconductors & Semiconductor Equipment 3.3%
Lam Research Corp.	99,294	33,396,544
Teradyne, Inc.	350,778	29,805,607
Total		63,202,151
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 14.9%
Alteryx, Inc., Class A(a)	218,087	26,351,452
ANSYS, Inc.(a)	158,351	53,682,573
Cadence Design Systems, Inc.(a)	455,277	50,494,772
DocuSign, Inc.(a)	156,219	34,836,837
Elastic NV(a)	352,781	38,304,961
Splunk, Inc.(a)	96,000	21,055,680
Tyler Technologies, Inc.(a)	64,270	22,193,074
Zscaler, Inc.(a)	264,975	37,981,516
Total		284,900,865
Total Information Technology		605,244,868
Materials 2.6%
Chemicals 1.3%
Celanese Corp., Class A	237,470	24,020,090
Containers & Packaging 1.3%
Avery Dennison Corp.	212,000	24,462,680
Total Materials		48,482,770
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 1.2%
Americold Realty Trust	578,000	22,166,300
Total Real Estate		22,166,300
Total Common Stocks (Cost $1,370,565,262)		1,873,054,704

Money Market Funds 2.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(b),(c)	39,559,717	39,559,717
Total Money Market Funds (Cost $39,551,828)		39,559,717
Total Investments in Securities (Cost: $1,410,117,090)		1,912,614,421
Other Assets & Liabilities, Net		(4,605,117)
Net Assets		1,908,009,304

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
August 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	11,701,929	641,457,903	(613,608,004)	7,889	39,559,717	(19,126)	388,207	39,559,717
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	57,990,862	—	—	57,990,862
Consumer Discretionary	229,724,880	—	—	229,724,880
Consumer Staples	40,727,750	—	—	40,727,750
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Financials	57,757,584	—	—	57,757,584
Health Care	517,384,135	—	—	517,384,135
Industrials	293,575,555	—	—	293,575,555
Information Technology	605,244,868	—	—	605,244,868
Materials	48,482,770	—	—	48,482,770
Real Estate	22,166,300	—	—	22,166,300
Total Common Stocks	1,873,054,704	—	—	1,873,054,704
Money Market Funds	39,559,717	—	—	39,559,717
Total Investments in Securities	1,912,614,421	—	—	1,912,614,421
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2020	11

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,370,565,262)	$1,873,054,704
Affiliated issuers (cost $39,551,828)	39,559,717
Receivable for:
Investments sold	10,748,528
Capital shares sold	282,066
Dividends	460,086
Foreign tax reclaims	17,103
Prepaid expenses	10,465
Trustees’ deferred compensation plan	221,251
Other assets	2,199
Total assets	1,924,356,119
Liabilities
Payable for:
Investments purchased	14,956,626
Capital shares purchased	762,575
Management services fees	116,933
Distribution and/or service fees	21,600
Transfer agent fees	163,979
Compensation of board members	48,886
Compensation of chief compliance officer	96
Other expenses	54,869
Trustees’ deferred compensation plan	221,251
Total liabilities	16,346,815
Net assets applicable to outstanding capital stock	$1,908,009,304
Represented by
Paid in capital	1,256,944,647
Total distributable earnings (loss)	651,064,657
Total - representing net assets applicable to outstanding capital stock	$1,908,009,304
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Growth Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
August 31, 2020
Class A
Net assets	$967,086,811
Shares outstanding	35,598,156
Net asset value per share	$27.17
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$28.83
Advisor Class
Net assets	$8,070,635
Shares outstanding	260,112
Net asset value per share	$31.03
Class C
Net assets	$11,758,986
Shares outstanding	567,406
Net asset value per share	$20.72
Institutional Class
Net assets	$748,236,285
Shares outstanding	25,081,903
Net asset value per share	$29.83
Institutional 2 Class
Net assets	$43,422,638
Shares outstanding	1,438,396
Net asset value per share	$30.19
Institutional 3 Class
Net assets	$95,841,603
Shares outstanding	3,171,101
Net asset value per share	$30.22
Class R
Net assets	$7,717,237
Shares outstanding	302,065
Net asset value per share	$25.55
Class V
Net assets	$25,875,109
Shares outstanding	957,597
Net asset value per share	$27.02
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$28.67
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2020	13

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$9,212,389
Dividends — affiliated issuers	388,207
Interfund lending	808
Total income	9,601,404
Expenses:
Management services fees	12,708,878
Distribution and/or service fees
Class A	2,065,771
Class C	115,419
Class R	43,986
Class V	58,272
Transfer agent fees
Class A	963,773
Advisor Class	8,672
Class C	13,499
Institutional Class	776,232
Institutional 2 Class	27,441
Institutional 3 Class	6,784
Class R	10,326
Class V	27,219
Compensation of board members	38,955
Custodian fees	12,062
Printing and postage fees	88,508
Registration fees	124,686
Audit fees	30,000
Legal fees	42,534
Compensation of chief compliance officer	584
Other	45,829
Total expenses	17,209,430
Expense reduction	(4,066)
Total net expenses	17,205,364
Net investment loss	(7,603,960)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	162,868,125
Investments — affiliated issuers	(19,126)
Futures contracts	1,632,611
Net realized gain	164,481,610
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	252,807,112
Investments — affiliated issuers	7,889
Net change in unrealized appreciation (depreciation)	252,815,001
Net realized and unrealized gain	417,296,611
Net increase in net assets resulting from operations	$409,692,651
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Growth Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment loss	$(7,603,960)	$(3,081,117)
Net realized gain	164,481,610	132,176,025
Net change in unrealized appreciation (depreciation)	252,815,001	(100,472,666)
Net increase in net assets resulting from operations	409,692,651	28,622,242
Distributions to shareholders
Net investment income and net realized gains
Class A	(70,765,825)	(166,912,970)
Advisor Class	(490,510)	(2,634,235)
Class C	(1,317,931)	(3,657,183)
Institutional Class	(53,223,077)	(130,195,142)
Institutional 2 Class	(3,802,402)	(8,351,752)
Institutional 3 Class	(7,052,716)	(21,319,046)
Class R	(888,540)	(2,476,579)
Class T	—	(12,685)
Class V	(2,062,607)	(4,632,188)
Total distributions to shareholders	(139,603,608)	(340,191,780)
Increase (decrease) in net assets from capital stock activity	(20,493,019)	32,140,604
Total increase (decrease) in net assets	249,596,024	(279,428,934)
Net assets at beginning of year	1,658,413,280	1,937,842,214
Net assets at end of year	$1,908,009,304	$1,658,413,280
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2020	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,645,656	83,756,809	1,406,230	31,603,643
Distributions reinvested	2,957,101	68,190,740	7,814,810	160,125,449
Redemptions	(5,564,534)	(130,307,167)	(6,673,931)	(152,377,661)
Net increase	1,038,223	21,640,382	2,547,109	39,351,431
Advisor Class
Subscriptions	121,675	3,223,378	377,704	9,546,375
Distributions reinvested	11,720	308,123	36,178	834,258
Redemptions	(519,430)	(13,625,813)	(256,104)	(6,667,558)
Net increase (decrease)	(386,035)	(10,094,312)	157,778	3,713,075
Class C
Subscriptions	80,655	1,430,436	117,659	2,202,100
Distributions reinvested	71,064	1,257,123	211,520	3,437,201
Redemptions	(280,283)	(5,089,775)	(360,826)	(6,643,757)
Net decrease	(128,564)	(2,402,216)	(31,647)	(1,004,456)
Institutional Class
Subscriptions	1,509,411	39,208,289	1,214,017	30,336,834
Distributions reinvested	1,959,642	49,539,754	5,464,026	121,519,951
Redemptions	(3,971,659)	(100,416,462)	(5,717,714)	(141,093,517)
Net increase (decrease)	(502,606)	(11,668,419)	960,329	10,763,268
Institutional 2 Class
Subscriptions	327,366	8,445,796	352,459	8,653,527
Distributions reinvested	148,427	3,795,274	371,831	8,351,315
Redemptions	(834,728)	(21,633,663)	(498,062)	(12,227,828)
Net increase (decrease)	(358,935)	(9,392,593)	226,228	4,777,014
Institutional 3 Class
Subscriptions	419,055	10,943,366	365,215	8,926,511
Distributions reinvested	69,328	1,774,119	169,327	3,804,787
Redemptions	(659,275)	(16,767,123)	(1,561,347)	(39,614,073)
Net decrease	(170,892)	(4,049,638)	(1,026,805)	(26,882,775)
Class R
Subscriptions	100,687	2,228,281	163,014	3,573,731
Distributions reinvested	25,027	543,589	70,303	1,368,098
Redemptions	(300,459)	(6,461,335)	(241,836)	(5,306,084)
Net decrease	(174,745)	(3,689,465)	(8,519)	(364,255)
Class T
Distributions reinvested	—	—	598	12,245
Redemptions	—	—	(3,713)	(78,794)
Net decrease	—	—	(3,115)	(66,549)
Class V
Subscriptions	14,117	317,780	26,525	548,841
Distributions reinvested	77,501	1,777,867	194,536	3,966,600
Redemptions	(132,018)	(2,932,405)	(113,437)	(2,661,590)
Net increase (decrease)	(40,400)	(836,758)	107,624	1,853,851
Total net increase (decrease)	(723,954)	(20,493,019)	2,928,982	32,140,604
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Growth Fund | Annual Report 2020

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Columbia Mid Cap Growth Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2020	$23.44	(0.14)	6.01	5.87	—	(2.14)	(2.14)
Year Ended 8/31/2019	$28.83	(0.07)	0.09	0.02	—	(5.41)	(5.41)
Year Ended 8/31/2018	$26.90	(0.10)	5.54	5.44	—	(3.51)	(3.51)
Year Ended 8/31/2017	$25.09	(0.09)	3.42	3.33	—	(1.52)	(1.52)
Year Ended 8/31/2016	$28.69	(0.06)	0.84	0.78	(0.26)	(4.12)	(4.38)
Advisor Class
Year Ended 8/31/2020	$26.43	(0.09)	6.83	6.74	—	(2.14)	(2.14)
Year Ended 8/31/2019	$31.71	(0.02)	0.20	0.18	—	(5.46)	(5.46)
Year Ended 8/31/2018	$29.26	(0.05)	6.07	6.02	—	(3.57)	(3.57)
Year Ended 8/31/2017	$27.12	(0.03)	3.71	3.68	—	(1.54)	(1.54)
Year Ended 8/31/2016	$30.67	0.00(d)	0.91	0.91	(0.34)	(4.12)	(4.46)
Class C
Year Ended 8/31/2020	$18.48	(0.24)	4.62	4.38	—	(2.14)	(2.14)
Year Ended 8/31/2019	$23.99	(0.20)	(0.04)(e)	(0.24)	—	(5.27)	(5.27)
Year Ended 8/31/2018	$22.91	(0.26)	4.64	4.38	—	(3.30)	(3.30)
Year Ended 8/31/2017	$21.70	(0.24)	2.93	2.69	—	(1.48)	(1.48)
Year Ended 8/31/2016	$25.34	(0.21)	0.72	0.51	(0.03)	(4.12)	(4.15)
Institutional Class
Year Ended 8/31/2020	$25.49	(0.08)	6.56	6.48	—	(2.14)	(2.14)
Year Ended 8/31/2019	$30.80	(0.01)	0.16	0.15	—	(5.46)	(5.46)
Year Ended 8/31/2018	$28.52	(0.04)	5.89	5.85	—	(3.57)	(3.57)
Year Ended 8/31/2017	$26.46	(0.03)	3.63	3.60	—	(1.54)	(1.54)
Year Ended 8/31/2016	$30.03	0.01	0.87	0.88	(0.33)	(4.12)	(4.45)
Institutional 2 Class
Year Ended 8/31/2020	$25.75	(0.07)	6.65	6.58	—	(2.14)	(2.14)
Year Ended 8/31/2019	$31.06	0.00(d)	0.16	0.16	—	(5.47)	(5.47)
Year Ended 8/31/2018	$28.73	(0.02)	5.95	5.93	—	(3.60)	(3.60)
Year Ended 8/31/2017	$26.63	(0.00)(d)	3.65	3.65	—	(1.55)	(1.55)
Year Ended 8/31/2016	$30.20	0.04	0.88	0.92	(0.37)	(4.12)	(4.49)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2020	$27.17	26.66%	1.15%	1.15%(c)	(0.58%)	63%	$967,087
Year Ended 8/31/2019	$23.44	2.78%	1.17%	1.17%	(0.31%)	89%	$810,161
Year Ended 8/31/2018	$28.83	22.23%	1.16%	1.16%(c)	(0.38%)	140%	$922,862
Year Ended 8/31/2017	$26.90	13.97%	1.19%	1.19%(c)	(0.37%)	119%	$834,347
Year Ended 8/31/2016	$25.09	2.83%	1.19%	1.19%(c)	(0.23%)	130%	$880,155
Advisor Class
Year Ended 8/31/2020	$31.03	26.95%	0.90%	0.90%(c)	(0.33%)	63%	$8,071
Year Ended 8/31/2019	$26.43	3.08%	0.92%	0.92%	(0.06%)	89%	$17,075
Year Ended 8/31/2018	$31.71	22.50%	0.91%	0.91%(c)	(0.16%)	140%	$15,488
Year Ended 8/31/2017	$29.26	14.24%	0.94%	0.94%(c)	(0.11%)	119%	$35,473
Year Ended 8/31/2016	$27.12	3.10%	0.94%	0.94%(c)	0.02%	130%	$26,945
Class C
Year Ended 8/31/2020	$20.72	25.67%	1.90%	1.90%(c)	(1.32%)	63%	$11,759
Year Ended 8/31/2019	$18.48	2.03%	1.92%	1.92%	(1.05%)	89%	$12,863
Year Ended 8/31/2018	$23.99	21.27%	1.91%	1.91%(c)	(1.15%)	140%	$17,458
Year Ended 8/31/2017	$22.91	13.12%	1.94%	1.94%(c)	(1.12%)	119%	$41,030
Year Ended 8/31/2016	$21.70	2.05%	1.94%	1.94%(c)	(0.98%)	130%	$46,355
Institutional Class
Year Ended 8/31/2020	$29.83	26.92%	0.90%	0.90%(c)	(0.33%)	63%	$748,236
Year Ended 8/31/2019	$25.49	3.07%	0.92%	0.92%	(0.05%)	89%	$652,043
Year Ended 8/31/2018	$30.80	22.49%	0.91%	0.91%(c)	(0.13%)	140%	$758,444
Year Ended 8/31/2017	$28.52	14.29%	0.94%	0.94%(c)	(0.12%)	119%	$679,866
Year Ended 8/31/2016	$26.46	3.09%	0.94%	0.94%(c)	0.02%	130%	$813,009
Institutional 2 Class
Year Ended 8/31/2020	$30.19	27.05%	0.84%	0.84%	(0.26%)	63%	$43,423
Year Ended 8/31/2019	$25.75	3.11%	0.84%	0.84%	0.02%	89%	$46,284
Year Ended 8/31/2018	$31.06	22.60%	0.83%	0.83%	(0.06%)	140%	$48,792
Year Ended 8/31/2017	$28.73	14.40%	0.84%	0.84%	(0.01%)	119%	$51,118
Year Ended 8/31/2016	$26.63	3.21%	0.83%	0.83%	0.14%	130%	$36,964
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2020	$25.77	(0.06)	6.65	6.59	—	(2.14)	(2.14)
Year Ended 8/31/2019	$31.07	0.02	0.16	0.18	—	(5.48)	(5.48)
Year Ended 8/31/2018	$28.74	(0.00)(d)	5.94	5.94	—	(3.61)	(3.61)
Year Ended 8/31/2017	$26.63	0.03	3.63	3.66	—	(1.55)	(1.55)
Year Ended 8/31/2016	$30.21	0.03	0.91	0.94	(0.40)	(4.12)	(4.52)
Class R
Year Ended 8/31/2020	$22.22	(0.18)	5.65	5.47	—	(2.14)	(2.14)
Year Ended 8/31/2019	$27.64	(0.12)	0.07	(0.05)	—	(5.37)	(5.37)
Year Ended 8/31/2018	$25.93	(0.16)	5.31	5.15	—	(3.44)	(3.44)
Year Ended 8/31/2017	$24.27	(0.15)	3.31	3.16	—	(1.50)	(1.50)
Year Ended 8/31/2016	$27.88	(0.12)	0.81	0.69	(0.18)	(4.12)	(4.30)
Class V
Year Ended 8/31/2020	$23.33	(0.14)	5.97	5.83	—	(2.14)	(2.14)
Year Ended 8/31/2019	$28.71	(0.07)	0.10	0.03	—	(5.41)	(5.41)
Year Ended 8/31/2018	$26.81	(0.10)	5.51	5.41	—	(3.51)	(3.51)
Year Ended 8/31/2017	$25.01	(0.09)	3.41	3.32	—	(1.52)	(1.52)
Year Ended 8/31/2016	$28.61	(0.06)	0.83	0.77	(0.25)	(4.12)	(4.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2020	$30.22	27.07%	0.79%	0.79%	(0.22%)	63%	$95,842
Year Ended 8/31/2019	$25.77	3.18%	0.79%	0.79%	0.08%	89%	$86,115
Year Ended 8/31/2018	$31.07	22.66%	0.78%	0.78%	(0.01%)	140%	$135,728
Year Ended 8/31/2017	$28.74	14.45%	0.79%	0.79%	0.11%	119%	$145,597
Year Ended 8/31/2016	$26.63	3.27%	0.79%	0.79%	0.13%	130%	$5,869
Class R
Year Ended 8/31/2020	$25.55	26.31%	1.40%	1.40%(c)	(0.82%)	63%	$7,717
Year Ended 8/31/2019	$22.22	2.56%	1.42%	1.42%	(0.55%)	89%	$10,593
Year Ended 8/31/2018	$27.64	21.89%	1.41%	1.41%(c)	(0.63%)	140%	$13,414
Year Ended 8/31/2017	$25.93	13.71%	1.44%	1.44%(c)	(0.62%)	119%	$15,333
Year Ended 8/31/2016	$24.27	2.58%	1.44%	1.44%(c)	(0.48%)	130%	$16,796
Class V
Year Ended 8/31/2020	$27.02	26.61%	1.15%	1.15%(c)	(0.57%)	63%	$25,875
Year Ended 8/31/2019	$23.33	2.83%	1.17%	1.17%	(0.31%)	89%	$23,279
Year Ended 8/31/2018	$28.71	22.19%	1.16%	1.16%(c)	(0.37%)	140%	$25,566
Year Ended 8/31/2017	$26.81	13.97%	1.19%	1.19%(c)	(0.36%)	119%	$22,419
Year Ended 8/31/2016	$25.01	2.83%	1.19%	1.19%(c)	(0.23%)	130%	$21,346
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2020	21

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Mid Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Mid Cap Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
August 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Mid Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,632,611
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	855,262

*	Based on the ending daily outstanding amounts for the year ended August 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Mid Cap Growth Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
August 31, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.76% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Affiliates) may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. Pursuant to such arrangements, employees of Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, may provide such services to the Fund on behalf of
26	Columbia Mid Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
the Investment Manager subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Funds’ compliance policies and procedures.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
Class V	0.12
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
Columbia Mid Cap Growth Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
August 31, 2020
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at August 31, 2020 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $2,199, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $4,066.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	222,901
Class C	—	1.00(b)	680
Class V	5.75	0.50 - 1.00(a)	201

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Mid Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.20%	1.24%
Advisor Class	0.95	0.99
Class C	1.95	1.99
Institutional Class	0.95	0.99
Institutional 2 Class	0.89	0.92
Institutional 3 Class	0.84	0.87
Class R	1.45	1.49
Class V	1.20	1.24
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, late-year ordinary losses, investments in partnerships and net operating loss. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,727,759	(62,761)	(4,664,998)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Mid Cap Growth Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
August 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	139,603,608	139,603,608	29,282,463	310,909,317	340,191,780
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	154,639,847	—	502,395,302
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,410,219,119	512,670,164	(10,274,862)	502,395,302
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
5,699,609	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,037,034,850 and $1,227,474,070, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
30	Columbia Mid Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,611,111	1.96	9
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
Note 9. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit
Columbia Mid Cap Growth Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
August 31, 2020
margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At August 31, 2020, affiliated shareholders of record owned 31.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
32	Columbia Mid Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Mid Cap Growth Fund | Annual Report 2020	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Mid Cap Growth Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$171,875,983
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
Columbia Mid Cap Growth Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
36	Columbia Mid Cap Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Mid Cap Growth Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
38	Columbia Mid Cap Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Mid Cap Growth Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
Columbia Mid Cap Growth Fund | Annual Report 2020	39

Board Consideration and Approval of Management
Agreement  (continued)

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment
40	Columbia Mid Cap Growth Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the fortieth, fifty-third and fifty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles,
Columbia Mid Cap Growth Fund | Annual Report 2020	41

Board Consideration and Approval of Management
Agreement  (continued)

respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
42	Columbia Mid Cap Growth Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Mid Cap Growth Fund | Annual Report 2020	43

Columbia Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN194_08_K01_(10/20)

Annual Report
August 31, 2020
Columbia Small Cap Growth Fund I
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Small Cap Growth Fund I (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Growth Fund I  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since 2006
Lawrence Lin, CFA
Co-Portfolio Manager
Managed Fund since 2007
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/05	39.06	20.32	17.57
	Including sales charges		31.08	18.90	16.88
Advisor Class*		11/08/12	39.42	20.62	17.87
Class C	Excluding sales charges	11/01/05	38.03	19.41	16.69
	Including sales charges		37.03	19.41	16.69
Institutional Class		10/01/96	39.35	20.62	17.86
Institutional 2 Class*		02/28/13	39.50	20.74	18.00
Institutional 3 Class		07/15/09	39.55	20.81	18.06
Class R*		09/27/10	38.67	20.01	17.28
Russell 2000 Growth Index			17.28	10.45	14.08
Russell 2000 Index			6.02	7.65	11.53
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small Cap Growth Fund I | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2010 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2020)
Common Stocks	95.5
Money Market Funds	4.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2020)
Communication Services	1.7
Consumer Discretionary	17.9
Energy	0.7
Financials	2.4
Health Care	37.7
Industrials	16.5
Information Technology	17.7
Materials	2.8
Real Estate	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Growth Fund I | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2020, Class A shares of the Fund returned 39.06% excluding sales charges. The Fund solidly outperformed its primary benchmark, the Russell 2000 Growth Index, as well as the Russell 2000 Index, which gained 17.28% and 6.02%, respectively. The Fund’s outperformance was driven by strong stock selection and sector allocation, particularly with regard to the technology and health care sectors.
Market overview
The 12 months ended August 31, 2020 saw equities move higher, but the path upward was anything but smooth. Entering the period, the U.S. Federal Reserve (Fed) was engaged in efforts to offset the negative impact of the U.S.-China trade war on growth. The Fed implemented two quarter-point reductions in its benchmark overnight lending rate in mid-September 2019 and late October 2019. Despite a newly accommodative Fed, equity market performance was subdued as U.S.-China trade negotiations continued to send a mixed tone.
As 2019 drew to a close, the U.S. and China announced a "phase one" trade agreement, leading equities to advance to record levels over the weeks that followed. However, the emergence of the COVID-19 pandemic caused an unprecedented rapid reversal in the stock market, as containment measures essentially brought the global economy to a halt. Equities moved sharply lower between mid-February and late-March 2020 as investors rotated out of risk assets.
In response to the collapse in risk sentiment, the Fed cut short-term interest rates to zero and turned to emergency asset purchase and credit programs similar to those used during the financial crisis in 2008 and 2009, while Congress passed a $2.2 trillion stimulus package. These aggressive measures on the fiscal and monetary policy fronts helped stocks mount a strong recovery. June 2020 saw some softening in sentiment and increased volatility as COVID-19 cases rose in a number of states, but stocks soon returned to an upward trend reflecting the strong rebound in investor sentiment, fueled by the prospect of a gradual reopening of U.S. businesses and the ongoing Fed support to the markets through a wide range of accommodative policies. For the period overall, growth strategies significantly outperformed value strategies across the capitalization spectrum.
Contributors and detractors
The twelve-month period ended August 31, 2020 was amongst the most challenging and exciting periods of our investing careers. While the stock market’s volatility certainly challenged us as portfolio managers, we believe our triangulated risk management methodology served the Fund well. We were able to add many of our favorite innovators to the portfolio in the fourth quarter of 2019 as those stocks pulled back amid yet another rotation into value stocks during that time. Our focus on strategically advantaged companies with the ability to consistently earn greater than their cost of capital occasionally provides us with those types of opportunities when the market is more focused on short term dynamics.
By late February 2020, when fear about the spread of Covid-19 began to accelerate, the Fund’s relative performance versus the benchmark began to accelerate. In the second half of the period, we saw industry and market trends such as the digitization of the economy and the move from offline to online commerce produce big winners in the stock market.
The technology and health care sectors outperformed the benchmark during the period and were among the Fund’s top contributing sectors. The Fund outperformed the benchmark in both sectors, driven by strong stock selection and overweight allocations. From a high-level perspective, our focus on innovators with what we believe to be “elite business models” held up well during the period versus more cyclical, more commoditized areas of the benchmark. This was, in our opinion, no surprise as the start of the pandemic crisis brought on a significant market correction, driven by fears of hitting a “deflationary brick wall” at 60 mph.
Within the technology sector, the Fund’s top contributors were in the software as a service space. Avalara, Inc., Coupa Software, Inc. and Five9, Inc., were all viewed as large beneficiaries of the shifting tide from offline to online commerce. Avalara develops cloud-based software solutions designed to improve accuracy and efficiency by automating the process of determining taxability, identifying applicable tax rates, determining and collecting taxes, preparing and filing returns and maintaining tax records and compliance documents. Avalara continued to benefit from the increasing penetration of online commerce and the necessity of meticulous calculation of sales tax payable in multiple jurisdictions. Five9 Inc. develops cloud-based customer contact software that assists contact centers in customer service and sales and marketing functions. Five9’s virtual contact center platform allows management of customer interactions across voice, chats, email, social media
Columbia Small Cap Growth Fund I | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
and mobile channels. Five9 benefited from the modernization of communications equipment as customer call centers transition to unified communications with their clients. Coupa Software provides a cloud-based spend management platform that connects several organizations with roughly 5 million global suppliers, and offers procurement, invoicing and expense management modules that provide analytics and contract and inventory management capabilities. While we believe Coupa may continue to see increasing demand in a world of increasing austerity measures, the company had eclipsed our expected value by the end of the period and we harvested gains in the name.
Within the health care sector, Fund holdings in Teladoc Health, Inc. and Quidel Corp. were top contributors to performance. Teledoc provides on-demand healthcare services with over 3,000 board certified physicians and behavioral health professionals via mobile devices, internet, video and phone and serves thousands of employers, health plans and health systems. Teledoc benefited from the fast tracking of the trend to telemedicine brought on by COVID-19. Their recent merger with “health-care coach” Livongo, which helps patients with chronic illnesses such as diabetes better manage the disease on a day to day basis, looks to be a significant step in building out a digital end to end interface within the health care industry. Quidel develops rapid diagnostic tests for infectious diseases (influenza and strep), women’s health (pregnancy) and gastrointestinal diseases that are used in physician offices, hospitals, labs, screening centers and clinics. Quidel has developed a molecular test as well as a rapid immunoassay antigen test for COVID-19 and expects to have a rapid antibody serology test (to detect the presence of antibodies) in the fall of 2020 that will be performed on their installed base of over 50k Sofia instruments in doctors’ offices.
Cantel Medical Corp. was the largest detractor in the Fund’s portfolio for the period. Cantel develops infection prevention and control devices for endoscopy labs in hospitals as well as in the dental industry. The company pioneered products such as disposable valves used on colonoscopes, basically revolutionizing the workflow in the endoscopy lab while enhancing the ability of the hospital to control infectious outbreaks. This has been critical for maintaining public confidence at the hospital clients of Cantel. The last couple of years have seen challenging times for growth as Cantel has faced hurdles within their dialysis-industry sales as well as in their medical-segment sales. Boston Scientific has become a more significant competitor with the introduction of their own disposable valves and with their approach to selling into the core hospital customer. Cantel has responded by stepping up investments in research and development, introducing new products and further expanding geographically. We continue to own the stock of Cantel and believe they’ll benefit from a stabilization of growth and further deleveraging of their balance sheet.
Investment thesis
We believe that innovation will continue to be the lifeblood of value creation in the stock market in the years ahead. Over the last decade we’ve seen a surge of applications in the software-as-a-service segment of technology. We’ve seen a veritable Cambrian Explosion in the pace of scientific invention within biology in such areas as gene editing, cell therapy and targeted immunotherapy. We’re now seeing businesses spring forth in molecular diagnostics that in the future may be able to detect cancer in its very early stages from the evaluation of an annual blood draw. Finally, we’re seeing the blueprint come together for a world with a digitized healthcare ecosystem, driving up the efficacy of individualized medicine while driving down healthcare costs. It’s a fantastic time to be an investor and watch all of this evolve. Of course, a great product or service is simply not enough in the stock market. This must ultimately be combined with an effective business model for sustained value creation. This is the intersection of where we spend the majority of our time. Combining this strategy with the challenges facing the global macro-economy for the foreseeable future keeps us sanguine about our prospects for continuing to add value for our shareholders.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim
6	Columbia Small Cap Growth Fund I | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Small Cap Growth Fund I | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,347.50	1,018.75	7.65	6.58	1.29
Advisor Class	1,000.00	1,000.00	1,349.20	1,020.02	6.17	5.31	1.04
Class C	1,000.00	1,000.00	1,341.60	1,014.96	12.07	10.39	2.04
Institutional Class	1,000.00	1,000.00	1,348.90	1,020.02	6.17	5.31	1.04
Institutional 2 Class	1,000.00	1,000.00	1,349.50	1,020.42	5.70	4.90	0.96
Institutional 3 Class	1,000.00	1,000.00	1,349.60	1,020.67	5.40	4.65	0.91
Class R	1,000.00	1,000.00	1,345.30	1,017.49	9.13	7.85	1.54
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Small Cap Growth Fund I | Annual Report 2020

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.4%
Issuer	Shares	Value ($)
Communication Services 1.7%
Interactive Media & Services 1.7%
EverQuote, Inc., Class A(a)	722,472	25,647,756
Total Communication Services		25,647,756
Consumer Discretionary 17.1%
Diversified Consumer Services 0.6%
Vivint Smart Home, Inc.(a)	557,600	9,897,400
Hotels, Restaurants & Leisure 11.0%
Caesars Entertainment, Inc.(a)	915,500	41,929,900
Churchill Downs, Inc.	58,600	10,240,936
GAN Ltd.(a)	1,044,800	21,470,640
Papa John’s International, Inc.	279,500	27,472,055
Planet Fitness, Inc., Class A(a)	800,200	48,644,158
Texas Roadhouse, Inc.	227,300	14,317,627
Wingstop, Inc.	51,100	8,349,740
Total		172,425,056
Internet & Direct Marketing Retail 2.3%
Etsy, Inc.(a)	297,000	35,550,900
Specialty Retail 3.2%
Floor & Decor Holdings, Inc.(a)	382,800	28,036,272
Lithia Motors, Inc., Class A	87,400	21,759,104
Total		49,795,376
Total Consumer Discretionary		267,668,732
Energy 0.6%
Energy Equipment & Services 0.2%
Frank’s International NV(a)	1,312,200	3,031,182
Oil, Gas & Consumable Fuels 0.4%
Delek U.S. Holdings, Inc.	435,600	6,851,988
Total Energy		9,883,170
Financials 2.3%
Consumer Finance 1.4%
LendingTree, Inc.(a)	71,500	22,089,210
Insurance 0.5%
Goosehead Insurance, Inc., Class A	77,800	7,994,728
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 0.4%
Essent Group Ltd.	181,900	6,493,830
Total Financials		36,577,768
Health Care 35.9%
Biotechnology 7.0%
Annexon, Inc.(a)	153,457	3,785,784
Arcutis Biotherapeutics, Inc.(a)	145,306	3,642,822
Arrowhead Pharmaceuticals, Inc.(a)	157,100	6,635,904
bluebird bio, Inc.(a)	42,222	2,503,765
CRISPR Therapeutics AG(a)	98,900	9,243,194
Immunomedics, Inc.(a)	332,982	14,837,678
Insmed, Inc.(a)	167,300	4,716,187
Natera, Inc.(a)	465,900	29,682,489
Nurix Therapeutics, Inc.(a)	191,546	4,482,176
SpringWorks Therapeutics, Inc.(a)	127,327	5,654,592
Turning Point Therapeutics, Inc.(a)	77,000	6,019,860
Twist Bioscience Corp.(a)	193,200	13,510,476
uniQure NV(a)	100,700	4,105,539
Total		108,820,466
Health Care Equipment & Supplies 11.4%
Acutus Medical, Inc.(a)	110,190	3,865,465
BioLife Solutions, Inc.(a)	706,214	15,056,483
Cantel Medical Corp.	417,400	21,905,152
GenMark Diagnostics, Inc.(a)	554,685	7,194,264
Glaukos Corp.(a)	235,500	11,263,965
Heska Corp.(a)	286,600	29,691,760
Inari Medical, Inc.(a)	3,722	297,537
Neogen Corp.(a)	366,300	27,912,060
Quidel Corp.(a)	95,400	16,786,584
Quotient Ltd.(a)	1,386,000	7,013,160
Silk Road Medical, Inc.(a)	232,900	14,202,242
Tandem Diabetes Care, Inc.(a)	204,200	23,017,424
Total		178,206,096
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2020	9

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 6.8%
Addus HomeCare Corp.(a)	166,700	15,613,122
Amedisys, Inc.(a)	132,339	32,012,804
Chemed Corp.	68,383	35,361,533
HealthEquity, Inc.(a)	419,300	24,101,364
Total		107,088,823
Health Care Technology 2.0%
Accolade, Inc.(a)	429,091	14,421,748
Teladoc Health, Inc.(a)	79,865	17,226,082
Total		31,647,830
Life Sciences Tools & Services 8.7%
10X Genomics, Inc., Class A(a)	107,900	12,367,498
Adaptive Biotechnologies Corp.(a)	429,306	17,863,423
Berkeley Lights, Inc.(a)	181,211	11,851,199
Bio-Techne Corp.	172,058	43,953,937
Codexis, Inc.(a)	373,900	5,159,820
NeoGenomics, Inc.(a)	641,700	24,994,215
Quanterix Corp.(a)	560,899	19,968,004
Total		136,158,096
Total Health Care		561,921,311
Industrials 15.8%
Aerospace & Defense 1.8%
Aerojet Rocketdyne Holdings, Inc.(a)	353,300	14,616,021
Axon Enterprise, Inc.(a)	160,400	13,743,072
Total		28,359,093
Building Products 1.5%
Simpson Manufacturing Co., Inc.	241,400	23,739,276
Commercial Services & Supplies 2.9%
Casella Waste Systems, Inc., Class A(a)	196,746	11,047,288
Healthcare Services Group, Inc.	793,000	16,494,400
McGrath Rentcorp	270,100	17,923,836
Total		45,465,524
Electrical Equipment 2.0%
Vertiv Holdings Co.(a)	1,905,800	30,931,134
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 3.3%
Kornit Digital Ltd.(a)	435,500	26,970,515
Proto Labs, Inc.(a)	166,000	24,402,000
Total		51,372,515
Road & Rail 2.0%
Saia, Inc.(a)	233,900	31,389,380
Trading Companies & Distributors 2.3%
SiteOne Landscape Supply, Inc.(a)	279,500	34,951,475
Total Industrials		246,208,397
Information Technology 16.9%
IT Services 2.0%
BigCommerce Holdings, Inc.(a)	5,265	620,217
Euronet Worldwide, Inc.(a)	131,100	13,553,118
Shift4 Payments, Inc., Class A(a)	332,744	16,760,315
Total		30,933,650
Semiconductors & Semiconductor Equipment 3.8%
Advanced Energy Industries, Inc.(a)	342,600	25,393,512
Cabot Microelectronics Corp.	102,000	15,533,580
Ichor Holdings Ltd.(a)	357,600	8,997,216
MKS Instruments, Inc.	75,400	9,012,562
Total		58,936,870
Software 11.1%
Alarm.com Holdings, Inc.(a)	240,000	14,368,800
Alteryx, Inc., Class A(a)	125,900	15,212,497
Avalara, Inc.(a)	335,800	44,463,278
Bill.com Holdings, Inc.(a)	184,288	18,240,826
Blackline, Inc.(a)	153,400	13,402,558
Five9, Inc.(a)	127,400	16,235,856
HubSpot, Inc.(a)	83,570	25,044,258
Medallia, Inc.(a)	544,900	19,719,931
Mimecast Ltd.(a)	154,900	7,627,276
Total		174,315,280
Total Information Technology		264,185,800
Materials 2.6%
Chemicals 1.7%
Balchem Corp.	129,565	12,658,501
Livent Corp.(a)	1,658,000	14,059,840
Total		26,718,341

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Growth Fund I | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.9%
Worthington Industries, Inc.	348,700	14,481,511
Total Materials		41,199,852
Real Estate 2.5%
Equity Real Estate Investment Trusts (REITS) 2.5%
Coresite Realty Corp.	139,600	17,094,020
STORE Capital Corp.	812,104	21,959,292
Total		39,053,312
Total Real Estate		39,053,312
Total Common Stocks (Cost $1,110,625,278)		1,492,346,098

Money Market Funds 4.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(b),(c)	70,567,762	70,567,762
Total Money Market Funds (Cost $70,562,655)		70,567,762
Total Investments in Securities (Cost: $1,181,187,933)		1,562,913,860
Other Assets & Liabilities, Net		1,081,131
Net Assets		1,563,994,991

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	6,714,865	579,946,584	(516,098,794)	5,107	70,567,762	19,555	342,810	70,567,762
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2020	11

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	25,647,756	—	—	25,647,756
Consumer Discretionary	267,668,732	—	—	267,668,732
Energy	9,883,170	—	—	9,883,170
Financials	36,577,768	—	—	36,577,768
Health Care	561,921,311	—	—	561,921,311
Industrials	246,208,397	—	—	246,208,397
Information Technology	264,185,800	—	—	264,185,800
Materials	41,199,852	—	—	41,199,852
Real Estate	39,053,312	—	—	39,053,312
Total Common Stocks	1,492,346,098	—	—	1,492,346,098
Money Market Funds	70,567,762	—	—	70,567,762
Total Investments in Securities	1,562,913,860	—	—	1,562,913,860
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Growth Fund I | Annual Report 2020

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,110,625,278)	$1,492,346,098
Affiliated issuers (cost $70,562,655)	70,567,762
Receivable for:
Investments sold	1,241,999
Capital shares sold	8,171,352
Dividends	379,451
Prepaid expenses	7,815
Trustees’ deferred compensation plan	143,066
Total assets	1,572,857,543
Liabilities
Payable for:
Investments purchased	6,771,215
Capital shares purchased	1,589,390
Management services fees	104,391
Distribution and/or service fees	10,361
Transfer agent fees	180,452
Compensation of board members	13,877
Compensation of chief compliance officer	62
Other expenses	49,738
Trustees’ deferred compensation plan	143,066
Total liabilities	8,862,552
Net assets applicable to outstanding capital stock	$1,563,994,991
Represented by
Paid in capital	1,094,506,485
Total distributable earnings (loss)	469,488,506
Total - representing net assets applicable to outstanding capital stock	$1,563,994,991
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2020	13

Statement of Assets and Liabilities  (continued)
August 31, 2020
Class A
Net assets	$414,359,877
Shares outstanding	16,541,100
Net asset value per share	$25.05
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$26.58
Advisor Class
Net assets	$83,933,732
Shares outstanding	2,904,769
Net asset value per share	$28.90
Class C
Net assets	$20,142,347
Shares outstanding	1,059,455
Net asset value per share	$19.01
Institutional Class
Net assets	$773,635,532
Shares outstanding	28,544,233
Net asset value per share	$27.10
Institutional 2 Class
Net assets	$104,107,951
Shares outstanding	3,786,648
Net asset value per share	$27.49
Institutional 3 Class
Net assets	$163,141,962
Shares outstanding	5,853,086
Net asset value per share	$27.87
Class R
Net assets	$4,673,590
Shares outstanding	191,922
Net asset value per share	$24.35
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Growth Fund I | Annual Report 2020

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$3,334,720
Dividends — affiliated issuers	342,810
Interfund lending	953
Total income	3,678,483
Expenses:
Management services fees	8,018,595
Distribution and/or service fees
Class A	762,527
Class C	130,813
Class R	13,368
Transfer agent fees
Class A	442,824
Advisor Class	62,566
Class C	19,005
Institutional Class	640,579
Institutional 2 Class	34,019
Institutional 3 Class	7,694
Class R	3,882
Compensation of board members	24,881
Custodian fees	16,484
Printing and postage fees	181,715
Registration fees	184,703
Audit fees	29,037
Legal fees	24,042
Line of credit interest	240
Interest on interfund lending	979
Compensation of chief compliance officer	323
Other	23,888
Total expenses	10,622,164
Expense reduction	(4,513)
Total net expenses	10,617,651
Net investment loss	(6,939,168)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	99,021,630
Investments — affiliated issuers	19,555
Foreign currency translations	(2,389)
Net realized gain	99,038,796
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	292,724,315
Investments — affiliated issuers	5,107
Net change in unrealized appreciation (depreciation)	292,729,422
Net realized and unrealized gain	391,768,218
Net increase in net assets resulting from operations	$384,829,050
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment loss	$(6,939,168)	$(3,581,611)
Net realized gain	99,038,796	86,654,476
Net change in unrealized appreciation (depreciation)	292,729,422	(38,072,259)
Net increase in net assets resulting from operations	384,829,050	45,000,606
Distributions to shareholders
Net investment income and net realized gains
Class A	(24,434,209)	(36,731,171)
Advisor Class	(2,172,361)	(1,694,946)
Class C	(1,153,231)	(1,393,865)
Institutional Class	(28,220,925)	(30,338,730)
Institutional 2 Class	(2,881,544)	(2,996,770)
Institutional 3 Class	(6,471,974)	(9,102,033)
Class R	(154,269)	(247,105)
Total distributions to shareholders	(65,488,513)	(82,504,620)
Increase in net assets from capital stock activity	571,924,301	130,755,178
Total increase in net assets	891,264,838	93,251,164
Net assets at beginning of year	672,730,153	579,478,989
Net assets at end of year	$1,563,994,991	$672,730,153
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Growth Fund I | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,772,206	95,749,799	2,031,906	36,814,367
Distributions reinvested	1,153,206	21,507,292	1,982,814	31,943,124
Redemptions	(2,844,185)	(56,164,713)	(1,856,347)	(34,113,050)
Net increase	3,081,227	61,092,378	2,158,373	34,644,441
Advisor Class
Subscriptions	3,180,402	73,079,809	765,805	16,468,112
Distributions reinvested	98,079	2,106,731	92,455	1,694,701
Redemptions	(1,272,257)	(27,639,912)	(321,820)	(6,401,435)
Net increase	2,006,224	47,546,628	536,440	11,761,378
Class C
Subscriptions	700,100	10,578,063	367,095	5,136,467
Distributions reinvested	74,226	1,056,242	106,019	1,335,841
Redemptions	(294,021)	(4,354,889)	(362,548)	(5,101,535)
Net increase	480,305	7,279,416	110,566	1,370,773
Institutional Class
Subscriptions	22,088,836	474,555,614	4,799,308	95,316,410
Distributions reinvested	1,208,794	24,345,120	1,626,644	28,108,415
Redemptions	(8,140,904)	(165,413,597)	(2,693,174)	(53,588,623)
Net increase	15,156,726	333,487,137	3,732,778	69,836,202
Institutional 2 Class
Subscriptions	3,490,100	75,386,036	755,042	15,675,077
Distributions reinvested	141,107	2,881,408	171,328	2,996,518
Redemptions	(1,064,265)	(22,519,367)	(594,595)	(12,184,911)
Net increase	2,566,942	55,748,077	331,775	6,486,684
Institutional 3 Class
Subscriptions	4,742,599	110,463,899	542,455	11,380,908
Distributions reinvested	312,703	6,469,818	513,934	9,101,773
Redemptions	(2,268,545)	(52,336,537)	(673,127)	(13,849,671)
Net increase	2,786,757	64,597,180	383,262	6,633,010
Class R
Subscriptions	155,164	3,040,862	26,392	481,566
Distributions reinvested	8,340	151,451	14,470	227,460
Redemptions	(50,221)	(1,018,828)	(38,773)	(686,336)
Net increase	113,283	2,173,485	2,089	22,690
Total net increase	26,191,464	571,924,301	7,255,283	130,755,178
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2020	$19.72	(0.18)	7.28	7.10	(1.77)	(1.77)
Year Ended 8/31/2019	$22.05	(0.15)	1.12	0.97	(3.30)	(3.30)
Year Ended 8/31/2018	$19.46	(0.15)	5.87	5.72	(3.13)	(3.13)
Year Ended 8/31/2017	$17.29	(0.13)	3.78	3.65	(1.48)	(1.48)
Year Ended 8/31/2016	$27.22	(0.11)(g)	0.40	0.29	(10.22)	(10.22)
Advisor Class
Year Ended 8/31/2020	$22.48	(0.15)	8.38	8.23	(1.81)	(1.81)
Year Ended 8/31/2019	$24.61	(0.11)	1.33	1.22	(3.35)	(3.35)
Year Ended 8/31/2018	$21.38	(0.12)	6.53	6.41	(3.18)	(3.18)
Year Ended 8/31/2017	$18.86	(0.09)	4.13	4.04	(1.52)	(1.52)
Year Ended 8/31/2016	$28.69	(0.03)(g)	0.42	0.39	(10.22)	(10.22)
Class C
Year Ended 8/31/2020	$15.34	(0.25)	5.54	5.29	(1.62)	(1.62)
Year Ended 8/31/2019	$17.93	(0.22)	0.78	0.56	(3.15)	(3.15)
Year Ended 8/31/2018	$16.35	(0.25)	4.82	4.57	(2.99)	(2.99)
Year Ended 8/31/2017	$14.74	(0.23)	3.20	2.97	(1.36)	(1.36)
Year Ended 8/31/2016	$24.87	(0.21)(g)	0.30	0.09	(10.22)	(10.22)
Institutional Class
Year Ended 8/31/2020	$21.20	(0.14)	7.85	7.71	(1.81)	(1.81)
Year Ended 8/31/2019	$23.42	(0.11)	1.24	1.13	(3.35)	(3.35)
Year Ended 8/31/2018	$20.49	(0.11)	6.22	6.11	(3.18)	(3.18)
Year Ended 8/31/2017	$18.13	(0.09)	3.97	3.88	(1.52)	(1.52)
Year Ended 8/31/2016	$27.98	(0.07)(g)	0.44	0.37	(10.22)	(10.22)
Institutional 2 Class
Year Ended 8/31/2020	$21.47	(0.13)	7.98	7.85	(1.83)	(1.83)
Year Ended 8/31/2019	$23.68	(0.09)	1.26	1.17	(3.38)	(3.38)
Year Ended 8/31/2018	$20.68	(0.09)	6.29	6.20	(3.20)	(3.20)
Year Ended 8/31/2017	$18.28	(0.07)	4.01	3.94	(1.54)	(1.54)
Year Ended 8/31/2016	$28.11	(0.04)(g)	0.43	0.39	(10.22)	(10.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Growth Fund I | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2020	$25.05	39.06%	1.29%(c),(d)	1.29%(c),(d),(e)	(0.89%)	76%	$414,360
Year Ended 8/31/2019	$19.72	7.76%	1.33%(c)	1.33%(c)	(0.79%)	113%	$265,473
Year Ended 8/31/2018	$22.05	33.62%	1.35%(d)	1.34%(d),(e)	(0.79%)	156%	$249,156
Year Ended 8/31/2017	$19.46	22.42%	1.39%(f)	1.34%(e),(f)	(0.74%)	174%	$189,019
Year Ended 8/31/2016	$17.29	2.88%	1.41%(d)	1.36%(d),(e)	(0.62%)	142%	$174,183
Advisor Class
Year Ended 8/31/2020	$28.90	39.42%	1.04%(c),(d)	1.04%(c),(d),(e)	(0.66%)	76%	$83,934
Year Ended 8/31/2019	$22.48	8.05%	1.07%(c)	1.07%(c)	(0.54%)	113%	$20,203
Year Ended 8/31/2018	$24.61	33.91%	1.10%(d)	1.09%(d),(e)	(0.53%)	156%	$8,913
Year Ended 8/31/2017	$21.38	22.68%	1.12%(f)	1.09%(e),(f)	(0.46%)	174%	$1,734
Year Ended 8/31/2016	$18.86	3.15%	1.16%(d)	1.10%(d),(e)	(0.16%)	142%	$1,283
Class C
Year Ended 8/31/2020	$19.01	38.03%	2.04%(c),(d)	2.04%(c),(d),(e)	(1.65%)	76%	$20,142
Year Ended 8/31/2019	$15.34	6.93%	2.08%(c)	2.08%(c)	(1.54%)	113%	$8,887
Year Ended 8/31/2018	$17.93	32.58%	2.10%(d)	2.09%(d),(e)	(1.54%)	156%	$8,401
Year Ended 8/31/2017	$16.35	21.48%	2.14%(f)	2.09%(e),(f)	(1.49%)	174%	$12,281
Year Ended 8/31/2016	$14.74	2.12%	2.16%(d)	2.12%(d),(e)	(1.37%)	142%	$13,187
Institutional Class
Year Ended 8/31/2020	$27.10	39.35%	1.04%(c),(d)	1.04%(c),(d),(e)	(0.65%)	76%	$773,636
Year Ended 8/31/2019	$21.20	8.08%	1.08%(c)	1.08%(c)	(0.54%)	113%	$283,781
Year Ended 8/31/2018	$23.42	33.91%	1.10%(d)	1.09%(d),(e)	(0.54%)	156%	$226,120
Year Ended 8/31/2017	$20.49	22.72%	1.14%(f)	1.09%(e),(f)	(0.49%)	174%	$159,344
Year Ended 8/31/2016	$18.13	3.15%	1.15%(d)	1.12%(d),(e)	(0.38%)	142%	$157,826
Institutional 2 Class
Year Ended 8/31/2020	$27.49	39.50%	0.96%(c),(d)	0.96%(c),(d)	(0.58%)	76%	$104,108
Year Ended 8/31/2019	$21.47	8.16%	0.97%(c)	0.97%(c)	(0.45%)	113%	$26,190
Year Ended 8/31/2018	$23.68	34.07%	0.99%(d)	0.98%(d)	(0.43%)	156%	$21,024
Year Ended 8/31/2017	$20.68	22.87%	1.00%(f)	0.99%(f)	(0.39%)	174%	$15,478
Year Ended 8/31/2016	$18.28	3.24%	0.99%(d)	0.99%(d)	(0.23%)	142%	$11,704
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2020	$21.75	(0.12)	8.08	7.96	(1.84)	(1.84)
Year Ended 8/31/2019	$23.93	(0.08)	1.29	1.21	(3.39)	(3.39)
Year Ended 8/31/2018	$20.87	(0.08)	6.35	6.27	(3.21)	(3.21)
Year Ended 8/31/2017	$18.43	(0.07)	4.06	3.99	(1.55)	(1.55)
Year Ended 8/31/2016	$28.24	(0.03)(g)	0.44	0.41	(10.22)	(10.22)
Class R
Year Ended 8/31/2020	$19.22	(0.23)	7.08	6.85	(1.72)	(1.72)
Year Ended 8/31/2019	$21.57	(0.19)	1.09	0.90	(3.25)	(3.25)
Year Ended 8/31/2018	$19.10	(0.20)	5.75	5.55	(3.08)	(3.08)
Year Ended 8/31/2017	$17.00	(0.17)	3.71	3.54	(1.44)	(1.44)
Year Ended 8/31/2016	$26.99	(0.16)(g)	0.39	0.23	(10.22)	(10.22)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(g)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2016	$0.04	$0.07	$0.03	$0.04	$0.05	$0.05	$0.04
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Growth Fund I | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2020	$27.87	39.55%	0.90%(c),(d)	0.90%(c),(d)	(0.52%)	76%	$163,142
Year Ended 8/31/2019	$21.75	8.26%	0.92%(c)	0.92%(c)	(0.38%)	113%	$66,685
Year Ended 8/31/2018	$23.93	34.12%	0.94%(d)	0.93%(d)	(0.38%)	156%	$64,214
Year Ended 8/31/2017	$20.87	22.96%	0.96%	0.94%	(0.38%)	174%	$54,574
Year Ended 8/31/2016	$18.43	3.30%	0.94%(d)	0.94%(d)	(0.14%)	142%	$6,562
Class R
Year Ended 8/31/2020	$24.35	38.67%	1.54%(c),(d)	1.54%(c),(d),(e)	(1.16%)	76%	$4,674
Year Ended 8/31/2019	$19.22	7.53%	1.58%(c)	1.58%(c)	(1.03%)	113%	$1,511
Year Ended 8/31/2018	$21.57	33.26%	1.60%(d)	1.59%(d),(e)	(1.04%)	156%	$1,651
Year Ended 8/31/2017	$19.10	22.10%	1.64%(f)	1.59%(e),(f)	(0.99%)	174%	$1,387
Year Ended 8/31/2016	$17.00	2.61%	1.66%(d)	1.62%(d),(e)	(0.88%)	142%	$1,356
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2020	21

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Small Cap Growth Fund I | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Small Cap Growth Fund I | Annual Report 2020	23

Notes to Financial Statements  (continued)
August 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.84% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
24	Columbia Small Cap Growth Fund I | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $4,513.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Columbia Small Cap Growth Fund I | Annual Report 2020	25

Notes to Financial Statements  (continued)
August 31, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	568,919
Class C	—	1.00(b)	3,847

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.35%	1.35%
Advisor Class	1.10	1.10
Class C	2.10	2.10
Institutional Class	1.10	1.10
Institutional 2 Class	1.03	1.00
Institutional 3 Class	0.97	0.95
Class R	1.60	1.60
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, net operating loss reclassification and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
26	Columbia Small Cap Growth Fund I | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
6,925,803	(6,925,803)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
22,841,151	42,647,362	65,488,513	42,023,297	40,481,323	82,504,620
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
20,181,788	75,523,830	—	373,941,573
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,188,972,287	406,706,188	(32,764,615)	373,941,573
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,144,961,130 and $706,800,758, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Small Cap Growth Fund I | Annual Report 2020	27

Notes to Financial Statements  (continued)
August 31, 2020
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	5,850,000	1.47	4
Lender	2,722,222	0.91	9
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended August 31, 2020, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
2,600,000	1.69	2
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2020.
Note 9. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
28	Columbia Small Cap Growth Fund I | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At August 31, 2020, affiliated shareholders of record owned 18.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Small Cap Growth Fund I | Annual Report 2020	29

Notes to Financial Statements  (continued)
August 31, 2020
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Small Cap Growth Fund I | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Growth Fund I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Growth Fund I (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Growth Fund I | Annual Report 2020	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
5.40%	5.40%	$81,861,548
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
32	Columbia Small Cap Growth Fund I | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Columbia Small Cap Growth Fund I | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
34	Columbia Small Cap Growth Fund I | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Columbia Small Cap Growth Fund I | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
36	Columbia Small Cap Growth Fund I | Annual Report 2020

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Small Cap Growth Fund I (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
Columbia Small Cap Growth Fund I | Annual Report 2020	37

Board Consideration and Approval of Management
Agreement  (continued)

•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the fourth, fourteenth and third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
38	Columbia Small Cap Growth Fund I | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management
Columbia Small Cap Growth Fund I | Annual Report 2020	39

Board Consideration and Approval of Management
Agreement  (continued)

fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
 Results of Meeting of Shareholders
During the period, the Board of Trustees of Columbia Funds Series Trust I solicited approval to convert the investment objective of the Fund from “fundamental” to “non-fundamental” (the “Proposal”).
At a Special Meeting of Shareholders held on July 17, 2020 (the “Meeting”), shareholders of the Fund approved the Proposal. The votes cast by the shareholders of the Fund for or against as well as the number of abstentions and broker non-votes are set forth below. Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the record date, and each fractional dollar amount is entitled to a proportionate fractional vote.
Votes For	Votes Againtst/Withheld	Abstentions	Broker Non-Votes
334,086,405	11,936,866	12,983,506	0
40	Columbia Small Cap Growth Fund I | Annual Report 2020

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Columbia Small Cap Growth Fund I
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN226_08_K01_(10/20)

Annual Report
August 31, 2020
Columbia Strategic Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Strategic Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Income Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Co-Portfolio Manager
Managed Fund since 2010
Colin Lundgren, CFA*
Co-Portfolio Manager
Managed Fund since 2010
Jason Callan
Co-Portfolio Manager
Managed Fund since 2017
* Mr. Lundgren has announced that he plans to retire from the Investment Management, effective March 1, 2021. Until then, Mr. Lundgren will continue to serve as a portfolio manager of the Fund. Mr. Lundgren plans to remain with Columbia Threadneedle Investments through 2021 to assist as needed.
Average annual total returns (%) (for the period ended August 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/21/77	4.84	4.71	4.88
	Including sales charges		-0.14	3.70	4.37
Advisor Class*		11/08/12	5.02	4.95	5.07
Class C	Excluding sales charges	07/01/97	4.06	3.93	4.16
	Including sales charges		3.06	3.93	4.16
Institutional Class		01/29/99	5.02	4.98	5.14
Institutional 2 Class*		03/07/11	5.06	5.01	5.21
Institutional 3 Class*		06/13/13	5.13	5.04	5.15
Class R*		09/27/10	4.38	4.42	4.66
Bloomberg Barclays U.S. Aggregate Bond Index			6.47	4.33	3.65
ICE BofA US Cash Pay High Yield Constrained Index			3.65	6.27	6.66
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged			4.36	4.13	1.63
JPMorgan Emerging Markets Bond Index-Global			3.82	6.09	5.56
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The ICE BofA US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Columbia Strategic Income Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Performance of a hypothetical $10,000 investment (August 31, 2010 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2020)
Asset-Backed Securities — Non-Agency	8.2
Commercial Mortgage-Backed Securities - Non-Agency	5.3
Common Stocks	0.0(a)
Corporate Bonds & Notes	37.4
Foreign Government Obligations	8.5
Inflation-Indexed Bonds	0.1
Money Market Funds	4.3
Options Purchased Puts	0.0(a)
Residential Mortgage-Backed Securities - Agency	10.9
Residential Mortgage-Backed Securities - Non-Agency	18.8
Rights	0.0(a)
Senior Loans	6.5
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Strategic Income Fund | Annual Report 2020

Fund at a Glance   (continued)
Quality breakdown (%) (at August 31, 2020)
AAA rating	11.6
AA rating	5.5
A rating	3.9
BBB rating	22.3
BB rating	19.5
B rating	16.5
CCC rating	4.3
CC rating	0.0(a)
C rating	0.0(a)
D rating	0.0(a)
Not rated	16.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not Rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not Rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia Strategic Income Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2020, the Fund’s Class A shares returned 4.84% excluding sales charges. While posting solid absolute gains, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.47% for the same period. Duration positioning and exposure to emerging markets debt detracted most from relative results, more than offsetting the positive contributions of allocation positioning within high-yield and structured credit sectors.
Bond markets gained amid pandemic-driven fiscal and monetary stimulus
For the first several months of the annual period, U.S. Treasury and other government bond yields increased on softening U.S.-China trade tensions, a lower risk of a disorderly exit from the European Union by the United Kingdom, increasing prospects for a U.S.-Mexico-Canada trade agreement, signs of economic stabilization in Europe and China and rather positive U.S. economic data, including an unemployment rate below 4%. Most non-government bond sectors posted gains, with high-yield corporate bonds and emerging markets debt performing particularly well, bolstered by accommodative central bank policy and favorable investor sentiment toward risk assets.
Though 2020 began with economic prospects looking relatively positive, the spread of COVID-19 dramatically and quickly re-shaped global markets. The abrupt halt to substantial portions of the economy left markets struggling to appropriately price risk assets in this new reality. Against this backdrop, higher quality areas of the fixed income market performed best during the first quarter of 2020, especially U.S. Treasuries. Indeed, government bond yields declined to record lows in several developed markets, including the U.S., as the pandemic sparked fears of a global depression. Most other fixed-income sectors saw significant repricing. The U.S. Federal Reserve (Fed) took a series of unprecedented steps in March 2020 to shore up liquidity, backstop important sectors and provide stimulus. The Fed slashed the targeted federal funds rate to near zero, relaunched quantitative easing and started numerous credit facilities to support various markets. Also, Congress and the White House passed three phases of fiscal stimulus totaling more than $2 trillion. Many other developed market governments and central banks also enacted stimulus measures and added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. By the end of the first quarter of 2020, the net effect of these measures provided a bit of calm to markets, sparking a performance recovery for many non-government fixed-income sectors, a trend that persisted through the remainder of the annual period.
All told, the bellwether 10-year U.S. Treasury yield fell 78 basis points during the annual period. (A basis point is 1/100th of a percentage point.) The Fed’s extraordinary measures to cushion the economic pain caused by the lockdowns helped push yields lower across the spectrum of maturities. In addition, rates in most other developed markets remained near record lows — even dipping into negative territory in some, such as the United Kingdom, which also indirectly helped keep U.S. yields lower. As yields on shorter term maturities fell more than those on longer term maturities, the yield curve steepened during the annual period. While U.S. Treasuries, especially long-dated U.S. Treasuries, posted strong total returns, other high-quality sectors, including Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds, also outpaced the benchmark during the annual period. Lower quality sectors, such as high-yield corporate bonds and emerging markets debt, and those sectors that generally perform poorly when interest rates fall, including mortgage-backed securities, posted positive returns but lagged the benchmark for the annual period.
Duration positioning and emerging market bond exposure detracted from Fund results
Relative to the benchmark, the Fund maintained a shorter duration stance throughout the annual period in line with our process to follow a risk-balanced framework. Such positioning proved a detractor from relative results as yields fell. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
The sector that hurt the Fund’s relative performance most was emerging markets debt, wherein broad-based exposure detracted, attributable primarily to March 2020 when the sector reached its lows of the annual period. Yields spiked across emerging markets debt denominated in U.S. dollars or local currency during the March 2020 downturn, and their currencies depreciated against the U.S. dollar. Many of the emerging markets were also especially impacted by declining oil prices, given their commodity export-dependent economies.
6	Columbia Strategic Income Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
High-yield and structured credit sector positioning boosted Fund results
Relative to the benchmark, the Fund’s allocation positioning in high-yield corporate credit boosted the Fund’s results most. The Fund’s exposure to the sector was near historic lows for the portfolio in March 2020, when high-yield corporate bonds weakened sharply amid expectations that declining economic activity and supply-chain disruptions would cause credit fundamentals to deteriorate. We subsequently increased the Fund’s allocation to high-yield credit in the following months at what we considered to be attractive valuations relative to underlying fundamentals, a strategy that proved beneficial as the sector rallied when countries began to gradually emerge from lockdowns and vaccine developments progressed.
To a lesser degree, the Fund’s exposure to structured credit sectors, particularly asset-backed securities and mortgage-backed securities, also contributed positively to its relative results. Issue selection among mortgage-backed securities added value as well.
Shifting market conditions drove portfolio changes
The Fund began the annual period positioned rather conservatively with regard to credit risk. As mentioned earlier, following the significant re-pricing of risk assets in March 2020, we increased the Fund’s allocation to high-yield corporate bonds. Similarly, through much of the second half of the annual period, we rotated within various sectors from more conservative holdings into higher yielding bonds as valuations became more attractive relative to fundamentals, in our view. We implemented this strategy within the investment-grade corporate bond sector, among several structured credit sectors and, to a more modest extent, within the emerging markets debt sector.
From a duration perspective, the Fund made tactical shifts in positioning throughout the annual period. While maintaining a shorter duration than that of the benchmark throughout, we lengthened the Fund’s duration into the second quarter of 2020 as we increased exposure to higher yielding bonds.
Currency exposure was relatively modest outside of the U.S. dollar, though we did hold small positions in the Fund in select currencies, particularly in emerging markets, that we believed offered attractive risk/reward propositions. We slightly shifted inflation exposure during the annual period as market conditions developed but maintained only a modest allocation to TIPS.
Overall, the Fund’s portfolio turnover rate for the 12-month period was 173%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
Derivative positions in the Fund
The Fund utilized derivatives as a means to hedge exposures to better balance risks among four risk factors: credit, duration, currency and inflation. We used U.S. Treasury futures, European government bond futures, credit default swap indices, options on interest rate swaps, agency mortgage-backed securities futures and inflation swaps. Overall, the use of U.S. Treasury futures, European government bond futures and options on interest rate swaps detracted from the Fund’s relative performance, while the use of credit default swap indices, agency mortgage-backed securities futures and inflation swaps contributed positively.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a
Columbia Strategic Income Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Strategic Income Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.30	1,020.52	4.82	4.80	0.94
Advisor Class	1,000.00	1,000.00	1,028.40	1,021.79	3.54	3.53	0.69
Class C	1,000.00	1,000.00	1,024.40	1,016.73	8.65	8.61	1.69
Institutional Class	1,000.00	1,000.00	1,030.10	1,021.79	3.54	3.53	0.69
Institutional 2 Class	1,000.00	1,000.00	1,028.60	1,021.99	3.33	3.32	0.65
Institutional 3 Class	1,000.00	1,000.00	1,029.00	1,022.24	3.08	3.07	0.60
Class R	1,000.00	1,000.00	1,026.80	1,019.26	6.10	6.07	1.19
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Strategic Income Fund | Annual Report 2020	9

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 8.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	6.825%	12,000,000	10,747,236
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	1.725%	11,200,000	10,951,763
Atrium XIII(a),(b)
Series 2013A Class B
3-month USD LIBOR + 1.500% 11/21/2030	1.756%	32,414,000	31,683,324
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	9,600,000	9,638,232
Babson CLO Ltd.(a),(b)
Series 2015-2A Class B2R
3-month USD LIBOR + 1.590% 10/20/2030	1.862%	18,925,000	18,620,402
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.600% 04/20/2031	1.872%	8,686,000	8,507,998
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	1.695%	11,725,000	11,297,167
Series 2015-4A Class A2R
3-month USD LIBOR + 1.800% 07/20/2032	2.072%	14,400,000	14,067,950
Conn’s Receivables Funding LLC(a)
Series 2019-A Class A
10/16/2023	3.400%	1,947,865	1,936,384
Series 2019-B Class B
06/17/2024	3.620%	16,500,000	16,233,413
Dryden 41 Senior Loan Fund(a),(b)
Series 2015-41A Class BR
3-month USD LIBOR + 1.300% Floor 1.300% 04/15/2031	1.575%	8,000,000	7,739,336
Dryden XXVIII Senior Loan Fund(a),(b)
Series 2013-28A Class A2LR
3-month USD LIBOR + 1.650% 08/15/2030	1.930%	23,650,000	23,432,893
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	10,845,773	10,780,574
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-11 Class A
12/15/2045	3.750%	7,447,903	7,407,944
Series 2019-2 Class A
08/15/2025	4.000%	14,610,302	14,523,137
Series 2019-3 Class A
10/15/2025	3.750%	16,026,485	15,932,849
Series 2019-7 Class A
01/15/2027	3.750%	15,995,637	15,953,511
Series 2019-8 Class A
12/15/2045	3.750%	8,106,177	8,066,594
Series 2020-1 Class A
01/16/2046	3.500%	21,388,569	21,274,288
Series 2020-2 Class A
02/15/2046	3.600%	11,303,820	11,268,193
Series 2020-T1 Class A
02/15/2046	3.500%	8,841,395	8,811,724
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	3.775%	10,900,000	10,229,454
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	2.022%	14,000,000	13,878,704
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	3.158%	6,000,000	5,999,982
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	4.358%	9,500,000	9,509,861
Morgan Stanley Resecuritization Pass-Through Trust(a),(c),(d)
Series 2018-SC1 Class B
09/18/2023	1.000%	1,047,716	1,045,096
OHA Credit Partners XIV Ltd.(a),(b)
Series 2017-14A Class B
3-month USD LIBOR + 1.500% 01/21/2030	1.771%	24,000,000	23,504,472
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	2.018%	14,700,000	14,401,311
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	1.722%	18,500,000	17,935,343
Pagaya AI Debt Selection Trust(a),(d)
Series 2019-1 Class A
06/15/2026	3.690%	14,907,424	14,814,252
Pagaya AI Debt Selection Trust(a)
Series 2019-2 Class A2A
09/15/2026	3.929%	5,735,288	5,717,109
Series 2019-3 Class A
11/16/2026	3.821%	21,600,244	21,457,047
Prosper Marketplace Issuance Trust(a)
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	2,363,961	2,363,138
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	11,902,756	11,962,270
RR 1 LLC(a),(b)
Series 2017-1A Class DR
3-month USD LIBOR + 6.500% 07/15/2029	6.775%	5,000,000	4,387,065
Theorem Funding Trust(a)
Series 2020-1A Class A
10/15/2026	2.480%	16,000,000	15,996,160
Series 2020-1A Class B
10/15/2026	3.950%	4,000,000	3,999,480
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class E
03/17/2025	3.590%	9,080,000	9,002,894
Total Asset-Backed Securities — Non-Agency (Cost $471,637,122)			465,078,550

Commercial Mortgage-Backed Securities - Non-Agency 5.7%

BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.112%	13,300,000	10,684,305
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	2.702%	7,000,000	6,089,263
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% Floor 2.900% 06/15/2035	3.062%	18,350,000	13,514,202
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	21,558,000	19,547,753
CALI Mortgage Trust(a),(e)
Series 2019-101C Class F
03/10/2039	4.469%	4,700,000	4,337,129
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	1.562%	12,970,000	12,982,170
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.412%	17,735,000	16,870,582
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.162%	4,000,000	3,740,048
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.883%	4,625,000	3,908,127
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	3.579%	16,035,000	11,635,698
COMM Mortgage Trust(a),(e)
Series 2020-CBM Class F
02/10/2037	3.754%	4,000,000	3,498,481
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	4,000,000	2,946,234
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	7,525,000	4,524,542
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	20,960,000	11,549,928
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	8,400,000	8,407,258
CSMC Trust(a),(e)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.393%	15,300,000	10,934,621
Hilton U.S.A. Trust(a),(e)
Series 2016-HHV Class F
11/05/2038	4.333%	28,590,000	25,485,046
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	11,500,000	11,335,434

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
August 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class E
11/10/2036	3.177%	15,500,000	11,229,938
Morgan Stanley Capital I Trust(a),(b)
Subordinated Series 2017-ASHF Class E
1-month USD LIBOR + 3.150% Floor 3.150% 11/15/2034	3.312%	12,600,000	9,755,710
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%	13,000,000	13,380,686
Series 2020-SFR1 Class F
04/17/2037	3.431%	17,000,000	16,208,818
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	12,785,000	12,811,492
Subordinated Series 2020-SFR2 Class F
06/18/2037	6.152%	12,000,000	12,679,373
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	2.262%	15,600,000	14,188,782
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	1.662%	10,941,000	10,524,650
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	3.062%	9,645,000	8,732,046
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month USD LIBOR + 1.650% Floor 1.650% 12/15/2034	1.812%	9,790,000	7,993,337
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $330,137,571)			299,495,653

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
Cincinnati Bell, Inc.(f)	300	4,518
Media 0.0%
Cumulus Media, Inc., Class A(f)	9,225	45,848
Total Communication Services		50,366
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 0.0%
Specialty Retail 0.0%
David’s Bridal, Inc.(f)	11,031	10,209
Total Consumer Discretionary		10,209
Energy 0.0%
Energy Equipment & Services 0.0%
Fieldwood Energy LLC(d),(f)	8,596	860
McDermott International, Inc.(c),(d),(f)	2,507	—
McDermott International, Inc.(f)	47,856	152,852
Total		153,712
Oil, Gas & Consumable Fuels 0.0%
Southcross Energy Partners LLC(d),(f)	14,393	2,015
Southcross Energy Partners LLC, Class A(d),(f)	272,263	190,584
Total		192,599
Total Energy		346,311
Financials —%
Diversified Financial Services —%
Alloy Finco Ltd.(c),(d),(f)	417,025	0
Total Financials		0
Information Technology 0.0%
Software 0.0%
Avaya Holdings Corp.(f)	3	47
Total Information Technology		47
Materials 0.0%
Metals & Mining 0.0%
Aleris International, Inc.(d),(f)	3,721	81,862
Total Materials		81,862
Utilities 0.0%
Independent Power and Renewable Electricity Producers 0.0%
Vistra Energy Corp.(f)	21,925	24,118
Total Utilities		24,118
Total Common Stocks (Cost $1,070,067)		512,913

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes 40.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.7%
Bombardier, Inc.(a)
10/15/2022	6.000%	1,696,000	1,441,600
12/01/2024	7.500%	527,000	399,038
03/15/2025	7.500%	1,795,000	1,339,628
04/15/2027	7.875%	710,000	515,268
Moog, Inc.(a)
12/15/2027	4.250%	1,229,000	1,269,350
Northrop Grumman Corp.
01/15/2028	3.250%	7,760,000	8,781,445
TransDigm, Inc.
07/15/2024	6.500%	3,419,000	3,458,286
05/15/2025	6.500%	579,000	582,509
06/15/2026	6.375%	2,345,000	2,397,563
03/15/2027	7.500%	1,059,000	1,111,368
Subordinated
11/15/2027	5.500%	1,598,000	1,561,257
TransDigm, Inc.(a)
12/15/2025	8.000%	2,772,000	3,023,232
03/15/2026	6.250%	8,519,000	8,993,327
Total			34,873,871
Airlines 0.0%
Delta Air Lines, Inc.
01/15/2026	7.375%	527,000	547,719
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	1,104,000	1,150,011
Total			1,697,730
Automotive 0.7%
Clarios Global LP(a)
05/15/2025	6.750%	889,000	951,104
Ford Motor Co.
04/21/2023	8.500%	777,000	860,494
04/22/2025	9.000%	779,000	911,539
04/22/2030	9.625%	233,000	305,179
Ford Motor Credit Co. LLC
03/18/2024	5.584%	2,508,000	2,674,777
09/08/2024	3.664%	3,700,000	3,689,321
11/01/2024	4.063%	3,000,000	3,040,014
06/16/2025	5.125%	5,698,000	5,982,162
08/17/2027	4.125%	7,247,000	7,229,766
IAA Spinco, Inc.(a)
06/15/2027	5.500%	2,242,000	2,362,557
IHO Verwaltungs GmbH(a),(g)
05/15/2029	6.375%	643,000	689,322
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	4,078,000	4,122,474
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	2,440,000	2,592,557
Total			35,411,266
Banking 0.6%
Capital One Financial Corp.
01/31/2028	3.800%	6,616,000	7,395,531
Citigroup, Inc.(h)
06/03/2031	2.572%	7,385,000	7,817,949
Goldman Sachs Group, Inc. (The)
02/07/2030	2.600%	6,730,000	7,156,593
JPMorgan Chase & Co.(h)
10/15/2030	2.739%	8,985,000	9,748,736
Total			32,118,809
Brokerage/Asset Managers/Exchanges 0.1%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	720,000	732,778
AG Issuer LLC(a)
03/01/2028	6.250%	717,000	727,117
NFP Corp.(a)
05/15/2025	7.000%	653,000	702,116
08/15/2028	6.875%	4,696,000	4,908,757
Total			7,070,768
Building Materials 0.7%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	4,063,000	4,254,056
01/15/2028	4.000%	4,311,000	4,434,913
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	3,802,000	3,772,476
11/15/2026	4.500%	3,624,000	3,758,841
Cemex SAB de CV(a)
05/05/2025	6.125%	3,300,000	3,385,667
11/19/2029	5.450%	10,760,000	11,035,276
Core & Main LP(a)
08/15/2025	6.125%	4,830,000	4,962,437
James Hardie International Finance DAC(a)
01/15/2025	4.750%	798,000	824,179
01/15/2028	5.000%	1,493,000	1,586,118
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	391,000	409,522
Total			38,423,485

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 2.8%
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	613,000	631,886
05/01/2026	5.500%	80,000	83,651
05/01/2027	5.125%	5,385,000	5,735,243
05/01/2027	5.875%	766,000	805,131
02/01/2028	5.000%	2,860,000	3,029,645
06/01/2029	5.375%	2,314,000	2,539,286
03/01/2030	4.750%	2,475,000	2,657,741
08/15/2030	4.500%	7,378,000	7,828,150
02/01/2031	4.250%	1,793,000	1,875,183
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	940,000	1,129,294
03/01/2050	4.800%	12,485,000	14,260,029
04/01/2051	3.700%	2,260,000	2,251,531
Comcast Corp.
01/15/2051	2.800%	2,355,000	2,378,948
CSC Holdings LLC(a)
02/01/2028	5.375%	8,160,000	8,719,504
02/01/2029	6.500%	6,803,000	7,657,679
01/15/2030	5.750%	3,974,000	4,332,657
12/01/2030	4.125%	1,000,000	1,036,936
12/01/2030	4.625%	4,778,000	4,896,726
DISH DBS Corp.
11/15/2024	5.875%	3,171,000	3,352,934
07/01/2026	7.750%	10,484,000	12,003,323
DISH DBS Corp.(a)
07/01/2028	7.375%	1,956,000	2,075,503
Quebecor Media, Inc.
01/15/2023	5.750%	4,930,000	5,311,358
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	612,000	622,002
02/15/2025	6.625%	3,530,000	3,597,357
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	981,000	1,020,525
07/15/2026	5.375%	1,521,000	1,596,043
08/01/2027	5.000%	574,000	609,730
07/01/2030	4.125%	3,750,000	3,946,388
Sky PLC(a)
09/16/2024	3.750%	12,889,000	14,426,931
Viasat, Inc.(a)
04/15/2027	5.625%	796,000	843,520
Virgin Media Finance PLC(a)
07/15/2030	5.000%	4,777,000	4,919,714
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	3,859,000	4,173,393
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	1,780,000	1,886,800
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	5,305,000	5,582,963
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo BV(a)
01/15/2027	5.500%	5,365,000	5,635,169
01/15/2030	4.875%	2,116,000	2,245,156
Total			145,698,029
Chemicals 1.1%
Alpha 2 BV(a),(g)
06/01/2023	8.750%	2,125,000	2,153,420
Angus Chemical Co.(a)
02/15/2023	8.750%	2,564,000	2,613,146
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	2,972,000	3,044,313
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	2,475,000	2,532,875
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	2,180,000	2,283,863
Braskem America Finance Co.(a)
07/22/2041	7.125%	692,000	741,481
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	12,000,000	11,412,482
CF Industries, Inc.
03/15/2034	5.150%	1,487,000	1,813,310
03/15/2044	5.375%	322,000	400,113
Chemours Co. (The)
05/15/2023	6.625%	335,000	336,641
05/15/2027	5.375%	462,000	467,361
Element Solutions, Inc.(a)
09/01/2028	3.875%	3,729,000	3,803,007
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	323,000	347,446
INEOS Group Holdings SA(a)
08/01/2024	5.625%	3,163,000	3,186,982
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	2,001,000	2,181,013
Minerals Technologies, Inc.(a)
07/01/2028	5.000%	1,530,000	1,589,894
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	6,054,000	6,309,598
PQ Corp.(a)
12/15/2025	5.750%	2,815,000	2,895,497
SPCM SA(a)
09/15/2025	4.875%	1,621,000	1,678,599
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	4,431,000	4,757,993
WR Grace & Co-Conn(a)
06/15/2027	4.875%	3,241,000	3,396,820
Total			57,945,854

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.2%
H&E Equipment Services, Inc.
09/01/2025	5.625%	2,918,000	3,031,912
Herc Holdings, Inc.(a)
07/15/2027	5.500%	1,939,000	2,032,037
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	1,849,000	1,909,166
United Rentals North America, Inc.
09/15/2026	5.875%	3,303,000	3,512,491
07/15/2030	4.000%	897,000	937,607
02/15/2031	3.875%	1,574,000	1,627,552
Total			13,050,765
Consumer Cyclical Services 0.6%
APX Group, Inc.
12/01/2022	7.875%	5,494,000	5,552,364
09/01/2023	7.625%	5,646,000	5,795,073
11/01/2024	8.500%	3,672,000	3,912,693
ASGN, Inc.(a)
05/15/2028	4.625%	3,031,000	3,138,581
Expedia Group, Inc.(a)
05/01/2025	6.250%	353,000	387,300
05/01/2025	7.000%	177,000	191,951
frontdoor, Inc.(a)
08/15/2026	6.750%	2,640,000	2,850,624
Match Group, Inc.(a)
12/15/2027	5.000%	131,000	139,614
06/01/2028	4.625%	1,429,000	1,505,137
Staples, Inc.(a)
04/15/2026	7.500%	1,207,000	1,073,862
04/15/2027	10.750%	494,000	345,934
Uber Technologies, Inc.(a)
11/01/2023	7.500%	1,770,000	1,841,575
05/15/2025	7.500%	3,367,000	3,531,219
Total			30,265,927
Consumer Products 0.6%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	2,214,000	2,367,714
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	4,070,000	4,314,101
01/15/2027	7.750%	1,795,000	1,965,025
Mattel, Inc.(a)
12/15/2027	5.875%	1,968,000	2,138,517
Mattel, Inc.
11/01/2041	5.450%	1,866,000	1,698,621
Newell Brands, Inc.
06/01/2025	4.875%	778,000	842,042
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prestige Brands, Inc.(a)
03/01/2024	6.375%	3,803,000	3,938,551
01/15/2028	5.125%	934,000	979,254
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	846,000	905,951
Spectrum Brands, Inc.
07/15/2025	5.750%	1,506,000	1,555,814
Valvoline, Inc.
08/15/2025	4.375%	3,288,000	3,408,600
Valvoline, Inc.(a)
02/15/2030	4.250%	5,260,000	5,581,434
Total			29,695,624
Diversified Manufacturing 0.7%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	629,000	661,509
06/30/2028	4.125%	1,878,000	1,957,020
Carrier Global Corp.(a)
04/05/2040	3.377%	4,835,000	5,034,265
04/05/2050	3.577%	6,445,000	6,843,897
CFX Escrow Corp.(a)
02/15/2024	6.000%	563,000	589,141
02/15/2026	6.375%	1,310,000	1,418,363
Gates Global LLC/Co.(a)
01/15/2026	6.250%	4,978,000	5,143,249
MTS Systems Corp.(a)
08/15/2027	5.750%	1,413,000	1,437,666
Resideo Funding, Inc.(a)
11/01/2026	6.125%	2,212,000	2,226,992
TriMas Corp.(a)
10/15/2025	4.875%	1,887,000	1,921,459
Vertical Holdco GmbH(a)
07/15/2028	7.625%	459,000	485,876
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	910,000	945,186
WESCO Distribution, Inc.
06/15/2024	5.375%	1,398,000	1,441,080
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	3,493,000	3,848,273
06/15/2028	7.250%	1,928,000	2,148,515
Total			36,102,491
Electric 4.2%
AEP Texas, Inc.
01/15/2050	3.450%	11,560,000	12,703,463
AES Corp. (The)
05/15/2026	6.000%	2,171,000	2,292,122
09/01/2027	5.125%	1,783,000	1,923,115

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp.(a)
06/01/2026	5.250%	1,333,000	1,389,689
02/15/2028	4.500%	2,098,000	2,175,688
03/15/2028	5.125%	2,547,000	2,692,411
02/01/2029	4.625%	541,000	554,192
02/01/2031	5.000%	675,000	705,430
Clearway Energy Operating LLC
10/15/2025	5.750%	1,910,000	2,026,813
09/15/2026	5.000%	2,926,000	3,075,820
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	4,073,000	4,269,738
CMS Energy Corp.
03/01/2024	3.875%	7,500,000	8,208,274
02/15/2027	2.950%	5,675,000	6,074,073
03/31/2043	4.700%	3,979,000	4,925,560
Consolidated Edison Co. of New York, Inc.
04/01/2050	3.950%	1,195,000	1,440,197
DTE Energy Co.
06/01/2024	3.500%	6,660,000	7,254,017
10/01/2026	2.850%	27,095,000	29,443,789
Duke Energy Indiana LLC
04/01/2050	2.750%	2,620,000	2,691,448
Emera U.S. Finance LP
06/15/2046	4.750%	15,730,000	19,532,932
Eversource Energy
01/15/2028	3.300%	4,190,000	4,680,248
Georgia Power Co.
03/15/2042	4.300%	3,145,000	3,733,444
01/30/2050	3.700%	2,115,000	2,384,992
Indiana Michigan Power Co.
07/01/2047	3.750%	4,030,000	4,690,204
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	1,227,000	1,309,448
09/15/2027	4.500%	9,022,000	9,913,305
NRG Energy, Inc.
05/15/2026	7.250%	1,696,000	1,815,008
01/15/2027	6.625%	2,243,000	2,401,045
01/15/2028	5.750%	419,000	456,450
NRG Energy, Inc.(a)
06/15/2029	5.250%	2,856,000	3,117,347
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	1,034,000	1,087,358
PG&E Corp.
07/01/2028	5.000%	1,845,000	1,840,368
Progress Energy, Inc.
04/01/2022	3.150%	8,094,000	8,378,674
Southern Co. (The)
07/01/2046	4.400%	14,550,000	17,437,802
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	2,005,000	2,229,646
01/15/2030	4.750%	2,546,000	2,741,242
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	1,934,000	2,053,105
07/31/2027	5.000%	3,480,000	3,687,944
Xcel Energy, Inc.
06/15/2028	4.000%	9,840,000	11,600,011
06/01/2030	3.400%	21,872,000	25,188,780
Total			224,125,192
Environmental 0.2%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	646,000	678,449
07/15/2029	5.125%	453,000	496,219
GFL Environmental, Inc.(a)
06/01/2025	4.250%	1,784,000	1,819,454
08/01/2025	3.750%	2,520,000	2,536,693
12/15/2026	5.125%	2,134,000	2,252,258
05/01/2027	8.500%	1,104,000	1,203,465
Hulk Finance Corp.(a)
06/01/2026	7.000%	1,130,000	1,188,615
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,975,000	2,031,333
Total			12,206,486
Finance Companies 1.4%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	9,440,000	9,478,028
11/15/2035	4.418%	35,435,000	36,597,502
Global Aircraft Leasing Co., Ltd.(a),(g)
09/15/2024	6.500%	1,898,000	1,121,090
Navient Corp.
03/25/2021	5.875%	913,000	927,916
01/25/2022	7.250%	1,039,000	1,092,584
06/15/2022	6.500%	1,411,000	1,473,376
01/25/2023	5.500%	2,983,000	3,074,920
09/25/2023	7.250%	1,311,000	1,386,906
03/25/2024	6.125%	664,000	692,291
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	3,693,000	3,599,261
Quicken Loans, Inc.(a)
05/01/2025	5.750%	7,412,000	7,618,428
Springleaf Finance Corp.
03/15/2023	5.625%	2,537,000	2,674,069
03/15/2024	6.125%	3,440,000	3,727,326
03/15/2025	6.875%	852,000	955,757
Total			74,419,454

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 2.8%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	28,457,000	35,213,400
Aramark Services, Inc.(a)
05/01/2025	6.375%	748,000	784,318
Bacardi Ltd.(a)
05/15/2048	5.300%	17,775,000	22,903,666
Conagra Brands, Inc.
11/01/2048	5.400%	8,215,000	11,332,585
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	4,889,000	4,848,204
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	2,166,000	2,357,927
JBS USA LUX SA/USA Finance, Inc.(a)
02/15/2028	6.750%	2,000,000	2,215,404
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	30,339,000	31,088,921
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	727,000	759,853
11/01/2026	4.875%	3,211,000	3,359,475
05/15/2028	4.875%	893,000	981,844
Mondelez International, Inc.
04/13/2030	2.750%	3,715,000	4,065,260
Performance Food Group, Inc.(a)
05/01/2025	6.875%	1,700,000	1,810,370
10/15/2027	5.500%	2,358,000	2,458,223
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	2,690,000	2,761,488
09/30/2027	5.875%	2,115,000	2,246,870
Post Holdings, Inc.(a)
08/15/2026	5.000%	3,107,000	3,220,013
03/01/2027	5.750%	7,860,000	8,298,622
01/15/2028	5.625%	1,161,000	1,240,587
04/15/2030	4.625%	4,607,000	4,806,128
Total			146,753,158
Gaming 1.0%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	737,000	812,923
Boyd Gaming Corp.
04/01/2026	6.375%	2,384,000	2,486,511
08/15/2026	6.000%	1,471,000	1,532,857
12/01/2027	4.750%	1,887,000	1,878,104
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	2,897,000	2,772,922
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	2,388,000	2,495,175
07/01/2025	6.250%	3,456,000	3,656,538
07/01/2027	8.125%	1,734,000	1,837,340
International Game Technology PLC(a)
02/15/2022	6.250%	2,205,000	2,263,437
02/15/2025	6.500%	2,637,000	2,880,245
01/15/2029	5.250%	1,596,000	1,646,319
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	899,000	972,599
09/01/2026	4.500%	3,056,000	3,217,662
02/01/2027	5.750%	1,156,000	1,280,826
01/15/2028	4.500%	1,287,000	1,333,725
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	1,361,000	1,436,603
Scientific Games International, Inc.(a)
10/15/2025	5.000%	7,160,000	7,075,892
03/15/2026	8.250%	3,111,000	3,219,057
05/15/2028	7.000%	936,000	917,591
11/15/2029	7.250%	936,000	927,836
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	1,327,000	1,413,149
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	1,553,000	1,592,591
02/15/2027	3.750%	942,000	938,159
12/01/2029	4.625%	1,243,000	1,297,682
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	2,369,000	2,345,512
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	493,000	519,182
Total			52,750,437
Health Care 1.8%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	2,112,000	2,175,422
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	1,685,000	1,758,049
Avantor Funding, Inc.(a)
07/15/2028	4.625%	2,724,000	2,880,263
Becton Dickinson and Co.
05/20/2030	2.823%	7,625,000	8,276,334
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	5,698,000	5,804,397
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	1,779,000	1,873,383
05/01/2028	4.250%	681,000	716,255
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	3,293,000	3,302,714

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	2,336,000	2,384,987
Cigna Corp.
12/15/2048	4.900%	5,910,000	7,916,773
CVS Health Corp.
08/21/2040	2.700%	1,525,000	1,489,394
03/25/2048	5.050%	2,860,000	3,730,300
Encompass Health Corp.
02/01/2028	4.500%	1,540,000	1,579,956
02/01/2030	4.750%	1,860,000	1,934,480
HCA, Inc.
09/01/2028	5.625%	3,225,000	3,836,584
02/01/2029	5.875%	3,197,000	3,883,906
09/01/2030	3.500%	4,223,000	4,432,333
Hologic, Inc.(a)
10/15/2025	4.375%	2,189,000	2,236,561
02/01/2028	4.625%	2,416,000	2,568,734
IQVIA, Inc.(a)
05/15/2027	5.000%	2,792,000	2,938,936
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	1,657,000	1,679,636
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	1,698,000	1,770,448
02/01/2028	7.250%	631,000	654,292
Select Medical Corp.(a)
08/15/2026	6.250%	2,816,000	3,022,848
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	1,132,000	1,111,996
04/15/2027	10.000%	2,041,000	2,208,630
Teleflex, Inc.
06/01/2026	4.875%	539,000	562,714
11/15/2027	4.625%	1,903,000	2,022,745
Teleflex, Inc.(a)
06/01/2028	4.250%	710,000	749,060
Tenet Healthcare Corp.
06/15/2023	6.750%	761,000	814,317
08/01/2025	7.000%	3,503,000	3,622,065
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	1,954,000	2,144,515
02/01/2027	6.250%	3,648,000	3,838,270
11/01/2027	5.125%	4,829,000	5,096,169
06/15/2028	4.625%	742,000	770,382
Total			95,787,848
Healthcare Insurance 0.3%
Centene Corp.
01/15/2025	4.750%	1,353,000	1,390,534
01/15/2025	4.750%	849,000	872,782
12/15/2027	4.250%	3,675,000	3,862,923
12/15/2029	4.625%	4,785,000	5,251,230
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2030	3.375%	3,042,000	3,177,799
Centene Corp.(a)
08/15/2026	5.375%	3,154,000	3,335,232
Total			17,890,500
Home Construction 0.4%
Lennar Corp.
11/15/2024	5.875%	1,191,000	1,334,900
06/01/2026	5.250%	2,550,000	2,883,143
06/15/2027	5.000%	3,780,000	4,308,445
Meritage Homes Corp.
04/01/2022	7.000%	673,000	721,936
06/06/2027	5.125%	2,373,000	2,605,302
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	1,953,000	2,002,663
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	1,294,000	1,451,010
08/01/2030	5.125%	2,859,000	3,103,695
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	1,265,000	1,340,584
03/01/2024	5.625%	695,000	741,260
TRI Pointe Group, Inc.
06/15/2028	5.700%	521,000	575,065
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	854,000	931,537
Total			21,999,540
Independent Energy 1.7%
Apache Corp.
11/15/2025	4.625%	1,238,000	1,269,770
11/15/2027	4.875%	1,652,000	1,689,236
02/01/2042	5.250%	611,000	599,072
04/15/2043	4.750%	288,000	270,675
01/15/2044	4.250%	2,001,000	1,803,409
Callon Petroleum Co.
10/01/2024	6.125%	532,000	174,843
07/01/2026	6.375%	6,301,000	1,886,745
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	272,000	96,382
Comstock Resources, Inc.
08/15/2026	9.750%	324,000	346,161
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	5,243,000	5,214,173
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	820,000	853,842
01/30/2028	5.750%	2,836,000	2,895,819
EQT Corp.
10/01/2027	3.900%	2,162,000	2,078,633

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EQT Corp.(h)
02/01/2030	8.750%	1,592,000	1,920,031
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	2,473,000	2,329,309
11/01/2028	6.250%	1,903,000	1,790,560
Matador Resources Co.
09/15/2026	5.875%	5,133,000	4,503,201
Noble Energy, Inc.
11/15/2043	5.250%	2,725,000	3,618,600
Occidental Petroleum Corp.
08/15/2024	2.900%	7,083,000	6,519,026
07/15/2025	8.000%	5,604,000	6,093,631
04/15/2026	3.400%	4,496,000	3,987,239
08/15/2029	3.500%	1,770,000	1,529,359
09/01/2030	6.625%	5,589,000	5,788,707
04/15/2046	4.400%	7,731,000	6,168,147
Parsley Energy LLC/Finance Corp.(a)
10/15/2027	5.625%	6,910,000	7,127,097
02/15/2028	4.125%	1,873,000	1,819,589
QEP Resources, Inc.
03/01/2026	5.625%	1,756,000	1,127,669
SM Energy Co.
06/01/2025	5.625%	642,000	326,482
09/15/2026	6.750%	2,458,000	1,206,599
01/15/2027	6.625%	3,445,000	1,694,616
Tullow Oil PLC(a)
03/01/2025	7.000%	3,550,000	2,045,826
WPX Energy, Inc.
09/15/2024	5.250%	2,237,000	2,284,675
01/15/2030	4.500%	7,301,000	6,976,213
Total			88,035,336
Integrated Energy 0.1%
Cenovus Energy, Inc.
07/15/2025	5.375%	1,232,000	1,254,075
04/15/2027	4.250%	495,000	473,690
11/15/2039	6.750%	1,757,000	1,816,086
06/15/2047	5.400%	511,000	461,726
Total			4,005,577
Leisure 0.2%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	2,979,000	3,061,165
Cinemark USA, Inc.(a)
05/01/2025	8.750%	1,395,000	1,492,847
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	1,291,000	1,266,409
05/15/2027	6.500%	2,105,000	2,294,848
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	964,000	1,043,318
Vail Resorts, Inc.(a)
05/15/2025	6.250%	430,000	459,917
Viking Cruises Ltd.(a)
05/15/2025	13.000%	495,000	551,001
VOC Escrow Ltd.(a)
02/15/2028	5.000%	543,000	447,293
Total			10,616,798
Life Insurance 1.8%
Brighthouse Financial, Inc.
06/22/2047	4.700%	85,000	81,897
Five Corners Funding Trust(a)
11/15/2023	4.419%	22,756,000	25,391,247
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	9,685,000	12,779,413
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/01/2077	4.900%	6,700,000	8,611,012
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	25,683,000	28,268,367
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	8,875,000	11,361,919
05/15/2047	4.270%	1,804,000	2,120,925
05/15/2050	3.300%	985,000	1,014,567
Voya Financial, Inc.
06/15/2046	4.800%	5,875,000	7,242,603
Total			96,871,950
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	966,000	1,012,581
05/01/2028	5.750%	1,064,000	1,125,317
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	2,858,000	2,949,948
Wyndham Hotels & Resorts, Inc.(a)
04/15/2026	5.375%	1,212,000	1,261,036
08/15/2028	4.375%	1,827,000	1,841,228
Total			8,190,110
Media and Entertainment 1.1%
Clear Channel International BV(a)
08/01/2025	6.625%	3,019,000	3,128,635
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	2,569,000	2,515,344

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	4,003,000	4,033,686
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	1,793,000	1,398,183
08/15/2027	6.625%	1,259,000	705,990
Discovery Communications LLC
05/15/2049	5.300%	9,001,000	11,014,528
iHeartCommunications, Inc.
05/01/2026	6.375%	1,250,936	1,308,767
05/01/2027	8.375%	5,478,666	5,554,089
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	698,000	700,476
01/15/2028	4.750%	1,637,000	1,562,859
Lamar Media Corp.(a)
02/15/2028	3.750%	987,000	985,730
01/15/2029	4.875%	1,210,000	1,269,190
02/15/2030	4.000%	613,000	625,991
Netflix, Inc.
04/15/2028	4.875%	4,534,000	5,240,473
11/15/2028	5.875%	2,289,000	2,817,405
05/15/2029	6.375%	338,000	427,816
Netflix, Inc.(a)
11/15/2029	5.375%	1,315,000	1,586,262
06/15/2030	4.875%	2,066,000	2,389,353
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	943,000	926,276
03/15/2030	4.625%	3,272,000	3,162,396
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	734,000	735,873
TEGNA, Inc.(a)
09/15/2029	5.000%	2,463,000	2,474,768
Twitter, Inc.(a)
12/15/2027	3.875%	1,392,000	1,470,484
Total			56,034,574
Metals and Mining 1.1%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	940,000	972,551
09/30/2026	7.000%	2,209,000	2,364,178
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	6,090,000	6,326,347
Constellium NV(a)
05/15/2024	5.750%	929,000	947,572
03/01/2025	6.625%	1,472,000	1,519,269
02/15/2026	5.875%	7,477,000	7,688,575
Constellium SE(a)
06/15/2028	5.625%	1,043,000	1,084,731
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc.
09/01/2029	5.250%	3,537,000	3,898,209
08/01/2030	4.625%	2,787,000	2,979,393
03/15/2043	5.450%	7,336,000	8,240,628
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	2,733,000	2,775,695
01/15/2025	7.625%	7,372,000	7,708,958
Novelis Corp.(a)
09/30/2026	5.875%	7,317,000	7,632,707
01/30/2030	4.750%	3,010,000	3,054,355
Total			57,193,168
Midstream 3.3%
Cheniere Energy Partners LP
10/01/2026	5.625%	2,322,000	2,431,786
10/01/2029	4.500%	1,122,000	1,169,704
DCP Midstream Operating LP
05/15/2029	5.125%	2,294,000	2,413,067
04/01/2044	5.600%	8,329,000	7,814,062
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	1,539,000	1,423,986
Enterprise Products Operating LLC
01/31/2060	3.950%	7,195,000	7,299,254
EQM Midstream Partners LP(a)
07/01/2025	6.000%	1,272,000	1,350,330
07/01/2027	6.500%	1,213,000	1,329,666
Genesis Energy LP/Finance Corp.
06/15/2024	5.625%	756,000	668,153
10/01/2025	6.500%	283,000	244,500
02/01/2028	7.750%	1,193,000	1,062,122
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	2,497,000	2,489,100
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	20,248,000	22,958,810
Kinder Morgan, Inc.
02/15/2046	5.050%	10,590,000	12,500,922
MPLX LP
04/15/2048	4.700%	5,970,000	6,383,174
NuStar Logistics LP
06/01/2026	6.000%	1,126,000	1,175,413
04/28/2027	5.625%	2,356,000	2,366,315
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	41,904,000	38,926,174
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	4,820,000	4,736,293
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	2,887,000	2,691,418

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sunoco LP/Finance Corp.
01/15/2023	4.875%	732,000	742,942
02/15/2026	5.500%	2,023,000	2,085,028
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	459,000	447,446
03/01/2027	6.000%	658,000	615,204
01/15/2028	5.500%	1,239,000	1,133,806
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	1,236,000	1,285,161
01/15/2028	5.000%	5,769,000	5,882,759
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	4,131,000	4,352,622
02/01/2031	4.875%	2,084,000	2,107,714
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	2,330,000	2,381,174
Western Gas Partners LP
08/15/2048	5.500%	14,980,000	13,583,257
Williams Companies, Inc. (The)
09/15/2045	5.100%	16,979,000	19,839,057
Total			175,890,419
Natural Gas 0.8%
NiSource, Inc.
05/01/2030	3.600%	7,970,000	9,184,483
02/15/2043	5.250%	4,755,000	6,352,020
05/15/2047	4.375%	11,793,000	14,873,723
Sempra Energy
06/15/2027	3.250%	10,850,000	12,028,990
Total			42,439,216
Oil Field Services 0.2%
Apergy Corp.
05/01/2026	6.375%	1,957,000	1,852,092
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	1,686,000	1,696,300
Nabors Industries Ltd.(a)
01/15/2026	7.250%	2,725,000	1,274,530
01/15/2028	7.500%	1,105,000	473,654
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	6,430,000	5,079,700
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	1,162,000	1,202,469
Total			11,578,745
Other Industry 0.0%
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%	1,358,000	1,408,482
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hillenbrand, Inc.
06/15/2025	5.750%	507,000	542,825
Total			1,951,307
Other REIT 0.1%
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	4,043,000	3,858,625
02/01/2027	4.250%	248,000	227,389
Total			4,086,014
Packaging 0.6%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	1,401,000	1,461,009
04/30/2025	5.250%	1,716,000	1,818,513
08/15/2026	4.125%	1,675,000	1,745,847
08/15/2027	5.250%	1,996,000	2,075,920
08/15/2027	5.250%	1,417,000	1,470,976
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	1,245,000	1,321,243
Berry Global, Inc.
07/15/2023	5.125%	1,734,000	1,756,157
BWAY Holding Co.(a)
04/15/2024	5.500%	4,229,000	4,321,848
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	2,869,000	3,006,483
Novolex(a)
01/15/2025	6.875%	654,000	665,501
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	2,193,000	2,332,610
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	2,299,000	2,332,703
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	2,939,000	3,100,695
08/15/2027	8.500%	2,108,000	2,316,254
Total			29,725,759
Pharmaceuticals 1.2%
AbbVie, Inc.(a)
06/15/2044	4.850%	4,120,000	5,191,379
11/21/2049	4.250%	12,955,000	15,627,479
Amgen, Inc.
02/21/2050	3.375%	6,685,000	7,314,171
Bausch Health Companies, Inc.(a)
05/15/2023	5.875%	297,000	296,823
03/15/2024	7.000%	250,000	259,413
04/15/2025	6.125%	4,121,000	4,237,243
04/01/2026	9.250%	3,605,000	3,993,589
01/31/2027	8.500%	3,311,000	3,642,536
01/15/2028	7.000%	557,000	593,479
01/30/2028	5.000%	1,278,000	1,263,168

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2029	6.250%	2,517,000	2,630,352
01/30/2030	5.250%	1,277,000	1,267,964
Bristol-Myers Squibb Co.
10/26/2049	4.250%	1,777,000	2,375,528
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	2,289,000	2,339,252
07/15/2027	5.000%	342,000	361,425
Emergent BioSolutions, Inc.(a)
08/15/2028	3.875%	580,000	588,704
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	1,816,000	1,966,181
06/30/2028	6.000%	2,585,000	2,004,871
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	978,000	1,019,763
06/15/2028	5.000%	898,000	952,395
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	3,928,000	4,184,877
Total			62,110,592
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	3,988,000	4,227,018
HUB International Ltd.(a)
05/01/2026	7.000%	3,379,000	3,513,501
MGIC Investment Corp.
08/15/2028	5.250%	395,000	414,715
USI, Inc.(a)
05/01/2025	6.875%	944,000	968,075
Total			9,123,309
Railroads 0.0%
Union Pacific Corp.
08/15/2059	3.950%	1,224,000	1,454,332
Restaurants 0.5%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	1,686,000	1,798,419
10/15/2025	5.000%	6,277,000	6,436,435
01/15/2028	3.875%	986,000	1,007,975
Golden Nugget, Inc.(a)
10/15/2024	6.750%	711,000	608,073
IRB Holding Corp.(a)
06/15/2025	7.000%	4,289,000	4,585,704
02/15/2026	6.750%	5,310,000	5,406,510
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2027	4.750%	1,566,000	1,657,842
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Yum! Brands, Inc.(a)
04/01/2025	7.750%	322,000	359,853
01/15/2030	4.750%	2,563,000	2,822,095
Total			24,682,906
Retailers 0.5%
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%	1,146,000	1,219,689
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	827,000	825,114
L Brands, Inc.(a)
07/01/2025	6.875%	1,733,000	1,872,776
07/01/2025	9.375%	524,000	609,147
L Brands, Inc.
02/01/2028	5.250%	1,053,000	1,017,458
06/15/2029	7.500%	599,000	637,866
11/01/2035	6.875%	2,380,000	2,437,106
Lowe’s Companies, Inc.
05/03/2047	4.050%	7,570,000	9,025,428
Penske Automotive Group, Inc.
09/01/2025	3.500%	734,000	738,927
PetSmart, Inc.(a)
03/15/2023	7.125%	5,880,000	5,923,142
06/01/2025	5.875%	2,806,000	2,889,576
Total			27,196,229
Supermarkets 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	2,325,000	2,395,293
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	1,085,000	1,214,697
02/15/2028	5.875%	2,353,000	2,551,155
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/LLC(a)
03/15/2026	3.250%	1,931,000	1,969,675
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	649,000	684,564
02/15/2030	4.875%	1,133,000	1,223,055
Kroger Co. (The)
02/01/2047	4.450%	5,618,000	6,942,970
Total			16,981,409
Technology 2.7%
Ascend Learning LLC(a)
08/01/2025	6.875%	2,974,000	3,063,939
08/01/2025	6.875%	2,272,000	2,339,483
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	471,000	501,684
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	3,447,000	3,491,466

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	669,000	726,445
03/01/2026	9.125%	407,000	436,157
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	21,890,000	24,257,456
Broadcom, Inc.
11/15/2030	4.150%	4,295,000	4,846,589
BY Crown Parent LLC/Bond Finance, Inc.(a)
01/31/2026	4.250%	724,000	739,335
Camelot Finance SA(a)
11/01/2026	4.500%	1,384,000	1,431,042
CDK Global, Inc.
06/01/2027	4.875%	1,467,000	1,550,828
CommScope Technologies LLC(a)
06/15/2025	6.000%	2,081,000	2,133,953
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	646,000	648,574
Gartner, Inc.(a)
04/01/2025	5.125%	4,384,000	4,546,557
07/01/2028	4.500%	2,222,000	2,320,689
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/U.S. Holdings I LLC(a)
11/30/2024	10.000%	2,065,000	2,196,030
Iron Mountain, Inc.(a)
07/15/2028	5.000%	1,521,000	1,583,154
09/15/2029	4.875%	995,000	1,031,998
07/15/2030	5.250%	3,881,000	4,119,665
Lenovo Group Ltd.(a)
04/24/2025	5.875%	5,000,000	5,384,301
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	1,792,000	1,827,986
Microchip Technology, Inc.(a)
09/01/2025	4.250%	1,936,000	2,013,575
NCR Corp.
07/15/2022	5.000%	1,342,000	1,343,250
12/15/2023	6.375%	3,654,000	3,738,063
NCR Corp.(a)
04/15/2025	8.125%	1,409,000	1,573,302
10/01/2028	5.000%	4,187,000	4,220,508
09/01/2029	6.125%	1,692,000	1,823,364
10/01/2030	5.250%	1,675,000	1,696,768
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	2,210,000	2,454,252
Oracle Corp.
04/01/2050	3.600%	14,500,000	16,234,416
Plantronics, Inc.(a)
05/31/2023	5.500%	4,162,000	3,946,969
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PTC, Inc.(a)
02/15/2025	3.625%	523,000	536,183
02/15/2028	4.000%	1,605,000	1,665,184
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	4,530,000	4,691,212
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	2,913,000	3,203,691
Sabre GLBL, Inc.(a)
04/15/2023	5.375%	589,000	597,568
04/15/2025	9.250%	546,000	606,974
09/01/2025	7.375%	1,997,000	2,093,047
Sensata Technologies, Inc.(a)
02/15/2030	4.375%	1,041,000	1,098,164
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	1,288,000	1,353,628
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,085,000	1,137,717
06/01/2025	6.750%	2,012,000	2,045,864
Tencent Holdings Ltd.(a)
06/03/2050	3.240%	9,600,000	10,186,085
VeriSign, Inc.
05/01/2023	4.625%	1,734,000	1,754,364
Verscend Escrow Corp.(a)
08/15/2026	9.750%	3,840,000	4,161,865
Total			143,353,344
Transportation Services 0.7%
Adani Ports & Special Economic Zone Ltd.(a)
08/04/2027	4.200%	3,267,000	3,329,618
07/03/2029	4.375%	5,000,000	5,107,061
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	1,046,000	1,002,494
ERAC U.S.A. Finance LLC(a)
11/01/2046	4.200%	5,936,000	6,392,797
FedEx Corp.
04/01/2046	4.550%	9,822,000	11,631,621
Hertz Corp. (The)(a),(i)
06/01/2022	0.000%	1,597,000	1,394,982
10/15/2024	0.000%	5,778,000	2,340,544
01/15/2028	0.000%	6,657,000	2,729,688
XPO Logistics, Inc.(a)
06/15/2022	6.500%	1,237,000	1,239,880
Total			35,168,685
Wireless 1.0%
Altice France Holding SA(a)
05/15/2027	10.500%	2,585,000	2,961,051
02/15/2028	6.000%	2,503,000	2,497,342

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Altice France SA(a)
05/01/2026	7.375%	7,103,000	7,535,812
02/01/2027	8.125%	1,705,000	1,901,146
01/15/2028	5.500%	4,622,000	4,842,168
Millicom International Cellular SA(a)
03/25/2029	6.250%	3,000,000	3,307,976
SBA Communications Corp.
09/01/2024	4.875%	7,614,000	7,797,581
SBA Communications Corp.(a)
02/15/2027	3.875%	1,761,000	1,828,112
Sprint Capital Corp.
11/15/2028	6.875%	5,605,000	7,162,174
03/15/2032	8.750%	1,818,000	2,741,876
Sprint Corp.
03/01/2026	7.625%	3,419,000	4,203,700
T-Mobile USA, Inc.
02/01/2026	4.500%	1,047,000	1,079,496
02/01/2028	4.750%	3,940,000	4,244,040
Total			52,102,474
Wirelines 1.3%
AT&T, Inc.
06/15/2045	4.350%	29,030,000	33,352,067
CenturyLink, Inc.
04/01/2024	7.500%	3,898,000	4,426,180
04/01/2025	5.625%	2,486,000	2,686,108
CenturyLink, Inc.(a)
12/15/2026	5.125%	2,792,000	2,896,032
02/15/2027	4.000%	1,119,000	1,141,279
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	4,550,000	4,502,012
03/01/2028	6.125%	2,838,000	2,930,803
Level 3 Financing, Inc.(a)
07/01/2028	4.250%	3,805,000	3,918,849
01/15/2029	3.625%	3,640,000	3,649,665
Network i2i Ltd.(a),(h)
12/31/2049	5.650%	7,100,000	7,144,588
Telecom Italia Capital SA
09/30/2034	6.000%	832,000	1,006,729
Total			67,654,312
Total Corporate Bonds & Notes (Cost $2,010,092,896)			2,134,733,799

Foreign Government Obligations(j),(k) 9.1%

Angola 0.1%
Angolan Government International Bond(a)
11/26/2029	8.000%	8,800,000	7,278,331
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 0.3%
Brazilian Government International Bond
06/12/2030	3.875%		2,024,000	2,075,277
01/07/2041	5.625%		11,000,000	12,386,030
Total				14,461,307
Canada 0.2%
MEGlobal Canada ULC(a)
05/18/2025	5.000%		4,950,000	5,409,360
NOVA Chemicals Corp.(a)
08/01/2023	5.250%		1,988,000	1,994,631
06/01/2027	5.250%		2,232,000	2,158,804
Total				9,562,795
China 0.4%
Syngenta Finance NV(a)
04/24/2028	5.182%		17,650,000	19,370,837
Colombia 0.4%
Colombia Government International Bond
01/30/2030	3.000%		3,700,000	3,809,245
04/15/2031	3.125%		454,000	470,959
05/15/2049	5.200%		7,147,000	8,911,351
Ecopetrol SA
04/29/2030	6.875%		8,000,000	9,643,689
Total				22,835,244
Dominican Republic 0.7%
Dominican Republic Bond(a)
02/05/2027	11.250%	DOP	400,000,000	7,520,196
Dominican Republic International Bond(a)
01/08/2021	14.000%	DOP	44,440,000	777,296
03/04/2022	10.375%	DOP	397,000,000	7,078,518
02/10/2023	14.500%	DOP	25,000,000	477,483
02/15/2023	8.900%	DOP	42,000,000	712,131
01/25/2027	5.950%		4,475,000	4,800,352
01/30/2030	4.500%		2,295,000	2,270,094
04/30/2044	7.450%		7,900,000	8,983,676
01/27/2045	6.850%		4,881,000	5,205,857
Total				37,825,603
Egypt 0.4%
Egypt Government International Bond(a)
04/16/2026	4.750%	EUR	2,100,000	2,408,425
03/01/2029	7.600%		1,250,000	1,313,510
04/11/2031	6.375%	EUR	4,000,000	4,582,188
01/31/2047	8.500%		5,700,000	5,857,440
02/21/2048	7.903%		5,000,000	4,848,561
03/01/2049	8.700%		965,000	993,691
Total				20,003,815

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
El Salvador 0.1%
El Salvador Government International Bond(a)
01/30/2025	5.875%		2,200,000	2,078,983
01/18/2027	6.375%		4,800,000	4,490,346
Total				6,569,329
Ghana 0.1%
Ghana Government International Bond(a)
02/11/2035	7.875%		7,600,000	6,962,745
Guatemala 0.1%
Guatemala Government Bond(a)
04/24/2032	5.375%		5,000,000	5,860,493
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%		6,200,000	6,333,476
Indonesia 1.0%
Indonesia Government International Bond(a)
01/15/2045	5.125%		3,600,000	4,682,624
Indonesia Treasury Bond
04/15/2039	8.375%	IDR	68,305,000,000	5,044,102
Pertamina Persero PT(a)
01/21/2050	4.175%		6,314,000	6,477,337
PT Hutama Karya Persero(a)
05/11/2030	3.750%		2,000,000	2,191,809
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%		6,160,000	6,798,539
11/15/2028	6.530%		1,700,000	2,113,861
11/15/2048	6.757%		3,800,000	5,104,775
PT Pertamina Persero(a)
05/30/2044	6.450%		5,800,000	7,737,981
Saka Energi Indonesia PT(a)
05/05/2024	4.450%		9,000,000	8,413,116
05/05/2024	4.450%		6,000,000	5,608,744
Total				54,172,888
Ivory Coast 0.3%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%		1,572,000	1,635,723
10/17/2031	5.875%	EUR	8,830,000	10,109,512
06/15/2033	6.125%		3,847,000	3,878,678
Total				15,623,913
Kazakhstan 0.1%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%		1,500,000	2,395,829
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%		4,800,000	5,411,429
Total				7,807,258
Malaysia 0.1%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		4,800,000	5,451,160
Mexico 0.9%
Mexican Bonos
06/10/2021	6.500%	MXN	50,000	2,320
05/31/2029	8.500%	MXN	220,000,000	11,892,156
Mexico Government International Bond
05/29/2031	7.750%	MXN	140,000,000	7,246,476
Petroleos Mexicanos(a)
11/24/2021	7.650%	MXN	18,600,000	829,326
09/12/2024	7.190%	MXN	3,800,000	149,223
01/23/2030	6.840%		3,400,000	3,271,671
01/28/2031	5.950%		2,235,000	2,011,258
01/28/2060	6.950%		9,280,000	7,743,408
Petroleos Mexicanos
01/23/2026	4.500%		7,812,000	7,304,252
11/12/2026	7.470%	MXN	23,700,000	842,530
01/23/2029	6.500%		5,000,000	4,792,000
Total				46,084,620
Morocco 0.1%
OCP SA(a)
04/25/2024	5.625%		6,900,000	7,505,599
Netherlands 0.1%
Petrobras Global Finance BV
03/19/2049	6.900%		5,300,000	6,069,520
Oman 0.1%
Oman Government International Bond(a)
06/15/2026	4.750%		2,800,000	2,656,812
Panama 0.2%
Panama Government International Bond
04/01/2056	4.500%		8,100,000	10,505,969
Paraguay 0.1%
Paraguay Government International Bond(a)
03/27/2027	4.700%		2,000,000	2,296,563
08/11/2044	6.100%		2,939,000	3,945,251
Total				6,241,814

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Qatar 0.5%
Qatar Government International Bond(a)
04/16/2030	3.750%		2,000,000	2,330,721
03/14/2049	4.817%		15,614,000	21,536,384
Total				23,867,105
Romania 0.5%
Romanian Government International Bond(a)
04/03/2049	4.625%	EUR	17,500,000	24,292,923
02/14/2051	4.000%		2,246,000	2,278,373
Total				26,571,296
Russian Federation 0.2%
Russian Foreign Bond - Eurobond(a)
03/21/2029	4.375%		4,600,000	5,309,574
03/28/2035	5.100%		4,800,000	5,989,919
Total				11,299,493
Saudi Arabia 0.5%
Saudi Government International Bond(a)
10/22/2030	3.250%		3,000,000	3,256,798
04/17/2049	5.000%		5,000,000	6,547,931
01/21/2055	3.750%		13,000,000	14,243,340
Total				24,048,069
South Africa 0.2%
Republic of South Africa Government International Bond
09/30/2029	4.850%		4,800,000	4,693,007
09/30/2049	5.750%		4,000,000	3,583,650
Total				8,276,657
Turkey 0.3%
Turkey Government International Bond
03/13/2025	4.250%		5,000,000	4,624,500
02/17/2028	5.125%		13,000,000	11,955,163
Total				16,579,663
Ukraine 0.2%
Ukraine Government International Bond(a)
09/01/2024	7.750%		500,000	529,652
09/01/2026	7.750%		3,800,000	4,010,970
09/25/2032	7.375%		6,900,000	7,001,043
Total				11,541,665
United Arab Emirates 0.7%
Abu Dhabi Government International Bond(a)
09/30/2049	3.125%		7,800,000	8,439,060
04/16/2050	3.875%		5,925,000	7,268,908
DP World Crescent Ltd.(a)
07/18/2029	3.875%		5,600,000	5,899,517
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
DP World PLC(a)
07/02/2037	6.850%		3,650,000	4,683,676
09/25/2048	5.625%		6,091,000	7,198,120
09/30/2049	4.700%		2,000,000	2,105,127
Total				35,594,408
Virgin Islands 0.1%
Sinopec Group Overseas Development Ltd.(a)
11/12/2029	2.950%		5,000,000	5,400,157
Total Foreign Government Obligations (Cost $469,154,577)				482,362,041

Inflation-Indexed Bonds(j) 0.1%

Mexico 0.1%
Mexican Udibonos
11/15/2040	4.000%	MXN	117,455,616	6,160,652
Total Inflation-Indexed Bonds (Cost $7,664,415)				6,160,652

Residential Mortgage-Backed Securities - Agency 11.8%

Federal Home Loan Mortgage Corp.(l)
CMO Series 304 Class C69
12/15/2042	4.000%		6,207,168	868,453
CMO Series 4120 Class AI
11/15/2039	3.500%		3,655,337	132,502
CMO Series 4121 Class IA
01/15/2041	3.500%		4,492,211	208,625
CMO Series 4147 Class CI
01/15/2041	3.500%		10,361,219	610,593
CMO Series 4213 Class DI
06/15/2038	3.500%		4,707,022	114,824
Federal Home Loan Mortgage Corp.(b),(l)
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	5.788%		6,445,135	1,194,597
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	6.038%		4,851,121	246,878
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	5.875%		49,083,405	10,440,988

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	5.838%	1,990,833	346,225
Federal Home Loan Mortgage Corp.(e),(l)
CMO Series 4515 Class SA
08/15/2038	3.343%	7,969,482	506,435
CMO Series 4620 Class AS
11/15/2042	3.103%	18,173,572	1,095,934
Federal National Mortgage Association
05/01/2041	4.000%	1,700,646	1,831,485
Federal National Mortgage Association(e),(l)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	5,924,940	6
Federal National Mortgage Association(l)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	5,475,026	199,999
CMO Series 2012-121 Class GI
08/25/2039	3.500%	2,953,960	91,157
CMO Series 2012-129 Class IC
01/25/2041	3.500%	4,769,955	285,370
CMO Series 2012-131 Class MI
01/25/2040	3.500%	6,828,122	418,275
CMO Series 2012-133 Class EI
07/25/2031	3.500%	2,286,364	118,090
CMO Series 2012-139 Class IL
04/25/2040	3.500%	3,212,210	151,393
CMO Series 2013-1 Class AI
02/25/2043	3.500%	3,565,792	465,531
CMO Series 2013-6 Class MI
02/25/2040	3.500%	4,214,639	207,663
Federal National Mortgage Association(b),(l)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.725%	13,021,348	2,779,474
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	5.975%	21,005,769	3,745,757
CMO Series 2016-26 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/25/2046	5.875%	20,030,732	4,413,001
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.825%	13,684,829	2,803,304
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	5.825%	41,772,439	9,726,733
CMO Series 2017-47 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2047	5.925%	13,849,986	3,493,893
CMO Series 2017-56 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	5.975%	46,395,470	10,462,540
CMO Series 2018-76 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	5.975%	16,209,192	3,241,409
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	5.875%	41,821,659	8,934,687
CMO Series 2019-8 Class SG
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/25/2049	5.825%	47,263,746	10,017,697
Government National Mortgage Association(l)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	14,468,730	1,441,145
Government National Mortgage Association(b),(l)
CMO Series 2016-20 Class SQ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2046	5.942%	20,027,006	4,263,708
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	6.042%	17,784,800	3,554,436

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	27

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-133 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2047	6.092%	21,472,219	4,030,454
CMO Series 2017-141 Class ES
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2047	6.042%	24,388,301	5,832,501
CMO Series 2018-124 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	6.042%	42,743,216	7,140,224
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	5.942%	29,031,148	5,056,169
CMO Series 2018-168 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/20/2048	5.942%	23,373,984	3,608,251
CMO Series 2018-67 Class SP
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.042%	18,646,572	3,771,812
CMO Series 2019-152 Class BS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/20/2049	5.892%	54,336,368	9,332,603
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.892%	15,169,691	3,098,332
CMO Series 2019-23 Class QS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.892%	47,487,852	9,350,861
CMO Series 2019-29 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	5.892%	38,521,123	6,404,456
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-41 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	5.892%	35,092,598	7,056,493
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	5.992%	23,359,451	4,754,368
CMO Series 2019-59 Class JS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	5.992%	24,208,883	4,391,748
Government National Mortgage Association TBA(m)
09/21/2050	3.000%	32,000,000	33,695,000
Uniform Mortgage-Backed Security TBA(m)
09/17/2035- 10/14/2050	3.000%	30,000,000	31,518,416
09/14/2050	2.000%	50,000,000	51,562,500
09/14/2050	2.500%	328,000,000	345,194,373
Total Residential Mortgage-Backed Securities - Agency (Cost $608,193,376)			624,211,368

Residential Mortgage-Backed Securities - Non-Agency 20.4%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	2,118,821	2,155,927
CMO Series 2016-1 Class A2
07/25/2046	5.000%	456,781	459,861
Banc of America Funding Trust(a),(c),(d),(e)
CMO Series 2016-R1 Class M2
03/25/2040	3.500%	12,763,517	13,003,471
Bayview Opportunity Master Fund IIIb Trust(a),(e)
Series 2019-LT2 Class A1
10/28/2034	3.376%	2,666,648	2,659,529
Bayview Opportunity Master Fund IVa Trust(a),(c),(d),(e)
CMO Series 2020-RN2 Class A1
06/28/2035	4.424%	14,038,808	14,176,094
Bayview Opportunity Master Fund IVb Trust(a),(e)
CMO Series 2019-RN4 Class A1
10/28/2034	3.278%	5,322,112	5,300,605
Bayview Opportunity Master Fund Trust(a),(e)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	6,553,367	6,517,508
BCAP LLC Trust(a),(e)
CMO Series 2013-RR5 Class 4A1
09/26/2036	3.000%	288,954	287,817

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.775%	10,400,000	10,067,775
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.475%	616,892	616,526
CMO Series 2019-2A Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 04/25/2029	1.625%	6,170,421	6,141,468
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.775%	30,000,000	28,406,469
CMO Series 2020-1A Class M1B
1-month USD LIBOR + 3.400% 06/25/2030	3.572%	9,800,000	9,898,252
Bellemeade Re.(a),(b),(m)
CMO Series 2020-2A Class M1C
1-month USD LIBOR + 4.000% Floor 4.000% 08/26/2030	4.533%	15,600,000	15,600,000
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.925%	13,500,000	12,895,259
Citigroup Mortgage Loan Trust, Inc.(a),(e)
CMO Series 2010-6 Class 2A2
09/25/2035	3.909%	531,351	526,155
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	5,250,000	5,297,216
COLT Mortgage Loan Trust(a),(e)
CMO Series 2019-1 Class M1
03/25/2049	4.518%	13,238,000	13,378,022
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.325%	14,456,264	13,094,770
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2014-2R Class 18A1
01/27/2037	3.000%	322,257	321,524
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-2R Class 19A1
05/27/2036	3.000%	212,183	211,261
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	4,237,305	4,267,552
CSMC Trust(a),(e)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.543%	10,399,057	10,460,445
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	4,370,387	4,170,206
Deephaven Residential Mortgage Trust(a)
CMO Series 2018-1A Class B1
12/25/2057	4.340%	6,000,000	6,016,605
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.975%	8,572,298	8,504,304
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	1.625%	41,100,000	38,161,564
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	1.975%	9,650,000	8,464,008
FMC GMSR Issuer Trust(a),(e)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	54,000,000	54,232,286
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	6.158%	18,400,000	18,750,099
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.175%	13,500,000	13,469,792
GCAT LLC(a),(e)
CMO Series 2019-3 Class A1
10/25/2049	3.352%	5,345,136	5,212,097
CMO Series 2020-1 Class A1
01/26/2060	2.981%	13,114,683	12,888,155
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.075%	18,100,000	17,578,374

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	29

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	8,031,490	7,810,973
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	6.500%	14,606,626	14,541,122
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	1.925%	8,000,000	6,918,449
Subordinated CMO Series 2020-1 Class M2A
1-month USD LIBOR + 2.000% Floor 2.000% 02/25/2030	2.175%	7,700,000	6,345,019
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	16,991,494	16,410,793
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	7,083,609	6,491,692
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	9,660,286	9,279,842
New Residential Mortgage Loan Trust(a),(c),(d),(e)
CMO Series 2020-RPL2 Class A1
08/25/2025	3.578%	28,950,000	28,950,000
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	4,631,473	4,594,422
Series 2018-PLS1 Class D
01/25/2023	4.374%	9,262,945	9,106,691
Subordinated CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	6,437,277	6,518,498
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	8,754,697	8,432,976
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	1.575%	281,128	280,752
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.125%	14,700,000	14,430,384
OMSR(a),(c),(d)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	10,638,728	9,894,017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OSAT Trust(a),(e)
CMO Series 2020-RPL1 Class A1
12/01/2059	3.072%	19,253,662	19,393,472
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.170%	16,577,281	14,609,264
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.920%	15,735,405	15,166,249
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.025%	56,500,000	55,177,216
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.825%	85,550,000	81,755,224
Preston Ridge Partners Mortgage LLC(a),(e)
CMO Series 2019-1A Class A1
01/25/2024	4.500%	14,434,377	14,500,619
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2019-2A Class A1
04/25/2024	3.967%	9,769,841	9,845,899
Pretium Mortgage Credit Partners I LLC(a),(e)
CMO Series 2020-NPL2 Class A1
02/27/2060	3.721%	9,702,549	9,644,602
CMO Series 2020-RPL1 Class A2
05/27/2060	6.170%	10,458,200	10,539,291
PRPM LLC(a),(e)
CMO Series 2019-3A Class A1
07/25/2024	3.351%	5,467,870	5,464,472
CMO Series 2019-3A Class A2
07/25/2024	4.458%	17,000,000	16,484,739
CMO Series 2020-1A Class A1
02/25/2025	2.981%	21,102,273	20,918,726
RBSSP Resecuritization Trust(a),(e)
CMO Series 2010-1 Class 3A2
08/26/2035	3.082%	3,706,262	3,606,051
RCO V Mortgage LLC(a),(e)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	7,252,048	7,252,040
CMO Series 2019-2 Class A1
11/25/2024	3.475%	23,002,345	22,909,997

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	20,998,601	20,994,021
Stonnington Mortgage Trust(a),(c),(d),(e)
CMO Series 2020-1 Class A
07/28/2024	5.500%	28,627,279	28,627,279
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	26,050,000	26,154,195
CMO Series 2019-1 Class A1
03/25/2022	4.458%	13,500,000	13,652,546
Toorak Mortgage Corp., Ltd.(e)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	13,200,000	13,322,979
VCAT Asset Securitization LLC(a),(e)
CMO Series 2019-NPL2 Class A1
11/25/2049	3.573%	17,865,471	17,803,224
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(e)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	22,207,829	21,998,105
CMO Series 2020-NPL3 Class A1B
02/25/2050	3.672%	15,000,000	14,567,859
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(e)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	18,712,801	18,445,061
Vericrest Opportunity Loan Trust(a),(e)
CMO Series 2019-NPL5 Class A1B
09/25/2049	4.250%	6,100,000	5,997,451
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	4,454,343	4,419,886
CMO Series 2020-NPL5 Class A1A
03/25/2050	2.982%	11,918,958	11,829,636
CMO Series 2020-NPL6 Class A1B
04/25/2050	4.949%	13,000,000	12,999,981
Vericrest Opportunity Loan Trust LXXXV LLC(a),(e)
CMO Series 2020-NPL1 Class A1B
01/25/2050	3.721%	7,450,000	7,133,875
Verus Securitization Trust(a),(e)
CMO Series 2019-2 Class M1
04/25/2059	3.781%	10,722,000	10,758,708
CMO Series 2019-3 Class M1
07/25/2059	3.139%	11,490,000	11,515,895
CMO Series 2019-INV3 Class B1
11/25/2059	3.731%	7,300,000	6,703,781
Visio Trust(a),(e)
CMO Series 2019-2 Class B1
11/25/2054	3.910%	3,600,000	3,202,876
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-2 Class M1
11/25/2054	3.260%	4,200,000	3,944,777
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $1,072,533,493)			1,074,536,622

Rights 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
Windstream Holdings, Inc.(c),(d),(f)	142,644	142,644
Total Communication Services		142,644
Total Rights (Cost $142,644)		142,644

Senior Loans 7.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Alloy Finco Ltd.(n)
Tranche B Term Loan
03/06/2025	0.500%	450,821	157,787
Alloy Parent Ltd.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 6.500% Floor 2.000% 03/06/2024	8.500%	423,193	351,250
TransDigm Inc.(b),(n)
Tranche F Term Loan
1-month USD LIBOR + 2.250% 12/09/2025	2.406%	958,033	906,989
TransDigm, Inc.(b),(n)
Tranche E Term Loan
1-month USD LIBOR + 2.250% 05/30/2025	2.406%	1,576,449	1,493,465
Total			2,909,491
Airlines 0.1%
American Airlines, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2025	1.920%	2,969,697	1,835,273
1-month USD LIBOR + 1.750% 01/29/2027	1.906%	959,596	658,523
Delta Air Lines, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 04/29/2023	5.750%	925,000	921,198

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	31

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
JetBlue Airways Corp.(b),(n)
Term Loan
1-month USD LIBOR + 5.250% Floor 1.000% 06/17/2024	6.250%	1,000,000	995,750
Kestrel Bidco, Inc./WestJet Airlines(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/11/2026	4.000%	472,625	391,395
United AirLines, Inc.(b),(d),(n)
Term Loan
3-month USD LIBOR + 1.750% 04/01/2024	1.906%	987,245	928,010
Total			5,730,149
Automotive 0.1%
Clarios Global LP(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	3.658%	1,985,000	1,943,434
First Brands Group LLC(b),(n)
Tranche B3 1st Lien Term Loan
1-month USD LIBOR + 7.500% Floor 1.000% 02/02/2024	8.500%	1,500,000	1,470,000
Navistar, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/06/2024	3.660%	1,669,898	1,625,028
Total			5,038,462
Brokerage/Asset Managers/Exchanges 0.1%
Blackstone CQP Holdco LP(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 09/30/2024	3.806%	1,485,000	1,456,533
Greenhill & Co., Inc.(b),(d),(n)
Term Loan
3-month USD LIBOR + 3.250% 04/12/2024	3.433%	466,667	450,333
Jefferies Finance LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 06/03/2026	3.438%	719,535	694,805
Total			2,601,671
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.1%
Apex Tool Group LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.250% Floor 1.250% 08/01/2024	6.500%	747,079	717,427
Covia Holdings Corp.(i),(n)
Term Loan
06/01/2025	8.250%	1,483,674	1,025,590
Ply Gem Midco, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 04/12/2025	3.918%	1,575,406	1,543,897
QUIKRETE Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 02/01/2027	2.656%	2,244,373	2,184,246
SRS Distribution, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 05/23/2025	4.072%	490,000	475,609
US Silica Co.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/01/2025	5.000%	928,549	742,180
Wilsonart LLC(b),(n)
Tranche D Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/19/2023	4.250%	987,277	974,522
Total			7,663,471
Cable and Satellite 0.2%
Charter Communications Operating LLC/Safari LLC(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	1.910%	680,142	667,178
Cogeco Communications II LP(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/03/2025	2.156%	1,398,248	1,354,903
CSC Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2026	2.408%	1,492,500	1,438,397
3-month USD LIBOR + 2.500% 04/15/2027	2.658%	1,012,102	978,125

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Iridium Satellite LLC(b),(n)
Term Loan
1-month USD LIBOR + 3.750% Floor 1.000% 11/04/2026	4.750%	399,000	399,750
Telesat Canada(b),(n)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 12/07/2026	2.910%	1,442,750	1,393,451
UPC Financing Partnership(b),(n),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% 01/31/2029		500,000	495,125
1-month USD LIBOR + 3.500% 01/31/2029		500,000	495,125
Virgin Media Bristol LLC(b),(n)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	2.662%	2,175,000	2,114,579
Total			9,336,633
Chemicals 0.6%
Alpha 3 BV/Atotech(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 01/31/2024	4.000%	566,976	558,471
Aruba Investments, Inc./ANGUS Chemical Co.(b),(n)
Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 07/07/2025	5.250%	1,287,025	1,282,199
Ascend Performance Materials Operations LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 08/27/2026	6.250%	942,875	935,021
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/01/2024	2.058%	1,446,563	1,407,868
Chemours Co. (The)(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	1.910%	3,720,744	3,537,795
ColourOz Investment 1 GmbH(b),(d),(n)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	160,760	142,674
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
ColourOz Investment 2 LLC(b),(d),(n)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	972,466	863,064
Element Solutions, Inc./MacDermid, Inc.(b),(n)
Tranche B1 Term Loan
1-month USD LIBOR + 2.000% 01/31/2026	2.156%	1,728,798	1,688,829
Hexion, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 07/01/2026	3.800%	1,707,750	1,679,999
Ineos US Finance LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	2.214%	2,735,389	2,655,899
Innophos Holdings, Inc.(b),(d),(n)
Term Loan
1-month USD LIBOR + 3.750% 02/05/2027	3.906%	623,438	615,645
Invictus U.S. Newco LLC/SK Intermediate II SARL(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 6.750% 03/30/2026	6.906%	425,000	352,750
Messer Industries GmbH(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/02/2026	2.808%	1,975,000	1,932,202
Minerals Technologies, Inc.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 02/14/2024	3.000%	750,000	746,722
Momentive Performance Materials, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/15/2024	3.410%	1,485,000	1,408,894
Nouryon Finance BV/AkzoNobel(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 10/01/2025	3.164%	3,314,506	3,213,513
PQ Corp.(b),(n),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 02/07/2027		750,000	745,785
PQ Corp.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 02/07/2027	2.511%	526,966	514,250

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	33

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Schenectady International Group, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.750% 10/15/2025	4.905%	1,689,500	1,600,801
Solenis Holdings LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/26/2025	4.256%	1,702,905	1,670,703
Trinseo Materials Operating SCA(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 09/06/2024	2.156%	531,262	515,611
Tronox Finance LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/23/2024	3.219%	569,171	556,985
Univar Solutions USA, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 07/01/2024	2.406%	439,659	430,474
Tranche B5 Term Loan
3-month USD LIBOR + 2.000% 07/01/2026	2.156%	1,194,000	1,158,180
Vantage Specialty Chemicals, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/28/2024	4.500%	491,184	433,165
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 10/27/2025	9.250%	600,000	438,498
Total			31,085,997
Construction Machinery 0.1%
Columbus McKinnon Corp.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 01/31/2024	3.500%	832,033	823,713
DXP Enterprises, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 08/29/2023	5.750%	698,000	670,952
North American Lifting Holdings, Inc.(b),(n),(p)
Debtor in Possession Term Loan
3-month USD LIBOR + 9.000% Floor 1.000% 02/23/2021	10.000%	87,096	83,177
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
North American Lifting Holdings, Inc./TNT Crane & Rigging, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 6.500% Floor 1.000% 11/27/2020	7.500%	914,810	611,450
United Rentals, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 10/31/2025	1.906%	491,250	488,691
Total			2,677,983
Consumer Cyclical Services 0.4%
8th Avenue Food & Provisions, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 10/01/2025	3.662%	897,692	888,338
8th Avenue Food & Provisions, Inc.(b),(d),(n)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	7.912%	1,686,397	1,652,669
Amentum Government Services Holdings LLC(b),(n),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.000% 01/29/2027		1,500,000	1,494,375
Cast & Crew Payroll LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 02/09/2026	3.906%	989,975	930,576
Conservice Midco, LLC(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 4.250% 05/13/2027	4.558%	1,500,000	1,476,600
Cushman & Wakefield U.S. Borrower LLC(b),(n)
Term Loan
1-month USD LIBOR + 2.750% 08/21/2025	2.906%	1,109,394	1,060,393
Go Daddy Operating Co., LLC/Finance Co., Inc.(b),(n),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 08/10/2027	2.655%	900,000	891,675
Intrado Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/10/2024	5.000%	895,359	799,019
Prime Security Services Borrower LLC/Protection 1 Security Solutions(b),(n)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/23/2026	4.250%	2,481,250	2,470,705

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
ServiceMaster Co., LLC (The)(b),(n)
Tranche D Term Loan
3-month USD LIBOR + 1.750% 11/05/2026	1.906%	746,250	733,504
Sotheby’s(b),(n)
Term Loan
3-month USD LIBOR + 5.500% Floor 1.000% 01/15/2027	6.500%	1,392,257	1,369,632
Staples, Inc.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 5.000% 04/16/2026	5.251%	740,625	627,065
Uber Technologies, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	3.656%	2,227,984	2,185,986
USS Ultimate Holdings, Inc./United Site Services, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 08/25/2024	4.750%	440,932	427,889
WaterBridge Midstream Operating LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	6.750%	1,191,000	964,710
Web.com Group, Inc.(b),(n),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	3.933%	1,500,000	1,447,125
Web.com Group, Inc.(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/09/2026	7.933%	731,809	681,497
Weight Watchers International, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.750% Floor 0.750% 11/29/2024	5.500%	495,905	492,806
Total			20,594,564
Consumer Products 0.0%
Serta Simmons Bedding LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/08/2023	4.500%	1,150,652	289,653
SIWF Holdings, Inc./Spring Window Fashions(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/15/2025	5.322%	539,000	508,455
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Steinway Musical Instruments, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 02/14/2025	4.750%	1,186,452	1,128,114
Total			1,926,222
Diversified Manufacturing 0.3%
Allnex & Cy SCA(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	4.000%	1,094,837	1,054,809
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	4.000%	824,874	794,717
Bright Bidco BV/Lumileds LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/30/2024	4.572%	1,188,287	526,411
Brookfield WEC Holdings, Inc./Westinghouse Electric Co. LLC(b),(n)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 08/01/2025	3.750%	1,706,550	1,676,071
CPI Holdco LLC(b),(d),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 11/04/2026	4.406%	1,371,562	1,354,418
Douglas Dynamics LLC(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 1.000% 06/08/2026	4.750%	1,463,766	1,457,369
EWT Holdings III Corp.(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 2.750% 12/20/2024	2.906%	823,276	810,153
Gardner Denver, Inc.(b),(n)
Tranche B2 Term Loan
1-month USD LIBOR + 1.750% 03/01/2027	1.906%	1,514,700	1,466,654
Gates Global LLC(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/01/2024	3.750%	1,698,292	1,676,265

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	35

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ingersoll Rand Services Co.(b),(n)
Tranche B1 Term Loan
1-month USD LIBOR + 1.750% 03/01/2027	1.906%	1,995,000	1,931,719
Vertical US Newco, Inc.(b),(n),(o)
Term Loan
1-month USD LIBOR + 4.250% 07/30/2027	4.428%	1,000,000	990,630
Vertiv Group Corp.(b),(n)
Term Loan
1-month USD LIBOR + 3.000% 03/02/2027	3.156%	1,496,250	1,463,991
Welbilt, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 10/23/2025	2.656%	500,000	449,375
Zekelman Industries, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 2.000% 01/24/2027	2.171%	997,500	968,074
Total			16,620,656
Electric 0.4%
Astoria Energy LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/24/2021	5.000%	721,831	715,666
Calpine Construction Finance Co., LP(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	2.156%	1,481,013	1,434,731
Calpine Corp.(b),(n)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2024	2.410%	523,350	511,721
Carroll County Energy LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	3.808%	458,098	453,325
CPV Shore Holdings LLC(b),(d),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 12/29/2025	3.910%	452,102	449,841
Eastern Power LLC/Covert Midco LLC/TPF II LC LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 10/02/2025	4.750%	1,858,361	1,840,447
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Edgewater Generation LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 12/13/2025	3.906%	1,726,219	1,663,954
EFS Cogen Holdings I LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 06/28/2023	4.250%	941,758	934,864
Exgen Renewables IV LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/28/2024	4.000%	2,207,856	2,188,538
Frontera Generation Holdings LLC(b),(d),(n)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/02/2025	5.250%	808,500	339,570
Helix Gen Funding LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 06/03/2024	4.750%	738,129	724,902
LMBE-MC Holdco II LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/03/2025	5.000%	652,669	645,735
Nautilus Power LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/16/2024	5.250%	1,607,061	1,581,283
PG&E Corporation(b),(n)
Term Loan
1-month USD LIBOR + 4.500% Floor 1.000% 06/23/2025	5.500%	2,500,000	2,457,825
Vistra Operations Co., LLC(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 12/31/2025	1.907%	1,394,084	1,369,827
West Deptford Energy Holdings LLC(b),(d),(n)
Term Loan
3-month USD LIBOR + 3.750% 08/03/2026	3.906%	517,877	476,447
WG Partners Acquisition LLC(b),(d),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/15/2023	4.500%	606,565	585,335
Total			18,374,011

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.0%
EnergySolutions LLC/Envirocare of Utah LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	4.750%	784,000	724,871
GFL Environmental, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	4.000%	1,582,602	1,572,711
Total			2,297,582
Finance Companies 0.1%
Avolon Borrower 1 LLC(b),(n),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	2.500%	2,080,687	2,003,244
Ellie Mae, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/17/2026	4.058%	992,500	991,358
FinCo I LLC/Fortress Investment Group(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 12/27/2022	2.156%	1,701,811	1,683,517
Total			4,678,119
Food and Beverage 0.1%
Aramark Intermediate HoldCo Corp.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 03/28/2024	1.903%	551,419	527,984
Dole Food Co., Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/06/2024	3.750%	1,568,570	1,549,293
Froneri International Ltd.(b),(n)
Tranche B2 1st Lien Term Loan
1-month USD LIBOR + 2.250% 01/29/2027	2.406%	750,000	721,470
United Natural Foods, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 10/22/2025	4.406%	788,000	767,315
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
US Foods, Inc./US Foodservice, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2023	1.906%	1,686,478	1,620,856
Total			5,186,918
Foreign Agencies 0.0%
Oxea Holding Vier GmbH(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.500% 10/14/2024	3.688%	557,243	539,595
Gaming 0.5%
Affinity Gaming(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 01/31/2025	9.250%	400,000	300,000
Aristocrat Leisure Ltd.(b),(n)
Term Loan
1-month USD LIBOR + 3.750% Floor 1.000% 10/19/2024	4.750%	1,400,000	1,403,500
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 10/19/2024	2.021%	1,476,152	1,440,075
Caesars Resort Collection LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	2.906%	1,545,517	1,449,896
Tranche B1 Term Loan
1-month USD LIBOR + 4.500% 07/21/2025	4.726%	1,000,000	968,130
CBAC Borrower LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	4.156%	543,783	478,529
CCM Merger, Inc./MotorCity Casino Hotel(b),(n)
Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 08/06/2021	3.000%	1,075,207	1,059,617
CityCenter Holdings LLC(b),(n),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 04/18/2024		1,500,000	1,419,915
Flutter Entertainment PLC(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 07/10/2025	3.808%	1,102,293	1,103,009

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	37

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gateway Casinos & Entertainment Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 12/01/2023	4.500%	2,064,302	1,820,880
Golden Nugget, Inc./Landry’s, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 10/04/2023	3.250%	1,584,161	1,413,278
1-month USD LIBOR + 12.000% Floor 1.000% 10/04/2023	13.000%	1,500,000	1,695,000
Mohegan Tribal Gaming Authority(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 6.375% Floor 1.000% 10/13/2023	7.375%	2,970,869	2,679,545
PCI Gaming Authority(b),(n),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/29/2026	2.656%	1,461,091	1,413,197
Playtika Holding Corp.(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 6.000% Floor 1.000% 12/10/2024	7.072%	1,950,000	1,964,176
Scientific Games International, Inc.(b),(n)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	3.472%	2,320,103	2,164,749
Spectacle Gary Holdings LLC(b),(n),(o),(q)
Delayed Draw Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025	11.000%	77,703	73,089
Spectacle Gary Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025	11.000%	1,072,297	1,008,635
Total			23,855,220
Health Care 0.3%
Acadia Healthcare Co., Inc.(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 02/16/2023	2.656%	972,823	961,674
Air Methods Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/22/2024	4.500%	654,750	573,633
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
athenahealth, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 02/11/2026	4.818%	493,750	489,124
Carestream Health, Inc.(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 6.750% Floor 1.000% 05/08/2023	7.822%	635,468	603,695
Change Healthcare Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	3.500%	952,062	933,288
DaVita, Inc.(b),(n)
Tranche B1 Term Loan
1-month USD LIBOR + 1.750% 08/12/2026	1.906%	992,512	971,084
Envision Healthcare Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	3.906%	1,157,375	835,278
EyeCare Partners LLC(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 02/18/2027	4.822%	808,784	751,287
EyeCare Partners LLC(b),(n),(o),(q)
Delayed Draw 1st Lien Term Loan
1-month USD LIBOR + 3.750% 02/18/2027		189,189	175,740
Gentiva Health Services, Inc.(b),(n)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.250% 07/02/2025	3.438%	1,067,939	1,057,259
HCA, Inc.(b),(n)
Tranche B12 Term Loan
3-month USD LIBOR + 1.750% 03/13/2025	1.906%	731,984	725,697
IQVIA, Inc./Quintiles IMS(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/11/2025	2.058%	490,000	478,671
LifePoint Health, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/16/2025	3.906%	1,759,057	1,722,626
National Mentor Holdings, Inc./Civitas Solutions, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 03/09/2026	4.410%	1,422,011	1,407,080

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% 03/09/2026	4.410%	64,746	64,066
Ortho-Clinical Diagnostics, Inc./SA(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 06/30/2025	3.406%	1,053,756	1,014,566
Owens & Minor, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 04/30/2025	4.655%	1,004,500	963,376
Phoenix Guarantor, Inc./BrightSpring(b),(n)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.250% 03/05/2026	3.412%	495,012	486,102
Pluto Acquisition I, Inc.(b),(d),(n)
1st Lien Term Loan
3-month USD LIBOR + 5.000% 06/22/2026	5.156%	990,000	970,200
Select Medical Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 03/06/2025	2.680%	1,552,316	1,507,034
Team Health Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/06/2024	3.750%	483,750	401,716
Upstream Newco, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 11/20/2026	4.656%	748,125	704,173
Total			17,797,369
Independent Energy 0.0%
Hamilton Projects Acquiror LLC(b),(n)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 06/17/2027	5.750%	1,275,000	1,271,813
Leisure 0.2%
Crown Finance US, Inc./Cineworld Group PLC(b),(n)
Term Loan
3-month USD LIBOR + 2.250% 02/28/2025	3.322%	1,962,340	1,533,078
Equinox Holdings, Inc.(b),(n)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 03/08/2024	4.072%	1,745,513	1,296,043
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Formula One Management Ltd.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 02/01/2024	3.500%	1,098,574	1,063,563
Life Time Fitness, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/10/2022	3.750%	1,088,879	1,018,102
Metro-Goldwyn-Mayer, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 07/03/2025	2.660%	712,313	677,288
2nd Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 07/03/2026	5.500%	550,000	528,000
NAI Entertainment Holdings LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	3.500%	2,036,827	1,794,954
Six Flags Theme Parks, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/17/2026	1.910%	1,799,375	1,686,014
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings LLC(b),(n)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	2.910%	1,680,155	1,356,725
Total			10,953,767
Lodging 0.1%
Four Seasons Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 11/30/2023	2.156%	987,212	957,902
Hilton Worldwide Finance LLC(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 06/22/2026	1.925%	887,699	854,037
Playa Resorts Holding BV(b),(n)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/29/2024	3.750%	1,997,434	1,731,116
Total			3,543,055

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	39

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.6%
Cengage Learning, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/07/2023	5.250%	1,394,049	1,144,863
Clear Channel Outdoor Holdings, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026	3.761%	992,500	899,810
Creative Artists Agency LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 11/27/2026	3.906%	1,990,000	1,895,475
Cumulus Media New Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 03/31/2026	4.822%	496,250	469,110
Diamond Sports Group LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 08/24/2026	3.410%	1,736,875	1,465,488
E.W. Scripps Co. (The)(b),(n)
Tranche B2 Term Loan
1-month USD LIBOR + 2.500% 05/01/2026	2.656%	1,496,231	1,455,085
Emerald Expositions Holding, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 05/22/2024	2.656%	1,667,000	1,503,634
Empire Resorts, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.250% 03/22/2021	2.406%	392,579	375,403
Entravision Communications Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	2.906%	484,958	449,192
Gray Television, Inc.(b),(n)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 01/02/2026	2.655%	1,701,415	1,664,784
iHeartCommunications, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 3.000% 05/01/2026	3.156%	1,243,750	1,178,005
1-month USD LIBOR + 4.000% Floor 0.750% 05/01/2026	4.750%	1,000,000	964,170
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
ION Media Networks, Inc.(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 12/18/2024	3.188%	1,537,490	1,499,053
Learfield Communications LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/01/2023	4.250%	667,858	511,098
Lions Gate Capital Holdings LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	2.406%	1,527,226	1,478,554
Mcgraw-Hill Global Education Holdings LLC(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/04/2022	5.000%	965,370	831,020
Meredith Corp.(b),(n)
Tranche B2 Term Loan
1-month USD LIBOR + 2.500% 01/31/2025	2.655%	1,477,880	1,420,376
Mission Broadcasting, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	2.405%	105,008	102,470
NASCAR Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 10/19/2026	2.920%	705,838	692,222
NEP Group, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 10/20/2025	3.406%	987,469	828,062
Nexstar Broadcasting, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	2.406%	409,219	399,328
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 09/18/2026	2.905%	960,625	941,547
Nielsen Finance LLC/VNU, Inc.(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	2.155%	1,931,986	1,885,136
PUG LLC(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 02/12/2027	3.656%	1,691,500	1,432,142

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Radio One, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 04/18/2023	5.000%	1,321,490	1,104,105
Sinclair Television Group, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2024	2.410%	1,480,818	1,439,355
Terrier Media Buyer, Inc.(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 4.250% 12/17/2026	4.406%	1,119,375	1,095,935
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 4.250% 12/17/2026	4.406%	1,000,000	970,000
Total			30,095,422
Metals and Mining 0.0%
Big River Steel LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.000%	401,030	398,223
Harsco Corp.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 12/06/2024	3.250%	479,181	475,587
Total			873,810
Midstream 0.2%
Buckeye Partners LP(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 11/01/2026	2.905%	523,688	514,334
GIP III Stetson I/II LP(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	4.420%	1,573,976	1,025,382
Lower Cadence Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 05/22/2026	4.156%	643,500	590,411
Prairie ECI Acquiror LP(b),(n)
Term Loan
1-month USD LIBOR + 4.750% 03/11/2026	4.906%	2,462,500	2,207,016
Stonepeak Lonestar Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.500% 10/19/2026	4.773%	1,435,400	1,414,774
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Traverse Midstream Partners LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 09/27/2024	5.000%	2,692,174	2,454,940
Total			8,206,857
Oil Field Services 0.0%
ChampionX Corp.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 05/09/2025	2.688%	1,014,872	984,426
Fieldwood Energy LLC(i),(n)
1st Lien Term Loan
04/11/2022	0.000%	275,952	66,229
2nd Lien Term Loan
04/11/2023	0.000%	372,536	86
Lealand Finance Company BV(b),(n)
Term Loan
1-month USD LIBOR + 3.000% 06/28/2024	3.156%	8,649	7,697
3-month USD LIBOR + 4.000% 06/30/2025	4.156%	108,230	87,395
MRC Global, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	3.156%	1,044,409	950,412
Total			2,096,245
Other Financial Institutions 0.1%
GT Polaris, Inc./Orion Advisor Solutions(b),(n),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 1.000% 08/04/2027		500,000	495,625
IRI Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 12/01/2025	4.406%	1,233,725	1,205,201
Lifescan Global Corp.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 6.000% 10/01/2024	7.175%	1,185,875	1,116,501
RPI Intermediate Finance Trust(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 02/11/2027	1.906%	1,766,125	1,758,955
Tranche B1 Term Loan
1-month USD LIBOR + 1.750% 02/11/2027	1.906%	268,125	266,784

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	41

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Trans Union LLC(b),(n)
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 11/16/2026	1.906%	1,239,147	1,208,169
UFC Holdings LLC(b),(n)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/29/2026	4.250%	1,557,314	1,535,169
Total			7,586,404
Other Industry 0.1%
Filtration Group Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 03/31/2025	3.156%	846,268	831,196
Hamilton Holdco LLC/Reece International Pty Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 01/02/2027	2.310%	987,405	962,720
Harland Clarke Holdings Corp.(b),(n)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 11/03/2023	5.750%	640,604	450,909
Hillman Group, Inc. (The)(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	5.072%	661,500	646,411
Interior Logic Group Holdings IV LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	4.156%	835,125	793,369
Lightstone Holdco LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	4.750%	1,289,449	1,088,282
Tranche C Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	4.750%	72,727	61,381
Titan Acquisition Ltd./Husky IMS International Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	3.361%	1,620,514	1,527,334
Total			6,361,602
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.0%
VICI Properties 1 LLC(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 12/20/2024	1.933%	1,811,364	1,741,173
Packaging 0.2%
Altium Packaging LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 05/22/2024	3.750%	1,430,020	1,417,507
Anchor Glass Container Corp.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/07/2023	3.750%	813,053	624,742
Berry Global, Inc.(b),(n)
Tranche X Term Loan
3-month USD LIBOR + 2.000% 01/19/2024	2.155%	1,189,461	1,170,465
Flex Acquisition Co., Inc./Novolex(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/29/2023	4.000%	1,119,723	1,080,129
Tranche B Term Loan
3-month USD LIBOR + 3.250% 06/29/2025	3.546%	2,000,000	1,921,660
Graham Packaging Co., Inc.(b),(n)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/04/2027	4.500%	450,000	449,100
LABL, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.500% 07/01/2026	4.656%	769,187	755,965
Printpack Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/26/2023	4.000%	742,911	735,482
ProAmpac PG Borrower LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/20/2023	4.500%	865,418	851,788
2nd Lien Term Loan
3-month USD LIBOR + 8.500% Floor 1.000% 11/18/2024	9.500%	700,000	639,919

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Consumer Products, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 1.750% 02/04/2027	1.906%	358,911	352,706
Reynolds Group Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	2.906%	956,768	942,072
Spectrum Holdings III Corp.(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 7.000% Floor 1.000% 01/31/2026	8.072%	425,000	327,250
Tricorbraun Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 11/30/2023	4.750%	427,942	419,918
Twist Beauty International Holdings S.A.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 04/22/2024	4.000%	191,244	183,116
Total			11,871,819
Paper 0.0%
Asplundh Tree Expert LLC(b),(n),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.500% 08/18/2027		1,050,000	1,050,326
Pharmaceuticals 0.2%
Bausch Health Companies, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	3.183%	1,338,605	1,315,741
3-month USD LIBOR + 2.750% 11/27/2025	2.933%	180,000	176,175
Elanco Animal Health, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	1.905%	1,775,000	1,738,754
Endo Finance Co. I SARL(b),(n)
Term Loan
3-month USD LIBOR + 4.250% Floor 0.750% 04/29/2024	5.000%	1,443,708	1,389,266
Grifols Worldwide Operations Ltd.(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	2.113%	1,368,362	1,339,477
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Jaguar Holding Co. I LLC/Pharmaceutical Product Development LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 08/18/2022	3.500%	1,235,000	1,231,913
Mallinckrodt International Finance SA(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 02/24/2025	3.750%	960,116	833,697
Sunshine Luxembourg VII SARL(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 10/01/2026	5.322%	1,592,000	1,586,364
Total			9,611,387
Property & Casualty 0.2%
Asurion LLC(b),(n)
Tranche B2 2nd Lien Term Loan
3-month USD LIBOR + 6.500% 08/04/2025	6.656%	1,620,455	1,622,885
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 08/04/2022	3.156%	1,102,514	1,089,648
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	3.156%	400,804	393,457
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	3.156%	987,406	969,099
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub, Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 12/31/2025	3.406%	1,977,443	1,909,874
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub, Ltd.(b),(n),(o)
Term Loan
3-month USD LIBOR + 4.000% 09/03/2026		1,500,000	1,476,435
USI, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	3.308%	1,743,509	1,693,750
Total			9,155,148
Restaurants 0.1%
Carrols Restaurant Group, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 04/30/2026	3.482%	1,495,000	1,390,888

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	43

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
IRB Holding Corp./Arby’s/Buffalo Wild Wings(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	611,797	588,396
KFC Holding Co./Yum! Brands(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	1.902%	1,637,634	1,587,489
New Red Finance, Inc./Burger King/Tim Hortons(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.906%	2,687,245	2,583,115
Total			6,149,888
Retailers 0.1%
Academy Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 07/01/2022	5.000%	473,474	444,474
AI Aqua Merger Sub, Inc.(b),(d),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	4.322%	340,375	328,462
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	4.322%	628,352	606,360
ASP Unifrax Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 12/12/2025	4.822%	492,500	421,240
Bass Pro Group LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 09/25/2024	6.072%	480,095	478,146
Belk, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 6.750% Floor 1.000% 07/31/2025	7.750%	502,286	186,986
BJ’s Wholesale Club, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.000% Floor 1.000% 02/03/2024	2.164%	642,653	636,406
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Burlington Coat Factory Warehouse Corp.(b),(n)
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 11/17/2024	1.910%	721,423	698,576
Harbor Freight Tools U.S.A., Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 08/18/2023	3.250%	1,910,170	1,878,442
Michaels Stores, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 01/30/2023	3.534%	584,224	560,125
Party City Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 08/19/2022	3.250%	1,125,611	788,130
Total			7,027,347
Technology 1.2%
Ascend Learning LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	867,594	861,087
Avaya, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 12/15/2024	4.412%	3,326,765	3,228,359
BY Crown Parent LLC(b),(n)
Tranche B1 Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 02/02/2026	4.000%	773,082	766,804
CDS US Intermediate Holdings, Inc.(i),(n)
2nd Lien Term Loan
07/10/2023	0.000%	1,000,000	150,000
Celestica, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.125% 06/27/2025	2.295%	847,117	815,350
CommScope, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	3.406%	3,473,750	3,394,340

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cyxtera DC Holdings, Inc.(b),(d),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/01/2024	4.000%	1,979,605	1,722,256
Dawn Acquisition LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	4.058%	1,854,318	1,669,888
DCert Buyer, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 10/16/2026	4.156%	648,375	639,868
Dun & Bradstreet Corp. (The)(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 02/06/2026	3.920%	748,125	745,881
Evertec Group LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/27/2024	3.656%	1,425,516	1,417,205
Hyland Software, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 07/01/2024	4.000%	682,044	672,544
Illuminate Buyer, LLC(b),(n)
Term Loan
1-month USD LIBOR + 4.000% 06/30/2027	4.308%	1,000,000	994,000
Informatica LLC(b),(n)
Term Loan
1-month USD LIBOR + 3.250% 02/25/2027	3.406%	1,845,375	1,803,854
ION Trading Technologies SARL(b),(n),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/21/2024		1,500,000	1,463,835
MA FinanceCo LLC/Micro Focus International PLC(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	2.656%	212,735	202,630
Tranche B4 Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 06/05/2025	5.250%	625,000	622,656
Maxar Technologies Ltd.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2024	2.906%	721,934	696,067
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
McAfee LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 09/30/2024	3.906%	1,009,869	999,397
Microchip Technology, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 05/29/2025	2.160%	1,526,157	1,496,595
Misys Ltd./Almonde/Tahoe/Finastra USA(b),(n),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	4.500%	3,666,864	3,447,549
Monotype Imaging Holdings Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 5.500% 10/09/2026	6.500%	1,490,625	1,369,512
MYOB US Borrower LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 05/06/2026	4.156%	1,287,000	1,224,799
Natel Engineering Co., Inc.(b),(n)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 04/30/2026	6.072%	1,559,717	1,310,162
NCR Corp.(b),(n),(o)
Term Loan
1-month USD LIBOR + 2.500% 08/28/2026	2.670%	1,500,000	1,453,125
Neustar, Inc.(b),(n)
Tranche B4 1st Lien Term Loan
3-month USD LIBOR + 3.500% 08/08/2024	4.572%	1,776,753	1,662,010
Oberthur Technologies Holding SAS(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% 01/10/2024	4.058%	818,676	772,798
Perspecta, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/30/2025	2.406%	808,500	789,298
Pitney Bowes, Inc.(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 5.500% 01/07/2025	5.660%	1,728,125	1,664,046
Plantronics, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 07/02/2025	2.776%	1,122,793	1,046,690

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	45

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Project Alpha Intermediate Holding, Inc.(b),(d),(n)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	4.520%	1,458,048	1,443,468
Rackspace Hosting, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/03/2023	4.000%	1,422,686	1,405,799
Refinitiv US Holdings, Inc.(a),(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	3.406%	1,972,469	1,954,144
Riverbed Technology, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/24/2022	4.250%	2,897,249	2,558,271
Sabre GLBL, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 02/22/2024	2.156%	1,850,614	1,716,778
Science Applications International Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 1.875% 10/31/2025	2.031%	982,500	962,496
SCS Holdings I, Inc./Sirius Computer Solutions, Inc.(b),(n),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 07/01/2026	3.656%	1,866,272	1,823,124
Seattle SpinCo, Inc./Micro Focus International PLC(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	2.656%	1,190,788	1,134,226
SS&C Technologies Holdings, Inc.(b),(n)
Tranche B3 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.906%	265,894	257,827
Tranche B4 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.906%	186,809	181,141
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	1.906%	1,974,664	1,916,550
Tempo Acquisition LLC(b),(n)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 11/02/2026	3.750%	1,680,314	1,643,565
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
TIBCO Software, Inc.(b),(n)
2nd Lien Term Loan
1-month USD LIBOR + 7.250% 03/03/2028	7.410%	750,000	727,500
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% 06/30/2026	3.910%	1,042,388	1,005,383
TTM Technologies, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	2.655%	949,828	928,457
Ultimate Software Group, Inc. (The)(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.906%	1,985,000	1,968,763
1-month USD LIBOR + 4.000% Floor 0.750% 05/04/2026	4.750%	1,000,000	998,130
Veritas US Inc.(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 5.500% Floor 1.000% 09/01/2025	6.500%	1,000,000	980,000
Xperi Holding Corp.(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 4.000% 06/02/2025	4.156%	2,000,000	1,951,660
Total			64,659,887
Wireless 0.1%
Cellular South, Inc.(b),(d),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	2.406%	489,899	470,303
Numericable US LLC(b),(n)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	2.906%	967,500	924,998
SBA Senior Finance II LLC(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.910%	2,471,007	2,410,789
T-Mobile USA, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 3.000% 04/01/2027	3.156%	425,000	425,905
Total			4,231,995

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.1%
CenturyLink, Inc.(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	2.406%	1,492,500	1,439,949
Level 3 Financing, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 03/01/2027	1.906%	843,320	816,089
Southwire Co., LLC(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 05/19/2025	1.906%	980,000	963,585
Windstream Services LLC(b),(n),(p)
Debtor in Possession Term Loan
3-month USD LIBOR + 2.500% 02/26/2021	2.660%	1,000,000	987,500
Windstream Services LLC(b),(n)
Tranche B6 Term Loan
3-month USD LIBOR + 6.000% Floor 0.750% 03/29/2021	8.250%	599,908	359,945
Zayo Group LLC/Capital, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 3.000% 03/09/2027	3.156%	1,122,187	1,088,308
Total			5,655,376
Total Senior Loans (Cost $389,259,333)			371,057,434
Warrants 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
iHeartCommunications, Inc.(f)	11,995	90,964
Total Communication Services		90,964
Total Warrants (Cost $203,915)		90,964

Options Purchased Puts 0.1%
Value ($)
(Cost $3,377,700)	2,425,564

Money Market Funds 4.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(r),(s)	246,533,851	246,533,851
Total Money Market Funds (Cost $246,577,248)		246,533,851
Total Investments in Securities (Cost: $5,610,044,357)		5,707,342,055
Other Assets & Liabilities, Net		(428,474,432)
Net Assets		5,278,867,623

At August 31, 2020, securities and/or cash totaling $40,304,775 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
595,031,878 MXN	26,867,987 USD	Morgan Stanley	10/20/2020	—	(162,537)
41,035,458 EUR	48,472,848 USD	UBS	10/20/2020	—	(549,011)
Total				—	(711,548)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Long Gilt	1,648	12/2020	GBP	222,496,480	—	(2,621,791)
U.S. Treasury 10-Year Note	1,514	12/2020	USD	210,824,500	—	(312,081)
Total					—	(2,933,872)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	47

Portfolio of Investments  (continued)
August 31, 2020
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(692)	09/2020	EUR	(121,487,520)	1,789,033	—
Euro-Bund	(1,400)	09/2020	EUR	(245,784,000)	—	(520,305)
U.S. Treasury 5-Year Note	(2,267)	12/2020	USD	(285,712,844)	—	(130,596)
U.S. Ultra Treasury Bond	(517)	12/2020	USD	(114,208,531)	2,219,871	—
Total					4,008,904	(650,901)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	417,000,000	417,000,000	1.00	12/29/2020	3,377,700	2,425,564

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 6.230%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/09/2026	MXN	580,000,000	1,332,802	—	—	1,332,802	—
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	211,000,000	373,459	—	—	373,459	—
3-Month USD LIBOR	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2049	USD	53,500,000	(9,785,318)	—	—	—	(9,785,318)
Total							(8,079,057)	—	—	1,706,261	(9,785,318)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	4,400,000	685,546	(2,567)	160,446	—	522,533	—

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	5.697	USD	10,460,000	(1,629,731)	6,102	—	(2,899,795)	1,276,166	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.581	USD	20,800,000	(3,734,244)	12,133	—	(4,093,030)	370,919	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.581	USD	9,500,000	(1,705,544)	5,542	—	(1,690,489)	—	(9,513)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.581	USD	10,000,000	(1,795,310)	5,833	—	(1,713,515)	—	(75,962)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.581	USD	15,000,000	(2,692,965)	8,750	—	(2,487,263)	—	(196,952)
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.581	USD	12,000,000	(2,154,372)	7,000	—	(2,494,807)	347,435	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.581	USD	15,000,000	(2,692,965)	8,750	—	(2,570,272)	—	(113,943)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	5.697	USD	8,000,000	(1,246,449)	4,667	—	(1,234,948)	—	(6,834)
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	5.444	USD	8,000,000	(1,243,752)	4,667	—	(1,255,762)	16,677	—
Total								(18,895,332)	63,444	—	(20,439,881)	2,011,197	(403,204)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	4.768%
3-Month USD LIBOR	London Interbank Offered Rate	0.241%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2020, the total value of these securities amounted to $3,262,153,668, which represents 61.80% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2020.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2020, the total value of these securities amounted to $95,838,601, which represents 1.82% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2020.
(f)	Non-income producing investment.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2020.
(i)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2020, the total value of these securities amounted to $7,707,119, which represents 0.15% of total net assets.
(j)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(k)	Principal and interest may not be guaranteed by a governmental entity.
(l)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(m)	Represents a security purchased on a when-issued basis.
(n)	The stated interest rate represents the weighted average interest rate at August 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(o)	Represents a security purchased on a forward commitment basis.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	49

Portfolio of Investments  (continued)
August 31, 2020
Notes to Portfolio of Investments  (continued)
(p)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(q)	At August 31, 2020, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
EyeCare Partners LLC Delayed Draw 1st Lien Term Loan 02/18/2027	189,189
Spectacle Gary Holdings LLC Delayed Draw Term Loan 12/23/2025 11.000%	77,703

(r)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(s)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	247,814,603	2,119,261,083	(2,120,510,242)	(31,593)	246,533,851	82,737	2,977,266	246,533,851
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
DOP	Dominican Republic Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	437,256,932	27,821,618	465,078,550
Commercial Mortgage-Backed Securities - Non-Agency	—	299,495,653	—	299,495,653
Common Stocks
Communication Services	50,366	—	—	50,366
Consumer Discretionary	—	10,209	—	10,209
Energy	—	152,852	193,459	346,311
Financials	—	—	0*	0*
Information Technology	47	—	—	47
Materials	—	—	81,862	81,862
Utilities	—	24,118	—	24,118
Total Common Stocks	50,413	187,179	275,321	512,913
Corporate Bonds & Notes	—	2,134,733,799	—	2,134,733,799
Foreign Government Obligations	—	482,362,041	—	482,362,041
Inflation-Indexed Bonds	—	6,160,652	—	6,160,652
Residential Mortgage-Backed Securities - Agency	—	624,211,368	—	624,211,368
Residential Mortgage-Backed Securities - Non-Agency	—	979,885,761	94,650,861	1,074,536,622
Rights
Communication Services	—	—	142,644	142,644
Total Rights	—	—	142,644	142,644
Senior Loans	—	357,658,379	13,399,055	371,057,434
Warrants
Communication Services	—	90,964	—	90,964
Total Warrants	—	90,964	—	90,964
Options Purchased Puts	—	2,425,564	—	2,425,564
Money Market Funds	246,533,851	—	—	246,533,851
Total Investments in Securities	246,584,264	5,324,468,292	136,289,499	5,707,342,055
Investments in Derivatives
Asset
Futures Contracts	4,008,904	—	—	4,008,904
Swap Contracts	—	4,239,991	—	4,239,991
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	51

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(711,548)	—	(711,548)
Futures Contracts	(3,584,773)	—	—	(3,584,773)
Swap Contracts	—	(10,188,522)	—	(10,188,522)
Total	247,008,395	5,317,808,213	136,289,499	5,701,106,107

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2020 ($)
Asset-Backed Securities — Non-Agency	53,475,785	349,151	(26,949,667)	19,720,418	17,093,000	(35,867,069)	—	—	27,821,618
Common Stocks	101,701	—	—	(285,394)	227,709	—	249,284	(17,979)	275,321
Residential Mortgage-Backed Securities — Agency	14,668,100	(2,072,709)	708,402	249,277	—	(13,553,070)	—	—	—
Residential Mortgage-Backed Securities — Non-Agency	12,549,090	358,894	3,918	2,037,480	81,637,538	(1,936,059)	—	—	94,650,861
Rights	—	—	—	—	142,644	—	—	—	142,644
Senior Loans	7,353,942	24,013	7,418	(550,555)	2,846,250	(1,874,445)	9,737,326	(4,144,894)	13,399,055
Total	88,148,618	(1,340,651)	(26,229,929)	21,171,226	101,947,141	(53,230,643)	9,986,610	(4,162,873)	136,289,499
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2020 was $888,314, which is comprised of Asset-Backed Securities — Non-Agency of $(314,633), Common Stocks of $(285,394), Residential Mortgage-Backed Securities — Non-Agency of $2,037,480 and Senior Loans of $(549,139).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks, rights, residential mortgage backed securities, asset backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Strategic Income Fund | Annual Report 2020

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,360,089,409)	$5,458,382,640
Affiliated issuers (cost $246,577,248)	246,533,851
Options purchased (cost $3,377,700)	2,425,564
Foreign currency (cost $824,150)	833,628
Cash collateral held at broker for:
Swap contracts	12,691,000
TBA	164,000
Margin deposits on:
Futures contracts	22,127,190
Swap contracts	5,322,585
Unrealized appreciation on swap contracts	2,533,730
Upfront payments on swap contracts	160,446
Receivable for:
Investments sold	5,924,046
Investments sold on a delayed delivery basis	11,839,104
Capital shares sold	7,062,252
Dividends	35,401
Interest	39,473,039
Foreign tax reclaims	247,842
Variation margin for futures contracts	536,141
Prepaid expenses	30,907
Trustees’ deferred compensation plan	375,378
Total assets	5,816,698,744
Liabilities
Due to custodian	821,697
Unrealized depreciation on forward foreign currency exchange contracts	711,548
Unrealized depreciation on swap contracts	403,204
Upfront receipts on swap contracts	20,439,881
Payable for:
Investments purchased	955,167
Investments purchased on a delayed delivery basis	506,521,534
Capital shares purchased	4,213,920
Variation margin for futures contracts	1,429,522
Variation margin for swap contracts	919,924
Management services fees	239,927
Distribution and/or service fees	45,881
Transfer agent fees	459,452
Compensation of board members	54,981
Compensation of chief compliance officer	295
Other expenses	238,810
Trustees’ deferred compensation plan	375,378
Total liabilities	537,831,121
Net assets applicable to outstanding capital stock	$5,278,867,623
Represented by
Paid in capital	5,232,414,734
Total distributable earnings (loss)	46,452,889
Total - representing net assets applicable to outstanding capital stock	$5,278,867,623
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	53

Statement of Assets and Liabilities  (continued)
August 31, 2020
Class A
Net assets	$1,101,889,930
Shares outstanding	181,268,061
Net asset value per share	$6.08
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$6.38
Advisor Class
Net assets	$194,094,396
Shares outstanding	32,549,772
Net asset value per share	$5.96
Class C
Net assets	$280,497,093
Shares outstanding	46,146,510
Net asset value per share	$6.08
Institutional Class
Net assets	$3,083,643,290
Shares outstanding	516,502,586
Net asset value per share	$5.97
Institutional 2 Class
Net assets	$287,776,780
Shares outstanding	48,169,976
Net asset value per share	$5.97
Institutional 3 Class
Net assets	$322,912,998
Shares outstanding	54,252,711
Net asset value per share	$5.95
Class R
Net assets	$8,053,136
Shares outstanding	1,315,417
Net asset value per share	$6.12
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Strategic Income Fund | Annual Report 2020

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$5,979,217
Dividends — affiliated issuers	2,977,266
Interest	221,900,901
Foreign taxes withheld	(254,005)
Total income	230,603,379
Expenses:
Management services fees	28,899,179
Distribution and/or service fees
Class A	2,720,648
Class C	2,847,748
Class R	42,528
Transfer agent fees
Class A	1,092,033
Advisor Class	251,036
Class C	285,785
Institutional Class	3,018,983
Institutional 2 Class	186,721
Institutional 3 Class	23,805
Class R	8,524
Compensation of board members	89,926
Custodian fees	190,420
Printing and postage fees	421,668
Registration fees	270,389
Audit fees	53,377
Legal fees	133,317
Interest on collateral	74,238
Compensation of chief compliance officer	1,865
Other	205,799
Total expenses	40,817,989
Expense reduction	(3,000)
Total net expenses	40,814,989
Net investment income	189,788,390
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(12,199,461)
Investments — affiliated issuers	82,737
Foreign currency translations	382,035
Forward foreign currency exchange contracts	701,893
Futures contracts	(57,673,186)
Options purchased	31,550,500
Options contracts written	(24,091,543)
Swap contracts	49,870,129
Net realized loss	(11,376,896)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(16,009,868)
Investments — affiliated issuers	(31,593)
Foreign currency translations	797,192
Forward foreign currency exchange contracts	(1,582,509)
Futures contracts	7,429,030
Options purchased	(952,136)
Options contracts written	8,132,514
Swap contracts	17,377,428
Foreign capital gains tax	10,947
Net change in unrealized appreciation (depreciation)	15,171,005
Net realized and unrealized gain	3,794,109
Net increase in net assets resulting from operations	$193,582,499
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	55

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment income	$189,788,390	$193,057,698
Net realized loss	(11,376,896)	(65,630,399)
Net change in unrealized appreciation (depreciation)	15,171,005	170,696,432
Net increase in net assets resulting from operations	193,582,499	298,123,731
Distributions to shareholders
Net investment income and net realized gains
Class A	(38,426,343)	(47,250,310)
Advisor Class	(9,397,107)	(9,668,574)
Class C	(7,954,223)	(10,684,840)
Institutional Class	(115,742,079)	(118,178,693)
Institutional 2 Class	(12,313,824)	(12,730,039)
Institutional 3 Class	(9,622,529)	(9,937,476)
Class R	(275,295)	(346,766)
Class T	—	(188)
Total distributions to shareholders	(193,731,400)	(208,796,886)
Increase in net assets from capital stock activity	275,873,202	550,922,268
Total increase in net assets	275,724,301	640,249,113
Net assets at beginning of year	5,003,143,322	4,362,894,209
Net assets at end of year	$5,278,867,623	$5,003,143,322
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Strategic Income Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	37,052,878	220,824,373	44,350,234	262,412,358
Distributions reinvested	6,103,374	35,917,394	7,512,413	44,142,069
Redemptions	(45,080,181)	(265,099,795)	(48,550,801)	(286,234,016)
Net increase (decrease)	(1,923,929)	(8,358,028)	3,311,846	20,320,411
Advisor Class
Subscriptions	19,267,385	112,230,566	35,349,014	203,562,249
Distributions reinvested	1,618,866	9,364,456	1,601,003	9,282,730
Redemptions	(36,773,542)	(204,159,530)	(13,383,029)	(77,324,048)
Net increase (decrease)	(15,887,291)	(82,564,508)	23,566,988	135,520,931
Class C
Subscriptions	11,515,713	68,776,661	10,306,167	61,056,449
Distributions reinvested	1,234,974	7,264,525	1,681,431	9,872,515
Redemptions	(13,491,768)	(79,205,498)	(17,079,334)	(100,554,314)
Net decrease	(741,081)	(3,164,312)	(5,091,736)	(29,625,350)
Institutional Class
Subscriptions	236,077,436	1,377,805,651	223,732,861	1,301,702,712
Distributions reinvested	16,776,944	97,008,371	17,394,922	100,586,426
Redemptions	(217,427,096)	(1,232,617,565)	(173,915,513)	(1,003,305,003)
Net increase	35,427,284	242,196,457	67,212,270	398,984,135
Institutional 2 Class
Subscriptions	36,947,030	215,615,013	29,247,093	169,706,819
Distributions reinvested	2,129,297	12,310,043	2,200,304	12,723,813
Redemptions	(39,556,844)	(222,519,204)	(27,282,567)	(157,876,474)
Net increase (decrease)	(480,517)	5,405,852	4,164,830	24,554,158
Institutional 3 Class
Subscriptions	38,872,627	218,553,095	18,464,680	106,337,046
Distributions reinvested	1,236,087	7,129,743	1,037,298	5,976,380
Redemptions	(18,516,618)	(102,132,224)	(19,579,020)	(113,163,229)
Net increase (decrease)	21,592,096	123,550,614	(77,042)	(849,803)
Class R
Subscriptions	568,543	3,394,450	901,819	5,365,305
Distributions reinvested	43,142	255,713	48,569	287,426
Redemptions	(829,615)	(4,843,036)	(609,863)	(3,625,480)
Net increase (decrease)	(217,930)	(1,192,873)	340,525	2,027,251
Class T
Redemptions	—	—	(1,650)	(9,465)
Net decrease	—	—	(1,650)	(9,465)
Total net increase	37,768,632	275,873,202	93,426,031	550,922,268
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	57

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2020	$6.01	0.21	0.07	0.28	(0.21)	—	(0.21)
Year Ended 8/31/2019	$5.89	0.25	0.14	0.39	(0.23)	(0.04)	(0.27)
Year Ended 8/31/2018	$6.09	0.24	(0.18)	0.06	(0.20)	(0.06)	(0.26)
Year Ended 8/31/2017(e)	$5.97	0.20	0.06	0.26	(0.14)	—	(0.14)
Year Ended 10/31/2016	$5.79	0.22	0.15	0.37	(0.19)	—	(0.19)
Year Ended 10/31/2015	$6.13	0.23	(0.22)	0.01	(0.25)	(0.10)	(0.35)
Advisor Class
Year Ended 8/31/2020	$5.90	0.22	0.06	0.28	(0.22)	—	(0.22)
Year Ended 8/31/2019	$5.79	0.26	0.13	0.39	(0.24)	(0.04)	(0.28)
Year Ended 8/31/2018	$5.99	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.88	0.21	0.05	0.26	(0.15)	—	(0.15)
Year Ended 10/31/2016	$5.70	0.23	0.16	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.24	(0.21)	0.03	(0.27)	(0.10)	(0.37)
Class C
Year Ended 8/31/2020	$6.01	0.16	0.08	0.24	(0.17)	—	(0.17)
Year Ended 8/31/2019	$5.89	0.20	0.14	0.34	(0.18)	(0.04)	(0.22)
Year Ended 8/31/2018	$6.09	0.19	(0.17)	0.02	(0.16)	(0.06)	(0.22)
Year Ended 8/31/2017(e)	$5.97	0.17	0.05	0.22	(0.10)	—	(0.10)
Year Ended 10/31/2016	$5.79	0.18	0.15	0.33	(0.15)	—	(0.15)
Year Ended 10/31/2015	$6.13	0.19	(0.22)	(0.03)	(0.21)	(0.10)	(0.31)
Institutional Class
Year Ended 8/31/2020	$5.91	0.22	0.06	0.28	(0.22)	—	(0.22)
Year Ended 8/31/2019	$5.80	0.26	0.13	0.39	(0.24)	(0.04)	(0.28)
Year Ended 8/31/2018	$5.99	0.25	(0.16)	0.09	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.88	0.22	0.04	0.26	(0.15)	—	(0.15)
Year Ended 10/31/2016	$5.70	0.23	0.16	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.24	(0.21)	0.03	(0.27)	(0.10)	(0.37)
Institutional 2 Class
Year Ended 8/31/2020	$5.91	0.22	0.07	0.29	(0.23)	—	(0.23)
Year Ended 8/31/2019	$5.80	0.26	0.13	0.39	(0.24)	(0.04)	(0.28)
Year Ended 8/31/2018	$6.00	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.88	0.22	0.06	0.28	(0.16)	—	(0.16)
Year Ended 10/31/2016	$5.71	0.24	0.14	0.38	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.25	(0.21)	0.04	(0.27)	(0.10)	(0.37)
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Strategic Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2020	$6.08	4.84%	0.93%(c)	0.93%(c),(d)	3.51%	173%	$1,101,890
Year Ended 8/31/2019	$6.01	6.75%	0.95%(c)	0.95%(c)	4.20%	179%	$1,101,847
Year Ended 8/31/2018	$5.89	1.03%	0.94%(c)	0.94%(c),(d)	3.94%	152%	$1,059,907
Year Ended 8/31/2017(e)	$6.09	4.42%	0.95%(f),(g)	0.95%(d),(f),(g)	4.00%(f)	110%	$1,100,585
Year Ended 10/31/2016	$5.97	6.57%	1.03%	1.02%(d)	3.81%	168%	$1,770,085
Year Ended 10/31/2015	$5.79	0.25%	1.06%	1.03%(d)	3.94%	169%	$1,461,248
Advisor Class
Year Ended 8/31/2020	$5.96	5.02%	0.68%(c)	0.68%(c),(d)	3.76%	173%	$194,094
Year Ended 8/31/2019	$5.90	6.96%	0.70%(c)	0.70%(c)	4.42%	179%	$285,983
Year Ended 8/31/2018	$5.79	1.30%	0.69%(c)	0.69%(c),(d)	4.21%	152%	$143,983
Year Ended 8/31/2017(e)	$5.99	4.53%	0.71%(f),(g)	0.71%(d),(f),(g)	4.38%(f)	110%	$99,896
Year Ended 10/31/2016	$5.88	6.95%	0.77%	0.77%(d)	4.02%	168%	$53,447
Year Ended 10/31/2015	$5.70	0.52%	0.82%	0.78%(d)	4.20%	169%	$18,630
Class C
Year Ended 8/31/2020	$6.08	4.06%	1.69%(c)	1.69%(c),(d)	2.76%	173%	$280,497
Year Ended 8/31/2019	$6.01	5.97%	1.70%(c)	1.70%(c)	3.45%	179%	$282,018
Year Ended 8/31/2018	$5.89	0.28%	1.69%(c)	1.69%(c),(d)	3.19%	152%	$306,303
Year Ended 8/31/2017(e)	$6.09	3.78%	1.71%(f),(g)	1.71%(d),(f),(g)	3.33%(f)	110%	$334,829
Year Ended 10/31/2016	$5.97	5.78%	1.78%	1.77%(d)	3.05%	168%	$316,346
Year Ended 10/31/2015	$5.79	(0.49%)	1.81%	1.78%(d)	3.19%	169%	$219,782
Institutional Class
Year Ended 8/31/2020	$5.97	5.02%	0.68%(c)	0.68%(c),(d)	3.76%	173%	$3,083,643
Year Ended 8/31/2019	$5.91	6.96%	0.70%(c)	0.70%(c)	4.44%	179%	$2,843,762
Year Ended 8/31/2018	$5.80	1.47%	0.69%(c)	0.69%(c),(d)	4.20%	152%	$2,398,468
Year Ended 8/31/2017(e)	$5.99	4.53%	0.71%(f),(g)	0.71%(d),(f),(g)	4.42%(f)	110%	$1,881,221
Year Ended 10/31/2016	$5.88	6.95%	0.78%	0.77%(d)	4.05%	168%	$910,452
Year Ended 10/31/2015	$5.70	0.51%	0.81%	0.78%(d)	4.19%	169%	$574,482
Institutional 2 Class
Year Ended 8/31/2020	$5.97	5.06%	0.64%(c)	0.64%(c)	3.80%	173%	$287,777
Year Ended 8/31/2019	$5.91	7.00%	0.66%(c)	0.66%(c)	4.49%	179%	$287,753
Year Ended 8/31/2018	$5.80	1.35%	0.65%(c)	0.65%(c)	4.26%	152%	$257,953
Year Ended 8/31/2017(e)	$6.00	4.77%	0.66%(f),(g)	0.65%(f),(g)	4.41%(f)	110%	$155,372
Year Ended 10/31/2016	$5.88	6.87%	0.67%	0.67%	4.11%	168%	$103,204
Year Ended 10/31/2015	$5.71	0.80%	0.68%	0.68%	4.32%	169%	$12,231
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	59

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2020	$5.89	0.22	0.07	0.29	(0.23)	—	(0.23)
Year Ended 8/31/2019	$5.78	0.26	0.14	0.40	(0.25)	(0.04)	(0.29)
Year Ended 8/31/2018	$5.98	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.87	0.22	0.05	0.27	(0.16)	—	(0.16)
Year Ended 10/31/2016	$5.69	0.24	0.15	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.03	0.25	(0.21)	0.04	(0.28)	(0.10)	(0.38)
Class R
Year Ended 8/31/2020	$6.06	0.20	0.06	0.26	(0.20)	—	(0.20)
Year Ended 8/31/2019	$5.93	0.23	0.15	0.38	(0.21)	(0.04)	(0.25)
Year Ended 8/31/2018	$6.13	0.22	(0.17)	0.05	(0.19)	(0.06)	(0.25)
Year Ended 8/31/2017(e)	$6.01	0.19	0.06	0.25	(0.13)	—	(0.13)
Year Ended 10/31/2016	$5.82	0.21	0.16	0.37	(0.18)	—	(0.18)
Year Ended 10/31/2015	$6.16	0.22	(0.22)	0.00(h)	(0.24)	(0.10)	(0.34)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	8/31/2020	8/31/2019	8/31/2018
Class A	less than 0.01%	less than 0.01%	less than 0.01%
Advisor Class	less than 0.01%	0.01%	less than 0.01%
Class C	less than 0.01%	less than 0.01%	less than 0.01%
Institutional Class	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	less than 0.01%	less than 0.01%
Class R	less than 0.01%	less than 0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(f)	Annualized.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(h)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Strategic Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2020	$5.95	5.13%	0.60%(c)	0.60%(c)	3.84%	173%	$322,913
Year Ended 8/31/2019	$5.89	7.08%	0.60%(c)	0.60%(c)	4.55%	179%	$192,494
Year Ended 8/31/2018	$5.78	1.40%	0.60%(c)	0.60%(c)	4.31%	152%	$189,195
Year Ended 8/31/2017(e)	$5.98	4.65%	0.64%(f),(g)	0.63%(f),(g)	4.75%(f)	110%	$100,173
Year Ended 10/31/2016	$5.87	7.13%	0.62%	0.62%	4.24%	168%	$10,642
Year Ended 10/31/2015	$5.69	0.68%	0.64%	0.64%	4.35%	169%	$10,704
Class R
Year Ended 8/31/2020	$6.12	4.38%	1.18%(c)	1.18%(c),(d)	3.26%	173%	$8,053
Year Ended 8/31/2019	$6.06	6.62%	1.20%(c)	1.20%(c)	3.95%	179%	$9,287
Year Ended 8/31/2018	$5.93	0.77%	1.19%(c)	1.19%(c),(d)	3.70%	152%	$7,075
Year Ended 8/31/2017(e)	$6.13	4.18%	1.21%(f),(g)	1.21%(d),(f),(g)	3.83%(f)	110%	$6,443
Year Ended 10/31/2016	$6.01	6.45%	1.28%	1.27%(d)	3.54%	168%	$5,687
Year Ended 10/31/2015	$5.82	0.00%(h)	1.31%	1.28%(d)	3.69%	169%	$2,439
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2020	61

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
62	Columbia Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Columbia Strategic Income Fund | Annual Report 2020	63

Notes to Financial Statements  (continued)
August 31, 2020
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
64	Columbia Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other
Columbia Strategic Income Fund | Annual Report 2020	65

Notes to Financial Statements  (continued)
August 31, 2020
purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other
66	Columbia Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
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Notes to Financial Statements  (continued)
August 31, 2020
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage long or short exposure to an inflation index. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	2,533,730*
Credit risk	Upfront payments on swap contracts	160,446
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,008,904*
Interest rate risk	Investments, at value — Options purchased	2,425,564
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,706,261*
Total		10,834,905

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	403,204*
Credit risk	Upfront receipts on swap contracts	20,439,881
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	711,548
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,584,773*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	9,785,318*
Total		34,924,724

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
68	Columbia Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	48,879,041	48,879,041
Foreign exchange risk	701,893	—	—	—	—	701,893
Interest rate risk	—	(57,673,186)	(24,091,543)	31,550,500	991,088	(49,223,141)
Total	701,893	(57,673,186)	(24,091,543)	31,550,500	49,870,129	357,793

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	11,028,181	11,028,181
Foreign exchange risk	(1,582,509)	—	—	—	—	(1,582,509)
Interest rate risk	—	7,429,030	8,132,514	(952,136)	6,349,247	20,958,655
Total	(1,582,509)	7,429,030	8,132,514	(952,136)	17,377,428	30,404,327
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	538,049,776
Futures contracts — short	738,819,809
Credit default swap contracts — buy protection	282,710,605
Credit default swap contracts — sell protection	139,951,900

Derivative instrument	Average value ($)*
Options contracts — purchased	5,686,778
Options contracts — written	(4,301,492)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	705,451	(961,431)
Interest rate swap contracts	2,090,466	(10,428,474)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
Columbia Strategic Income Fund | Annual Report 2020	69

Notes to Financial Statements  (continued)
August 31, 2020
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
70	Columbia Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2020:
	Citi ($)	JPMorgan ($)	Morgan Stanley (a) ($)	Morgan Stanley (a) ($)	UBS ($)	Total ($)
Assets
Options purchased puts	-	-	2,425,564	-	-	2,425,564
OTC credit default swap contracts (b)	-	682,979	-	-	-	682,979
Total assets	-	682,979	2,425,564	-	-	3,108,543
Liabilities
Centrally cleared interest rate swap contracts (c)	-	-	-	919,924	-	919,924
Forward foreign currency exchange contracts	-	-	162,537	-	549,011	711,548
OTC credit default swap contracts (b)	1,623,629	9,895,805	7,312,454	-	-	18,831,888
Total liabilities	1,623,629	9,895,805	7,474,991	919,924	549,011	20,463,360
Total financial and derivative net assets	(1,623,629)	(9,212,826)	(5,049,427)	(919,924)	(549,011)	(17,354,817)
Total collateral received (pledged) (d)	(1,599,000)	(9,212,826)	(1,852,000)	(919,924)	-	(13,583,750)
Net amount (e)	(24,629)	-	(3,197,427)	-	(549,011)	(3,771,067)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
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Notes to Financial Statements  (continued)
August 31, 2020
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
72	Columbia Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.557% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended August 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $6,157,645, respectively. The sale transactions resulted in a net realized loss of $5,597,355.
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Notes to Financial Statements  (continued)
August 31, 2020
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $3,000.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
74	Columbia Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	1,188,507
Class C	—	1.00(b)	36,471

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.01%	1.05%
Advisor Class	0.76	0.80
Class C	1.76	1.80
Institutional Class	0.76	0.80
Institutional 2 Class	0.72	0.76
Institutional 3 Class	0.67	0.71
Class R	1.26	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, swap investments, principal and/or interest of fixed income securities, foreign capital gains tax, investments in partnerships and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Strategic Income Fund | Annual Report 2020	75

Notes to Financial Statements  (continued)
August 31, 2020
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(6,486,139)	6,486,139	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
193,731,400	—	193,731,400	208,796,886	—	208,796,886
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,863,399	—	(24,310,255)	68,723,482
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
5,632,382,625	212,172,000	(143,448,518)	68,723,482
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(4,490,546)	(19,819,709)	(24,310,255)	14,411,294
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,318,028,930 and $9,134,565,104, respectively, for the year ended August 31, 2020, of which $5,775,892,363 and $5,984,528,141, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
76	Columbia Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
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Notes to Financial Statements  (continued)
August 31, 2020
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and
78	Columbia Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Columbia Strategic Income Fund | Annual Report 2020	79

Notes to Financial Statements  (continued)
August 31, 2020
Shareholder concentration risk
At August 31, 2020, one unaffiliated shareholder of record owned 11.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 28.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split occurred with the close of business on September 11, 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
80	Columbia Strategic Income Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Strategic Income Fund | Annual Report 2020	81

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
82	Columbia Strategic Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Strategic Income Fund | Annual Report 2020	83

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
84	Columbia Strategic Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Strategic Income Fund | Annual Report 2020	85

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Strategic Income Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
86	Columbia Strategic Income Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service
Columbia Strategic Income Fund | Annual Report 2020	87

Board Consideration and Approval of Management
Agreement  (continued)

providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the fifty-seventh, forty-ninth and thirtieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
88	Columbia Strategic Income Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Columbia Strategic Income Fund | Annual Report 2020	89

Board Consideration and Approval of Management
Agreement  (continued)

Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
90	Columbia Strategic Income Fund | Annual Report 2020

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Columbia Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN232_08_K01_(10/20)

Annual Report
August 31, 2020
Columbia International Dividend Income Fund
(formerly Columbia Global Dividend Opportunity Fund)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia International Dividend Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia International Dividend Income Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jonathan Crown
Co-Portfolio Manager
Managed Fund since 2016
Georgina Hellyer, CFA
Co-Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	2.65	4.88	6.58
	Including sales charges		-3.25	3.64	5.95
Advisor Class*		03/19/13	2.90	5.14	6.84
Class C	Excluding sales charges	10/13/03	1.83	4.10	5.78
	Including sales charges		0.84	4.10	5.78
Institutional Class		11/09/00	2.86	5.14	6.84
Institutional 2 Class*		01/08/14	3.07	5.30	6.95
Institutional 3 Class		07/15/09	3.07	5.36	7.05
Class R*		09/27/10	2.37	4.62	6.30
MSCI ACWI High Dividend Yield Index (Net)			2.66	6.83	7.26
MSCI ACWI (Net)			16.52	10.21	9.90
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
Effective September 2, 2020, the Fund was renamed Columbia International Dividend Income Fund and its principal investment strategies were revised to require, under normal circumstances, that at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) be invested in income-producing (dividend-paying) equity securities of foreign companies, including securities of companies in emerging market countries. In conjunction with these changes, the Fund will compare its performance to that of the MSCI ACWI ex USA Index (Net) and the MSCI ACWI ex USA Value Index (Net). Performance for the new benchmarks is not shown in this report as the changes were effective after the close of the reporting period.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI High Dividend Yield Index (Net) includes large and mid-cap stocks across 23 developed market countries. The index is designed to reflect the performance of equities selected from the MSCI World Index with higher than average dividend yields that are both sustainable and persistent.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI High Dividend Yield Index (Net) and the MSCI ACWI (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia International Dividend Income Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2010 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2020)
Communication Services	7.7
Consumer Discretionary	8.4
Consumer Staples	10.6
Energy	5.0
Financials	17.3
Health Care	11.3
Industrials	15.3
Information Technology	10.9
Materials	9.4
Utilities	4.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Columbia International Dividend Income Fund | Annual Report 2020

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2020)
Canada	7.0
China	4.7
Denmark	1.0
Finland	1.0
France	5.3
Germany	9.9
Hong Kong	3.1
Indonesia	1.9
Ireland	1.8
Japan	7.9
Jersey	0.8
Netherlands	5.2
Norway	1.5
Singapore	1.8
South Korea	3.7
Spain	3.8
Sweden	1.5
Switzerland	10.4
Taiwan	5.5
United Kingdom	16.5
United States(a)	5.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia International Dividend Income Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2020, the Fund’s Class A shares returned 2.65% excluding sales charges. The Fund slightly underperformed its primary benchmark, the MSCI ACWI High Dividend Yield Index (Net), which returned 2.66%, and underperformed its secondary benchmark, the MSCI ACWI (Net), which returned 16.52%, for the same period. The Fund’s performance can be attributed primarily to effective sector allocation and stock selection overall, which more than offset the detracting effect, albeit modest, of country allocation as a whole.
Global equity markets gained despite pandemic-sparked drop in first quarter 2020
Global equities posted solid gains for the annual period despite a material drop in February and March 2020 caused by increasing concerns around the economic repercussions of the global COVID-19 pandemic, with many countries entering lockdowns. Large-scale government and central bank interventions helped equities recover somewhat toward the end of the first calendar quarter of 2020, and the markets generally continued this upward trajectory through the remaining months of the annual period, encouraged by a mostly positive start to the U.S. corporate earnings reporting season and signs the Chinese economy was recovering. However, lingering concerns about both a second wave of COVID-19 cases and a resurgence in U.S.-China trade tensions caused bouts of market volatility.
Against a backdrop of lockdowns across most major economies, defensive sectors generally outperformed sources of cyclical growth. In particular, those market segments that performed best were those that benefited from people working from home and from accelerating e-commerce trends, such as information technology and internet-related companies. This led to material outperformance of the information technology, health care and consumer discretionary sectors during the annual period, though this outperformance was driven by a quite narrow set of companies in the latter. Travel and entertainment-exposed sub-sectors suffered significantly. So, too, did financials, given concerns of worsening asset quality, and energy, as falling demand exacerbated a fragile supply/demand balance. As a result, the financials, energy and industrials sectors underperformed the primary benchmark most. From a regional perspective, North America and Asia-Pacific (excluding Japan) performed well driven by the greater weighting of technology and service firms within these markets. Europe and Japan underperformed the primary benchmark based primarily on their higher weighting of more cyclical stocks, while the U.K. market was particularly weak given its outsized exposure to energy and financials companies. More specifically, from a country perspective, Taiwan, Denmark, South Korea, Peru and Ireland performed best within the primary benchmark for the annual period overall. The U.S. posted a modest positive absolute return but lagged the primary benchmark during the annual period. The weakest performers within the primary benchmark during the annual period were the Czech Republic, Poland, South Africa, Hungary and Brazil.
Sector allocation overall boosted Fund results most
Sector allocation decisions overall boosted Fund results most. Having overweights to and strong stock selection within information technology and industrials, each of which outpaced the primary benchmark during the annual period, especially helped. Effective stock selection within communication services contributed positively as well. From a country perspective, stock selection in the United States, United Kingdom, France, Hong Kong and Japan added the most value.
Among the individual holdings that contributed most positively to relative results during the annual period were U.S. transportation and logistics company United Parcel Service, Inc. (UPS), U.S. research-based biopharmaceutical company Gilead Sciences, Inc. and Taiwan-based semiconductor company MediaTek, Inc. UPS performed well given the pandemic-induced surge in demand for deliveries of e-commerce purchases and of healthcare equipment. At the end of the annual period, we remained optimistic about the package delivery firm’s efforts to automate its network and believed this automation enhancement should help drive increased profitability, improve free cashflows and stabilize returns on invested capital. Shares of Gilead Sciences rose on signs the company may be well placed to find a remedy for COVID-19. These signs included intimations by a senior World Health Organization official in February 2020 that Gilead Sciences’ antiviral drug Remdesivir could be an effective weapon against the virus. The company also expanded its immune-oncology footprint with its well-received acquisition of Forty Seven, Inc., a clinical-stage immune-oncology company. Our conviction in Gilead Sciences at the end of the annual period was based on what we saw as its prospects for sustainable growth, its healthy pipeline and its robust balance sheet. An out-of-benchmark position in MediaTek contributed positively to the Fund’s relative results, as its shares rallied amid optimism about the company’s strengthening position in the 5G (fifth generation) market and anticipation of significant 5G business from Huawei in 2021, as the Chinese technology company seeks to diversify its supply base. MediaTek is a fabless integrated circuit company that designs products for wireless communications and digital multimedia
6	Columbia International Dividend Income Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
solutions. At the end of the annual period, we believed increasing demand for 5G should benefit MediaTek’s revenue and gross margins and thereby, in our view, enhance its competitive edge. Not having a position in Exxon Mobil Corporation also contributed positively to the Fund’s relative results, as the U.S.-based integrated energy company experienced significant double-digit share price declines during the annual period.
Health care positioning as a whole dampened Fund results
Stock selection in and having an underweight to the strongly-performing health care sector detracted most from Fund results during the annual period. Stock selection in energy and consumer staples also dampened Fund results as did being underweight the consumer staples sector. Having a position in cash, albeit a modest one, during an annual period when the primary benchmark gained ground hurt Fund performance as well. From a country perspective, stock selection in the Netherlands, Canada, Austria and Brazil detracted most from Fund results. An underweight to Switzerland, which significantly outperformed the primary benchmark during the annual period, and overweights to Austria and Brazil, which substantially underperformed the primary benchmark during the annual period, further detracted from the Fund’s performance.
During the annual period, U.S. diversified financial services company Wells Fargo & Co., Canadian fertilizer producer Nutrien Ltd. and U.S. midstream energy pipeline company Enterprise Products Partners, LP, none of which are components of the primary benchmark, were among the top individual detractors from Fund results, as each significantly underperformed the primary benchmark during the annual period. Wells Fargo & Company saw its shares decline on concerns that low interest rates would pressure its net margins and as the company was perceived to have issue with funding its dividend at its then-current level. Broad investor sentiment toward Nutrien was dampened by weather-related agricultural challenges in the U.S. and as investors awaited the outcome of delayed potash contract negotiations with China and India. Shares of Enterprise Products Partners fell along with its energy sector peers due to lower commodity prices. We sold the Fund’s position in each of these three companies by the end of the annual period.
Stock selection strategy drove weighting changes
In implementing our bottom-up selection strategy during the annual period, the Fund’s allocations to the industrials, materials, consumer discretionary and utilities sectors increased relative to the primary benchmark, while its allocations relative to the primary benchmark in health care, consumer staples, information technology and real estate decreased.
Among the most significant purchases for the Fund during the annual period were European electric utilities company E.ON SE. The company, based in Germany, focuses on providing decentralized, green and interconnected solutions that address the needs of its clients as well as those of the environment. In our view, the company is well positioned to benefit from spending on renewables and electrification as part of the European Union’s Green Deal and Germany’s domestic economic stimulus package. We also initiated a Fund position in Switzerland-based electrical equipment provider TE Connectivity Ltd. TE Connectivity engages in the design and manufacture of connectivity and sensors solutions. Based on our research, the company is positively exposed to secular trends driven by increased usage levels of “smart,” “green” and “connected” devices, including the electrification of the auto and truck powertrain, connectivity in the car and plane, increased automation in the factory and greater use of small sensors in medical devices, autos and factories. We believe the company is positioned for sustained organic growth in the industrial and auto sector with strong free cash flow conversion potential and what we view as a strong balance sheet and solid dividend.
Conversely, in addition to those sales mentioned earlier, we sold the Fund’s position in Swiss bank UBS AG, as its shares had declined due to a weak economic environment that we felt could impact the bank’s earnings and given our view that its capital position was uncertain. We also exited the Fund’s position in Australian urban toll road network owner and operator Transurban Group on the basis of valuation following strong runs of performance for its shares.
From a country perspective, we increased the Fund’s exposure to Canada, France, Germany, Japan, the Netherlands, Spain, Sweden, Switzerland, Taiwan and the U.K. and reduced its exposure to Australia, Brazil and the U.S. relative to the primary benchmark. We also established positions in China, Denmark, Ireland, Norway and Singapore during the annual period.
Columbia International Dividend Income Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
At the end of the annual period, the Fund was most overweight in the industrials, materials, consumer discretionary and financials sectors and most underweight in the health care, consumer staples, real estate and utilities sectors relative to the primary benchmark. By country, the Fund was most overweight in the U.K., Germany, the Netherlands, Canada and France and was most underweight in the U.S., Australia and Russia relative to the primary benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia International Dividend Income Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,045.40	1,018.95	6.46	6.38	1.25
Advisor Class	1,000.00	1,000.00	1,047.20	1,020.22	5.17	5.11	1.00
Class C	1,000.00	1,000.00	1,041.30	1,015.16	10.32	10.19	2.00
Institutional Class	1,000.00	1,000.00	1,046.80	1,020.22	5.17	5.11	1.00
Institutional 2 Class	1,000.00	1,000.00	1,048.30	1,020.93	4.45	4.39	0.86
Institutional 3 Class	1,000.00	1,000.00	1,048.00	1,021.18	4.19	4.14	0.81
Class R	1,000.00	1,000.00	1,044.60	1,017.69	7.75	7.65	1.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia International Dividend Income Fund | Annual Report 2020	9

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Canada 6.9%
Brookfield Asset Management, Inc.	94,923	3,203,519
Canadian National Railway Co.	41,152	4,324,218
Manulife Financial Corp.	505,811	7,461,037
Suncor Energy, Inc.	405,313	6,503,777
TC Energy Corp.	184,905	8,645,958
Total		30,138,509
China 4.7%
NetEase, Inc., ADR	19,438	9,470,388
Ping An Insurance Group Co. of China Ltd., Class H	1,021,000	10,900,609
Total		20,370,997
Denmark 1.0%
Novo Nordisk A/S, Class B	66,235	4,379,021
Finland 1.0%
UPM-Kymmene OYJ	145,415	4,413,569
France 5.3%
BNP Paribas SA(a)	53,964	2,351,116
L’Oreal SA	13,241	4,394,025
Schneider Electric SE	88,000	10,883,090
VINCI SA	57,096	5,349,395
Total		22,977,626
Germany 9.8%
Adidas AG(a)	18,170	5,529,084
Deutsche Telekom AG, Registered Shares	674,850	11,895,610
E.ON SE	743,071	8,800,789
Evonik Industries AG	226,915	6,589,934
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	34,644	10,006,827
Total		42,822,244
Hong Kong 3.1%
Hong Kong Exchanges and Clearing Ltd.	134,600	6,786,584
Sands China Ltd.	1,534,000	6,752,788
Total		13,539,372
Indonesia 1.9%
PT Bank Rakyat Indonesia Persero Tbk	34,798,400	8,383,356
Common Stocks (continued)
Issuer	Shares	Value ($)
Ireland 1.7%
CRH PLC	202,110	7,537,837
Japan 7.8%
Japan Exchange Group, Inc.	129,600	3,360,730
Nintendo Co., Ltd.	14,300	7,697,805
Rohm Co., Ltd.	50,200	3,233,912
Tokio Marine Holdings, Inc.	98,700	4,555,312
Tokyo Electron Ltd.	20,800	5,335,372
Toyota Motor Corp.	149,000	9,840,619
Total		34,023,750
Jersey 0.8%
Amcor PLC	298,718	3,332,256
Netherlands 5.1%
Akzo Nobel NV	44,136	4,356,380
ING Groep NV(a)	363,621	2,967,900
Koninklijke Philips NV(a)	132,865	6,287,326
Unilever NV	148,555	8,632,032
Total		22,243,638
Norway 1.5%
Equinor ASA	408,426	6,609,031
Singapore 1.8%
DBS Group Holdings Ltd.	513,700	7,872,437
South Korea 3.7%
Samsung Electronics Co., Ltd.	351,795	15,973,656
Spain 3.7%
Iberdrola SA	690,586	8,713,042
Industria de Diseno Textil SA	270,798	7,614,095
Total		16,327,137
Sweden 1.5%
Sandvik AB(a)	333,439	6,565,678
Switzerland 10.3%
Nestlé SA, Registered Shares	117,851	14,194,816
Novartis AG, ADR	139,157	11,975,851
Roche Holding AG, Genusschein Shares	15,769	5,516,296
SGS SA, Registered Shares	2,927	7,585,072
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia International Dividend Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
TE Connectivity Ltd.	57,373	5,542,232
Total		44,814,267
Taiwan 5.5%
Eclat Textile Co., Ltd.	509,000	6,719,493
MediaTek, Inc.	231,000	4,368,180
Taiwan Semiconductor Manufacturing Co., Ltd.	872,000	12,709,471
Total		23,797,144
United Kingdom 16.4%
Anglo American PLC	405,261	9,959,169
BAE Systems PLC	1,263,788	8,773,316
British American Tobacco PLC	162,939	5,491,866
BT Group PLC	3,135,836	4,366,360
Diageo PLC	130,633	4,364,598
Experian PLC	118,522	4,428,285
GlaxoSmithKline PLC	501,775	9,801,339
Common Stocks (continued)
Issuer	Shares	Value ($)
Linde PLC	17,418	4,383,748
Prudential PLC	416,821	6,719,730
Reckitt Benckiser Group PLC	86,833	8,716,206
RELX PLC	192,505	4,328,490
Total		71,333,107
United States 5.6%
Bristol-Myers Squibb Co.	171,860	10,689,692
United Parcel Service, Inc., Class B	84,877	13,887,575
Total		24,577,267
Total Common Stocks (Cost $410,552,238)		432,031,899
Total Investments in Securities (Cost $410,552,238)		432,031,899(b)
Other Assets & Liabilities, Net		3,708,181
Net Assets		$435,740,080

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	6,044,947	95,000,985	(101,045,932)	—	—	352	65,969	—
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Canada	30,138,509	—	—	30,138,509
China	9,470,388	10,900,609	—	20,370,997
Denmark	—	4,379,021	—	4,379,021
Finland	—	4,413,569	—	4,413,569
France	—	22,977,626	—	22,977,626
Germany	—	42,822,244	—	42,822,244
Hong Kong	—	13,539,372	—	13,539,372
Indonesia	—	8,383,356	—	8,383,356
Ireland	—	7,537,837	—	7,537,837
Japan	—	34,023,750	—	34,023,750
Jersey	—	3,332,256	—	3,332,256
Netherlands	—	22,243,638	—	22,243,638
Norway	—	6,609,031	—	6,609,031
Singapore	—	7,872,437	—	7,872,437
South Korea	—	15,973,656	—	15,973,656
Spain	—	16,327,137	—	16,327,137
Sweden	—	6,565,678	—	6,565,678
Switzerland	17,518,083	27,296,184	—	44,814,267
Taiwan	—	23,797,144	—	23,797,144
United Kingdom	—	71,333,107	—	71,333,107
United States	24,577,267	—	—	24,577,267
Total Common Stocks	81,704,247	350,327,652	—	432,031,899
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia International Dividend Income Fund | Annual Report 2020

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $410,552,238)	$432,031,899
Foreign currency (cost $8,068,879)	8,068,879
Receivable for:
Investments sold	196,344,841
Capital shares sold	10,378
Dividends	1,639,351
Foreign tax reclaims	493,036
Expense reimbursement due from Investment Manager	4,233
Prepaid expenses	2,638
Trustees’ deferred compensation plan	210,514
Total assets	638,805,769
Liabilities
Due to custodian	5,775,533
Payable for:
Investments purchased	196,562,517
Capital shares purchased	394,465
Management services fees	27,968
Distribution and/or service fees	1,584
Transfer agent fees	44,699
Compensation of chief compliance officer	26
Other expenses	48,383
Trustees’ deferred compensation plan	210,514
Total liabilities	203,065,689
Net assets applicable to outstanding capital stock	$435,740,080
Represented by
Paid in capital	408,310,514
Total distributable earnings (loss)	27,429,566
Total - representing net assets applicable to outstanding capital stock	$435,740,080
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2020	13

Statement of Assets and Liabilities  (continued)
August 31, 2020
Class A
Net assets	$71,493,053
Shares outstanding	4,039,341
Net asset value per share	$17.70
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.78
Advisor Class
Net assets	$292,916
Shares outstanding	16,403
Net asset value per share	$17.86
Class C
Net assets	$1,099,611
Shares outstanding	66,630
Net asset value per share	$16.50
Institutional Class
Net assets	$325,492,759
Shares outstanding	18,323,027
Net asset value per share	$17.76
Institutional 2 Class
Net assets	$873,369
Shares outstanding	49,297
Net asset value per share	$17.72
Institutional 3 Class
Net assets	$36,384,079
Shares outstanding	2,049,983
Net asset value per share	$17.75
Class R
Net assets	$104,293
Shares outstanding	5,902
Net asset value per share	$17.67
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia International Dividend Income Fund | Annual Report 2020

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$16,121,907
Dividends — affiliated issuers	65,969
Foreign taxes withheld	(775,007)
Total income	15,412,869
Expenses:
Management services fees	3,566,817
Distribution and/or service fees
Class A	186,794
Class C	14,065
Class R	569
Transfer agent fees
Class A	213,205
Advisor Class	1,538
Class C	3,997
Institutional Class	965,383
Institutional 2 Class	772
Institutional 3 Class	3,652
Class R	325
Compensation of board members	19,085
Custodian fees	43,621
Printing and postage fees	77,333
Registration fees	106,497
Audit fees	67,907
Legal fees	11,792
Interest on interfund lending	18
Compensation of chief compliance officer	165
Other	17,820
Total expenses	5,301,355
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(546,019)
Expense reduction	(70,084)
Total net expenses	4,685,252
Net investment income	10,727,617
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,113,106
Investments — affiliated issuers	352
Foreign currency translations	(46,461)
Net realized gain	7,066,997
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(6,557,497)
Foreign currency translations	180,526
Foreign capital gains tax	1
Net change in unrealized appreciation (depreciation)	(6,376,970)
Net realized and unrealized gain	690,027
Net increase in net assets resulting from operations	$11,417,644
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment income	$10,727,617	$14,123,136
Net realized gain	7,066,997	5,467,420
Net change in unrealized appreciation (depreciation)	(6,376,970)	(21,106,206)
Net increase (decrease) in net assets resulting from operations	11,417,644	(1,515,650)
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,630,521)	(4,106,392)
Advisor Class	(27,431)	(49,857)
Class C	(42,613)	(109,117)
Institutional Class	(12,693,072)	(18,590,879)
Institutional 2 Class	(52,176)	(35,286)
Institutional 3 Class	(1,934,760)	(3,062,005)
Class R	(3,671)	(55,785)
Class T	—	(16)
Total distributions to shareholders	(17,384,244)	(26,009,337)
Decrease in net assets from capital stock activity	(43,164,296)	(45,761,542)
Total decrease in net assets	(49,130,896)	(73,286,529)
Net assets at beginning of year	484,870,976	558,157,505
Net assets at end of year	$435,740,080	$484,870,976
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia International Dividend Income Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	91,404	1,594,331	111,509	1,971,268
Distributions reinvested	140,599	2,386,621	219,091	3,734,517
Redemptions	(604,121)	(10,559,267)	(867,654)	(15,385,037)
Net decrease	(372,118)	(6,578,315)	(537,054)	(9,679,252)
Advisor Class
Subscriptions	10,117	187,462	7,898	138,814
Distributions reinvested	1,507	27,350	2,878	49,746
Redemptions	(52,146)	(992,662)	(13,940)	(250,895)
Net decrease	(40,522)	(777,850)	(3,164)	(62,335)
Class C
Subscriptions	7,191	123,503	10,742	179,331
Distributions reinvested	2,568	41,207	6,444	102,281
Redemptions	(47,653)	(769,934)	(98,038)	(1,620,218)
Net decrease	(37,894)	(605,224)	(80,852)	(1,338,606)
Institutional Class
Subscriptions	261,544	4,583,385	290,985	5,174,112
Distributions reinvested	727,161	12,362,461	1,058,880	18,141,803
Redemptions	(2,395,537)	(42,632,790)	(2,531,926)	(45,149,225)
Net decrease	(1,406,832)	(25,686,944)	(1,182,061)	(21,833,310)
Institutional 2 Class
Subscriptions	24,534	430,400	48,563	876,720
Distributions reinvested	3,080	52,093	2,040	35,172
Redemptions	(53,009)	(881,914)	(5,231)	(94,111)
Net increase (decrease)	(25,395)	(399,421)	45,372	817,781
Institutional 3 Class
Subscriptions	465,223	8,396,306	392,600	6,962,056
Distributions reinvested	115,222	1,934,132	179,538	3,061,275
Redemptions	(1,185,739)	(19,436,403)	(1,260,542)	(22,199,948)
Net decrease	(605,294)	(9,105,965)	(688,404)	(12,176,617)
Class R
Subscriptions	641	11,593	3,116	57,102
Distributions reinvested	217	3,671	3,343	55,785
Redemptions	(1,496)	(25,841)	(90,619)	(1,600,082)
Net decrease	(638)	(10,577)	(84,160)	(1,487,195)
Class T
Redemptions	—	—	(119)	(2,008)
Net decrease	—	—	(119)	(2,008)
Total net decrease	(2,488,693)	(43,164,296)	(2,530,442)	(45,761,542)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2020	$17.88	0.37	0.07	0.44	(0.42)	(0.20)	(0.62)
Year Ended 8/31/2019	$18.83	0.45	(0.54)	(0.09)	(0.49)	(0.37)	(0.86)
Year Ended 8/31/2018	$18.24	0.48	0.65	1.13	(0.54)	—	(0.54)
Year Ended 8/31/2017	$17.05	0.49	1.26	1.75	(0.56)	—	(0.56)
Year Ended 8/31/2016	$16.56	0.47	0.42	0.89	(0.40)	—	(0.40)
Advisor Class
Year Ended 8/31/2020	$18.04	0.40	0.08	0.48	(0.46)	(0.20)	(0.66)
Year Ended 8/31/2019	$18.99	0.51	(0.55)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.39	0.54	0.64	1.18	(0.58)	—	(0.58)
Year Ended 8/31/2017	$17.19	0.54	1.26	1.80	(0.60)	—	(0.60)
Year Ended 8/31/2016	$16.69	0.52	0.43	0.95	(0.45)	—	(0.45)
Class C
Year Ended 8/31/2020	$16.70	0.22	0.06	0.28	(0.28)	(0.20)	(0.48)
Year Ended 8/31/2019	$17.63	0.29	(0.49)	(0.20)	(0.36)	(0.37)	(0.73)
Year Ended 8/31/2018	$17.10	0.31	0.62	0.93	(0.40)	—	(0.40)
Year Ended 8/31/2017	$16.02	0.33	1.18	1.51	(0.43)	—	(0.43)
Year Ended 8/31/2016	$15.56	0.32	0.42	0.74	(0.28)	—	(0.28)
Institutional Class
Year Ended 8/31/2020	$17.95	0.41	0.06	0.47	(0.46)	(0.20)	(0.66)
Year Ended 8/31/2019	$18.90	0.50	(0.54)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.30	0.53	0.65	1.18	(0.58)	—	(0.58)
Year Ended 8/31/2017	$17.11	0.54	1.25	1.79	(0.60)	—	(0.60)
Year Ended 8/31/2016	$16.61	0.51	0.43	0.94	(0.44)	—	(0.44)
Institutional 2 Class
Year Ended 8/31/2020	$17.90	0.44	0.07	0.51	(0.49)	(0.20)	(0.69)
Year Ended 8/31/2019	$18.85	0.56	(0.58)	(0.02)	(0.56)	(0.37)	(0.93)
Year Ended 8/31/2018	$18.26	0.56	0.64	1.20	(0.61)	—	(0.61)
Year Ended 8/31/2017	$17.07	0.60	1.22	1.82	(0.63)	—	(0.63)
Year Ended 8/31/2016	$16.58	0.54	0.42	0.96	(0.47)	—	(0.47)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia International Dividend Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2020	$17.70	2.65%	1.38%(c)	1.24%(c),(d)	2.09%	91%	$71,493
Year Ended 8/31/2019	$17.88	(0.16%)	1.44%	1.25%	2.56%	56%	$78,887
Year Ended 8/31/2018	$18.83	6.21%	1.44%	1.26%(d)	2.52%	39%	$93,177
Year Ended 8/31/2017	$18.24	10.48%	1.46%(e)	1.29%(d),(e)	2.79%	43%	$100,146
Year Ended 8/31/2016	$17.05	5.51%	1.45%	1.30%(d)	2.85%	115%	$108,978
Advisor Class
Year Ended 8/31/2020	$17.86	2.90%	1.12%(c)	0.98%(c),(d)	2.16%	91%	$293
Year Ended 8/31/2019	$18.04	0.10%	1.19%	1.00%	2.84%	56%	$1,027
Year Ended 8/31/2018	$18.99	6.47%	1.19%	1.01%(d)	2.82%	39%	$1,141
Year Ended 8/31/2017	$18.39	10.73%	1.21%(e)	1.04%(d),(e)	3.08%	43%	$983
Year Ended 8/31/2016	$17.19	5.80%	1.20%	1.05%(d)	3.12%	115%	$853
Class C
Year Ended 8/31/2020	$16.50	1.83%	2.13%(c)	1.98%(c),(d)	1.30%	91%	$1,100
Year Ended 8/31/2019	$16.70	(0.86%)	2.19%	2.00%	1.72%	56%	$1,745
Year Ended 8/31/2018	$17.63	5.42%	2.19%	2.01%(d)	1.76%	39%	$3,268
Year Ended 8/31/2017	$17.10	9.60%	2.20%(e)	2.04%(d),(e)	2.03%	43%	$7,795
Year Ended 8/31/2016	$16.02	4.82%	2.20%	2.05%(d)	2.07%	115%	$10,164
Institutional Class
Year Ended 8/31/2020	$17.76	2.86%	1.13%(c)	0.99%(c),(d)	2.34%	91%	$325,493
Year Ended 8/31/2019	$17.95	0.10%	1.19%	1.00%	2.83%	56%	$354,127
Year Ended 8/31/2018	$18.90	6.51%	1.19%	1.01%(d)	2.78%	39%	$395,163
Year Ended 8/31/2017	$18.30	10.72%	1.21%(e)	1.04%(d),(e)	3.06%	43%	$417,705
Year Ended 8/31/2016	$17.11	5.82%	1.20%	1.05%(d)	3.10%	115%	$424,724
Institutional 2 Class
Year Ended 8/31/2020	$17.72	3.07%	0.90%(c)	0.86%(c)	2.49%	91%	$873
Year Ended 8/31/2019	$17.90	0.23%	0.91%	0.87%	3.13%	56%	$1,337
Year Ended 8/31/2018	$18.85	6.62%	0.91%	0.88%	2.93%	39%	$553
Year Ended 8/31/2017	$18.26	10.92%	0.91%	0.91%	3.37%	43%	$506
Year Ended 8/31/2016	$17.07	5.96%	0.88%	0.88%	3.26%	115%	$175
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2020	$17.94	0.45	0.06	0.51	(0.50)	(0.20)	(0.70)
Year Ended 8/31/2019	$18.89	0.51	(0.52)	(0.01)	(0.57)	(0.37)	(0.94)
Year Ended 8/31/2018	$18.29	0.57	0.65	1.22	(0.62)	—	(0.62)
Year Ended 8/31/2017	$17.10	0.68	1.15	1.83	(0.64)	—	(0.64)
Year Ended 8/31/2016	$16.60	0.53	0.45	0.98	(0.48)	—	(0.48)
Class R
Year Ended 8/31/2020	$17.85	0.32	0.07	0.39	(0.37)	(0.20)	(0.57)
Year Ended 8/31/2019	$18.80	0.25	(0.38)	(0.13)	(0.45)	(0.37)	(0.82)
Year Ended 8/31/2018	$18.21	0.43	0.65	1.08	(0.49)	—	(0.49)
Year Ended 8/31/2017	$17.03	0.45	1.24	1.69	(0.51)	—	(0.51)
Year Ended 8/31/2016	$16.53	0.42	0.44	0.86	(0.36)	—	(0.36)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of:

Class	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016
Class A	0.02%	—%	0.01%	0.02%	0.01%
Advisor Class	0.03%	—%	0.02%	0.02%	0.01%
Class C	0.02%	—%	0.02%	0.02%	0.01%
Institutional Class	0.02%	—%	0.02%	0.02%	0.01%
Class R	0.02%	—%	0.01%	0.02%	0.01%

(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia International Dividend Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2020	$17.75	3.07%	0.85%(c)	0.81%(c)	2.58%	91%	$36,384
Year Ended 8/31/2019	$17.94	0.29%	0.85%	0.81%	2.87%	56%	$47,630
Year Ended 8/31/2018	$18.89	6.72%	0.85%	0.82%	2.98%	39%	$63,148
Year Ended 8/31/2017	$18.29	10.95%	0.85%	0.85%	3.77%	43%	$64,718
Year Ended 8/31/2016	$17.10	6.07%	0.83%	0.83%	3.23%	115%	$790
Class R
Year Ended 8/31/2020	$17.67	2.37%	1.63%(c)	1.49%(c),(d)	1.84%	91%	$104
Year Ended 8/31/2019	$17.85	(0.41%)	1.70%	1.50%	1.41%	56%	$117
Year Ended 8/31/2018	$18.80	5.95%	1.69%	1.51%(d)	2.27%	39%	$1,705
Year Ended 8/31/2017	$18.21	10.16%	1.71%(e)	1.54%(d),(e)	2.57%	43%	$1,753
Year Ended 8/31/2016	$17.03	5.32%	1.70%	1.55%(d)	2.57%	115%	$1,533
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2020	21

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Columbia International Dividend Income Fund (formerly known as Columbia Global Dividend Opportunity Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective September 2, 2020, Columbia Global Dividend Opportunity was renamed Columbia International Dividend Income Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
22	Columbia International Dividend Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia International Dividend Income Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
August 31, 2020
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.77% of the Fund’s average daily net assets.
24	Columbia International Dividend Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia International Dividend Income Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
August 31, 2020
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.29
Advisor Class	0.28
Class C	0.28
Institutional Class	0.29
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.29
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $70,084.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	21,026
Class C	—	1.00(b)	322

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia International Dividend Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.25%	1.25%
Advisor Class	1.00	1.00
Class C	2.00	2.00
Institutional Class	1.00	1.00
Institutional 2 Class	0.86	0.87
Institutional 3 Class	0.81	0.81
Class R	1.50	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications, investments in partnerships and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(614,675)	615,892	(1,217)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
13,861,092	3,523,152	17,384,244	15,301,840	10,707,497	26,009,337
Columbia International Dividend Income Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
August 31, 2020
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	6,996,580	—	20,484,889
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
411,547,010	37,027,963	(16,543,074)	20,484,889
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $410,339,652 and $455,398,175, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
28	Columbia International Dividend Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The Fund’s activity in the Interfund Program during the year ended August 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	300,000	2.11	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a
Columbia International Dividend Income Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
August 31, 2020
more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. At a referendum in June 2016, the UK voted to leave the EU (commonly known as “Brexit”). After several extensions of the period for withdrawal negotiations, the UK and EU agreed on the terms of a withdrawal agreement, which was approved by the UK Parliament on January 22, 2020. The UK formally exited the EU on January 31, 2020. Under the withdrawal agreement, a “transition period” runs through December 31, 2020 that is intended to allow for negotiation and implementation of new trade and other cooperative agreements. The UK will remain in the EU’s single market and customs union during the transition period. There is a significant degree of uncertainty as to the outcome of these negotiations and the future and full impact of Brexit remain uncertain and could have additional adverse effects on economies, financial markets, currencies and asset valuations around the world. During this period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
30	Columbia International Dividend Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved changes to the Fund’s name, principal investment strategies, and comparative indices. As a result, effective September 2, 2020, the Fund’s name has been changed to Columbia International Dividend Income Fund, the Fund’s 80% investment policy was changed to require that at least 80% of the Fund’s net assets (including the amounts of any borrowings for investment purposes) be invested in income-producing (dividend-paying) equity securities of foreign companies, including securities of companies in emerging market countries and its comparative indices have been changed to the MSCI ACWI ex USA Index (Net) and the MSCI ACWI ex USA Value Index (Net).
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia International Dividend Income Fund | Annual Report 2020	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia International Dividend Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia International Dividend Income Fund (formerly known as Columbia Global Dividend Opportunity Fund) (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia International Dividend Income Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	61.42%	$8,789,599	$727,704	$0.03	$8,098,671	$0.33
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Columbia International Dividend Income Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
34	Columbia International Dividend Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Columbia International Dividend Income Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
36	Columbia International Dividend Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
Columbia International Dividend Income Fund | Annual Report 2020	37

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia International Dividend Income Fund (the Fund) (formerly, Columbia Global Dividend Opportunity Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
38	Columbia International Dividend Income Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was
Columbia International Dividend Income Fund | Annual Report 2020	39

Board Consideration and Approval of Management
Agreement  (continued)

competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the twenty-sixth, forty-seventh and eighty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the third and fourth quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the
40	Columbia International Dividend Income Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia International Dividend Income Fund | Annual Report 2020	41

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Columbia International Dividend Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN154_08_K01_(10/20)

Annual Report
August 31, 2020
Multi-Manager Total Return Bond Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Multi-Manager Total Return Bond Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Total Return Bond Strategies Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
Loomis, Sayles & Company, L.P.
Christopher Harms
Clifton Rowe, CFA
Daniel Conklin, CFA
PGIM, Inc.
Michael Collins, CFA
Robert Tipp, CFA
Richard Piccirillo
Gregory Peters
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle
Bryan Whalen, CFA
Voya Investment Management Co. LLC
Matthew Toms, CFA
Randall Parrish, CFA
David Goodson
Average annual total returns (%) (for the period ended August 31, 2020)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	6.77	4.35	3.58
Institutional 3 Class*	12/18/19	6.67	4.33	3.57
Bloomberg Barclays U.S. Aggregate Bond Index		6.47	4.33	3.44
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of a class include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Total Return Bond Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2020)
Asset-Backed Securities — Non-Agency	10.3
Commercial Mortgage-Backed Securities - Agency	1.6
Commercial Mortgage-Backed Securities - Non-Agency	6.4
Commercial Paper	0.1
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	32.2
Foreign Government Obligations	3.1
Inflation-Indexed Bonds	0.3
Money Market Funds	6.1
Municipal Bonds	0.5
Residential Mortgage-Backed Securities - Agency	17.5
Residential Mortgage-Backed Securities - Non-Agency	5.2
Senior Loans	0.2
Treasury Bills	5.7
U.S. Government & Agency Obligations	0.2
U.S. Treasury Obligations	10.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2020)
AAA rating	52.1
AA rating	4.4
A rating	11.3
BBB rating	20.7
BB rating	5.0
B rating	2.7
CCC rating	0.7
CC rating	0.3
C rating	0.0(a)
D rating	0.1
Not rated	2.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not Rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not Rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the

4	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Fund at a Glance   (continued)
considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	430.8	(530.8)	(100.0)
Total Notional Market Value of Derivative Contracts	430.8	(530.8)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
Multi-Manager Total Return Bond Strategies Fund is currently managed by four independent money management firms, and each invests a portion of the portfolio’s assets. As of August 31, 2020, TCW Investment Management Company LLC (TCW), Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM, Inc. (PGIM) and Voya Investment Management Co. LLC (Voya) managed approximately 27.0%, 21.1%, 26.7% and 25.2% of the portfolio, respectively.
For the 12-month period that ended August 31, 2020, the Fund’s Institutional shares returned 6.77%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.47% over the same period. The Fund’s performance can be attributed primarily to sector allocation, security selection and duration and yield curve positioning decisions.
Fixed-income markets gained amid heightened volatility
Following a stable several months, the second half of the annual period was dominated by the global outbreak of COVID-19, its economic impact and the resulting decline in risk sentiment around the globe. After generating sizable returns throughout the latter months of 2019, credit spreads widened sharply during the first quarter of 2020, as COVID-19 and the oil price shock led to acute declines across most spread, or non-government bond, sectors. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economic and financial markets, spreads subsequently tightened sharply but remained wide of their pre-pandemic levels.
Through the first months of the annual period, spread sectors benefited from accommodative central banks, low and range-bound interest rates and an extended, albeit slow, economic expansion. As 2019 progressed, the U.S. Federal Reserve (Fed) delivered a series of 25 basis point rate cuts. (A basis point is 1/100th of a percentage point.) The cuts came in response to slowing global economic growth, worsening trade conflicts between the U.S. and China and persistently below-target inflation rates. While U.S. gross domestic product (GDP) grew at an annualized rate of 2.1% in the fourth quarter of 2019 and consumer spending remained strong, the U.S. economy faced risk from weaker economic growth abroad, ongoing trade war uncertainties and global political risks.
At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out in a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the Phase One U.S.-China trade deal, a positive turn in the global tech cycle and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced, as possible upside came into view. But COVID-19 then hit headlines in late January. Financial markets witnessed a dramatic turn of events, perhaps best exemplified by a sharp drop in U.S. Treasury yields. Spreads in virtually every non-government bond fixed-income sector widened through much of March before tightening into quarter end following aggressive actions from the Fed. The Fed cut its targeted federal funds rate to near zero and also quickly deployed, and then moved beyond, its playbook from the 2008-2009 global financial crisis by re-opening its swap lines, unleashing unlimited quantitative easing purchases and injecting huge quantities of liquidity into the markets. For its part, the U.S. Congress approved a more than $2 trillion fiscal relief package to provide help for the unemployed, cash to many households and resources for small businesses.
Following a difficult first calendar quarter, spread sectors rebounded sharply through the remainder of the annual period, as the Fed’s unprecedented monetary responses significantly improved market liquidity. Risk-on sentiment drove spreads to tighten significantly during the last five months of the annual period, but most spread sectors remained wide at the end of August 2020 compared to where they had begun the annual period. Further, the U.S. economy sustained a historic contraction through the first half of 2020, with U.S. GDP declining at annualized rates of 5.0% and 32.9%, respectively, in the first and second quarters. In response, U.S. Treasury yields declined sharply during the annual period as a whole. All told, the yield on the 10-year U.S. Treasury fell from 1.50% to 0.72%. As yields in the short maturity segment of U.S. Treasury market fell to an even greater degree than they did at the longer term end, the U.S. Treasury yield curve steepened during the annual period.
Sector allocations, security selection and duration positioning drove Fund returns
TCW: Our portion of the Fund outperformed the benchmark during the annual period. Outperformance was driven by credit positioning, which was underweight in the earlier part of the annual period given what we viewed to be late-cycle dynamics. This underweight stance benefited relative returns as the COVID-19 pandemic crisis unfolded and spreads materially
6	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
widened. A conservative posture within the credit sector further rewarded relative results, as defensive segments, like health care and food & beverage, outperformed more market-sensitive market segments, like energy, cyclicals and non-U.S. sovereigns. Issue selection within the consumer non-cyclicals, communications and banking market segments also added value. During this risk-off phase, we took the opportunity to purchase long credits at what we viewed as attractive levels, which delivered another boost to returns. We then trimmed our portion of the Fund’s credit exposure to capture gains amid the remediation that began in the second quarter of 2020. Elsewhere, we increased our portion of the Fund’s allocation to agency mortgage-backed securities (MBS) at what we felt were favorable entry points in early 2020, as spreads gapped wider amid market volatility. Notwithstanding oversupply and prepayment concerns in the sector, this increased allocation benefited performance given the Fed’s massive purchases. As spreads subsequently tightened, we then reduced exposure to agency MBS, though it remained an overweight relative to the benchmark.
Overweights to other securitized product holdings, such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), overall detracted from our portion of the Fund’s results, as spreads ended the annual period wider despite improving from the liquidity crunch in March and with these sectors also sponsored by the Fed. In particular, non-agency CMBS trailed duration-matched U.S. Treasuries. Issue selection among ABS, including student loan ABS, was a further headwind. Within its corporate holdings, airlines, oilfield services and leisure credits detracted, particularly affected by changing demand patterns due to the COVID-19 outbreak. Finally, duration positioning was a slight headwind to relative performance, as our portion of the Fund had a shorter duration than that of the benchmark for most of the annual period, which hurt as interest rates fell.
Our portion of the Fund’s yield curve positioning had a rather neutral effect on relative results during the annual period, though our portion of the Fund ended August 2020 slightly underweight to five-year maturities, which was a slight drag on performance.
Loomis Sayles: Our portion of the Fund outperformed the benchmark, driven primarily by sector allocation decisions, as we repositioned into risk assets when valuations were temporarily wide. Security selection overall was also effective. We sought to minimize interest rate sensitivity relative to the benchmark by targeting duration within our portion of the Fund as neutral to that of the benchmark, and so the impact of our combined duration and yield curve positioning was rather neutral during the annual period.
More specifically, an overweight allocation to and industry and issue selection among corporate bonds contributed most positively to relative results. Partially offsetting these positive contributors was issue selection among securitized assets, both agency and non-agency, which detracted. Security selection among agency CMBS and collateralized mortgage obligations was a particular headwind for our portion of the Fund. These subsectors of the agency MBS market took time to recover following the initial shock of the pandemic crisis. Security selection among ABS as a whole had a neutral effect on results, as the consumer side of the sector added value while non-agency CMBS detracted.
PGIM: Our portion of the Fund closely matched the performance of the benchmark. Security selection, sector allocation and duration positioning contributed positively to relative results, virtually offset by yield curve positioning and trading, which detracted.
More specifically, overweighted allocations to high-yield and investment-grade corporate bonds added value as did an underweighted allocation to MBS. Security selection among U.S. Treasuries, emerging markets debt and high-yield corporate bonds were key positive contributors. Within credit, positioning in non-U.S. sovereign bonds and within the health care & pharmaceutical and electric utilities industries boosted performance most. Looking at specific issuers, an overweight to bonds issued by Argentina, an underweight to bonds issued by Occidental Petroleum and an overweight to bonds issued by Petroleos Mexicanos helped most.
Overweighted allocations to collateralized loan obligations (CLOs) and CMBS detracted. Security selection among CMBS and investment-grade corporate bonds also detracted. Within credit, positioning in the banking, gaming/lodging/leisure and aerospace & defense industries hurt most. From an individual security perspective, overweight positions in bonds issued by Citigroup, AMC Entertainment and Bombardier dampened results most. In addition, trading costs associated with significant outflows experienced at the height of the market turbulence in March 2020 detracted.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
Our portion of the Fund had a longer duration position than that of the benchmark, which helped as yields fell during the annual period. However, our portion of the Fund maintained a yield curve flattening bias, which hurt, as the differential in yields between two-year and 10-year maturities steepened during the annual period.
Voya: During the annual period, our portion of the Fund modestly outperformed the benchmark. Performance headwinds from duration and yield curve positioning were offset by a modest positive contribution from sector allocation and security selection decisions overall. The extraordinary volatility and market performance in the first quarter of 2020 dominated our portion of the Fund’s performance profile for the annual period overall.
Our portion of the Fund’s slightly shorter duration profile compared to that of the benchmark hurt, as U.S. Treasury yields moved aggressively lower during the annual period.
Contributing positively to our portion of the Fund’s relative performance were allocation decisions in the investment-grade corporate credit sector that included an overweight exposure overall and tactical additions after COVID-19-related volatility subsequently led to tightening corporate spreads. Our portion of the Fund’s allocation to U.S. Treasuries added value as well. Sector allocation decisions within the securitized sector had mixed results. An overweight to ABS proved additive. Exposure to agency MBS and allocations to CMBS and non-agency MBS detracted, suffering meaningful drawdowns in the first quarter of 2020.
Security selection decisions within the investment-grade and high-yield corporate bond sectors contributed positively to our portion of the Fund’s results. Such decisions included more defensive security selection through the first quarter of 2020 and a pivot to more aggressive security selection after market volatility created what we considered to be attractive opportunities. Security selection among more credit-sensitive non-agency CMBS detracted most. Security selection among MBS and CLOs also dampened relative results.
Shifting market conditions drove portfolio changes
The Fund’s portfolio turnover rate for the 12-month period was 184%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
TCW: We opportunistically adjusted our portion of the Fund’s duration during the annual period, moving to a slightly long position relative to the benchmark by the end of 2019, a position that we subsequently trimmed as U.S. Treasury yields rallied to historic lows. By the end of August 2020, our portion of the Fund’s duration was nearly six-tenths of a year short relative to the benchmark.
In terms of sector allocation, early 2020 market volatility provided an expanded opportunity set among spread products, in our view, and so our portion of the Fund sought to take advantage of attractive entry points to add exposures to high-quality sectors that had shown resilience or that we believed were likely to benefit from Fed support. For example, positioning shifts included a substantial increase to corporate credit exposure in the first quarter of 2020, with a focus on long-dated high quality, high conviction names with what we like to call “fortress balance sheets.” We subsequently trimmed this position at measurable gains toward the end of the annual period, with a particular underweight to cyclical industries. Within the securitized sector, our portion of the Fund added significantly to its agency MBS exposure in the first calendar quarter on weakness, then trimmed back as spreads remediated in the second quarter of 2020. Still, the sector remained attractive to us given Fed support, with what are known as TBAs, or to-be-announced MBS, relatively attractive compared to specified pools.
At the end of the annual period, our portion of the Fund remained committed to being guided by our views on valuations across the allocable sectors. Volatility early in 2020, coupled with defensive positioning, resulted in significant opportunistic additions in corporate bonds and agency MBS, though as markets remediated, risk was trimmed. Our portion of the Fund was again positioned with levels of liquidity to respond to rapidly changing market valuations. The allocation to corporate credit ended the annual period slightly underweight compared to the benchmark, with an ongoing emphasis on high conviction, high quality names and defensive sectors, like communications and non-cyclicals, while cyclicals continued to represent a relative underweight. A small position in high-yield credit was maintained, with expectations for this to be increased if valuations improve. Among securitized products, agency MBS remained a modest overweight given ongoing Fed
8	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
buying, while we continued to look for opportunities in deeply-discounted senior legacy non-agency MBS with solid, stable fundamentals and significant upside. CMBS exposure was modest at the end of the annual period, split between agency-backed and non-agency-backed issues. Finally, ABS exposure was largely comprised of government guaranteed student loans and AAA-rated CLOs at the end of the annual period.
Loomis Sayles: Our portion of the Fund went into the new calendar year with a declining risk position. Valuations were moving, in our view, toward expensive, and we concluded the best posture was to reduce risk, as market compensation had declined for holding risk assets. This positioning was maintained during the first quarter of 2020 as the COVID-19 pandemic took shape. The pandemic presented an opportunity, we believed, to re-risk the portfolio, as the crisis caused spreads in risk markets to increase dramatically and into recessionary levels. As a result, we sought to take advantage of improved valuations to add risk toward the end of the first calendar quarter and into the second quarter of 2020. We felt the opportunity set was most robust in corporate bonds, as this market continued to function throughout the crisis, and primary supply was abundant. We added to corporate bond positions until valuations had declined to where we determined the compensation was not high enough to warrant a large use of our portion of the Fund’s risk budget. While our emphasis was on corporate bonds, we also purchased securitized assets when those markets reopened. We preferred consumer-related ABS, like subprime auto securities, as we saw new issues in those areas as especially attractive during the second quarter. As spreads tightened through the second quarter and into the third quarter of 2020, we then reduced risk toward the lower end of our portion of the Fund’s risk budget. This rotation away from risk and then back into risk assets like corporate bonds as market conditions shifted positively impacted relative performance during the annual period.
At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in investment-grade corporate bonds, particularly the banking, consumer cyclical and technology industries. Our portion of the Fund was also overweight non-agency CMBS and ABS, the latter mostly in auto loans. Our portion of the Fund was underweight on a relative basis to U.S. Treasuries, MBS passthroughs and government-related securities, such as supranationals and sovereign bonds. We were targeting a neutral duration position at the end of the annual period.
PGIM: The main factors that drove changes in our portion of the Fund during the annual period were the global outbreak of COVID-19 and its resulting economic impact. As the shock to the markets amid the pandemic in the first quarter of 2020 caused spreads to widen across fixed-income sectors, we tactically increased risk within the portfolio toward the end of March 2020 where we saw value. It was quick Fed response to this crisis, prompting a record amount of investment-grade corporate issuance, that provided the opportunistic supply in what was otherwise a liquidity constrained market. This allowed us to capture the positive effects of spread tightening that was subsequently seen through the remainder of the annual period.
Also, the sharp decline in economic growth, unprecedented monetary stimulus and low inflation led us to further extend our portion of the Fund’s longer duration stance versus the benchmark and to maintain its yield curve flattening bias in anticipation of long-term rates declining. As mentioned earlier, duration positioning contributed positively to overall performance, while yield curve positioning hurt during the annual period.
At the end of the annual period, our portion of the Fund was underweight U.S. Treasuries and MBS and was overweight structured products, emerging markets debt and municipal bonds relative to the benchmark. Our portion of the Fund also had exposure to high-yield corporate bonds, which are not a component of the benchmark. Our portion of the Fund was rather neutrally weighted relative to the benchmark in the remaining components of the benchmark, most notably investment-grade corporate bonds. As of August 31, 2020, our portion of the Fund had a duration approximately two-thirds of a year longer than that of the benchmark.
Voya: The most significant changes we made within our portion of the Fund during the annual period were implemented in 2020. During the first quarter of 2020, we decreased our portion of the Fund’s holdings of agency MBS and increased exposure to high quality ABS and CMBS. We sold agency MBS after spreads tightened in favor of what we considered better long-term value in ABS and CMBS. We sold some CMBS as we sought to take advantage of the bounce in prices toward the end of the annual period. We also re-examined risk as it related to the pandemic and the commercial real estate landscape.
Also during the first quarter 2020 sell-off and into the second calendar quarter, we increased our portion of the Fund’s allocation to investment-grade corporate bonds. This proved especially prudent when spreads tightened after March. During this same time frame, we added high-yield corporate bonds to our portion of the Fund’s portfolio, having reduced exposure to
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	9

Manager Discussion of Fund Performance  (continued)
this sector in 2019. In adding to both investment-grade and high-yield corporate credit, we sought to take advantage of the extraordinary decline in these sectors caused by the pandemic. We felt more confident with the Fed stating it would add liquidity when needed. This included more quantitative easing, corporate bond purchase programs and cutting interest rates to near zero with the expectation it would maintain this low level of rates for a significant time span.
At the end of the annual period, our portion of the Fund was overweight AMS, CMBS, investment-grade corporate bonds, non-agency MBS and emerging markets debt relative to the benchmark. Our portion of the Fund also had exposure to high-yield corporate bonds, which are not a component of the benchmark. Our portion of the Fund was underweight U.S. Treasuries, agency MBS and government-related issues relative to the benchmark. As of August 31, 2020, our portion of the Fund had a neutral duration compared to that of the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,029.90	1,022.80	2.51	2.51	0.49
Institutional 3 Class	1,000.00	1,000.00	1,030.00	1,022.95	2.36	2.35	0.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	11

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 10.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Allegany Park CLO Ltd.(a),(b)
Series 2019-1A Class A
3-month USD LIBOR + 1.330% Floor 1.330% 01/20/2033	1.602%	3,870,000	3,865,677
Allegro CLO VII Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 06/13/2031	1.375%	7,500,000	7,379,272
American Credit Acceptance Receivables Trust(a)
Series 2019-4 Class C
12/12/2025	2.690%	3,060,000	3,115,781
Series 2020-2 Class B
09/13/2024	2.480%	850,000	868,611
AmeriCredit Automobile Receivables Trust
Series 2017-1 Class B
02/18/2022	2.300%	1,461	1,461
Series 2017-1 Class D
01/18/2023	3.130%	1,755,000	1,798,537
Series 2019-2 Class B
07/18/2024	2.540%	6,060,000	6,221,569
Series 2019-3 Class C
07/18/2025	2.320%	1,650,000	1,678,716
Series 2020-1 Class D
12/18/2025	1.800%	950,000	939,321
Series 2020-2 Class D
03/18/2026	2.130%	500,000	504,278
Subordinated Series 2016-3 Class C
04/08/2022	2.240%	2,770,010	2,760,238
Subordinated Series 2019-1 Class D
03/18/2025	3.620%	2,250,000	2,331,690
Subordinated Series 2019-3 Class D
09/18/2025	2.580%	1,450,000	1,468,070
Subordinated Series 2020-2 Class B
02/18/2026	0.970%	540,000	539,527
Anchorage Capital CLO 11 Ltd.(a),(b)
Series 2019-11A Class A
3-month USD LIBOR + 1.390% Floor 1.390% 07/22/2032	2.488%	11,000,000	11,010,780
Anchorage Capital CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.250% 10/13/2030	1.516%	5,250,000	5,242,430
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-9A Class AR
3-month USD LIBOR + 1.370% 07/15/2032	1.645%	13,000,000	13,004,485
Apidos CLO XXII(a),(b)
Series 2015-22A Class A1R
3-month USD LIBOR + 1.060% 04/20/2031	1.332%	6,400,000	6,328,141
Apidos CLO XXXII(a),(b)
Series 2019-32A Class A1
3-month USD LIBOR + 1.320% Floor 1.320% 01/20/2033	1.592%	3,000,000	3,002,490
Apidos CLO XXXIII(a),(b)
Series 2020-33A Class A
3-month USD LIBOR + 1.700% Floor 1.700% 07/24/2031	1.973%	1,450,000	1,454,436
Applebee’s Funding LLC/IHOP Funding LLC(a)
Series 2019-1A Class A2I
06/07/2049	4.194%	1,050,000	902,390
Series 2019-1A Class AII
06/07/2049	4.723%	500,000	423,764
Aqua Finance Trust(a)
Series 2020-AA Class A
07/17/2046	1.900%	2,200,000	2,198,885
ArrowMark Colorado Holdings(a),(b)
Series 2017-6A Class A1
3-month USD LIBOR + 1.280% 07/15/2029	1.555%	2,250,000	2,234,563
Atlas Senior Loan Fund Ltd.(a),(b)
Series 2017-8A Class A
3-month USD LIBOR + 1.300% 01/16/2030	1.571%	5,250,000	5,210,914
Atrium XII(a),(b)
Series 2012A Class AR
3-month USD LIBOR + 0.830% 04/22/2027	1.088%	14,830,635	14,749,704
Atrium XIII(a),(b)
Series 2013A Class A1
3-month USD LIBOR + 1.180% Floor 1.180% 11/21/2030	1.436%	2,500,000	2,489,553
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2016-1A Class A
06/20/2022	2.990%	2,800,000	2,822,903
Series 2016-2A Class A
11/20/2022	2.720%	6,700,000	6,796,946
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-2A Class A
03/20/2024	2.970%	750,000	761,736
Series 2020-1A Class A
08/20/2026	2.330%	115,000	115,467
Series 2020-2A Class A
02/20/2027	2.020%	1,600,000	1,604,541
Bain Capital Credit CLO Ltd.(a),(b)
Series 2019-3A Class A
3-month USD LIBOR + 1.340% Floor 1.340% 10/21/2032	1.611%	20,000,000	19,898,580
Ballyrock CLO Ltd.(a),(b)
Series 2019-1A Class A1
3-month USD LIBOR + 1.360% 07/15/2032	1.635%	15,000,000	14,954,040
Benefit Street Partners CLO XIX Ltd.(a),(b)
Series 2019-19A Class A
3-month USD LIBOR + 1.350% Floor 1.350% 01/15/2033	1.625%	4,500,000	4,492,143
Benefit Street Partners CLO XVIII Ltd.(a),(b)
Series 2019-18A Class A
3-month USD LIBOR + 1.340% 10/15/2032	1.615%	5,500,000	5,488,285
Benefit Street Partners CLO XXI Ltd.(a),(b)
Series 2020-21A Class A1
3-month USD LIBOR + 1.700% Floor 1.700% 07/15/2031	1.957%	10,000,000	10,022,420
Betony CLO 2 Ltd.(a),(b)
Series 2018-1A Class A1
3-month USD LIBOR + 1.080% 04/30/2031	1.348%	3,000,000	2,956,371
BlueMountain CLO Ltd.(a),(b)
Series 2012-2A Class AR2
3-month USD LIBOR + 1.050% Floor 1.050% 11/20/2028	1.303%	5,600,000	5,561,786
Series 2016-2A Class A1R
3-month USD LIBOR + 1.310% Floor 1.310% 08/20/2032	1.687%	7,000,000	6,945,505
Broad River BSL Funding CLO(a),(b)
Series 2020-1A Class A
3-month USD LIBOR + 1.850% Floor 1.850% 04/20/2029	2.061%	2,090,000	2,094,516
California Republic Auto Receivables Trust
Series 2017-1 Class A4
06/15/2022	2.280%	1,094,937	1,096,264
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	1.412%	2,231,000	2,205,553
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A1AR
3-month USD LIBOR + 1.100% Floor 1.100% 10/15/2030	1.375%	3,975,454	3,927,649
Series 2014-3RA Class A1A
3-month USD LIBOR + 1.050% 07/27/2031	1.295%	21,572,361	21,311,422
Carmax Auto Owner Trust
Series 2019-2 Class C
02/18/2025	3.160%	3,270,000	3,232,347
CBAM Ltd.(a),(b)
Series 2019-11A Class A1
3-month USD LIBOR + 1.360% Floor 1.360% 10/20/2032	1.632%	10,000,000	10,002,230
Chancelight, Inc.(a),(b)
Series 2012-2 Class A
1-month USD LIBOR + 0.730% 04/25/2039	0.905%	746,905	735,770
CIFC Funding Ltd.(a),(b)
Series 2015-3A Class AR
3-month USD LIBOR + 0.870% 04/19/2029	1.142%	6,000,000	5,933,172
Series 2017-5A Class A1
3-month USD LIBOR + 1.180% 11/16/2030	1.453%	3,000,000	2,978,472
Series 2018-1A Class A
3-month USD LIBOR + 1.000% 04/18/2031	1.272%	5,000,000	4,933,830
Series 2018-2A Class A1
3-month USD LIBOR + 1.040% 04/20/2031	1.312%	12,000,000	11,855,232
Series 2019-6A Class A1
3-month USD LIBOR + 1.330% Floor 1.330% 01/16/2033	1.601%	2,900,000	2,896,793
Series 2019-6A Class A2
3-month USD LIBOR + 1.750% Floor 1.750% 01/16/2033	2.021%	2,000,000	2,006,624
CIG Auto Receivables Trust(a)
Series 2017-1A
05/15/2023	2.710%	12,625	12,625

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIT Education Loan Trust(a),(b)
Series 2007-1 Class B
3-month USD LIBOR + 0.300% Floor 0.300% 06/25/2042	0.597%	608,230	548,250
CIT Mortgage Loan Trust(a),(b)
Series 2007-1 Class 1A
1-month USD LIBOR + 1.350% Floor 1.350% 10/25/2037	1.525%	5,697,413	5,703,454
CNH Equipment Trust
Series 2020-A Class A3
06/16/2025	1.160%	5,200,000	5,270,105
Commonbond Student Loan Trust(a)
Series 2018-CGS Class B
02/25/2046	4.250%	516,433	500,931
Series 2020-AGS Class A
08/25/2050	1.980%	3,013,001	3,067,186
CPS Auto Receivables Trust(a)
Series 2018-A Class C
12/15/2023	3.050%	479,585	475,962
Credit Acceptance Auto Loan Trust(a)
Series 2018-2A Class A
05/17/2027	3.470%	349,853	353,502
Series 2019-3A Class A
11/15/2028	2.380%	3,925,000	4,033,943
Series 2020-2A Class A
07/16/2029	1.370%	2,305,000	2,303,613
DB Master Finance LLC(a)
Series 2017-1A Class A2II
11/20/2047	4.030%	1,218,750	1,293,386
Series 2019-1A Class A23
05/20/2049	4.352%	1,188,000	1,291,445
Series 2019-1A Class A2II
05/20/2049	4.021%	643,500	680,189
Diamond Resorts Owner Trust(a)
Series 2018-1 Class A
01/21/2031	3.700%	1,979,644	2,007,034
Domino’s Pizza Master Issuer LLC(a)
Series 2017-1A Class A2II
07/25/2047	3.082%	1,069,750	1,078,918
Series 2018-1A Class A2I
07/25/2048	4.116%	1,470,000	1,563,801
Drive Auto Receivables Trust
Series 2019-3 Class B
02/15/2024	2.650%	4,010,000	4,083,414
Subordinated Series 2020-2 Class B
03/17/2025	1.420%	2,200,000	2,203,397
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Driven Brands Funding LLC(a)
Series 2019-1A Class A2
04/20/2049	4.641%	1,773,000	1,910,191
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR2
3-month USD LIBOR + 1.230% Floor 1.230% 04/15/2029	1.505%	4,998,467	4,989,340
Dryden 49 Senior Loan Fund(a),(b)
Series 2017-49A Class A
3-month USD LIBOR + 1.210% 07/18/2030	1.482%	3,150,000	3,138,342
Dryden 75 CLO Ltd.(a),(b)
Series 2019-75A Class AR
3-month USD LIBOR + 1.200% Floor 1.200% 07/15/2030	1.475%	4,000,000	3,983,684
Dryden CLO Ltd.(a),(b)
Series 2020-78A Class A
3-month USD LIBOR + 1.180% Floor 1.180% 04/17/2033	2.447%	5,000,000	4,976,650
DT Auto Owner Trust(a)
Series 2018-2A Class C
03/15/2024	3.670%	2,349,754	2,362,431
Series 2019-2A Class C
02/18/2025	3.180%	2,250,000	2,286,940
Series 2020-2A Class C
03/16/2026	3.280%	1,055,000	1,098,918
Subordinated Series 2019-1A Class C
11/15/2024	3.610%	2,490,000	2,511,606
Earnest Student Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 1.400% Floor 1.400% 01/25/2041	1.575%	115,305	114,213
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	0.975%	4,650,000	4,467,272
Educational Funding of the South, Inc.(b)
Series 2011-1 Class A2
3-month USD LIBOR + 0.650% Floor 0.650% 04/25/2035	0.895%	1,586,436	1,584,419
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% Floor 1.350% 03/25/2036	1.525%	2,320,017	2,287,163

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Elevation CLO Ltd.(a),(b)
Series 2017-7A Class A
3-month USD LIBOR + 1.220% 07/15/2030	1.495%	4,750,000	4,697,394
ELFI Graduate Loan Program LLC(a)
Series 2019-A Class A
03/25/2044	2.540%	2,052,523	2,031,581
Series 2019-A Class B
03/25/2044	2.940%	1,200,000	1,161,572
Ellington CLO II Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.700% Floor 1.700% 02/15/2029	1.980%	19,344,890	19,199,378
Exeter Automobile Receivables Trust(a)
Series 2019-2A Class B
05/15/2023	3.060%	695,000	701,787
Series 2020-1A Class B
04/15/2024	2.260%	1,190,000	1,191,598
Series 2020-2A Class A
08/15/2023	1.130%	3,395,716	3,405,834
Series 2020-2A Class C
05/15/2025	3.280%	1,400,000	1,447,278
Flagship Credit Auto Trust(a)
Series 2020-2 Class C
04/15/2026	3.800%	235,000	245,140
Subordinated Series 2018-2 Class B
05/15/2023	3.560%	3,869,000	3,942,440
Subordinated Series 2018-4 Class B
10/16/2023	3.880%	1,600,000	1,614,529
Subordinated Series 2020-1 Class B
02/17/2025	2.050%	1,445,000	1,432,510
Ford Credit Auto Owner Trust(a)
Series 2017-2 Class A
03/15/2029	2.360%	7,075,000	7,352,708
Series 2018-1 Class A
07/15/2031	3.190%	7,110,000	7,832,755
Ford Credit Floorplan Master Owner Trust
Series 2018-4 Class A
11/15/2030	4.060%	7,600,000	8,559,959
Galaxy XV CLO Ltd.(a),(b)
Series 2013-15A Class AR
3-month USD LIBOR + 1.200% 10/15/2030	1.475%	2,225,000	2,214,369
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	1,502,042	1,517,730
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GLS Auto Receivables Issuer Trust(a)
Series 2019-2A Class A
04/17/2023	3.060%	1,020,827	1,030,904
Subordinated Series 2018-3A Class B
08/15/2023	3.780%	3,705,000	3,772,323
Subordinated Series 2019-4A Class B
09/16/2024	2.780%	1,890,000	1,932,578
GM Financial Consumer Automobile Receivables Trust
Series 2020-2 Class A3
12/16/2024	1.490%	940,000	961,086
Goal Capital Funding Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.450% Floor 0.450% 08/25/2042	0.700%	778,360	712,144
Greenwood Park CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.010% 04/15/2031	1.285%	15,000,000	14,826,960
Greywolf CLO II Ltd.(a),(b)
Series 2017-1A Class A1R
3-month USD LIBOR + 1.230% 10/15/2029	1.505%	15,500,000	15,402,737
Greywolf CLO III Ltd.(a),(b)
Series 2020-3RA Class A1R
3-month USD LIBOR + 1.290% Floor 1.290% 04/15/2033	1.548%	6,500,000	6,439,101
Helios Issuer LLC(a)
Series 2020-AA Class A
06/20/2047	2.980%	1,370,865	1,410,035
Henderson Receivables LLC(a)
Series 2013-3A Class A
01/17/2073	4.080%	1,878,509	2,149,384
Series 2014-2A Class A
01/17/2073	3.610%	2,377,396	2,561,642
Higher Education Funding I(a),(b)
Series 2014-1 Class A
3-month USD LIBOR + 1.050% Floor 1.050% 05/25/2034	1.300%	3,073,253	3,073,250
JG Wentworth XLIII LLC(a)
Series 2019-1A Class A
08/17/2071	3.820%	1,225,429	1,362,997
Kayne CLO 7 Ltd.(a),(b)
Series 2020-7A Class A1
3-month USD LIBOR + 1.200% 04/17/2033	2.607%	5,000,000	4,942,845

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kayne CLO Ltd.(a),(b)
Series 2019-6A Class A1
3-month USD LIBOR + 1.380% Floor 1.380% 01/20/2033	1.652%	7,000,000	6,997,270
Series 2019-6A Class A2
3-month USD LIBOR + 1.850% Floor 1.850% 01/20/2033	2.122%	1,500,000	1,506,651
KVK CLO Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 0.930% 05/20/2029	1.183%	16,271,271	16,137,000
LCM XIII LP(a),(b)
Series 2013A Class ARR
3-month USD LIBOR + 1.140% 07/19/2027	1.412%	5,500,000	5,459,685
LCM XXIV Ltd.(a),(b)
Series 2024A Class A
3-month USD LIBOR + 1.310% Floor 1.310% 03/20/2030	1.582%	4,750,000	4,718,175
LCM XXV Ltd.(a),(b)
Series 2025A Class A
3-month USD LIBOR + 1.210% 07/20/2030	1.482%	1,643,000	1,627,097
Lendmark Funding Trust(a)
Series 2018-1A Class A
12/21/2026	3.810%	7,200,000	7,244,428
Series 2019-1A Class A
12/20/2027	3.000%	4,000,000	3,880,661
Series 2019-2A Class A
04/20/2028	2.780%	2,000,000	1,989,368
Loanpal Solar Loan Ltd.(a)
Series 2020-2GF Class A
07/20/2047	2.750%	2,113,587	2,161,325
Madison Park Funding XIX Ltd.(a),(b)
Series 2015-19A Class B1R2
3-month USD LIBOR + 1.850% Floor 1.850% 01/22/2028	2.108%	3,000,000	2,971,386
Madison Park Funding XXI Ltd.(a),(b)
Series 2019-21A Class A1AR
3-month USD LIBOR + 1.350% Floor 1.350% 10/15/2032	1.625%	3,500,000	3,501,561
Magnetite CLO Ltd.(a),(b)
Series 2020-26A Class A
3-month USD LIBOR + 1.750% 07/15/2030	1.949%	2,700,000	2,709,428
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magnetite XVII Ltd.(a),(b)
Series 2016-17A Class AR
3-month USD LIBOR + 1.100% 07/20/2031	1.372%	1,050,000	1,041,062
Mariner CLO 5 Ltd.(a),(b)
Series 2018-5A Class A
3-month USD LIBOR + 1.110% Floor 1.110% 04/25/2031	1.355%	5,500,000	5,455,445
Mariner Finance Issuance Trust(a)
Series 2019-AA Class A
07/20/2032	2.960%	1,300,000	1,318,831
Series 2020-AA Class A
08/21/2034	2.190%	1,000,000	998,208
Marlette Funding Trust(a)
Series 2019-3A Class B
09/17/2029	3.070%	2,050,000	2,057,002
Subordinated Series 2017-3A Class C
12/15/2024	4.010%	1,787,338	1,788,231
Subordinated Series 2018-4A Class C
12/15/2028	4.910%	1,000,000	1,000,917
Massachusetts Educational Financing Authority
Series 2018-A Class A
05/25/2033	3.850%	3,470,274	3,538,695
Merlin Aviation Holdings DAC(a)
Series 2016-1 Class A
12/15/2032	4.500%	726,733	627,706
MidOcean Credit CLO VIII(a),(b)
Series 2018-8A Class B
3-month USD LIBOR + 1.650% 02/20/2031	1.903%	6,600,000	6,366,334
MidOcean Credit CLO X(a),(b)
Series 2019-10A Class A1
3-month USD LIBOR + 1.390% Floor 1.390% 10/23/2032	1.646%	19,000,000	18,813,192
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class A
10/15/2040	5.787%	923,299	988,788
Mid-State Trust VII
Series 7 Class A (AMBAC)
12/15/2036	6.340%	889,140	935,831
Mill City Solar Loan Ltd.(a)
Series 2019-1A Class A
03/20/2043	4.340%	1,646,060	1,723,010
Series 2019-2GS Class A
07/20/2043	3.690%	1,763,005	1,838,604
Mosaic Solar Loan Trust(a)
Series 2019-1A Class A
12/21/2043	4.370%	1,903,467	2,027,361

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018-2GS Class B
02/22/2044	4.740%	2,247,414	2,287,303
Mosaic Solar Loans LLC(a)
Series 2017-2A Class A
06/22/2043	3.820%	995,547	1,043,226
Mountain View CLO LLC(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.210% 01/16/2031	1.481%	6,500,000	6,397,170
Navient Private Education Refi Loan Trust(a)
Series 2020-BA Class A2
01/15/2069	2.120%	2,280,000	2,316,551
Series 2020-DA Class A
05/15/2069	1.690%	2,595,598	2,627,053
Series 2020-FA Class A
07/15/2069	1.220%	2,700,000	2,702,519
Navient Student Loan Trust(b)
Series 2014-3 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	0.792%	5,275,342	4,823,424
Series 2014-4 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	0.792%	2,317,626	2,122,061
Navient Student Loan Trust(a),(b)
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	1.225%	13,281,000	13,214,736
Nelnet Student Loan Trust(a),(b)
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% Floor 0.950% 11/25/2048	1.125%	4,210,000	3,805,146
Neuberger Berman CLO XVII Ltd.(a),(b)
Series 2014-17A Class CR2
3-month USD LIBOR + 2.000% Floor 2.000% 04/22/2029	2.258%	2,000,000	1,981,132
Neuberger Berman CLO XVI-S Ltd.(a),(b)
Series 2017-16SA Class A
3-month USD LIBOR + 0.850% 01/15/2028	1.125%	6,454,521	6,416,607
Neuberger Berman Loan Advisers CLO 33 Ltd.(a),(b)
Series 2019-33A Class C
3-month USD LIBOR + 2.450% 10/16/2032	3.626%	2,000,000	1,999,974
NextGear Floorplan Master Owner Trust(a)
Series 2017-2A Class A2
10/17/2022	2.560%	595,000	596,467
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-1A Class A2
02/15/2023	3.220%	2,230,000	2,235,090
Subordinated Series 2020-1A Class A2
02/18/2025	1.550%	2,515,000	2,463,381
Ocean Trails CLO(a),(b)
Series 2020-8A Class A1
3-month USD LIBOR + 1.950% Floor 1.950% 07/15/2029	2.225%	5,000,000	5,004,230
OCP CLO Ltd.(a),(b)
Series 2020-19A Class A1
3-month USD LIBOR + 1.750% Floor 1.750% 07/20/2031	2.070%	1,000,000	1,002,662
Octagon Investment Partners 30 Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.320% 03/17/2030	1.592%	5,550,000	5,535,620
Octagon Investment Partners 48 Ltd.(a),(b),(c)
Series 2020-3A Class A
3-month USD LIBOR + 1.500% Floor 1.500% 10/20/2031	3.000%	4,000,000	4,000,000
OHA Loan Funding Ltd.(a),(b)
Subordinated Series 2019-1A Class A1R2
3-month USD LIBOR + 1.340% Floor 1.340% 11/15/2032	1.620%	4,500,000	4,490,298
OneMain Direct Auto Receivables Trust(a)
Series 2019-1A Class A
09/14/2027	3.630%	6,900,000	7,496,994
Subordinated Series 2017-2A Class D
10/15/2024	3.420%	1,200,000	1,201,845
Subordinated Series 2018-1A Class B
04/14/2025	3.710%	11,400,000	11,327,695
Subordinated Series 2019-1A Class B
11/14/2028	3.950%	1,500,000	1,577,459
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	13,075,000	13,278,457
Series 2020-2A Class A
09/14/2035	1.750%	3,300,000	3,299,340
Subordinated Series 2017-1A Class B
09/14/2032	2.790%	1,000,000	969,433
Subordinated Series 2017-1A Class C
09/14/2032	3.350%	800,000	772,127
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A
3-month USD LIBOR + 1.250% 10/22/2030	1.508%	13,820,688	13,715,789

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Palmer Square CLO Ltd.(a),(b)
Series 2014-1A Class A1R2
3-month USD LIBOR + 1.130% Floor 1.130% 01/17/2031	1.403%	8,000,000	7,943,960
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-2A Class B
3-month USD LIBOR + 2.250% Floor 2.250% 04/20/2028	2.522%	2,250,000	2,217,897
Palmer Square Ltd.(a),(b)
Series 2015-2A Class A1R2
3-month USD LIBOR + 1.100% 07/20/2030	1.372%	1,250,000	1,240,631
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.220% 11/14/2029	1.485%	6,000,000	5,974,848
Planet Fitness Master Issuer LLC(a)
Series 2018-1A Class A2II
09/05/2048	4.666%	3,959,475	3,945,189
Primose Funding LLC(a)
Series 2019-1A Class A2
07/30/2049	4.475%	1,488,750	1,542,702
Santander Consumer Auto Receivables Trust(a)
Series 2020-AA Class C
02/17/2026	3.710%	1,310,000	1,407,180
Santander Drive Auto Receivables Trust
Series 2019-3 Class C
10/15/2025	2.490%	850,000	861,266
Series 2020-2 Class B
11/15/2024	0.960%	1,090,000	1,091,678
Series 2020-2 Class D
09/15/2026	2.220%	700,000	711,840
Subordinated Series 2018-2 Class D
02/15/2024	3.880%	2,060,000	2,107,736
Subordinated Series 2018-5 Class C
12/16/2024	3.810%	4,660,000	4,734,874
Subordinated Series 2019-2 Class C
10/15/2024	2.900%	3,320,000	3,392,681
Subordinated Series 2019-2 Class D
07/15/2025	3.220%	1,750,000	1,792,098
Subordinated Series 2019-3 Class D
10/15/2025	2.680%	2,200,000	2,239,250
Subordinated Series 2020-1 Class B
11/15/2024	3.030%	2,300,000	2,378,524
Subordinated Series 2020-2 Class C
09/15/2025	1.460%	2,250,000	2,265,548
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Santander Retail Auto Lease Trust(a)
Series 2019-A Class B
05/22/2023	3.010%	1,500,000	1,482,275
SCF Equipment Leasing LLC(a)
Series 2018-1A Class A2
10/20/2024	3.630%	2,044,340	2,047,502
Shackleton VII CLO Ltd.(a),(b)
Series 2015-7RA Class A1
3-month USD LIBOR + 1.170% 07/15/2031	1.445%	10,250,000	10,114,495
Shackleton VR CLO Ltd.(a),(b)
Series 2014-5RA Class A
3-month USD LIBOR + 1.100% 05/07/2031	1.342%	11,000,000	10,827,476
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	358,020	356,150
S-Jets Ltd.(a)
Series 2017-1 Class A
08/15/2042	3.970%	1,823,235	1,629,040
SLM Student Loan Trust(a),(b)
Series 2004-3 Class A6A
3-month USD LIBOR + 0.550% Floor 0.550% 10/25/2064	0.795%	4,803,554	4,628,906
SLM Student Loan Trust(b)
Series 2008-2 Class A3
3-month USD LIBOR + 0.750% 04/25/2023	0.995%	3,543,273	3,329,915
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	1.445%	1,165,000	922,429
Series 2008-3 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 04/26/2083	1.445%	1,165,000	945,656
Series 2008-4 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 04/25/2073	2.095%	1,165,000	1,004,327
Series 2008-5 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/25/2073	2.095%	4,060,000	3,685,903
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	1.345%	5,198,206	4,939,407

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-6 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	2.095%	1,165,000	973,539
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	2.095%	1,165,000	1,024,795
Series 2008-8 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2075	2.495%	1,165,000	1,128,058
Series 2008-9 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2083	2.495%	1,165,000	1,110,948
Series 2012-2 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 01/25/2029	0.872%	5,909,468	5,554,904
Series 2012-7 Class A3
1-month USD LIBOR + 0.650% Floor 0.650% 05/26/2026	0.822%	2,873,315	2,674,524
SMB Private Education Loan Trust(a)
Series 2020-PTA Class A2A
09/15/2054	1.600%	4,000,000	4,028,492
SoFi Consumer Loan Program LLC(a)
Series 2017-3 Class B
05/25/2026	3.850%	2,800,000	2,855,709
SoFi Consumer Loan Program LLC(a),(d)
Subordinated Series 2017-4 Class B
05/26/2026	3.590%	1,325,000	1,334,874
SoFi Consumer Loan Program Trust(a)
Series 2018-2 Class A2
04/26/2027	3.350%	3,625,080	3,649,522
Series 2019-4 Class C
08/25/2028	2.840%	1,200,000	1,175,717
Series 2019-4 Class D
08/25/2028	3.480%	350,000	337,966
Subordinated Series 2019-1 Class D
02/25/2028	4.420%	4,000,000	4,010,338
Subordinated Series 2019-2 Class D
04/25/2028	4.200%	3,000,000	3,029,078
SoFi Professional Loan Program LLC(a)
Series 2016-B Class A2B
10/25/2032	2.740%	835,319	816,481
Series 2016-C Class A2B
12/27/2032	2.360%	532,730	530,026
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-A Class A2B
03/26/2040	2.400%	446,959	451,668
Series 2017-D Class A2FX
09/25/2040	2.650%	997,150	1,011,085
Series 2017-E Class A2B
11/26/2040	2.720%	193,899	196,726
Series 2018-A Class A2B
02/25/2042	2.950%	335,000	346,123
Series 2019-A Class BFX
06/15/2048	4.110%	2,500,000	2,613,687
Series 2019-C Class BFX
11/16/2048	3.050%	1,500,000	1,540,334
Subordinated Series 2018-B Class BFX
08/25/2047	3.830%	2,700,000	2,842,209
Subordinated Series 2019-B Class BFX
08/17/2048	3.730%	2,500,000	2,446,661
SoFi Professional Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	1.125%	121,523	121,523
SoFi Professional Loan Program Trust(a)
Subordinated Series 2020-B Class BFX
05/15/2046	2.730%	2,200,000	2,147,543
Sonic Capital LLC(a)
Series 2020-1A Class A2I
01/20/2050	3.845%	1,890,500	1,988,369
Sound Point CLO II Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.070% Floor 1.070% 01/26/2031	1.315%	6,000,000	5,910,084
Sound Point CLO XXV Ltd.(a),(b)
Series 2019-4A Class A1A
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2033	1.675%	1,490,000	1,485,879
Springleaf Funding Trust(a)
Series 2017-AA Class A
07/15/2030	2.680%	4,006,158	4,010,853
Subordinated Series 2017-AA Class B
07/15/2030	3.100%	600,000	601,499
Sunrun Athena Issuer LLC(a)
Series 2018-1 Class A
04/30/2049	5.310%	1,913,434	1,901,002
Sunrun Callisto Issuer LLC(a)
Series 2019-1A Class A
06/30/2054	3.980%	1,778,680	1,770,319

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
August 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Synchrony Credit Card Master Note Trust
Series 2017-2 Class A
10/15/2025	2.620%	5,400,000	5,607,886
TCW CLO Ltd.(a),(b)
Series 2019-2A Class A1A
3-month USD LIBOR + 1.340% Cap 1.340% 10/20/2032	1.612%	8,000,000	8,006,352
Telos CLO Ltd.(a),(b)
Series 2013-4A Class AR
3-month USD LIBOR + 1.240% 01/17/2030	1.513%	12,889,376	12,713,656
Tesla Auto Lease Trust(a)
Series 2018-B Class C
10/20/2021	4.360%	1,800,000	1,781,288
THL Credit Wind River CLO Ltd.(b)
Series 2016-1A Class CR
3-month USD LIBOR + 2.100% 07/15/2028	2.375%	3,350,000	3,257,945
TIAA CLO I Ltd.(a),(b)
Series 2016-1A Class AR
3-month USD LIBOR + 1.200% 07/20/2031	1.472%	6,750,000	6,663,701
TICP CLO I Ltd.(a),(b)
Series 2015-1A Class BR
3-month USD LIBOR + 1.300% 07/20/2027	1.572%	10,000,000	9,844,630
Toyota Auto Loan Extended Note Trust(a)
Series 2020-1A Class A
05/25/2033	1.350%	6,955,000	7,161,202
Trinitas CLO VII Ltd.(a),(b)
Series 2017-7A Class B
3-month USD LIBOR + 1.600% 01/25/2031	1.845%	9,000,000	8,757,306
Voya CLO Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% 10/15/2030	1.485%	7,469,179	7,413,152
Series 2016-1A Class A1R
3-month USD LIBOR + 1.070% Floor 1.007% 01/20/2031	1.342%	10,000,000	9,875,870
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% Floor 0.170% 04/25/2040	0.415%	7,509,427	7,170,125
Wendy’s Funding LLC(a)
Series 2018-1A Class A2II
03/15/2048	3.884%	975,000	1,027,757
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-1A Class A2I
06/15/2049	3.783%	3,381,000	3,580,261
Westlake Automobile Receivables Trust(a)
Series 2019-1A Class B
10/17/2022	3.260%	4,525,000	4,571,656
Series 2020-2A Class B
07/15/2025	1.320%	1,840,000	1,845,957
Series 2020-2A Class C
07/15/2025	2.010%	3,080,000	3,117,720
Subordinated Series 2019-2A Class B
07/15/2024	2.620%	6,300,000	6,403,246
Subordinated Series 2019-3A Class B
10/15/2024	2.410%	1,395,000	1,369,123
York CLO-4 Ltd.(a),(b)
Series 2016-2A Class A1R
3-month USD LIBOR + 1.090% 04/20/2032	1.362%	7,500,000	7,441,027
York CLO-6 Ltd.(a),(b)
Series 2019-1A Class A1
3-month USD LIBOR + 1.350% 07/22/2032	1.608%	7,000,000	6,968,066
Zais CLO 7 Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.290% 04/15/2030	1.565%	3,937,794	3,893,817
Zais CLO 8 Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 0.950% 04/15/2029	1.225%	5,384,785	5,219,392
Zais CLO 9 Ltd.(a),(b)
Series 2018-2A Class A
3-month USD LIBOR + 1.200% 07/20/2031	1.472%	12,792,494	12,541,377
Total Asset-Backed Securities — Non-Agency (Cost $1,005,779,807)			1,006,406,223

Commercial Mortgage-Backed Securities - Agency 1.6%

Federal Home Loan Mortgage Corp.(d)
01/01/2027	3.275%	2,878,563	3,220,147
08/01/2031	3.513%	2,719,521	3,128,062
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d),(e)
CMO Series K028 Class X1
02/25/2023	0.380%	117,159,597	629,581
CMO Series K055 Class X1
03/25/2026	1.497%	2,117,055	136,952
CMO Series K057 Class X1
07/25/2026	1.323%	2,487,260	146,125

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series K059 Class X1
09/25/2026	0.433%	7,290,333	122,400
CMO Series K060 Class X1
10/25/2026	0.195%	26,444,435	141,687
CMO Series K152 Class X1
01/25/2031	1.102%	4,224,801	323,333
CMO Series K718 Class X1
01/25/2022	0.723%	21,284,116	117,857
Series K069 Class X1
09/25/2027	0.491%	38,666,367	929,845
Series K091 Class X1
03/25/2029	0.704%	39,884,518	1,756,710
Series K095 Class X1
06/25/2029	1.082%	53,222,641	3,853,383
Series K728 Class X1
08/25/2024	0.529%	287,052,115	3,867,740
Series K729 Class X1
10/25/2024	0.490%	180,871,427	2,214,933
Series K735 Class X1
05/25/2026	1.102%	13,585,713	658,952
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K056 Class A2
05/25/2026	2.525%	6,137,000	6,703,715
Series K074 Class A2
01/25/2028	3.600%	8,660,000	10,202,178
Series K155 Class A3
04/25/2033	3.750%	6,935,000	8,576,779
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d)
Series K157 Class A3
08/25/2033	3.990%	6,145,000	7,763,413
Series K158 Class A3
10/25/2033	3.900%	4,385,000	5,498,251
Federal National Mortgage Association
03/01/2028	3.690%	4,050,240	4,672,760
02/01/2029	4.140%	6,312,118	7,254,762
06/01/2029	3.210%	10,500,000	12,195,552
09/01/2029	3.180%	14,365,000	16,576,225
12/01/2029	3.090%	2,920,496	3,363,400
11/01/2031	3.400%	1,500,000	1,788,221
10/01/2032	3.180%	5,916,298	6,782,541
01/01/2037	3.610%	4,318,294	5,061,963
11/01/2037	3.210%	7,010,044	8,235,367
04/01/2040	2.455%	3,495,000	3,728,826
Federal National Mortgage Association(d)
Series 2013-M6 Class 1AC
02/25/2043	3.548%	4,423,539	4,901,693
Government National Mortgage Association(d),(e)
CMO Series 2011-38 Class IO
04/16/2053	0.240%	4,214,655	101,015
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-162 Class IO
09/16/2046	0.303%	47,341,779	592,070
CMO Series 2014-134 Class IA
01/16/2055	0.509%	20,491,044	312,603
CMO Series 2015-101 Class IO
03/16/2052	0.618%	7,129,880	187,415
CMO Series 2015-114
03/15/2057	0.796%	3,119,368	129,374
CMO Series 2015-120 Class IO
03/16/2057	0.776%	13,374,589	561,302
CMO Series 2015-125 Class IB
01/16/2055	1.209%	48,448,828	2,213,423
CMO Series 2015-125 Class IO
07/16/2055	0.863%	29,200,299	1,099,245
CMO Series 2015-146 Class IC
07/16/2055	0.825%	29,899,522	1,127,009
CMO Series 2015-171 Class IO
11/16/2055	0.866%	9,787,611	465,376
CMO Series 2015-174 Class IO
11/16/2055	0.905%	38,206,511	1,751,853
CMO Series 2015-21 Class IO
07/16/2056	0.893%	8,602,843	374,200
CMO Series 2015-29 Class EI
09/16/2049	0.713%	18,162,527	684,175
CMO Series 2015-41 Class IO
09/16/2056	0.557%	4,388,182	148,659
CMO Series 2015-6 Class IO
02/16/2051	0.649%	11,210,504	406,445
CMO Series 2015-70 Class IO
12/16/2049	0.883%	14,444,037	515,895
CMO Series 2016-39 Class IO
01/16/2056	0.803%	6,063,973	273,422
Series 2014-101 Class IO
04/16/2056	0.815%	30,522,491	1,177,085
Series 2016-152 Class IO
08/15/2058	0.855%	18,368,847	1,096,192
Series 2017-168 Class IO
12/16/2059	0.627%	31,511,349	1,684,404
Series 2018-110 Class IA
11/16/2059	0.736%	43,417,253	2,277,165
Series 2018-2 Class IO
12/16/2059	0.744%	13,459,610	771,125
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.550% 03/20/2063	0.514%	482,269	481,188

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
August 31, 2020
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(d)
Series 2003-88 Class Z
03/16/2046	5.442%	150,026	161,231
Total Commercial Mortgage-Backed Securities - Agency (Cost $149,548,400)			153,145,224

Commercial Mortgage-Backed Securities - Non-Agency 6.7%

Arbor Multifamily Mortgage Securities Trust
Series 2020-MF1 Class A4
05/15/2053	2.495%	19,000,000	20,312,864
Banc of America Merrill Lynch Commercial Mortgage, Inc.(d),(e)
Series 2019-BN18 Class XA
05/15/2062	1.049%	60,321,692	3,907,929
BANK(d),(e)
Series 2017-BNK8 Class XA
11/15/2050	0.874%	32,359,429	1,405,927
BANK(a)
Subordinated Series 2017-BNK6 Class D
07/15/2060	3.100%	2,380,000	1,811,722
BBCMS Mortgage Trust(a),(d)
Series 2016-ETC Class D
08/14/2036	3.729%	2,790,000	2,094,829
BBCMS Mortgage Trust(d),(e)
Series 2018-C2 Class XA
12/15/2051	0.936%	61,723,285	3,319,762
BBCMS Mortgage Trust(a)
Subordinated Series 2016-ETC Class A
08/14/2036	2.937%	13,500,000	13,534,877
Subordinated Series 2016-ETC Class B
08/14/2036	3.189%	900,000	876,387
Subordinated Series 2016-ETC Class C
08/14/2036	3.391%	770,000	646,210
BB-UBS Trust(a)
Series 2012-TFT Class A
06/05/2030	2.892%	6,260,000	5,894,799
Benchmark Mortgage Trust(d),(e)
03/15/2053	1.542%	25,394,003	2,439,716
Series 2019-B10 Class XA
03/15/2062	1.392%	30,013,961	2,449,022
Benchmark Mortgage Trust
Series 2018-B2 Class A4
02/15/2051	3.615%	16,000,000	18,007,190
Benchmark Mortgage Trust(a)
Series 2020-B17 Class D
03/15/2053	2.250%	1,760,000	1,338,966
Benchmark Mortgage Trust(d)
Subordinated Series 2018-B8 Class C
01/15/2052	5.037%	3,000,000	2,884,811
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class D
1-month USD LIBOR + 1.450% Floor 1.450% 10/15/2036	1.612%	2,027,700	2,021,451
Series 2019-XL Class G
1-month USD LIBOR + 2.300% Floor 2.300% 10/15/2036	2.462%	3,156,415	3,106,701
Series 2019-XL Class J
1-month USD LIBOR + 2.650% Floor 2.650% 10/15/2036	2.812%	2,145,413	2,111,561
Series 2020-BXLP Class E
1-month USD LIBOR + 1.600% Floor 1.600% 12/15/2036	1.762%	1,498,628	1,477,048
Series 2020-BXLP Class F
1-month USD LIBOR + 2.000% Floor 2.000% 12/15/2036	2.162%	2,797,440	2,755,405
Series 2020-BXLP Class G
1-month USD LIBOR + 2.500% Floor 2.500% 12/15/2036	2.662%	3,931,402	3,853,311
BX Trust(a),(b)
Series 2019-CALM Class E
1-month USD LIBOR + 2.000% Floor 2.000% 11/25/2032	2.162%	3,500,000	3,300,853
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,115,000	1,173,841
BXP Trust(a),(d)
Subordinated Series 2017-GM Class D
06/13/2039	3.539%	2,500,000	2,631,729
CALI Mortgage Trust(a)
Series 2019-101C Class A
03/10/2039	3.957%	2,380,000	2,737,299
Cantor Commercial Real Estate Lending
Series 2019-CF2 Class A5
11/15/2052	2.874%	2,100,000	2,293,202
Series 2019-CF3 Class A3
01/15/2053	2.752%	16,100,000	17,558,309
Cantor Commercial Real Estate Lending(d),(e)
Series 2019-CF2 Class XA
11/15/2052	1.373%	47,046,475	3,957,926
CD Mortgage Trust
Series 2016-CD1 Class A3
08/10/2049	2.459%	17,000,000	17,914,763

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-CD6 Class A3
11/13/2050	3.104%	10,000,000	10,426,635
Series 2017-CD6 Class A4
11/13/2050	3.190%	20,000,000	21,701,272
CD Mortgage Trust(d),(e)
Series 2019-CD8 Class XA
08/15/2057	1.553%	69,332,656	7,191,578
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A4
05/10/2058	3.283%	5,900,000	6,428,149
CFCRE Commercial Mortgage Trust(d),(e)
Series 2016-C4 Class XA
05/10/2058	1.853%	62,293,883	4,580,058
CGDB Commercial Mortgage Trust(a),(b)
Series 2019-MOB Class E
1-month USD LIBOR + 2.000% Floor 2.000% 11/15/2036	2.162%	3,790,000	3,581,082
Citigroup Commercial Mortgage Trust
Series 2015-GC35 Class A3
11/10/2048	3.549%	10,000,000	10,996,924
Series 2019-C7 Class A4
12/15/2072	3.102%	3,985,000	4,487,583
Series 2019-GC43 Class A3
11/10/2052	2.782%	10,000,000	10,841,291
Series 2019-GC43 Class A4
11/10/2052	3.038%	2,050,000	2,299,832
Citigroup Commercial Mortgage Trust(a)
Series 2020-555 Class A
12/10/2041	2.647%	14,926,000	15,857,688
Subordinated Series 2016-C2 Class E
08/10/2049	4.594%	2,420,000	1,409,313
Citigroup Commercial Mortgage Trust(d)
Subordinated Series 2016-P5 Class C
10/10/2049	4.318%	2,610,000	2,398,863
Citigroup Commercial Mortgage Trust(a),(d)
Subordinated Series 2018-C6 Class D
11/10/2051	5.066%	1,240,000	1,118,552
CityLine Commercial Mortgage Trust(a),(d)
Subordinated Series 2016-CLNE Class B
11/10/2031	2.871%	3,600,000	3,636,716
Subordinated Series 2016-CLNE Class C
11/10/2031	2.871%	1,350,000	1,334,851
COMM Mortgage Trust(a)
Series 2013-CR7 Class AM
03/10/2046	3.314%	4,250,000	4,448,577
COMM Mortgage Trust
Series 2013-CR8 Class A4
06/10/2046	3.334%	1,436,463	1,498,993
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COMM Mortgage Trust(a),(d)
Series 2020-CBM Class F
02/10/2037	3.754%	2,513,000	2,197,921
Subordinated Series 2013-CR10 Class E
08/10/2046	4.949%	1,220,000	1,021,020
Subordinated Series 2013-CR7 Class D
03/10/2046	4.540%	8,575,000	5,748,016
Commercial Mortgage Pass-Through Certificates(a)
Series 2012-LTRT Class A2
10/05/2030	3.400%	3,793,000	3,685,435
Commercial Mortgage Trust
Series 2013-CR13 Class A3
11/12/2046	3.928%	2,651,784	2,872,152
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,165,000	1,271,604
Series 2014-UBS4 Class A5
08/10/2047	3.694%	5,000,000	5,421,513
Series 2014-UBS6 Class A4
12/10/2047	3.378%	3,605,000	3,880,237
Series 2015-CR26 Class A4
10/10/2048	3.630%	1,600,000	1,783,087
Series 2015-DC1 Class A5
02/10/2048	3.350%	790,000	852,098
Series 2015-LC19 Class A4
02/10/2048	3.183%	835,000	904,118
Series 2015-PC1 Class A5
07/10/2050	3.902%	2,755,000	3,061,511
Series 2016-COR1 Class A3
10/10/2049	2.826%	8,500,000	9,045,091
Series 2016-DC2 Class A5
02/10/2049	3.765%	4,832,000	5,398,313
Commercial Mortgage Trust(d)
Series 2013-CR9 Class A4
07/10/2045	4.362%	2,427,625	2,604,000
Commercial Mortgage Trust(a),(d)
Series 2016-667M Class C
10/10/2036	3.285%	6,770,000	6,891,878
CoreVest American Finance Trust(a)
Series 2017-1 Class A
10/15/2049	2.968%	1,479,052	1,499,829
Credit Suisse Mortgage Capital Certificates(a),(b)
Series 2019-ICE4 Class F
1-month USD LIBOR + 2.650% Floor 2.650% 05/15/2036	2.812%	3,530,000	3,441,773
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	13,780,000	13,791,907

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
August 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSAIL Commercial Mortgage Trust(d)
Series 2017-CX9 Class A5
09/15/2050	3.446%	3,270,000	3,643,305
Subordinated Series 2017-C8 Class C
06/15/2050	4.461%	3,960,000	3,610,224
CSAIL Commercial Mortgage Trust
Series 2018-CX11 Class A5
04/15/2051	4.033%	5,940,000	6,838,851
Series 2019-C18 Class A4
12/15/2052	2.968%	3,345,000	3,684,441
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class E
1-month USD LIBOR + 1.700% Floor 1.700% 05/15/2035	1.862%	2,784,417	2,650,295
Series 2018-BIOD Class F
1-month USD LIBOR + 2.000% Floor 2.000% 05/15/2035	2.162%	10,952,040	10,205,639
DBJPM Mortgage Trust(a)
Series 2016-SFC Class A
08/10/2036	2.833%	3,000,000	2,911,614
DBJPM Mortgage Trust(d),(e)
Series 2020-C9 Class XA
09/15/2053	1.832%	46,493,000	5,361,466
DBUBS Mortgage Trust(a)
Series 2017-BRBK Class A
10/10/2034	3.452%	2,800,000	2,994,489
DBUBS Mortgage Trust(a),(d)
Subordinated Series 2011-LC2A Class E
07/10/2044	5.670%	1,900,000	1,525,547
DBUBS Mortgage Trust(a),(b)
Subordinated Series 2011-LC2A Class F
1-month USD LIBOR + 3.650% Floor 3.650%, Cap 4.000% 07/10/2044	3.805%	3,300,000	2,464,618
DBWF Mortgage Trust(a),(d)
Series 2016-85T Class D
12/10/2036	3.935%	2,000,000	1,968,433
Series 2016-85T Class E
12/10/2036	3.935%	2,000,000	1,914,111
Fontainebleau Miami Beach Trust(a)
Series 2019-FBLU Class F
12/10/2036	4.095%	1,240,000	1,123,545
GS Mortgage Securities Trust
Series 2016-GS2 Class A3
05/10/2049	2.791%	4,500,000	4,792,347
Series 2017-GS7 Class A3
08/10/2050	3.167%	10,000,000	10,979,712
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-GS8 Class A3
11/10/2050	3.205%	20,000,000	22,166,034
Series 2019-GC38 Class A4
02/10/2052	3.968%	1,780,000	2,087,468
Series 2019-GSA1 Class A4
11/10/2052	3.048%	3,240,000	3,604,195
Series 2020-GC45 Class A5
02/13/2053	2.911%	1,810,000	2,009,181
GS Mortgage Securities Trust(a),(d)
Subordinated Series 2019-GC40 Class DBD
07/10/2052	3.668%	4,090,000	3,861,445
Subordinated Series 2019-GC40 Class DBE
07/10/2052	3.668%	3,132,000	2,832,908
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,160,000	2,426,712
Hudsons Bay Simon JV Trust(a)
Series 2015-HB10 Class A10
08/05/2034	4.155%	1,820,000	1,447,263
Series 2015-HB7 Class A7
08/05/2034	3.914%	2,520,000	2,259,540
IMT Trust(a)
Series 2017-APTS Class AFX
06/15/2034	3.478%	5,410,000	5,754,486
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	3,430,000	3,702,266
Series 2014-C26 Class A3
01/15/2048	3.231%	342,490	365,307
JPMBB Commercial Mortgage Securities Trust(a),(d)
Series 2013-C17 Class F
01/15/2047	3.867%	1,840,000	1,304,285
JPMCC Commercial Mortgage Securities Trust
Series 2019-COR4 Class A5
03/10/2052	4.029%	3,870,000	4,567,864
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4 Class A2
12/15/2049	2.882%	8,500,000	9,225,498
Series 2019-COR6 Class A4
11/13/2052	3.057%	6,110,000	6,815,593
Subordinated Series 2019-COR6 Class A3
11/13/2052	2.795%	7,500,000	8,217,947
JPMorgan Chase Commercial Mortgage Securities Trust(a),(d)
Series 2011-C5 Class E
08/15/2046	4.000%	1,611,000	1,164,723
Series 2016-NINE Class A
09/06/2038	2.949%	3,235,000	3,489,840

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C13 Class A4
01/15/2046	3.991%	3,937,120	4,223,598
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	2,110,000	2,399,116
JPMorgan Chase Commercial Mortgage Securities Trust(d)
Subordinated Series 2014-C20 Class B
07/15/2047	4.399%	2,000,000	2,073,525
Ladder Capital Commercial Mortgage(a)
Series 2017-LC26 Class A4
07/12/2050	3.551%	4,500,000	4,977,441
LSTAR Commercial Mortgage Trust(a),(d)
Series 2015-3 Class D
04/20/2048	3.360%	2,000,000	1,518,032
LSTAR Commercial Mortgage Trust(a)
Series 2017-5 Class A4
03/10/2050	3.390%	800,000	853,383
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	2,850,000	3,085,207
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	1,885,000	2,031,861
Series 2015-C21 Class A3
03/15/2048	3.077%	502,395	534,910
Series 2016-C29 Class ASB
05/15/2049	3.140%	1,000,000	1,053,384
Morgan Stanley Bank of America Merrill Lynch Trust(a),(d)
Subordinated Series 2013-C13 Class E
11/15/2046	5.067%	1,000,000	647,982
Morgan Stanley Bank of America Merrill Lynch Trust(a)
Subordinated Series 2014-C18 Class D
10/15/2047	3.389%	5,670,000	4,609,767
Morgan Stanley Bank of America Merrill Lynch Trust(d)
Subordinated Series 2017-C34 Class C
11/15/2052	4.324%	2,840,000	2,690,700
Morgan Stanley Capital I Trust
Series 2016-UB11 Class A3
08/15/2049	2.531%	8,500,000	8,993,055
Series 2019-H6 Class A4
06/15/2052	3.417%	2,324,000	2,652,426
Morgan Stanley Capital I Trust(a),(d)
Subordinated Series 2016-BNK2 Class E
11/15/2049	4.033%	1,870,000	1,105,455
Morgan Stanley Capital I Trust(d)
Subordinated Series 2017-HR2 Class C
12/15/2050	4.366%	2,750,000	2,723,825
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MRCD Mortgage Trust(a)
Series 2019-PARK Class E
12/15/2036	2.718%	1,850,000	1,733,695
Series 2019-PARK Class F
12/15/2036	2.718%	867,000	798,142
Natixis Commercial Mortgage Securities Trust(a)
Series 2020-2PAC Class A
01/15/2025	2.966%	2,300,000	2,377,530
Prima Capital CRE Securitization Ltd.(a)
Series 2019-RK1 Class BD
04/15/2038	3.500%	5,180,000	4,833,461
Series 2019-RK1 Class DD
04/15/2038	3.500%	240,000	207,828
Subordinated Series 2019-RK1 Class CD
04/15/2038	3.500%	4,040,000	3,693,928
RBS Commercial Funding, Inc., Trust(a),(d)
Series 2013-GSP Class A
01/15/2032	3.961%	2,420,000	2,456,471
SG Commercial Mortgage Securities Trust
Series 2016-C5 Class A4
10/10/2048	3.055%	5,120,000	5,485,472
SG Commercial Mortgage Securities Trust(a),(d)
Series 2020-COVE Class E
03/15/2037	3.852%	6,680,000	6,050,039
Starwood Retail Property Trust(a),(b)
Series 2014-STAR Class A
1-month USD LIBOR + 1.220% Floor 1.220% 11/15/2027	1.632%	2,461,743	1,723,761
UBS Commercial Mortgage Trust
Series 2018-C10 Class A3
05/15/2051	4.048%	5,500,000	6,390,533
Series 2019-C17 Class A4
10/15/2052	2.921%	2,190,000	2,414,875
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	2,583,582	2,675,235
Series 2013-C5 Class A4
03/10/2046	3.185%	2,740,000	2,846,659
Series 2013-C6 Class A4
04/10/2046	3.244%	1,935,000	2,020,568
UBS-Barclays Commercial Mortgage Trust(a),(d)
Series 2012-C4 Class E
12/10/2045	4.620%	2,270,000	979,399
Subordinated Series 2012-C4 Class D
12/10/2045	4.620%	1,330,000	683,242
Subordinated Series 2013-C5 Class C
03/10/2046	4.235%	5,000,000	4,713,522

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
August 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20 Class A4
04/15/2050	2.925%	1,965,000	2,079,084
Series 2018-C44 Class A5
05/15/2051	4.212%	2,700,000	3,192,524
Series 2018-C45 Class A3
06/15/2051	3.920%	20,000,000	23,072,216
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2018-BXI Class F
1-month USD LIBOR + 2.457% Floor 2.457% 12/15/2036	2.619%	4,691,529	4,212,457
WF-RBS Commercial Mortgage Trust
Series 2014-C24 Class A3
11/15/2047	3.428%	793,614	810,471
WF-RBS Commercial Mortgage Trust(a),(d)
Subordinated Series 2014-LC14 Class D
03/15/2047	4.586%	4,350,000	3,580,065
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $617,346,538)			626,603,906

Commercial Paper 0.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Automotive 0.1%
Ford Motor Credit Co. LLC(a)
10/08/2020	3.800%	6,000,000	5,976,348
Total Commercial Paper (Cost $5,980,883)			5,976,348

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Entertainment 0.0%
AMC Entertainment Holdings, Inc., Class A	14,900	87,612
Total Communication Services		87,612
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Prairie Provident Resources, Inc.(f),(g)	1,728	27
Total Energy		27
Total Common Stocks (Cost $7,496)		87,639
Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.0%
Digicel Group 0.5 Ltd.(a),(h)
Subordinated
12/30/2049	7.000%	15,476	1,857
Total Convertible Bonds (Cost $1,083)			1,857

Corporate Bonds & Notes 33.4%

Aerospace & Defense 0.3%
Airbus Finance BV(a)
04/17/2023	2.700%	1,548,000	1,618,492
BAE Systems PLC(a)
04/15/2030	3.400%	1,080,000	1,213,260
Boeing Co. (The)
05/01/2025	4.875%	608,000	661,783
11/01/2048	3.850%	302,000	268,705
05/01/2050	5.805%	332,000	398,390
08/01/2059	3.950%	3,500,000	3,235,466
Bombardier, Inc.(a)
12/01/2021	8.750%	930,000	893,651
12/01/2024	7.500%	2,850,000	2,157,984
03/15/2025	7.500%	3,275,000	2,444,169
04/15/2027	7.875%	2,575,000	1,868,753
Embraer Netherlands Finance BV
06/15/2025	5.050%	780,000	744,449
General Dynamics Corp.
04/01/2040	4.250%	1,917,000	2,420,217
Huntington Ingalls Industries Inc.(a)
05/01/2030	4.200%	665,000	763,880
Lockheed Martin Corp.
12/15/2042	4.070%	365,000	461,492
06/15/2050	2.800%	656,000	693,309
Northrop Grumman Corp.
10/15/2047	4.030%	435,000	532,618
05/01/2050	5.250%	595,000	858,063
Raytheon Technologies Corp.(a)
03/15/2027	3.500%	1,341,000	1,518,475
Raytheon Technologies Corp.
07/01/2050	3.125%	376,000	404,471
Textron, Inc.
03/01/2024	4.300%	690,000	749,563
03/01/2025	3.875%	300,000	325,009
06/01/2030	3.000%	820,000	859,531
TransDigm, Inc.
05/15/2025	6.500%	175,000	176,061

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp.
08/16/2023	3.650%	51,000	55,364
05/01/2035	5.400%	128,000	175,415
07/15/2038	6.125%	120,000	175,315
11/16/2038	4.450%	128,000	157,849
06/01/2042	4.500%	1,752,000	2,222,416
05/04/2047	4.050%	560,000	677,346
Total			28,731,496
Airlines 0.3%
Alaska Airlines Pass-Through Trust(a)
Series 2020-1 Class A
02/15/2029	4.800%	1,048,000	1,091,490
American Airlines Pass-Through Trust
01/15/2023	4.950%	464,900	371,366
Series 2016-2 Class AA
06/15/2028	3.200%	862,784	803,379
Continental Airlines Pass-Through Trust
04/19/2022	5.983%	2,346,591	2,217,871
10/29/2024	4.000%	1,686,272	1,567,744
Delta Air Lines Pass-Through Trust
01/02/2023	6.718%	2,209,495	2,143,264
06/10/2028	2.000%	6,933,000	6,717,908
06/10/2028	2.500%	1,242,000	1,095,143
Delta Air Lines, Inc.
10/28/2024	2.900%	3,115,000	2,854,812
Southwest Airlines Co.
06/15/2027	5.125%	6,250,000	6,772,253
U.S. Airways Pass-Through Trust
10/01/2024	5.900%	441,061	409,317
06/03/2025	4.625%	2,469,901	1,977,414
United Airlines, Inc. Pass-Through Trust
Series 2016-1 Class AA
07/07/2028	3.100%	2,649,675	2,563,976
Total			30,585,937
Apartment REIT 0.1%
AvalonBay Communities, Inc.
01/15/2031	2.450%	550,000	588,362
Camden Property Trust
05/15/2030	2.800%	337,000	369,539
ERP Operating LP
02/15/2030	2.500%	624,000	671,242
Essex Portfolio LP
05/01/2023	3.250%	514,000	542,962
01/15/2030	3.000%	1,235,000	1,339,593
03/15/2032	2.650%	1,185,000	1,258,683
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UDR, Inc.
08/15/2031	3.000%	1,724,000	1,891,083
08/01/2032	2.100%	746,000	749,361
Total			7,410,825
Automotive 1.4%
Adient Global Holdings Ltd.(a)
08/15/2026	4.875%	2,700,000	2,529,255
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	2,250,000	2,299,370
04/01/2027	6.500%	900,000	926,149
American Honda Finance Corp.
10/10/2023	3.625%	2,375,000	2,592,071
09/10/2024	2.150%	1,250,000	1,317,949
BMW US Capital LLC(a),(b)
3-month USD LIBOR + 0.410% 04/12/2021	0.676%	1,030,000	1,031,025
BMW US Capital LLC(a)
04/12/2021	3.100%	1,370,000	1,391,973
04/12/2023	3.450%	1,623,000	1,734,044
Cooper-Standard Automotive, Inc.(a)
11/15/2026	5.625%	2,225,000	1,244,272
Cummins, Inc.
09/01/2050	2.600%	700,000	692,544
Daimler Finance North America LLC(a)
02/12/2021	2.300%	1,126,000	1,131,213
05/04/2021	3.350%	3,555,000	3,617,590
03/10/2025	2.125%	1,275,000	1,321,424
Daimler Finance North America LLC(a),(b)
3-month USD LIBOR + 0.900% 02/15/2022	1.180%	2,000,000	2,003,503
Dana Financing Luxembourg SARL(a)
06/01/2026	6.500%	5,000	5,269
Dana, Inc.
11/15/2027	5.375%	685,000	724,520
06/15/2028	5.625%	1,000,000	1,057,006
Delphi Technologies PLC(a)
10/01/2025	5.000%	126,000	144,400
Ford Motor Co.
02/01/2029	6.375%	740,000	776,577
Ford Motor Credit Co. LLC
11/02/2020	2.343%	6,990,000	6,999,133
02/01/2021	5.750%	2,435,000	2,463,132
03/18/2021	3.336%	745,000	745,406
10/12/2021	3.813%	1,605,000	1,609,007
01/07/2022	5.596%	1,535,000	1,577,293
03/28/2022	3.339%	503,000	503,285
08/03/2022	2.979%	5,095,000	5,041,166
11/01/2022	3.350%	6,065,000	6,057,948
01/09/2024	3.810%	2,585,000	2,600,835

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	27

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/17/2027	4.125%	1,275,000	1,271,968
05/03/2029	5.113%	1,040,000	1,094,923
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 0.880% 10/12/2021	1.146%	3,610,000	3,476,025
3-month USD LIBOR + 1.270% 03/28/2022	1.576%	1,000,000	963,738
3-month USD LIBOR + 1.080% 08/03/2022	1.331%	880,000	836,040
General Motors Co.
10/01/2025	6.125%	549,000	644,740
10/01/2027	6.800%	1,850,000	2,263,799
10/02/2043	6.250%	750,000	876,441
General Motors Financial Co., Inc.(b)
3-month USD LIBOR + 0.850% 04/09/2021	1.118%	3,690,000	3,687,645
General Motors Financial Co., Inc.
04/09/2021	3.550%	7,235,000	7,341,140
07/06/2021	3.200%	1,950,000	1,980,834
09/25/2021	4.375%	3,155,000	3,261,095
11/06/2021	4.200%	820,000	847,482
04/10/2022	3.450%	570,000	585,973
06/30/2022	3.150%	995,000	1,023,595
07/08/2022	3.550%	1,000,000	1,037,824
03/20/2023	5.200%	590,000	644,109
02/26/2025	2.900%	2,140,000	2,220,711
07/13/2025	4.300%	1,060,000	1,157,903
03/01/2026	5.250%	2,345,000	2,666,256
06/21/2030	3.600%	8,170,000	8,518,970
Harley-Davidson Financial Services, Inc.(a)
02/04/2022	4.050%	535,000	554,857
06/08/2025	3.350%	2,260,000	2,398,108
Hyundai Capital America(a)
11/02/2026	3.500%	3,680,000	3,989,640
02/10/2027	3.000%	2,935,000	3,041,020
IHO Verwaltungs GmbH(a),(h)
09/15/2026	4.750%	2,925,000	2,976,277
Magna International, Inc.
06/15/2024	3.625%	1,100,000	1,216,159
Toyota Motor Credit Corp.
02/13/2025	1.800%	5,840,000	6,110,263
08/13/2027	1.150%	5,291,000	5,295,514
02/13/2030	2.150%	750,000	796,501
Volkswagen Group of America Finance LLC(a)
11/13/2020	3.875%	2,125,000	2,138,219
11/12/2021	4.000%	2,965,000	3,084,928
05/13/2025	3.350%	1,685,000	1,850,552
Total			133,990,608
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 8.0%
ABN AMRO Bank NV(a)
Subordinated
07/28/2025	4.750%	777,000	879,391
American Express Co.
08/03/2023	3.700%	1,195,000	1,301,875
ANZ New Zealand International Ltd.(a)
02/13/2023	1.900%	6,235,000	6,441,339
Banco Bradesco SA(a)
01/27/2025	3.200%	1,150,000	1,176,097
Banco de Bogota SA(a)
Subordinated
05/12/2026	6.250%	1,050,000	1,129,196
Banco Santander SA(a)
11/09/2022	4.125%	150,000	157,128
Banco Santander SA
02/23/2023	3.125%	800,000	842,086
04/12/2023	3.848%	2,000,000	2,147,825
05/28/2025	2.746%	1,000,000	1,062,559
Banco Santander SA(b)
3-month USD LIBOR + 1.120% 04/12/2023	1.386%	1,400,000	1,407,103
Bancolombia SA
01/29/2025	3.000%	1,075,000	1,091,680
Bank of America Corp.
01/11/2023	3.300%	2,000,000	2,133,824
01/22/2024	4.125%	3,000,000	3,352,278
Subordinated
01/22/2025	4.000%	795,000	889,506
04/21/2025	3.950%	2,500,000	2,810,468
03/03/2026	4.450%	2,000,000	2,316,815
Bank of America Corp.(i)
12/20/2023	3.004%	1,294,000	1,363,802
03/05/2024	3.550%	6,318,000	6,763,705
03/15/2025	3.458%	2,000,000	2,184,117
03/05/2029	3.970%	724,000	835,955
02/13/2031	2.496%	5,027,000	5,300,894
04/29/2031	2.592%	3,012,000	3,211,194
04/23/2040	4.078%	2,365,000	2,864,975
06/19/2041	2.676%	4,813,000	4,927,677
03/15/2050	4.330%	1,500,000	1,938,266
03/20/2051	4.083%	3,830,000	4,789,608
Junior Subordinated
12/31/2049	6.100%	5,000,000	5,567,901
Bank of Ireland Group PLC(a)
11/25/2023	4.500%	3,780,000	4,111,593
Bank of Montreal
05/01/2025	1.850%	4,535,000	4,758,964

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of Montreal(i)
Subordinated
12/15/2032	3.803%	1,068,000	1,187,649
Bank of New York Mellon Corp. (The)
01/29/2023	2.950%	995,000	1,054,027
08/16/2023	2.200%	3,185,000	3,339,868
04/24/2025	1.600%	3,885,000	4,053,374
Bank of New Zealand(a)
02/21/2025	2.000%	4,510,000	4,743,301
Bank of Nova Scotia (The)
04/20/2021	3.125%	1,000,000	1,018,054
05/01/2023	1.625%	8,550,000	8,800,334
06/11/2025	1.300%	6,260,000	6,405,045
Subordinated
12/16/2025	4.500%	1,500,000	1,742,256
Bank of Nova Scotia (The)(i)
12/31/2049	4.900%	1,130,000	1,191,395
Banque Federative du Credit Mutuel SA(a)
07/20/2023	3.750%	3,185,000	3,461,284
11/21/2024	2.375%	5,255,000	5,581,751
Barclays PLC
01/10/2023	3.684%	4,045,000	4,194,978
03/16/2025	3.650%	270,000	295,404
01/10/2047	4.950%	1,350,000	1,819,913
Subordinated
05/09/2028	4.836%	995,000	1,108,527
Barclays PLC(i)
02/15/2023	4.610%	4,955,000	5,210,798
05/07/2025	3.932%	3,347,000	3,634,997
BB&T Corp.
06/20/2022	3.050%	3,365,000	3,515,511
08/01/2024	2.500%	2,450,000	2,619,055
BNP Paribas SA(a)
03/01/2023	3.500%	895,000	954,420
01/09/2025	3.375%	1,235,000	1,348,564
08/14/2028	4.400%	345,000	407,414
BNP Paribas SA(a),(i)
11/19/2025	2.819%	8,105,000	8,623,355
06/09/2026	2.219%	11,048,000	11,529,910
01/13/2031	3.052%	2,275,000	2,456,537
Subordinated
08/12/2035	2.588%	628,000	622,860
BPCE SA(a)
01/11/2028	3.250%	460,000	507,580
10/01/2029	2.700%	2,350,000	2,534,117
Subordinated
10/22/2023	5.700%	545,000	613,453
07/11/2024	4.625%	4,200,000	4,638,191
07/21/2024	5.150%	3,578,000	4,020,228
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Imperial Bank of Commerce(i)
07/22/2023	2.606%	2,317,000	2,407,798
Canadian Imperial Bank of Commerce
04/02/2024	3.100%	283,000	306,364
01/28/2025	2.250%	3,235,000	3,434,809
Capital One Financial Corp.
04/30/2021	3.450%	10,575,000	10,763,019
03/09/2027	3.750%	1,895,000	2,112,111
05/11/2027	3.650%	499,000	556,662
Citibank NA
07/23/2021	3.400%	995,000	1,020,321
Citibank NA(i)
05/20/2022	2.844%	3,380,000	3,438,416
Citigroup, Inc.(i)
07/24/2023	2.876%	4,564,000	4,754,142
05/15/2024	1.678%	656,000	673,301
04/08/2026	3.106%	4,210,000	4,579,605
01/29/2031	2.666%	5,550,000	5,913,529
06/03/2031	2.572%	5,522,000	5,845,730
12/31/2049	4.700%	10,225,000	10,120,036
12/31/2049	5.000%	1,100,000	1,123,180
Citigroup, Inc.
05/01/2026	3.400%	1,300,000	1,458,653
10/21/2026	3.200%	2,115,000	2,355,894
07/23/2048	4.650%	2,295,000	3,085,545
Subordinated
06/10/2025	4.400%	4,250,000	4,846,885
09/13/2025	5.500%	1,500,000	1,792,693
05/18/2046	4.750%	395,000	504,475
Citizens Financial Group, Inc.
04/30/2030	3.250%	1,035,000	1,150,377
Comerica Bank
07/23/2024	2.500%	3,995,000	4,250,982
Comerica, Inc.
07/31/2023	3.700%	2,250,000	2,440,049
Commonwealth Bank of Australia(a)
Subordinated
09/12/2039	3.743%	435,000	489,053
Cooperatieve Rabobank UA
01/10/2023	2.750%	4,580,000	4,832,375
12/01/2023	4.625%	600,000	668,604
Subordinated
11/09/2022	3.950%	424,000	452,750
08/04/2025	4.375%	1,506,000	1,716,338
Cooperatieve Rabobank UA(a),(i)
06/24/2026	1.339%	970,000	986,670
Credit Agricole SA(a)
04/24/2023	3.750%	5,105,000	5,503,737

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	29

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Agricole SA(a),(i)
06/16/2026	1.907%	5,925,000	6,111,170
Credit Suisse AG
05/05/2023	1.000%	893,000	907,020
Credit Suisse AG(a)
Subordinated
08/08/2023	6.500%	1,030,000	1,171,741
Credit Suisse Group AG(a),(i)
12/14/2023	2.997%	6,707,000	7,008,362
06/05/2026	2.193%	8,997,000	9,313,902
01/12/2029	3.869%	638,000	716,821
04/01/2031	4.194%	775,000	905,584
Credit Suisse Group Funding Guernsey Ltd.
09/15/2022	3.800%	750,000	796,267
06/09/2023	3.800%	4,890,000	5,283,752
Danske Bank A/S(a)
01/12/2022	5.000%	2,000,000	2,106,224
09/12/2023	3.875%	3,995,000	4,308,939
Danske Bank A/S(a),(i)
12/20/2025	3.244%	380,000	407,503
Deutsche Bank AG
01/22/2021	3.150%	2,705,000	2,727,114
05/12/2021	3.375%	1,988,000	2,016,000
02/14/2022	5.000%	6,300,000	6,618,098
Deutsche Bank AG(i)
11/26/2025	3.961%	2,920,000	3,137,500
Discover Bank
08/08/2023	4.200%	4,000,000	4,406,117
03/13/2026	4.250%	789,000	895,131
Discover Financial Services
04/27/2022	5.200%	2,697,000	2,887,173
11/21/2022	3.850%	1,000,000	1,066,975
DNB Bank ASA(a)
12/02/2022	2.150%	3,030,000	3,145,945
Federation des Caisses Desjardins du Quebec(a)
02/10/2025	2.050%	1,983,000	2,071,498
Fifth Third Bancorp
06/15/2022	2.600%	1,595,000	1,652,719
Global Bank Corp.(a),(i)
04/16/2029	5.250%	400,000	416,231
Goldman Sachs Group, Inc. (The)(i)
10/31/2022	2.876%	3,005,000	3,083,097
09/29/2025	3.272%	3,985,000	4,339,441
06/05/2028	3.691%	1,145,000	1,297,855
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 0.750% 02/23/2023	1.006%	1,402,000	1,409,888
Goldman Sachs Group, Inc. (The)
01/26/2027	3.850%	2,855,000	3,253,329
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
10/21/2025	4.250%	1,344,000	1,528,062
05/22/2045	5.150%	2,410,000	3,200,421
HSBC Holdings PLC
03/08/2026	4.300%	2,500,000	2,868,173
03/31/2030	4.950%	390,000	480,794
HSBC Holdings PLC(i)
04/18/2026	1.645%	604,000	609,062
06/04/2026	2.099%	1,379,000	1,414,458
03/13/2028	4.041%	1,150,000	1,293,889
05/22/2030	3.973%	1,243,000	1,409,956
08/18/2031	2.357%	5,385,000	5,456,723
Junior Subordinated
12/31/2049	6.000%	877,000	911,250
Subordinated
11/07/2025	2.633%	1,148,000	1,206,112
ING Groep NV
04/09/2024	3.550%	1,512,000	1,656,717
Itau Unibanco Holding SA(a)
01/24/2025	3.250%	650,000	664,946
JPMorgan Chase & Co.
10/15/2020	4.250%	2,000,000	2,009,320
07/15/2025	3.900%	4,000,000	4,548,533
06/15/2026	3.200%	2,405,000	2,692,288
Subordinated
05/01/2023	3.375%	1,000,000	1,070,456
09/10/2024	3.875%	8,940,000	9,958,284
JPMorgan Chase & Co.(i)
04/01/2023	3.207%	4,190,000	4,369,457
04/23/2024	3.559%	6,540,000	7,028,964
06/01/2024	1.514%	7,975,000	8,174,134
07/23/2024	3.797%	675,000	733,786
01/23/2029	3.509%	13,570,000	15,344,620
04/23/2029	4.005%	3,180,000	3,704,259
03/24/2031	4.493%	2,115,000	2,604,139
11/15/2048	3.964%	2,475,000	3,026,631
12/31/2049	4.000%	4,500,000	4,266,529
12/31/2049	4.600%	4,778,000	4,761,426
12/31/2049	5.000%	1,933,000	1,978,476
04/22/2051	3.109%	3,500,000	3,809,768
Junior Subordinated
12/31/2049	6.100%	5,000,000	5,351,828
Subordinated
05/13/2031	2.956%	2,340,000	2,516,804
JPMorgan Chase & Co.(b)
Junior Subordinated
3-month USD LIBOR + 3.800% 12/31/2049	4.051%	5,905,000	5,872,259
KeyCorp.
04/06/2027	2.250%	3,085,000	3,273,184

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lloyds Banking Group PLC
08/16/2023	4.050%	2,940,000	3,214,252
03/12/2024	3.900%	2,600,000	2,857,359
03/22/2028	4.375%	1,975,000	2,337,851
Subordinated
11/04/2024	4.500%	5,560,000	6,145,329
Lloyds Banking Group PLC(i)
11/07/2023	2.907%	4,473,000	4,677,708
02/05/2026	2.438%	695,000	730,273
Macquarie Bank Ltd.(a)
Subordinated
06/03/2030	3.624%	736,000	784,399
Mitsubishi UFJ Financial Group, Inc.
07/26/2023	3.761%	2,968,000	3,233,520
02/25/2025	2.193%	2,000,000	2,103,998
07/17/2025	1.412%	1,684,000	1,716,266
09/13/2026	2.757%	255,000	278,556
Mizuho Financial Group, Inc.(i)
07/10/2024	1.241%	1,250,000	1,265,584
09/11/2024	3.922%	2,668,000	2,900,861
05/25/2026	2.226%	797,000	832,437
Mizuho Financial Group, Inc.(a)
04/12/2026	3.477%	225,000	252,000
Morgan Stanley
10/23/2024	3.700%	5,500,000	6,144,015
07/23/2025	4.000%	1,725,000	1,975,833
01/27/2026	3.875%	4,415,000	5,074,319
Morgan Stanley(i)
04/28/2026	2.188%	860,000	906,500
07/22/2028	3.591%	7,245,000	8,191,186
01/24/2029	3.772%	4,315,000	4,960,552
01/23/2030	4.431%	2,885,000	3,481,047
04/22/2039	4.457%	310,000	393,036
03/24/2051	5.597%	500,000	770,828
Morgan Stanley(b)
Junior Subordinated
3-month USD LIBOR + 3.610% 12/31/2049	3.885%	5,000,000	4,816,448
National Australia Bank Ltd.
11/04/2021	3.700%	2,745,000	2,853,213
National Australia Bank Ltd.(a)
Subordinated
08/21/2030	2.332%	1,170,000	1,168,825
National Australia Bank Ltd.(a),(i)
Subordinated
08/02/2034	3.933%	925,000	1,031,244
National Bank of Canada(i)
08/15/2023	0.900%	1,250,000	1,257,307
Nationwide Building Society(a)
01/27/2023	2.000%	611,000	631,691
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nationwide Building Society(a),(i)
04/26/2023	3.622%	1,540,000	1,609,765
03/08/2024	3.766%	1,000,000	1,065,321
08/01/2024	4.363%	4,595,000	5,027,476
07/18/2030	3.960%	870,000	992,533
NatWest Group PLC(i)
Subordinated
11/28/2035	3.032%	895,000	891,075
NatWest Markets PLC(a)
09/29/2022	3.625%	3,020,000	3,186,320
Northern Trust Corp.
05/01/2030	1.950%	928,000	970,855
Northern Trust Corp.(i)
Junior Subordinated
05/08/2032	3.375%	2,005,000	2,175,566
PNC Bank NA
04/29/2021	2.150%	2,050,000	2,072,545
Royal Bank of Canada
11/01/2024	2.250%	1,568,000	1,669,411
06/10/2025	1.150%	8,890,000	9,052,515
Royal Bank of Scotland Group PLC
09/12/2023	3.875%	3,000,000	3,253,829
Royal Bank of Scotland Group PLC(i)
05/22/2028	3.073%	3,681,000	3,942,879
Santander Holdings USA, Inc.
06/07/2024	3.500%	1,515,000	1,629,625
06/02/2025	3.450%	4,110,000	4,428,193
10/05/2026	3.244%	3,035,000	3,228,777
Santander UK Group Holdings PLC
08/05/2021	2.875%	1,675,000	1,712,822
Santander UK Group Holdings PLC(a)
Subordinated
09/15/2025	4.750%	4,777,000	5,319,797
Santander UK PLC(b)
3-month USD LIBOR + 0.620% 06/01/2021	0.866%	3,415,000	3,427,084
Santander UK PLC
06/18/2024	2.875%	4,250,000	4,596,296
Skandinaviska Enskilda Banken AB(a),(c)
09/02/2025	0.850%	1,410,000	1,409,249
Societe Generale SA(a)
03/28/2024	3.875%	5,055,000	5,479,923
01/22/2025	2.625%	3,710,000	3,874,013
07/08/2025	1.375%	9,010,000	9,211,545
Standard Chartered PLC(a),(i)
05/21/2025	3.785%	3,340,000	3,575,604
01/30/2026	2.819%	5,220,000	5,404,545
State Street Corp.(a),(i)
03/30/2026	2.901%	1,880,000	2,053,323

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	31

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
State Street Corp.(i)
11/01/2034	3.031%	746,000	814,773
Sumitomo Mitsui Financial Group, Inc.
07/12/2022	2.784%	1,720,000	1,791,848
09/27/2024	2.448%	745,000	792,465
07/08/2030	2.130%	1,205,000	1,234,667
Swedbank AB(a)
06/02/2023	1.300%	719,000	734,362
Toronto-Dominion Bank (The)
03/11/2024	3.250%	1,366,000	1,492,205
Truist Bank
Subordinated
03/11/2030	2.250%	1,265,000	1,319,264
Truist Financial Corp.
08/03/2027	1.125%	7,662,000	7,659,280
06/05/2030	1.950%	1,960,000	2,026,363
Truist Financial Corp.(i)
12/30/2049	4.800%	1,277,000	1,320,724
12/31/2049	4.950%	645,000	699,763
12/31/2049	5.100%	852,000	934,923
U.S. Bancorp(i)
Junior Subordinated
12/31/2049	5.300%	2,980,000	3,234,164
UBS AG(a)
04/21/2022	1.750%	8,550,000	8,724,194
UBS Group AG(a),(i)
07/30/2024	1.008%	990,000	994,645
01/30/2027	1.364%	912,000	920,367
UBS Group Funding Switzerland AG(a)
05/23/2023	3.491%	5,580,000	5,849,839
UBS Group Funding Switzerland AG(a),(i)
08/15/2023	2.859%	2,083,000	2,167,151
UniCredit SpA(a)
04/12/2022	3.750%	3,125,000	3,232,358
US Bancorp
05/12/2025	1.450%	8,680,000	9,012,031
Wells Fargo & Co.
01/24/2024	3.750%	2,500,000	2,731,763
12/07/2046	4.750%	360,000	454,303
Subordinated
08/15/2023	4.125%	4,000,000	4,375,541
Wells Fargo & Co.(i)
06/02/2024	1.654%	2,215,000	2,265,468
10/30/2025	2.406%	1,260,000	1,327,580
04/30/2026	2.188%	2,185,000	2,287,544
05/22/2028	3.584%	1,700,000	1,906,897
06/02/2028	2.393%	14,800,000	15,459,380
10/30/2030	2.879%	2,140,000	2,302,345
02/11/2031	2.572%	6,875,000	7,249,427
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/30/2041	3.068%	8,252,000	8,738,563
04/04/2051	5.013%	1,680,000	2,307,018
Wells Fargo Bank NA(i)
09/09/2022	2.082%	1,290,000	1,310,016
Westpac Banking Corp.
01/11/2022	2.800%	1,961,000	2,027,549
02/19/2025	2.350%	620,000	663,195
Total			756,442,476
Brokerage/Asset Managers/Exchanges 0.4%
Brookfield Finance LLC
04/15/2050	3.450%	3,090,000	3,072,729
Brookfield Finance, Inc.
06/02/2026	4.250%	1,000,000	1,138,951
04/15/2030	4.350%	342,000	397,502
Charles Schwab Corp. (The)
03/10/2025	3.000%	1,209,000	1,326,587
Charles Schwab Corp. (The)(i)
12/31/2049	5.375%	6,296,000	6,920,010
Intercontinental Exchange, Inc.
09/15/2032	1.850%	2,000,000	2,028,485
09/15/2040	2.650%	804,000	817,566
06/15/2050	3.000%	2,965,000	3,117,207
Jefferies Group LLC
01/20/2023	5.125%	5,000,000	5,480,464
01/20/2043	6.500%	600,000	758,945
KKR Group Finance Co. VII LLC(a)
02/25/2050	3.625%	3,940,000	4,072,862
National Securities Clearing Corp.(a)
04/23/2025	1.500%	1,126,000	1,168,110
Nuveen Finance LLC(a)
11/01/2024	4.125%	1,050,000	1,192,415
Raymond James Financial, Inc.
07/15/2046	4.950%	1,745,000	2,232,424
Stifel Financial Corp.
12/01/2020	3.500%	980,000	984,868
07/18/2024	4.250%	750,000	826,364
05/15/2030	4.000%	3,755,000	4,057,777
Total			39,593,266
Building Materials 0.2%
Builders FirstSource, Inc.(a)
03/01/2030	5.000%	2,305,000	2,456,587
Martin Marietta Materials, Inc.
03/15/2030	2.500%	3,380,000	3,546,343
Standard Industries, Inc.(a)
07/15/2030	4.375%	2,110,000	2,234,630
01/15/2031	3.375%	1,500,000	1,500,912

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Summit Materials LLC/Finance Corp.(a)
06/01/2025	5.125%	1,035,000	1,050,180
01/15/2029	5.250%	935,000	979,293
U.S. Concrete, Inc.
06/01/2024	6.375%	2,925,000	3,018,768
Vulcan Materials Co.
06/15/2047	4.500%	2,610,000	3,062,450
Total			17,849,163
Cable and Satellite 0.8%
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	225,000	231,932
02/15/2026	5.750%	1,200,000	1,257,531
06/01/2029	5.375%	125,000	137,170
08/15/2030	4.500%	3,116,000	3,306,115
02/01/2031	4.250%	670,000	700,710
05/01/2032	4.500%	1,404,000	1,488,177
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	2,065,000	2,198,775
07/23/2025	4.908%	988,000	1,150,092
10/23/2035	6.384%	1,775,000	2,461,398
10/23/2045	6.484%	4,170,000	5,601,145
03/01/2050	4.800%	2,330,000	2,661,263
04/01/2051	3.700%	1,452,000	1,446,559
Comcast Corp.
10/15/2025	3.950%	3,212,000	3,707,028
02/01/2030	2.650%	750,000	819,241
01/15/2031	1.950%	1,193,000	1,230,694
03/01/2048	4.000%	2,000,000	2,417,695
11/01/2049	3.999%	2,000,000	2,430,579
02/01/2050	3.450%	1,900,000	2,142,822
08/15/2052	2.450%	4,650,000	4,451,635
Cox Communications, Inc.(a)
12/15/2022	3.250%	500,000	528,557
08/15/2024	3.150%	2,265,000	2,453,837
CSC Holdings LLC(a)
05/15/2026	5.500%	809,000	848,474
02/01/2028	5.375%	1,193,000	1,274,800
04/01/2028	7.500%	300,000	336,801
01/15/2030	5.750%	2,250,000	2,453,065
DISH DBS Corp.
11/15/2024	5.875%	1,180,000	1,247,702
07/01/2026	7.750%	2,039,000	2,334,488
Intelsat Jackson Holdings SA(a),(j)
10/15/2024	0.000%	832,000	565,795
07/15/2025	0.000%	3,783,000	2,606,367
NBCUniversal Media LLC
01/15/2023	2.875%	720,000	762,908
Sirius XM Radio, Inc.(a)
07/01/2029	5.500%	960,000	1,053,338
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner Cable LLC
09/01/2021	4.000%	1,500,000	1,534,633
07/01/2038	7.300%	215,000	307,465
09/01/2041	5.500%	5,371,000	6,605,929
Viasat, Inc.(a)
04/15/2027	5.625%	2,065,000	2,188,278
Videotron Ltd.
07/15/2022	5.000%	2,750,000	2,887,749
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	244,000	257,198
05/15/2029	5.500%	2,000,000	2,162,940
Total			72,250,885
Chemicals 0.5%
Air Products and Chemicals, Inc.
05/15/2040	2.700%	313,000	335,102
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	1,059,000	1,084,767
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	400,000	380,416
Cabot Corp.
07/01/2029	4.000%	2,710,000	2,882,123
Celanese U.S. Holdings LLC
11/15/2022	4.625%	100,000	107,846
CF Industries, Inc.
06/01/2043	4.950%	1,700,000	2,020,275
Chevron Phillips Chemical Co. LLC/LP(a)
06/01/2028	3.700%	930,000	1,014,856
Dow Chemical Co. (The)
11/15/2030	2.100%	1,166,000	1,149,568
10/01/2034	4.250%	1,281,000	1,515,935
11/15/2042	4.375%	313,000	353,930
11/30/2048	5.550%	443,000	584,008
11/15/2050	3.600%	6,228,000	6,348,080
DuPont de Nemours, Inc.
05/01/2023	2.169%	2,900,000	2,957,732
Eastman Chemical Co.
10/15/2044	4.650%	2,511,000	2,953,572
FMC Corp.
10/01/2026	3.200%	1,607,000	1,792,737
10/01/2049	4.500%	340,000	426,795
International Flavors & Fragrances, Inc.
09/25/2020	3.400%	497,000	497,646
09/26/2048	5.000%	3,780,000	4,707,844
LYB International Finance III LLC
05/01/2050	4.200%	2,125,000	2,337,599
LyondellBasell Industries NV
04/15/2024	5.750%	1,778,000	2,053,234

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	33

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mosaic Co. (The)
11/15/2033	5.450%	1,475,000	1,698,553
11/15/2043	5.625%	985,000	1,136,230
Nutrien Ltd.
03/15/2024	3.625%	500,000	545,343
05/13/2030	2.950%	493,000	537,335
05/13/2050	3.950%	426,000	492,697
PPG Industries, Inc.
06/15/2030	2.550%	580,000	618,286
Praxair, Inc.
08/10/2050	2.000%	504,000	467,540
Sasol Financing International Ltd.
11/14/2022	4.500%	3,800,000	3,764,341
TPC Group, Inc.(a)
08/01/2024	10.500%	1,000,000	849,292
WR Grace & Co-Conn(a)
06/15/2027	4.875%	2,050,000	2,148,559
Total			47,762,241
Construction Machinery 0.2%
Caterpillar Financial Services Corp.
10/01/2021	1.931%	4,655,000	4,734,611
12/07/2023	3.650%	4,530,000	4,995,081
John Deere Capital Corp.
03/07/2024	2.600%	1,105,000	1,183,366
United Rentals North America, Inc.
05/15/2027	5.500%	1,078,000	1,155,993
01/15/2028	4.875%	1,075,000	1,143,532
07/15/2030	4.000%	1,325,000	1,384,982
Total			14,597,565
Consumer Cyclical Services 0.4%
Amazon.com, Inc.
02/22/2023	2.400%	3,635,000	3,817,823
06/03/2050	2.500%	969,000	984,309
06/03/2060	2.700%	1,353,000	1,394,731
Automatic Data Processing, Inc.
09/01/2030	1.250%	7,258,000	7,187,470
Booking Holdings, Inc.
04/13/2025	4.100%	1,000,000	1,136,328
eBay, Inc.
03/11/2025	1.900%	2,790,000	2,927,116
Expedia Group, Inc.(a)
05/01/2025	6.250%	2,490,000	2,731,944
Experian Finance PLC(a)
02/01/2029	4.250%	780,000	928,566
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IHS Markit Ltd.(a)
11/01/2022	5.000%	1,000,000	1,074,515
02/15/2025	4.750%	500,000	569,867
03/01/2026	4.000%	1,350,000	1,523,871
IHS Markit Ltd.
08/01/2028	4.750%	1,875,000	2,248,036
05/01/2029	4.250%	486,000	569,170
Match Group, Inc.(a)
08/01/2030	4.125%	2,115,000	2,220,628
Western Union Co. (The)
06/09/2023	4.250%	5,260,000	5,684,480
Total			34,998,854
Consumer Products 0.1%
Hasbro, Inc.
11/19/2026	3.550%	3,115,000	3,282,670
Kimberly-Clark de Mexico SAB de CV(a)
07/01/2031	2.431%	395,000	403,112
Mead Johnson Nutrition Co.
11/15/2025	4.125%	640,000	742,202
Newell, Inc.
04/01/2026	4.200%	4,150,000	4,486,121
SC Johnson & Son, Inc.(a)
10/15/2046	4.750%	750,000	998,687
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	235,000	250,801
Valvoline, Inc.(a)
02/15/2030	4.250%	1,950,000	2,069,163
Total			12,232,756
Diversified Manufacturing 0.4%
Amphenol Corp.
03/01/2025	2.050%	1,015,000	1,068,914
Amsted Industries, Inc.(a)
05/15/2030	4.625%	1,685,000	1,754,092
Carrier Global Corp.(a)
02/15/2025	2.242%	1,525,000	1,598,376
02/15/2027	2.493%	1,282,000	1,347,208
02/15/2030	2.722%	745,000	782,137
04/05/2050	3.577%	775,000	822,967
EnerSys(a)
04/30/2023	5.000%	200,000	208,346
General Electric Co.
01/09/2023	3.100%	1,007,000	1,061,812
05/01/2030	3.625%	198,000	203,910
03/15/2032	6.750%	655,000	817,397
01/14/2038	5.875%	2,009,000	2,325,820

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Electric Co.(b)
3-month USD LIBOR + 0.480% 08/15/2036	0.760%	5,380,000	3,719,383
Honeywell International, Inc.
06/01/2030	1.950%	1,393,000	1,470,923
Johnson Controls International PLC
07/02/2064	4.950%	1,530,000	1,897,983
Kennametal, Inc.
06/15/2028	4.625%	3,360,000	3,644,425
Roper Technologies, Inc.(c)
09/15/2025	1.000%	595,000	599,125
09/15/2027	1.400%	1,870,000	1,894,091
Roper Technologies, Inc.
06/30/2030	2.000%	398,000	407,945
Timken Co. (The)
12/15/2028	4.500%	3,685,000	3,996,890
Valmont Industries, Inc.
10/01/2054	5.250%	2,050,000	2,184,233
Westinghouse Air Brake Technologies Corp.
06/15/2025	3.200%	1,225,000	1,292,004
WW Grainger, Inc.
02/15/2025	1.850%	5,042,000	5,291,577
Total			38,389,558
Electric 2.8%
AEP Texas Central Co.(a)
10/01/2025	3.850%	880,000	952,717
AEP Texas Central Co.
02/15/2033	6.650%	1,385,000	1,917,458
AEP Texas, Inc.
01/15/2050	3.450%	1,000,000	1,098,916
AES Corp. (The)(a)
07/15/2025	3.300%	2,730,000	2,941,563
AES Corp. (The)
09/01/2027	5.125%	118,000	127,273
Alabama Power Co.
12/01/2023	3.550%	1,000,000	1,095,002
10/01/2049	3.450%	715,000	820,418
Alliant Energy Finance LLC(a)
06/15/2023	3.750%	2,508,000	2,691,128
06/15/2028	4.250%	5,250,000	6,063,627
Ameren Corp.
02/15/2026	3.650%	590,000	661,165
American Electric Power Co., Inc.
03/01/2050	3.250%	1,991,000	2,084,832
American Transmission Systems, Inc.(a)
09/01/2044	5.000%	1,411,000	1,775,581
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Appalachian Power Co.
05/01/2050	3.700%	471,000	531,054
Arizona Public Service Co.
08/15/2048	4.200%	605,000	749,359
Avangrid, Inc.
04/15/2025	3.200%	1,675,000	1,849,916
06/01/2029	3.800%	3,190,000	3,722,709
Baltimore Gas & Electric Co.
07/01/2023	3.350%	3,590,000	3,849,848
09/15/2049	3.200%	730,000	797,184
Black Hills Corp.
11/30/2023	4.250%	297,000	326,562
10/15/2029	3.050%	615,000	668,980
06/15/2030	2.500%	854,000	889,940
05/01/2033	4.350%	303,000	347,763
Calpine Corp.(a)
02/01/2029	4.625%	2,000,000	2,048,770
02/01/2031	5.000%	3,620,000	3,783,192
CenterPoint Energy Houston Electric LLC
07/01/2050	2.900%	340,000	364,484
Cleveland Electric Illuminating Co. (The)(a)
04/01/2028	3.500%	3,331,000	3,614,507
Cleveland Electric Illuminating Co. (The)
12/15/2036	5.950%	1,279,000	1,635,584
CMS Energy Corp.
03/01/2024	3.875%	1,020,000	1,116,325
02/15/2027	2.950%	80,000	85,626
CMS Energy Corp.(i)
06/01/2050	4.750%	1,359,000	1,476,485
Commonwealth Edison Co.
08/15/2047	3.750%	434,000	522,564
Consolidated Edison Co. of New York, Inc.
03/01/2035	5.300%	178,000	239,510
06/15/2046	3.850%	1,310,000	1,534,960
06/15/2047	3.875%	1,640,000	1,933,468
12/01/2054	4.625%	399,000	520,654
11/15/2057	4.000%	577,000	688,222
Consumers Energy Co.
08/15/2050	3.100%	751,000	834,724
05/01/2060	2.500%	993,000	963,114
Dominion Energy, Inc.
08/15/2026	2.850%	750,000	825,686
03/15/2027	3.600%	1,875,000	2,135,566
Junior Subordinated
08/15/2024	3.071%	1,755,000	1,903,697
Dominion Energy, Inc.(i)
12/31/2049	4.650%	1,325,000	1,353,647
Dominion Resources, Inc.
01/15/2022	2.750%	2,509,000	2,577,256

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	35

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Electric Co.
05/15/2048	4.050%	210,000	264,065
03/01/2049	3.950%	305,000	381,979
03/01/2050	2.950%	1,000,000	1,062,498
DTE Energy Co.
11/01/2022	2.250%	2,701,000	2,796,097
10/01/2024	2.529%	2,165,000	2,301,258
06/01/2025	1.050%	3,390,000	3,405,168
10/01/2026	2.850%	10,155,000	11,035,308
Duke Energy Carolinas LLC
09/30/2042	4.000%	585,000	719,293
12/01/2047	3.700%	1,000,000	1,196,252
Duke Energy Corp.
04/15/2024	3.750%	2,500,000	2,754,407
09/01/2026	2.650%	6,770,000	7,396,978
Duke Energy Corp.(i)
12/31/2049	4.875%	625,000	658,561
Duke Energy Indiana LLC
05/15/2046	3.750%	330,000	389,231
10/01/2049	3.250%	875,000	977,633
Duke Energy Ohio, Inc.
06/01/2030	2.125%	446,000	471,322
Duke Energy Progress LLC
05/15/2042	4.100%	1,748,000	2,160,193
03/15/2043	4.100%	955,000	1,168,488
03/30/2044	4.375%	770,000	988,297
08/15/2045	4.200%	500,000	632,627
10/15/2046	3.700%	330,000	395,127
09/15/2047	3.600%	940,000	1,108,614
Enel Finance International NV(a)
04/06/2028	3.500%	2,370,000	2,637,602
Entergy Corp.
09/15/2025	0.900%	3,770,000	3,771,249
06/15/2030	2.800%	439,000	479,342
Entergy Louisiana LLC
10/01/2026	2.400%	2,500,000	2,720,368
03/15/2051	2.900%	475,000	505,046
Entergy Mississippi LLC
06/01/2049	3.850%	3,500,000	4,277,378
Entergy Mississippi, Inc.
07/01/2023	3.100%	1,600,000	1,703,086
Entergy Texas, Inc.
12/01/2027	3.450%	2,510,000	2,747,966
03/30/2029	4.000%	362,000	424,143
Evergy Metro, Inc.
06/01/2030	2.250%	594,000	634,104
Eversource Energy
10/01/2024	2.900%	2,469,000	2,673,055
08/15/2025	0.800%	687,000	688,237
08/15/2030	1.650%	1,480,000	1,481,917
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Exelon Corp.
04/15/2030	4.050%	85,000	100,779
04/15/2046	4.450%	1,050,000	1,289,910
04/15/2050	4.700%	130,000	168,438
Exelon Corp.(i)
Junior Subordinated
06/01/2022	3.497%	6,780,000	7,093,536
Exelon Generation Co. LLC
06/01/2025	3.250%	262,000	289,309
10/01/2041	5.750%	2,000,000	2,336,510
FirstEnergy Corp.
03/15/2023	4.250%	2,983,000	3,171,258
09/01/2030	2.250%	1,470,000	1,463,105
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%	675,000	780,320
Fortis, Inc.
10/04/2026	3.055%	477,000	520,868
Georgia Power Co.
09/15/2024	2.200%	880,000	930,467
Gulf Power Co.
10/01/2044	4.550%	1,350,000	1,711,907
Idaho Power Co.
03/01/2048	4.200%	525,000	667,953
Inkia Energy Ltd.(a)
11/09/2027	5.875%	1,675,000	1,775,462
Interstate Power & Light Co.
12/01/2024	3.250%	821,000	900,809
Interstate Power and Light, Co.
06/01/2030	2.300%	683,000	718,899
IPALCO Enterprises, Inc.(a)
05/01/2030	4.250%	175,000	194,196
ITC Holdings Corp.
06/15/2024	3.650%	3,050,000	3,347,815
ITC Holdings Corp.(a)
05/14/2030	2.950%	1,630,000	1,769,173
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%	1,600,000	1,791,429
Jersey Central Power & Light Co.
06/01/2037	6.150%	1,985,000	2,609,173
Kallpa Generacion SA(a)
08/16/2027	4.125%	1,000,000	1,040,884
Kansas City Power & Light Co.
08/15/2025	3.650%	665,000	752,613
Kentucky Utilities Co.
06/01/2050	3.300%	337,000	370,923
Metropolitan Edison Co.(a)
01/15/2029	4.300%	2,000,000	2,345,819

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mississippi Power Co.
03/15/2042	4.250%	430,000	497,822
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	550,000	554,604
Narragansett Electric Co. (The)(a)
04/09/2030	3.395%	2,191,000	2,507,154
National Rural Utilities Cooperative Finance Corp.
02/07/2024	2.950%	3,765,000	4,041,429
03/15/2049	4.300%	2,175,000	2,833,414
National Rural Utilities Cooperative Finance Corp.(i)
04/30/2043	4.750%	1,587,000	1,624,556
Subordinated
04/20/2046	5.250%	1,750,000	1,903,350
NextEra Energy Capital Holdings, Inc.
09/01/2021	2.403%	2,600,000	2,654,300
06/15/2023	3.625%	3,000,000	3,231,547
06/01/2030	2.250%	1,360,000	1,430,600
NRG Energy, Inc.
01/15/2027	6.625%	3,000,000	3,211,384
01/15/2028	5.750%	790,000	860,609
Oglethorpe Power Corp.(a)
08/01/2050	3.750%	692,000	689,316
Pacific Gas & Electric Co.
04/15/2042	4.450%	583,000	596,045
03/15/2045	4.300%	984,000	981,499
03/15/2046	4.250%	440,000	436,314
PacifiCorp
03/15/2051	3.300%	1,430,000	1,628,032
PECO Energy Co.
10/01/2044	4.150%	290,000	363,756
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	1,990,000	2,162,808
PNM Resources, Inc.
03/09/2021	3.250%	3,315,000	3,359,679
PPL Capital Funding, Inc.
06/15/2022	4.200%	603,000	637,075
03/15/2024	3.950%	1,200,000	1,315,070
04/15/2030	4.125%	1,321,000	1,561,560
PSEG Power LLC
06/01/2023	3.850%	2,770,000	2,995,498
Public Service Co. of Colorado
01/15/2031	1.900%	1,445,000	1,513,359
Public Service Co. of Oklahoma
02/01/2021	4.400%	2,800,000	2,846,606
Public Service Enterprise Group, Inc.
11/15/2022	2.650%	1,316,000	1,375,590
08/15/2025	0.800%	666,000	666,420
08/15/2030	1.600%	586,000	583,045
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sierra Pacific Power Co.
05/01/2026	2.600%	758,000	825,807
South Carolina Electric & Gas Co.
05/15/2033	5.300%	1,000,000	1,338,210
Southern Co. (The)
07/01/2036	4.250%	595,000	689,742
Southwestern Electric Power Co.
10/01/2026	2.750%	6,450,000	6,947,688
Tampa Electric Co.
09/15/2022	2.600%	2,000,000	2,059,352
Toledo Edison Co. (The)
05/15/2037	6.150%	951,000	1,343,154
Tucson Electric Power Co.
03/15/2023	3.850%	2,480,000	2,633,092
08/01/2030	1.500%	847,000	838,979
12/01/2048	4.850%	275,000	371,702
06/15/2050	4.000%	2,690,000	3,214,532
Union Electric Co.
09/15/2042	3.900%	613,000	733,072
Virginia Electric & Power Co.
09/01/2022	3.450%	1,500,000	1,575,445
03/15/2027	3.500%	1,500,000	1,707,792
09/15/2047	3.800%	1,000,000	1,223,396
Vistra Operations Co. LLC(a)
07/15/2024	3.550%	2,505,000	2,655,637
02/15/2027	5.625%	2,950,000	3,131,675
07/15/2029	4.300%	4,280,000	4,664,732
Vistra Operations Co., LLC(a)
01/30/2027	3.700%	885,000	933,664
Westar Energy, Inc.
09/01/2049	3.250%	726,000	821,366
Wisconsin Public Service Corp.
12/01/2042	3.671%	845,000	979,504
Total			259,020,462
Environmental 0.1%
GFL Environmental, Inc.(a)
08/01/2025	3.750%	2,365,000	2,380,667
12/15/2026	5.125%	673,000	710,295
Republic Services, Inc.
02/15/2031	1.450%	734,000	724,796
Waste Connections, Inc.
04/01/2050	3.050%	885,000	925,806
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	945,000	971,954
Total			5,713,518

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	37

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.8%
AerCap Ireland Capital DAC/Global Aviation Trust
05/15/2021	4.500%	1,505,000	1,531,399
10/01/2021	5.000%	6,000,000	6,176,909
05/26/2022	3.500%	1,305,000	1,314,313
07/21/2027	3.650%	465,000	430,858
Air Lease Corp.
03/01/2025	3.250%	2,500,000	2,537,889
10/01/2029	3.250%	2,250,000	2,166,612
Ares Capital Corp.
07/15/2025	3.250%	4,520,000	4,518,605
Aviation Capital Group LLC(a)
05/01/2023	3.875%	3,391,000	3,354,888
01/30/2024	4.375%	483,000	479,898
12/15/2024	5.500%	1,217,000	1,257,032
Avolon Holdings Funding Ltd.(a)
05/01/2022	3.625%	3,110,000	3,009,479
01/15/2023	5.500%	4,000,000	3,903,579
10/01/2023	5.125%	1,110,000	1,070,091
05/15/2024	5.250%	220,000	210,712
07/01/2024	3.950%	750,000	687,478
02/15/2025	2.875%	2,905,000	2,537,026
FS KKR Capital Corp.
02/01/2025	4.125%	1,670,000	1,652,723
GATX Corp.
06/30/2030	4.000%	660,000	751,458
GE Capital Funding LLC(a)
05/15/2027	4.050%	6,100,000	6,468,366
05/15/2030	4.400%	2,831,000	2,991,632
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	750,000	795,187
11/15/2035	4.418%	7,591,000	7,840,035
Main Street Capital Corp.
05/01/2024	5.200%	1,007,000	1,045,999
Navient Corp.
03/15/2027	5.000%	1,220,000	1,177,270
Oaktree Specialty Lending Corp.
02/25/2025	3.500%	1,135,000	1,142,635
Owl Rock Capital Corp.
01/15/2026	4.250%	5,670,000	5,722,975
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	1,260,000	1,241,957
03/15/2023	4.500%	4,875,000	4,673,875
02/15/2024	5.500%	1,355,000	1,332,657
Quicken Loans, Inc.(a)
01/15/2028	5.250%	2,055,000	2,193,525
Springleaf Finance Corp.
03/15/2024	6.125%	2,600,000	2,817,165
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
USAA Capital Corp.(a)
05/01/2030	2.125%	1,318,000	1,397,899
Total			78,432,126
Food and Beverage 1.0%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	1,492,000	1,786,163
02/01/2046	4.900%	12,360,000	15,294,572
Anheuser-Busch InBev Finance, Inc.
02/01/2026	3.650%	1,735,000	1,957,675
Anheuser-Busch InBev Worldwide, Inc.
01/23/2039	5.450%	872,000	1,109,737
04/15/2048	4.600%	1,180,000	1,408,776
01/23/2049	5.550%	2,915,000	3,917,921
Bacardi Ltd.(a)
05/15/2028	4.700%	885,000	1,025,158
05/15/2048	5.300%	1,060,000	1,365,844
Brown-Forman Corp.
04/15/2025	3.500%	1,645,000	1,833,941
Bunge Ltd. Finance Corp.
03/15/2024	4.350%	4,470,000	4,917,474
08/17/2025	1.630%	906,000	912,279
Campbell Soup Co.
04/24/2050	3.125%	4,955,000	5,012,498
Cargill, Inc.(a)
05/23/2049	3.875%	1,140,000	1,364,679
Central America Botling Corp.(a)
01/31/2027	5.750%	1,600,000	1,691,207
Coca-Cola Co. (The)
06/01/2040	2.500%	407,000	421,601
06/01/2060	2.750%	279,000	283,704
Constellation Brands, Inc.
12/01/2025	4.750%	600,000	711,027
Diageo Capital PLC
04/29/2032	2.125%	173,000	179,724
General Mills, Inc.
04/17/2025	4.000%	1,500,000	1,712,236
Hershey Co. (The)
06/01/2025	0.900%	1,445,000	1,458,290
JBS U.S.A. LUX SA/Finance, Inc.(a)
07/15/2024	5.875%	2,000,000	2,040,530
06/15/2025	5.750%	100,000	103,143
Kraft Heinz Foods Co. (The)
01/26/2039	6.875%	825,000	1,122,000
06/04/2042	5.000%	5,841,000	6,442,640
06/01/2046	4.375%	6,970,000	7,142,285

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kraft Heinz Foods Co. (The)(a)
08/01/2039	7.125%	2,000,000	2,749,391
10/01/2039	4.625%	1,770,000	1,882,232
10/01/2049	4.875%	5,070,000	5,553,882
Mars, Inc.(a)
07/16/2026	0.875%	836,000	832,775
07/16/2040	2.375%	1,000,000	982,316
04/01/2054	4.125%	1,445,000	1,845,302
Mondelez International, Inc.
04/13/2030	2.750%	2,475,000	2,708,350
PepsiCo, Inc.
03/19/2040	3.500%	579,000	682,278
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	2,110,000	2,241,559
Post Holdings, Inc.(a)
08/15/2026	5.000%	750,000	777,280
03/01/2027	5.750%	1,500,000	1,583,707
12/15/2029	5.500%	2,275,000	2,491,560
04/15/2030	4.625%	335,000	349,480
Smithfield Foods, Inc.(a)
02/01/2022	3.350%	1,110,000	1,105,432
Sysco Corp.
04/01/2030	5.950%	881,000	1,113,078
02/15/2050	3.300%	2,290,000	2,120,614
Total			94,234,340
Foreign Agencies 0.0%
PT Bank Mandiri Persero Tbk(a)
04/11/2024	3.750%	850,000	892,978
Gaming 0.2%
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	1,493,000	1,429,055
Churchill Downs, Inc.(a)
04/01/2027	5.500%	2,490,000	2,620,495
01/15/2028	4.750%	200,000	204,745
Colt Merger Sub, Inc.(a)
07/01/2025	6.250%	691,000	731,096
GLP Capital LP/Financing II, Inc.
09/01/2024	3.350%	610,000	616,681
06/01/2025	5.250%	1,609,000	1,742,931
04/15/2026	5.375%	4,615,000	5,126,235
01/15/2029	5.300%	765,000	851,872
01/15/2030	4.000%	1,670,000	1,740,314
Golden Entertainment, Inc.(a)
04/15/2026	7.625%	1,720,000	1,629,908
International Game Technology PLC(a)
02/15/2025	6.500%	1,775,000	1,938,732
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	950,000	1,027,774
09/01/2026	4.500%	1,915,000	2,016,303
MGM Resorts International
09/01/2026	4.625%	820,000	833,854
04/15/2027	5.500%	940,000	994,072
Total			23,504,067
Health Care 1.7%
Abbott Laboratories
11/30/2023	3.400%	2,733,000	2,983,260
11/30/2046	4.900%	218,000	312,169
Alcon Finance Corp.(a)
05/27/2030	2.600%	606,000	643,091
AmerisourceBergen Corp.
05/15/2030	2.800%	3,725,000	3,991,253
Ascension Health Alliance
11/15/2046	3.945%	375,000	474,825
Barnabas Health, Inc.
07/01/2028	4.000%	3,200,000	3,522,182
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	1.348%	2,963,000	2,980,165
Becton Dickinson and Co.
06/06/2022	2.894%	346,000	358,931
12/15/2024	3.734%	158,000	175,516
05/15/2044	4.875%	1,555,000	1,898,430
05/20/2050	3.794%	2,704,000	3,067,321
Cardinal Health, Inc.
06/15/2024	3.079%	1,846,000	1,990,956
Cigna Corp.
09/17/2020	3.200%	1,494,000	1,495,905
07/15/2023	3.750%	2,564,000	2,790,257
11/15/2025	4.125%	2,149,000	2,481,764
02/25/2026	4.500%	587,000	690,174
03/01/2027	3.400%	2,190,000	2,455,578
10/15/2028	4.375%	2,000,000	2,395,529
08/15/2038	4.800%	3,445,000	4,353,368
07/15/2046	4.800%	2,070,000	2,668,310
12/15/2048	4.900%	5,344,000	7,158,584
03/15/2050	3.400%	1,800,000	1,932,766
CVS Health Corp.
07/20/2025	3.875%	1,007,000	1,141,371
03/25/2028	4.300%	4,645,000	5,469,853
03/25/2038	4.780%	5,439,000	6,676,316
04/01/2040	4.125%	1,970,000	2,296,954
08/21/2040	2.700%	1,033,000	1,008,881
07/20/2045	5.125%	946,000	1,221,224
03/25/2048	5.050%	13,541,000	17,661,536

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	39

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DaVita, Inc.(a)
06/01/2030	4.625%	2,115,000	2,221,173
02/15/2031	3.750%	1,095,000	1,084,968
Dentsply Sirona, Inc.
06/01/2030	3.250%	1,499,000	1,624,626
DH Europe Finance II SARL
11/15/2024	2.200%	3,735,000	3,955,274
Duke University Health System, Inc.
06/01/2047	3.920%	875,000	1,114,971
Encompass Health Corp.
02/01/2030	4.750%	1,153,000	1,199,170
HCA, Inc.
05/01/2023	4.750%	175,000	192,308
02/01/2025	5.375%	5,275,000	5,935,078
04/15/2025	5.250%	3,199,000	3,730,800
06/15/2026	5.250%	1,830,000	2,159,061
02/15/2027	4.500%	705,000	803,740
06/15/2039	5.125%	1,500,000	1,860,890
06/15/2047	5.500%	1,088,000	1,380,042
06/15/2049	5.250%	3,857,000	4,842,339
Kaiser Foundation Hospitals
11/01/2049	3.266%	500,000	560,576
Laboratory Corp. of America Holdings
08/23/2022	3.750%	1,576,000	1,660,551
11/01/2023	4.000%	342,000	373,853
09/01/2024	3.250%	2,657,000	2,914,020
Mayo Clinic
11/15/2052	4.128%	750,000	955,800
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	4,630,000	6,044,494
Methodist Hospital (The)
12/01/2050	2.705%	2,520,000	2,513,290
New York and Presbyterian Hospital (The)
08/01/2116	4.763%	1,050,000	1,357,326
NYU Langone Hospitals
07/01/2042	4.428%	2,807,000	3,261,330
07/01/2043	5.750%	705,000	970,439
Partners Healthcare System, Inc.
07/01/2060	3.342%	2,170,000	2,342,880
Quest Diagnostics, Inc.
06/30/2031	2.800%	561,000	607,053
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)
12/01/2026	9.750%	2,875,000	3,096,926
Stryker Corp.
06/15/2050	2.900%	3,463,000	3,613,686
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	43,000	42,240
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.
07/15/2024	4.625%	1,301,000	1,329,945
08/01/2025	7.000%	1,900,000	1,964,580
Tenet Healthcare Corp.(a)
01/01/2026	4.875%	1,250,000	1,300,366
11/01/2027	5.125%	5,445,000	5,746,250
Texas Health Resources
11/15/2055	4.330%	700,000	957,827
Total			160,014,341
Healthcare Insurance 0.3%
Aetna, Inc.
06/15/2036	6.625%	784,000	1,114,787
05/15/2042	4.500%	429,000	510,738
Anthem, Inc.
01/15/2044	5.100%	1,185,000	1,598,157
Centene Corp.(a)
04/01/2025	5.250%	11,000	11,409
08/15/2026	5.375%	400,000	422,984
Centene Corp.
12/15/2027	4.250%	2,830,000	2,974,714
12/15/2029	4.625%	1,000,000	1,097,436
02/15/2030	3.375%	1,200,000	1,253,569
Health Care Service Corp., a Mutual Legal Reserve Co.(a)
06/01/2025	1.500%	599,000	615,585
06/01/2050	3.200%	279,000	290,929
Humana, Inc.
04/01/2025	4.500%	1,162,000	1,342,478
Molina Healthcare, Inc.
11/15/2022	5.375%	1,231,000	1,289,487
UnitedHealth Group, Inc.
08/15/2039	3.500%	641,000	745,558
07/15/2045	4.750%	2,060,000	2,805,570
01/15/2047	4.200%	503,000	635,136
08/15/2049	3.700%	55,000	66,865
05/15/2050	2.900%	3,750,000	3,989,452
08/15/2059	3.875%	853,000	1,063,962
Wellpoint, Inc.
08/15/2024	3.500%	4,089,000	4,499,693
WellPoint, Inc.
01/15/2023	3.300%	500,000	533,144
Total			26,861,653
Healthcare REIT 0.1%
Diversified Healthcare Trust
06/15/2025	9.750%	2,175,000	2,429,590
HCP, Inc.
11/15/2023	4.250%	94,000	103,038
08/15/2024	3.875%	627,000	698,234

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Realty Trust, Inc.
05/01/2025	3.875%	440,000	472,938
Healthpeak Properties, Inc.
01/15/2030	3.000%	1,870,000	2,031,550
MPT Operating Partnership LP/Finance Corp.
10/15/2027	5.000%	895,000	947,240
Omega Healthcare Investors, Inc.
01/15/2025	4.500%	975,000	1,020,481
Ventas Realty LP
09/30/2043	5.700%	234,000	275,587
Welltower, Inc.
01/15/2031	2.750%	1,270,000	1,293,513
Total			9,272,171
Home Construction 0.1%
Ashton Woods USA LLC/Finance Co.(a)
01/15/2028	6.625%	1,700,000	1,705,665
Brookfield Residential Properties, Inc./US Corp.(a)
09/15/2027	6.250%	1,560,000	1,583,419
02/15/2030	4.875%	2,000,000	1,872,750
Meritage Homes Corp.
06/06/2027	5.125%	2,000,000	2,195,788
PulteGroup, Inc.
03/01/2026	5.500%	1,600,000	1,836,474
Taylor Morrison Communities, Inc.(a)
01/31/2025	5.875%	678,000	691,438
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	3,446,000	3,651,900
Total			13,537,434
Independent Energy 0.7%
Afren PLC(a),(j)
12/09/2020	0.000%	195,167	156
Aker BP ASA(a)
01/15/2030	3.750%	3,235,000	3,211,642
Antero Resources Corp.
11/01/2021	5.375%	495,000	485,251
12/01/2022	5.125%	650,000	561,726
03/01/2025	5.000%	850,000	584,833
Apache Corp.
09/01/2040	5.100%	2,325,000	2,255,308
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a)
04/01/2022	10.000%	425,000	397,086
11/01/2026	7.000%	600,000	415,273
Canadian Natural Resources Ltd.
07/15/2030	2.950%	2,450,000	2,501,518
06/30/2033	6.450%	730,000	916,081
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cimarex Energy Co.
06/01/2024	4.375%	209,000	224,659
Conoco Funding Co.
10/15/2031	7.250%	2,000,000	2,991,109
Continental Resources, Inc.
04/15/2023	4.500%	385,000	387,716
06/01/2024	3.800%	1,683,000	1,659,084
01/15/2028	4.375%	3,700,000	3,554,016
Devon Energy Corp.
07/15/2041	5.600%	1,875,000	1,970,560
Diamondback Energy, Inc.
12/01/2024	2.875%	4,420,000	4,558,866
05/31/2025	4.750%	3,869,000	4,254,233
12/01/2026	3.250%	2,345,000	2,412,998
12/01/2029	3.500%	1,250,000	1,270,023
EQT Corp.
10/01/2027	3.900%	2,080,000	1,999,795
Extraction Oil & Gas, Inc.(a),(j)
05/15/2024	0.000%	99,000	23,637
Gulfport Energy Corp.
05/15/2025	6.375%	175,000	104,114
MEG Energy Corp.(a)
03/31/2024	7.000%	1,200,000	1,191,466
Newfield Exploration Co.
07/01/2024	5.625%	6,305,000	6,494,763
01/01/2026	5.375%	545,000	541,774
Noble Energy, Inc.
10/15/2029	3.250%	31,000	34,337
08/15/2047	4.950%	1,095,000	1,430,729
Occidental Petroleum Corp.(k)
10/10/2036	0.000%	8,000,000	3,547,905
Pioneer Natural Resources Co.
08/15/2030	1.900%	6,742,000	6,552,578
Range Resources Corp.(a)
02/01/2026	9.250%	2,600,000	2,738,506
WPX Energy, Inc.
09/15/2024	5.250%	78,000	79,662
06/01/2026	5.750%	2,105,000	2,149,311
Total			61,500,715
Integrated Energy 0.5%
BP Capital Markets America, Inc.
05/06/2022	3.245%	1,875,000	1,968,066
05/10/2023	2.750%	1,500,000	1,592,274
11/28/2023	3.216%	734,000	791,121
04/14/2024	3.224%	989,000	1,069,411
04/06/2030	3.633%	6,086,000	6,995,813
08/10/2030	1.749%	614,000	610,205
11/10/2050	2.772%	4,645,000	4,382,245

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	41

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BP Capital Markets PLC(i)
12/31/2059	4.875%	856,000	932,793
Cenovus Energy, Inc.
04/15/2027	4.250%	5,000,000	4,784,742
Chevron Corp.
05/11/2030	2.236%	2,310,000	2,468,726
05/11/2050	3.078%	1,540,000	1,674,342
Chevron USA, Inc.
08/12/2050	2.343%	4,650,000	4,426,740
Exxon Mobil Corp.
10/15/2030	2.610%	885,000	964,909
03/19/2040	4.227%	1,660,000	2,059,805
03/19/2050	4.327%	6,065,000	7,739,933
04/15/2051	3.452%	2,735,000	3,065,407
Husky Energy, Inc.
04/15/2022	3.950%	3,000,000	3,095,381
Shell International Finance BV
05/11/2025	3.250%	821,000	916,694
05/11/2035	4.125%	825,000	1,017,916
Total Capital International SA
06/29/2041	2.986%	1,013,000	1,061,386
Total			51,617,909
Leisure 0.1%
AMC Entertainment Holdings, Inc.(a)
04/24/2026	10.500%	369,000	315,539
AMC Entertainment Holdings, Inc.(a),(h)
06/15/2026	12.000%	3,720,000	1,377,144
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	763,000	719,714
NCL Corp.,Ltd.(a)
12/15/2024	3.625%	1,975,000	1,354,311
Six Flags Entertainment Corp.(a)
04/15/2027	5.500%	1,035,000	1,012,202
Total			4,778,910
Life Insurance 0.8%
Aflac, Inc.
01/15/2049	4.750%	1,555,000	2,025,081
American International Group, Inc.
02/15/2024	4.125%	1,271,000	1,416,316
04/01/2028	4.200%	476,000	554,414
01/15/2035	3.875%	446,000	518,703
07/16/2044	4.500%	1,180,000	1,383,062
01/15/2055	4.375%	635,000	743,751
American International Group, Inc.(i)
04/01/2048	5.750%	366,000	404,273
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Athene Global Funding(a)
05/26/2023	2.800%	2,052,000	2,135,171
01/14/2025	2.500%	4,540,000	4,688,525
11/12/2026	2.950%	816,000	858,869
Brighthouse Financial, Inc.
06/22/2047	4.700%	4,765,000	4,591,016
Equitable Financial Life Global Funding(a)
08/27/2027	1.400%	4,390,000	4,397,892
Five Corners Funding Trust II(a)
05/15/2030	2.850%	4,280,000	4,577,335
Global Atlantic Fin Co.(a)
10/15/2029	4.400%	2,370,000	2,456,851
Great-West Lifeco US Finance 2020 LP(a)
08/12/2025	0.904%	5,398,000	5,392,865
Guardian Life Global Funding(a)
04/26/2021	2.000%	3,465,000	3,502,818
Guardian Life Insurance Co. of America (The)(a)
Subordinated
01/22/2070	3.700%	955,000	989,900
Lincoln National Corp.
06/15/2040	7.000%	930,000	1,364,811
Manulife Financial Corp.
05/19/2027	2.484%	2,245,000	2,419,667
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/15/2050	3.375%	1,500,000	1,558,626
Northwestern Mutual Life Insurance Co. (The)(a)
09/30/2059	3.625%	1,086,000	1,187,182
Pine Street Trust II(a)
02/15/2049	5.568%	1,890,000	2,254,937
Principal Financial Group, Inc.
05/15/2023	3.125%	667,000	711,409
Reliance Standard Life Global Funding II(a)
09/19/2023	3.850%	4,195,000	4,523,557
05/07/2025	2.750%	4,340,000	4,540,833
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	1,500,000	1,920,324
05/15/2047	4.270%	4,575,000	5,378,732
05/15/2050	3.300%	3,000,000	3,090,051
Unum Group
12/15/2049	4.500%	3,170,000	3,170,291
Total			72,757,262
Lodging 0.1%
Choice Hotels International, Inc.
12/01/2029	3.700%	1,435,000	1,501,434
01/15/2031	3.700%	805,000	849,124

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marriott International, Inc.
12/01/2023	4.150%	3,885,000	4,113,251
10/15/2032	3.500%	3,400,000	3,423,751
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	1,050,000	1,058,177
Total			10,945,737
Media and Entertainment 0.7%
Activision Blizzard, Inc.
09/15/2021	2.300%	795,000	809,924
09/15/2030	1.350%	430,000	421,261
09/15/2050	2.500%	3,310,000	3,105,275
CBS Corp.
05/15/2033	5.500%	1,500,000	1,776,187
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	1,875,000	1,835,839
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	2,275,000	1,774,047
Discovery Communications LLC
03/20/2023	2.950%	1,543,000	1,631,377
09/20/2037	5.000%	1,067,000	1,265,166
09/20/2047	5.200%	759,000	908,953
05/15/2049	5.300%	675,000	825,998
05/15/2050	4.650%	5,065,000	5,780,481
Electronic Arts, Inc.
03/01/2021	3.700%	3,086,000	3,127,678
Fox Corp.
04/08/2030	3.500%	1,989,000	2,243,231
Gray Television, Inc.(a)
05/15/2027	7.000%	2,150,000	2,332,113
Interpublic Group of Companies, Inc. (The)
10/01/2020	3.500%	1,770,000	1,774,257
10/01/2021	3.750%	891,000	921,775
04/15/2024	4.200%	693,000	768,128
03/30/2030	4.750%	1,405,000	1,691,771
Moody’s Corp.
05/20/2050	3.250%	308,000	339,772
Nielsen Finance Co. SARL(a)
10/01/2021	5.500%	51,000	51,170
Nielsen Finance LLC/Co.(a)
04/15/2022	5.000%	2,750,000	2,753,436
RELX Capital, Inc.
05/22/2030	3.000%	202,000	221,897
S&P Global, Inc.
08/15/2060	2.300%	4,650,000	4,296,059
Sinclair Television Group, Inc.(a)
02/15/2027	5.125%	2,185,000	2,130,130
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Viacom, Inc.
04/30/2036	6.875%	1,955,000	2,669,093
03/15/2043	4.375%	500,000	532,637
04/01/2044	5.250%	2,312,000	2,682,132
ViacomCBS, Inc.
01/15/2031	4.950%	775,000	925,286
05/19/2032	4.200%	473,000	538,302
Walt Disney Co. (The)
01/13/2031	2.650%	1,260,000	1,365,765
03/15/2033	6.550%	1,000,000	1,452,482
05/13/2040	3.500%	636,000	715,352
01/13/2051	3.600%	6,387,000	7,295,380
05/13/2060	3.800%	394,000	464,391
Total			61,426,745
Metals and Mining 0.2%
Anglo American Capital PLC(a)
05/14/2025	4.875%	505,000	573,132
04/01/2030	5.625%	149,000	185,359
Freeport-McMoRan, Inc.
03/01/2030	4.250%	2,520,000	2,644,654
Glencore Funding LLC(a)
03/12/2024	4.125%	1,375,000	1,493,850
Glencore Funding LLC(a),(c)
09/01/2030	2.500%	7,689,000	7,543,319
Newcrest Finance Pty Ltd.(a)
05/13/2030	3.250%	412,000	455,431
05/13/2050	4.200%	330,000	392,016
Newmont Corp.
10/01/2030	2.250%	3,215,000	3,360,055
Novelis Corp.(a)
01/30/2030	4.750%	2,115,000	2,146,167
Reliance Steel & Aluminum Co.
08/15/2030	2.150%	415,000	411,565
Southern Copper Corp.
11/08/2022	3.500%	130,000	136,960
04/23/2025	3.875%	600,000	664,159
Steel Dynamics, Inc.
06/15/2025	2.400%	509,000	535,419
Teck Resources Ltd.
08/15/2040	6.000%	730,000	791,147
Volcan Cia Minera SAA(a)
02/02/2022	5.375%	100,000	98,728
Total			21,431,961
Midstream 1.3%
AmeriGas Partners LP/Finance Corp.
05/20/2024	5.625%	2,850,000	3,120,781
08/20/2026	5.875%	2,300,000	2,609,186

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	43

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cheniere Corpus Christi Holdings LLC(a)
11/15/2029	3.700%	1,035,000	1,094,031
Colonial Enterprises, Inc.(a)
05/15/2030	3.250%	3,505,000	3,886,281
Colorado Interstate Gas Co. LLC/Issuing Corp.(a)
08/15/2026	4.150%	2,290,000	2,548,744
Crestwood Midstream Partners LP/Finance Corp.
04/01/2025	5.750%	695,000	663,759
Crestwood Midstream Partners LP/Finance Corp.(a)
05/01/2027	5.625%	1,350,000	1,240,497
Enable Midstream Partners LP
09/15/2029	4.150%	1,569,000	1,457,836
Enbridge, Inc.(i)
07/15/2080	5.750%	1,258,000	1,325,631
Energy Transfer Operating LP
06/01/2021	4.650%	395,000	402,111
03/15/2023	4.250%	1,890,000	1,990,442
01/15/2024	5.875%	2,575,000	2,858,523
06/01/2027	5.500%	1,758,000	1,962,131
06/15/2028	4.950%	1,000,000	1,071,975
05/15/2030	3.750%	6,000,000	5,954,647
04/15/2047	5.300%	1,656,000	1,578,467
Energy Transfer Partners LP
03/15/2035	4.900%	170,000	169,705
10/01/2043	5.950%	280,000	277,255
03/15/2045	5.150%	2,220,000	2,109,717
Energy Transfer Partners LP/Regency Finance Corp.
11/01/2023	4.500%	2,500,000	2,673,424
Enterprise Products Operating LLC
02/01/2022	3.500%	802,000	835,405
02/15/2024	3.900%	500,000	549,231
02/15/2025	3.750%	600,000	670,700
05/15/2046	4.900%	1,617,000	1,879,515
02/15/2052	3.200%	3,070,000	2,907,510
Enterprise Products Operating LLC(i)
08/16/2077	4.875%	673,000	598,970
EQM Midstream Partners LP(a)
07/01/2025	6.000%	2,110,000	2,239,934
Ferrellgas Partners LP/Finance Corp.
05/01/2021	6.500%	350,000	308,871
Kinder Morgan Energy Partners LP
09/01/2024	4.250%	500,000	556,840
03/15/2032	7.750%	635,000	870,946
09/01/2039	6.500%	1,000,000	1,284,154
Magellan Midstream Partners LP
09/15/2046	4.250%	320,000	343,496
Midwest Connector Capital Co., LLC(a)
04/01/2022	3.625%	3,900,000	3,918,733
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPLX LP
12/01/2024	4.875%	325,000	366,662
06/01/2025	4.875%	200,000	228,243
03/01/2026	1.750%	676,000	675,904
03/15/2028	4.000%	1,106,000	1,217,180
08/15/2030	2.650%	473,000	470,265
03/01/2047	5.200%	1,500,000	1,688,180
NGPL PipeCo LLC(a)
08/15/2022	4.375%	151,000	156,514
08/15/2027	4.875%	412,000	450,615
ONEOK Partners LP
10/01/2022	3.375%	625,000	650,773
ONEOK, Inc.
09/15/2025	2.200%	525,000	519,937
07/13/2047	4.950%	2,050,000	1,956,321
03/15/2050	4.500%	6,830,000	6,149,187
01/15/2051	7.150%	1,035,000	1,256,259
Phillips 66 Partners LP
02/15/2045	4.680%	1,300,000	1,363,487
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	1,875,000	2,041,155
12/15/2026	4.500%	1,500,000	1,625,248
12/15/2029	3.550%	1,817,000	1,806,682
09/15/2030	3.800%	968,000	972,876
06/01/2042	5.150%	2,185,000	2,120,951
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	2,435,000	2,456,172
05/15/2030	4.800%	1,500,000	1,474,425
Ruby Pipeline LLC(a)
04/01/2022	6.500%	2,045,454	1,737,674
Sabine Pass Liquefaction LLC
03/15/2027	5.000%	4,565,000	5,204,133
Southern Natural Gas Co. LLC
02/15/2031	7.350%	2,910,000	3,880,602
Suburban Propane Partners LP/Energy Finance Corp.
03/01/2025	5.750%	225,000	230,507
Sunoco Logistics Partners Operations LP
05/15/2045	5.350%	25,000	23,829
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	142,000	129,944
Targa Pipeline Partners LP/Finance Corp.
08/01/2023	5.875%	100,000	96,659
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	512,000	532,364
01/15/2029	6.875%	725,000	801,062
TC PipeLines LP
05/25/2027	3.900%	3,750,000	4,040,136
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	1,000,000	1,027,365

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transcontinental Gas Pipe Line Co. LLC(a)
05/15/2030	3.250%	304,000	331,282
Transcontinental Gas Pipe Line Co. LLC
03/15/2048	4.600%	4,875,000	5,749,748
Williams Companies, Inc. (The)
01/15/2025	3.900%	1,050,000	1,156,011
09/15/2025	4.000%	2,414,000	2,696,921
06/15/2027	3.750%	283,000	312,225
04/15/2040	6.300%	2,520,000	3,187,133
Williams Partners LP
03/04/2024	4.300%	2,787,000	3,061,487
Total			119,805,566
Natural Gas 0.2%
Boston Gas Co.(a)
08/01/2027	3.150%	1,472,000	1,645,630
KeySpan Corp.
11/15/2030	8.000%	670,000	928,563
NiSource, Inc.
05/01/2030	3.600%	1,483,000	1,708,982
02/15/2031	1.700%	3,730,000	3,694,164
06/15/2041	5.950%	409,000	580,651
Piedmont Natural Gas Co., Inc.
06/01/2050	3.350%	480,000	530,045
Sempra Energy
02/01/2038	3.800%	1,020,000	1,167,696
02/01/2048	4.000%	1,420,000	1,645,382
Sempra Energy(i)
12/31/2049	4.875%	792,000	825,967
Southern Co. Gas Capital Corp.
05/30/2047	4.400%	470,000	572,149
Washington Gas Light Co.
09/15/2049	3.650%	1,010,000	1,143,560
Total			14,442,789
Office REIT 0.2%
Alexandria Real Estate Equities, Inc.
02/01/2033	1.875%	2,430,000	2,416,119
Boston Properties LP
02/01/2023	3.850%	2,500,000	2,670,799
01/30/2031	3.250%	725,000	792,108
Columbia Property Trust Operating Partnership LP
04/01/2025	4.150%	172,000	181,459
08/15/2026	3.650%	323,000	336,641
Highwoods Realty LP
06/15/2021	3.200%	593,000	600,238
Hudson Pacific Properties LP
11/01/2027	3.950%	2,340,000	2,530,344
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kilroy Realty LP
12/15/2024	3.450%	721,000	760,829
Piedmont Operating Partnership LP
08/15/2030	3.150%	4,508,000	4,420,181
Select Income REIT
05/15/2024	4.250%	1,865,000	1,894,867
SL Green Operating Partnership LP
10/15/2022	3.250%	2,260,000	2,306,880
Total			18,910,465
Oil Field Services 0.1%
Halliburton Co.
08/01/2023	3.500%	20,000	21,316
11/15/2025	3.800%	17,000	18,626
11/15/2035	4.850%	1,000,000	1,110,192
National Oilwell Varco, Inc.
12/01/2029	3.600%	2,710,000	2,669,142
Schlumberger Holdings Corp.(a)
12/21/2025	4.000%	763,000	848,947
05/17/2028	3.900%	2,053,000	2,246,714
Schlumberger Investment SA(a)
08/01/2022	2.400%	850,000	873,787
Schlumberger Investment SA
06/26/2030	2.650%	1,690,000	1,728,013
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	994,500	889,749
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	1,115,000	923,887
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	361,400	324,805
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	549,000	568,120
Total			12,223,298
Other Financial Institutions 0.1%
LeasePlan Corp NV(a)
10/24/2024	2.875%	3,440,000	3,591,419
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)
09/19/2022	2.652%	3,905,000	4,025,179
ORIX Corp.
12/04/2024	3.250%	1,560,000	1,696,948
Total			9,313,546
Other Industry 0.4%
AECOM
03/15/2027	5.125%	3,450,000	3,793,523

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	45

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke University
10/01/2044	2.682%	2,400,000	2,501,832
10/01/2055	2.832%	1,000,000	1,067,000
Five Point Operating Co. LP/Capital Corp.(a)
11/15/2025	7.875%	2,350,000	2,383,242
Greystar Real Estate Partners LLC(a)
12/01/2025	5.750%	2,175,000	2,226,520
Massachusetts Institute of Technology
07/01/2114	4.678%	1,768,000	2,627,328
07/01/2116	3.885%	1,850,000	2,300,278
Northwestern University
12/01/2057	3.662%	1,350,000	1,702,476
PowerTeam Services LLC(a)
12/04/2025	9.033%	2,088,000	2,222,346
President and Fellows of Harvard College
07/15/2046	3.150%	3,031,000	3,473,162
07/15/2056	3.300%	2,230,000	2,697,869
Trustees of the University of Pennsylvania (The)
09/01/2112	4.674%	1,620,000	2,347,443
University of Southern California
10/01/2039	3.028%	4,525,000	4,960,443
Total			34,303,462
Other REIT 0.2%
American Campus Communities Operating Partnership LP
04/15/2023	3.750%	2,400,000	2,516,341
07/01/2024	4.125%	3,865,000	4,177,461
CyrusOne LP/Finance Corp.
11/15/2024	2.900%	1,000,000	1,067,895
ESH Hospitality, Inc.(a)
10/01/2027	4.625%	2,215,000	2,215,096
Host Hotels & Resorts LP
06/15/2025	4.000%	1,050,000	1,097,904
02/01/2026	4.500%	520,000	555,720
Life Storage LP
12/15/2027	3.875%	2,000,000	2,218,551
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
06/01/2025	7.500%	2,150,000	2,308,086
Prologis LP
04/15/2030	2.250%	715,000	764,695
04/15/2050	3.000%	600,000	653,980
Total			17,575,729
Other Utility 0.0%
Essential Utilities, Inc.
04/15/2030	2.704%	155,000	167,528
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.1%
Amcor Finance USA, Inc.
05/15/2028	4.500%	1,600,000	1,885,642
Ball Corp.
11/15/2023	4.000%	300,000	319,518
03/15/2026	4.875%	600,000	673,557
Berry Global, Inc.
07/15/2023	5.125%	72,000	72,920
CCL Industries, Inc.(a)
06/01/2030	3.050%	3,285,000	3,416,643
OI European Group BV(a)
03/15/2023	4.000%	134,000	135,961
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	2,250,000	2,282,985
Sealed Air Corp.(a)
12/01/2027	4.000%	1,500,000	1,598,979
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	2,785,000	2,938,223
Total			13,324,428
Paper 0.1%
Cascades, Inc./USA(a)
01/15/2028	5.375%	1,050,000	1,118,274
Celulosa Arauco y Constitucion SA
11/02/2027	3.875%	700,000	746,122
Celulosa Arauco y Constitucion SA(a)
04/30/2029	4.250%	500,000	533,699
Georgia-Pacific LLC(a)
11/15/2021	3.163%	1,000,000	1,027,449
04/30/2030	2.300%	2,000,000	2,124,736
International Paper Co.
08/15/2047	4.400%	620,000	747,289
Inversiones CMPC SA(a)
04/04/2027	4.375%	1,025,000	1,145,630
Packaging Corp. of America
12/15/2049	4.050%	660,000	792,373
Plum Creek Timberlands LP
03/15/2023	3.250%	1,630,000	1,743,040
Suzano Austria GmbH
01/15/2029	6.000%	275,000	311,990
01/15/2030	5.000%	825,000	883,149
WRKCo, Inc.
06/15/2033	3.000%	843,000	916,050
Total			12,089,801

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.6%
AbbVie, Inc.
11/06/2022	2.900%	5,147,000	5,409,219
05/14/2035	4.500%	2,736,000	3,372,359
05/14/2036	4.300%	750,000	895,550
11/06/2042	4.400%	3,836,000	4,625,267
05/14/2045	4.700%	1,365,000	1,704,196
05/14/2046	4.450%	511,000	619,871
11/14/2048	4.875%	600,000	769,138
AbbVie, Inc.(a)
11/21/2022	2.300%	3,500,000	3,633,655
03/15/2025	3.800%	2,980,000	3,330,259
11/21/2026	2.950%	870,000	955,712
03/15/2035	4.550%	4,329,000	5,372,483
11/21/2039	4.050%	7,611,000	8,888,337
10/01/2042	4.625%	1,000,000	1,230,509
11/21/2049	4.250%	6,830,000	8,238,957
Amgen, Inc.
02/21/2025	1.900%	245,000	257,487
10/01/2041	4.950%	1,150,000	1,525,190
Bausch Health Companies, Inc.(a)
03/01/2023	5.500%	700,000	699,162
04/15/2025	6.125%	1,475,000	1,516,606
11/01/2025	5.500%	500,000	516,042
02/15/2029	6.250%	2,200,000	2,299,076
01/30/2030	5.250%	1,815,000	1,802,157
Bayer US Finance II LLC(a),(b)
3-month USD LIBOR + 0.630% 06/25/2021	0.927%	1,825,000	1,829,172
Bayer US Finance II LLC(a)
06/25/2021	3.500%	800,000	817,303
07/15/2024	3.375%	3,555,000	3,861,914
12/15/2025	4.250%	1,445,000	1,662,251
12/15/2028	4.375%	4,480,000	5,257,338
06/25/2038	4.625%	1,000,000	1,187,467
06/25/2048	4.875%	4,860,000	6,011,612
Bayer US Finance LLC(a)
10/08/2021	3.000%	2,067,000	2,119,192
10/08/2024	3.375%	520,000	568,550
Biogen, Inc.
05/01/2050	3.150%	121,000	122,795
Bristol-Myers Squibb Co.
08/15/2025	3.875%	690,000	794,168
06/15/2039	4.125%	1,372,000	1,761,526
05/15/2044	4.625%	555,000	749,647
08/15/2045	5.000%	1,140,000	1,628,019
11/15/2047	4.350%	2,060,000	2,741,273
02/20/2048	4.550%	395,000	543,430
10/26/2049	4.250%	985,000	1,316,767
Eli Lilly and Co.
09/15/2060	2.500%	5,769,000	5,524,640
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Johnson & Johnson
09/01/2025	0.550%	528,000	529,451
09/01/2027	0.950%	532,000	536,963
12/05/2033	4.375%	1,975,000	2,589,182
03/03/2037	3.625%	2,280,000	2,788,217
01/15/2038	3.400%	2,790,000	3,305,089
09/01/2040	2.100%	662,000	662,517
09/01/2050	2.250%	5,246,000	5,162,237
Mylan NV
12/15/2020	3.750%	49,000	49,222
Mylan, Inc.(a)
01/15/2023	3.125%	2,480,000	2,617,367
Mylan, Inc.
04/15/2048	5.200%	4,503,000	5,632,344
Novartis Capital Corp.
08/14/2050	2.750%	1,650,000	1,755,299
Perrigo Finance Unlimited Co.
06/15/2030	3.150%	540,000	569,005
Pfizer, Inc.
05/28/2040	2.550%	457,000	479,161
05/28/2050	2.700%	446,000	464,402
Regeneron Pharmaceuticals, Inc.
09/15/2030	1.750%	1,394,000	1,365,416
09/15/2050	2.800%	4,039,000	3,866,024
Royalty Pharma PLC(a),(c)
09/02/2025	1.200%	400,000	399,394
09/02/2027	1.750%	507,000	507,224
09/02/2040	3.300%	1,250,000	1,229,229
09/02/2050	3.550%	4,620,000	4,477,640
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	2,640,000	2,809,895
Takeda Pharmaceutical Co., Ltd.
11/26/2021	4.000%	1,293,000	1,345,487
03/31/2030	2.050%	1,035,000	1,052,492
07/09/2040	3.025%	2,000,000	2,082,664
07/09/2050	3.175%	275,000	281,810
07/09/2060	3.375%	325,000	334,319
Upjohn, Inc.(a)
06/22/2040	3.850%	6,013,000	6,549,616
06/22/2050	4.000%	1,193,000	1,306,079
Total			150,906,041
Property & Casualty 0.5%
American Financial Group, Inc.
08/15/2026	3.500%	2,675,000	2,898,157
Arch Capital Finance LLC
12/15/2046	5.031%	970,000	1,247,070
Arch Capital Group Ltd.
06/30/2050	3.635%	2,452,000	2,642,098

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	47

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Assurant, Inc.
09/27/2023	4.200%	2,360,000	2,536,288
02/22/2030	3.700%	1,057,000	1,096,147
Berkshire Hathaway Finance Corp.
01/15/2049	4.250%	1,500,000	1,948,544
Berkshire Hathaway, Inc.
03/15/2026	3.125%	4,850,000	5,433,266
CNA Financial Corp.
08/15/2021	5.750%	925,000	969,537
08/15/2027	3.450%	3,828,000	4,232,861
Fairfax Financial Holdings Ltd.
04/17/2028	4.850%	816,000	900,775
Fairfax US, Inc.(a)
08/13/2024	4.875%	573,000	601,845
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	800,000	983,640
07/15/2048	7.200%	1,290,000	1,900,266
Farmers Exchange Capital II(a),(i)
Subordinated
11/01/2053	6.151%	2,700,000	3,405,072
Farmers Insurance Exchange(a)
05/01/2024	8.625%	1,165,000	1,396,000
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	275,000	301,635
10/15/2050	3.951%	2,396,000	2,687,313
Markel Corp.
05/20/2049	5.000%	5,095,000	6,710,649
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	2.603%	1,725,000	1,716,156
Nationwide Mutual Insurance Co.(a)
Subordinated
04/30/2050	4.350%	1,605,000	1,786,583
Travelers Companies, Inc. (The)
05/30/2047	4.000%	215,000	267,045
WR Berkley Corp.
05/12/2050	4.000%	1,480,000	1,714,921
XLIT Ltd.
03/31/2045	5.500%	613,000	839,225
Subordinated
03/31/2025	4.450%	1,887,000	2,122,348
Total			50,337,441
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.2%
Burlington Northern Santa Fe LLC
03/15/2043	4.450%	315,000	409,685
09/01/2043	5.150%	989,000	1,397,579
08/01/2046	3.900%	1,440,000	1,783,465
Canadian Pacific Railway Ltd.
01/15/2022	4.500%	600,000	631,633
CSX Corp.
05/30/2042	4.750%	500,000	639,808
08/01/2054	4.500%	245,000	322,185
11/01/2066	4.250%	2,500,000	3,102,583
Kansas City Southern
05/01/2050	3.500%	3,280,000	3,385,051
Norfolk Southern Corp.
08/01/2025	3.650%	607,000	686,796
Union Pacific Corp.
08/15/2059	3.950%	2,110,000	2,507,059
Total			14,865,844
Refining 0.1%
Marathon Petroleum Corp.
03/01/2021	5.125%	1,000,000	1,022,714
04/01/2024	5.125%	1,225,000	1,249,382
05/01/2025	4.700%	601,000	685,245
09/15/2054	5.000%	328,000	362,191
Valero Energy Corp.
04/15/2025	2.850%	2,292,000	2,451,774
Total			5,771,306
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2025	5.000%	2,095,000	2,148,213
Brinker International, Inc.(a)
10/01/2024	5.000%	1,425,000	1,418,183
McDonald’s Corp.
05/01/2043	3.625%	165,000	183,057
09/01/2049	3.625%	1,545,000	1,739,443
Total			5,488,896
Retail REIT 0.1%
Brixmor Operating Partnership LP
07/01/2030	4.050%	365,000	392,439
Federal Realty Investment Trust
06/01/2030	3.500%	690,000	747,367
Kimco Realty Corp.
11/01/2022	3.400%	290,000	306,355
03/01/2024	2.700%	2,158,000	2,248,187
10/01/2049	3.700%	2,812,000	2,775,910

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Realty Income Corp.
01/15/2031	3.250%	844,000	940,064
Regency Centers LP
06/15/2030	3.700%	853,000	939,086
Retail Properties of America, Inc.
09/15/2030	4.750%	716,000	709,619
Scentre Group Trust 1/Trust 2(a)
01/28/2026	3.625%	845,000	904,015
Spirit Realty LP
02/15/2031	3.200%	3,000,000	2,937,735
Total			12,900,777
Retailers 0.4%
Alimentation Couche-Tard, Inc.(a)
07/26/2022	2.700%	2,100,000	2,164,774
07/26/2027	3.550%	2,000,000	2,221,941
Asbury Automotive Group, Inc.(a)
03/01/2030	4.750%	740,000	766,730
AutoNation, Inc.
01/15/2021	3.350%	660,000	662,652
11/15/2024	3.500%	2,185,000	2,316,491
10/01/2025	4.500%	2,465,000	2,734,395
AutoZone, Inc.
04/21/2026	3.125%	415,000	456,953
01/15/2031	1.650%	1,175,000	1,160,880
Best Buy Co., Inc.
10/01/2028	4.450%	1,990,000	2,352,544
Dollar General Corp.
04/03/2030	3.500%	295,000	337,795
Falabella SA(a)
10/30/2027	3.750%	450,000	473,408
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	1,581,000	1,577,395
Home Depot, Inc. (The)
04/15/2040	3.300%	1,105,000	1,260,279
12/06/2048	4.500%	784,000	1,048,397
L Brands, Inc.
02/15/2022	5.625%	2,225,000	2,291,946
10/15/2023	5.625%	400,000	416,980
Lowe’s Companies, Inc.
04/15/2046	3.700%	600,000	680,046
PetSmart, Inc.(a)
06/01/2025	5.875%	2,518,000	2,592,998
PVH Corp.(a)
07/10/2025	4.625%	2,730,000	2,798,581
Ralph Lauren Corp.
06/15/2022	1.700%	555,000	565,557
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rite Aid Corp.(a)
11/15/2026	8.000%	608,000	619,854
Walgreens Boots Alliance, Inc.
06/01/2026	3.450%	985,000	1,081,971
11/18/2044	4.800%	1,560,000	1,708,565
04/15/2050	4.100%	928,000	934,184
Total			33,225,316
Supermarkets 0.1%
Ahold Finance U.S.A. LLC
05/01/2029	6.875%	1,800,000	2,535,374
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
02/15/2028	5.875%	1,120,000	1,214,319
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/LLC(a)
03/15/2029	3.500%	2,255,000	2,272,488
Kroger Co. (The)
04/15/2042	5.000%	969,000	1,219,948
01/15/2048	4.650%	2,161,000	2,749,808
Total			9,991,937
Supranational 0.2%
Corporación Andina de Fomento
09/27/2021	2.125%	4,455,000	4,514,860
06/15/2022	4.375%	400,000	423,243
01/06/2023	2.750%	3,000,000	3,114,771
Inter-American Development Bank
10/15/2025	6.800%	2,500,000	3,235,921
07/15/2027	6.750%	4,000,000	5,458,162
International Bank for Reconstruction & Development(k)
09/17/2030	0.000%	1,550,000	1,350,681
North American Development Bank
10/26/2022	2.400%	514,000	534,566
Total			18,632,204
Technology 1.7%
Alphabet, Inc.
08/15/2040	1.900%	1,365,000	1,330,135
08/15/2050	2.050%	5,371,000	5,106,147
Analog Devices, Inc.
12/05/2026	3.500%	89,000	101,329
Apple, Inc.
02/09/2027	3.350%	635,000	727,210
02/09/2045	3.450%	1,125,000	1,315,221
09/12/2047	3.750%	2,255,000	2,737,197
11/13/2047	3.750%	1,305,000	1,585,040
05/11/2050	2.650%	6,670,000	6,892,353
08/20/2050	2.400%	4,640,000	4,620,407
08/20/2060	2.550%	1,284,000	1,275,754
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	1,600,000	1,728,297

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	49

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Broadcom, Inc.
10/15/2022	3.125%	1,150,000	1,205,610
10/15/2024	3.625%	2,225,000	2,439,995
11/15/2025	3.150%	1,635,000	1,770,855
09/15/2026	3.459%	6,436,000	7,058,443
04/15/2029	4.750%	2,700,000	3,171,300
04/15/2030	5.000%	4,020,000	4,787,487
11/15/2030	4.150%	3,050,000	3,441,699
Broadridge Financial Solutions, Inc.
12/01/2029	2.900%	1,000,000	1,090,621
CommScope Technologies LLC(a)
06/15/2025	6.000%	2,987,000	3,063,007
03/15/2027	5.000%	2,575,000	2,573,988
Corning, Inc.
11/15/2079	5.450%	465,000	590,755
Dell International LLC/EMC Corp.(a)
06/15/2026	6.020%	870,000	1,021,339
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)
06/15/2021	4.420%	1,163,000	1,192,946
DXC Technology Co.
04/15/2025	4.125%	735,000	795,818
Equifax, Inc.
12/15/2025	2.600%	240,000	257,728
Equinix, Inc.
07/15/2027	1.800%	930,000	947,686
Everi Payments, Inc.(a)
12/15/2025	7.500%	1,161,000	1,145,506
Fiserv, Inc.
07/01/2024	2.750%	725,000	778,476
07/01/2026	3.200%	1,011,000	1,132,712
Flex Ltd.
02/01/2026	3.750%	2,910,000	3,162,632
06/15/2029	4.875%	3,400,000	3,896,644
Genpact Luxembourg SARL
04/01/2022	3.700%	3,425,000	3,507,922
Global Payments, Inc.
02/15/2025	2.650%	3,000,000	3,208,973
Hewlett Packard Enterprise Co.
04/01/2024	1.450%	2,715,000	2,747,538
10/01/2024	4.650%	2,850,000	3,222,670
Hewlett-Packard Enterprise Co.
10/05/2021	3.500%	155,000	159,629
HP, Inc.
06/17/2027	3.000%	3,750,000	4,066,120
Infor, Inc.(a)
07/15/2023	1.450%	2,529,000	2,575,360
07/15/2025	1.750%	593,000	614,969
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intel Corp.
12/08/2047	3.734%	2,500,000	2,977,978
11/15/2049	3.250%	3,411,000	3,818,469
03/25/2050	4.750%	1,540,000	2,130,857
02/15/2060	3.100%	475,000	509,526
International Business Machines Corp.
05/15/2026	3.300%	2,000,000	2,271,190
05/15/2050	2.950%	732,000	759,634
Jabil, Inc.
01/15/2031	3.000%	735,000	746,683
Marvell Technology Group Ltd.
06/22/2023	4.200%	3,740,000	4,047,206
Microchip Technology, Inc.
06/01/2021	3.922%	1,845,000	1,885,973
Microchip Technology, Inc.(a)
09/01/2023	2.670%	6,284,000	6,510,592
Microsoft Corp.
08/08/2026	2.400%	1,758,000	1,921,859
11/03/2045	4.450%	811,000	1,126,442
08/08/2046	3.700%	2,500,000	3,121,576
06/01/2050	2.525%	632,000	662,755
02/12/2055	4.000%	960,000	1,279,469
02/06/2057	4.500%	3,330,000	4,765,472
NetApp, Inc.
06/22/2025	1.875%	2,847,000	2,965,105
NVIDIA Corp.
04/01/2040	3.500%	467,000	538,014
04/01/2050	3.500%	622,000	706,071
04/01/2060	3.700%	480,000	561,213
NXP BV/Funding LLC(a)
03/01/2026	5.350%	1,056,000	1,262,916
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	415,000	460,866
Oracle Corp.
04/01/2040	3.600%	1,798,000	2,034,107
11/15/2047	4.000%	1,557,000	1,838,299
04/01/2050	3.600%	1,685,000	1,886,551
Panasonic Corp.(a)
07/19/2022	2.536%	3,975,000	4,101,818
PayPal Holdings, Inc.
10/01/2026	2.650%	2,000,000	2,194,227
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	950,000	1,044,801
Seagate HDD Cayman
03/01/2024	4.875%	2,305,000	2,524,959
ServiceNow, Inc.
09/01/2030	1.400%	5,807,000	5,717,952
SS&C Technologies, Inc.(a)
09/30/2027	5.500%	500,000	534,747

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tencent Holdings Ltd.(a)
06/03/2030	2.390%	1,000,000	1,035,963
Texas Instruments, Inc.
09/04/2029	2.250%	985,000	1,058,910
Xilinx, Inc.
06/01/2030	2.375%	1,081,000	1,159,731
Total			163,209,449
Tobacco 0.3%
Altria Group, Inc.
02/14/2026	4.400%	1,578,000	1,827,884
02/14/2029	4.800%	500,000	597,959
05/06/2030	3.400%	1,280,000	1,411,535
02/14/2039	5.800%	310,000	396,281
02/14/2049	5.950%	308,000	417,291
BAT Capital Corp.
09/06/2026	3.215%	750,000	812,669
08/15/2027	3.557%	569,000	620,509
08/15/2047	4.540%	5,800,000	6,298,020
Imperial Brands Finance PLC(a)
07/21/2022	3.750%	1,007,000	1,050,642
Philip Morris International, Inc.
08/21/2042	3.875%	569,000	651,761
Reynolds American, Inc.
06/12/2025	4.450%	1,325,000	1,508,409
08/04/2041	7.000%	1,170,000	1,477,838
09/15/2043	6.150%	520,000	654,920
08/15/2045	5.850%	4,520,000	5,607,946
Vector Group Ltd.(a)
02/01/2025	6.125%	3,350,000	3,398,448
Total			26,732,112
Transportation Services 0.4%
Element Fleet Management Corp.(a)
06/15/2025	3.850%	2,795,000	2,953,138
ERAC U.S.A. Finance LLC(a)
10/01/2020	5.250%	2,500,000	2,503,108
11/15/2024	3.850%	2,500,000	2,748,047
12/01/2026	3.300%	3,435,000	3,743,283
03/15/2042	5.625%	1,689,000	2,081,508
11/01/2046	4.200%	1,041,000	1,121,109
FedEx Corp.
01/15/2024	4.000%	2,500,000	2,772,738
05/15/2030	4.250%	508,000	608,674
02/01/2035	3.900%	392,000	449,740
02/15/2048	4.050%	1,257,000	1,409,879
FedEx Corp. Pass-Through Trust
Series 2020-1 Class AA
02/20/2034	1.875%	764,000	767,785
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penske Truck Leasing Co., LP/Finance Corp.(a)
04/01/2021	3.300%	2,000,000	2,028,136
02/01/2022	3.375%	1,200,000	1,240,354
08/01/2023	4.125%	5,245,000	5,691,351
07/15/2025	4.000%	905,000	1,015,382
01/29/2026	4.450%	1,120,000	1,280,523
Ryder System, Inc.
06/09/2023	3.750%	1,609,000	1,733,278
12/01/2023	3.875%	2,315,000	2,526,438
06/01/2025	4.625%	2,395,000	2,760,272
TTX Co.(a)
01/15/2025	3.600%	1,620,000	1,790,413
Total			41,225,156
Wireless 0.6%
America Movil SAB de CV
07/16/2022	3.125%	200,000	208,390
American Tower Corp.
02/15/2024	5.000%	665,000	759,212
Crown Castle International Corp.
07/01/2050	4.150%	375,000	446,555
Digicel Group 0.5 Ltd.(h)
04/01/2024	10.000%	289,828	219,726
Digicel Group 0.5 Ltd.(a),(h)
04/01/2025	8.000%	93,440	33,320
Digicel International Finance Ltd./Holdings Bermuda Ltd.(a)
05/25/2024	8.750%	1,725,000	1,739,451
SK Telecom Co., Ltd.(a)
04/16/2023	3.750%	2,490,000	2,677,176
Sprint Capital Corp.
11/15/2028	6.875%	1,625,000	2,076,455
03/15/2032	8.750%	275,000	414,750
Sprint Corp.
09/15/2023	7.875%	216,000	251,340
06/15/2024	7.125%	3,800,000	4,417,329
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	4,253,125	4,301,247
03/20/2025	4.738%	7,340,000	7,990,481
T-Mobile USA, Inc.
03/01/2023	6.000%	524,000	524,963
04/15/2024	6.000%	837,000	853,956
03/01/2025	6.375%	2,800,000	2,859,500
02/01/2028	4.750%	961,000	1,035,158
T-Mobile USA, Inc.(a)
04/15/2027	3.750%	654,000	740,255
02/15/2028	2.050%	607,000	624,239
04/15/2030	3.875%	3,143,000	3,601,366
02/15/2031	2.550%	2,205,000	2,304,453
04/15/2040	4.375%	5,928,000	7,135,210
04/15/2050	4.500%	1,020,000	1,245,698

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	51

Portfolio of Investments  (continued)
August 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vodafone Group PLC
05/30/2048	5.250%	2,440,000	3,188,009
06/19/2049	4.875%	3,295,000	4,114,958
09/17/2050	4.250%	920,000	1,074,600
Total			54,837,797
Wirelines 1.1%
AT&T, Inc.
02/01/2028	1.650%	1,231,000	1,247,885
02/15/2030	4.300%	1,375,000	1,642,370
06/01/2031	2.750%	1,389,000	1,478,440
05/15/2035	4.500%	1,110,000	1,323,435
03/01/2037	5.250%	7,735,000	9,762,142
03/01/2039	4.850%	5,326,000	6,504,527
09/01/2040	5.350%	700,000	897,945
06/01/2041	3.500%	684,000	724,539
02/01/2043	3.100%	4,467,000	4,452,301
06/15/2044	4.800%	6,830,000	8,232,128
05/15/2046	4.750%	2,220,000	2,660,680
11/15/2046	5.150%	2,390,000	2,999,396
03/01/2047	5.450%	2,630,000	3,450,313
03/09/2049	4.550%	8,000,000	9,467,099
06/01/2051	3.650%	3,810,000	4,022,800
02/01/2052	3.300%	1,855,000	1,838,763
C&W Senior Financing DAC(a)
09/15/2027	6.875%	385,000	403,804
CenturyLink, Inc.
06/15/2021	6.450%	2,000,000	2,068,574
Deutsche Telekom AG(a)
01/21/2050	3.625%	520,000	580,145
Embarq Corp.
06/01/2036	7.995%	1,900,000	2,277,238
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	2,465,000	2,439,002
Level 3 Financing, Inc.
02/01/2023	5.625%	766,000	766,592
Level 3 Financing, Inc.(a)
09/15/2027	4.625%	461,000	482,867
Qwest Corp.
12/01/2021	6.750%	2,375,000	2,515,276
09/15/2025	7.250%	3,978,000	4,617,290
Telecom Italia Capital SA
06/04/2038	7.721%	1,700,000	2,371,323
Verizon Communications, Inc.
02/15/2025	3.376%	2,622,000	2,932,734
12/03/2029	4.016%	530,000	636,127
08/10/2033	4.500%	3,130,000	3,965,499
11/01/2034	4.400%	2,000,000	2,503,108
01/15/2036	4.272%	8,870,000	10,875,760
08/21/2046	4.862%	2,265,000	3,066,238
09/15/2048	4.522%	1,570,000	2,065,953
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/22/2050	4.000%	290,000	363,683
Total			105,635,976
Total Corporate Bonds & Notes (Cost $2,941,453,331)			3,136,694,823

Foreign Government Obligations(l) 3.2%

Argentina 0.1%
Argentine Republic Government International Bond(j)
04/22/2021	0.000%	3,950,000	1,914,640
01/26/2022	0.000%	550,000	260,501
01/11/2023	0.000%	3,875,000	1,824,552
04/22/2026	0.000%	2,000,000	913,209
01/26/2027	0.000%	700,000	311,138
12/31/2033	0.000%	2,537,689	1,328,827
12/31/2033	0.000%	1,934,812	1,011,320
Provincia de Buenos Aires(a),(j)
06/09/2021	0.000%	3,370,000	1,596,559
02/15/2023	0.000%	1,070,000	493,135
YPF SA(a)
03/23/2025	8.500%	323,000	279,922
Total			9,933,803
Azerbaijan 0.0%
Southern Gas Corridor CJSC(a)
03/24/2026	6.875%	650,000	778,247
Bermuda 0.0%
Bermuda Government International Bond(a)
08/20/2030	2.375%	1,105,000	1,128,910
Brazil 0.2%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%	2,320,000	2,380,331
Brazilian Government International Bond
04/07/2026	6.000%	225,000	264,100
01/13/2028	4.625%	1,650,000	1,823,899
05/30/2029	4.500%	2,000,000	2,169,814
06/12/2030	3.875%	1,450,000	1,486,735
01/20/2034	8.250%	150,000	207,427
01/07/2041	5.625%	800,000	900,802
Centrais Eletricas Brasileiras SA(a)
02/04/2025	3.625%	1,600,000	1,603,420
Petrobras Global Finance BV
05/23/2026	8.750%	400,000	505,678
01/17/2027	7.375%	4,350,000	5,152,881
Total			16,495,087
Canada 0.1%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	2,200,000	2,127,853

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Province of British Columbia
09/01/2036	7.250%	2,000,000	3,497,516
Province of Manitoba
06/22/2026	2.125%	300,000	322,952
Province of Quebec(i)
02/27/2026	7.140%	1,230,000	1,635,538
03/02/2026	7.485%	2,000,000	2,687,199
Total			10,271,058
Chile 0.1%
Corporación Nacional del Cobre de Chile(a)
01/14/2030	3.150%	499,000	530,272
Corporación Nacional del Cobre de Chile(a)
09/16/2025	4.500%	500,000	565,082
08/01/2027	3.625%	740,000	810,219
11/04/2044	4.875%	200,000	252,137
Empresa Nacional del Petroleo(a)
08/05/2026	3.750%	750,000	802,473
11/06/2029	5.250%	450,000	525,961
Total			3,486,144
Colombia 0.1%
Colombia Government International Bond
01/28/2026	4.500%	605,000	672,589
04/25/2027	3.875%	1,599,000	1,743,124
03/15/2029	4.500%	250,000	282,740
01/30/2030	3.000%	200,000	205,905
06/15/2045	5.000%	1,569,000	1,882,125
05/15/2049	5.200%	826,000	1,029,911
Ecopetrol SA
04/29/2030	6.875%	2,000,000	2,410,922
Total			8,227,316
Croatia 0.0%
Croatia Government International Bond(a)
04/04/2023	5.500%	500,000	555,730
01/26/2024	6.000%	500,000	580,602
01/26/2024	6.000%	300,000	348,361
Total			1,484,693
Dominican Republic 0.1%
Dominican Republic International Bond(a)
05/06/2021	7.500%	1,333,334	1,382,183
05/06/2021	7.500%	33,333	34,554
01/27/2025	5.500%	100,000	104,785
01/27/2025	5.500%	100,000	104,785
01/29/2026	6.875%	1,000,000	1,111,309
01/25/2027	5.950%	450,000	482,717
07/19/2028	6.000%	1,684,000	1,815,286
07/19/2028	6.000%	1,400,000	1,509,145
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/30/2030	4.500%	2,225,000	2,200,854
Total			8,745,618
Egypt 0.1%
Egypt Government International Bond(a)
02/21/2023	5.577%	650,000	671,961
06/11/2025	5.875%	250,000	257,807
01/31/2027	7.500%	2,750,000	2,942,964
02/21/2028	6.588%	3,900,000	3,929,970
02/21/2028	6.588%	600,000	604,611
05/29/2032	7.625%	1,350,000	1,376,399
Total			9,783,712
France 0.0%
Dexia Credit Local SA(a)
09/26/2023	3.250%	1,500,000	1,627,474
Gabon 0.0%
Gabon Government International Bond(a)
02/06/2031	6.625%	320,000	309,343
Ghana 0.0%
Ghana Government International Bond(a)
02/11/2027	6.375%	3,200,000	3,011,976
Hong Kong 0.0%
CNAC HK Finbridge Co., Ltd.(a)
03/14/2028	5.125%	1,850,000	2,185,213
06/19/2029	3.875%	400,000	443,022
Total			2,628,235
Hungary 0.0%
Hungary Government International Bond
03/29/2021	6.375%	222,000	229,369
11/22/2023	5.750%	2,000,000	2,298,288
Total			2,527,657
India 0.0%
Export-Import Bank of India(a)
08/05/2026	3.375%	860,000	913,742
02/01/2028	3.875%	1,025,000	1,090,806
Power Finance Corp., Ltd.(a)
12/06/2028	6.150%	546,000	623,647
Total			2,628,195
Indonesia 0.3%
Indonesia Government International Bond
02/14/2030	2.850%	560,000	592,050
Indonesia Government International Bond(a)
01/17/2038	7.750%	1,000,000	1,582,862
07/18/2047	4.750%	1,000,000	1,258,695

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	53

Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lembaga Pembiayaan Ekspor Indonesia(a)
04/06/2024	3.875%	1,450,000	1,536,474
Perusahaan Penerbit SBSN Indonesia III(a)
03/01/2028	4.400%	500,000	577,228
02/20/2029	4.450%	1,400,000	1,638,107
PT Hutama Karya Persero(a)
05/11/2030	3.750%	800,000	876,724
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%	770,000	957,455
PT Pertamina Persero(a)
01/21/2030	3.100%	1,200,000	1,237,814
01/21/2030	3.100%	625,000	644,695
08/25/2030	3.100%	2,174,000	2,257,938
05/20/2043	5.625%	250,000	303,447
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%	525,000	575,802
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%	5,000,000	5,450,219
05/21/2028	5.450%	2,000,000	2,365,314
05/21/2028	5.450%	500,000	591,329
01/25/2029	5.375%	200,000	237,118
Total			22,683,271
Iraq 0.0%
Iraq International Bond(a)
03/09/2023	6.752%	1,300,000	1,269,842
01/15/2028	5.800%	703,125	660,034
Total			1,929,876
Israel 0.1%
Israel Electric Corp., Ltd.(a)
08/14/2028	4.250%	3,100,000	3,528,262
Italy 0.3%
Republic of Italy
09/27/2023	6.875%	15,850,000	18,495,273
Republic of Italy Government International Bond
06/15/2033	5.375%	8,270,000	10,395,020
Total			28,890,293
Ivory Coast 0.0%
Ivory Coast Government International Bond(a),(i)
12/31/2032	5.750%	830,000	811,482
Japan 0.0%
Japan Bank for International Cooperation
05/23/2024	2.500%	600,000	644,509
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Japan Finance Organization for Municipalities(a)
04/20/2022	2.625%	1,600,000	1,655,925
03/12/2024	3.000%	400,000	433,096
Total			2,733,530
Jordan 0.0%
Jordan Government International Bond(a)
07/07/2030	5.850%	500,000	506,688
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
04/24/2025	4.750%	950,000	1,051,438
04/19/2027	4.750%	1,725,000	1,944,732
04/19/2027	4.750%	300,000	338,214
04/24/2030	5.375%	2,362,000	2,832,766
04/24/2030	5.375%	500,000	599,654
04/19/2047	5.750%	779,000	976,958
Total			7,743,762
Kenya 0.0%
Kenya Government International Bond(a)
05/22/2027	7.000%	400,000	401,446
Mexico 0.5%
Banco Nacional de Comercio Exterior SNC(a),(i)
Subordinated
08/11/2026	3.800%	400,000	400,141
Mexico City Airport Trust(a)
10/31/2026	4.250%	1,435,000	1,345,469
07/31/2047	5.500%	2,150,000	1,860,560
Mexico Government International Bond
04/22/2029	4.500%	1,500,000	1,692,509
04/16/2030	3.250%	1,154,000	1,193,585
Pemex Project Funding Master Trust
01/21/2021	5.500%	1,600,000	1,620,555
06/15/2038	6.625%	50,000	41,878
Petroleos Mexicanos
12/20/2022	1.700%	256,250	256,196
08/04/2026	6.875%	2,750,000	2,801,769
03/13/2027	6.500%	15,903,000	15,667,985
01/23/2029	6.500%	625,000	599,000
06/15/2035	6.625%	1,850,000	1,635,252
01/23/2045	6.375%	940,000	771,960
01/23/2046	5.625%	300,000	234,879
09/21/2047	6.750%	7,669,000	6,394,438
02/12/2048	6.350%	770,000	620,905
Petroleos Mexicanos(a)
01/28/2031	5.950%	3,300,000	2,969,643
01/23/2050	7.690%	2,636,000	2,357,668
01/28/2060	6.950%	800,000	667,535
Total			43,131,927

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netherlands 0.1%
Petrobras Global Finance BV
02/01/2029	5.750%	3,900,000	4,282,050
03/19/2049	6.900%	4,840,000	5,542,731
Petrobras Global Finance BV(a)
01/15/2030	5.093%	1,057,000	1,098,830
Total			10,923,611
Norway 0.0%
Equinor ASA
04/06/2030	3.125%	826,000	930,432
11/18/2049	3.250%	1,540,000	1,658,440
Total			2,588,872
Panama 0.1%
Banco Nacional de Panama(a)
08/11/2030	2.500%	875,000	883,803
Panama Government International Bond
03/16/2025	3.750%	200,000	219,986
01/23/2030	3.160%	1,350,000	1,476,061
01/26/2036	6.700%	840,000	1,248,867
Total			3,828,717
Paraguay 0.0%
Paraguay Government International Bond(a)
01/25/2023	4.625%	400,000	425,266
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
07/15/2025	4.750%	1,070,000	1,203,342
Peruvian Government International Bond
08/25/2027	4.125%	1,272,000	1,485,461
06/20/2030	2.844%	790,000	868,969
03/14/2037	6.550%	1,785,000	2,783,092
11/18/2050	5.625%	150,000	248,937
Petroleos del Peru SA(a)
06/19/2032	4.750%	3,150,000	3,555,065
Total			10,144,866
Philippines 0.0%
Philippine Government International Bond
01/14/2029	3.750%	1,100,000	1,271,091
01/15/2032	6.375%	400,000	565,422
10/23/2034	6.375%	275,000	403,028
Total			2,239,541
Poland 0.0%
Poland Government International Bond
03/17/2023	3.000%	300,000	318,770
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qatar 0.1%
Nakilat, Inc.(a)
12/31/2033	6.067%	1,164,000	1,489,586
Qatar Government International Bond(a)
04/23/2028	4.500%	1,106,000	1,328,165
06/02/2046	4.625%	642,000	859,566
04/23/2048	5.103%	1,910,000	2,713,785
Ras Laffan Liquefied Natural Gas Co., Ltd. II(a)
09/30/2020	5.298%	92,660	92,957
Total			6,484,059
Romania 0.1%
Romanian Government International Bond(a)
08/22/2023	4.375%	150,000	161,842
06/15/2048	5.125%	4,400,000	5,236,439
Total			5,398,281
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	800,000	908,111
Gazprom PJSC Via Gaz Capital SA(a)
03/23/2027	4.950%	1,150,000	1,294,061
Gazprom PJSC via Gaz Finance PLC(a)
02/25/2030	3.250%	3,400,000	3,461,082
Russian Foreign Bond - Eurobond(a)
09/16/2023	4.875%	200,000	221,289
05/27/2026	4.750%	1,600,000	1,841,632
06/23/2027	4.250%	1,200,000	1,358,958
03/21/2029	4.375%	600,000	692,553
04/04/2042	5.625%	800,000	1,092,064
Total			10,869,750
Saudi Arabia 0.1%
Saudi Arabia Government International Bond(a)
04/17/2025	4.000%	2,530,000	2,806,867
Saudi Arabian Oil Co.(a)
04/16/2039	4.250%	200,000	231,810
Saudi Government International Bond(a)
03/04/2028	3.625%	400,000	443,912
04/17/2030	4.500%	750,000	896,470
10/22/2030	3.250%	200,000	217,120
02/03/2032	2.750%	300,000	312,445
10/26/2046	4.500%	230,000	278,541
01/21/2055	3.750%	200,000	219,128
Total			5,406,293

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	55

Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Africa 0.1%
Eskom Holdings SOC Ltd.(a)
01/26/2021	5.750%	2,300,000	2,249,695
01/26/2021	5.750%	1,000,000	978,128
08/06/2023	6.750%	200,000	190,654
02/11/2025	7.125%	950,000	894,475
08/10/2028	6.350%	1,400,000	1,436,592
Republic of South Africa Government International Bond
10/12/2028	4.300%	1,225,000	1,173,302
09/30/2029	4.850%	3,525,000	3,446,427
09/30/2049	5.750%	650,000	582,343
South Africa Government International Bond
01/17/2024	4.665%	1,100,000	1,138,178
Total			12,089,794
South Korea 0.0%
Export-Import Bank of Korea
12/30/2020	2.625%	400,000	402,660
Korea Development Bank (The)
09/14/2022	3.000%	200,000	209,546
Total			612,206
Sri Lanka 0.0%
Sri Lanka Government International Bond(a)
01/18/2022	5.750%	1,600,000	1,489,868
Turkey 0.1%
Turkey Government International Bond
03/30/2021	5.625%	3,400,000	3,422,591
03/23/2023	3.250%	680,000	646,137
02/05/2025	7.375%	1,479,000	1,538,540
10/09/2026	4.875%	2,275,000	2,097,970
Turkiye Vakiflar Bankasi TAO(a)
02/05/2025	5.250%	500,000	449,520
Total			8,154,758
Ukraine 0.2%
Ukraine Government International Bond(a)
09/01/2020	7.750%	595,000	595,024
09/01/2021	7.750%	2,710,000	2,809,843
09/01/2022	7.750%	2,410,000	2,531,449
02/01/2024	8.994%	1,400,000	1,525,254
09/01/2025	7.750%	3,050,000	3,218,571
11/01/2028	9.750%	3,850,000	4,405,642
Total			15,085,783
United Arab Emirates 0.0%
Abu Dhabi Government International Bond(a)
09/30/2029	2.500%	1,129,000	1,212,205
DP World Crescent Ltd.(a)
09/26/2028	4.848%	740,000	834,393
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DP World Ltd.(a)
07/02/2037	6.850%	300,000	384,959
Total			2,431,557
United States 0.0%
Citgo Holding, Inc.(a)
08/01/2024	9.250%	375,000	370,271
Uruguay 0.0%
Uruguay Government International Bond
10/27/2027	4.375%	859,103	998,128
01/23/2031	4.375%	615,000	739,230
04/20/2055	4.975%	1,000,000	1,383,785
Total			3,121,143
Virgin Islands 0.0%
Sinopec Group Overseas Development Ltd.(a)
04/28/2025	3.250%	400,000	435,806
04/28/2025	3.250%	300,000	326,854
Total			762,660
Total Foreign Government Obligations (Cost $295,243,446)			298,174,071

Inflation-Indexed Bonds 0.3%

United States 0.3%
U.S. Treasury Inflation-Indexed Bond
04/15/2025	0.125%	5,105,026	5,488,513
07/15/2030	0.125%	10,987,885	12,403,593
02/15/2050	0.250%	10,695,118	12,789,828
Total			30,681,934
Total Inflation-Indexed Bonds (Cost $28,433,746)			30,681,934

Municipal Bonds 0.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.1%
Chicago O’Hare International Airport
Refunding Revenue Bonds
Taxable Senior Lien
Series 2018C
01/01/2049	4.472%	1,630,000	2,166,107
01/01/2054	4.572%	1,630,000	2,215,105
Total			4,381,212

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
Health & Educational Facilities Authority of the State of Missouri
Revenue Bonds
Taxable Washington University
Series 2017
08/15/2057	3.652%	1,045,000	1,286,656
University of California
Refunding Revenue Bonds
Taxable General
Series 2017AX
07/01/2025	3.063%	5,700,000	6,326,373
University of Texas System (The)
Revenue Bonds
Taxable Permanent University Fund
Series 2017
07/01/2047	3.376%	3,025,000	3,692,346
University of Virginia
Revenue Bonds
Taxable
Series 2017C
09/01/2117	4.179%	725,000	1,006,800
Total			12,312,175
Hospital 0.1%
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	6,450,000	7,118,349
Local General Obligation 0.1%
City of New York
Unlimited General Obligation Bonds
Series 2010 (BAM)
03/01/2036	5.968%	3,100,000	4,512,143
Los Angeles Unified School District
Unlimited General Obligation Bonds
Taxable Build America Bonds
Series 2009
07/01/2034	5.750%	2,685,000	3,761,416
Total			8,273,559
Sales Tax 0.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax(m)
Revenue Bonds
Series 2019A-1
07/01/2058	5.000%	2,740,000	2,918,648
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 0.0%
State of Illinois
Revenue Bonds
Taxable Sales Tax
Series 2013
06/15/2028	3.350%	2,500,000	2,395,850
State General Obligation 0.0%
Commonwealth of Massachusetts
Unlimited General Obligation Bonds
Series 2020C
03/01/2049	3.000%	3,825,000	4,106,214
Transportation 0.0%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Green Bond
Series 2020C-2
11/15/2049	5.175%	1,340,000	1,554,735
Turnpike / Bridge / Toll Road 0.1%
Bay Area Toll Authority
Revenue Bonds
Series 2009 (BAM)
04/01/2049	6.263%	1,920,000	3,486,336
Pennsylvania Turnpike Commission
Revenue Bonds
Build America Bonds
Series 2009
12/01/2039	6.105%	1,620,000	2,429,433
Texas Private Activity Bond Surface Transportation Corp.
Revenue Bonds
Taxable North Tarrant Express Managed Lanes Project
Series 2019
12/31/2049	3.922%	875,000	985,933
Total			6,901,702
Total Municipal Bonds (Cost $43,448,379)			49,962,444

Residential Mortgage-Backed Securities - Agency 18.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
03/01/2022- 08/01/2022	8.500%	1,686	1,729
08/01/2024- 02/01/2025	8.000%	10,517	11,368
10/01/2028- 07/01/2032	7.000%	163,898	190,437
03/01/2031- 03/01/2047	3.000%	42,724,070	45,149,363

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	57

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/2031- 07/01/2037	6.000%	605,401	715,711
02/01/2032- 06/01/2050	2.500%	46,373,243	48,953,397
04/01/2033- 09/01/2039	5.500%	1,047,109	1,209,079
05/01/2033- 01/01/2050	3.500%	111,097,793	120,752,719
10/01/2039- 08/01/2048	5.000%	2,277,140	2,530,676
09/01/2040- 04/01/2049	4.000%	33,119,163	36,079,834
09/01/2040- 10/01/2048	4.500%	10,424,658	11,327,078
CMO Series 2060 Class Z
05/15/2028	6.500%	128,062	146,204
CMO Series 2310 Class Z
04/15/2031	6.000%	99,833	113,639
CMO Series 2725 Class TA
12/15/2033	4.500%	1,525,000	1,815,064
CMO Series 2882 Class ZC
11/15/2034	6.000%	4,692,884	5,530,517
CMO Series 2953 Class LZ
03/15/2035	6.000%	2,516,062	3,223,694
CMO Series 3028 Class ZE
09/15/2035	5.500%	129,226	151,839
CMO Series 3032 Class PZ
09/15/2035	5.800%	308,159	437,675
CMO Series 3071 Class ZP
11/15/2035	5.500%	6,784,587	8,841,001
CMO Series 3121 Class EZ
03/15/2036	6.000%	127,957	151,595
CMO Series 3181 Class AZ
07/15/2036	6.500%	75,690	88,967
CMO Series 353 Class 300
12/15/2046	3.000%	11,208,474	12,182,169
CMO Series 3740 Class BA
10/15/2040	4.000%	3,000,000	3,428,742
CMO Series 3741 Class PD
10/15/2040	4.000%	1,855,000	2,206,100
CMO Series 3747 Class HY
10/15/2040	4.500%	2,991,000	3,647,544
CMO Series 3753 Class KZ
11/15/2040	4.500%	6,326,590	7,295,760
CMO Series 3769 Class ZC
12/15/2040	4.500%	6,443,329	7,292,475
CMO Series 3809 Class HZ
02/15/2041	4.000%	2,577,059	2,985,855
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3841 Class JZ
04/15/2041	5.000%	652,810	761,536
CMO Series 3888 Class ZG
07/15/2041	4.000%	1,219,726	1,370,684
CMO Series 3926 Class NY
09/15/2041	4.000%	1,000,000	1,109,467
CMO Series 3928 Class MB
09/15/2041	4.500%	2,435,000	2,777,121
CMO Series 3934 Class CB
10/15/2041	4.000%	6,000,000	6,683,070
CMO Series 3963 Class JB
11/15/2041	4.500%	7,142,422	8,317,405
CMO Series 3982 Class TZ
01/15/2042	4.000%	1,408,834	1,602,012
CMO Series 4013 Class PL
03/15/2042	3.500%	1,281,000	1,511,581
CMO Series 4027 Class AB
12/15/2040	4.000%	3,139,218	3,466,280
CMO Series 4034 Class PB
04/15/2042	4.500%	730,566	961,613
CMO Series 4057 Class ZB
06/15/2042	3.500%	5,321,268	5,809,695
CMO Series 4057 Class ZL
06/15/2042	3.500%	10,180,347	11,290,049
CMO Series 4059 Class DY
06/15/2042	3.500%	5,074,000	5,874,077
CMO Series 4077 Class KM
11/15/2041	3.500%	593,411	628,302
CMO Series 4091 Class KB
08/15/2042	3.000%	6,500,000	7,158,632
CMO Series 4182 Class QN
02/15/2033	3.000%	4,421,423	4,693,922
CMO Series 4247 Class AY
09/15/2043	4.500%	1,500,000	1,916,386
CMO Series 4361 Class VB
02/15/2038	3.000%	6,183,756	6,523,123
CMO Series 4396 Class PZ
06/15/2037	3.000%	736,179	816,315
CMO Series 4421 Class PB
12/15/2044	4.000%	5,941,237	7,026,018
CMO Series 4440 Class ZX
01/15/2045	4.000%	11,210,588	12,999,638
CMO Series 4463 Class ZA
04/15/2045	4.000%	4,949,432	5,682,458
CMO Series 4495 Class PA
09/15/2043	3.500%	397,722	417,297

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4496 Class PZ
07/15/2045	2.500%	650,562	704,355
CMO Series 4627 Class PL
10/15/2046	3.000%	2,541,000	2,911,485
CMO Series 4649 Class BP
01/15/2047	3.500%	2,286,452	2,518,975
CMO Series 4682 Class HZ
04/15/2047	3.500%	3,360,859	3,731,544
CMO Series 4758 Class HA
06/15/2045	4.000%	2,200,867	2,272,841
CMO Series 4767 Class HN
03/15/2048	3.500%	4,621,584	5,082,125
CMO Series 4771 Class HZ
03/15/2048	3.500%	8,730,426	9,826,700
CMO Series 4774 Class KA
12/15/2045	4.500%	4,508,661	4,720,930
CMO Series 4776 Class DW
09/15/2044	4.000%	10,000,000	10,271,807
CMO Series 4787 Class PY
05/15/2048	4.000%	3,600,000	3,881,109
CMO Series 4793 Class CD
06/15/2048	3.000%	2,932,101	3,068,582
CMO Series 4800 Class KG
11/15/2045	3.500%	4,408,391	4,528,223
CMO Series 4839 Class A
04/15/2051	4.000%	4,906,689	5,377,972
CMO Series 4846 Class MC
06/15/2046	4.000%	8,022,228	8,210,904
CMO Series 4941 Class CZ
11/25/2049	3.000%	1,020,170	1,090,368
Federal Home Loan Mortgage Corp.(b)
CMO Series 1486 Class FA
1-month USD LIBOR + 1.300% Floor 1.300%, Cap 10.000% 04/15/2023	1.462%	139,236	140,413
CMO Series 2380 Class F
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 8.500% 11/15/2031	0.612%	210,380	210,522
CMO Series 2557 Class FG
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 8.000% 01/15/2033	0.562%	494,162	493,942
CMO Series 2962 Class PF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 7.000% 03/15/2035	0.412%	233,698	233,566
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2981 Class FU
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 05/15/2030	0.362%	405,067	402,541
CMO Series 3065 Class EB
-3.0 x 1-month USD LIBOR + 19.890% Cap 19.890% 11/15/2035	19.404%	509,119	802,708
CMO Series 3081 Class GC
-3.7 x 1-month USD LIBOR + 23.833% Cap 23.833% 12/15/2035	23.240%	887,553	1,538,245
CMO Series 3085 Class FV
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 8.000% 08/15/2035	0.862%	893,819	905,290
CMO Series 3564 Class FC
1-month USD LIBOR + 1.250% Floor 1.250%, Cap 6.500% 01/15/2037	1.406%	384,125	396,543
CMO Series 3680 Class FA
1-month USD LIBOR + 1.000% Floor 1.000%, Cap 6.000% 06/15/2040	1.162%	1,401,101	1,433,963
CMO Series 3785 Class LS
-2.0 x 1-month USD LIBOR + 9.900% Cap 9.900% 01/15/2041	9.576%	2,032,007	2,580,151
CMO Series 3852 Class QN
-3.6 x 1-month USD LIBOR + 27.211% Cap 5.500% 05/15/2041	5.500%	49,603	55,482
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 9,999.000% 07/15/2037	0.571%	327,213	326,538
CMO Series 4311 Class PF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 6.500% 06/15/2042	0.512%	30,004	30,011
CMO Series 4364 Class FE
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 12/15/2039	0.462%	224,422	224,703

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	59

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(e)
CMO Series 2013-4258 Class SJ
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 10/15/2043	6.488%	6,896,351	1,427,199
CMO Series 2014-4313 Class MS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	5.988%	9,295,094	1,642,855
CMO Series 3404 Class AS
-1.0 x 1-month USD LIBOR + 5.895% Cap 5.895% 01/15/2038	5.733%	3,041,331	692,075
CMO Series 3578 Class DI
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 04/15/2036	6.488%	4,332,113	889,374
CMO Series 3892 Class SC
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2041	5.788%	6,651,908	1,352,341
CMO Series 3997 Class SK
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 11/15/2041	6.438%	18,323,038	2,545,108
CMO Series 4087 Class SC
-1.0 x 1-month USD LIBOR + 5.550% Cap 5.550% 07/15/2042	5.388%	8,532,810	1,561,148
CMO Series 4281 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2043	5.938%	13,664,287	2,863,028
CMO Series 4635 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2046	5.938%	22,451,059	4,152,658
CMO Series 4910 Class SG
1-month LIBID + 6.050% Cap 6.050% 09/25/2049	5.875%	32,647,397	6,085,638
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(d),(e)
CMO Series 3833 Class LI
10/15/2040	3.013%	11,928,368	748,523
Federal Home Loan Mortgage Corp.(e)
CMO Series 4146 Class IA
12/15/2032	3.500%	9,585,369	1,053,926
CMO Series 4186 Class IB
03/15/2033	3.000%	9,642,771	917,069
CMO Series 4627 Class PI
05/15/2044	3.500%	9,709,528	651,176
CMO Series 4698 Class BI
07/15/2047	5.000%	24,166,571	4,634,907
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d),(e)
CMO Series K051 Class X1
09/25/2025	0.678%	18,604,665	444,080
CMO Series K058 Class X1
08/25/2026	1.053%	2,441,472	118,794
CMO Series KW02 Class X1
12/25/2026	0.440%	11,182,509	132,508
Federal National Mortgage Association
04/01/2023	8.500%	22	22
06/01/2024	9.000%	542	547
02/01/2025- 08/01/2027	8.000%	22,956	25,310
03/01/2026- 07/01/2038	7.000%	589,610	711,234
04/01/2027- 06/01/2032	7.500%	44,244	50,278
05/01/2029- 10/01/2040	6.000%	2,013,053	2,360,421
08/01/2029- 03/01/2050	3.000%	76,522,178	80,665,172
06/01/2030	4.960%	976,303	1,160,124
01/01/2031	2.500%	2,556,830	2,724,138
03/01/2033- 04/01/2041	5.500%	1,016,097	1,183,241
10/01/2033- 06/01/2049	3.500%	120,689,495	130,090,975
07/01/2039- 10/01/2041	5.000%	3,797,201	4,365,607
08/01/2040	2.000%	8,616,176	8,966,722
10/01/2040- 06/01/2056	4.500%	17,031,569	18,692,572
02/01/2041- 06/01/2047	4.000%	67,946,666	75,013,647
CMO Series 2003-22 Class Z
04/25/2033	6.000%	144,668	168,434
CMO Series 2003-33 Class PT
05/25/2033	4.500%	9,905	11,165
CMO Series 2003-82 Class Z
08/25/2033	5.500%	142,593	166,107

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-110 Class GL
12/25/2035	5.500%	1,690,933	1,980,014
CMO Series 2007-50 Class DZ
06/25/2037	5.500%	832,249	978,281
CMO Series 2009-100 Class PL
12/25/2039	5.000%	770,652	950,235
CMO Series 2009-111 Class DA
12/25/2039	5.000%	15,761	15,848
CMO Series 2010-139 Class HA
11/25/2040	4.000%	2,000,000	2,285,380
CMO Series 2010-37 Class A1
05/25/2035	5.410%	630,743	663,930
CMO Series 2010-81 Class PB
08/25/2040	5.000%	829,499	1,032,152
CMO Series 2011-18 Class ZK
03/25/2041	4.000%	6,900,528	7,710,145
CMO Series 2011-53 Class WT
06/25/2041	4.500%	572,723	652,573
CMO Series 2012-103 Class PY
09/25/2042	3.000%	1,000,000	1,134,673
CMO Series 2012-121 Class GZ
11/25/2042	3.500%	12,228,655	13,677,092
CMO Series 2012-68 Class ZA
07/25/2042	3.500%	8,741,958	9,533,434
CMO Series 2012-94
09/25/2042	3.500%	5,290,363	5,925,780
CMO Series 2013-106 Class LA
08/25/2041	4.000%	3,207,349	3,583,962
CMO Series 2013-126 Class ZA
07/25/2032	4.000%	14,730,484	15,691,317
CMO Series 2013-16 Class GD
03/25/2033	3.000%	9,511,579	9,929,020
CMO Series 2013-66 Class AP
05/25/2043	6.000%	1,267,991	1,468,851
CMO Series 2015-18 Class NB
04/25/2045	3.000%	2,002,796	2,200,869
CMO Series 2016-9 Class A
09/25/2043	3.000%	478,797	488,852
CMO Series 2017-82 Class ML
10/25/2047	4.000%	546,948	690,602
CMO Series 2017-82 Class PL
10/25/2047	3.000%	1,062,000	1,199,679
CMO Series 2017-89 Class CY
11/25/2047	3.000%	2,377,511	2,584,597
CMO Series 2018-38 Class PA
06/25/2047	3.500%	2,135,346	2,228,003
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-55 Class PA
01/25/2047	3.500%	7,933,539	8,264,730
CMO Series 2018-64 Class ET
09/25/2048	3.000%	8,951,605	9,389,871
CMO Series 2018-94D Class KD
12/25/2048	3.500%	3,758,971	3,935,668
CMO Series 2019-9 Class DZ
03/25/2049	4.000%	5,202,480	5,901,428
CMO Series 98-17 Class Z
04/18/2028	6.500%	109,130	121,722
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.445% Floor 1.445%, Cap 9.869% 04/01/2034	2.227%	88,425	88,951
CMO Series 2002-59 Class HF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 8.000% 08/17/2032	0.512%	171,937	171,774
CMO Series 2004-93 Class FC
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 12/25/2034	0.375%	676,577	672,589
CMO Series 2006-71 Class SH
-2.6 x 1-month USD LIBOR + 15.738% Cap 15.738% 05/25/2035	15.278%	222,357	312,920
CMO Series 2007-90 Class F
1-month USD LIBOR + 0.490% Floor 0.490%, Cap 7.000% 09/25/2037	0.665%	330,943	333,107
CMO Series 2007-W7 Class 1A4
-6.0 x 1-month USD LIBOR + 39.180% Cap 39.180% 07/25/2037	38.129%	84,202	177,939
CMO Series 2008-15 Class AS
-5.0 x 1-month USD LIBOR + 33.000% Cap 33.000% 08/25/2036	32.124%	458,907	928,618
CMO Series 2010-142 Class HS
-2.0 x 1-month USD LIBOR + 10.000% Cap 10.000% 12/25/2040	9.689%	1,007,577	1,225,936
CMO Series 2010-150 Class FL
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 7.000% 10/25/2040	0.725%	326,282	329,190

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	61

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-1 Class FA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 6.500% 02/25/2042	0.675%	1,753,772	1,763,534
CMO Series 2012-115 Class MT
-3.0 x 1-month USD LIBOR + 13.500% Cap 4.500% 10/25/2042	4.500%	1,718,321	1,867,686
CMO Series 2012-14 Class FB
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 7.000% 08/25/2037	0.625%	4,901	4,902
CMO Series 2012-73 Class LF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 06/25/2039	0.625%	554,518	555,292
CMO Series 2016-32 Class GT
-4.5 x 1-month USD LIBOR + 18.000% Cap 4.500% 01/25/2043	4.500%	1,446,272	1,579,688
Federal National Mortgage Association(c)
09/01/2040	2.000%	12,290,000	12,689,120
Federal National Mortgage Association(b),(e)
CMO Series 2004-29 Class PS
-1.0 x 1-month USD LIBOR + 7.600% Cap 7.600% 05/25/2034	7.425%	1,945,399	488,678
CMO Series 2006-43 Class SJ
-1.0 x 1-month USD LIBOR + 6.590% Cap 6.590% 06/25/2036	6.415%	1,451,104	319,933
CMO Series 2009-100 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 12/25/2039	6.025%	4,642,220	977,346
CMO Series 2009-87 Class NS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 11/25/2039	6.075%	7,372,152	1,433,361
CMO Series 2010-131 Class SA
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 11/25/2040	6.425%	5,791,907	1,421,246
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-21 Class SA
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 03/25/2040	6.075%	11,100,051	2,326,870
CMO Series 2010-57 Class SA
-1.0 x 1-month USD LIBOR + 6.450% Cap 6.450% 06/25/2040	6.275%	2,746,585	558,201
CMO Series 2011-47 Class GS
-1.0 x 1-month USD LIBOR + 5.930% Cap 5.930% 06/25/2041	5.755%	9,246,980	1,689,611
CMO Series 2012-17 Class MS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2027	6.525%	5,399,127	521,534
CMO Series 2013-10 Class SJ
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 02/25/2043	5.975%	8,565,152	1,616,041
CMO Series 2013-19 Class KS
-1.0 x 3-month USD LIBOR + 6.200% Cap 6.200% 10/25/2041	6.025%	9,623,618	1,437,199
CMO Series 2013-34 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/25/2043	5.975%	21,426,415	4,727,158
CMO Series 2014-40 Class HS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 07/25/2044	6.525%	5,690,635	1,481,159
CMO Series 2014-52 Class SL
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2044	5.925%	10,866,909	2,041,936
CMO Series 2015-81 Class SD
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 01/25/2037	6.525%	8,894,224	1,652,545

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-19 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2046	5.925%	8,859,753	1,768,795
CMO Series 2016-32 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 10/25/2034	5.925%	4,042,871	750,157
CMO Series 2016-60 Class QS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2046	5.925%	11,640,903	2,362,572
CMO Series 2016-60 Class SE
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/25/2046	6.075%	11,181,771	2,172,793
CMO Series 2016-82 Class SG
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/25/2046	5.925%	14,904,446	3,072,397
CMO Series 2016-88 Class BS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/25/2046	5.925%	9,355,223	2,075,865
CMO Series 2016-93 Class SL
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2046	6.475%	7,201,296	1,482,588
CMO Series 2017-26 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/25/2047	5.975%	10,234,563	2,072,744
CMO Series 2017-57 Class SD
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 08/25/2047	2.750%	13,656,417	1,232,821
CMO Series 2018-43 Class SE
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/25/2038	6.075%	8,539,037	1,850,978
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-61 Class SA
1-month USD LIBOR + 6.200% Cap 6.200% 08/25/2048	6.025%	5,735,479	1,177,681
CMO Series 2019-35 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2049	5.975%	25,988,628	5,657,275
CMO Series 2019-39 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 08/25/2049	5.925%	26,190,280	5,149,551
Federal National Mortgage Association(e)
CMO Series 2013-16 Class MI
03/25/2043	4.000%	7,165,235	922,728
CMO Series 2013-23 Class AI
03/25/2043	5.000%	10,490,915	1,978,439
CMO Series 2013-35 Class IB
04/25/2033	3.000%	11,683,009	1,233,978
CMO Series 2013-41 Class HI
02/25/2033	3.000%	12,710,070	1,150,088
CMO Series 385 Class 8
12/25/2037	5.500%	3,899,110	829,229
Federal National Mortgage Association(d)
CMO Series 2016-40 Class GA
07/25/2046	3.375%	8,737,302	9,141,769
Federal National Mortgage Association(n)
CMO Series G93-28 Class E
07/25/2022	0.000%	63,617	63,169
Government National Mortgage Association
05/15/2040- 10/20/2048	5.000%	7,175,092	7,916,877
05/20/2041- 08/20/2048	4.500%	13,449,066	14,548,952
02/15/2042- 10/20/2048	4.000%	18,338,950	19,691,053
03/20/2046- 07/20/2049	3.500%	39,373,746	41,795,832
12/20/2046- 10/20/2049	3.000%	22,007,403	23,089,715
04/20/2061	4.310%	2,323	2,577
01/20/2062	4.539%	2,166	2,215
06/20/2062	4.700%	787	800
07/20/2062	4.630%	1,517	1,603
08/20/2062	4.077%	4,736	4,814
10/20/2062	4.042%	4,396	4,605
01/20/2064	4.667%	303,696	328,849
02/20/2064	4.612%	428,289	474,134
12/20/2064	4.619%	4,071,785	4,551,134
02/20/2065	4.574%	336,797	373,570

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	63

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/20/2066	4.528%	2,518,765	2,814,761
01/20/2066	4.567%	1,029,683	1,144,579
02/20/2066	4.458%	3,333,634	3,793,619
02/20/2066	4.499%	1,916,661	2,178,789
07/20/2066	4.652%	462,957	512,119
08/20/2066	4.647%	976,795	1,123,372
12/20/2066	4.415%	443,757	510,287
12/20/2066	4.537%	553,864	635,959
01/20/2067	4.593%	364,337	402,831
04/20/2067	4.531%	2,459,627	2,830,578
04/20/2067	4.558%	420,340	463,163
08/20/2067	4.637%	2,324,266	2,720,661
CMO Series 2005-45 Class ZA
06/16/2035	6.000%	1,363,283	1,916,540
CMO Series 2009-104 Class YD
11/20/2039	5.000%	2,788,757	3,182,559
CMO Series 2009-55 Class LX
07/20/2039	5.000%	3,134,646	3,559,677
CMO Series 2009-67 Class DB
08/20/2039	5.000%	3,597,501	4,088,832
CMO Series 2010-108 Class WL
04/16/2040	4.000%	3,778,830	4,172,294
CMO Series 2010-120 Class AY
09/20/2040	4.000%	3,614,753	4,035,510
CMO Series 2010-135 Class PE
10/16/2040	4.000%	8,513,766	9,505,114
CMO Series 2011-22 Class PL
02/20/2041	5.000%	2,015,000	2,478,682
CMO Series 2013-170 Class WZ
11/16/2043	3.000%	814,944	886,788
CMO Series 2013-H07 Class JA
03/20/2063	1.750%	61,008	61,121
CMO Series 2014-3 Class EP
02/16/2043	2.750%	12,049,804	12,748,816
CMO Series 2018-115 Class DE
08/20/2048	3.500%	4,443,920	4,731,565
CMO Series 2018-53 Class AL
11/20/2045	3.500%	733,755	795,935
CMO Series 2019-H04 Class NA
09/20/2068	3.500%	854,490	933,878
CMO Series 2019-H17
03/20/2069	3.000%	1,659,069	1,773,537
Government National Mortgage Association(d)
05/20/2062	3.890%	4,869	4,895
05/20/2062	3.992%	7,591	8,195
03/20/2063	3.986%	11,951	12,158
04/20/2063	4.162%	11,316	11,711
04/20/2063	4.776%	228	241
01/20/2064	4.268%	3,518	3,640
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/20/2064	4.664%	280,013	307,150
06/20/2064	4.235%	359,099	391,679
01/20/2066	4.550%	677,824	763,852
04/20/2066	4.557%	2,272,844	2,557,979
12/20/2066	4.566%	1,919,557	2,121,238
06/20/2067	4.461%	1,686,628	1,936,041
06/20/2067	4.616%	729,216	844,070
08/20/2067	4.628%	702,887	761,306
08/20/2067	4.666%	473,425	559,327
CMO Series 2010-H17 Class XQ
07/20/2060	5.291%	19,326	20,877
CMO Series 2017-H04 Class DA
12/20/2066	4.431%	4,304	4,452
Series 2003-72 Class Z
11/16/2045	5.292%	449,362	495,628
Government National Mortgage Association(b)
1-year CMT + 1.135% 03/20/2066	1.305%	432,835	436,855
1-year CMT + 0.691% 04/20/2066	0.861%	636,900	638,417
CMO Series 2003-60 Class GS
-1.7 x 1-month USD LIBOR + 12.417% Cap 12.417% 05/16/2033	12.147%	158,000	174,271
CMO Series 2006-37 Class AS
-6.0 x 1-month USD LIBOR + 39.660% Cap 39.660% 07/20/2036	38.712%	899,643	1,926,017
CMO Series 2010-H03 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 10.690% 03/20/2060	0.734%	762,084	763,484
CMO Series 2010-H26 Class LF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 13.898% 08/20/2058	0.514%	288,344	287,588
CMO Series 2011-114 Class KF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 03/20/2041	0.608%	186,578	185,722
CMO Series 2012-H20 Class BA
1-month USD LIBOR + 0.560% Floor 0.560% 09/20/2062	0.724%	247,154	247,580
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% Floor 0.700% 05/20/2061	0.864%	4,871	4,898

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% Floor 0.650% 05/20/2061	0.814%	4,342	4,361
CMO Series 2012-H25 Class FA
1-month USD LIBOR + 0.700% Floor 0.700% 12/20/2061	0.864%	28,083	28,622
CMO Series 2013-115 Class EF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 6.500% 04/16/2028	0.412%	305,140	305,252
CMO Series 2013-H02 Class FD
1-month USD LIBOR + 0.340% Floor 0.340%, Cap 10.500% 12/20/2062	0.504%	318,184	317,338
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 02/20/2062	0.564%	30,727	30,700
CMO Series 2013-H08 Class BF
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 10.000% 03/20/2063	0.564%	1,709,255	1,706,208
CMO Series 2013-H14 Class FD
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 11.000% 06/20/2063	0.634%	1,613,615	1,613,681
CMO Series 2013-H17 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 11.000% 07/20/2063	0.714%	584,751	585,590
CMO Series 2013-H18 Class EA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.190% 07/20/2063	0.664%	561,666	562,013
CMO Series 2013-H19 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2063	0.764%	3,969,915	3,978,132
CMO Series 2015-H26 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2065	0.764%	357,295	358,114
CMO Series 2016-H04 Class FG
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 999.000% 12/20/2061	0.864%	21,982	22,081
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-H03 Class FB
1-month USD LIBOR + 0.650% Floor 0.650% 06/20/2066	0.814%	4,057,904	4,073,022
CMO Series 2018-H04 Class FM
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 11.000% 03/20/2068	0.464%	3,782,075	3,763,619
CMO Series 2019-H01 Class FL
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 12/20/2068	0.614%	801,029	799,944
CMO Series 2019-H10 Class FM
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 11.000% 05/20/2069	0.564%	3,295,386	3,294,559
Government National Mortgage Association(b),(e)
CMO Series 2010-31 Class ES
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 03/20/2040	4.842%	15,137,284	2,399,105
CMO Series 2011-13 Class S
1-month LIBID + 5.950% Cap 5.950% 01/16/2041	5.788%	8,306,470	1,696,131
CMO Series 2011-30 Class SB
1-month LIBID + 6.600% Cap 6.600% 02/20/2041	6.442%	4,413,097	916,755
CMO Series 2015-155 Class SA
-1.0 x 1-month USD LIBOR + 5.700% Cap 5.700% 10/20/2045	5.542%	7,744,297	1,048,205
CMO Series 2019-86 Class SG
-1.0 x 1-month USD LIBOR + 5.600% Cap 5.600% 07/20/2049	5.442%	9,165,859	1,501,631
Government National Mortgage Association(d),(e)
CMO Series 2014-150 Class IO
07/16/2056	0.477%	23,260,371	634,810
CMO Series 2014-H05 Class AI
02/20/2064	1.355%	5,505,372	317,760
CMO Series 2014-H14 Class BI
06/20/2064	1.659%	7,015,958	463,715
CMO Series 2014-H15 Class HI
05/20/2064	1.436%	9,700,296	476,702
CMO Series 2014-H20 Class HI
10/20/2064	1.247%	3,418,518	185,103

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	65

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-163 Class IO
12/16/2057	0.777%	3,537,764	147,623
CMO Series 2015-189 Class IG
01/16/2057	0.897%	25,456,740	1,337,456
CMO Series 2015-30 Class IO
07/16/2056	0.898%	5,875,803	294,794
CMO Series 2015-32 Class IO
09/16/2049	0.794%	9,446,225	373,052
CMO Series 2015-73 Class IO
11/16/2055	0.717%	5,797,305	233,537
CMO Series 2015-9 Class IO
02/16/2049	0.909%	16,716,815	704,233
CMO Series 2015-H22 Class BI
09/20/2065	1.802%	2,811,200	193,657
CMO Series 2016-72 Class IO
12/16/2055	0.831%	12,793,080	587,975
Government National Mortgage Association(e)
CMO Series 2016-88 Class PI
07/20/2046	4.000%	11,616,624	1,711,927
CMO Series 2017-101 Class AI
07/20/2047	4.000%	8,700,600	1,141,160
CMO Series 2017-52 Class AI
04/20/2047	6.000%	6,347,583	1,198,187
CMO Series 2017-68 Class TI
05/20/2047	5.500%	2,541,525	442,778
CMO Series 2019-108 Class MI
07/20/2049	3.500%	15,507,006	2,612,476
CMO Series 2019-99 Class AI
08/16/2049	4.000%	6,564,867	1,494,851
Government National Mortgage Association TBA(c)
10/21/2049- 09/21/2050	2.500%	29,625,000	31,209,053
10/21/2049	3.000%	1,500,000	1,576,699
09/21/2050- 10/21/2050	2.000%	22,207,000	22,985,862
Seasoned Credit Risk Transfer Trust
CMO Series 2018-2 Class MV (FHLMC)
11/25/2057	3.500%	4,590,951	5,275,294
Uniform Mortgage-Backed Security TBA(c)
09/17/2035	1.500%	10,925,000	11,182,548
09/17/2035- 10/14/2050	2.000%	146,011,000	150,848,917
09/17/2035- 10/14/2050	2.500%	147,717,000	155,408,177
09/17/2035- 10/14/2050	3.000%	9,495,000	9,987,978
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/14/2050	5.000%	8,000,000	8,768,750
Total Residential Mortgage-Backed Securities - Agency (Cost $1,636,414,367)			1,710,913,666

Residential Mortgage-Backed Securities - Non-Agency 5.4%

ACE Securities Corp. Home Equity Loan Trust(b)
CMO Series 2006-OP1 Class A2D
1-month USD LIBOR + 0.240% Floor 0.240% 04/25/2036	0.415%	11,519,000	10,516,657
Ajax Mortgage Loan Trust(a),(d)
CMO Series 2019-F Class A1
07/25/2059	2.860%	10,207,406	10,384,806
ASG Resecuritization Trust(a),(d)
CMO Series 2009-2 Class G75
05/24/2036	3.221%	821,972	823,078
Banc of America Funding Trust
CMO Series 2006-3 Class 4A14
03/25/2036	6.000%	887,674	902,562
CMO Series 2006-3 Class 5A3
03/25/2036	5.500%	686,199	649,528
Banc of America Funding Trust(o)
CMO Series 2006-D Class 3A1
05/20/2036	3.600%	1,149,751	1,126,432
Banc of America Funding Trust(b)
CMO Series 2007-C Class 7A1
1-month USD LIBOR + 0.210% Floor 0.210% 05/20/2047	0.578%	2,473,974	2,576,799
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	1,415,374	1,449,887
Carrington Mortgage Loan Trust(b)
CMO Series 2006-NC3 Class A3
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 12.500% 08/25/2036	0.325%	2,652,271	2,469,208
Chase Mortgage Finance Corp.(a),(d)
CMO Series 2019-1 Class B2
03/25/2050	3.951%	984,255	1,042,140
Subordinated Series 2016-SH1 Class M2
04/25/2045	3.750%	375,992	378,677
CIM Trust(a),(b)
CMO Series 2017-1 Class A3
1-month USD LIBOR + 3.500% Floor 3.500% 01/25/2057	3.675%	11,000,000	11,084,692
CMO Series 2017-3 Class A1
1-month USD LIBOR + 2.000% 01/25/2057	2.155%	4,975,767	4,986,706

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	1.231%	7,432,552	7,275,868
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	10,732,463	10,665,893
CIM Trust(a),(d)
CMO Series 2019-J2 Class B1
10/25/2049	3.837%	880,872	939,615
CMO Series 2019-R5 Class M2
09/25/2059	3.250%	1,100,000	1,114,801
CMO Series 2020-R4 Class A1A
06/25/2060	3.300%	10,297,718	10,452,556
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	572,171	589,011
Citigroup Mortgage Loan Trust, Inc.(a),(d)
CMO Series 2014-12 Class 3A1
10/25/2035	3.688%	524,268	526,329
CMO Series 2015-A Class A4
06/25/2058	4.250%	299,802	317,394
COLT Mortgage Loan Trust(a),(d)
CMO Series 2019-1 Class M1
03/25/2049	4.518%	2,000,000	2,021,155
COLT Mortgage Loan Trust(a)
Subordinated CMO Series 2019-4 Class A3
11/25/2049	2.988%	1,304,070	1,300,928
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-R01 Class 2M2
1-month USD LIBOR + 2.450% 07/25/2031	2.625%	1,571,152	1,555,396
CMO Series 2019-R02 Class 1M2
1-month USD LIBOR + 2.300% Floor 2.300% 08/25/2031	2.475%	1,084,368	1,080,639
CMO Series 2020-R02 Class 2M2
1-month USD LIBOR + 2.000% 01/25/2040	2.175%	1,000,000	954,742
CMO Series 2020-SBT1 Class 1M2
1-month USD LIBOR + 3.650% 02/25/2040	3.825%	1,500,000	1,409,559
CMO Series 2020-SBT1 Class 2M2
1-month USD LIBOR + 3.650% 02/25/2040	3.825%	1,500,000	1,387,586
Subordinated CMO Series 2018-R07 Class 1M2
1-month USD LIBOR + 2.400% 04/25/2031	2.575%	2,158,069	2,148,625
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-R03 Class 1M2
1-month USD LIBOR + 2.150% 09/25/2031	2.325%	2,525,711	2,520,500
Subordinated CMO Series 2019-R05 Class 1B1
1-month USD LIBOR + 4.100% 07/25/2039	4.275%	2,000,000	1,709,684
Countrywide Home Loan Mortgage Pass-Through Trust(d)
CMO Series 2007-HY5 Class 1A1
09/25/2047	3.345%	514,601	459,049
Credit Suisse Mortgage Capital Certificates(a),(d)
CMO Series 2011-12R Class 3A1
07/27/2036	2.868%	341,223	340,338
Credit Suisse Mortgage Trust(a),(d),(g),(p)
CMO Series 2020-WL1 Class A1
12/25/2059	2.000%	7,655,827	7,579,269
Credit-Based Asset Servicing & Securitization LLC(d)
CMO Series 2007-CB1 Class AF3
01/25/2037	5.737%	3,922,053	1,699,702
CSMC Trust(a)
CMO Series 2018-RPL8 Class A1
07/25/2058	4.125%	5,033,433	5,053,082
CSMC Trust(a),(d)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	10,044,324	10,964,768
CSMCM Trust Certificates(a),(d)
CMO Series 2018-RPL4 Class CERT
07/25/2050	3.735%	2,906,209	2,950,112
Deephaven Residential Mortgage Trust(a),(d)
CMO Series 2018-2A Class M1
04/25/2058	4.375%	1,000,000	1,013,208
CMO Series 2019-1A Class M1
01/25/2059	4.402%	2,500,000	2,516,625
CMO Series 2020-1 Class M1
01/25/2060	3.010%	1,000,000	941,183
Domino’s Pizza Master Issuer LLC(a)
CMO Series 2015-1A Class A2II
10/25/2045	4.474%	1,920,000	2,041,478
Downey Savings & Loan Association Mortgage Loan Trust(b)
CMO Series 2005-AR6 Class 2A1A
1-month USD LIBOR + 0.290% Floor 0.290%, Cap 11.000% 10/19/2045	0.451%	1,539,689	1,457,895
CMO Series 2006-AR2 Class 2A1A
1-month USD LIBOR + 0.200% Floor 0.200% 10/19/2036	0.361%	2,380,491	2,053,564
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.975%	493,283	489,371

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	67

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 2015-C02 Class 1M2
1-month USD LIBOR + 4.000% 05/25/2025	4.175%	2,354,110	2,405,794
CMO Series 2015-C03 Class 1M2
1-month USD LIBOR + 5.000% Floor 5.000% 07/25/2025	5.175%	451,923	465,417
CMO Series 2015-C03 Class 2M2
1-month USD LIBOR + 5.000% 07/25/2025	5.175%	974,436	994,758
CMO Series 2015-C04 Class 1M2
1-month USD LIBOR + 5.700% 04/25/2028	5.875%	1,901,492	1,987,269
CMO Series 2015-C04 Class 2M2
1-month USD LIBOR + 5.550% 04/25/2028	5.725%	1,699,139	1,787,262
CMO Series 2016-C04 Class 1M2
1-month USD LIBOR + 4.250% 01/25/2029	4.425%	2,374,058	2,438,497
CMO Series 2016-C05 Class 2M2
1-month USD LIBOR + 4.450% Floor 4.450% 01/25/2029	4.625%	2,319,608	2,399,953
CMO Series 2016-C07 Class 2M2
1-month USD LIBOR + 4.350% 05/25/2029	4.525%	2,032,692	2,093,734
CMO Series 2017-C02 Class 2M2
1-month USD LIBOR + 3.650% 09/25/2029	3.825%	3,412,185	3,463,500
CMO Series 2017-C03 Class 1M2
1-month USD LIBOR + 3.000% 10/25/2029	3.175%	4,139,103	4,163,186
CMO Series 2017-C04 Class 2M2
1-month USD LIBOR + 2.850% 11/25/2029	3.025%	3,325,658	3,304,989
CMO Series 2017-C05 Class 1M2
1-month USD LIBOR + 2.200% 01/25/2030	2.375%	5,007,676	4,907,438
CMO Series 2017-C06 Class 1M2
1-month USD LIBOR + 2.650% Floor 2.650% 02/25/2030	2.825%	1,884,432	1,871,285
CMO Series 2017-C06 Class 2M2
1-month USD LIBOR + 2.800% Floor 2.800% 02/25/2030	2.975%	564,604	560,359
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-C07 Class 1M2
1-month USD LIBOR + 2.400% Floor 2.400% 05/25/2030	2.575%	3,161,062	3,113,525
CMO Series 2017-C07 Class 2M2
1-month USD LIBOR + 2.500% Floor 2.500% 05/25/2030	2.675%	2,210,636	2,192,645
CMO Series 2018-C01 Class 1M2
1-month USD LIBOR + 2.250% Floor 2.250% 07/25/2030	2.425%	3,559,690	3,492,926
CMO Series 2018-C02 Class 2M2
1-month USD LIBOR + 2.200% Floor 2.200% 08/25/2030	2.375%	3,919,686	3,838,780
CMO Series 2018-C04 Class 2M2
1-month USD LIBOR + 2.550% Floor 2.550% 12/25/2030	2.725%	1,486,463	1,470,675
CMO Series 2018-C05 Class 1M2
1-month USD LIBOR + 2.350% Floor 2.350% 01/25/2031	2.525%	7,073,465	6,975,958
CMO Series 2018-C06 Class 1M2
1-month USD LIBOR + 2.000% Floor 2.000% 03/25/2031	2.175%	2,280,044	2,225,714
CMO Series 2018-C06 Class 2M2
1-month USD LIBOR + 2.100% Floor 2.100% 03/25/2031	2.275%	4,112,150	4,008,155
Subordinated CMO Series 2018-C03 Class 1M2
1-month USD LIBOR + 2.150% Floor 2.150% 10/25/2030	2.325%	5,287,064	5,174,623
Federal Home Loan Mortgage Corp.(a),(b)
CMO Series 2020-HQA1 Class M2
1-month USD LIBOR + 1.900% 01/25/2050	2.075%	300,000	289,340
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	4.175%	3,142,855	3,198,014
CMO Series 2016-DNA1 Class M3
1-month USD LIBOR + 5.550% 07/25/2028	5.725%	4,191,905	4,433,378
CMO Series 2017-DNA2 Class M2
1-month USD LIBOR + 3.450% 10/25/2029	3.625%	1,500,000	1,535,432

The accompanying Notes to Financial Statements are an integral part of this statement.
68	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-DNA3 Class M2
1-month USD LIBOR + 2.500% 03/25/2030	2.675%	3,000,000	3,022,508
CMO Series 2017-HQA2 Class M2
1-month USD LIBOR + 2.650% 12/25/2029	2.825%	2,900,205	2,860,238
CMO Series 2017-HQA3 Class M2
1-month USD LIBOR + 2.350% 04/25/2030	2.525%	2,875,874	2,884,873
CMO Series 2018-HQA1 Class M2
1-month USD LIBOR + 2.300% 09/25/2030	2.475%	1,594,780	1,562,813
Series 2016-HQA2 Class M3
1-month USD LIBOR + 5.150% 11/25/2028	5.325%	2,001,300	2,096,646
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust(a),(b)
CMO Series 2019-DNA1 Class M2
1-month USD LIBOR + 2.650% 01/25/2049	2.825%	886,694	875,585
CMO Series 2019-HQA2 Class M2
1-month USD LIBOR + 2.050% Floor 2.050% 04/25/2049	2.225%	1,447,339	1,414,367
CMO Series 2020-DNA2 Class M2
1-month USD LIBOR + 1.850% 02/25/2050	2.025%	3,000,000	2,918,321
CMO Series 2020-HQA2 Class M2
1-month USD LIBOR + 3.100% 03/25/2050	3.275%	3,500,000	3,444,313
Federal National Mortgage Association(b),(c),(e)
CMO Series 2654 Class IO
1-month USD LIBOR + 0.000% 09/15/2040	2.000%	6,000,000	1,786,875
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF18 Class A2D
1-month USD LIBOR + 0.210% Floor 0.210% 12/25/2037	0.385%	1,854,112	1,704,566
CMO Series 2007-FF2 Class A2B
1-month USD LIBOR + 0.100% Floor 0.100% 03/25/2037	0.272%	4,094,141	2,476,288
First Horizon Mortgage Pass-Through Trust(d)
CMO Series 2007-AR1 Class 1A1
05/25/2037	3.834%	308,233	197,722
Flagstar Mortgage Trust(a),(d)
CMO Series 2019-2 Class B1
12/25/2049	4.150%	921,567	967,704
CMO Series 2020-2 Class A4
08/15/2040	3.000%	1,500,000	1,533,926
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2018-5 Class B3
09/25/2048	4.540%	962,589	984,711
Subordinated CMO Series 2019-2 Class B2
12/25/2049	4.150%	985,633	1,016,462
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA4 Class M2
1-month USD LIBOR + 3.750% Floor 3.750% 08/25/2050	3.908%	3,400,000	3,432,415
CMO Series 2020-HQA3 Class M2
1-month USD LIBOR + 3.600% 07/25/2050	3.776%	6,455,000	6,468,875
Freddie Mac STACR Trust(a),(b)
CMO Series 2018-HQA2 Class M2
1-month USD LIBOR + 2.300% 10/25/2048	2.475%	6,000,000	5,849,671
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
1-month USD LIBOR + 3.900% 12/25/2027	4.075%	1,803,686	1,833,077
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.175%	4,000,000	3,991,050
Galton Funding Mortgage Trust(a),(d)
CMO Series 2018-2 Class B2
10/25/2058	4.750%	487,864	508,175
CMO Series 2019-1 Class A21
02/25/2059	4.500%	1,329,035	1,375,015
CMO Series 2019-1 Class B1
02/25/2059	4.250%	1,666,805	1,739,913
CMO Series 2019-1 Class B2
02/25/2059	4.500%	936,037	963,401
GCAT LLC(a),(d)
CMO Series 2019-4 Class A1
11/26/2049	3.228%	9,578,087	9,503,346
GS Mortgage-Backed Securities Corp. Trust(a),(d)
CMO Series 2019-PJ1 Class A1
08/25/2049	4.000%	450,521	457,643
CMO Series 2019-PJ3 Class A1
03/25/2050	3.500%	251,742	257,323
CMO Series 2020-PJ2 Class A4
07/25/2050	3.500%	1,668,001	1,713,024
GSAMP Trust(b)
CMO Series 2004-OPT Class M1
1-month USD LIBOR + 0.870% Floor 0.870% 11/25/2034	1.045%	1,684,087	1,644,522

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	69

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GSR Mortgage Loan Trust(d)
CMO Series 2006-AR2 Class 2A1
04/25/2036	3.442%	1,328,076	1,084,773
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200% 11/19/2036	0.361%	7,711,728	6,664,134
Homeward Opportunities Fund I Trust(a),(d)
CMO Series 2019-2 Class A3
09/25/2059	3.007%	732,525	731,027
HSI Asset Securitization Corp. Trust(b)
CMO Series 2006-OPT1 Class M1
1-month USD LIBOR + 0.360% Floor 0.360% 12/25/2035	0.535%	5,920,000	5,715,267
JPMorgan Alternative Loan Trust(b)
CMO Series 2007-S1 Class A1
1-month USD LIBOR + 0.280% Floor 0.280%, Cap 11.500% 04/25/2047	0.455%	5,131,347	4,779,037
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2007-CH5 Class A5
1-month USD LIBOR + 0.260% Floor 0.260% 06/25/2037	0.435%	4,105,418	4,030,098
JPMorgan Mortgage Trust
CMO Series 2006-S2 Class 2A2
06/25/2021	5.875%	191,679	176,165
CMO Series 2007-S1 Class 1A2
03/25/2022	5.500%	32,403	30,100
JPMorgan Mortgage Trust(a),(d)
CMO Series 2017-3 Class 1A13
08/25/2047	3.500%	2,341,871	2,398,503
CMO Series 2017-4 Class A7
11/25/2048	3.500%	500,000	511,783
CMO Series 2018-6 Class 1A10
12/25/2048	3.500%	856,727	887,167
CMO Series 2019-1 Class A3
05/25/2049	4.000%	2,311,739	2,393,570
CMO Series 2019-2 Class A3
08/25/2049	4.000%	954,954	991,717
CMO Series 2019-3 Class A3
09/25/2049	4.000%	283,617	294,518
CMO Series 2019-5 Class A3
11/25/2049	4.000%	1,997,267	2,069,189
CMO Series 2019-8 Class A15
03/25/2050	3.500%	1,033,089	1,070,446
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-9 Class B2A
05/25/2050	3.516%	1,479,816	1,531,501
CMO Series 2019-HYB1 Class B1
10/25/2049	3.939%	985,700	1,023,971
CMO Series 2019-INV2 Class A3
02/25/2050	3.500%	666,343	688,572
CMO Series 2019-LTV1 Class A3
06/25/2049	4.000%	1,362,785	1,401,593
CMO Series 2019-LTV2 Class A18
12/25/2049	4.000%	542,347	556,710
CMO Series 2019-LTV3 Class B3
03/25/2050	4.554%	1,652,287	1,696,777
CMO Series 2020-1 Class A15
06/25/2050	3.500%	2,547,777	2,616,949
CMO Series 2020-2 Class A15
07/25/2050	3.500%	1,673,706	1,707,895
CMO Series 2020-5 Class A15
12/25/2050	3.000%	979,756	1,006,202
CMO Series 2020-5 Class B1
12/25/2050	3.736%	998,322	1,061,455
Subordinated CMO Series 2017-1 Class B4
01/25/2047	3.512%	460,543	455,154
Subordinated CMO Series 2017-3 Class B1
08/25/2047	3.808%	1,385,709	1,471,486
Subordinated CMO Series 2017-6 Class B2
12/25/2048	3.812%	567,306	592,662
Subordinated CMO Series 2018-5 Class A13
10/25/2048	3.500%	958,239	979,622
Subordinated CMO Series 2018-8 Class B1
01/25/2049	4.191%	1,154,720	1,252,108
Subordinated CMO Series 2018-8 Class B2
01/25/2049	4.191%	962,267	978,622
Subordinated CMO Series 2019-2 Class B2
08/25/2049	4.624%	2,238,975	2,453,850
Subordinated CMO Series 2019-6 Class B1
12/25/2049	4.271%	981,345	1,074,941
Subordinated CMO Series 2019-8 Class B3A
03/25/2050	3.440%	1,967,755	1,974,816
Subordinated CMO Series 2019-LTV1 Class B1
06/25/2049	4.899%	2,398,694	2,633,115
Subordinated CMO Series 2019-LTV1 Class B2
06/25/2049	4.899%	2,058,042	2,224,374
Subordinated CMO Series 2019-LTV2 Class B2
12/25/2049	4.842%	980,931	1,056,300
Subordinated CMO Series 2019-LTV2 Class B3
12/25/2049	4.842%	980,931	1,023,293

The accompanying Notes to Financial Statements are an integral part of this statement.
70	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Mortgage Trust(a),(b)
CMO Series 2018-7FRB Class A1
1-month USD LIBOR + 0.750% 04/25/2046	0.922%	1,509,470	1,502,142
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	94,980	95,361
JPMorgan Trust(a),(d)
Subordinated CMO Series 2015-3 Class B3
05/25/2045	3.666%	852,806	880,026
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	6.500%	3,290,967	3,276,208
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	1,818,297	1,822,203
Legacy Mortgage Asset Trust(a),(d)
CMO Series 2019-GS2 Class A1
01/25/2059	3.750%	1,687,510	1,711,499
CMO Series 2019-GS4 Class A1
05/25/2059	3.438%	2,707,337	2,619,104
CMO Series 2019-GS6 Class A1
06/25/2059	3.000%	1,197,959	1,203,213
CMO Series 2019-SL1 Class A
12/28/2054	4.000%	838,351	844,373
CMO Series 2020-GS1 Class A1
10/25/2059	2.882%	4,616,184	4,620,271
Legacy Mortgage Asset Trust(a),(d),(g),(p)
CMO Series 2019-PR1 Class A1
09/25/2059	3.858%	5,828,960	5,479,222
Lehman XS Trust(b)
CMO Series 2005-4 Class 1A3
1-month USD LIBOR + 0.800% Floor 0.800% 10/25/2035	0.972%	620,006	617,513
CMO Series 2005-5N Class 3A1A
1-month USD LIBOR + 0.300% Floor 0.300% 11/25/2035	0.472%	1,749,877	1,703,045
CMO Series 2006-2N Class 1A1
1-month USD LIBOR + 0.260% Floor 0.260% 02/25/2046	0.692%	1,758,399	1,540,389
Long Beach Mortgage Loan Trust(b)
CMO Series 2005-1 Class M3
1-month USD LIBOR + 0.870% Floor 0.870% 02/25/2035	1.045%	2,128,056	2,124,027
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-10 Class 1A
1-month USD LIBOR + 0.150% Floor 0.150% 11/25/2036	0.322%	5,112,797	3,753,640
LSTAR Securities Investment Trust(a),(b)
CMO Series 2019-2 Class A1
1-month USD LIBOR + 1.500% 04/01/2024	1.656%	1,139,928	1,124,285
MASTR Alternative Loan Trust
CMO Series 2004-12 Class 4A1
12/25/2034	5.500%	697,938	728,897
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-1 Class A2D
1-month USD LIBOR + 0.340% Floor 0.340% 04/25/2037	0.512%	20,373,091	11,536,945
Mill City Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	516,134	520,408
Morgan Stanley Resecuritization Trust(a),(d)
CMO Series 2015-R4 Class 4B1
08/26/2047	3.298%	4,641,058	4,590,204
Mortgage Repurchase Agreement Financing Trust(a),(b),(g),(p)
CMO Series 2020-3 Class A1
1-month USD LIBOR + 1.250% Floor 1.250% 01/23/2023	1.426%	1,205,000	1,205,000
Mortgage Repurchase Agreement Financing Trust(a),(b)
CMO Series 2020-4 Class A1
1-month USD LIBOR + 1.350% 04/23/2023	1.505%	1,145,000	1,145,160
CMO Series 2020-4 Class A2
1-month USD LIBOR + 1.350% 04/23/2023	1.505%	2,190,000	2,190,307
MortgageIT Trust(b)
CMO Series 2005-5 Class A1
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.500% 12/25/2035	0.695%	1,179,988	1,139,386
MRA Issuance Trust(a),(b)
CMO Series 2020-1 Class A
1-month USD LIBOR + 1.400% 12/08/2020	1.556%	11,059,596	11,070,587
New Residential Mortgage Loan Trust(a),(b)
CMO Series 2018-4A Class A1S
1-month USD LIBOR + 0.750% Floor 0.750% 01/25/2048	0.925%	2,329,271	2,295,925
New Residential Mortgage Loan Trust(a),(d)
CMO Series 2019-NQM2 Class A2
04/25/2049	3.701%	2,040,690	2,109,491

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	71

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-NQM3 Class A3
07/25/2049	3.086%	1,447,028	1,446,082
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	1.725%	247,864	243,049
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	1.575%	92,752	92,627
Oaktown Re IV Ltd.(a),(b)
CMO Series 2020-1A Class M1A
1-month USD LIBOR + 3.200% Floor 3.200% 07/25/2030	3.375%	1,300,000	1,299,217
CMO Series 2020-1A Class M1B
1-month USD LIBOR + 4.750% Floor 4.750% 07/25/2030	4.925%	2,100,000	2,099,898
OBX Trust(a),(d)
CMO Series 2019-EXP1 Class 1A3
01/25/2059	4.000%	752,190	766,686
CMO Series 2019-INV2 Class A25
05/27/2049	4.000%	536,200	557,050
RALI Trust(d)
CMO Series 2005-QA4 Class A41
04/25/2035	3.878%	144,102	125,992
RALI Trust(d),(e)
CMO Series 2006-QS18 Class 1AV
12/25/2036	0.454%	33,967,899	430,384
CMO Series 2006-QS9 Class 1AV
07/25/2036	0.594%	17,165,823	434,222
CMO Series 2007-QS1 Class 2AV
01/25/2037	0.180%	35,915,283	231,672
RFMSI Trust(d)
CMO Series 2005-SA5 Class 1A
11/25/2035	3.711%	1,103,854	799,747
CMO Series 2006-SA4 Class 2A1
11/25/2036	5.161%	347,976	307,566
Seasoned Credit Risk Transfer Trust
CMO Series 2017-4 Class M45T
06/25/2057	4.500%	738,344	828,226
Securitized Asset-Backed Receivables LLC Trust(b)
Subordinated CMO Series 2006-OP1 Class M2
1-month USD LIBOR + 0.390% Floor 0.390% 10/25/2035	0.760%	4,558,814	4,504,323
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sequoia Mortgage Trust(a),(d)
CMO Series 2019-1 Class A1
02/25/2049	4.000%	778,866	794,263
CMO Series 2019-3 Class A2
09/25/2049	3.500%	1,160,140	1,187,946
CMO Series 2019-4 Class A19
11/25/2049	3.500%	784,987	801,178
CMO Series 2019-CH1 Class A1
03/25/2049	4.500%	1,396,904	1,436,239
CMO Series 2019-CH1 Class B1B
03/25/2049	5.031%	2,924,097	3,195,661
CMO Series 2019-CH2 Class A1
08/25/2049	4.500%	931,234	960,525
CMO Series 2020-1 Class A19
02/25/2050	3.500%	754,021	785,226
CMO Series 2020-1 Class A7
02/25/2050	3.500%	1,000,000	1,036,445
CMO Series 2020-2 Class A19
03/25/2050	3.500%	902,747	921,541
CMO Series 2020-3 Class A19
04/25/2050	3.000%	2,791,442	2,887,725
Subordinated CMO Series 2015-1 Class B1
01/25/2045	3.873%	755,885	775,323
Subordinated CMO Series 2018-6 Class B1
07/25/2048	4.189%	1,190,811	1,222,182
Subordinated CMO Series 2019-2 Class B2
06/25/2049	4.236%	1,937,169	1,929,573
Subordinated CMO Series 2020-3 Class B2
04/25/2050	3.426%	695,111	712,239
Sequoia Mortgage Trust(d)
Subordinated CMO Series 2013-3 Class B3
03/25/2043	3.513%	1,119,560	1,117,584
Starwood Mortgage Residential Trust(a),(d)
CMO Series 2019-1 Class A3
06/25/2049	3.299%	1,096,654	1,101,649
Station Place Securitization Trust(a),(b),(g)
CMO Series 2020-10 Class A
1-month USD LIBOR + 1.500% Floor 1.500% 05/20/2021	3.000%	8,230,000	8,230,000
Structured Adjustable Rate Mortgage Loan Trust(d)
CMO Series 2004-20 Class 1A2
01/25/2035	3.179%	668,968	653,799
CMO Series 2006-5 Class 1A1
06/25/2036	3.728%	1,335,270	1,254,406
Towd Point Mortgage Trust(a),(d)
CMO Series 2017-6 Class A1
10/25/2057	2.750%	3,759,325	3,879,773

The accompanying Notes to Financial Statements are an integral part of this statement.
72	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-6 Class A2
10/25/2057	3.000%	2,500,000	2,624,002
Verus Securitization(a)
CMO Series 2020-INV1 Class A1
04/25/2060	1.977%	959,694	960,914
Verus Securitization Trust(a),(d)
CMO Series 2019-1 Class A2
02/25/2059	3.938%	2,069,519	2,105,766
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A3
1-month USD LIBOR + 0.150% Floor 0.150% 01/25/2037	0.322%	4,209,341	2,582,333
WaMu Mortgage Pass-Through Certificates Trust(d)
CMO Series 2003-AR8 Class A
08/25/2033	2.867%	379,647	381,788
CMO Series 2004-AR4 Class A6
06/25/2034	2.947%	3,205,254	3,089,415
CMO Series 2004-AR7 Class A6
07/25/2034	2.868%	1,383,017	1,379,177
CMO Series 2007-HY1 Class 3A3
02/25/2037	3.650%	3,728,488	3,361,810
CMO Series 2007-HY3 Class 1A1
03/25/2037	3.238%	593,133	534,387
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR11 Class A1A
1-month USD LIBOR + 0.320% Floor 0.320%, Cap 10.500% 08/25/2045	0.815%	1,100,992	1,120,004
CMO Series 2005-AR17 Class A1A1
1-month USD LIBOR + 0.270% 12/25/2045	0.715%	3,221,082	3,015,574
CMO Series 2005-AR2 Class 2A1A
1-month USD LIBOR + 0.310% Floor 0.310%, Cap 10.500% 01/25/2045	0.795%	1,193,688	1,135,838
CMO Series 2005-AR8 Class 2A1A
1-month USD LIBOR + 0.290% Floor 0.290%, Cap 10.500% 07/25/2045	0.755%	2,704,855	2,559,842
CMO Series 2005-AR9 Class A1A
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 10.500% 07/25/2045	0.815%	849,607	818,201
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	2.111%	1,977,425	1,891,900
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-AR5 Class A12A
1-year MTA + 0.980% Floor 0.980% 06/25/2046	2.151%	605,894	578,567
CMO Series 2007-OC2 Class A3
1-month USD LIBOR + 0.310% Floor 0.310% 06/25/2037	0.482%	2,657,819	2,456,401
Wells Fargo Mortgage-Backed Securities Trust(a),(d)
CMO Series 2019-1 Class A1
11/25/2048	4.000%	957,939	978,586
CMO Series 2020-1 Class B2
12/25/2049	3.448%	991,227	1,022,116
Subordinated CMO Series 2018-1 Class B3
07/25/2047	3.688%	1,136,830	1,123,564
Subordinated CMO Series 2020-1 Class B3
12/25/2049	3.448%	1,982,454	1,965,497
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $505,020,484)			505,673,064

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(q)
Tranche E Term Loan
1-month USD LIBOR + 2.250% 05/30/2025	2.406%	741,237	702,219
Airlines 0.0%
American Airlines, Inc.(b),(q),(r)
Term Loan
1-month USD LIBOR + 1.750% 01/29/2027		250,000	171,562
Automotive 0.0%
Clarios Global LP(b),(q)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	3.658%	496,250	485,858
Cable and Satellite 0.0%
Charter Communications Operating LLC/Safari LLC(b),(q)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	1.910%	248,747	244,006
CSC Holdings LLC(b),(q)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2026	2.408%	1,379,000	1,329,011
Total			1,573,017

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	73

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Electric 0.0%
Vistra Operations Co., LLC(b),(q)
Term Loan
3-month USD LIBOR + 1.750% 12/31/2025	1.907%	288,411	283,393
Environmental 0.0%
Clean Harbors, Inc.(b),(q)
Term Loan
3-month USD LIBOR + 1.750% 06/28/2024	1.906%	391,919	390,775
GFL Environmental, Inc.(b),(q)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	4.000%	949,327	943,393
Total			1,334,168
Finance Companies 0.0%
Avolon Borrower 1 LLC(b),(q)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	2.500%	175,812	169,268
Delos Finance SARL(b),(q)
Term Loan
3-month USD LIBOR + 1.750% 10/06/2023	2.058%	600,000	583,128
Total			752,396
Food and Beverage 0.0%
Hostess Brands LLC(b),(q)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 08/03/2025	3.000%	746,241	732,129
Gaming 0.0%
Churchill Downs, Inc.(b),(q)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/27/2024	2.160%	391,960	381,671
Health Care 0.0%
Change Healthcare Holdings, Inc.(b),(q)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	3.500%	1,000,000	980,280
Gentiva Health Services, Inc.(b),(q)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.250% 07/02/2025	3.438%	246,258	243,795
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
IQVIA, Inc./Quintiles IMS(b),(q)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 01/17/2025	1.906%	587,909	574,317
MPH Acquisition Holdings LLC(b),(q)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/07/2023	3.750%	260,553	257,622
Total			2,056,014
Other Industry 0.0%
PowerTeam Services LLC(b),(q)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	4.250%	1,458,435	1,407,842
Packaging 0.0%
Berry Global, Inc.(b),(q)
Tranche Y Term Loan
1-month USD LIBOR + 2.000% 07/01/2026	2.155%	742,500	719,208
Reynolds Group Holdings, Inc.(b),(q)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	2.906%	439,403	432,654
Total			1,151,862
Pharmaceuticals 0.1%
Bausch Health Companies, Inc.(b),(q)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	3.183%	1,211,368	1,190,678
Elanco Animal Health, Inc.(b),(q),(r)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	1.905%	2,800,000	2,742,824
Total			3,933,502
Restaurants 0.0%
New Red Finance, Inc./Burger King/Tim Hortons(b),(q)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.906%	559,060	537,396
Technology 0.0%
CommScope, Inc.(b),(q)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	3.406%	744,375	727,359

The accompanying Notes to Financial Statements are an integral part of this statement.
74	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
SS&C Technologies Holdings, Inc.(b),(q)
Tranche B3 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.906%	144,284	139,906
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	1.906%	102,780	99,662
Total			966,927
Wireless 0.1%
SBA Senior Finance II LLC(b),(q)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.910%	730,100	712,307
T-Mobile USA, Inc.(b),(q)
Term Loan
1-month USD LIBOR + 3.000% 04/01/2027	3.156%	1,735,000	1,738,696
Total			2,451,003
Wirelines 0.0%
CenturyLink, Inc.(b),(q)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	2.406%	248,750	239,992
Telenet Financing USD LLC(b),(q)
Tranche AR Term Loan
6-month USD LIBOR + 2.000% 04/30/2028	2.162%	750,000	720,937
Zayo Group LLC/Capital, Inc.(b),(q)
Term Loan
1-month USD LIBOR + 3.000% 03/09/2027	3.156%	1,246,875	1,209,232
Total			2,170,161
Total Senior Loans (Cost $21,009,093)			21,091,120

Treasury Bills 5.9%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 5.9%
U.S. Treasury
06/30/2022	0.140%	45,765,000	45,754,274
07/31/2022	0.140%	210,109,000	210,051,548
U.S. Treasury Bills(s)
09/10/2020	0.110%	16,280,000	16,279,503
Treasury Bills (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills(k)
10/08/2020	0.080%	91,240,000	91,232,561
10/15/2020	0.090%	4,000,000	3,999,580
10/20/2020	0.080%	17,365,000	17,362,990
11/03/2020	0.090%	15,710,000	15,707,591
11/05/2020	0.090%	18,480,000	18,476,942
11/19/2020	0.090%	22,380,000	22,375,547
11/24/2020	0.100%	6,365,000	6,363,586
U.S. Treasury Bills
10/22/2020	0.080%	9,350,000	9,348,926
11/12/2020	0.090%	470,000	469,914
12/03/2020	0.090%	16,170,000	16,166,101
01/19/2021	0.110%	8,080,000	8,076,612
01/21/2021	0.110%	18,835,000	18,827,225
01/28/2021	0.110%	7,665,000	7,661,682
02/04/2021	0.100%	36,520,000	36,503,584
02/18/2021	0.110%	8,000,000	7,996,051
Total			552,654,217
Total Treasury Bills (Cost $552,582,687)			552,654,217

U.S. Government & Agency Obligations 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(s)
10/05/2022	2.000%	4,030,000	4,182,603
Federal National Mortgage Association(k)
STRIPS
10/08/2027	0.000%	4,000,000	3,661,174
05/15/2030	0.000%	1,000,000	886,664
Residual Funding Corp.(k)
STRIPS
01/15/2030	0.000%	7,351,000	6,554,370
04/15/2030	0.000%	425,000	372,254
Resolution Funding Corp.(k)
STRIPS
01/15/2029	0.000%	1,935,000	1,729,107
04/15/2029	0.000%	1,220,000	1,079,516
04/15/2030	0.000%	3,000,000	2,602,045
Tennessee Valley Authority Principal STRIP(k)
09/15/2024	0.000%	530,000	514,006
Total U.S. Government & Agency Obligations (Cost $19,066,071)			21,581,739

U.S. Treasury Obligations 11.0%

U.S. Treasury
08/31/2021	1.125%	13,500,000	13,632,363
03/31/2022	0.375%	10,380,000	10,418,925
08/15/2023	0.125%	12,215,000	12,206,411
12/31/2024	1.750%	48,065,000	51,215,511
06/30/2025	0.250%	7,625,000	7,622,022

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	75

Portfolio of Investments  (continued)
August 31, 2020
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/31/2025	0.250%	101,471,000	101,399,654
08/31/2025	0.250%	30,650,000	30,628,449
07/31/2027	0.375%	49,148,000	48,817,787
11/15/2028	3.125%	19,080,000	22,985,438
05/15/2030	0.625%	15,390,000	15,310,645
08/15/2030	0.625%	145,795,000	144,838,220
05/15/2039	4.250%	24,695,000	37,818,077
05/15/2040	4.375%	32,730,000	51,294,047
08/15/2040	1.125%	8,532,000	8,378,691
11/15/2042	2.750%	27,195,000	34,750,111
02/15/2043	3.125%	42,850,000	57,954,625
05/15/2043	2.875%	3,250,000	4,234,649
11/15/2043	3.750%	29,510,000	43,767,019
02/15/2044	3.625%	16,860,000	24,597,159
05/15/2044	3.375%	1,490,000	2,100,667
11/15/2044	3.000%	2,700,000	3,603,234
08/15/2049	2.250%	7,360,000	8,766,450
05/15/2050	1.250%	180,869,000	171,825,550
08/15/2050	1.375%	3,695,000	3,625,719
U.S. Treasury(s)
08/15/2043	3.625%	30,925,000	45,044,195
05/15/2045	3.000%	18,680,000	24,984,500
U.S. Treasury(k)
STRIPS
11/15/2038	0.000%	3,220,000	2,540,278
02/15/2039	0.000%	1,610,000	1,262,718
05/15/2039	0.000%	9,580,000	7,476,516
11/15/2040	0.000%	2,465,000	1,862,423
11/15/2041	0.000%	3,500,000	2,591,641
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/2042	0.000%	1,390,000	1,017,632
08/15/2042	0.000%	510,000	371,503
11/15/2043	0.000%	9,279,000	6,549,669
11/15/2043	0.000%	7,025,000	5,042,358
02/15/2044	0.000%	5,980,000	4,191,373
02/15/2045	0.000%	935,000	641,169
U.S. Treasury(k),(s)
STRIPS
05/15/2043	0.000%	18,157,000	13,190,777
02/15/2045	0.000%	8,770,000	6,112,622
Total U.S. Treasury Obligations (Cost $989,491,070)			1,034,670,797

Money Market Funds 6.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(t),(u)	595,019,738	595,019,738
Total Money Market Funds (Cost $595,018,020)		595,019,738
Total Investments in Securities (Cost: $9,405,844,901)		9,749,338,810
Other Assets & Liabilities, Net		(345,129,834)
Net Assets		9,404,208,976

At August 31, 2020, securities and/or cash totaling $32,074,879 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	99	12/2020	USD	17,396,156	—	(82,484)
U.S. Long Bond	502	12/2020	USD	88,210,813	—	(1,014,737)
U.S. Treasury 10-Year Note	625	12/2020	USD	87,031,250	—	(83,266)
U.S. Treasury 2-Year Note	923	12/2020	USD	203,932,523	74,313	—
U.S. Treasury 5-Year Note	1,920	12/2020	USD	241,980,000	250,132	—
U.S. Treasury 5-Year Note	394	12/2020	USD	49,656,313	61,436	—
U.S. Treasury 5-Year Note	1,184	12/2020	USD	149,221,000	56,123	—
U.S. Treasury 5-Year Note	396	12/2020	USD	49,908,375	33,231	—
U.S. Ultra Bond 10-Year Note	65	12/2020	USD	10,363,438	—	(26,752)
U.S. Ultra Bond 10-Year Note	213	12/2020	USD	33,960,188	—	(131,455)
U.S. Ultra Treasury Bond	482	12/2020	USD	106,476,813	—	(1,085,036)
U.S. Ultra Treasury Bond	509	12/2020	USD	112,441,281	—	(2,129,876)
Total					475,235	(4,553,606)

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(1,507)	12/2020	USD	(209,849,750)	—	(57,507)
U.S. Treasury 2-Year Note	(3,565)	12/2020	USD	(787,670,037)	—	(291,627)
U.S. Treasury 5-Year Note	(79)	12/2020	USD	(9,956,469)	—	(13,768)
U.S. Treasury 5-Year Note	(960)	12/2020	USD	(120,990,000)	—	(124,890)
U.S. Ultra Bond 10-Year Note	(595)	12/2020	USD	(94,865,313)	381,727	—
U.S. Ultra Bond 10-Year Note	(413)	12/2020	USD	(65,847,688)	—	(96,233)
Total					381,727	(584,025)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.109%	Receives Annually, Pays Annually	JPMorgan	03/16/2021	USD	61,730,000	(21,655)	—	—	—	(21,655)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.330%	Receives Annually, Pays Annually	JPMorgan	03/10/2022	USD	66,740,000	(363,846)	—	—	—	(363,846)
Total							(385,501)	—	—	—	(385,501)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Day Overnight Fed Funds Effective Rate	Overnight Federal Funds Effective Rate	0.090%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2020, the total value of these securities amounted to $2,409,087,170, which represents 25.62% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2020.
(c)	Represents a security purchased on a when-issued basis.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2020.
(e)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(f)	Non-income producing investment.
(g)	Valuation based on significant unobservable inputs.
(h)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2020.
(j)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2020, the total value of these securities amounted to $12,849,836, which represents 0.14% of total net assets.
(k)	Zero coupon bond.
(l)	Principal and interest may not be guaranteed by a governmental entity.
(m)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At August 31, 2020, the total value of these securities amounted to $2,918,648, which represents 0.03% of total net assets.
(n)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(o)	Represents a variable rate security where the coupon adjusts periodically through an auction process.
(p)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2020, the total value of these securities amounted to $14,263,491, which represents 0.15% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	77

Portfolio of Investments  (continued)
August 31, 2020
Notes to Portfolio of Investments  (continued)
(q)	The stated interest rate represents the weighted average interest rate at August 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(r)	Represents a security purchased on a forward commitment basis.
(s)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(t)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(u)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	352,368,551	5,720,502,168	(5,477,852,699)	1,718	595,019,738	(55,604)	3,879,354	595,019,738
Abbreviation Legend
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corporation
LIBID	London Interbank Bid Rate
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
78	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	1,006,406,223	—	1,006,406,223
Commercial Mortgage-Backed Securities - Agency	—	153,145,224	—	153,145,224
Commercial Mortgage-Backed Securities - Non-Agency	—	626,603,906	—	626,603,906
Commercial Paper	—	5,976,348	—	5,976,348
Common Stocks
Communication Services	87,612	—	—	87,612
Energy	—	—	27	27
Total Common Stocks	87,612	—	27	87,639
Convertible Bonds	—	1,857	—	1,857
Corporate Bonds & Notes	—	3,136,694,823	—	3,136,694,823
Foreign Government Obligations	—	298,174,071	—	298,174,071
Inflation-Indexed Bonds	—	30,681,934	—	30,681,934
Municipal Bonds	—	49,962,444	—	49,962,444
Residential Mortgage-Backed Securities - Agency	—	1,710,913,666	—	1,710,913,666
Residential Mortgage-Backed Securities - Non-Agency	—	483,179,573	22,493,491	505,673,064
Senior Loans	—	21,091,120	—	21,091,120
Treasury Bills	552,654,217	—	—	552,654,217
U.S. Government & Agency Obligations	—	21,581,739	—	21,581,739
U.S. Treasury Obligations	981,820,118	52,850,679	—	1,034,670,797
Money Market Funds	595,019,738	—	—	595,019,738
Total Investments in Securities	2,129,581,685	7,597,263,607	22,493,518	9,749,338,810
Investments in Derivatives
Asset
Futures Contracts	856,962	—	—	856,962
Liability
Futures Contracts	(5,137,631)	—	—	(5,137,631)
Swap Contracts	—	(385,501)	—	(385,501)
Total	2,125,301,016	7,596,878,106	22,493,518	9,744,672,640
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	79

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,810,826,881)	$9,154,319,072
Affiliated issuers (cost $595,018,020)	595,019,738
Cash	38,896
Margin deposits on:
Futures contracts	12,506,220
Receivable for:
Investments sold	81,797,069
Investments sold on a delayed delivery basis	199,763,215
Capital shares sold	35,172,277
Dividends	61,377
Interest	46,562,998
Foreign tax reclaims	277,838
Variation margin for futures contracts	3,513,881
Variation margin for swap contracts	8,679
Expense reimbursement due from Investment Manager	16,954
Prepaid expenses	51,652
Trustees’ deferred compensation plan	326,079
Other assets	24
Total assets	10,129,435,969
Liabilities
Cash collateral due to broker for:
TBA	192,005
Payable for:
Investments purchased	106,362,713
Investments purchased on a delayed delivery basis	585,906,543
Capital shares purchased	9,822,602
Distributions to shareholders	20,970,728
Variation margin for futures contracts	795,804
Management services fees	344,295
Transfer agent fees	296,482
Compensation of chief compliance officer	501
Other expenses	209,241
Trustees’ deferred compensation plan	326,079
Total liabilities	725,226,993
Net assets applicable to outstanding capital stock	$9,404,208,976
Represented by
Paid in capital	8,877,330,480
Total distributable earnings (loss)	526,878,496
Total - representing net assets applicable to outstanding capital stock	$9,404,208,976
Institutional Class
Net assets	$9,404,198,443
Shares outstanding	874,170,087
Net asset value per share	$10.76
Institutional 3 Class
Net assets	$10,533
Shares outstanding	978
Net asset value per share	$10.77
The accompanying Notes to Financial Statements are an integral part of this statement.
80	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$3,879,354
Interest	260,248,382
Total income	264,127,736
Expenses:
Management services fees	38,877,170
Distribution and/or service fees
Class A	11,007
Transfer agent fees
Class A	2,064
Institutional Class	4,018,293
Institutional 3 Class(a)	1
Compensation of board members	137,830
Custodian fees	134,985
Printing and postage fees	309,769
Registration fees	179,476
Audit fees	49,764
Legal fees	219,701
Compensation of chief compliance officer	3,069
Other	197,636
Total expenses	44,140,765
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,326,759)
Total net expenses	41,814,006
Net investment income	222,313,730
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	216,185,544
Investments — affiliated issuers	(55,604)
Foreign currency translations	411,701
Forward foreign currency exchange contracts	507,693
Futures contracts	64,309,742
Swap contracts	(68,003,872)
Net realized gain	213,355,204
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	41,799,974
Investments — affiliated issuers	1,718
Foreign currency translations	(9,556)
Futures contracts	(9,831,459)
Swap contracts	55,112,868
Net change in unrealized appreciation (depreciation)	87,073,545
Net realized and unrealized gain	300,428,749
Net increase in net assets resulting from operations	$522,742,479

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	81

Statement of Changes in Net Assets
	Year Ended August 31, 2020 (a)	Year Ended August 31, 2019
Operations
Net investment income	$222,313,730	$240,334,227
Net realized gain	213,355,204	129,188,026
Net change in unrealized appreciation (depreciation)	87,073,545	343,072,176
Net increase in net assets resulting from operations	522,742,479	712,594,429
Distributions to shareholders
Net investment income and net realized gains
Class A	(149,151)	(362,615)
Institutional Class	(253,068,630)	(250,729,973)
Institutional 3 Class	(178)	—
Total distributions to shareholders	(253,217,959)	(251,092,588)
Increase (decrease) in net assets from capital stock activity	724,638,811	(35,474,121)
Total increase in net assets	994,163,331	426,027,720
Net assets at beginning of year	8,410,045,645	7,984,017,925
Net assets at end of year	$9,404,208,976	$8,410,045,645

	Year Ended		Year Ended
	August 31, 2020 (a)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,035	11,642	3	31
Distributions reinvested	13,128	134,822	36,680	362,320
Redemptions	(1,126,258)	(11,658,756)	(367,958)	(3,616,940)
Net decrease	(1,112,095)	(11,512,292)	(331,275)	(3,254,589)
Institutional Class
Subscriptions	318,148,542	3,329,174,787	147,758,591	1,459,502,750
Distributions reinvested	24,294,447	253,068,630	25,340,321	250,729,752
Redemptions	(277,515,943)	(2,846,102,314)	(177,405,207)	(1,742,452,034)
Net increase (decrease)	64,927,046	736,141,103	(4,306,295)	(32,219,532)
Institutional 3 Class
Subscriptions	978	10,000	—	—
Net increase	978	10,000	—	—
Total net increase (decrease)	63,815,929	724,638,811	(4,637,570)	(35,474,121)

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	83

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2020	$10.38	0.27	0.42	0.69	(0.28)	(0.03)	(0.31)
Year Ended 8/31/2019	$9.80	0.30	0.59	0.89	(0.31)	—	(0.31)
Year Ended 8/31/2018	$10.17	0.26	(0.38)	(0.12)	(0.25)	(0.00)(d)	(0.25)
Year Ended 8/31/2017(e)	$9.91	0.16	0.26(f)	0.42	(0.16)	—	(0.16)
Institutional 3 Class
Year Ended 8/31/2020(h)	$10.23	0.19	0.53	0.72	(0.18)	—	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
(h)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2020	$10.76	6.77%	0.51%	0.49%	2.59%	184%	$9,404,198
Year Ended 8/31/2019	$10.38	9.33%	0.52%(c)	0.52%(c)	3.05%	219%	$8,398,508
Year Ended 8/31/2018	$9.80	(1.16%)	0.52%	0.52%	2.66%	228%	$7,969,883
Year Ended 8/31/2017(e)	$10.17	4.28%	0.54%(g)	0.53%(g)	2.48%(g)	345%	$7,549,220
Institutional 3 Class
Year Ended 8/31/2020(h)	$10.77	7.11%	0.48%(g)	0.46%(g)	2.53%(g)	184%	$11
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	85

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge. Institutional 3 Class shares commenced operations on December 18, 2019. Effective at close of business on January 24, 2020, Class A shares merged, in a tax-free transaction, into Institutional Class shares and Class A shares are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close
86	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	87

Notes to Financial Statements  (continued)
August 31, 2020
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
88	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to hedge against market volatility. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	89

Notes to Financial Statements  (continued)
August 31, 2020
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
90	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings and to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	856,962*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	5,137,631*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	385,501*
Total		5,523,132

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	91

Notes to Financial Statements  (continued)
August 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	9,602,910	9,602,910
Equity risk	—	(173,051)	—	(173,051)
Foreign exchange risk	507,693	—	—	507,693
Interest rate risk	—	64,482,793	(77,606,782)	(13,123,989)
Total	507,693	64,309,742	(68,003,872)	(3,186,437)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	1,199,745	1,199,745
Interest rate risk	(9,831,459)	53,913,123	44,081,664
Total	(9,831,459)	55,112,868	45,281,409
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2020:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,516,326,909*
Futures contracts — short	1,135,338,972*
Credit default swap contracts — buy protection	25,894,900*
Credit default swap contracts — sell protection	25,314,116**

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	70,196**	—
Interest rate swap contracts	4,715,791*	(30,464,986)*

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2020.
**	Based on the ending daily outstanding amounts for the year ended August 31, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
92	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	93

Notes to Financial Statements  (continued)
August 31, 2020
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2020:
JPMorgan ($)
Assets
Centrally cleared interest rate swap contracts (a)	8,679
Total financial and derivative net assets	8,679
Total collateral received (pledged) (b)	-
Net amount (c)	8,679

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
94	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Dividend income is recorded on the ex-dividend date.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	95

Notes to Financial Statements  (continued)
August 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.45% of the Fund’s average daily net assets.
The Investment Manager has voluntarily agreed to waive a portion of the management services fee on Fund assets that are invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee, or where applicable, an advisory fee to the Investment Manager. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with each of Loomis, Sayles & Company, L.P., PGIM, Inc., the asset management arm of Prudential Financial, TCW Investment Management Company LLC and Voya Investment Management Co. LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
96	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.02(a)
Institutional Class	0.05
Institutional 3 Class	0.02(b)

(a)	Unannualized.
(b)	Annualized.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result of all Class A shares of the Fund being merged into Institutional Class shares, January 24, 2020 was the last day the Fund paid a distribution and shareholder services fee for Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2020
Institutional Class	0.49%
Institutional 3 Class	0.46
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	97

Notes to Financial Statements  (continued)
August 31, 2020
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, non-deductible expenses, swap investments, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,477,000	(4,477,000)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
228,277,231	24,940,728	253,217,959	251,092,588	—	251,092,588
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
238,055,679	—	—	310,123,403
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
9,434,549,237	409,393,387	(99,269,984)	310,123,403
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
98	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $15,639,523,403 and $15,384,611,262, respectively, for the year ended August 31, 2020, of which $11,553,357,286 and $11,874,587,508, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	99

Notes to Financial Statements  (continued)
August 31, 2020
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
100	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	101

Notes to Financial Statements  (continued)
August 31, 2020
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
102	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Total Return Bond Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Total Return Bond Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	103

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
104	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	105

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
106	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	107

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
and Subadvisory Agreements
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and Loomis, Sayles & Company, L.P., PGIM, Inc., TCW Investment Management Company LLC and Voya Investment Management Co. LLC (the Subadvisers) with respect to Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
108	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	109

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Subadvisers’ experience with funds using an investment strategy similar to that used by the Subadvisers for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement and the Subadvisory Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager or Subadvisers had taken or were taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the forty-eighth, fifty-fifth and fiftieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
110	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the fourth and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, to the extent publicly available, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020	111

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide transfer agency and shareholder services to the Fund. The Committee and the Board also considered the benefits of research made available to the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
112	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2020

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Multi-Manager Total Return Bond Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN101_08_K01_(10/20)

Annual Report
August 31, 2020
Multi-Manager Small Cap Equity Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Multi-Manager Small Cap Equity Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Small Cap Equity Strategies Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
BMO Asset Management Corp.
David Corris, CFA
Thomas Lettenberger, CFA
Columbia Management Investment Advisers, LLC
Christian Stadlinger, Ph.D, CFA
Jarl Ginsberg, CFA, CAIA
Conestoga Capital Advisors, LLC
Robert Mitchell
Joseph Monahan, CFA
Hotchkis and Wiley Capital Management, LLC
Judd Peters, CFA
Ryan Thomes, CFA
J.P. Morgan Investment Management Inc.
Eytan Shapiro, CFA
Felise Agranoff, CFA
Matthew Cohen
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2020)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	5.76	7.48	9.51
Institutional 3 Class*	12/18/19	5.82	7.49	9.52
Russell 2000 Index		6.02	7.65	9.78
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of a class include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Small Cap Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2020)
Common Stocks	98.2
Limited Partnerships	0.1
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2020)
Communication Services	1.4
Consumer Discretionary	12.0
Consumer Staples	2.7
Energy	2.2
Financials	16.8
Health Care	14.9
Industrials	21.9
Information Technology	18.0
Materials	3.7
Real Estate	4.1
Utilities	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance
The Fund is currently managed by four independent money management firms and by Columbia Management Investment Advisers, LLC (CMIA) and each invests a portion of the portfolio’s assets. As of August 31, 2020, BMO Asset Management Corp. (BMO), CMIA, Conestoga Capital Advisors, LLC (Conestoga), Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley), and J.P. Morgan Investment Management Inc. (JPMIM) managed approximately 17.2%, 18.9%, 22.9%, 17.3% and 23.7% of the portfolio, respectively.
For the 12-month period that ended August 31, 2020, the Fund’s Institutional shares returned 5.76%. The Fund modestly underperformed its benchmark, the Russell 2000 Index, which returned 6.02% over the same period. Individual stock selection and sector allocation among the Fund’s managers generally accounted for the relative results.
Small-cap equities underperformed larger cap counterparts amid rising volatility
Small-cap equities, particularly those of value-oriented companies, struggled during the annual period, amid especially heightened volatility for U.S. equity markets. The annual period began with U.S. equity markets rising into the end of 2019, driven higher by hopeful expectations around a trade deal between the U.S. and China and on consumer sentiment in the United States. This optimism persisted into the beginning of 2020, with markets rising to record highs in mid-February. However, the outbreak of COVID-19 and the resulting global economic shutdown caused U.S. and global equity markets to sharply reverse course. The first quarter of 2020 saw the worst quarterly results for U.S. equity markets since 2008. Value-oriented stocks and small-cap stocks were hit hardest. Growth-oriented stocks and traditionally defensive sectors performed relatively better. Policy responses came swiftly, with the U.S. Federal Reserve (Fed) cutting interest rates to near zero and rolling out numerous emergency lending and asset purchase programs. Lawmakers also delivered fiscal stimulus packages to try and alleviate some of the burdens caused by the quarantine and stay-at-home orders put in place to contain the spread of the virus.
After March 2020, U.S. equity markets posted a sharp rebound through the end of the annual period, seemingly buoyed both by optimism that the worst effects of the pandemic were potentially in the rearview mirror and by the ongoing commitment of the Fed to support the economy. These hopeful expectations appeared to outweigh concerns about U.S.-China trade relations, social unrest in the U.S., and recessionary domestic economic data. Still, large-cap and growth-oriented names continued to lead performance, with mega cap technology companies performing especially well in our opinion.
For the annual period as a whole, the risk-off environment brought about by COVID-19 had an outsized effect on small-cap companies and on more value-oriented, cyclical industries. Within the small-cap universe, as across the capitalization spectrum, growth stocks sharply outperformed value stocks.
Individual stock selection impacted Fund performance most
Conestoga: Our portion of the Fund outperformed the Russell 2000 Index during the annual period due primarily to sector allocation. Stock selection detracted modestly from relative returns.
More specifically, our portion of the Fund benefited most from significant underweights in several sectors that underperformed the Russell 2000 Index during the annual period, including financials, energy, real estate, utilities, communication services and materials. A sizable overweight to the information technology sector, which outperformed the Russell 2000 Index during the annual period, also helped. Effective stock selection in industrials, energy and materials added value as well. Only partially offsetting these positive contributors was the detracting effect of our portion of the Fund’s stock selection in health care and consumer staples. Having an underweight to consumer staples, which outpaced the Russell 2000 Index during the annual period, further dampened relative results. Having a position in cash, albeit modest, during an annual period when the Russell 2000 Index ultimately rallied was a moderate drag on performance as well.
The biggest individual contributors to our portion of the Fund’s results were Repligen Corp., Descartes Systems Group, Inc. and Trex Company, Inc. Repligen is a provider of tools used by biotechnology companies. In our opinion, its business fundamentals remained strong through the annual period, and its operations were not significantly impacted by the COVID-19 pandemic. Shares of Descartes Systems Group rallied along with many of its software company peers due to visible revenue growth and potential benefits from the secular shifts brought about by the pandemic. Further, while the company saw some volume reductions within its customers’ supply chains, it reciprocated with cost reductions to maintain profitability. Trex Company is the market leader in composite decking and railing in our view. Its stock performed well due to the success of its
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
new entry price point product, known as Trex Enhanced Basics. Additionally, because of the COVID-19 pandemic, outdoor home improvement projects saw a pick-up, creating demand for the company’s products. We trimmed our portion of the Fund’s positions in each of these three holdings during the annual period.
Positions in Cantel Medical Corp., The Chefs’ Warehouse and PROS Holdings, Inc. detracted most from our portion of the Fund’s results. Cantel Medical is a leading provider of infection prevention products within the health care market. The company acquired Hu-Friedy for $725 million in late 2019, a deal we looked favorably upon, but which proved untimely as Cantel Medical funded the acquisition with debt. Hu-Friedy is a leading manufacturer of instruments serving the dental industry. As dental practices and elective procedures were postponed due to COVID-19, investors sold Cantel Medical on concerns that declining fundamentals could potentially cause the company to break a debt covenant. We trimmed our portion of the Fund’s holding in Cantel Medical in the spring of 2020. Chef’s Warehouse is a specialty food distributor focused on small independent restaurants serving mostly urban markets, including New York City. Its stock underperformed the Russell 2000 Index, as many of Chef’s Warehouse’s restaurant customers were shut down due to the pandemic creating massive near-term challenges in managing their businesses. The catastrophic impact on its business from the COVID-19 pandemic, combined with higher levels of debt on Chef’s Warehouse’s balance sheet, led us to sell our portion of the Fund’s holding. PROS Holdings is a developer of pricing optimization software, which generates about 45% of its revenue from the travel industry, though only about 2% is directly tied to airline passenger volume. In our opinion, while science-based revenue management could eventually become more mission critical for airlines, heightened financial risks could present a more challenged investment environment for airline customers in the near term. We added to our portion of the Fund’s position in PROS Holdings during the annual period.
BMO: Our portion of the Fund underperformed the Russell 2000 Index as well as the Russell 2000 Value Index, against which we measure our portion of the Fund, due primarily to stock selection. Sector allocation overall contributed positively.
More specifically, stock selection in the information technology, health care and energy sectors detracted most from our portion of the Fund’s relative results. Having underweighted allocations in consumer staples, materials and consumer discretionary, which each outperformed the Russell 2000 Value Index during the annual period, also hurt. Partially offsetting these detractors was effective stock selection in industrials, financials and consumer discretionary, which contributed positively. Having overweights to health care, information technology and industrials, which each outperformed the Russell 2000 Value Index during the annual period, and having an underweight to financials, which lagged the Russell 2000 Value Index during the annual period, also added value.
From an individual holdings perspective, the biggest detractors from our portion of the Fund’s results included U.S. bank Great Western Bancorp, Inc., chemicals producer Kraton Performance Polymers, Inc. and energy-related company Newpark Resources, Inc. Great Western Bancorp saw its share price decline on investor fears of both higher credit losses given the COVID-19 pandemic as well as lower net interest income given the declining interest rate environment in the U.S. Shares of Kraton fell as investors discounted lower sales and earnings due to the cyclical nature of the company’s business and the slowing economy due to COVID-19. Newpark Resources provides environmental services to the oil and gas exploration and production industry, primarily in the Gulf of Mexico. The company posted negative absolute returns as the oil and gas exploration industry broadly slowed on the negative effects of COVID-19-driven lower demand as well as lower energy prices. By the end of the annual period, we had exited our portion of the Fund’s positions in Kraton and Newpark Resources.
Conversely, individual positive contributors included technology-based education company K12, Inc., specialty personal lines insurance company National General Holdings Corp. and U.S.-based global specialty biopharmaceutical company Emergent Biosolutions, Inc. Shares of K12 were viewed favorably by investors for the business’ leadership position in K-12 online learning offerings. Investors increased their expectations for adoption of the company’s products given potential complications to in-person learning driven by the COVID-19 pandemic. National General Holdings’ shares rose on the company’s receipt of an offer from Allstate to purchase the company in a cash deal at an approximately 70% premium to the stock’s prior close. Following the stock’s appreciation on the acquisition news, we exited our portion of the Fund’s position in National General Holdings. Shares of Emergent BioSolutions rose, as investors favorably recognized the company’s leadership in therapeutics for infectious diseases. In our view, the company’s core competency in manufacturing therapies for infectious diseases also made the company an attractive partner in addressing the COVID-19 pandemic, increasing the company’s overall market opportunity.
6	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
JPMIM: During the annual period, our portion of the Fund outperformed the Russell 2000 Index as well as the Russell 2000® Growth Index, against which we measure our portion of the Fund. While growth as a style was generally rewarded, buoying our investment approach, strong stock selection across sectors was the primary driver of our portion of the Fund’s relative outperformance during the annual period. Stock selection proved most effective in the information technology, health care and consumer discretionary sectors. There were no detractors from a sector perspective within our portion of the Fund during the annual period.
From an individual holdings perspective, the top positive contributors to our portion of the Fund’s results were each health care-related companies — Teladoc Health, Inc., Horizon Therapeutics PLC and iRhythm Technologies, Inc. Teladoc, a telemedicine and virtual health care company, benefited from increased demand for telehealth services amid the COVID-19 pandemic. The company also reported revenues that beat consensus expectations throughout the annual period, driving its share price higher. Horizon Therapeutics is a biopharmaceutical company focusing on therapies for the treatment of rheumatic and inflammatory diseases. The company performed well upon consistently beating consensus quarter earnings and revenue expectations. Its performance, in our view, was driven by encouraging growth from its drug treating chronic gout as well as by a strong launch for its thyroid eye disease drug. iRhythm Technologies is a digital health care company that offers cardiac rhythm monitoring devices for palpitations, shortness of breath and fatigue. Its stock rose after beating earnings and revenue expectations in the first and second quarters of 2020. Its performance was particularly strong after the approval of permanent codes for long-term continuous electrocardiogram monitoring and recording, which we believe should make it easier for health care providers to receive reimbursement heading into 2021.
Among the biggest individual detractors from our portion of the Fund’s results were Quidel Corporation, Hexcel Corp. and Tricida, Inc. Not owning a position in Quidel, a manufacturer of diagnostic health care products, was the top detractor from our portion of the Fund’s relative results. Its stock rallied during the second half of the annual period when it received emergency use authorization from the U.S. Food and Drug Administration (FDA) for a new antigen test that could help rapidly screen for COVID-19. Shares of Hexcel, a leading supplier of composite materials to aerospace and industrial markets, performed poorly following the collapse in commercial flight travel as a result of the COVID-19 pandemic. We exited our portion of the Fund’s position in Hexcel, as we believed less air travel demand would likely weigh heavily on the demand for new plane construction, creating a headwind for the company moving forward. Tricida is a pharmaceutical company focused on the treatment of kidney-related diseases. Its shares fell after a Complete Response Letter from the FDA drove uncertainty around the potential for approval of the company’s drug candidate, Veverimer, an orally-administered polymer designed to treat metabolic acidosis in chronic kidney disease patients.
Hotchkis & Wiley: Our portion of the Fund underperformed the Russell 2000 Index as well as the Russell 2000® Value Index, against which we measure our portion of the Fund, during the annual period. There were three stylistic factors that served as headwinds to our relative performance: value tilt, small/microcap bias and cyclical overweight. Our portion of the Fund’s valuation characteristics typically trade at a discount to the Russell 2000 Value Index, so when growth outperforms value, as it did by a wide margin during the annual period, it represents a challenging environment for our style. Further, our portion of the Fund has a notable overweight to stocks below $1 billion in market capitalization, which also hurt performance, as smaller market cap stocks underperformed even within the small-cap market during the annual period. Additionally, our value-focused approach led to a portfolio that was overweight cyclical market segments, which were punished disproportionately during the pandemic and ensuing recession.
From a sector perspective, stock selection in industrials, consumer discretionary and real estate detracted most from our portion of the Fund’s results relative to the Russell 2000 Value Index. Within industrials, positions in commercial/professional services disappointed most. Within consumer discretionary, select leisure/luxury/apparel holdings detracted, and within real estate, a retail real estate investment trust (REIT) and a hotel REIT performed especially poorly. Only partially offsetting these detractors was the positive contributions made by effective stock selection in financials, materials and energy.
The biggest individual detractors from our portion of the Fund’s results were energy companies —Centennial Resource Development, Inc., Kosmos Energy Ltd. and Newpark Resources. Centennial Resource Development is an oil and gas producer in the Permian Basin, and Newpark Resources is an oil services company primarily operating in the Gulf of Mexico. Each saw their share price decline with the drop in crude oil prices. Given the ongoing risks associated with COVID-19 and the potential for a prolonged decrease in oil demand, we became less comfortable with these companies’ balance sheets
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
and exited the positions. Kosmos Energy is an offshore oil and gas exploration and production company that experienced a similar share price decline, but with a better liquidity position, in our view, and so we maintained a modest position in our portion of the Fund.
From an individual holdings perspective, the top positive contributors to our portion of the Fund’s results were Thor Industries, Inc., Camping World Holdings, Inc. and Range Resources Corp. Thor Industries manufactures recreational vehicles, and Camping World Holdings is a retailer of recreational vehicles. Each experienced a notable increase in demand amid the COVID-19 pandemic, as camping and recreational vehicle usage became a popular hobby and/or vacation alternative to hotels. We exited both positions as they approached the valuation target we had set for each. Range Resources is an oil and gas exploration and production company with assets in the Marcellus Shale in Pennsylvania and in Louisiana. Its stock traded at stressed prices early in the annual period, but its stock subsequently rallied. The company has good assets and remained attractively valued, in our opinion, and thus we maintained the position.
CMIA: While our portion of the Fund posted negative absolute returns, it outperformed the Russell 2000 Value Index, against which our portion of the Fund is managed, with both stock selection and sector allocation overall contributing positively to relative results during the annual period.
Stock selection in health care, financials, industrials and information technology helped most. Having an overweight to information technology, which outperformed the Russell 2000 Value Index during the annual period, and having an underweight to real estate, which underperformed the Russell 2000 Value Index during the annual period, also boosted relative results. Partially offsetting these positive contributors was weak stock selection in consumer discretionary, materials and energy, which detracted. Having an underweighted allocation to consumer discretionary, which outperformed the Russell 2000 Value Index during the annual period, also dampened relative results.
From an individual holdings perspective, the top positive contributors to our portion of the Fund’s results were industrials company Sunrun, Inc. and two health care-related companies, Immunomedics, Inc. and LHC Group, Inc. Sunrun, which designs and manufactures residential solar energy systems, saw its share price climb sharply in the second half of the annual period following its earlier COVID-19-induced sell-off. The company demonstrated initial success in digital customer acquisitions, which was seen favorably by investors given the pandemic. The company also announced plans to acquire Vivint Solar in an all-stock transaction, a move expected to provide numerous cost synergies. Shares of biotechnology company Immunomedics jumped sharply after it announced it would be stopping one of its breast cancer treatment drug trials early after it had demonstrated compelling efficacy. Post-acute health care services provider LHC Group has been a leading provider of in-home health care. As such, we believe the company was able to better weather the COVID-19-related sell-off than some of its peers during the first quarter of 2020. The company also continued to execute well, in our opinion, and realized synergies from past acquisitions. We maintained the Fund’s positions in each of these holdings at the end of August 2020.
Among the biggest individual detractors from our portion of the Fund’s results was children’s apparel retailer Children’s Place, Inc. Its shares were hit especially hard by the lockdown measures put in place to curb the spread of the COVID-19 pandemic, as customer traffic declined, stores closed and more people began shopping online. At the end of the annual period, we maintained the Fund’s position in Children’s Place, as, in our view, the company had begun to focus more on online sales and was working to optimize its fleet of stores. Casino gambling operator Penn National Gaming, Inc. was also a notable detractor from our portion of the Fund’s relative results, as casinos were closed across the country due to the pandemic. Similarly, shares of Brinker International, Inc., which owns the Chili’s and Maggiano restaurant brands, declined sharply as restaurants were closed amid the COVID-19-sparked economic lockdown. We exited our portion of the Fund’s positions in both Penn National Gaming and Brinker International.
Sector weighting changes were driven by bottom-up stock selection
Conestoga: During the annual period, we established a new position in our portion of the Fund in Computer Services, Inc., which provides financial solutions, such as core bank processing, digital banking and regulatory compliance, to more than 3,000 customers, including credit unions and banks. Computer Services, in our view, has been successful executing on its strategy to expand into new markets and broaden its geographic reach. With its expectation of 90% recurring revenues, we believe the company has the potential to grow revenues and earnings at rates that meet our portion of the Fund’s criteria. We also initiated a position in Construction Partners, Inc., a civil infrastructure company focused on building and maintaining
8	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
roads in five southeastern states. Construction Partners has created scale by leveraging its 32 production facilities with its technology systems and what we see as its balance sheet strength. Its typical competitors are much smaller “mom and pop” operations, and its revenue has been rather predictable, with 70% derived from publicly funded projects. Construction Partners focuses on maintenance projects that are less cyclical than larger, more complicated projects. We believe the company can durably grow its revenues organically and complement this with merger and acquisition activity and gradual margin expansion.
Conversely, in addition to the sale of Chef’s Warehouse, mentioned earlier, we sold our portion of the Fund’s position in Blackbaud, Inc. A long-tenured holding of our portion of the Fund, Blackbaud provides software services that support fundraising and enterprise management to non-profit and foundation clients. The impact of the COVID-19 pandemic on Blackbaud’s prospective clients deferred new business, and so we exited the position. We also sold our portion of the Fund’s position in Tyler Technologies, Inc. First purchased by our portion of the Fund in 2012, this company provides software services to municipalities and other public sector clients that assist in financial and enterprise management. The company’s revenue and earnings had risen rather steadily during its time in the portfolio, lifting its market capitalization to more than $13 billion during the second quarter of 2020. Given its market capitalization growth beyond our small cap investment criteria, we eliminated the holding from our portion of the Fund.
At Conestoga, sector allocations are driven more by our bottom-up stock selection process than by any top-down or sector level research. That said, our portion of the Fund’s sector weightings relative to the Russell 2000 Index increased in information technology, industrials and consumer staples and decreased in financials, utilities, real estate and health care during the annual period. At the end of August 2020, our portion of the Fund was overweight relative to the Russell 2000 Index in industrials and information technology and was underweight in financials, real estate, utilities, consumer discretionary, materials, consumer staples, energy and communication services. Our portion of the Fund had a rather neutral weighting relative to the Russell 2000 Index in the health care sector at the end of the annual period.
BMO: During the annual period, we established a position in our portion of the Fund in Orion Engineered Carbons SA, which engages in the production and supply of carbon black. We added the position due to what we saw as strong company fundamentals and growing investor interest. We also initiated a position in OraSure Technologies, Inc. The company develops, manufactures, markets and sells oral fluid diagnostic products and specimen-collection devices, in the U.S., Europe and elsewhere internationally. The purchase was based on an improving score within our stock selection model, driven by rapidly improving investor interest and relatively attractive valuations. Conversely, we sold our portion of the Fund’s position in Belden, Inc., which operates as a signal transmission solutions company in the U.S. and internationally. We exited the position due to deterioration in the stock’s model score driven by rapidly decreasing fundamentals and weakening investor interest. We also eliminated our portion of the Fund’s position in Tech Data Corp., which engages in the distribution of information technology products, services and solutions. We exited the position following an acquisition offer the company received at a premium to prior trading levels.
As a result of our bottom-up stock attractiveness strategy, our portion of the Fund’s weights to consumer discretionary, consumer staples and industrials increased and its weights to energy, financials and real estate decreased. As of August 31, 2020, our portion of the Fund was overweight relative to the Russell 2000 Value Index in financials, energy, industrials, materials, real estate and utilities and was underweight relative to the Russell 2000 Value Index in consumer discretionary, consumer staples, health care and information technology. Our portion of the Fund was rather neutrally weighted compared to the Russell 2000 Value Index in communication services at the end of August 2020.
JPMIM: During the reporting period, we established a position in Natera, Inc., a leading provider of preconception and prenatal genetic testing services. We like the outlook for the company’s core non-invasive prenatal testing business and believe the company’s oncology and transplant rejection test pipeline may further accelerate its growth. We also initiated a position in our portion of the Fund in Helen of Troy Ltd., a high-quality consumer product company. We like what we consider to be the company’s strong brands and innovation with eight owned and licensed brands that hold top market share positions within their respective category. We also like the company’s management team, which, in our view, has done an excellent job diversifying the business and accelerating organic growth since taking over in 2014. Conversely, in addition to the sale of Hexcel mentioned earlier, we sold our portion of the Fund’s position in Wix.com Ltd., a provider of cloud-based web development services. We lost conviction in the company, as we believed it would be significantly impacted by COVID-19 given its exposure to small and medium-sized companies that are more likely to go out of business.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	9

Manager Discussion of Fund Performance  (continued)
There were no significant shifts in sector weightings within our portion of the Fund during the annual period, though we modestly decreased its allocation to information technology, trimming from select stocks that exhibited relative strength and where expectations remained elevated. Also, though staying underweighted overall, we modestly increased its allocation to health care, making a number of new purchases within the biotechnology industry. Our portion of the Fund’s largest overweights relative to the Russell 2000 Index at the end of the annual period were consumer discretionary and information technology, and its largest underweights relative to the Russell 2000 Index were utilities and financial services.
Hotchkis & Wiley: We rebalance our portion of the Fund twice per year, triggering many buys and sells. Notably, however, with more than 350 holdings and a maximum position size of 0.4% at purchase, even the largest purchases and sales within our portion of the Fund were modest in size. Among those purchases made during the annual period were several in the financials sector, including those of Axis Capital Holdings Ltd., Lazard Ltd. and Stifel Financial Corp. Each, in our view, is a well-capitalized financial services company trading at an attractive valuation at the time of purchase. Conversely, in addition to those sales mentioned earlier, we sold our portion of the Fund’s positions in financial services firm Legg Mason, Inc. and communications headset manufacturer Plantronics, Inc. Legg Mason was acquired at a premium to its market price. Shares of Plantronics increased in price such that its valuation became unattractive to us.
During the annual period, we increased our portion of the Fund’s relative weighting in financials, primarily by increasing the allocation to banks, many of which, in our view, were trading at valuation levels last seen during the 2008-2009 financial crisis yet their balance sheets had been much improved in the last 10 to 12 years. We reduced our portion of the Fund’s relative weight in energy, primarily due to a rigorous stress test we conducted at the outset of the COVID-19 pandemic. In fact, we carried out a stress test that was more conservative than we had done previously given the potential severity of the pandemic. Our goal was to see that our portion of the Fund’s investments had the financial wherewithal to survive an extended economic slowdown without the need for a dilutive capital raise. Based on the outcome of this test, we exited several energy-related positions, as our confidence in the liquidity profile of select holdings diminished. At the end of the annual period, our portion of the Fund was overweight relative to the Russell 2000 Value Index in financials, industrials, energy, consumer discretionary and information technology and was underweight relative to the Russell 2000 Value Index in materials, communication services, consumer staples, health care and real estate. Our portion of the Fund had a rather neutral weighting relative to the Russell 2000 Value Index in the utilities sector at the end of August 2020.
CMIA: During the annual period, we established positions in timeshare company Marriot Vacations Worldwide Corp. and semiconductor company Synaptics, Inc. We felt Marriot Vacations Worldwide became a good value after selling off during the first quarter of 2020. Because it is a timeshare company, more of its revenues are fixed and so should provide, in our opinion, more stability compared to traditional hotels. We purchased Synaptics because we thought it was a good value and was demonstrating signs of upward inflection. Conversely, in addition to the sales of Penn National Gaming and Brinker International, mentioned earlier, we exited our portion of the Fund’s position in technology company Entegris, Inc., as its market capitalization had grown too large to hold within the Fund’s small cap portfolio.
In general, changes in sector weights are a function of the number of opportunities we can find for undervalued companies with what we view as strong underlying earnings prospects and evidence of upward inflection points. Based on our individual fundamental, bottom-up stock selection process, notable sector shifts in our portion of the Fund during the annual period included increased allocations relative to the Russell 2000 Value Index in information technology, materials, energy and financials and decreased exposure relative to the Russell 2000 Value Index to real estate, consumer discretionary and utilities. At the end of the annual period, our portion of the Fund was overweight relative to the Russell 2000 Value Index in information technology and materials. Our portion of the Fund was underweight relative to the Russell 2000 Value Index in real estate, consumer discretionary, financials and energy at the end of August 2020.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.
10	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	11

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,076.60	1,020.27	5.20	5.05	0.99
Institutional 3 Class	1,000.00	1,000.00	1,076.70	1,021.18	4.25	4.14	0.81
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
12	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 1.3%
Diversified Telecommunication Services 0.5%
Bandwidth, Inc., Class A(a)	21,183	3,335,899
Vonage Holdings Corp.(a)	250,000	2,862,500
Total		6,198,399
Interactive Media & Services 0.0%
Meet Group, Inc. (The)(a)	62,500	393,750
Media 0.8%
Emerald Holding, Inc.	209,800	579,048
Entravision Communications Corp., Class A	353,900	537,928
Gray Television, Inc.(a)	56,925	883,476
MDC Partners, Inc., Class A(a)	88,500	193,815
New York Times Co. (The), Class A	76,219	3,302,569
Nexstar Media Group, Inc., Class A	35,000	3,360,350
TEGNA, Inc.	16,600	207,832
Total		9,065,018
Total Communication Services		15,657,167
Consumer Discretionary 11.8%
Auto Components 2.4%
Adient PLC(a)	46,200	801,108
American Axle & Manufacturing Holdings, Inc.(a)	91,611	712,733
Cooper Tire & Rubber Co.	25,500	881,535
Dana, Inc.	136,203	1,900,032
Dorman Products, Inc.(a)	54,605	4,624,497
Fox Factory Holding Corp.(a)	135,359	13,645,541
Goodyear Tire & Rubber Co. (The)	83,400	800,223
Motorcar Parts of America, Inc.(a)	34,300	597,163
Stoneridge, Inc.(a)	51,388	1,038,038
Visteon Corp.(a)	38,300	2,888,969
Total		27,889,839
Automobiles 0.2%
Harley-Davidson, Inc.	15,800	437,818
Winnebago Industries, Inc.	43,439	2,344,837
Total		2,782,655
Distributors 0.1%
Funko, Inc., Class A(a)	100,000	584,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 0.9%
Bright Horizons Family Solutions, Inc.(a)	12,279	1,633,230
Graham Holdings Co., Class B	3,852	1,648,463
Grand Canyon Education, Inc.(a)	51,836	4,874,657
H&R Block, Inc.	54,200	785,900
K12, Inc.(a)	50,617	1,883,459
Total		10,825,709
Hotels, Restaurants & Leisure 1.9%
Boyd Gaming Corp.	131,082	3,510,376
Brinker International, Inc.	13,600	612,544
Caesars Entertainment, Inc.(a)	41,000	1,877,800
Carrols Restaurant Group, Inc.(a)	142,706	950,422
Dine Brands Global, Inc.	61,987	3,691,946
Hilton Grand Vacations, Inc.(a)	38,100	834,771
Marriott Vacations Worldwide Corp.	21,000	1,988,070
Papa John’s International, Inc.	16,000	1,572,640
Planet Fitness, Inc., Class A(a)	23,138	1,406,559
Red Rock Resorts, Inc., Class A	33,158	566,173
Texas Roadhouse, Inc.	63,061	3,972,212
Twin River Worldwide Holdings, Inc.	27,600	660,468
Wyndham Destinations, Inc.	19,600	568,204
Total		22,212,185
Household Durables 2.4%
Century Communities, Inc.(a)	17,000	606,560
Ethan Allen Interiors, Inc.	62,100	884,304
Green Brick Partners, Inc.(a)	13,000	185,120
Hamilton Beach Brands Holding Co.	16,500	360,525
Helen of Troy Ltd.(a)	20,584	4,257,183
Hooker Furniture Corp.	39,700	978,605
KB Home	141,341	5,054,354
La-Z-Boy, Inc.	81,896	2,661,620
M/I Homes, Inc.(a)	32,137	1,367,751
Meritage Homes Corp.(a)	24,184	2,322,389
Taylor Morrison Home Corp., Class A(a)	32,500	764,725
TopBuild Corp.(a)	22,000	3,383,600
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
TRI Pointe Group, Inc.(a)	255,974	4,320,841
Universal Electronics, Inc.(a)	24,483	1,005,762
Total		28,153,339
Internet & Direct Marketing Retail 0.3%
Duluth Holdings, Inc., Class B(a)	52,000	503,360
Farfetch Ltd., Class A(a)	69,772	1,931,987
RealReal, Inc. (The)(a)	86,961	1,396,593
Total		3,831,940
Leisure Products 0.1%
Johnson Outdoors, Inc., Class A	9,896	848,186
Multiline Retail 0.3%
Big Lots, Inc.	9,500	447,925
Dillard’s, Inc., Class A	22,500	679,725
Ollie’s Bargain Outlet Holdings, Inc.(a)	26,099	2,493,499
Total		3,621,149
Specialty Retail 2.9%
Aaron’s, Inc.	28,930	1,616,898
American Eagle Outfitters, Inc.	60,100	757,861
Asbury Automotive Group, Inc.(a)	6,600	698,214
AutoNation, Inc.(a)	10,900	619,774
Bed Bath & Beyond, Inc.	21,100	256,998
Cato Corp. (The), Class A	78,900	631,200
Children’s Place, Inc. (The)	41,300	824,554
Designer Brands, Inc.	89,100	628,155
Floor & Decor Holdings, Inc.(a)	26,219	1,920,280
Foot Locker, Inc.	12,800	388,224
Genesco, Inc.(a)	108,100	2,107,950
Group 1 Automotive, Inc.	10,100	873,044
Haverty Furniture Companies, Inc.	19,300	407,616
Hibbett Sports, Inc.(a)	75,925	2,533,617
Lithia Motors, Inc., Class A	21,273	5,296,126
Murphy U.S.A., Inc.(a)	11,117	1,499,239
National Vision Holdings, Inc.(a)	116,538	4,378,333
ODP Corp. (The)	25,830	603,905
Penske Automotive Group, Inc.	12,800	603,776
Sally Beauty Holdings, Inc.(a)	177,014	1,975,476
Sleep Number Corp.(a)	19,028	913,344
Sonic Automotive, Inc., Class A	20,000	845,200
Common Stocks (continued)
Issuer	Shares	Value ($)
Tilly’s, Inc.	61,800	391,812
Urban Outfitters, Inc.(a)	26,000	612,040
Vroom, Inc.(a)	21,965	1,507,458
Zumiez, Inc.(a)	39,363	1,010,842
Total		33,901,936
Textiles, Apparel & Luxury Goods 0.3%
Culp, Inc.	14,300	171,600
G-III Apparel Group Ltd.(a)	50,600	559,636
Movado Group, Inc.	66,500	725,515
Rocky Brands, Inc.	9,600	231,168
Tapestry, Inc.	28,600	421,278
Unifi, Inc.(a)	31,400	384,022
Vera Bradley, Inc.(a)	89,800	473,246
Total		2,966,465
Total Consumer Discretionary		137,617,403
Consumer Staples 2.6%
Food & Staples Retailing 1.2%
BJ’s Wholesale Club Holdings, Inc.(a)	136,774	6,074,133
Grocery Outlet Holding Corp.(a)	64,618	2,657,738
Ingles Markets, Inc., Class A	15,300	618,120
Performance Food Group, Inc.(a)	84,344	3,079,400
SpartanNash Co.	35,546	710,209
Sprouts Farmers Market, Inc.(a)	14,024	327,461
Village Super Market, Inc., Class A	23,100	587,664
Weis Markets, Inc.	7,700	379,071
Total		14,433,796
Food Products 0.5%
Freshpet, Inc.(a)	37,222	4,228,419
TreeHouse Foods, Inc.(a)	38,500	1,648,185
Total		5,876,604
Household Products 0.6%
Central Garden & Pet Co., Class A(a)	52,531	1,952,052
Spectrum Brands Holdings, Inc.	20,187	1,203,145
WD-40 Co.	17,450	3,566,431
Total		6,721,628

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.3%
BellRing Brands, Inc., Class A(a)	97,000	1,885,680
Inter Parfums, Inc.	5,065	226,253
Nu Skin Enterprises, Inc., Class A	17,300	817,771
Usana Health Sciences, Inc.(a)	5,200	407,732
Total		3,337,436
Tobacco 0.0%
Universal Corp.	14,100	612,081
Total Consumer Staples		30,981,545
Energy 2.2%
Energy Equipment & Services 0.9%
Cactus, Inc., Class A	17,900	395,411
ChampionX Corp.(a)	58,600	600,064
Dril-Quip, Inc.(a)	5,700	188,841
Frank’s International NV(a)	359,500	830,445
Hoegh LNG Partners LP	19,500	204,165
Liberty Oilfield Services, Inc., Class A	187,077	1,206,647
Matrix Service Co.(a)	117,276	1,083,630
NexTier Oilfield Solutions, Inc.(a)	227,417	573,091
Oil States International, Inc.(a)	37,800	165,942
Patterson-UTI Energy, Inc.	315,200	1,213,520
ProPetro Holding Corp.(a)	150,338	944,122
RPC, Inc.(a)	119,100	372,783
Select Energy Services, Inc., Class A(a)	222,858	1,063,033
Solaris Oilfield Infrastructure, Inc., Class A	153,593	1,194,953
TechnipFMC PLC	24,500	188,650
Total		10,225,297
Oil, Gas & Consumable Fuels 1.3%
Berry Corp.	130,800	515,352
Bonanza Creek Energy, Inc.(a)	44,700	895,788
Cimarex Energy Co.	85,700	2,380,746
Delek U.S. Holdings, Inc.	65,000	1,022,450
Earthstone Energy, Inc., Class A(a)	200,300	586,879
Kosmos Energy Ltd.	202,500	297,675
Magnolia Oil & Gas Corp., Class A(a)	130,300	839,132
Ovintiv, Inc.	122,000	1,351,760
PDC Energy, Inc.(a)	38,477	582,542
Range Resources Corp.	117,400	875,804
Common Stocks (continued)
Issuer	Shares	Value ($)
Renewable Energy Group, Inc.(a)	15,000	501,450
REX American Resources Corp.(a)	8,800	543,664
Scorpio Tankers, Inc.	73,000	864,320
World Fuel Services Corp.	70,357	1,857,425
WPX Energy, Inc.(a)	344,100	1,913,196
Total		15,028,183
Total Energy		25,253,480
Financials 16.6%
Banks 9.1%
1st Source Corp.	33,110	1,140,639
Amalgamated Bank, Class A	34,400	404,888
Ameris Bancorp	83,800	2,054,776
Associated Banc-Corp.	142,933	1,921,020
Atlantic Capital Bancshares, Inc.(a)	45,165	520,978
Atlantic Union Bankshares Corp.	115,000	2,674,900
Bancorp, Inc. (The)(a)	322,657	3,065,241
BankUnited, Inc.	34,000	794,920
Banner Corp.	36,747	1,327,302
Bar Harbor Bankshares	19,300	391,018
Berkshire Hills Bancorp, Inc.	87,700	805,086
BOK Financial Corp.	10,800	606,312
Boston Private Financial Holdings, Inc.	251,662	1,494,872
Bridge Bancorp, Inc.	21,300	426,213
Brookline Bancorp, Inc.	42,300	406,080
Bryn Mawr Bank Corp.	31,762	862,021
Cadence BanCorp	96,900	920,550
Camden National Corp.	5,700	186,134
Cathay General Bancorp	195,232	4,820,278
Central Pacific Financial Corp.	74,134	1,148,336
CIT Group, Inc.	42,700	839,909
CNB Financial Corp.	11,100	177,045
Community Bank System, Inc.	55,000	3,309,350
Community Trust Bancorp, Inc.	35,242	1,137,259
ConnectOne Bancorp, Inc.	38,500	582,120
CrossFirst Bankshares, Inc.(a)	19,400	179,062
Customers Bancorp, Inc.(a)	67,200	858,144
Dime Community Bancshares, Inc.	65,500	844,950
Eagle Bancorp, Inc.	27,900	802,962
Equity Bancshares, Inc., Class A(a)	44,000	699,600

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
FB Financial Corp.	22,668	612,036
Financial Institutions, Inc.	46,248	796,853
First BanCorp	141,400	810,222
First BanCorp	31,245	638,960
First Business Financial Services, Inc.	12,000	186,000
First Commonwealth Financial Corp.	114,128	935,850
First Financial Bancorp	28,100	385,532
First Financial Bankshares, Inc.	68,265	2,066,723
First Financial Corp.	17,800	612,142
First Hawaiian, Inc.	49,200	813,276
First Internet Bancorp	27,200	397,392
First Merchants Corp.	31,052	794,310
First Mid Bancshares, Inc.	14,400	374,976
First Midwest Bancorp, Inc.	48,700	606,802
First of Long Island Corp. (The)	31,700	487,070
Flushing Financial Corp.	66,100	801,793
FNB Corp.	77,300	579,750
Fulton Financial Corp.	62,254	608,844
Great Southern Bancorp, Inc.	25,234	972,518
Great Western Bancorp, Inc.	137,025	1,908,758
Hancock Whitney Corp.	172,573	3,453,186
Hanmi Financial Corp.	80,300	765,259
Heartland Financial U.S.A., Inc.	46,020	1,584,469
Heritage Commerce Corp.	123,000	852,390
Heritage Financial Corp.	88,500	1,764,690
Hilltop Holdings, Inc.	109,891	2,263,755
Home Bancshares, Inc.	24,800	402,008
HomeTrust Bancshares, Inc.	12,700	178,181
Hope Bancorp, Inc.	96,100	813,006
Horizon Bancorp, Inc.	36,100	403,598
Independent Bank Corp.	42,000	2,639,700
Independent Bank Corp.	42,364	631,647
International Bancshares Corp.	76,534	2,416,944
Investors Bancorp, Inc.	78,700	609,925
Lakeland Bancorp, Inc.	89,309	949,355
Live Oak Bancshares, Inc.	39,800	882,764
Metropolitan Bank Holding Corp.(a)	12,600	390,222
Midland States Bancorp, Inc.	55,100	805,011
MidWestOne Financial Group, Inc.	22,300	423,477
Common Stocks (continued)
Issuer	Shares	Value ($)
Northrim BanCorp, Inc.	8,200	220,662
OceanFirst Financial Corp.	91,900	1,434,559
Old National Bancorp	13,569	189,695
Origin Bancorp, Inc.	8,300	196,544
Orrstown Financial Services, Inc.	13,400	184,518
Pacific Premier Bancorp, Inc.	96,000	2,168,640
PacWest Bancorp	41,800	797,544
Park National Corp.	2,800	251,748
Peapack-Gladstone Financial Corp.	59,236	1,007,012
Peoples Bancorp, Inc.	10,600	224,084
Popular, Inc.	20,900	774,136
Preferred Bank	27,731	1,037,139
QCR Holdings, Inc.	13,704	410,709
RBB Bancorp	31,700	411,149
Renasant Corp.	104,800	2,658,776
Republic Bancorp, Inc.	13,300	409,108
S&T Bancorp, Inc.	8,400	169,638
Sandy Spring Bancorp, Inc.	108,082	2,585,321
Sierra Bancorp	10,200	182,274
Simmons First National Corp., Class A	11,400	194,598
South Plains Financial, Inc.	14,500	207,060
Southern National Bancorp of Virginia, Inc.	45,300	387,315
Sterling Bancorp	17,300	201,891
Synovus Financial Corp.	37,200	813,564
TCF Financial Corp.	85,500	2,298,240
Texas Capital Bancshares, Inc.(a)	28,300	916,637
Trico Bancshares	22,214	615,106
TriState Capital Holdings, Inc.(a)	13,300	184,870
Triumph Bancorp, Inc.(a)	51,000	1,456,560
Trustmark Corp.	8,400	197,232
UMB Financial Corp.	56,400	3,029,808
Umpqua Holdings Corp.	62,281	702,530
Univest Corporation of Pennsylvania	42,303	680,655
Valley National Bancorp	53,100	398,781
Washington Trust Bancorp, Inc.	11,400	380,532
Webster Financial Corp.	66,753	1,835,707
WesBanco, Inc.	19,100	424,402
West Bancorporation, Inc.	10,400	183,040

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Wintrust Financial Corp.	55,540	2,417,101
Zions Bancorp	27,129	872,469
Total		106,732,713
Capital Markets 1.9%
Affiliated Managers Group, Inc.	5,400	370,710
BrightSphere Investment Group, Inc.	31,100	431,046
Cowen, Inc.	122,210	2,210,779
Evercore, Inc., Class A	65,335	4,042,930
Federated Hermes, Inc., Class B	17,000	406,470
Focus Financial Partners, Inc., Class A(a)	84,559	2,992,543
Greenhill & Co., Inc.	56,834	637,677
Houlihan Lokey, Inc.	38,300	2,244,380
Lazard Ltd., Class A	26,800	848,756
Oppenheimer Holdings, Inc., Class A	40,523	989,977
Stifel Financial Corp.	62,740	3,181,545
StoneX Group, Inc.(a)	20,714	1,174,484
Victory Capital Holdings, Inc., Class A	36,300	631,257
Virtus Investment Partners, Inc.	4,600	652,740
Waddell & Reed Financial, Inc., Class A	54,556	859,257
Total		21,674,551
Consumer Finance 0.4%
Encore Capital Group, Inc.(a)	8,319	382,175
Navient Corp.	77,600	705,384
Nelnet, Inc., Class A	22,946	1,502,734
SLM Corp.	249,400	1,905,416
Total		4,495,709
Insurance 2.3%
Ambac Financial Group, Inc.(a)	48,400	611,292
American Equity Investment Life Holding Co.	54,990	1,314,811
AMERISAFE, Inc.	69,446	4,634,132
Argo Group International Holdings Ltd.	70,800	2,629,512
Axis Capital Holdings Ltd.	19,400	926,544
Brighthouse Financial, Inc.(a)	20,300	616,308
CNO Financial Group, Inc.	52,063	848,627
eHealth, Inc.(a)	17,863	1,127,512
Employers Holdings, Inc.	68,366	2,227,364
Enstar Group Ltd.(a)	4,400	787,556
Global Indemnity Group LLC	18,600	432,078
Common Stocks (continued)
Issuer	Shares	Value ($)
Hanover Insurance Group, Inc. (The)	7,900	809,671
HCI Group, Inc.	14,467	791,634
Heritage Insurance Holdings, Inc.	35,795	467,125
Horace Mann Educators Corp.	20,204	789,168
James River Group Holdings Ltd.	8,300	404,293
Lemonade, Inc.(a)	24,407	1,432,691
National Western Life Group, Inc., Class A	4,000	879,960
Palomar Holdings, Inc.(a)	8,705	978,007
ProAssurance Corp.	53,300	816,556
Selectquote, Inc.(a)	73,444	1,340,353
State Auto Financial Corp.	11,500	177,445
Stewart Information Services Corp.	21,600	921,672
Third Point Reinsurance Ltd.(a)	99,000	847,440
Total		26,811,751
Mortgage Real Estate Investment Trusts (REITS) 0.7%
Apollo Commercial Real Estate Finance, Inc.	20,900	186,846
Ares Commercial Real Estate Corp.	22,500	224,100
Blackstone Mortgage Trust, Inc.	59,000	1,402,430
Colony Credit Real Estate, Inc.	102,600	617,652
Granite Point Mortgage Trust, Inc.	29,400	195,216
Great Ajax Corp.	49,161	448,348
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	62,000	2,632,520
MFA Financial, Inc.	74,900	200,732
New York Mortgage Trust, Inc.	78,300	206,712
Starwood Property Trust, Inc.	102,400	1,597,440
TPG RE Finance Trust, Inc.	23,700	209,034
Total		7,921,030
Thrifts & Mortgage Finance 2.2%
Axos Financial, Inc.(a)	142,820	3,539,080
Bridgewater Bancshares, Inc.(a)	19,000	184,680
Essent Group Ltd.	65,166	2,326,426
Federal Agricultural Mortgage Corp.	5,700	388,455
Flagstar Bancorp, Inc.	58,079	1,824,842
FS Bancorp, Inc.	4,500	178,290
Hingham Institution for Savings	2,100	385,056
HomeStreet, Inc.	68,787	1,882,700
Luther Burbank Corp.	40,100	372,529
Merchants Bancorp	23,800	485,044

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Meridian Bancorp, Inc.	20,200	235,128
MGIC Investment Corp.	214,900	1,970,633
NMI Holdings, Inc., Class A(a)	69,019	1,183,676
Northfield Bancorp, Inc.	42,300	408,618
Premier Financial Corp.	23,100	422,152
Provident Financial Services, Inc.	46,100	607,598
Radian Group, Inc.	137,700	2,126,088
Southern Missouri Bancorp, Inc.	7,900	187,072
Sterling Bancorp	21,600	64,152
Territorial Bancorp, Inc.	9,600	203,136
TrustCo Bank Corp.	198,102	1,180,688
Walker & Dunlop, Inc.	26,200	1,435,236
Washington Federal, Inc.	15,944	373,887
Waterstone Financial, Inc.	13,900	215,311
WSFS Financial Corp.	139,937	4,100,154
Total		26,280,631
Total Financials		193,916,385
Health Care 14.7%
Biotechnology 5.4%
ACADIA Pharmaceuticals, Inc.(a)	27,314	1,081,361
ADC Therapeutics SA(a)	44,249	1,954,478
Alector, Inc.(a)	36,461	471,076
Alkermes PLC(a)	58,151	961,818
Allogene Therapeutics, Inc.(a)	29,540	1,053,101
Amicus Therapeutics, Inc.(a)	195,562	2,855,205
Arena Pharmaceuticals, Inc.(a)	18,418	1,285,945
Arrowhead Pharmaceuticals, Inc.(a)	17,319	731,555
Atara Biotherapeutics, Inc.(a)	110,679	1,491,953
Avrobio, Inc.(a)	89,259	1,545,966
Biohaven Pharmaceutical Holding Co., Ltd.(a)	40,251	2,551,511
Blueprint Medicines Corp.(a)	35,016	2,711,289
BridgeBio Pharma, Inc.(a)	43,027	1,284,786
Castle Biosciences, Inc.(a)	15,692	717,595
Clementia Pharmaceuticals, Inc.(a),(b),(c),(d)	134,864	0
Coherus Biosciences, Inc.(a)	170,408	3,232,640
Dynavax Technologies Corp.(a)	74,000	442,520
Emergent BioSolutions, Inc.(a)	14,949	1,704,933
FibroGen, Inc.(a)	48,906	2,192,456
G1 Therapeutics, Inc.(a)	58,345	895,596
Common Stocks (continued)
Issuer	Shares	Value ($)
Generation Bio Co.(a)	19,171	598,710
Global Blood Therapeutics, Inc.(a)	22,390	1,405,644
Halozyme Therapeutics, Inc.(a)	130,104	3,772,366
Heron Therapeutics, Inc.(a)	98,828	1,413,240
Homology Medicines, Inc.(a)	65,331	694,469
Immunomedics, Inc.(a)	42,363	1,887,695
Intercept Pharmaceuticals, Inc.(a)	22,607	1,127,637
Ligand Pharmaceuticals, Inc.(a)	39,973	4,077,246
Mirati Therapeutics, Inc.(a)	4,960	740,875
Natera, Inc.(a)	74,767	4,763,406
Novavax, Inc.(a)	11,000	1,213,740
Orchard Therapeutics PLC, ADR(a)	51,740	306,818
REGENXBIO, Inc.(a)	33,987	1,037,283
Relay Therapeutics, Inc.(a)	45,247	1,818,477
Revolution Medicines, Inc.(a)	38,135	1,080,746
Rubius Therapeutics, Inc.(a)	79,516	382,870
Sage Therapeutics, Inc.(a)	35,749	1,874,678
Twist Bioscience Corp.(a)	53,326	3,729,087
Vericel Corp.(a)	37,247	590,365
Viela Bio, Inc.(a)	38,296	1,290,192
Total		62,971,328
Health Care Equipment & Supplies 3.9%
Angiodynamics, Inc.(a)	70,624	661,394
Cantel Medical Corp.	48,038	2,521,034
CONMED Corp.	18,030	1,556,169
Integer Holdings Corp.(a)	20,557	1,423,778
iRhythm Technologies, Inc.(a)	22,089	4,863,556
LeMaitre Vascular, Inc.	113,886	3,676,240
Merit Medical Systems, Inc.(a)	155,432	7,631,711
Mesa Laboratories, Inc.	30,534	7,508,921
Neogen Corp.(a)	101,284	7,717,841
Nevro Corp.(a)	25,454	3,500,943
OraSure Technologies, Inc.(a)	69,607	815,794
Orthofix Medical, Inc.(a)	33,239	1,008,471
Shockwave Medical, Inc.(a)	45,521	2,892,405
Total		45,778,257

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.5%
Acadia Healthcare Co., Inc.(a)	51,694	1,597,862
Amedisys, Inc.(a)	14,709	3,558,107
Hanger, Inc.(a)	41,600	822,016
LHC Group, Inc.(a)	9,400	1,959,336
Magellan Health, Inc.(a)	10,900	822,514
Mednax, Inc.(a)	42,700	793,366
National Research Corp., Class A	48,218	2,700,208
Oak Street Health, Inc.(a)	20,133	898,536
R1 RCM, Inc.(a)	210,000	3,045,000
Surgery Partners, Inc.(a)	80,478	1,536,325
Total		17,733,270
Health Care Technology 1.5%
Accolade, Inc.(a)	48,549	1,631,732
Computer Programs & Systems, Inc.	30,309	829,254
Evolent Health, Inc., Class A(a)	111,610	1,599,371
HealthStream, Inc.(a)	40,042	829,470
HMS Holdings Corp.(a)	44,484	1,240,659
NextGen Healthcare, Inc.(a)	32,900	436,254
Omnicell, Inc.(a)	86,946	5,797,559
Vocera Communications, Inc.(a)	172,246	4,821,166
Total		17,185,465
Life Sciences Tools & Services 1.8%
10X Genomics, Inc., Class A(a)	9,571	1,097,028
Adaptive Biotechnologies Corp.(a)	13,920	579,211
Berkeley Lights, Inc.(a)	19,983	1,306,888
Bio-Techne Corp.	12,050	3,078,293
Luminex Corp.	41,114	1,097,333
Personalis, Inc.(a)	88,346	2,016,056
Repligen Corp.(a)	63,475	9,832,912
Syneos Health, Inc.(a)	21,500	1,356,650
Total		20,364,371
Pharmaceuticals 0.6%
Arvinas, Inc.(a)	25,926	672,780
Horizon Therapeutics PLC(a)	10,000	751,200
MyoKardia, Inc.(a)	12,250	1,340,640
Revance Therapeutics, Inc.(a)	90,161	2,635,406
Taro Pharmaceutical Industries Ltd.(a)	13,300	814,093
Common Stocks (continued)
Issuer	Shares	Value ($)
TherapeuticsMD, Inc.(a)	352,156	514,148
Tricida, Inc.(a)	47,966	507,000
Total		7,235,267
Total Health Care		171,267,958
Industrials 21.6%
Aerospace & Defense 1.5%
AAR Corp.	46,200	932,316
Axon Enterprise, Inc.(a)	63,721	5,459,615
Mercury Systems, Inc.(a)	92,054	6,972,170
Moog, Inc., Class A	38,100	2,297,049
National Presto Industries, Inc.	6,900	620,517
Vectrus, Inc.(a)	19,000	824,790
Total		17,106,457
Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.(a)	72,300	1,837,866
Echo Global Logistics, Inc.(a)	67,204	1,836,013
HUB Group, Inc., Class A(a)	24,039	1,294,260
Total		4,968,139
Airlines 0.2%
Skywest, Inc.	49,300	1,658,945
Spirit Airlines, Inc.(a)	23,300	416,604
Total		2,075,549
Building Products 4.0%
AAON, Inc.	107,262	6,106,426
Advanced Drainage Systems, Inc.	78,331	4,345,804
Armstrong Flooring, Inc.(a)	132,800	513,936
AZEK Co., Inc. (The)(a)	30,334	1,197,586
Builders FirstSource, Inc.(a)	70,728	2,165,691
Caesarstone Ltd.	74,700	824,314
Fortune Brands Home & Security, Inc.	9,627	809,438
Insteel Industries, Inc.	32,800	604,832
Masonite International Corp.(a)	48,223	4,402,278
Patrick Industries, Inc.	26,670	1,499,121
Quanex Building Products Corp.	68,528	1,151,956
Resideo Technologies, Inc.(a)	58,200	777,552
Simpson Manufacturing Co., Inc.	114,028	11,213,513
Trex Company, Inc.(a)	73,593	11,001,418
Total		46,613,865

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 1.6%
ACCO Brands Corp.	124,000	803,520
Casella Waste Systems, Inc., Class A(a)	115,356	6,477,239
Clean Harbors, Inc.(a)	21,342	1,303,996
Deluxe Corp.	14,000	397,600
Ennis, Inc.	46,500	852,345
Herman Miller, Inc.	25,300	602,899
Interface, Inc.	104,900	793,044
Kimball International, Inc., Class B	42,513	476,571
Knoll, Inc.	66,700	858,429
MSA Safety, Inc.	22,881	2,881,862
Steelcase, Inc., Class A	185,175	1,935,079
Unifirst Corp.	6,935	1,335,820
Total		18,718,404
Construction & Engineering 2.0%
API Group Corp.(a)	87,000	1,230,180
Arcosa, Inc.	8,700	402,723
Comfort Systems U.S.A., Inc.	16,800	851,256
Construction Partners, Inc., Class A(a)	258,749	4,836,019
EMCOR Group, Inc.	62,072	4,656,021
Fluor Corp.	85,700	815,864
MasTec, Inc.(a)	63,400	2,929,714
MYR Group, Inc.(a)	35,577	1,380,743
Northwest Pipe Co.(a)	25,082	710,573
Primoris Services Corp.	84,838	1,617,012
Sterling Construction Co., Inc.(a)	28,200	398,748
Tutor Perini Corp.(a)	48,800	612,440
Valmont Industries, Inc.	18,708	2,376,852
Total		22,818,145
Electrical Equipment 1.3%
Acuity Brands, Inc.	3,800	415,302
AZZ, Inc.	24,700	857,831
Bloom Energy Corp., Class A(a)	195,000	3,053,700
Encore Wire Corp.	15,600	805,116
EnerSys	11,100	798,978
Generac Holdings, Inc.(a)	7,323	1,391,224
GrafTech International Ltd.	127,000	845,820
Preformed Line Products Co.	8,200	446,162
Common Stocks (continued)
Issuer	Shares	Value ($)
Regal Beloit Corp.	19,398	1,917,686
Sunrun, Inc.(a)	71,000	4,015,405
Thermon(a)	46,300	609,308
Total		15,156,532
Industrial Conglomerates 0.2%
Carlisle Companies, Inc.	15,128	1,981,012
Machinery 4.9%
Altra Industrial Motion Corp.	46,000	1,796,300
Blue Bird Corp.(a)	53,900	613,382
Columbus McKinnon Corp.	38,556	1,402,475
Crane Co.	6,500	367,510
Douglas Dynamics, Inc.	142,385	5,466,160
EnPro Industries, Inc.	14,744	862,819
ESCO Technologies, Inc.	58,337	5,245,663
Evoqua Water Technologies Corp.(a)	143,000	2,925,780
Flowserve Corp.	19,500	578,760
Graco, Inc.	36,356	2,109,375
Graham Corp.	15,700	206,141
Greenbrier Companies, Inc. (The)	30,232	822,008
Helios Technologies, Inc.	83,905	3,449,335
Hillenbrand, Inc.	28,300	897,393
Hyster-Yale Materials Handling, Inc.	15,000	605,100
ITT, Inc.	49,951	3,137,422
John Bean Technologies Corp.	88,179	9,039,229
Kennametal, Inc.	13,900	403,378
Lydall, Inc.(a)	49,198	923,938
Meritor, Inc.(a)	37,300	848,948
Miller Industries, Inc.	31,200	978,744
Mueller Industries, Inc.	43,128	1,280,902
Mueller Water Products, Inc., Class A	39,400	425,520
Navistar International Corp.(a)	26,900	860,262
Omega Flex, Inc.	25,726	3,389,143
Proto Labs, Inc.(a)	21,425	3,149,475
RBC Bearings, Inc.(a)	35,777	4,723,995
Wabash National Corp.	66,100	807,081
Total		57,316,238
Marine 0.1%
Matson, Inc.	22,000	881,540

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 2.4%
BG Staffing, Inc.	20,800	195,104
CBIZ, Inc.(a)	70,049	1,703,592
Exponent, Inc.	104,991	8,447,051
FTI Consulting, Inc.(a)	15,691	1,800,699
GP Strategies Corp.(a)	47,500	458,850
Heidrick & Struggles International, Inc.	78,310	1,693,845
Huron Consulting Group, Inc.(a)	32,971	1,430,282
ICF International, Inc.	39,000	2,664,090
Kelly Services, Inc., Class A	42,500	807,075
Kforce, Inc.	79,047	2,714,474
Korn/Ferry International	104,770	3,195,485
ManpowerGroup, Inc.	8,100	593,811
Resources Connection, Inc.	52,600	646,454
TrueBlue, Inc.(a)	130,950	2,215,674
Total		28,566,486
Road & Rail 0.7%
ArcBest Corp.	45,880	1,551,661
Covenant Logistics Group, Inc., Class A(a)	35,342	647,819
Saia, Inc.(a)	27,460	3,685,132
Universal Logistics Holdings, Inc.	32,500	698,750
Werner Enterprises, Inc.	42,700	1,964,627
Total		8,547,989
Trading Companies & Distributors 2.3%
Applied Industrial Technologies, Inc.	30,190	1,817,740
BMC Stock Holdings, Inc.(a)	7,646	305,228
DXP Enterprises, Inc.(a)	51,734	995,362
EVI Industries, Inc.(a)	58,900	1,446,584
Foundation Building Materials, Inc.(a)	75,067	1,218,338
H&E Equipment Services, Inc.	43,690	885,159
Herc Holdings Inc(a)	44,330	1,815,314
NOW, Inc.(a)	159,000	1,155,930
Rush Enterprises, Inc., Class A	56,466	2,728,437
SiteOne Landscape Supply, Inc.(a)	94,408	11,805,720
Triton International Ltd.	68,000	2,452,080
WESCO International, Inc.(a)	18,010	843,769
Total		27,469,661
Total Industrials		252,220,017
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 17.8%
Communications Equipment 0.6%
Casa Systems, Inc.(a)	43,800	199,290
Ciena Corp.(a)	38,770	2,200,973
Comtech Telecommunications Corp.	48,700	808,420
Harmonic, Inc.(a)	215,000	1,268,500
Netscout Systems, Inc.(a)	40,950	947,583
Viavi Solutions, Inc.(a)	154,000	2,053,590
Total		7,478,356
Electronic Equipment, Instruments & Components 2.7%
Avnet, Inc.	30,300	833,553
Belden, Inc.	23,300	784,744
CTS Corp.	34,388	718,709
ePlus, Inc.(a)	5,100	391,272
Fabrinet(a)	25,259	1,762,573
Insight Enterprises, Inc.(a)	15,500	926,977
Itron, Inc.(a)	18,804	1,120,154
Kimball Electronics, Inc.(a)	29,300	395,110
Knowles Corp.(a)	85,337	1,285,175
Littelfuse, Inc.	16,184	2,926,715
Methode Electronics, Inc.	28,700	812,497
MTS Systems Corp.	39,527	964,459
Novanta, Inc.(a)	64,169	6,876,992
PC Connection, Inc.	18,700	828,223
Plexus Corp.(a)	22,436	1,706,707
Rogers Corp.(a)	26,100	2,957,391
Sanmina Corp.(a)	69,055	1,954,256
Scansource, Inc.(a)	33,300	822,177
Vishay Intertechnology, Inc.	178,037	2,846,812
Vishay Precision Group, Inc.(a)	19,781	492,745
Total		31,407,241
IT Services 1.4%
Cass Information Systems, Inc.	21,300	834,108
Computer Services, Inc.	14,355	861,731
Duck Creek Technologies, Inc.(a)	20,493	799,022
I3 Verticals, Inc.(a)	36,241	1,010,762
KBR, Inc.	157,152	3,927,228
Mantech International Corp., Class A	42,198	3,158,520

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
nCino, Inc.(a)	6,955	646,467
Science Applications International Corp.	26,700	2,228,382
Sykes Enterprises, Inc.(a)	84,877	2,809,853
Total		16,276,073
Semiconductors & Semiconductor Equipment 3.4%
Amkor Technology, Inc.(a)	127,518	1,555,082
Cohu, Inc.	117,374	2,018,833
Cree, Inc.(a)	29,678	1,872,682
Diodes, Inc.(a)	84,316	4,119,680
Enphase Energy, Inc.(a)	46,552	3,595,211
Entegris, Inc.	53,353	3,568,782
Inphi Corp.(a)	35,360	4,030,333
Kulicke & Soffa Industries, Inc.	45,700	1,095,886
MACOM Technology Solutions Holdings, Inc.(a)	47,500	1,692,425
MKS Instruments, Inc.	29,259	3,497,328
NVE Corp.	3,800	203,034
Photronics, Inc.(a)	271,844	2,726,595
Semtech Corp.(a)	43,032	2,523,827
SolarEdge Technologies, Inc.(a)	10,705	2,367,411
Synaptics, Inc.(a)	26,000	2,218,580
Ultra Clean Holdings, Inc.(a)	106,599	2,613,807
Total		39,699,496
Software 9.6%
ACI Worldwide, Inc.(a)	173,839	5,107,390
Altair Engineering, Inc., Class A(a)	127,493	5,357,256
Anaplan, Inc.(a)	45,079	2,761,089
Avalara, Inc.(a)	13,215	1,749,798
Avaya Holdings Corp.(a)	85,400	1,325,408
Bill.com Holdings, Inc.(a)	17,504	1,732,546
Blackline, Inc.(a)	119,414	10,433,201
Bottomline Technologies de, Inc.(a)	110,109	5,244,492
Cerence, Inc.(a)	44,100	2,346,120
CyberArk Software Ltd.(a)	19,860	2,194,530
Descartes Systems Group, Inc. (The)(a)	162,735	9,918,698
Ebix, Inc.	34,200	788,994
Elastic NV(a)	30,898	3,354,905
Envestnet, Inc.(a)	45,323	3,761,356
Everbridge, Inc.(a)	24,098	3,581,204
Five9, Inc.(a)	26,850	3,421,764
Common Stocks (continued)
Issuer	Shares	Value ($)
Globant SA(a)	13,918	2,471,558
HubSpot, Inc.(a)	2,889	865,776
Jamf Holding Corp.(a)	13,619	525,693
Medallia, Inc.(a)	113,475	4,106,660
Model N, Inc.(a)	100,000	3,932,000
Paylocity Holding Corp.(a)	42,325	6,232,356
Ping Identity Holding Corp.(a)	56,367	1,942,970
Proofpoint, Inc.(a)	11,528	1,264,276
PROS Holdings, Inc.(a)	144,100	5,619,900
Q2 Holdings, Inc.(a)	31,170	3,032,529
RealPage, Inc.(a)	62,175	3,893,399
Smartsheet, Inc., Class A(a)	54,086	2,949,310
SPS Commerce, Inc.(a)	99,300	7,932,084
Verint Systems, Inc.(a)	22,874	1,087,887
Vertex, Inc.(a)	21,846	559,476
Xperi Holding Corp.	13,600	170,408
Zendesk, Inc.(a)	20,212	1,948,033
Total		111,613,066
Technology Hardware, Storage & Peripherals 0.1%
Super Micro Computer, Inc.(a)	30,400	832,656
Total Information Technology		207,306,888
Materials 3.6%
Chemicals 1.6%
American Vanguard Corp.	44,000	622,600
Balchem Corp.	52,611	5,140,095
Cabot Corp.	20,500	758,705
FutureFuel Corp.	30,200	365,420
Huntsman Corp.	20,500	443,210
Koppers Holdings, Inc.(a)	59,967	1,442,806
Livent Corp.(a)	190,900	1,618,832
Minerals Technologies, Inc.	8,100	411,075
Orion Engineered Carbons SA	284,597	3,457,853
Stepan Co.	19,494	2,247,463
Tredegar Corp.	21,700	367,381
Trinseo SA	32,500	809,575
Tronox Holdings PLC, Class A	84,254	754,916
Total		18,439,931

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.3%
Summit Materials, Inc., Class A(a)	160,000	2,382,400
U.S. Concrete, Inc.(a)	34,375	917,469
Total		3,299,869
Metals & Mining 1.2%
Arconic Corp.(a)	81,000	1,802,250
Carpenter Technology Corp.	99,952	2,101,991
Cleveland-Cliffs, Inc.	357,100	2,349,718
Commercial Metals Co.	87,649	1,829,235
Hecla Mining Co.	165,000	993,300
Kaiser Aluminum Corp.	9,147	587,969
Materion Corp.	41,207	2,249,490
Schnitzer Steel Industries, Inc., Class A	66,887	1,320,349
Warrior Met Coal, Inc.	26,600	411,502
Worthington Industries, Inc.	15,600	647,868
Total		14,293,672
Paper & Forest Products 0.5%
Boise Cascade Co.	113,429	5,195,048
Domtar Corp.	27,500	784,300
Mercer International, Inc.	49,800	417,324
Total		6,396,672
Total Materials		42,430,144
Real Estate 4.0%
Equity Real Estate Investment Trusts (REITS) 3.2%
Alexander & Baldwin, Inc.	137,045	1,659,615
Alexander’s, Inc.	2,400	612,168
American Assets Trust, Inc.	63,500	1,622,425
City Office REIT, Inc.	44,551	358,190
CubeSmart	43,447	1,373,794
Easterly Government Properties, Inc.	23,157	560,168
EastGroup Properties, Inc.	10,018	1,333,997
First Industrial Realty Trust, Inc.	120,920	5,157,238
Getty Realty Corp.	47,965	1,404,895
Gladstone Commercial Corp.	35,075	687,821
Healthcare Realty Trust, Inc.	33,180	957,243
Hudson Pacific Properties, Inc.	55,000	1,291,400
Investors Real Estate Trust	26,700	1,898,370
Lexington Realty Trust	205,318	2,334,466
Common Stocks (continued)
Issuer	Shares	Value ($)
Mack-Cali Realty Corp.	102,400	1,293,312
National Health Investors, Inc.	1,374	85,532
National Storage Affiliates Trust	37,733	1,294,619
Pebblebrook Hotel Trust	55,000	694,100
Physicians Realty Trust	63,003	1,143,504
Piedmont Office Realty Trust, Inc.	121,907	1,866,396
PS Business Parks, Inc.	18,000	2,271,600
Sabra Health Care REIT, Inc.	97,600	1,447,408
Seritage Growth Properties, Class A(a)	30,000	420,900
SITE Centers Corp.	61,064	458,591
Spirit Realty Capital, Inc.	11,742	416,958
STAG Industrial, Inc.	58,135	1,877,760
Sunstone Hotel Investors, Inc.	156,900	1,306,977
Terreno Realty Corp.	32,462	1,936,034
Xenia Hotels & Resorts, Inc.	23,851	214,182
Total		37,979,663
Real Estate Management & Development 0.8%
FirstService Corp.	65,850	8,239,810
RMR Group, Inc. (The), Class A	21,300	601,086
Total		8,840,896
Total Real Estate		46,820,559
Utilities 2.2%
Electric Utilities 0.9%
Allete, Inc.	15,200	820,192
IDACORP, Inc.	17,674	1,588,893
Otter Tail Corp.	20,200	784,770
PNM Resources, Inc.	69,300	3,027,024
Portland General Electric Co.	112,067	4,275,356
Total		10,496,235
Gas Utilities 0.9%
New Jersey Resources Corp.	57,000	1,717,980
ONE Gas, Inc.	40,590	3,008,531
South Jersey Industries, Inc.	104,900	2,323,535
Southwest Gas Holdings, Inc.	45,748	2,876,176
Spire, Inc.	14,100	820,761
Star Group LP	42,400	415,520
Total		11,162,503

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.4%
Avista Corp.	22,200	818,292
Black Hills Corp.	29,983	1,681,447
NorthWestern Corp.	15,685	809,973
Unitil Corp.	20,893	881,685
Total		4,191,397
Total Utilities		25,850,135
Total Common Stocks (Cost $1,026,325,931)		1,149,321,681

Limited Partnerships 0.1%

Materials 0.0%
Chemicals 0.0%
Westlake Chemical Partners LP	9,800	198,450
Total Materials		198,450
Utilities 0.1%
Gas Utilities 0.1%
Suburban Propane Partners LP	63,500	809,625
Total Utilities		809,625
Total Limited Partnerships (Cost $1,394,793)		1,008,075

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(e),(f)	20,297,996	20,297,996
Total Money Market Funds (Cost $20,297,976)		20,297,996
Total Investments in Securities (Cost: $1,048,018,700)		1,170,627,752
Other Assets & Liabilities, Net		(3,036,366)
Net Assets		1,167,591,386

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2020, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2020, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Clementia Pharmaceuticals, Inc.	4/23/2019	134,864	—	0

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Notes to Portfolio of Investments  (continued)
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	34,975,909	586,875,376	(601,553,310)	21	20,297,996	9,216	427,180	20,297,996
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	15,657,167	—	—	15,657,167
Consumer Discretionary	137,617,403	—	—	137,617,403
Consumer Staples	30,981,545	—	—	30,981,545
Energy	25,253,480	—	—	25,253,480
Financials	193,916,385	—	—	193,916,385
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	171,267,958	—	0*	171,267,958
Industrials	252,220,017	—	—	252,220,017
Information Technology	206,445,157	861,731	—	207,306,888
Materials	42,430,144	—	—	42,430,144
Real Estate	46,820,559	—	—	46,820,559
Utilities	25,850,135	—	—	25,850,135
Total Common Stocks	1,148,459,950	861,731	0*	1,149,321,681
Limited Partnerships
Materials	198,450	—	—	198,450
Utilities	809,625	—	—	809,625
Total Limited Partnerships	1,008,075	—	—	1,008,075
Money Market Funds	20,297,996	—	—	20,297,996
Total Investments in Securities	1,169,766,021	861,731	0*	1,170,627,752

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,027,720,724)	$1,150,329,756
Affiliated issuers (cost $20,297,976)	20,297,996
Receivable for:
Investments sold	9,875,693
Capital shares sold	1,133,725
Dividends	722,835
Foreign tax reclaims	4,382
Expense reimbursement due from Investment Manager	14,041
Prepaid expenses	7,171
Trustees’ deferred compensation plan	85,903
Other assets	24
Total assets	1,182,471,526
Liabilities
Payable for:
Investments purchased	12,706,812
Capital shares purchased	1,586,983
Management services fees	80,605
Transfer agent fees	282,497
Compensation of chief compliance officer	84
Other expenses	137,256
Trustees’ deferred compensation plan	85,903
Total liabilities	14,880,140
Net assets applicable to outstanding capital stock	$1,167,591,386
Represented by
Paid in capital	1,116,211,726
Total distributable earnings (loss)	51,379,660
Total - representing net assets applicable to outstanding capital stock	$1,167,591,386
Institutional Class
Net assets	$1,167,588,990
Shares outstanding	79,113,440
Net asset value per share	$14.76
Institutional 3 Class
Net assets	$2,396
Shares outstanding	163
Net asset value per share(a)	$14.73

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	27

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$19,104,833
Dividends — affiliated issuers	427,180
Foreign taxes withheld	(34,813)
Total income	19,497,200
Expenses:
Management services fees	12,819,923
Distribution and/or service fees
Class A	3,094
Transfer agent fees
Class A	2,634
Institutional Class	3,632,175
Compensation of board members	34,827
Custodian fees	60,652
Printing and postage fees	262,891
Registration fees	82,378
Audit fees	59,037
Legal fees	39,963
Compensation of chief compliance officer	565
Other	42,812
Total expenses	17,040,951
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,570,297)
Total net expenses	15,470,654
Net investment income	4,026,546
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(55,078,551)
Investments — affiliated issuers	9,216
Net realized loss	(55,069,335)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	100,229,144
Investments — affiliated issuers	21
Net change in unrealized appreciation (depreciation)	100,229,165
Net realized and unrealized gain	45,159,830
Net increase in net assets resulting from operations	$49,186,376
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment income	$4,026,546	$3,860,351
Net realized gain (loss)	(55,069,335)	45,356,407
Net change in unrealized appreciation (depreciation)	100,229,165	(278,000,562)
Net increase (decrease) in net assets resulting from operations	49,186,376	(228,783,804)
Distributions to shareholders
Net investment income and net realized gains
Class A	(85,613)	(236,989)
Institutional Class	(55,069,804)	(122,843,093)
Total distributions to shareholders	(55,155,417)	(123,080,082)
Increase (decrease) in net assets from capital stock activity	(493,825,238)	219,818,477
Total decrease in net assets	(499,794,279)	(132,045,409)
Net assets at beginning of year	1,667,385,665	1,799,431,074
Net assets at end of year	$1,167,591,386	$1,667,385,665

	Year Ended		Year Ended
	August 31, 2020 (a)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	53	835	—	—
Distributions reinvested	5,668	85,524	17,334	236,782
Redemptions	(216,678)	(3,343,616)	(62,137)	(934,343)
Net decrease	(210,957)	(3,257,257)	(44,803)	(697,561)
Institutional Class
Subscriptions	46,698,205	581,401,456	38,644,630	587,799,886
Distributions reinvested	3,654,267	55,069,804	9,006,079	122,842,918
Redemptions	(86,884,838)	(1,127,041,741)	(33,136,170)	(490,126,766)
Net increase (decrease)	(36,532,366)	(490,570,481)	14,514,539	220,516,038
Institutional 3 Class
Subscriptions	163	2,500	—	—
Net increase	163	2,500	—	—
Total net increase (decrease)	(36,743,160)	(493,825,238)	14,469,736	219,818,477

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2020	$14.39	0.04	0.80	0.84	(0.05)	(0.42)	(0.47)
Year Ended 8/31/2019	$17.75	0.03	(2.37)	(2.34)	(0.02)	(1.00)	(1.02)
Year Ended 8/31/2018	$15.18	(0.01)	3.80	3.79	(0.01)	(1.21)	(1.22)
Year Ended 8/31/2017(d)	$14.60	(0.04)	0.62	0.58	—	—	—
Institutional 3 Class
Year Ended 8/31/2020(f)	$15.37	0.04	(0.68)(g)	(0.64)	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2020	$14.76	5.76%	1.09%	0.99%	0.26%	83%	$1,167,589
Year Ended 8/31/2019	$14.39	(12.85%)	1.06%	1.05%	0.22%	97%	$1,664,350
Year Ended 8/31/2018	$17.75	26.26%	1.17%(c)	1.09%(c)	(0.04%)	82%	$1,794,886
Year Ended 8/31/2017(d)	$15.18	3.97%	1.33%(e)	1.09%(e)	(0.37%)(e)	85%	$964,381
Institutional 3 Class
Year Ended 8/31/2020(f)	$14.73	(4.16%)	0.86%(e)	0.81%(e)	0.38%(e)	83%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	31

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge. Institutional 3 Class shares commenced operations on December 18, 2019. Effective at close of business on January 24, 2020, Class A shares merged, in a tax-free transaction, into Institutional Class shares and Class A shares are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
32	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
August 31, 2020
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.82% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with each of BMO Asset Management Corp., Conestoga Capital Advisors, LLC, Hotchkis and Wiley Capital Management, LLC and J.P. Morgan Investment Management Inc., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
34	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Transactions with affiliates
For the year ended August 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $11,362,683 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09(a)
Institutional Class	0.23
Institutional 3 Class	0.02(b)

(a)	Unannualized.
(b)	Annualized.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result of all Class A shares of the Fund being merged into Institutional Class shares, January 24, 2020 was the last day the Fund paid a distribution and shareholder services fee for Class A shares.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
August 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2020
Institutional Class	0.99%
Institutional 3 Class	0.81
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, non-deductible expenses, corporate actions, re-characterization of distributions for investments, earnings and profits distributed to shareholders on the redemption of shares, investments in partnerships and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,304,065	(1,280,651)	(23,414)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,757,890	49,397,527	55,155,417	42,164,215	80,915,867	123,080,082
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
36	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,683,867	—	—	84,141,531
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,086,486,221	177,976,728	(93,835,197)	84,141,531
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	35,357,570
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,266,769,278 and $1,797,078,587, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
August 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
Note 9. Significant risks
Industrials sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other
38	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At August 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
August 31, 2020
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
40	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Small Cap Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Small Cap Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	41

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$3,501,160
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
42	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	43

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
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TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	45

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
46	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
and Subadvisory Agreements
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and BMO Asset Management Corp., Conestoga Capital Advisors, LLC, Hotchkis and Wiley Capital Management, LLC and J.P. Morgan Investment Management Inc. (the Subadvisers) with respect to Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	47

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with funds using an investment strategy similar to that used by the Investment Manager and the Subadvisers for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and
48	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement and the Subadvisory Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager or Subadvisers had taken or were taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the fifty-sixth, twenty-seventh and twenty-fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, to the extent publicly available, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	49

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
50	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide transfer agency and shareholder services to the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2020	51

Multi-Manager Small Cap Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN102_08_K01_(10/20)

Annual Report
August 31, 2020
Multi-Manager International Equity Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Multi-Manager International Equity Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager International Equity Strategies Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Arrowstreet Capital, Limited Partnership
Peter Rathjens, Ph.D.
John Capeci, Ph.D.
Manolis Liodakis, Ph.D., M.B.A.
Baillie Gifford Overseas Limited
Donald Farquharson, CFA
Angus Franklin
Andrew Stobart
Jenny Davis
Tom Walsh, CFA
Causeway Capital Management LLC
Sarah Ketterer, M.B.A.
Harry Hartford
Conor Muldoon, CFA, M.B.A
Alessandro Valentini, CFA, M.B.A.
Jonathan Eng, M.B.A.
Ellen Lee, M.B.A.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2020)
	Inception	1 Year	Life
Institutional Class	05/17/18	13.34	1.53
Institutional 3 Class*	12/18/19	13.45	1.57
MSCI EAFE Index (Net)		6.13	-0.47
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 17, 2018 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager International Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2020)
Communication Services	7.0
Consumer Discretionary	13.6
Consumer Staples	5.5
Energy	2.7
Financials	16.0
Health Care	9.0
Industrials	19.6
Information Technology	13.7
Materials	10.6
Real Estate	0.3
Utilities	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2020)
Argentina	1.9
Australia	3.2
Austria	0.2
Belgium	0.4
Brazil	0.9
Cambodia	0.0(a)
Canada	1.6
China	5.3
Cyprus	0.0(a)
Denmark	1.8
Finland	0.8
France	7.6
Germany	11.7
Hong Kong	2.0
Indonesia	0.0(a)

4	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2020)
Ireland	2.5
Isle of Man	0.0(a)
Israel	0.4
Italy	2.8
Ivory Coast	0.0(a)
Japan	17.5
Jersey	0.0(a)
Luxembourg	0.1
Marshall Islands	0.0(a)
Mexico	0.2
Netherlands	6.3
New Zealand	0.0(a)
Norway	0.2
Panama	0.2
Peru	0.2
Portugal	0.0(a)
Russian Federation	0.6
Singapore	0.3
South Africa	0.4
South Korea	2.6
Spain	3.4
Sweden	1.8
Switzerland	7.2
Taiwan	1.5
Turkey	0.1
United Kingdom	12.4
United States(b)	1.9
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
The Fund is currently managed by independent money management firms and each invests a portion of the portfolio’s assets. As of August 31, 2020, Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford) and Causeway Capital Management LLC (Causeway) managed approximately 29.1%, 38.4% and 32.5% of the portfolio, respectively.
For the 12-month period ended August 31, 2020, the Fund’s Institutional Class shares returned 13.34%. The Fund solidly outperformed its benchmark, the MSCI EAFE Index (Net), which returned 6.13% for the same time period. Individual stock selection and sector allocation among the Fund’s managers generally accounted for the relative results.
Market overview
As the period began, risk appetite felt more limited as trade disputes between the U.S. and China simmered. Equity markets saw small gains in North America and the Pacific region; however, returns in Europe and emerging markets were negative. Manufacturing and trade data in Europe and Asia continued to show signs of slowing or contracting. As a result, numerous central banks in developed and emerging markets cut benchmark interest rates and signaled further accommodation to combat tepid inflation and weak growth trends. Political drama flared in the U.S. as the House of Representatives opened an impeachment inquiry against President Trump in late September. In Argentina, liquidity dissolved in the second half of the quarter as capital controls and political and economic uncertainty seized markets in advance of October presidential elections. A sharp rotation from momentum stocks into value stocks occurred in the beginning of September 2019, but largely reversed by the end of the third quarter of 2019.
Global equity markets rallied steadily into the end of 2019, capping off a banner year for stocks. Sentiment related to trade disputes between the U.S. and China improved, culminating with President Trump announcing on the last day of the year that the two countries would sign the first phase of a trade deal in January 2020. Additionally, economic data, while still below trend in many regions such as Europe and Asia, started to show signs of stabilization in the latter part of the fourth quarter of 2019. The Brexit saga continued in the United Kingdom; despite a Conservative party victory in the December election, fears of a no-deal exit from the European Union re-emerged at year-end. Unrest in Chile related to rising costs of living and inequality spread to nearby countries, yet emerging market equities were resilient, posting double-digit gains for the final quarter of 2019.
Equities fell sharply and volatility exploded in the first quarter of 2020. The quarter had started on a positive note as the trade dispute between the United States. and China eased. This was soon overshadowed, however, when, in January, the initial spread of a novel coronavirus in China, later named COVID-19, was widely publicized. Outside of China, the initial stock market reaction, while negative, was fairly muted compared to the steep drawdown experienced from late February through the end of March as the virus continued to spread internationally and investors digested the resulting economic impact. Central banks and governments around the world introduced aggressive monetary and fiscal stimulus measures aimed at improving liquidity conditions and supporting their respective economies. Monetary policy measures included slashing benchmark interest rates, increasing asset purchases, and launching lending facilities similar to those introduced during the 2008 Global Financial Crisis; fiscal support from governments included corporate tax relief, loans to small business, and cash distributions to citizens.
The second quarter of 2020 saw global equities rebound, led by North America, and volatility subsided. New cases of COVID-19 appeared to peak in regions that were initial virus hotspots, sparking expectations for recovery. Regardless, the adverse impacts of the COVID-19 pandemic persisted as lockdowns largely remained in effect and economic activity declined drastically. Employment data showed ballooning job losses, and other indicators of growth, sales, and production dropped to unprecedented recessionary levels. However, positive signs emerged in data towards the end of the quarter as economies began to reopen, and stimulus measures from central banks and governments supported risk assets and encouraged economic stability. Central banks further slashed benchmark interest rates and broadened the size and scope of asset purchase programs; additionally, a number of banks, including the U.S. Federal Reserve and the Bank of Japan, suggested that they would take further measures, as needed, to rescue struggling economies. Governments also expanded their fiscal relief packages to provide aid such as supplementary unemployment benefits, loans, and cash distributions. Market drivers from bygone periods returned to headlines as well. Tensions between the United States and China flared related to both
6	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
COVID-19 and Hong Kong, threatening the resilience of the late-2019 trade deal between the two countries. In the United Kingdom, Brexit negotiations resumed, and fears of a "no deal" exit from the European Union were reignited as the year-end departure deadline approached. Oil also rebounded sharply on reduced output, improving sentiment, and returning demand.
Though COVID-19 outbreaks continued to hamper the full reopening of several countries, the outbreaks did not turn the tide of a global economy recovery because the lockdowns in March and April sparked recessionary conditions. U.S. economic data in August pointed to a solid, though moderating, rebound from the rapid decline wreaked by COVID-19 lockdowns. Worldwide, central banks indicated they were prepared to continue supportive policies to maintain abundant monetary liquidity and keep their respective government and corporate borrowing costs low. In Europe, daily COVID-19 infections increased in August 2020, but governments enacted targeted mitigation efforts (such as travel limitations and face mask requirements) rather than broad shutdowns. The eurozone seasonally adjusted unemployment rate ticked up marginally in July, suggesting that social safety nets and early action by fiscal authorities at the onset of the pandemic staved off major job losses. The eurozone manufacturing purchasing Managers’ Index (PMI) in July and August came in above pre-COVID-19 crisis levels, signaling an ongoing rebound in manufacturing production. In the United Kingdom, the composite PMI continued its sharp rebound from the April nadir and consumption increased, with retail sales exceeding pre-pandemic levels. In China, the July Caixin/Markit Manufacturing PMI indicated continued expansion, though the rate of recovery weakened. Consumption has, thus far, lagged production in China’s recovery.
Contributors and detractors
Arrowstreet: Our portion of the Fund’s portfolio outperformed the MSCI EAFE Index (Net) during the 12-month period that ended August 31, 2020.
Our investment process is designed to be free of systematic active tilts towards commoditized investment styles, including any systematic active tilt towards broad equity returns. This does not mean that we will add value in every environment. It does, however, suggest that our value added should be roughly similar across market environments. As a quantitatively oriented manager, the primary determinant of our strategy’s success or failure tends to be the forecast power of our expected return models. Our strategy outperformed its performance benchmark over the prior twelve months in-line with our equity return forecasting models, which also performed positively.
We employ two primary component forecast models: our basket model and our stock model. Our basket model predicts the relative returns of each of several hundred country/sector baskets across the globe. The stock model predicts the relative return of any individual stock, in excess of its country/sector basket return. The basket model tends to be more influential in affecting our country and sector allocations, while the stock model tends to be more influential in determining which particular stocks will be used to gain our exposure in any basket. The basket model performed positively on average, while the stock model despite having some positive months, performed negatively on average.
Information technology was the top contributing sector for our portion of the Fund’s portfolio during the period, particularly an overweight in Japanese IT and an opportunistic allocation to South Korean IT. Health care was another top performing sector for our portion of the Fund, due primarily to overweights within the sector coupled with positive stock selection within Japanese health care. Finally, the materials sector contributed positively to our results, as an overweight position paired with strong stock selection within Australian materials companies aided results.
Industrials was the bottom-performing sector for our portion of the Fund’s portfolio during the period, due largely to weak stock selection paired with an underweight allocation to Japanese industrials companies. Consumer discretionary also weighed on results, due to weak stock selection and an underweight allocation to Japanese consumer discretionary companies. The utilities sector also detracted, driven by an overweight to, and weak stock selection within, French utilities.
From a country perspective, Australia, the United Kingdom and Canada were all top contributing countries during the period. Sweden, the Netherlands and Italy were all bottom-performing countries for our portion of the Fund.
The top individual contributors included U.K. energy company Royal Dutch Shell PLC, Swiss health care company Roche Holding AG and U.K. financials company HSBC Holdings PLC. Securities that weighted most on results included Swiss consumer staples company Nestle SA, Japanese communications services company Softbank Group Corp. and Australian health care company CSL Ltd.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
During the period, we increased our portion of the Fund’s overall exposure to materials (within Japan and Australia) and increased energy exposure via an increase in U.K. energy. A reduction in German financials brought our portion of the Fund’s overall financials exposure lower and we reduced the consumer staples allocation in our portion of the Fund through a reduction in Swiss consumer staples companies.
Our largest active shift in country weightings was to increase exposures within Japan and Australia and to decrease weightings within Germany and Switzerland.
We increased our portion of the Fund’s holding in Atlassian Corp. PLC (United Kingdom), motivated by positive stock-level momentum signals and basket-level catalyst signals. We also added to our position in NTT DoCoMo (Japan) as a result of stock-level indirect value and value signals. We reduced our position in Nestle SA, due to weak basket-level catalysts and indirect momentum signals. We also reduced exposure to Novo Nordisk A/S (Denmark) on weak basket and stock-level momentum signals.
Baillie Gifford: Our portion of the Fund’s portfolio outperformed the Fund’s benchmark, the MSCI EAFE Index (Net) for the 12-month period ended August 31, 2020, as well as the MSCI ACWI ex USA Growth Index, against which we manage our portion of the Fund’s portfolio.
For the 12 months to the end of August 2020, our portion of the Fund’s portfolio enjoyed a very strong period of both absolute and relative performance, over what has been an extremely volatile period for international equity markets. Relative outperformance was driven overwhelmingly by stock selection over the period. Stock selection within most of the major regions was positive, with notable contributions from stock selection in emerging markets and Europe (ex U.K.) in particular. Exposure in North America marginally detracted from performance.
There was a clear theme amongst the top stock contributors over this period as the global trends towards big data, e-commerce, the digitalization of healthcare and technology appeared to have been accelerated by the pandemic. The standout relative performer in our portion of the Fund was MercadoLibre, Inc., the Latin American e-commerce business. MercadoLibre was a beneficiary of the accelerated adoption of e-commerce in the wake of the COVID-19 pandemic. Ping An Healthcare and Technology Co., Ltd., the online healthcare company in China, was also a strong performer over the period. The company connects Chinese patients with medical advice in an easy, remote and affordable way. So much so that nearly a billion people now seek advice on the app, up from 100 million a year ago. Other platform business to perform strongly included Scout 24 AG, the German online real estate market place, and Spotify Technology SA, the Swedish music streaming business. Underpinning the ability to meet such demand in many of these capital light businesses are companies such as Taiwan Semiconductor Manufacturing Co., Ltd. the Taiwanese semiconductor manufacturer, who continued to enjoy strong performance given the massive opportunity for their increasingly powerful semiconductor components.
In terms of detractors over the past 12 months, Copa Holdings SA, a leading Panamanian airline, endured a torrid period throughout the pandemic given the global lockdown in travel. Other companies to feature amongst the detractors over the period include Fairfax Financial Holdings Ltd. (Canadian financial services holding company), Discovery Ltd. (South African insurer) and Shopify (Canadian ecommerce platform, which we did not hold and which performed particularly strongly).
At a sector level, industrials, communication services and consumer discretionary were the three strongest contributing sectors to relative performance over the period. Our portion of the Fund had an overweight position in each of these three sectors relative to the benchmark. The information technology, health care and materials sectors detracted from performance during the period. Within health care, our underweight position was a drag given how well the sector performed during the period on a relative basis. Within the information technology sector, poor stock selection led to a small degree of underperformance. Our positioning in each of these sectors, and indeed throughout the portfolio, was a result of bottom-up stock selection.
From a country perspective, Brazil, Sweden and Japan made the largest positive contribution in relative terms over the period. Predominantly, our stock selection within each country was the main driver of performance. Spain, China and Peru made the largest negative contribution in relative terms over the period. A combination of stock selection and asset allocation hit returns in Spain, whilst it was entirely our allocation to China (too small) which dragged on performance. Our stock selection in China was strong and offset a small amount of the negative allocation impact.
8	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Changes within the portfolio are a function of our stock selection process. Notable purchases during the period included Dutch payment provider Adyen NV and Chinese online food delivery service Meituan Dianping. Adyen has already proven to be successful among large businesses that want to accept multiple non-cash payment methods and to serve customers across multiple channels and/or geographies. As consumers continue to shift away from cash and as e-commerce compels businesses across all industries to adopt to multi-channel modes of payment transacting, we believe Adyen’s comprehensive payment manage payment software will continue to lead the way in meeting these needs. Meituan Dianping began life in 2003 as a Groupon type restaurant review and coupon business. After various mergers and restructurings, it has emerged as China’s dominant player in food delivery, while also offering local online services in a variety of other areas from in-store restaurant services to hotel bookings to travel. Recent results indicated that Meituan has been able to scale back its subsidies and become profitable, while expanding its market share to almost 70%. We believe the growth opportunity is substantial, in food delivery alone.
Sales from the portfolio included MTU Aero Engines AG (Germany). Given its dependence on the airline industry, the company was badly affected by the virtual shut down in global air travel as a result of the COVID-19 pandemic. While we believed this would be temporary and we expected MTU to survive the current downturn, we feared its medium and long term growth prospects may have been materially impaired. We eliminated the position in Fairfax Financial Holdings after an extended period of disappointing performance. Our confidence in the overall stewardship of the company’s investment portfolio waned. With additional concerns mounting over governance structures at the company we felt there were more attractive growth investments to be found elsewhere in the international universe.
Causeway Capital: Our portion of the Fund’s portfolio underperformed the Fund’s benchmark, the MSCI EAFE Index (Net) for the 12-month period ended August 31, 2020, but outperformed the MSCI EAFE Value Index (Net), against which we manage our portion of the Fund’s portfolio.
In the last quarter of 2019, the strategy performed well as an uptick in optimism for accelerated global growth led to strong performance in the most economically exposed sectors of the market. However, as the COVID-19 pandemic accelerated, many of these positive developments unwound. In our view, the volatility and indiscriminate selling exhibited in the first quarter of 2020 provided rare investment opportunities; we seek to purchase into other investors’ fear, in anticipation of the inevitable economic and market recovery. We have been taking advantage of the current conditions by opportunistically buying industry-leading companies in some of the hardest hit areas of the markets that we believe have mistakenly been priced for permanent demand destruction. These include industrials (transportation, capital goods, and especially aerospace), consumer discretionary (travel & tourism, automotive, and retail), and financials (banks and insurance). Some hallmarks of our economically exposed portfolio companies are strong balance sheets, abundant cash flows, and excellent management teams that we believe should enable these companies to weather near-term challenges and remain well-positioned for a rebound in demand.
The top sector drivers of performance for our portion of the Fund’s portfolio during the period were information technology, financials, and industrials, due primarily to stock selection in all three sectors. We maintained overweight positions in information technology and industrials and an underweight position in financials. Within the MSCI EAFE ex USA Value Index (Net), industrials delivered positive absolute returns in base currency terms, while information technology and financials delivered negative absolute returns in base currency terms.
The bottom sectors during the period were energy, consumer discretionary, and utilities, due primarily to stock selection in energy and consumer discretionary and an underweight position in utilities. We maintained an underweight position in all three sectors. Within the MSCI EAFE ex USA Value Index (Net), energy delivered negative absolute returns in base currency terms and consumer discretionary and utilities delivered positive absolute returns in base currency terms.
From a selection perspective, top individual contributors included ABB Ltd. (Switzerland), Infineon Technologies AG (Germany) and Siemens AG (Germany), all of which delivered positive absolute results during the period. As the COVID-19 pandemic lockdowns significantly disrupted traditional labor, several companies rapidly increased automated functions, boosting power & automation company, ABB’s, share price. In addition, ABB’s new CEO affirmed medium-term growth targets and noted management’s focus on accelerating cost reduction. We believed ABB’s balance sheet was healthy, with minimal debt levels, and a high dividend yield. Semiconductor company, Infineon’s, market leading position in power semiconductors, which are critical in improving energy efficiency, benefited from European authorities’ stated goal of a green recovery from the COVID-19
Multi-Manager International Equity Strategies Fund | Annual Report 2020	9

Manager Discussion of Fund Performance  (continued)
crisis. Infineon recently completed its acquisition of semiconductor company Cypress, which we believe has strategic merits and tangible synergies that can extend Infineon’s capabilities and reach. Siemens is an industrial conglomerate. The fast-paced ramp up of economic and manufacturing activity following the COVID-19 lockdowns in early 2020 positively impacted Siemens share price. In addition, Siemens’ management indicated that it will keep the original timeline for the spinoff of the Energy business in late 2020. We continue to view the partial spinoff of Energy as a positive catalyst to reduce the conglomerate discount.
Individual holdings which detracted the most during the period included Rolls-Royce Holdings Plc (United Kingdom), Ovintiv, Inc. (United States) and SoftBank Group Corp. (Japan). The COVID-19 pandemic dramatically reduced global air traffic, particularly long-haul international travel, which negatively impacted jet engine manufacturer, Rolls-Royce’s share price. The company has a strong liquidity position, non-core assets to sell, and is in the midst of an operational restructuring plan. We believed these efforts should help the company weather the challenges associated with the decline in air traffic and continued to find the investment compelling. An oil & natural gas producer, Ovintiv’s share price was under pressure since the poorly received acquisition of U.S.-listed Newfield Exploration in 2018. However, the introduction of a price war between Saudi Arabia and Russia in early March 2020, amid a demand slowdown stemming from the COVID-19 outbreak, resulted in a rare two-pronged supply and demand shock. We anticipate a protracted period of low oil prices as a result. Ovintiv has higher leverage levels than other oil exploration and production peers, which we believe encumbered its ability to withstand the downturn. Given the longer term structural challenges facing the energy industry and concerns over Ovintiv’s balance sheet, we exited the position to redeploy capital to opportunities with better risk-adjusted return potential. Both Rolls-Royce and Ovintiv delivered negative absolute returns during the period. SoftBank is a conglomerate, owning stakes in financial services, technology, and energy companies. Broadly speaking, technology stocks have benefitted from COVID-19 trends such as working from home. We did not own shares in SoftBank during the period, which detracted from the portfolio’s relative returns during the period.
From a country perspective, the top three country-level alpha drivers were Germany, Switzerland, and South Korea. We maintained an overweight position in all three countries (South Korea is not held in the MSCI EAFE ex USA Value Index (Net)). All three countries delivered positive absolute returns in base currency terms. The bottom performing countries were Mexico, Sweden, and Japan. We maintained an overweight position in Mexico (the country is not included in the MSCI EAFE ex USA Value Index (Net)) and underweight positions in Sweden and Japan. Mexico delivered negative absolute returns and Sweden and Japan posted positive absolute returns during the period.
Countries with the largest increases in active weights (defined as Fund weight minus benchmark weight) during the period were France, Spain, and Netherlands. Countries with the largest decreases in active weights were the United Kingdom, Canada (country is not included in the Index), and Japan.
The largest new purchases made during the period were Infineon Technologies, discussed earlier, Cie Financiere Richemont SA (Switzerland) and Airbus Group SE (France). We believed Infineon, a semiconductor company for automotive and industrial applications, was well-positioned to gain from the growing importance of its main business, power semiconductors. Infineon’s market leading position – and growing market share – should support improved profitability as electric vehicle adoption in automobile end markets accelerates and the range of applications of power semiconductors increases. The industry’s high barriers to entry, due to capital expenditure requirements dedicated to specialized manufacturing technology, should help insulate Infineon’s market share. We continue to believe Infineon is a strong player in energy conservation technology and find the risk/reward profile compelling. Cie Financiere Richemont (Switzerland) is a Swiss a luxury goods company, primarily in jewelry and watches. Richemont boasts two of the leading global luxury jewelry brands, Cartier and Van Cleef. Despite macro headwinds, we found the investment compelling due to its brand portfolio, strong balance sheet, and valuation versus history. Airbus SE (France) is a European multinational airliner manufacturer. Prior to the COVID-19 outbreak, Airbus’s commercial aircraft backlogs reached record high levels, with eight years’ worth of production. However, the pandemic has severely disrupted global air traffic. Demand for new commercial aircraft, and the stock price, dropped precipitously in the aftermath. We believed Airbus had the financial strength to withstand the downturn, entering the crisis with approximately 30 billion euros of liquidity. We also believed the company was competitively well-positioned for a recovery in short-haul domestic travel due to its dominant position in narrow body aircraft. We find the longer term upside potential of the stock compelling and the valuation at time of purchase provided an attractive entry point.
10	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
We sold positions in China Mobile Ltd. (China), KDDI Corp. (Japan) and AstraZeneca PLC (United Kingdom). China Mobile is the largest telecommunications company in China. The defensively oriented stock held up well amid market volatility and we exited the position in May, recycling the proceeds into higher risk/return opportunities. KDDI is a Japanese telecommunication services provider. The company reported positive revenue and operating profit growth during the second half of 2019, driven by strong growth in non-telco areas. We exited our position following strong share price performance due to relative valuation. AstraZeneca is a diversified global pharmaceutical company. The company successfully navigated its patent cliff as the magnitude and momentum of new launched products now set the company up for period of sustainable growth and operating leverage. We exited the position due to relative value considerations.
We follow a bottom-up stock selection process and as such, we are benchmark agnostic and comfortable with weights that differ from the MSCI EAFE ex USA Value Index (Net). The three countries with the largest overweight versus the Index are Germany, the Netherlands, and Switzerland. The three countries with the largest underweight versus the Index are Japan, Australia, and Hong Kong.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Quantitative Model Risk Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	11

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,113.30	1,020.32	5.23	5.00	0.98
Institutional 3 Class	1,000.00	1,000.00	1,114.20	1,021.03	4.49	4.29	0.84
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
12	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.2%
Issuer	Shares	Value ($)
Argentina 1.9%
MercadoLibre, Inc.(a)	32,297	37,741,951
Australia 3.2%
Accent Group Ltd.	264,985	308,906
Alumina Ltd.	143,344	165,721
Arena REIT	46,263	87,773
Aristocrat Leisure Ltd.	84,451	1,759,292
Asaleo Care Ltd.	130,851	105,720
Austal Ltd.	86,826	225,804
Beach Energy Ltd.	460,398	514,885
BHP Group Ltd.	132,498	3,658,526
BHP Group Ltd., ADR	69,575	3,830,800
BlueScope Steel Ltd.	268,124	2,504,313
Brambles Ltd.	281,321	2,296,364
Brambles Ltd., ADR	1,600	26,016
Centuria Capital Group	214,235	312,881
Challenger Ltd.	157,281	472,604
Charter Hall Social Infrastructure REIT	149,249	300,613
Cochlear Ltd.	48,578	6,864,699
Collins Foods Ltd.	31,900	244,740
Computershare Ltd.	72,195	706,763
Credit Corp. Group Ltd.	22,176	309,146
Crown Resorts Ltd.	94,022	623,443
CSL Ltd.	49,844	10,459,306
Data#3 Ltd.	256,592	1,181,732
Electro Optic Systems Holdings Ltd.(a)	102,512	419,222
EML Payments Ltd.(a)	91,480	229,935
Evolution Mining Ltd.	604,524	2,471,772
Fortescue Metals Group Ltd.	59,950	766,244
Fortescue Metals Group Ltd., ADR	9,100	244,426
Genworth Mortgage Insurance Australia Ltd.	32,229	35,758
Gold Road Resources Ltd.(a)	637,870	731,984
GWA Group Ltd.	213,189	396,075
IGO Ltd.	254,046	826,777
Incitec Pivot Ltd.	937,785	1,453,033
James Hardie Industries PLC	204,069	4,630,085
Link Administration Holdings Ltd.	35,140	105,260
Common Stocks (continued)
Issuer	Shares	Value ($)
Magellan Financial Group Ltd.	44,473	1,940,494
McMillan Shakespeare Ltd.	26,359	179,212
Monadelphous Group Ltd.	34,640	288,605
Myer Holdings Ltd.(a)	379,407	64,206
Nick Scali Ltd.(a)	30,905	198,363
Perpetual Ltd.	37,825	861,726
Perseus Mining Ltd.(a)	1,215,584	1,292,076
PolyNovo Ltd.(a)	271,755	440,804
Ramelius Resources Ltd.	310,014	475,701
Regis Resources Ltd.	259,625	1,010,716
Reliance Worldwide Corp., Ltd.	190,634	536,538
Rio Tinto Ltd.	15,556	1,119,415
Rio Tinto PLC, ADR	10,002	612,422
Sandfire Resources NL	104,466	358,188
Santos Ltd.	379,680	1,586,713
Saracen Mineral Holdings Ltd.(a)	104,631	402,410
Scentre Group	229,579	382,142
Silver Lake Resources Ltd.(a)	621,714	994,827
South32 Ltd.	183,791	284,136
Sydney Airport	51,029	214,393
Westgold Resources Ltd.(a)	142,720	224,363
Whitehaven Coal Ltd.	323,855	221,570
WiseTech Global Ltd.	71,331	1,479,857
Worley Ltd.	229,363	1,618,414
Total		66,057,909
Austria 0.2%
Andritz AG	36,197	1,210,748
AT&S Austria Technologie & Systemtechnik AG	28,253	546,863
Raiffeisen Bank International AG(a)	8,923	159,434
voestalpine AG	95,758	2,379,505
Total		4,296,550
Belgium 0.4%
Kinepolis Group NV(a)	9,131	355,560
Proximus SADP	81,657	1,612,652
Telenet Group Holding NV	2,070	80,262
Umicore SA	134,022	6,151,606
Total		8,200,080
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Brazil 0.8%
Afya Ltd., Class A(a)	2,800	71,596
B3 SA - Brasil Bolsa Balcao	93,900	1,010,387
Banco Bradesco SA	157,000	551,943
Cia Siderurgica Nacional SA, ADR	105,144	287,043
Cielo SA, ADR	21,831	17,792
Cosan SA(a)	38,900	593,245
Dommo Energia SA(a)	1,247,100	286,821
Gerdau SA, ADR	57,041	199,644
Grupo SBF SA(a)	124,900	692,610
IRB Brasil Resseguros SA	28,468	37,206
Itaú Unibanco Holding SA, ADR	591,306	2,518,964
Klabin SA	539,600	2,536,223
Petroleo Brasileiro SA	320,700	1,317,103
Petroleo Brasileiro SA, ADR	65,830	527,298
Porto Seguro SA	106,700	1,045,868
Stone Co., Ltd., Class A(a)	7,539	384,489
Ultrapar Participacoes SA	157,300	559,027
Ultrapar Participacoes SA, ADR	57,600	202,752
Vale SA ADR	53,660	590,260
WEG SA	160,000	1,921,694
XP, Inc., Class A(a)	4,925	243,246
Total		15,595,211
Cambodia 0.0%
NagaCorp Ltd.	542,000	653,886
Canada 1.6%
Alacer Gold Corp.(a)	56,800	392,355
B2Gold Corp.	161,107	1,081,993
B2Gold Corp.	16,893	113,859
BELLUS Health, Inc.(a)	187,700	467,373
Cargojet, Inc.	2,800	382,106
CCL Industries, Inc.	19,800	731,827
CGI, Inc.(a)	7,555	530,677
Constellation Software, Inc.	6,540	7,571,077
ECN Capital Corp.	39,800	157,143
Franco-Nevada Corp.	3,210	483,041
goeasy Ltd.	2,882	143,487
Golden Star Resources Ltd.(a)	258,055	1,199,956
Common Stocks (continued)
Issuer	Shares	Value ($)
Kinross Gold Corp.(a)	21,209	188,293
Lundin Mining Corp.	31,387	196,597
Magna International, Inc.	13,006	632,222
Nutrien Ltd.	78,238	2,884,635
Osisko Mining, Inc.(a)	126,300	385,383
Pan American Silver Corp.	120,535	4,351,587
Pretium Resources, Inc.(a)	90,200	1,156,364
Ritchie Bros. Auctioneers, Inc.	113,111	6,611,338
Shopify, Inc., Class A(a)	1,778	1,899,155
Total		31,560,468
China 5.3%
Alibaba Group Holding Ltd.(a)	699,532	25,179,550
Baidu, Inc., ADR(a)	131,810	16,419,572
Beijing Capital International Airport Co., Ltd.	5,420,000	3,831,088
CStone Pharmaceuticals(a)	567,000	675,970
KE Holdings, Inc., ADR(a)	70,171	3,599,071
Meituan Dianping, Class B(a),(b)	357,300	11,778,110
Ping An Healthcare and Technology Co., Ltd.(a)	661,200	9,637,050
Ping An Insurance Group Co. of China Ltd., Class H	744,000	7,943,245
Tencent Holdings Ltd.	297,700	20,338,376
Tencent Music Entertainment Group, ADR(a)	558,467	8,728,839
VSTECS Holdings Ltd.	530,000	298,844
Total		108,429,715
Cyprus 0.0%
Etalon Group PLC, GDR(b)	37,995	60,412
Denmark 1.8%
Chr. Hansen Holding A/S	62,156	7,134,113
Coloplast A/S, Class B	18,987	3,220,603
DSV PANALPINA A/S	76,263	11,905,578
H+H International A/S(a)	15,037	282,992
ISS A/S(a)	22,450	345,719
Nordic Waterproofing Holding AS(a),(b)	16,378	223,428
Novo Nordisk A/S, Class B	44,159	2,919,501
Novozymes AS, Class B	165,141	9,758,935
Pandora A/S	4,475	326,658
Total		36,117,527

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Finland 0.8%
KONE OYJ, Class B	173,979	14,921,982
Wartsila OYJ	47,513	406,789
Total		15,328,771
France 7.5%
Airbus Group SE(a)	162,442	13,358,840
AXA SA	503,318	10,269,737
BNP Paribas SA(a)	378,968	16,510,964
Carrefour SA	526,962	8,476,554
Casino Guichard Perrachon SA(a)	38,281	992,439
CGG SA(a)	150,681	136,307
Cie de Saint-Gobain(a)	45,728	1,848,590
Coface SA(a)	43,569	341,075
Credit Agricole SA, ADR(a)	803	4,059
Danone SA	274,474	18,048,475
DBV Technologies SA(a)	16,488	72,598
Edenred	213,941	11,043,600
Electricite de France SA	73,487	773,019
Engie SA(a)	389,218	5,414,684
Eutelsat	41,363	414,718
Ingenico Group SA(a)	3,196	545,698
JCDecaux SA(a)	20,499	391,467
Klepierre	8,467	139,383
Legrand SA	99,171	8,277,816
Peugeot SA(a)	213,165	3,675,093
Publicis Groupe SA(a)	30,176	1,055,344
Renault SA(a)	65,256	1,861,206
Rexel SA(a)	15,586	208,244
Rothschild & Co.(a)	9,235	249,583
Sanofi	124,041	12,563,959
Sanofi, ADR	83,262	4,211,392
Sartorius Stedim Biotech	2,654	949,512
Societe Generale SA(a)	146,389	2,369,701
Suez	14,094	243,385
Tarkett SA(a)	24,508	315,954
Total SE	266,352	10,566,736
Valeo SA	186,070	5,714,117
Veolia Environnement SA	102,533	2,473,814
Veolia Environnement SA, ADR	6,300	151,767
Common Stocks (continued)
Issuer	Shares	Value ($)
VINCI SA	102,377	9,591,828
Virbac SA(a)	2,176	488,185
Total		153,749,843
Germany 9.5%
Aroundtown SA(a)	26,313	144,143
BASF SE	402,355	24,570,392
Bayer AG, Registered Shares	130,989	8,712,348
Continental AG	17,913	1,965,415
Delivery Hero SE(a),(b)	29,668	3,191,697
Deutsche Boerse AG	101,715	19,242,963
Deutsche Lufthansa AG, Registered Shares(a)	152,726	1,597,837
Deutsche Post AG	331,545	15,113,210
Evonik Industries AG	44,943	1,305,209
GEA Group AG	67,121	2,450,898
Hornbach Holding AG & Co. KGaA	4,129	449,374
Infineon Technologies AG	625,335	17,388,321
Knorr-Bremse AG	19,224	2,442,731
Merck KGaA, ADR	5,600	151,620
Puma SE(a)	3,584	296,953
Rational AG	12,178	7,789,484
RWE AG	111,418	4,436,618
SAP SE	221,848	36,681,438
Scout24 AG(b)	255,332	23,752,146
Siemens AG, Registered Shares	147,768	20,475,568
Siemens Healthineers AG, ADR	5,668	128,664
Traton SE	16,527	338,307
Volkswagen AG(a)	2,821	508,292
Volkswagen AG, ADR(a)	60,727	1,088,531
Total		194,222,159
Hong Kong 2.0%
AIA Group Ltd.	1,609,200	16,485,863
C-Mer Eye Care Holdings Ltd.(b)	406,000	346,821
Hang Lung Group Ltd.	106,000	273,246
Hong Kong Exchanges and Clearing Ltd.	290,580	14,651,156
Melco International Development Ltd.	34,000	74,968
Melco Resorts & Entertainment Ltd., ADR	118,149	2,306,268
Sands China Ltd.	903,600	3,977,718
Spring Real Estate Investment Trust	971,000	326,731
Techtronic Industries Co., Ltd.	106,000	1,342,399

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Valuetronics Holdings Ltd.	229,800	93,597
Total		39,878,767
Indonesia 0.0%
PT Bank Mandiri Persero Tbk	1,766,200	722,205
Ireland 2.5%
CRH PLC	230,558	8,604,205
James Hardie Industries PLC, ADR	11,952	268,323
Kingspan Group PLC	158,736	13,603,515
Ryanair Holdings PLC, ADR(a)	356,239	28,819,735
Total		51,295,778
Isle of Man 0.0%
GVC Holdings PLC	46,470	491,317
Israel 0.4%
Check Point Software Technologies Ltd.(a)	14,838	1,873,446
Energix-Renewable Energies Ltd.(a)	29,838	140,725
Maytronics Ltd.	21,491	316,355
Nova Measuring Instruments Ltd.(a)	1,751	95,562
Sapiens International Corp. NV	13,081	438,737
Stratasys Ltd.(a)	117,381	1,744,282
Teva Pharmaceutical Industries Ltd.(a)	11,585	114,573
Teva Pharmaceutical Industries Ltd., ADR(a)	250,800	2,475,396
Wix.com Ltd.(a)	3,482	1,025,902
Total		8,224,978
Italy 2.8%
Atlantia SpA(a)	6,336	100,596
Buzzi Unicem SpA	4,887	68,112
Credito Valtellinese SpA(a)	93,581	828,845
Datalogic SpA	11,302	152,418
DiaSorin SpA	886	160,384
Enel SpA	1,578,769	14,296,061
Enel SpA, ADR	2,497	22,485
ENI SpA	360,186	3,346,276
ENI SpA, ADR	28,275	525,915
Fiat Chrysler Automobiles NV(a)	341,191	3,781,559
Leonardo-Finmeccanica SpA	135,211	914,773
PRADA SpA(a)	47,800	187,146
Snam SpA	47,128	241,354
Telecom Italia SpA	446,435	212,636
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecom Italia SpA, Savings Shares	1,469,472	694,834
Terna Rete Elettrica Nazionale SpA	445,169	3,220,689
Tinexta SpA(a)	18,860	392,515
UniCredit SpA(a)	2,733,681	26,887,626
Unieuro SpA(a),(b)	8,704	93,067
Total		56,127,291
Ivory Coast 0.0%
Endeavour Mining Corp.(a)	789	21,847
Japan 17.4%
Aeon Credit Service Co., Ltd.	70,100	622,785
AGC, Inc.	43,000	1,216,647
Ahresty Corp.	22,300	68,660
Akebono Brake Industry Co., Ltd.(a)	136,900	215,851
Alpha Corp.	3,000	26,279
Amuse, Inc.	1,400	31,012
Asahi Kasei Corp.	265,500	2,224,158
Astellas Pharma, Inc.	50,900	798,527
Astellas Pharma, Inc., ADR	23,588	369,034
Axial Retailing, Inc.	12,400	562,249
Bridgestone Corp.	37,600	1,190,321
Brother Industries Ltd.	26,900	445,031
Canon, Inc.	192,000	3,293,122
Central Glass Co., Ltd.	12,500	248,798
Chubu Electric Power Co., Inc.	154,100	1,904,118
Chugai Pharmaceutical Co., Ltd.	37,200	1,657,522
Chugai Pharmaceutical Co., Ltd., ADR	55,255	1,228,042
Coca-Cola Bottlers Japan Holdings, Inc.	66,600	1,108,585
Concordia Financial Group Ltd.	258,200	855,940
Cookpad, Inc.(a)	135,600	472,541
Cosmos Pharmaceutical Corp.	17,800	3,134,837
Cybozu, Inc.	7,400	217,816
Daicel Corp.	238,300	1,726,718
Dai-ichi Life Holdings, Inc.	221,500	3,356,201
Daiichi Sankyo Co., Ltd.	22,600	2,015,989
Dainippon Sumitomo Pharma Co., Ltd.	47,300	597,964
Daishi Hokuetsu Financial Group, Inc.	24,100	463,072
Denso Corp.	179,700	7,559,939
East Japan Railway Co.	3,900	253,885
Eiken Chemical Co., Ltd.	56,500	1,016,675

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
EM Systems Co., Ltd.	58,600	480,975
ENEOS Holdings, Inc.	164,400	644,262
FANUC Corp.	171,700	30,121,750
FANUC Corp., ADR	15,323	268,765
Fields Corp.	4,300	13,383
Fuji Media Holdings, Inc.	92,800	919,369
FUJIFILM Holdings Corp.	116,900	5,560,413
Fujitsu Ltd.	15,000	1,958,102
Fukui Computer Holdings, Inc.	1,000	25,827
Gakken Holdings Co., Ltd.	47,600	722,737
Godo Steel Ltd.	700	12,566
Gumi, Inc.	73,300	697,855
Gurunavi, Inc.	29,700	181,063
Hakuhodo DY Holdings, Inc.	33,200	412,224
Hino Motors Ltd.	77,500	521,117
Hirakawa Hewtech Corp.	19,500	166,711
Hitachi Ltd.	123,800	4,118,639
Hitachi Metals Ltd.	23,900	357,870
Honda Motor Co., Ltd.	51,300	1,306,035
Honda Motor Co., Ltd. ADR	4,594	117,515
Hoya Corp.	47,600	4,682,607
Hoya Corp., ADR	13,421	1,317,271
Iida Group Holdings Co., Ltd.	49,900	973,964
Inpex Corp.	207,900	1,318,379
Intage Holdings, Inc.	10,100	87,657
Isuzu Motors Ltd.	77,800	768,728
Japan Exchange Group, Inc.	580,400	15,050,677
Japan Petroleum Exploration Co., Ltd.	7,200	125,099
JMDC, Inc.(a)	4,800	364,201
JTEKT Corp.	35,400	270,940
Kansai Electric Power Co., Inc. (The)	30,100	296,452
Kansai Paint	123,200	2,930,823
Kawasaki Heavy Industries Ltd.	18,700	264,276
KDDI Corp.	141,400	4,110,196
KDDI Corp., ADR	11,000	159,335
Keyence Corp.	7,700	3,171,275
Kikkoman Corp.	9,500	515,991
Kirin Holdings Co., Ltd.	107,700	2,117,217
Kobayashi Pharmaceutical Co., Ltd.	8,900	793,567
Common Stocks (continued)
Issuer	Shares	Value ($)
Kobe Bussan Co., Ltd.	39,500	2,336,506
Konami Holdings Corp.	3,500	134,765
Konica Minolta, Inc.	56,200	181,290
Kose Corp.	4,500	528,066
Kyushu Electric Power Co., Inc.	74,000	656,207
M3, Inc.	13,800	799,414
Makita Corp.	18,300	845,458
Marubeni Corp.	753,300	4,536,026
Medipal Holdings Corp.	78,500	1,500,142
Megachips Corp.	19,900	396,434
MEIJI Holdings Co., Ltd.	36,500	2,951,274
Mimaki Engineering Co., Ltd.	23,900	86,109
MinebeaMitsumi, Inc.	58,900	1,020,017
Mitsubishi Chemical Holdings Corp.	436,200	2,547,266
Mitsubishi Gas Chemical Co., Inc.	87,100	1,555,342
Mitsubishi Heavy Industries Ltd.	82,000	2,035,768
Mitsubishi Materials Corp.	125,300	2,628,455
Mitsubishi Motors Corp.	158,700	379,122
Mitsubishi UFJ Financial Group, Inc.	294,200	1,227,512
Mitsubishi UFJ Financial Group, Inc., ADR	49,700	207,746
Mitsuboshi Belting Ltd.	9,300	143,817
Mitsui Chemicals, Inc.	104,300	2,446,359
Mitsui Fudosan Co., Ltd.	2,600	47,034
MS&AD Insurance Group Holdings, Inc.	81,200	2,252,368
Murata Manufacturing Co., Ltd.	179,500	10,615,841
Nagano Keiki Co., Ltd.	22,600	184,233
NEC Corp.	38,000	2,006,444
NGK Spark Plug Co., Ltd.	19,800	338,425
Nichirin Co., Ltd.	4,500	55,515
Nidec Corp.	176,600	14,822,095
Nikkon Holdings Co., Ltd.	13,400	295,655
Nikon Corp.	168,200	1,317,291
Nintendo Co., Ltd.	19,000	10,227,852
Nintendo Co., Ltd., ADR	45,658	3,076,208
Nippon Hume Corp.	11,200	79,782
Nippon Steel Corp.	36,700	361,299
Nippon Telegraph & Telephone Corp.	52,600	1,196,946
Nippon Telegraph & Telephone Corp., ADR	1,011	23,096
Nippon Television Holdings, Inc.	86,300	1,018,059

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Nippon Yusen KK	82,000	1,280,679
Nissan Chemical Industries Ltd.	41,400	2,191,092
Nissan Motor Co., Ltd.	470,700	1,897,010
Nitori Co., Ltd.	5,100	1,068,073
Nitto Denko Corp.	32,200	1,955,140
Nomura Holdings, Inc.	149,700	768,922
Nomura Holdings, Inc., ADR	49,600	255,936
Nomura Research Institute Ltd.	44,500	1,183,209
NS United Kaiun Kaisha Ltd.	1,100	14,239
NSK Ltd.	209,300	1,604,159
NTT DoCoMo, Inc.	206,000	5,744,307
Oiles Corp.	8,800	114,234
Okabe Co., Ltd.	7,100	52,821
Okuwa Co., Ltd.	24,900	344,099
Olympus Corp.	216,100	4,277,582
Olympus Corp., ADR	3,900	77,142
Omron Corp.	3,100	227,053
Omron Corp., ADR	1,493	109,519
Otsuka Holdings Co., Ltd.	23,400	1,026,990
Panasonic Corp., ADR	7,115	66,098
Press Kogyo Co., Ltd.	13,800	39,490
Rakuten, Inc.	423,600	3,732,906
Renesas Electronics Corp.(a)	305,500	1,922,782
Resona Holdings, Inc.	549,700	2,020,591
Ricoh Co., Ltd.	23,000	171,699
Rinnai Corp.	6,600	610,529
Ryobi Ltd.	9,000	100,473
Ryoden Corp.	14,800	200,893
Sankyo Seiko Co., Ltd.	2,400	9,151
Sanyo Chemical Industries Ltd.	6,200	288,046
Seiko Epson Corp.	208,900	2,490,635
Seven & I Holdings Co., Ltd.	163,400	5,271,594
SG Holdings Co., Ltd.	15,100	694,876
Shimano, Inc.	63,900	13,531,782
Shin-Etsu Chemical Co., Ltd.	4,100	498,250
Shin-Etsu Chemical Co., Ltd., ADR	3,610	109,455
Shinsei Bank Ltd.	179,900	2,099,088
Shiseido Co., Ltd.	300	17,447
Shoei Co., Ltd.	11,300	345,328
Common Stocks (continued)
Issuer	Shares	Value ($)
Sinko Industries Ltd.	3,500	44,992
SMC Corp.	24,700	13,573,104
SMK Corp.	600	13,914
Sompo Holdings, Inc.	95,200	3,575,696
Sony Corp.	124,500	9,748,898
SRA Holdings	7,600	168,873
Starzen Co., Ltd.	1,600	59,532
Subaru Corp.	118,300	2,458,339
Suminoe Textile Co., Ltd.	900	14,979
Sumitomo Chemical Co., Ltd.	127,000	411,912
Sumitomo Metal Mining Co., Ltd.	51,300	1,564,931
Sumitomo Mitsui Financial Group, Inc.	329,400	9,686,067
Sumitomo Mitsui Financial Group, Inc., ADR	226,189	1,329,991
Suzuken Co., Ltd.	17,200	638,939
Sysmex Corp.	14,000	1,222,834
T RAD Co., Ltd.	2,900	35,093
T&D Holdings, Inc.	177,500	1,857,895
Taiyo Nippon Sanso Corp.	18,600	326,691
Takeda Pharmaceutical Co., Ltd.	520,700	19,415,454
Takeda Pharmaceutical Co., Ltd. ADR	45,200	841,172
TDK Corp.	21,900	2,270,865
TDK Corp., ADR	294	30,577
Teijin Ltd.	125,100	1,961,522
Terumo Corp.	5,500	223,743
Toa Corp.	15,100	108,075
Tobu Railway Co., Ltd.	500	15,626
Toho Co., Ltd.	33,200	1,261,499
Tohoku Electric Power Co., Inc.	39,700	402,819
Tokio Marine Holdings, Inc.	43,200	1,993,814
Tokio Marine Holdings, Inc., ADR	5,468	251,747
Tokuyama Corp.	6,800	158,737
Tokyo Electric Power Co. Holdings, Inc.(a)	225,000	662,426
Tokyo Electron Ltd.	11,300	2,898,544
Tomoku Co., Ltd.	3,000	46,589
Tosoh Corp.	7,500	110,955
Toyo Seikan Group Holdings Ltd.	23,900	266,608
Toyota Tsusho Corp.	247,700	7,198,569
Tsuruha Holdings, Inc.	2,000	267,678
UACJ Corp.	3,600	65,889

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Unicharm Corp.	42,500	1,851,245
West Japan Railway Co.	22,400	1,177,949
Yakult Honsha Co., Ltd.	22,100	1,261,388
Yamada Denki Co., Ltd.	136,500	732,832
Yamato Holdings Co., Ltd.	10,900	285,099
Yaskawa Electric Corp.	30,900	1,109,629
Yorozu Corp.	8,300	72,913
Yumeshin Holdings Co., Ltd.	4,100	26,379
Total		355,985,730
Jersey 0.0%
Man Group PLC	216,793	356,384
Luxembourg 0.1%
Tenaris SA, ADR	194,802	2,271,391
Marshall Islands 0.0%
DHT Holdings, Inc.	46,000	243,340
Mexico 0.2%
Grupo Financiero Banorte SAB de CV, Class O(a)	1,066,143	3,663,923
Netherlands 6.2%
ABN AMRO Bank NV(a)	153,158	1,454,652
Adyen NV(a)	2,636	4,443,380
Aegon NV	490,798	1,359,002
Aegon NV, Registered Shares	12,376	33,910
AerCap Holdings NV(a)	5,100	150,807
Akzo Nobel NV	139,341	13,753,452
Altice NV, Class A(a)	278,784	1,230,835
ArcelorMittal SA(a)	542,843	6,838,039
ASML Holding NV	51,625	19,292,587
CNH Industrial NV	43,740	346,491
Constellium SE(a)	17,000	136,170
Heineken Holding NV	94,281	7,714,286
IMCD NV	75,464	8,015,756
ING Groep NV(a)	2,488,716	20,313,071
Just Eat Takeaway.com NV(a),(b)	27,832	3,097,086
Just Eat Takeaway.com NV(a),(b)	93,266	10,415,772
Koninklijke KPN NV	534,234	1,401,934
Koninklijke KPN NV, ADR	36,718	97,670
Koninklijke Philips NV(a)	14,453	686,373
NN Group NV	12,873	483,927
Common Stocks (continued)
Issuer	Shares	Value ($)
NN Group NV, ADR	18,600	348,750
Ordina NV(a)	63,613	176,536
Prosus NV(a)	74,819	7,499,274
Royal Dutch Shell PLC, Class A	341,441	5,074,211
Signify NV(a)	2,779	92,701
STMicroelectronics NV	230,965	6,979,649
Unilever NV	76,693	4,448,194
Wolters Kluwer NV	15,120	1,240,341
Wolters Kluwer NV, ADR	1,300	106,808
Total		127,231,664
New Zealand 0.0%
Xero Ltd.(a)	9,381	697,398
Norway 0.2%
Aker BP ASA	61,668	1,226,700
Atea ASA(a)	5,220	61,133
Avance Gas Holding Ltd.(b)	76,542	184,358
Equinor ASA, ADR	50,900	816,945
Norsk Hydro ASA(a)	60,350	192,494
Yara International ASA	34,202	1,432,939
Total		3,914,569
Panama 0.2%
Copa Holdings SA, Class A	76,685	4,083,476
Peru 0.2%
Credicorp Ltd.	32,618	4,255,997
Portugal 0.0%
CTT-Correios de Portugal SA(a)	69,448	216,552
Jeronimo Martins SGPS SA	27,121	446,332
Total		662,884
Russian Federation 0.6%
LSR Group PJSC, Registered Shares, GDR(b)	5,276	11,081
Lukoil PJSC	14,507	974,350
Magnit PJSC GDR(b)	298,500	4,394,067
MMC Norilsk Nickel PJSC, ADR	1,257	32,745
MMC Norilsk Nickel PJSC, ADR	178,647	4,688,518
Rosneft Oil Co. PJSC	264,780	1,331,021
Rosseti PJSC(a)	23,801,000	468,159
Total		11,899,941

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Singapore 0.3%
Hi-P International Ltd.	210,000	191,109
Hongkong Land Holdings Ltd.	49,400	189,028
NetLink NBN Trust(b)	92,200	65,690
Sembcorp Marine Ltd.(a)	1,207,600	181,623
SIA Engineering Co., Ltd.	190,200	256,911
United Overseas Bank Ltd.	337,700	4,842,213
Total		5,726,574
South Africa 0.4%
Discovery Ltd.	914,167	6,505,999
Impala Platinum Holdings Ltd.	73,435	676,872
Momentum Metropolitan Holdings	324,868	290,539
Pick n Pay Stores Ltd.	80,220	197,483
Sibanye Stillwater Ltd.(a)	272,371	833,760
Total		8,504,653
South Korea 2.6%
Chosun Refractories Co., Ltd.	1,352	82,005
CJ Logistics Corp.(a)	1,786	227,460
Daelim Industrial Co., Ltd.	2,593	189,320
Hana Financial Group, Inc.	44,584	1,055,180
Hugel, Inc.(a)	1,070	147,375
I-SENS, Inc.	5,268	123,074
KB Financial Group, Inc.	11,803	366,195
NAVER Corp.	39,032	10,569,049
POSCO	2,449	379,096
Samsung Electronics Co., Ltd.	536,101	24,342,282
Samsung Electronics Co., Ltd. GDR	12,720	15,299,103
Tovis Co., Ltd.(a)	48,927	253,975
Total		53,034,114
Spain 3.4%
Aena SME SA(a)	52,549	7,845,364
Amadeus IT Group SA, Class A	327,296	18,386,584
Banco Bilbao Vizcaya Argentaria SA	3,687,809	10,799,764
Banco Santander SA, ADR	62,000	138,260
Bankinter SA	875,686	4,711,019
CaixaBank SA	3,726,384	8,186,352
Distribuidora Internacional de Alimentacion SA(a)	776,874	107,820
Endesa SA	20,257	562,329
Common Stocks (continued)
Issuer	Shares	Value ($)
Grifols SA	149,471	4,052,277
Grifols SA ADR	171,130	2,743,214
Iberdrola SA	191,787	2,419,754
Iberdrola SA, ADR	2,636	132,973
Industria de Diseno Textil SA	261,139	7,342,510
Naturgy Energy Group SA	57,145	1,103,173
Telefonica SA	47,652	187,752
Total		68,719,145
Sweden 1.8%
Atlas Copco AB, Class B	322,657	12,964,610
Attendo AB(a),(b)	48,180	265,470
Coor Service Management Holding AB(a),(b)	15,232	115,684
Electrolux Professional AB(a)	906	4,022
Epiroc AB, Class B	651,648	9,365,948
Fortnox AB	5,960	207,399
Hexagon AB, ADR(a)	4,080	295,596
Industrivarden AB, Class A(a)	9,707	258,745
Lundin Energy AB	71,823	1,757,913
Mekonomen AB(a)	65,333	701,797
Swedbank AB, Class A(a)	170,148	2,891,381
Telefonaktiebolaget LM Ericsson, ADR	100,053	1,165,618
Volvo AB, B Shares(a)	387,702	7,426,217
Total		37,420,400
Switzerland 7.2%
ABB Ltd.	851,961	21,724,309
Adecco Group AG, Registered Shares	54,248	2,840,285
Adecco Group AG, Registered Shares, ADR	5,900	154,079
Alcon, Inc.(a)	59,996	3,413,589
Cie Financiere Richemont SA, Class A, Registered Shares	330,283	21,990,071
GAM Holding AG(a)	45,483	111,202
Geberit AG	4,813	2,770,402
Kudelski SA	47,143	164,221
Kuehne & Nagel International AG(a)	43,751	8,482,899
LEM Holding SA, Registered Shares	229	408,501
Logitech International SA	25,237	1,869,167
Lonza Group AG, ADR	4,700	291,964
Nestlé SA, ADR	1,000	120,425
Nestlé SA, Registered Shares	132,386	15,945,515

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Novartis AG, Registered Shares	295,636	25,479,990
Rieter Holding AG, Registered Shares	1,068	95,098
Roche Holding AG	267	93,664
Roche Holding AG, Genusschein Shares	58,926	20,613,436
Schindler Holding AG	6,303	1,685,217
SGS SA, Registered Shares	331	857,758
Siegfried Holding AG, Registered Shares(a)	338	191,627
Sonova Holding AG(a)	10,829	2,531,903
Temenos AG	41,844	6,759,803
Ypsomed Holding AG, Registered Shares(a)	1,510	236,851
Zurich Insurance Group AG	23,010	8,507,892
Total		147,339,868
Taiwan 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	394,512	31,265,076
Turkey 0.1%
Aksigorta AS	145,575	144,581
BIM Birlesik Magazalar AS	76,593	708,108
Ford Otomotiv Sanayi AS	30,014	346,455
MLP Saglik Hizmetleri AS(a),(b)	35,070	73,092
Sok Marketler Ticaret AS(a)	295,330	516,958
Tofas Turk Otomobil Fabrikasi AS	220,609	674,960
Total		2,464,154
United Kingdom 12.3%
3i Group PLC	250,628	3,079,845
Aggreko PLC	113,631	715,719
Anglo American PLC	53,882	1,324,134
Antofagasta PLC	48,929	701,512
Ashtead Group PLC	39,599	1,372,999
Associated British Foods PLC	56,610	1,530,762
AstraZeneca PLC	23,999	2,663,895
AstraZeneca PLC, ADR	17,477	978,712
Atlassian Corp. PLC, Class A(a)	39,357	7,547,098
Aveva Group PLC	5,906	398,977
Aviva PLC	3,430,209	12,928,381
Babcock International Group PLC	113,931	412,335
Barclays Bank PLC(a)	11,293,702	16,535,467
Berkeley Group Holdings PLC	1,816	109,747
BHP Group PLC	224,627	5,113,019
Common Stocks (continued)
Issuer	Shares	Value ($)
BHP Group PLC, ADR	67,102	3,028,313
BP PLC	2,951,379	10,296,712
BP PLC, ADR	272,538	5,704,220
Brewin Dolphin Holdings PLC	47,236	155,481
British American Tobacco PLC	503,365	16,965,938
Burberry Group PLC	282,905	5,401,523
Carnival PLC	40,859	560,116
Centrica PLC	463,353	281,605
Coca-Cola European Partners PLC	104,552	4,303,360
Compass Group PLC	567,048	9,175,952
DFS Furniture PLC	71,675	162,880
Experian PLC	339,475	12,683,654
Experian PLC, ADR	14,372	535,573
Forterra PLC(b)	126,856	269,624
Fresnillo PLC	73,561	1,249,050
G4s PLC	168,586	324,967
GlaxoSmithKline PLC	125,659	2,454,539
Glencore PLC(a)	1,381,323	3,396,435
Go-Ahead Group PLC (The)	7,829	68,488
GoCo Group PLC	301,247	469,218
Greggs PLC	12,982	245,255
Hargreaves Lansdown PLC	439,558	9,462,337
Ibstock PLC(a),(b)	138,545	282,359
IMI PLC	55,441	771,421
Intermediate Capital Group PLC	28,056	507,886
International Consolidated Airlines Group SA	1,570,927	4,408,040
International Game Technology PLC	44,000	489,720
J. Sainsbury PLC	528,463	1,298,489
Johnson Matthey PLC	201,796	6,364,495
JPJ Group PLC(a)	25,091	389,069
Jupiter Fund Management PLC	263,718	738,893
Kingfisher PLC	150,836	548,527
Kingfisher PLC, ADR	27,200	194,072
Linde PLC	45,512	11,454,422
Lookers PLC(c),(d)	228,187	64,056
Luk Fook Holdings International Ltd.	83,000	185,664
M&G PLC	292,563	676,107
Meggitt PLC	85,992	331,163
Melrose Industries PLC	877,992	1,171,479

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Micro Focus International PLC	423,572	1,680,432
Oxford Immunotec Global PLC(a)	46,942	638,881
Oxford Instruments PLC	2,284	47,947
Provident Financial PLC(a)	42,589	141,059
Prudential PLC	1,149,070	18,524,595
RELX PLC	300,072	6,809,488
Rio Tinto PLC	310,156	19,288,739
Rolls-Royce Holdings PLC(a)	4,256,761	13,441,525
Rotork PLC	131,002	524,859
Saga PLC	171,458	31,194
Sage Group PLC (The)	349,228	3,448,184
Senior PLC	242,289	169,065
Smith & Nephew PLC	66,988	1,351,860
St. James’s Place PLC	338,301	4,383,906
Unilever PLC	6,531	386,125
Unilever PLC, ADR	31,549	1,879,689
Vesuvius PLC(a)	41,679	224,196
Vodafone Group PLC	4,499,267	6,597,022
WPP PLC, ADR	7,623	323,139
Total		252,375,609
United States 0.8%
Spotify Technology SA(a)	56,136	15,839,334
Total Common Stocks (Cost $1,773,002,522)		1,966,732,289

Exchange-Traded Equity Funds 0.1%
	Shares	Value ($)
United States 0.1%
Vanguard FTSE Developed Markets ETF	70,300	2,943,461
Total Exchange-Traded Equity Funds (Cost $2,952,013)		2,943,461
Preferred Stocks 2.3%
Issuer	Shares	Value ($)
Brazil 0.1%
Alpargatas SA	72,200	491,569
Braskem SA	259,000	1,009,337
Klabin SA	336,300	311,224
Total		1,812,130
Germany 2.1%
BMW AG	26,199	1,477,275
Porsche Automobil Holding SE(a)	18,743	1,152,635
Sartorius AG	1,747	741,619
Schaeffler AG	6,869	46,191
Volkswagen AG(a)	244,374	40,874,535
Total		44,292,255
Spain 0.1%
Grifols SA	83,911	1,352,057
Total Preferred Stocks (Cost $47,035,555)		47,456,442

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(e),(f)	19,811,214	19,811,214
Total Money Market Funds (Cost $19,809,616)		19,811,214
Total Investments in Securities (Cost $1,842,799,706)		2,036,943,406
Other Assets & Liabilities, Net		8,326,548
Net Assets		$2,045,269,954

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2020, the total value of these securities amounted to $58,619,964, which represents 2.87% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2020, the total value of these securities amounted to $64,056, which represents less than 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Notes to Portfolio of Investments  (continued)
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	15,667,474	574,252,066	(570,109,924)	1,598	19,811,214	813	275,458	19,811,214
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
RAD	Radian Asset Assurance, Inc.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	37,741,951	—	—	37,741,951
Australia	4,443,222	61,614,687	—	66,057,909
Austria	—	4,296,550	—	4,296,550
Belgium	—	8,200,080	—	8,200,080
Brazil	15,577,419	17,792	—	15,595,211
Cambodia	—	653,886	—	653,886
Canada	31,560,468	—	—	31,560,468
China	28,747,482	79,682,233	—	108,429,715
Cyprus	—	60,412	—	60,412
Denmark	—	36,117,527	—	36,117,527
Finland	—	15,328,771	—	15,328,771
France	4,211,392	149,538,451	—	153,749,843
Germany	—	194,222,159	—	194,222,159
Hong Kong	2,306,268	37,572,499	—	39,878,767
Indonesia	—	722,205	—	722,205
Ireland	29,088,058	22,207,720	—	51,295,778
Isle of Man	—	491,317	—	491,317
Israel	7,557,763	667,215	—	8,224,978
Italy	525,915	55,601,376	—	56,127,291
Ivory Coast	—	21,847	—	21,847
Japan	2,752,360	353,233,370	—	355,985,730
Jersey	—	356,384	—	356,384
Luxembourg	2,271,391	—	—	2,271,391
Marshall Islands	243,340	—	—	243,340
Mexico	3,663,923	—	—	3,663,923
Netherlands	5,455,454	121,776,210	—	127,231,664
New Zealand	—	697,398	—	697,398
Norway	816,945	3,097,624	—	3,914,569
Panama	4,083,476	—	—	4,083,476
Peru	4,255,997	—	—	4,255,997
Portugal	—	662,884	—	662,884
Russian Federation	—	11,899,941	—	11,899,941
Singapore	—	5,726,574	—	5,726,574
South Africa	—	8,504,653	—	8,504,653
South Korea	—	53,034,114	—	53,034,114
Spain	2,881,474	65,837,671	—	68,719,145
Sweden	1,165,618	36,254,782	—	37,420,400
Switzerland	—	147,339,868	—	147,339,868
Taiwan	31,265,076	—	—	31,265,076
Turkey	—	2,464,154	—	2,464,154
United Kingdom	24,893,132	227,418,421	64,056	252,375,609
United States	15,839,334	—	—	15,839,334
Total Common Stocks	261,347,458	1,705,320,775	64,056	1,966,732,289
Exchange-Traded Equity Funds	2,943,461	—	—	2,943,461
Preferred Stocks
Brazil	1,812,130	—	—	1,812,130
Germany	—	44,292,255	—	44,292,255
Spain	—	1,352,057	—	1,352,057
Total Preferred Stocks	1,812,130	45,644,312	—	47,456,442
Money Market Funds	19,811,214	—	—	19,811,214
Total Investments in Securities	285,914,263	1,750,965,087	64,056	2,036,943,406
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	25

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,822,990,090)	$2,017,132,192
Affiliated issuers (cost $19,809,616)	19,811,214
Foreign currency (cost $513,923)	517,754
Receivable for:
Investments sold	7,754,441
Capital shares sold	2,292,149
Dividends	2,562,876
Foreign tax reclaims	3,740,852
Prepaid expenses	12,605
Trustees’ deferred compensation plan	33,949
Other assets	24
Total assets	2,053,858,056
Liabilities
Due to custodian	1,590
Payable for:
Investments purchased	5,533,230
Capital shares purchased	2,424,078
Management services fees	133,953
Transfer agent fees	254,683
Compensation of chief compliance officer	119
Other expenses	206,500
Trustees’ deferred compensation plan	33,949
Total liabilities	8,588,102
Net assets applicable to outstanding capital stock	$2,045,269,954
Represented by
Paid in capital	2,017,345,500
Total distributable earnings (loss)	27,924,454
Total - representing net assets applicable to outstanding capital stock	$2,045,269,954
Institutional Class
Net assets	$2,045,267,452
Shares outstanding	204,090,004
Net asset value per share	$10.02
Institutional 3 Class
Net assets	$2,502
Shares outstanding	249
Net asset value per share	$10.05
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$48,882,541
Dividends — affiliated issuers	275,458
Interest	141
Foreign taxes withheld	(4,637,397)
Total income	44,520,743
Expenses:
Management services fees	16,057,841
Transfer agent fees
Institutional Class	3,195,259
Compensation of board members	41,982
Custodian fees	395,681
Printing and postage fees	231,159
Registration fees	78,032
Audit fees	37,137
Legal fees	51,557
Line of credit interest	50
Interest on interfund lending	70
Compensation of chief compliance officer	717
Other	141,918
Total expenses	20,231,403
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(368,359)
Total net expenses	19,863,044
Net investment income	24,657,699
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(88,923,828)
Investments — affiliated issuers	813
Foreign currency translations	292,454
Net realized loss	(88,630,561)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	337,372,838
Investments — affiliated issuers	1,598
Foreign currency translations	320,693
Net change in unrealized appreciation (depreciation)	337,695,129
Net realized and unrealized gain	249,064,568
Net increase in net assets resulting from operations	$273,722,267
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	27

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment income	$24,657,699	$47,997,636
Net realized loss	(88,630,561)	(80,341,522)
Net change in unrealized appreciation (depreciation)	337,695,129	(86,277,279)
Net increase (decrease) in net assets resulting from operations	273,722,267	(118,621,165)
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(51,346,180)	(14,001,879)
Total distributions to shareholders	(51,346,180)	(14,001,879)
Decrease in net assets from capital stock activity	(78,238,531)	(9,518,669)
Total increase (decrease) in net assets	144,137,556	(142,141,713)
Net assets at beginning of year	1,901,132,398	2,043,274,111
Net assets at end of year	$2,045,269,954	$1,901,132,398

	Year Ended		Year Ended
	August 31, 2020 (a)		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	63,955,974	551,917,422	44,454,811	408,309,500
Distributions reinvested	5,114,161	51,346,180	1,678,866	14,001,741
Redemptions	(74,864,553)	(681,504,633)	(47,483,266)	(431,829,910)
Net decrease	(5,794,418)	(78,241,031)	(1,349,589)	(9,518,669)
Institutional 3 Class
Subscriptions	249	2,500	—	—
Net increase	249	2,500	—	—
Total net decrease	(5,794,169)	(78,238,531)	(1,349,589)	(9,518,669)

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager International Equity Strategies Fund | Annual Report 2020

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Multi-Manager International Equity Strategies Fund | Annual Report 2020	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2020	$9.06	0.11	1.10	1.21	(0.25)	(0.25)
Year Ended 8/31/2019	$9.67	0.23	(0.77)	(0.54)	(0.07)	(0.07)
Year Ended 8/31/2018(e)	$10.00	0.04	(0.37)	(0.33)	—	—
Institutional 3 Class
Year Ended 8/31/2020(g)	$10.04	0.10	(0.09)(h)	0.01	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Institutional Class shares commenced operations on May 17, 2018. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2020	$10.02	13.34%	1.00%(c),(d)	0.98%(c),(d)	1.22%	89%	$2,045,267
Year Ended 8/31/2019	$9.06	(5.53%)	1.02%(c)	1.02%(c)	2.54%	63%	$1,901,132
Year Ended 8/31/2018(e)	$9.67	(3.30%)	1.05%(f)	1.05%(f)	1.51%(f)	17%	$2,043,274
Institutional 3 Class
Year Ended 8/31/2020(g)	$10.05	0.10%	0.86%(c),(f)	0.84%(c),(f)	1.57%(f)	89%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	31

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Multi-Manager International Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge. Institutional 3 Class shares commenced operations on December 18, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
32	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
August 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.80% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Arrowstreet Capital, Limited Partnership, Baillie Gifford Overseas Limited and Causeway Capital Management LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Managers’s
34	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
determination, subject to the oversight of the Funds’s Board of Trustees. Each subadviser’s proportionate share of the investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.16
Institutional 3 Class	0.02(a)

(a)	Annualized.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
August 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 19, 2019 through December 31, 2020	Prior to December 19, 2019
Institutional Class	0.99%	1.07%
Institutional 3 Class	0.84	-
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, non-deductible expenses, capital loss carryforward, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
3,350,710	(3,350,710)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
51,346,180	—	51,346,180	14,001,879	—	14,001,879
36	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
20,340,403	—	(153,342,164)	160,668,458
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,876,274,948	308,345,873	(147,677,415)	160,668,458
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(58,494,001)	(94,848,163)	(153,342,164)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,748,711,662 and $1,857,718,610, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
August 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,025,000	0.62	4
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended August 31, 2020, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
300,000	3.01	2
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2020.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
38	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. At a referendum in June 2016, the UK voted to leave the EU (commonly known as “Brexit”). After several extensions of the period for withdrawal negotiations, the UK and EU agreed on the terms of a withdrawal agreement, which was approved by the UK Parliament on January 22, 2020. The UK formally exited the EU on January 31, 2020. Under the withdrawal agreement, a “transition period” runs through December 31, 2020 that is intended to allow for negotiation and implementation of new trade and other cooperative agreements. The UK will remain in the EU’s single market and customs union during the transition period. There is a significant degree of uncertainty as to the outcome of these negotiations and the future and full impact of Brexit remain uncertain and could have additional adverse effects on economies, financial markets, currencies and asset valuations around the world. During this period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Multi-Manager International Equity Strategies Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
August 31, 2020
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At August 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
40	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager International Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager International Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	41

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	0.05%	$4,598,393	$0.02	$48,727,702	$0.24
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
42	Multi-Manager International Equity Strategies Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Multi-Manager International Equity Strategies Fund | Annual Report 2020	43

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
44	Multi-Manager International Equity Strategies Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Multi-Manager International Equity Strategies Fund | Annual Report 2020	45

TRUSTEES AND OFFICERS  (continued)

Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
46	Multi-Manager International Equity Strategies Fund | Annual Report 2020

 Board Consideration and Approval of Management
and Subadvisory Agreements
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and Arrowstreet Capital, Limited Partnership, Baillie Gifford Overseas Limited, Causeway Capital Management LLC and Threadneedle International Limited (the Subadvisers) with respect to Multi-Manager International Equity Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
Multi-Manager International Equity Strategies Fund | Annual Report 2020	47

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Subadvisers’ experience with funds using an investment strategy similar to that used by the Subadvisers for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
48	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the thirty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-year period.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, to the extent publicly available, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board noted that Threadneedle International Limited was not currently expected to manage any assets under its respective Subadvisory Agreement, but that the Investment Manager could, in the future, allocate investments to be managed by Threadneedle International Limited. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When
Multi-Manager International Equity Strategies Fund | Annual Report 2020	49

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide transfer agency and shareholder services to the Fund. The Committee and the Board also considered the benefits of research made available to the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those
50	Multi-Manager International Equity Strategies Fund | Annual Report 2020

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager International Equity Strategies Fund | Annual Report 2020	51

Multi-Manager International Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN302_08_K01_(10/20)

Annual Report
August 31, 2020
Overseas SMA Completion Portfolio
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investment-products/managed-accounts/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investment-products/managed-accounts/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Overseas SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Overseas SMA Completion Portfolio  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since September 2019
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since September 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2020)
	Inception	Life
Overseas SMA Completion Portfolio	09/12/19	2.57
MSCI EAFE Value Index (Net)		-8.05
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investment-products/managed-accounts/ or calling 800.345.6611.
The Fund is only offered to SMA clients as described in the Fund’s prospectus. The Fund’s performance does not reflect any payments to SMA program sponsors or the Investment Manager of any applicable fees by clients in SMA programs and will differ from the performance of a participant’s overall SMA. For more information about your SMA’s performance, please contact your SMA program sponsor or financial intermediary.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free-float adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Overseas SMA Completion Portfolio | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (September 12, 2019 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Overseas SMA Completion Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2020)
Communication Services	3.9
Consumer Discretionary	4.3
Consumer Staples	9.3
Energy	3.1
Financials	21.4
Health Care	10.2
Industrials	26.6
Information Technology	5.6
Materials	6.3
Real Estate	3.1
Utilities	6.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2020)
Australia	3.4
Austria	3.4
Canada	0.2
Finland	3.5
France	1.8
Germany	9.2
Hong Kong	2.0
Ireland	0.2
Israel	5.9
Japan	19.6
Netherlands	9.9
Norway	4.2
Singapore	3.9
South Korea	2.8
Spain	5.2
Taiwan	3.1
United Kingdom	16.3
United States(a)	5.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Overseas SMA Completion Portfolio | Annual Report 2020

Manager Discussion of Fund Performance
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
For the period from commencement of operations on September 12, 2019 through August 31, 2020 (the reporting period), the Fund returned 2.57%. By comparison, the Fund’s benchmark, the MSCI EAFE Value Index (Net), returned -8.05% for the same time period. The Fund outpaced its benchmark by a wide margin, primarily as a result of individual stock selection. Sector positioning, while a reflection of the broader SMA strategy, further aided results.
Market overview
The past 12 months, which encompassed both the sell-off associated with COVID-19 as well as the subsequent rebound, proved to be a tumultuous time for the financial markets. At its low point on March 23, 2020, the benchmark was down 38% on a year-to-date basis due to the economic shutdown caused by COVID-19. The benchmark subsequently recovered in response to the significant fiscal and monetary stimulus provided by world governments and central banks, allowing it to finish August 2020 well above its prior low. A deeper understanding of COVID-19 and its transmission mechanisms permitted the reopening of many previously shuttered activities during this time, providing additional support for investor sentiment. Further, a concerted global push for a vaccine led to progress in the pursuit of a treatment that could accelerate the resumption of typical economic activity.
Contributors and detractors
The Fund outpaced its benchmark by a wide margin, primarily as a result of individual stock selection. Ansell, Ltd., an Australian manufacturer of medical safety products that benefited from rising demand due to COVID-19, was a top contributor. Kion AG, a German automation and logistics provider, also performed well as the shift to online shopping caused a surge in supply-chain investment. Bezeq Israeli Telecommunication Corp., which gained ground as negotiations with the government over pricing policy improved, was an additional contributor of note.
Invincible Investment Corp., a hotel owner and operator based in Japan, detracted from performance as the global shelter-in-place orders crushed demand for hotel rooms. Andritz AG, an Austrian manufacturer of equipment for the large-scale power generation, pulp and paper, and steel industries, suffered as its clients froze their capital expenditure plans due to the uncertainty caused by the pandemic. A position in Aroundtown AG, a German owner/operator of diversified real estate holdings in Germany, also underperformed.
Sector positioning, while a reflection of the broader SMA strategy, further aided results. The portfolio’s sizable overweights in the industrials and consumer staples sectors contributed to performance, as did its underweight in energy. Conversely, underweights in the materials and consumer discretionary sectors detracted.
Portfolio positioning
This Fund is designed for the exclusive use of shareholders with international equity SMAs. All portfolio construction, securities analysis and risk management are implemented for the combined portfolio experience toward the SMA’s overall objective of seeking long-term capital appreciation. To that end, the portfolio’s positioning at any given time is intended to complement accompanying SMA holdings in a manner consistent with the overall international equity investment strategy.
Once the economic impact of COVID-19 first became apparent in the early part of 2020, we moved the portfolio to a more defensive posture. As the downturn progressed, we sought to take advantage of the indiscriminate selling by buying or adding to companies that we believe retained their sound fundamentals, solid balance sheets, and high and sustainable dividend yields, but whose stocks nonetheless declined in conjunction with the broader market. Venture Corp., a Singapore-based provider of automation and business processing design and manufacturing, is a prime example. The majority of Venture’s customers are in industries that continued to display robust growth through the downturn, such as food packaging and health care. Further, the company benefited from the ongoing tensions between the United States and China as many companies looked to reorient their supply chains from China to Singapore.
Overseas SMA Completion Portfolio | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
As the panic subsided and the path to an economic recovery became more visible, we began to move the portfolio into companies that we believed would benefit directly from the resumption in business activity. We believed the economic recovery could continue to gather momentum, which may fuel a shift in investors’ preference from high-quality, defensive growth companies to those offering greater cyclicality and deeper value. Accordingly, we had tilted the portfolio to the latter group as of the end August 2020.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Overseas SMA Completion Portfolio | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Overseas SMA Completion Portfolio	1,000.00	1,000.00	1,032.30	1,025.27	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Overseas SMA Completion Portfolio | Annual Report 2020	7

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Australia 3.4%
Ansell Ltd.	2,795	79,224
Austria 3.4%
Andritz AG	2,315	77,434
Canada 0.2%
Alimentation Couche-Tard, Inc., Class B	173	5,646
Finland 3.5%
UPM-Kymmene OYJ	2,639	80,098
France 1.8%
Eiffage SA(a)	440	40,464
Germany 9.2%
Aroundtown SA(a)	5,802	31,784
Covestro AG	1,303	62,119
Duerr AG	2,398	79,136
KION Group AG	444	37,569
Total		210,608
Hong Kong 2.0%
WH Group Ltd.	54,000	46,543
Ireland 0.2%
Amarin Corp. PLC, ADR(a)	503	3,903
Israel 5.9%
Bank Hapoalim BM	14,082	85,202
Bezeq Israeli Telecommunication Corp., Ltd.(a)	42,061	47,992
Isracard Ltd.	733	2,035
Total		135,229
Japan 19.6%
Dai-ichi Life Holdings, Inc.	3,500	53,033
Daiwabo Holdings Co., Ltd.	600	36,130
ITOCHU Corp.	1,500	38,493
Kinden Corp.	3,500	57,735
Matsumotokiyoshi Holdings Co., Ltd.	2,700	94,632
Ship Healthcare Holdings, Inc.	1,800	83,184
Starts Corp., Inc.	1,900	39,745
Takuma Co., Ltd.	3,000	48,025
Total		450,977
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 9.9%
ASR Nederland NV	3,325	114,954
Signify NV(a)	3,364	112,215
Total		227,169
Norway 4.2%
BW LPG Ltd.	6,423	29,966
Leroy Seafood Group ASA	10,440	65,858
Total		95,824
Singapore 3.9%
Venture Corp., Ltd.	6,200	90,361
South Korea 2.8%
GS Home Shopping, Inc.	101	9,933
Hyundai Home Shopping Network Corp.	370	20,324
Youngone Corp.	1,331	35,131
Total		65,388
Spain 5.2%
Endesa SA	3,628	100,712
Tecnicas Reunidas SA(a)	1,494	19,083
Total		119,795
Taiwan 3.1%
Fubon Financial Holding Co., Ltd.	48,000	70,088
United Kingdom 16.3%
BT Group PLC	28,881	40,214
Crest Nicholson Holdings PLC	4,450	11,790
DCC PLC	1,297	115,226
Drax Group PLC	11,023	41,502
GW Pharmaceuticals PLC, ADR(a)	112	11,642
Inchcape PLC(a)	3,066	20,654
John Wood Group PLC(a)	6,449	21,154
Just Group PLC(a)	72,094	49,221
TP ICAP PLC	16,029	63,964
Total		375,367
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Overseas SMA Completion Portfolio | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 4.5%
Aerie Pharmaceuticals, Inc.(a)	363	3,993
Alexion Pharmaceuticals, Inc.(a)	120	13,706
Burford Capital Ltd.	6,420	48,660
Insmed, Inc.(a)	496	13,982
Quotient Ltd.(a)	2,511	12,706
Sage Therapeutics, Inc.(a)	181	9,492
Total		102,539
Total Common Stocks (Cost $2,271,364)		2,276,657

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(b),(c)	22,229	22,229
Total Money Market Funds (Cost $22,227)		22,229
Total Investments in Securities (Cost $2,293,591)		2,298,886
Other Assets & Liabilities, Net		(2,610)
Net Assets		$2,296,276

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	—	2,828,274	(2,806,047)	2	22,229	4	1,198	22,229
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2020	9

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	79,224	—	79,224
Austria	—	77,434	—	77,434
Canada	5,646	—	—	5,646
Finland	—	80,098	—	80,098
France	—	40,464	—	40,464
Germany	—	210,608	—	210,608
Hong Kong	—	46,543	—	46,543
Ireland	3,903	—	—	3,903
Israel	—	135,229	—	135,229
Japan	—	450,977	—	450,977
Netherlands	—	227,169	—	227,169
Norway	—	95,824	—	95,824
Singapore	—	90,361	—	90,361
South Korea	—	65,388	—	65,388
Spain	—	119,795	—	119,795
Taiwan	—	70,088	—	70,088
United Kingdom	11,642	363,725	—	375,367
United States	53,879	48,660	—	102,539
Total Common Stocks	75,070	2,201,587	—	2,276,657
Money Market Funds	22,229	—	—	22,229
Total Investments in Securities	97,299	2,201,587	—	2,298,886
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Overseas SMA Completion Portfolio | Annual Report 2020

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,271,364)	$2,276,657
Affiliated issuers (cost $22,227)	22,229
Receivable for:
Dividends	8,711
Foreign tax reclaims	1,733
Expense reimbursement due from Investment Manager	850
Prepaid expenses	13
Trustees’ deferred compensation plan	3,463
Other assets	2,689
Total assets	2,316,345
Liabilities
Payable for:
Transfer agent fees	4
Audit fees	14,750
Custodian fees	1,852
Trustees’ deferred compensation plan	3,463
Total liabilities	20,069
Net assets applicable to outstanding capital stock	$2,296,276
Represented by
Paid in capital	2,270,145
Total distributable earnings (loss)	26,131
Total - representing net assets applicable to outstanding capital stock	$2,296,276
Shares outstanding	189,191
Net asset value per share	12.14
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2020	11

Statement of Operations
For the period from September 12, 2019 (commencement of operations) through August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$59,061
Dividends — affiliated issuers	1,198
Foreign taxes withheld	(6,796)
Total income	53,463
Expenses:
Transfer agent fees	86
Compensation of board members	12,456
Custodian fees	7,079
Printing and postage fees	3,027
Registration fees	26,005
Audit fees	29,500
Legal fees	47
Miscellaneous expenses	5,897
Offering costs	31,412
Compensation of chief compliance officer	1
Other	19
Total expenses	115,529
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(115,529)
Total net expenses	—
Net investment income	53,463
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(595)
Investments — affiliated issuers	4
Foreign currency translations	(1,469)
Net realized loss	(2,060)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	5,293
Investments — affiliated issuers	2
Foreign currency translations	105
Net change in unrealized appreciation (depreciation)	5,400
Net realized and unrealized gain	3,340
Net increase in net assets resulting from operations	$56,803
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Overseas SMA Completion Portfolio | Annual Report 2020

Statement of Changes in Net Assets
August 31, 2020 (a)
Operations
Net investment income	$53,463
Net realized loss	(2,060)
Net change in unrealized appreciation (depreciation)	5,400
Net increase in net assets resulting from operations	56,803
Distributions to shareholders
Net investment income and net realized gains	(30,672)
Total distributions to shareholders	(30,672)
Increase in net assets from capital stock activity	270,145
Total increase in net assets	296,276
Net assets at beginning of period	2,000,000
Net assets at end of period	$2,296,276

	August 31, 2020 (a)
	Shares	Dollars ($)
Capital stock activity

Subscriptions	23,520	281,813
Distributions reinvested	43	566
Redemptions	(1,039)	(12,234)
Total net increase	22,524	270,145

(a)	Based on operations from September 12, 2019 (the Fund’s commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year Ended August 31, 2020 (a)
Per share data
Net asset value, beginning of period	$12.00
Income from investment operations:
Net investment income	0.31
Net realized and unrealized gain	0.01
Total from investment operations	0.32
Less distributions to shareholders from:
Net investment income	(0.18)
Total distributions to shareholders	(0.18)
Net asset value, end of period	$12.14
Total return	2.57%
Ratios to average net assets
Total gross expenses(b)	5.92%(c)
Total net expenses(b),(d)	0.00%(c)
Net investment income	2.79%(c)
Supplemental data
Portfolio turnover	47%
Net assets, end of period (in thousands)	$2,296

Notes to Financial Highlights
(a)	The Fund commenced operations on September 12, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Overseas SMA Completion Portfolio | Annual Report 2020

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Overseas SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
On September 11, 2019, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $2,000,000 in the Fund which represented the initial capital for the Fund at $12 per share. Shares of the Fund were first offered to the public on September 12, 2019.
These financial statements cover the period from September 12, 2019 (commencement of operations) through August 31, 2020. All references to the year ended August 31, 2020 refer to the period from September 12, 2019 through August 31, 2020.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Overseas SMA Completion Portfolio | Annual Report 2020	15

Notes to Financial Statements  (continued)
August 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
16	Overseas SMA Completion Portfolio | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Determination of net asset value
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
Offering costs
Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Overseas SMA Completion Portfolio | Annual Report 2020	17

Notes to Financial Statements  (continued)
August 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2020, the Fund’s annualized effective transfer agency fee rate as a percentage of average daily net assets was 0.00%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2022, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or
18	Overseas SMA Completion Portfolio | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforward, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
10,039	(10,039)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the year ended August 31, 2020 was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
30,672	—	30,672	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
50,145	—	(8,120)	(15,999)
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,314,885	156,950	(172,949)	(15,999)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(8,120)	—	(8,120)	—
Overseas SMA Completion Portfolio | Annual Report 2020	19

Notes to Financial Statements  (continued)
August 31, 2020
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,195,325 and $923,366, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
20	Overseas SMA Completion Portfolio | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform
Overseas SMA Completion Portfolio | Annual Report 2020	21

Notes to Financial Statements  (continued)
August 31, 2020
other funds that do not focus their investments in this region of the world. At a referendum in June 2016, the UK voted to leave the EU (commonly known as “Brexit”). After several extensions of the period for withdrawal negotiations, the UK and EU agreed on the terms of a withdrawal agreement, which was approved by the UK Parliament on January 22, 2020. The UK formally exited the EU on January 31, 2020. Under the withdrawal agreement, a “transition period” runs through December 31, 2020 that is intended to allow for negotiation and implementation of new trade and other cooperative agreements. The UK will remain in the EU’s single market and customs union during the transition period. There is a significant degree of uncertainty as to the outcome of these negotiations and the future and full impact of Brexit remain uncertain and could have additional adverse effects on economies, financial markets, currencies and asset valuations around the world. During this period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Japan. The Fund is highly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Industrials sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
22	Overseas SMA Completion Portfolio | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2020, one unaffiliated shareholder of record owned 10.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 89.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Overseas SMA Completion Portfolio | Annual Report 2020	23

Notes to Financial Statements  (continued)
August 31, 2020
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Overseas SMA Completion Portfolio | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Overseas SMA Completion Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Overseas SMA Completion Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, and the related statement of operations and changes in net assets, including the related notes, and the financial highlights for the period September 12, 2019 (commencement of operations) through August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations, changes in its net assets and the financial highlights for the period September 12, 2019 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Overseas SMA Completion Portfolio | Annual Report 2020	25

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
50.79%	$6,796	$0.04	$59,061	$0.31
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
26	Overseas SMA Completion Portfolio | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Overseas SMA Completion Portfolio | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
28	Overseas SMA Completion Portfolio | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Overseas SMA Completion Portfolio | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
30	Overseas SMA Completion Portfolio | Annual Report 2020

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Overseas SMA Completion Portfolio (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2022 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
Overseas SMA Completion Portfolio | Annual Report 2020	31

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, and information and analysis provided by the independent fee consultant.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between
32	Overseas SMA Completion Portfolio | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide transfer agency and shareholder services to the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this
Overseas SMA Completion Portfolio | Annual Report 2020	33

Board Consideration and Approval of Management
Agreement  (continued)

connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
34	Overseas SMA Completion Portfolio | Annual Report 2020

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Overseas SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
ANN307_08_K01_(10/20)

Annual Report
August 31, 2020
Multisector Bond SMA Completion Portfolio
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investment-products/managed-accounts/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investment-products/managed-accounts/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Multisector Bond SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multisector Bond SMA Completion Portfolio  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Gene Tannuzzo, CFA
Co-Portfolio Manager
Managed Fund since 2019
Colin Lundgren, CFA*
Co-Portfolio Manager
Managed Fund since 2019
Jason Callan
Co-Portfolio Manager
Managed Fund since 2019
*Mr. Lundgren has announced that he plans to retire from the Investment Manager, effective March 1, 2021. Until then, Mr. Lundgren will continue to serve as a portfolio manager. Mr. Lundgren plans to remain with Columbia Threadneedle Investments through 2021 to assist as needed.
Average annual total returns (%) (for the period ended August 31, 2020)
	Inception	Life
Multisector Bond SMA Completion Portfolio	10/29/19	-1.16
Bloomberg Barclays U.S. Aggregate Bond Index		7.49
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investment-products/managed-accounts/ or calling 800.345.6611.
The Fund is only offered to SMA clients as described in the Fund’s prospectus. The Fund’s performance does not reflect any payments to SMA program sponsors or the Investment Manager of any applicable fees by clients in SMA programs and will differ from the performance of a participant’s overall SMA. For more information about your SMA’s performance, please contact your SMA program sponsor or financial intermediary.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multisector Bond SMA Completion Portfolio | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 29, 2019 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Multisector Bond SMA Completion Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at August 31, 2020)
A rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not Rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not Rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	132.0	(32.0)	100.0
Total Notional Market Value of Derivative Contracts	132.0	(32.0)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Portfolio Holdings (%) (at August 31, 2020)
Asset-Backed Securities — Non-Agency	19.4
Money Market Funds	70.9
Other Assets	9.7
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in asset-backed securities and an affiliated money market fund, which have been segregated to cover obligations relating to the Fund’s investments in futures and credit default swaps. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 of the Notes to Financial Statements.

4	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Manager Discussion of Fund Performance
Multisector Bond SMA Completion Portfolio (the Fund) commenced operations on October 29, 2019. The Fund seeks total return, consisting of current income and capital appreciation. The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
For the period from commencement of operations on October 29, 2019 through August 31, 2020 (the reporting period), the Fund returned -1.16%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.49% for the same period. Duration positioning and exposure to emerging markets debt detracted most from relative results, offsetting the positive contribution of allocation positioning within the high-yield credit sector.
Market overview
For the first months of the reporting period, U.S. Treasury and other government bond yields increased on softening U.S.-China trade tensions, a lower risk of a disorderly exit from the European Union by the United Kingdom, increasing prospects for a U.S.-Mexico-Canada trade agreement, signs of economic stabilization in Europe and China and positive U.S. economic data, including an unemployment rate below 4% (annualized). Most non-government bond sectors posted gains, with high-yield corporate bonds and emerging markets debt performing particularly well, bolstered by accommodative central bank policy and favorable investor sentiment toward risk assets.
Though 2020 began with economic prospects looking relatively positive, the spread of COVID-19 dramatically and quickly re-shaped global markets. The abrupt halt to substantial portions of the economy left markets struggling to appropriately price risk assets in this new reality. Against this backdrop, higher quality areas of the fixed-income market performed best during the first quarter of 2020, especially U.S. Treasuries. Indeed, government bond yields declined to record lows in several developed markets, including the United States, as the pandemic sparked fears of a global depression. Most other fixed-income sectors saw significant repricing. The U.S. Federal Reserve (Fed) took a series of unprecedented steps in March 2020 to shore up liquidity, backstop important sectors and provide stimulus. The Fed slashed the targeted federal funds rate to near zero, relaunched quantitative easing and started numerous credit facilities to support various markets. Also, Congress and the White House passed three phases of fiscal stimulus totaling more than $2 trillion. Many other developed market governments and central banks also enacted stimulus measures and added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. The net effect of these measures provided a bit of calm to markets, and sparked a performance recovery for many non-government fixed-income sectors, a trend that persisted through the remainder of the reporting period.
All told, the bellwether 10-year U.S. Treasury yield fell 113 basis points during the reporting period. (A basis point is 1/100th of a percentage point.) The Fed’s measures to cushion the economic pain caused by the lockdowns helped push yields lower across the spectrum of maturities. In addition, rates in most other developed markets remained near record lows — even dipping into negative territory in some, such as the United Kingdom, which also indirectly helped keep U.S. yields lower. As yields on shorter term maturities fell more than those on longer term maturities, the yield curve steepened during the period. While U.S. Treasuries, especially long-dated U.S. Treasuries, posted strong total returns, other high-quality sectors, including Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds, also outpaced the benchmark during the reporting period. Lower quality sectors, such as high-yield corporate bonds and emerging markets debt, and those sectors that tend to perform poorly when interest rates fall, such as mortgage-backed securities, posted positive returns but lagged the benchmark for the reporting period.
Contributors and detractors
Relative to the benchmark, the Fund maintained a shorter duration stance throughout the reporting period in line with our process to follow a risk-balanced framework. Such positioning proved a detractor from relative results as yields fell. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)
The sector that hurt the Fund’s relative performance most was emerging markets debt, wherein broad-based exposure detracted, attributable primarily to March 2020 when the sector reached its lows of the reporting period. Yields spiked across emerging markets debt denominated in U.S. dollars or the local currency during the March 2020 downturn, and their currencies depreciated against the U.S. dollar. Many of the emerging markets were also especially impacted by declining oil prices, given their commodity export-dependent economies.
Multisector Bond SMA Completion Portfolio | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Relative to the benchmark, the Fund’s allocation positioning in high-yield corporate credit boosted the Fund’s results most. The Fund’s exposure to the sector was extremely low in March 2020, when high-yield corporate bonds weakened sharply amid expectations that declining economic activity and supply-chain disruptions would cause credit fundamentals to deteriorate. We subsequently increased the Fund’s allocation to high-yield credit in the following months at what we considered to be attractive valuations relative to underlying fundamentals, a strategy that proved beneficial as the sector rallied when countries began to gradually emerge from lockdowns and vaccine developments progressed.
Portfolio positioning
This Fund is designed for the exclusive use of shareholders with strategic income SMAs. All portfolio construction, securities analysis and risk management are implemented for the combined portfolio experience toward the SMA’s overall objective of seeking total return, consisting of current income and capital appreciation. To that end, the portfolio’s positioning at any given time is intended to complement accompanying SMA holdings in a manner consistent with the overall strategic income investment strategy.
In that light, the Fund began the reporting period positioned rather conservatively on credit risk. As mentioned earlier, following the significant re-pricing of risk assets in March 2020, we increased the Fund’s allocation to high-yield corporate bonds. Similarly, through much of the second half of the period, we rotated within various fixed-income sectors from more conservative holdings into higher yielding bonds as valuations became more attractive relative to fundamentals, in our view. We implemented this strategy within the investment-grade corporate bond sector and, to a more modest extent, within the emerging markets debt sector.
From a duration perspective, the Fund made tactical shifts in positioning throughout the reporting period. While maintaining a shorter duration than that of the benchmark throughout, we lengthened the Fund’s duration into the second quarter of 2020 as we increased exposure to higher yielding bonds.
Currency exposure was relatively modest outside of the U.S. dollar, though we did hold small positions in the Fund in select currencies, particularly in emerging markets, that we believed offered attractive risk/reward propositions. We slightly shifted inflation exposure during the reporting period as market conditions developed but maintained only a modest allocation to TIPS.
Derivative positions in the Fund
The Fund utilized derivatives as a means to hedge exposures to better balance risks among four risk factors: credit, duration, currency and inflation. We used U.S. Treasury futures, European government bond futures, credit default swap indices, options on interest rate swaps and inflation swaps. Overall, the use of U.S. Treasury futures, European government bond futures and options on interest rate swaps detracted from the Fund’s relative performance, while the use of credit default swap indices and inflation swaps contributed positively.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
6	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multisector Bond SMA Completion Portfolio | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Multisector Bond SMA Completion Portfolio	1,000.00	1,000.00	1,003.10	1,025.27	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 19.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Auto Owner Trust(a)
Series 2019-3A Class C
04/15/2025	2.740%	190,000	192,067
Exeter Automobile Receivables Trust(a)
Series 2019-2A Class C
03/15/2024	3.300%	200,000	205,945
Total Asset-Backed Securities — Non-Agency (Cost $393,910)			398,012
Money Market Funds 70.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(b),(c)	1,456,677	1,456,677
Total Money Market Funds (Cost $1,456,474)		1,456,677
Total Investments in Securities (Cost: $1,850,384)		1,854,689
Other Assets & Liabilities, Net		199,510
Net Assets		2,054,199
At August 31, 2020, securities and/or cash totaling $215,949 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	1	12/2020	USD	126,031	93	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(2)	12/2020	USD	(278,500)	—	(254)
U.S. Ultra Treasury Bond	(1)	12/2020	USD	(220,906)	4,326	—
Total					4,326	(254)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 33	Morgan Stanley	06/20/2025	1.000	Quarterly	1.722	USD	418,000	21,703	—	—	21,703	—
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	3.539	USD	1,053,000	42,888	—	—	42,888	—
Markit CDX North America High Yield Index, Series 34	Morgan Stanley	06/20/2025	5.000	Quarterly	3.646	USD	465,000	38,765	—	—	38,765	—
Total								103,356	—	—	103,356	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2020	9

Portfolio of Investments  (continued)
August 31, 2020
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2020, the total value of these securities amounted to $398,012, which represents 19.38% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	—	3,224,767	(1,768,293)	203	1,456,677	19	12,923	1,456,677
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	398,012	—	398,012
Money Market Funds	1,456,677	—	—	1,456,677
Total Investments in Securities	1,456,677	398,012	—	1,854,689
Investments in Derivatives
Asset
Futures Contracts	4,419	—	—	4,419
Swap Contracts	—	103,356	—	103,356
Liability
Futures Contracts	(254)	—	—	(254)
Total	1,460,842	501,368	—	1,962,210
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2020	11

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $393,910)	$398,012
Affiliated issuers (cost $1,456,474)	1,456,677
Margin deposits on:
Futures contracts	7,450
Swap contracts	208,499
Receivable for:
Dividends	191
Interest	525
Variation margin for futures contracts	351
Variation margin for swap contracts	3,825
Expense reimbursement due from Investment Manager	895
Prepaid expenses	14
Trustees’ deferred compensation plan	2,552
Other assets	1,279
Total assets	2,080,270
Liabilities
Payable for:
Variation margin for futures contracts	3,101
Transfer agent fees	4
Audit fees	18,100
Custodian fees	2,314
Trustees’ deferred compensation plan	2,552
Total liabilities	26,071
Net assets applicable to outstanding capital stock	$2,054,199
Represented by
Paid in capital	2,100,420
Total distributable earnings (loss)	(46,221)
Total - representing net assets applicable to outstanding capital stock	$2,054,199
Shares outstanding	175,093
Net asset value per share	11.73
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Statement of Operations
For the period from October 29, 2019 (commencement of operations) through August 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$12,923
Interest	8,876
Total income	21,799
Expenses:
Transfer agent fees	77
Compensation of board members	9,860
Custodian fees	6,542
Printing and postage fees	3,211
Registration fees	29,877
Audit fees	36,200
Legal fees	43
Compensation of chief compliance officer	1
Other	8,010
Total expenses	93,821
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(93,821)
Total net expenses	—
Net investment income	21,799
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	19
Futures contracts	(25,748)
Swap contracts	(132,192)
Net realized loss	(157,921)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,102
Investments — affiliated issuers	203
Futures contracts	4,165
Swap contracts	103,356
Net change in unrealized appreciation (depreciation)	111,826
Net realized and unrealized loss	(46,095)
Net decrease in net assets resulting from operations	$(24,296)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2020	13

Statement of Changes in Net Assets
August 31, 2020 (a)
Operations
Net investment income	$21,799
Net realized loss	(157,921)
Net change in unrealized appreciation (depreciation)	111,826
Net decrease in net assets resulting from operations	(24,296)
Distributions to shareholders
Net investment income and net realized gains	(22,585)
Total distributions to shareholders	(22,585)
Increase in net assets from capital stock activity	101,080
Total increase in net assets	54,199
Net assets at beginning of period	2,000,000
Net assets at end of period	$2,054,199

	August 31, 2020 (a)
	Shares	Dollars ($)
Capital stock activity

Subscriptions	8,333	100,000
Distributions reinvested	93	1,080
Total net increase	8,426	101,080

(a)	Based on operations from October 29, 2019 (the Fund’s commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year Ended August 31, 2020 (a)
Per share data
Net asset value, beginning of period	$12.00
Income from investment operations:
Net investment income	0.12
Net realized and unrealized loss	(0.26)
Total from investment operations	(0.14)
Less distributions to shareholders from:
Net investment income	(0.13)
Total distributions to shareholders	(0.13)
Net asset value, end of period	$11.73
Total return	(1.16)%
Ratios to average net assets
Total gross expenses(b)	5.21%(c)
Total net expenses(b),(d)	0.00%(c)
Net investment income	1.28%(c)
Supplemental data
Portfolio turnover	0%
Net assets, end of period (in thousands)	$2,054

Notes to Financial Highlights
(a)	The Fund commenced operations on October 29, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2020	15

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Multisector Bond SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
On October 28, 2019, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $2,000,000 in the Fund, which represented the initial capital for the Fund at $12 per share. Shares of the Fund were first offered to the public on October 29, 2019.
These financial statements cover the period from October 29, 2019 (commencement of operations) through August 31, 2020. All references to the year ended August 31, 2020 refer to the period from October 29, 2019 through August 31, 2020.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
16	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
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Notes to Financial Statements  (continued)
August 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other
18	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
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Notes to Financial Statements  (continued)
August 31, 2020
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)*
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	103,356
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,419
Total		107,775

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	254

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(132,192)	(132,192)
Interest rate risk	(25,748)	—	(25,748)
Total	(25,748)	(132,192)	(157,940)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	103,356	103,356
Interest rate risk	4,165	—	4,165
Total	4,165	103,356	107,521
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	404,852
Futures contracts — short	502,871
Credit default swap contracts — sell protection	1,423,825

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2020.
20	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2020:
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	3,825
Total financial and derivative net assets	3,825
Total collateral received (pledged) (b)	-
Net amount (c)	3,825

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
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Notes to Financial Statements  (continued)
August 31, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
Other expenses
Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2020, the Fund’s annualized effective transfer agency fee rate as a percentage of average daily net assets was 0.00%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2022, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for derivative investments, post-October capital losses, distribution reclassifications and excess distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Multisector Bond SMA Completion Portfolio | Annual Report 2020	23

Notes to Financial Statements  (continued)
August 31, 2020
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
786	(126)	(660)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the year ended August 31, 2020 was as follows:
Ordinary income ($)	Long-term capital gains ($)	Total ($)
22,509	76	22,585
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	—	107,661
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,854,549	107,661	—	107,661
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	153,882
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $394,725 and $0, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
24	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
Multisector Bond SMA Completion Portfolio | Annual Report 2020	25

Notes to Financial Statements  (continued)
August 31, 2020
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the
26	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multisector Bond SMA Completion Portfolio | Annual Report 2020	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multisector Bond SMA Completion Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multisector Bond SMA Completion Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, and the related statement of operations and changes in net assets, including the related notes, and the financial highlights for the period October 29, 2019 (commencement of operations) through August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations, changes in its net assets and the financial highlights for the period October 29, 2019 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Multisector Bond SMA Completion Portfolio | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$80
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Multisector Bond SMA Completion Portfolio (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020,
Multisector Bond SMA Completion Portfolio | Annual Report 2020	29

Board Consideration and Approval of Management
Agreement  (continued)

April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2022 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment
30	Multisector Bond SMA Completion Portfolio | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, and information and analysis provided by the independent fee consultant.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
Multisector Bond SMA Completion Portfolio | Annual Report 2020	31

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide transfer agency and shareholder services to the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
32	Multisector Bond SMA Completion Portfolio | Annual Report 2020

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Multisector Bond SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
ANN308_08_K01_(10/20)

Annual Report
August 31, 2020
Columbia Global Technology Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Global Technology Growth Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Technology Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.
Portfolio management
Rahul Narang
Portfolio Manager
Managed Fund since 2012
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	49.88	26.66	21.75
	Including sales charges		41.25	25.17	21.04
Advisor Class*		11/08/12	50.26	26.97	22.06
Class C	Excluding sales charges	10/13/03	48.77	25.71	20.83
	Including sales charges		47.77	25.71	20.83
Institutional Class		11/09/00	50.29	26.98	22.05
Institutional 2 Class*		11/08/12	50.35	27.08	22.16
Institutional 3 Class*		03/01/16	50.46	27.13	22.13
S&P Global 1200 Information Technology Index (Net)			53.80	26.06	20.09
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to July 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The S&P Global 1200 Information Technology Index (Net) is a float-adjusted, market-cap-weighted index consisting of all members of the S&P Global 1200 that are classified within the GICS Information Technology sector.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Global Technology Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2010 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Technology Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2020)
Communication Services	10.0
Consumer Discretionary	9.2
Financials	0.1
Health Care	0.5
Industrials	0.4
Information Technology	79.4
Materials	0.1
Real Estate	0.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at August 31, 2020)
Information Technology
Application Software	13.2
Communications Equipment	1.9
Data Processing & Outsourced Services	12.3
Electronic Components	0.9
Electronic Equipment & Instruments	0.9
Electronic Manufacturing Services	0.4
Internet Services & Infrastructure	4.0
IT Consulting & Other Services	1.6
Semiconductor Equipment	4.5
Semiconductors	16.2
Systems Software	11.1
Technology Distributors	0.3
Technology Hardware, Storage & Peripherals	12.1
Total	79.4
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Global Technology Growth Fund | Annual Report 2020

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2020)
Brazil	0.5
Canada	0.8
China	3.4
France	0.3
Germany	0.7
Japan	0.9
Netherlands	2.8
South Korea	0.9
Spain	0.1
Sweden	0.3
Switzerland	0.6
Taiwan	1.9
United Kingdom	0.3
United States(a)	86.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2020, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Columbia Global Technology Growth Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
For the 12-month period ended August 31, 2020, the Fund’s Class A shares returned 49.88% excluding sales charges. The Fund underperformed its benchmark, the S&P Global 1200 Information Technology Index (Net), which returned 53.80%. Security selection and portfolio construction drove the Fund’s underperformance against the benchmark.
COVID-19 highlighted the importance of technology in new normal and central banks provided support
Optimism prevailed early in the 12-month period ended August 31, 2020, as positive global economic conditions supported investor confidence. The global economy ground to a halt as the COVID-19 pandemic spread and most of the world entered lockdown conditions. Illustrative of the extreme impact of COVID-19, Google Maps reported a 50% decrease in worldwide traffic when lockdowns started in early 2020.
U.S. growth fell at an annualized rate of 32.9% in the second quarter of 2020, which is the steepest decline ever on record in the more than 70 years this metric has been tracked, and job loss was rampant. The eurozone loss of production was even more dramatic, and fell over 40% on an annualized basis, but the region had a large economic snapback. In the first quarter of 2020, China reported its first period of economic contraction in more than four decades, but was expected to be the only large economy to report economic growth for 2020.
Central banks responded in kind with an array of actions, as the Federal Reserve (Fed) announced upwards of $2 trillion in lending to support consumers while also cutting rates as part of an effort to stabilize the economy. The European Central Bank also stepped in with historic funds to support consumers while also cutting rates.
The unprecedented level of support from central banks gave investors comfort that these institutions would indeed act as the lender of last resort, and stocks rallied. The S&P 500 Index, a broad measure of U.S. stock returns, gained 21.94%. For the 12-month period that ended August 31, 2020, the MSCI ACWI ex USA Index (Net), a broad measure of stock markets outside the United States, returned 8.31%.
Contributors and detractors
The dramatic spread of COVID-19 across the globe in 2020 resulted in massive changes to ways of life, and in the span of a few days, the daily routines of most of the global population became severely disrupted. As social distancing and shelter-in-place mandates took effect, people increasingly relied on technology to navigate the new world order. Accelerated demand for innovative technology resulted in steeper adoption curves and underpinned the sustained rally in technology-exposed equities following the initial market collapse from the onset of the pandemic.
Within technology, IT services was the best performing sector, as cybersecurity companies experienced massive inflections in demand largely overnight as most enterprises shifted to work-from-home. Payment solution providers also experienced massive shifts in demand and benefited from enabling e-commerce and contactless online shopping. Communications equipment was the worst performing sector, as businesses shunned legacy equipment for new forms of technology such as video conferencing and unified communication services. Technology hardware was also a source of underperformance due primarily to portfolio construction and concentrated benchmark index weights.
> Amazon.com, Inc. loomed large over the period as the engine that powered the COVID-19 economy. The stock nearly doubled, as the company was the prime beneficiary of a bending of the curve to increased e-commerce adoption. Amazon’s dominant consumer-oriented e-commerce business experienced an astounding surge in demand from consumers who shifted much of their shopping online. So far in 2020, across all of e-commerce, there have been 130 instances during which total daily online sales exceeded $2 billion; this only occurred twice in all of 2019. While the COVID-19 pandemic has made Amazon’s e-commerce business much more entrenched, the company also has the leading position in the enterprise-oriented cloud computing market. Amazon remained a core position in the Fund and the company plays a decisive role in two of the most unstoppable secular trends for the foreseeable future: e-commerce and the cloud.
> Square, Inc. also benefited from increased e-commerce penetration and much of the stock’s strong performance during the period can be attributed to increased adoption of digital financial services and software-based solutions. Consumers seeking a contactless way to transact were attracted to the convenience offered by products such as Cash App, among many others across the company’s disruptive product portfolio. The highly engaged users of Cash App transacted more
6	Columbia Global Technology Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
than 15 times per month on average in the second quarter of 2020, an increase of nearly 50% from the same period in the prior year. We believe the convenience and habit-forming engagement created by Square’s products makes digital payment and e-commerce usage unlikely to slow once the COVID-19 pandemic has passed.
> Tesla Motors, Inc. shares were seemingly on auto-pilot in one direction (up) throughout the period as the company solidified its position as the leading electric vehicle maker in the world. We believe that Tesla also provides the most advanced autonomous driving solutions on the planet. The company’s disruptive efforts and feverish pace of innovation over the past decade paid off in particular last year as the company increased capacity, delivered a significant ramp in profits, and entered new markets such as China and Europe. All in, Tesla sold more cars than even the most optimistic of expectations. We believe the company’s significant progress made in electrification and integration of software throughout the driving experience arguably positions Tesla as the future of the car industry.
> On the other hand, shares of Walt Disney Co. underperformed as the company closed its theme parks, and production of some of the company’s attractive media assets sputtered during the COVID-19 pandemic. The precipitous drop in attendance for parks, the postponement of live sports, and the closure of most movie theaters was offset somewhat by the massive uptake of the company’s streaming video business Disney+. Looking at the bigger picture, we believe Disney still has some of the most attractive entertainment IP (intellectual property) and content in the world and the company’s earnings stream will likely be driven by a continued economic recovery.
> Semiconductor manufacturer NXP Semiconductors NV (NXPI), the leading vendor for semiconductor components sold to automobiles, suffered as widespread factory shutdowns resulted in auto production grinding to a halt. The resulting total number of car units sold globally in 2020 is expected to decrease over 20% from the prior year and to represent a multi-year low, but is expected to grow to the mid-teens in 2021 as production comes back online. A pending recovery of auto sales is supportive of NXPI’s ability to gain traction in the marketplace, especially as the company continues to benefit from increased semiconductor content in cars. Outside of autos, NXPI also provides components used to enable smartphone digital wallets and has an emerging business in smart home and smart building technology.
> Finally, shares of Apple, Inc. more than doubled over the period, but actually served as a source of relative underperformance. Apple remained a core holding in the Fund and was one of the better performing stocks during the period. The stock climbed as the services business rose higher and enthusiasm grew for new products including a 5G iPhone. The underperformance is due to simply owning less of the stock in the Fund as compared to the outsized position in the benchmark.
At period’s end
The Fund generated solid gains during the period while maintaining its strategy of constructing a diversified global portfolio of both growth and value opportunities. As the Fund is global in nature and technology is pervasive throughout the world, we intend to remain true to our process and will continue to monitor global political risks and the COVID-19 pandemic. Central to the strategy is the belief that unlike hardware-centric technology companies of the past, many of today’s companies have shifted to capital-light business models such as cloud computing. The resulting increase in cash flow generation has resulted in technology business models offering what we believe to be some of the strongest cash flow margins and returns on invested capital in the market. We believe that increased regulation of market leaders and the potential for increased trade tension are currently the primary risks to the technology sector. We continue to view market pullbacks as an opportunity to deploy capital to ideas where our conviction is the highest.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim
Columbia Global Technology Growth Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Global Technology Growth Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,371.00	1,019.16	7.25	6.17	1.21
Advisor Class	1,000.00	1,000.00	1,372.70	1,020.42	5.76	4.90	0.96
Class C	1,000.00	1,000.00	1,365.80	1,015.37	11.72	9.98	1.96
Institutional Class	1,000.00	1,000.00	1,373.00	1,020.42	5.76	4.90	0.96
Institutional 2 Class	1,000.00	1,000.00	1,373.00	1,020.77	5.34	4.55	0.89
Institutional 3 Class	1,000.00	1,000.00	1,373.60	1,021.03	5.04	4.29	0.84
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Global Technology Growth Fund | Annual Report 2020	9

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.6%
Issuer	Shares	Value ($)
Brazil 0.5%
Afya Ltd., Class A(a)	148,083	3,786,482
Arco Platform Ltd., Class A(a)	60,753	2,748,466
Stone Co., Ltd., Class A(a)	129,157	6,587,007
Total		13,121,955
Canada 0.8%
Shopify, Inc., Class A(a)	19,158	20,430,474
China 3.4%
Alibaba Group Holding Ltd., ADR(a)	179,044	51,390,999
Dada Nexus Ltd., ADR(a)	69,110	1,572,944
Quhuo Ltd., ADR(a)	194,137	1,382,255
Tencent Holdings Ltd.	415,920	28,414,973
Xpeng, Inc., ADR(a)	218,121	4,471,481
Total		87,232,652
France 0.3%
Capgemini SE	33,739	4,680,222
Edenred	49,448	2,552,498
Total		7,232,720
Germany 0.7%
SAP SE, ADR	114,006	18,857,732
Japan 0.9%
Keyence Corp.	32,400	13,344,064
Murata Manufacturing Co., Ltd.	121,600	7,191,567
TDK Corp.	27,400	2,841,173
Total		23,376,804
Netherlands 2.8%
ASML Holding NV	92,337	34,550,659
NXP Semiconductors NV	190,798	23,994,756
STMicroelectronics NV, Registered Shares	400,417	12,112,614
Total		70,658,029
South Korea 0.9%
Samsung Electronics Co., Ltd.	503,967	22,883,201
Spain 0.1%
Amadeus IT Group SA, Class A	45,644	2,564,154
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 0.3%
Telefonaktiebolaget LM Ericsson, ADR	651,147	7,585,863
Switzerland 0.6%
Logitech International SA	74,198	5,495,441
TE Connectivity Ltd.	105,657	10,206,466
Total		15,701,907
Taiwan 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	596,269	47,254,318
United Kingdom 0.3%
Network International Holdings PLC(a)	646,942	3,237,810
Trainline PLC(a)	680,650	3,569,517
Total		6,807,327
United States 84.2%
1Life Healthcare, Inc.(a)	109,429	3,192,044
Accenture PLC, Class A	106,403	25,529,272
Activision Blizzard, Inc.	315,006	26,309,301
Adobe, Inc.(a)	93,118	47,805,850
Advanced Micro Devices, Inc.(a)	253,619	23,033,678
Alphabet, Inc., Class A(a)	58,256	94,929,900
Alteryx, Inc., Class A(a)	90,006	10,875,425
Amazon.com, Inc.(a)	40,675	140,367,798
Amphenol Corp., Class A	78,092	8,574,502
Analog Devices, Inc.	106,483	12,445,733
ANSYS, Inc.(a)	51,534	17,470,541
Apple, Inc.	1,966,168	253,714,319
Applied Materials, Inc.	228,425	14,070,980
Arista Networks, Inc.(a)	19,440	4,343,868
Autodesk, Inc.(a)	27,134	6,666,824
Automatic Data Processing, Inc.	118,637	16,501,220
Avalara, Inc.(a)	123,155	16,306,953
Avaya Holdings Corp.(a)	124,878	1,938,107
BigCommerce Holdings, Inc.(a)	17,050	2,008,490
Booking Holdings, Inc.(a)	4,030	7,699,113
Broadcom, Inc.	139,630	48,472,554
Cadence Design Systems, Inc.(a)	97,205	10,781,006
CDW Corp.	64,268	7,304,058
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Technology Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Cisco Systems, Inc.	619,323	26,147,817
Cognizant Technology Solutions Corp., Class A	60,527	4,046,835
Comcast Corp., Class A	125,873	5,640,369
Corning, Inc.	149,526	4,853,614
Coupa Software, Inc.(a)	57,424	18,820,142
Crowdstrike Holdings, Inc., Class A(a)	47,184	5,932,444
DXC Technology Co.	115,172	2,301,137
Electronic Arts, Inc.(a)	64,013	8,927,893
Facebook, Inc., Class A(a)	142,145	41,676,914
Fidelity National Information Services, Inc.	185,489	27,981,016
Fiserv, Inc.(a)	103,396	10,296,174
Fortinet, Inc.(a)	86,250	11,385,431
Global Payments, Inc.	78,743	13,907,589
GoHealth, Inc.(a)	140,157	1,949,584
Guidewire Software, Inc.(a)	38,168	4,286,648
HP, Inc.	234,286	4,580,291
Inphi Corp.(a)	93,630	10,671,947
Intel Corp.	470,105	23,951,850
International Business Machines Corp.	26,817	3,306,804
Intuit, Inc.	81,963	28,309,201
Keysight Technologies, Inc.(a)	95,435	9,402,256
KLA Corp.	40,586	8,325,812
Lam Research Corp.	162,160	54,540,894
Livent Corp.(a)	336,662	2,854,894
Marvell Technology Group Ltd.	695,278	26,962,881
MasterCard, Inc., Class A	193,768	69,405,760
Maxim Integrated Products, Inc.	63,532	4,348,130
MaxLinear, Inc., Class A(a)	333,144	8,112,056
Microchip Technology, Inc.	98,676	10,824,757
Micron Technology, Inc.(a)	477,109	21,713,231
Microsoft Corp.	930,773	209,917,235
MongoDB, Inc.(a)	43,300	10,123,540
Motorola Solutions, Inc.	64,461	9,975,340
nCino, Inc.(a)	18,282	1,699,312
NetApp, Inc.	164,745	7,807,265
Netflix, Inc.(a)	35,738	18,925,415
NVIDIA Corp.	136,591	73,073,453
Oak Street Health, Inc.(a)	90,333	4,031,562
Okta, Inc.(a)	58,742	12,651,264
Common Stocks (continued)
Issuer	Shares	Value ($)
Oracle Corp.	209,873	12,008,933
Palo Alto Networks, Inc.(a)	32,348	8,326,699
Parsons Corp.(a)	145,079	4,825,327
Paycom Software, Inc.(a)	14,904	4,463,152
PayPal Holdings, Inc.(a)	222,706	45,463,203
QUALCOMM, Inc.	171,325	20,404,807
RingCentral, Inc., Class A(a)	68,432	19,897,973
SailPoint Technologies Holdings, Inc.(a)	111,853	4,387,993
Salesforce.com, Inc.(a)	180,688	49,264,583
SBA Communications Corp.	27,720	8,484,260
Schrodinger, Inc.(a)	68,336	4,131,595
ServiceNow, Inc.(a)	42,237	20,359,079
Shift4 Payments, Inc., Class A(a)	45,762	2,305,032
Skyworks Solutions, Inc.	37,223	5,391,751
Splunk, Inc.(a)	52,406	11,494,208
Square, Inc., Class A(a)	166,285	26,532,435
Synopsys, Inc.(a)	199,502	44,149,793
Take-Two Interactive Software, Inc.(a)	31,703	5,427,237
Tesla Motors, Inc.(a)	30,525	15,211,218
Texas Instruments, Inc.	154,289	21,932,181
T-Mobile USA, Inc.(a)	64,057	7,474,171
Twilio, Inc., Class A(a)	120,856	32,602,115
Tyler Technologies, Inc.(a)	9,476	3,272,158
Uber Technologies, Inc.(a)	131,889	4,435,427
Universal Display Corp.	28,596	5,018,598
VeriSign, Inc.(a)	96,066	20,634,977
Visa, Inc., Class A	369,225	78,272,008
VMware, Inc., Class A(a)	39,678	5,731,090
Walt Disney Co. (The)	84,324	11,119,806
Western Digital Corp.	173,631	6,670,903
Workday, Inc., Class A(a)	24,459	5,863,067
Xilinx, Inc.	48,023	5,002,076
Zoom Video Communications, Inc., Class A(a)	25,002	8,128,150
Total		2,152,696,298
Total Common Stocks (Cost $1,147,484,210)		2,496,403,434

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
August 31, 2020
Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(b),(c)	57,597,549	57,597,549
Total Money Market Funds (Cost $57,585,614)		57,597,549
Total Investments in Securities (Cost $1,205,069,824)		2,554,000,983
Other Assets & Liabilities, Net		3,339,504
Net Assets		$2,557,340,487
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	27,252,420	280,961,748	(250,628,554)	11,935	57,597,549	2,189	384,372	57,597,549
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Technology Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	13,121,955	—	—	13,121,955
Canada	20,430,474	—	—	20,430,474
China	58,817,679	28,414,973	—	87,232,652
France	—	7,232,720	—	7,232,720
Germany	18,857,732	—	—	18,857,732
Japan	—	23,376,804	—	23,376,804
Netherlands	70,658,029	—	—	70,658,029
South Korea	—	22,883,201	—	22,883,201
Spain	—	2,564,154	—	2,564,154
Sweden	7,585,863	—	—	7,585,863
Switzerland	10,206,466	5,495,441	—	15,701,907
Taiwan	47,254,318	—	—	47,254,318
United Kingdom	—	6,807,327	—	6,807,327
United States	2,152,696,298	—	—	2,152,696,298
Total Common Stocks	2,399,628,814	96,774,620	—	2,496,403,434
Money Market Funds	57,597,549	—	—	57,597,549
Total Investments in Securities	2,457,226,363	96,774,620	—	2,554,000,983
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2020	13

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,147,484,210)	$2,496,403,434
Affiliated issuers (cost $57,585,614)	57,597,549
Receivable for:
Investments sold	1,536,940
Capital shares sold	5,772,272
Dividends	1,166,280
Foreign tax reclaims	72,197
Prepaid expenses	13,146
Trustees’ deferred compensation plan	98,244
Total assets	2,562,660,062
Liabilities
Payable for:
Investments purchased	2,646,179
Capital shares purchased	2,070,014
Management services fees	166,964
Distribution and/or service fees	28,129
Transfer agent fees	254,584
Compensation of chief compliance officer	116
Other expenses	55,345
Trustees’ deferred compensation plan	98,244
Total liabilities	5,319,575
Net assets applicable to outstanding capital stock	$2,557,340,487
Represented by
Paid in capital	1,204,254,318
Total distributable earnings (loss)	1,353,086,169
Total - representing net assets applicable to outstanding capital stock	$2,557,340,487
Class A
Net assets	$542,684,141
Shares outstanding	10,276,446
Net asset value per share	$52.81
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$56.03
Advisor Class
Net assets	$228,488,595
Shares outstanding	4,083,940
Net asset value per share	$55.95
Class C
Net assets	$207,807,754
Shares outstanding	4,445,316
Net asset value per share	$46.75
Institutional Class
Net assets	$1,143,613,134
Shares outstanding	20,726,332
Net asset value per share	$55.18
Institutional 2 Class
Net assets	$184,262,323
Shares outstanding	3,269,226
Net asset value per share	$56.36
Institutional 3 Class
Net assets	$250,484,540
Shares outstanding	4,429,452
Net asset value per share	$56.55
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Technology Growth Fund | Annual Report 2020

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$16,051,438
Dividends — affiliated issuers	384,372
Interfund lending	149
Foreign taxes withheld	(460,163)
Total income	15,975,796
Expenses:
Management services fees	14,948,888
Distribution and/or service fees
Class A	979,251
Class C	1,613,126
Transfer agent fees
Class A	505,750
Advisor Class	214,381
Class C	208,285
Institutional Class	1,067,170
Institutional 2 Class	85,302
Institutional 3 Class	13,199
Compensation of board members	38,600
Custodian fees	23,899
Printing and postage fees	80,728
Registration fees	180,266
Audit fees	29,764
Legal fees	46,714
Compensation of chief compliance officer	640
Other	68,962
Total expenses	20,104,925
Expense reduction	(160)
Total net expenses	20,104,765
Net investment loss	(4,128,969)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,723,927
Investments — affiliated issuers	2,189
Foreign currency translations	(5,224)
Net realized gain	21,720,892
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	802,055,720
Investments — affiliated issuers	11,935
Foreign currency translations	2,841
Net change in unrealized appreciation (depreciation)	802,070,496
Net realized and unrealized gain	823,791,388
Net increase in net assets resulting from operations	$819,662,419
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment loss	$(4,128,969)	$(647,817)
Net realized gain	21,720,892	22,351,054
Net change in unrealized appreciation (depreciation)	802,070,496	28,477,275
Net increase in net assets resulting from operations	819,662,419	50,180,512
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,605,844)	(17,028,304)
Advisor Class	(1,822,101)	(6,067,235)
Class C	(2,208,992)	(5,809,230)
Institutional Class	(9,429,215)	(30,637,503)
Institutional 2 Class	(1,575,535)	(4,987,412)
Institutional 3 Class	(1,606,482)	(3,371,906)
Total distributions to shareholders	(21,248,169)	(67,901,590)
Increase in net assets from capital stock activity	224,777,413	83,226,306
Total increase in net assets	1,023,191,663	65,505,228
Net assets at beginning of year	1,534,148,824	1,468,643,596
Net assets at end of year	$2,557,340,487	$1,534,148,824
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Technology Growth Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,356,512	178,495,166	2,797,043	92,395,868
Distributions reinvested	106,890	4,165,510	553,690	15,669,419
Redemptions	(3,523,501)	(139,881,683)	(4,288,596)	(137,119,082)
Net increase (decrease)	939,901	42,778,993	(937,863)	(29,053,795)
Advisor Class
Subscriptions	1,560,575	65,300,377	2,906,178	98,645,285
Distributions reinvested	43,649	1,798,769	203,325	6,067,235
Redemptions	(1,114,629)	(47,863,726)	(2,238,829)	(75,509,145)
Net increase	489,595	19,235,420	870,674	29,203,375
Class C
Subscriptions	1,211,122	43,458,749	1,074,393	30,886,087
Distributions reinvested	54,824	1,901,302	197,041	5,008,771
Redemptions	(1,191,915)	(43,612,274)	(1,189,609)	(34,897,882)
Net increase	74,031	1,747,777	81,825	996,976
Institutional Class
Subscriptions	7,359,464	306,404,315	6,271,021	214,054,919
Distributions reinvested	161,123	6,548,057	719,120	21,163,729
Redemptions	(5,442,321)	(221,279,417)	(6,533,837)	(217,526,637)
Net increase	2,078,266	91,672,955	456,304	17,692,011
Institutional 2 Class
Subscriptions	1,782,387	76,031,900	1,906,819	67,469,747
Distributions reinvested	37,955	1,574,736	166,128	4,987,155
Redemptions	(1,980,600)	(84,934,948)	(1,273,627)	(44,147,478)
Net increase (decrease)	(160,258)	(7,328,312)	799,320	28,309,424
Institutional 3 Class
Subscriptions	3,667,204	162,600,947	1,375,078	49,596,390
Distributions reinvested	38,597	1,606,417	112,053	3,371,677
Redemptions	(1,977,007)	(87,536,784)	(472,288)	(16,889,752)
Net increase	1,728,794	76,670,580	1,014,843	36,078,315
Total net increase	5,150,329	224,777,413	2,285,103	83,226,306
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2020	$35.69	(0.14)	17.76	17.62	(0.50)	(0.50)
Year Ended 8/31/2019	$36.28	(0.05)	1.10	1.05	(1.64)	(1.64)
Year Ended 8/31/2018	$28.59	(0.11)	8.86	8.75	(1.06)	(1.06)
Year Ended 8/31/2017	$21.19	(0.08)	7.56	7.48	(0.08)	(0.08)
Year Ended 8/31/2016	$18.36	(0.04)	3.22	3.18	(0.35)	(0.35)
Advisor Class
Year Ended 8/31/2020	$37.69	(0.04)	18.80	18.76	(0.50)	(0.50)
Year Ended 8/31/2019	$38.21	0.04	1.16	1.20	(1.72)	(1.72)
Year Ended 8/31/2018	$30.05	(0.02)	9.31	9.29	(1.13)	(1.13)
Year Ended 8/31/2017	$22.21	(0.02)	7.94	7.92	(0.08)	(0.08)
Year Ended 8/31/2016	$19.19	0.01	3.36	3.37	(0.35)	(0.35)
Class C
Year Ended 8/31/2020	$31.88	(0.40)	15.77	15.37	(0.50)	(0.50)
Year Ended 8/31/2019	$32.54	(0.27)	0.99	0.72	(1.38)	(1.38)
Year Ended 8/31/2018	$25.78	(0.32)	7.97	7.65	(0.89)	(0.89)
Year Ended 8/31/2017	$19.26	(0.24)	6.84	6.60	(0.08)	(0.08)
Year Ended 8/31/2016	$16.84	(0.17)	2.94	2.77	(0.35)	(0.35)
Institutional Class
Year Ended 8/31/2020	$37.17	(0.04)	18.55	18.51	(0.50)	(0.50)
Year Ended 8/31/2019	$37.72	0.03	1.15	1.18	(1.73)	(1.73)
Year Ended 8/31/2018	$29.68	(0.03)	9.20	9.17	(1.13)	(1.13)
Year Ended 8/31/2017	$21.94	(0.02)	7.84	7.82	(0.08)	(0.08)
Year Ended 8/31/2016	$18.95	0.01	3.33	3.34	(0.35)	(0.35)
Institutional 2 Class
Year Ended 8/31/2020	$37.94	(0.01)	18.93	18.92	(0.50)	(0.50)
Year Ended 8/31/2019	$38.45	0.06	1.18	1.24	(1.75)	(1.75)
Year Ended 8/31/2018	$30.23	(0.00)(d)	9.37	9.37	(1.15)	(1.15)
Year Ended 8/31/2017	$22.33	0.01	7.97	7.98	(0.08)	(0.08)
Year Ended 8/31/2016	$19.26	0.03	3.39	3.42	(0.35)	(0.35)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Technology Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2020	$52.81	49.88%	1.22%	1.22%(c)	(0.35%)	12%	$542,684
Year Ended 8/31/2019	$35.69	4.08%	1.24%	1.24%	(0.16%)	40%	$333,217
Year Ended 8/31/2018	$36.28	31.32%	1.25%	1.25%(c)	(0.33%)	28%	$372,730
Year Ended 8/31/2017	$28.59	35.41%	1.32%	1.32%(c)	(0.33%)	40%	$228,598
Year Ended 8/31/2016	$21.19	17.52%	1.36%	1.36%(c)	(0.21%)	55%	$165,271
Advisor Class
Year Ended 8/31/2020	$55.95	50.26%	0.97%	0.97%(c)	(0.10%)	12%	$228,489
Year Ended 8/31/2019	$37.69	4.33%	0.99%	0.99%	0.11%	40%	$135,472
Year Ended 8/31/2018	$38.21	31.65%	1.01%	1.01%(c)	(0.05%)	28%	$104,061
Year Ended 8/31/2017	$30.05	35.77%	1.07%	1.07%(c)	(0.06%)	40%	$13,629
Year Ended 8/31/2016	$22.21	17.76%	1.11%	1.11%(c)	0.07%	55%	$7,235
Class C
Year Ended 8/31/2020	$46.75	48.77%	1.97%	1.97%(c)	(1.10%)	12%	$207,808
Year Ended 8/31/2019	$31.88	3.31%	1.99%	1.99%	(0.90%)	40%	$139,366
Year Ended 8/31/2018	$32.54	30.31%	2.00%	2.00%(c)	(1.08%)	28%	$139,590
Year Ended 8/31/2017	$25.78	34.39%	2.07%	2.07%(c)	(1.08%)	40%	$92,158
Year Ended 8/31/2016	$19.26	16.65%	2.12%	2.12%(c)	(0.97%)	55%	$60,684
Institutional Class
Year Ended 8/31/2020	$55.18	50.29%	0.97%	0.97%(c)	(0.10%)	12%	$1,143,613
Year Ended 8/31/2019	$37.17	4.32%	0.99%	0.99%	0.09%	40%	$693,232
Year Ended 8/31/2018	$37.72	31.64%	1.00%	1.00%(c)	(0.09%)	28%	$686,134
Year Ended 8/31/2017	$29.68	35.75%	1.07%	1.07%(c)	(0.08%)	40%	$398,021
Year Ended 8/31/2016	$21.94	17.82%	1.11%	1.11%(c)	0.04%	55%	$233,750
Institutional 2 Class
Year Ended 8/31/2020	$56.36	50.35%	0.90%	0.90%	(0.03%)	12%	$184,262
Year Ended 8/31/2019	$37.94	4.42%	0.92%	0.92%	0.17%	40%	$130,115
Year Ended 8/31/2018	$38.45	31.73%	0.93%	0.93%	(0.00%)(d)	28%	$101,134
Year Ended 8/31/2017	$30.23	35.84%	0.98%	0.98%	0.02%	40%	$45,747
Year Ended 8/31/2016	$22.33	17.95%	0.98%	0.98%	0.16%	55%	$18,492
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2020	$38.04	0.01	19.00	19.01	(0.50)	(0.50)
Year Ended 8/31/2019	$38.55	0.08	1.18	1.26	(1.77)	(1.77)
Year Ended 8/31/2018	$30.31	0.01	9.39	9.40	(1.16)	(1.16)
Year Ended 8/31/2017	$22.37	0.03	7.99	8.02	(0.08)	(0.08)
Year Ended 8/31/2016(e)	$19.26	0.04	3.07	3.11	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Technology Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2020	$56.55	50.46%	0.85%	0.85%	0.02%	12%	$250,485
Year Ended 8/31/2019	$38.04	4.47%	0.87%	0.87%	0.22%	40%	$102,746
Year Ended 8/31/2018	$38.55	31.77%	0.88%	0.88%	0.03%	28%	$64,995
Year Ended 8/31/2017	$30.31	35.96%	0.93%	0.93%	0.10%	40%	$40,899
Year Ended 8/31/2016(e)	$22.37	16.15%	0.94%(f)	0.94%(f)	0.33%(f)	55%	$675
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2020	21

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Columbia Global Technology Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Global Technology Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Global Technology Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
August 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.77% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.81% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
24	Columbia Global Technology Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $160.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Columbia Global Technology Growth Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
August 31, 2020
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,835,501
Class C	—	1.00(b)	15,055

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.38%	1.43%
Advisor Class	1.13	1.18
Class C	2.13	2.18
Institutional Class	1.13	1.18
Institutional 2 Class	1.06	1.12
Institutional 3 Class	1.01	1.07
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Global Technology Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, net operating loss reclassification, earnings and profits distributed to shareholders on the redemption of shares, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,984,028	(5,337,685)	353,657
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	21,248,169	21,248,169	21,632,647	46,268,943	67,901,590
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,093,975	6,705,349	—	1,344,382,326
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,209,618,657	1,356,119,587	(11,737,261)	1,344,382,326
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $375,822,866 and $208,429,616, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Global Technology Growth Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
August 31, 2020
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,300,000	0.64	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an
28	Columbia Global Technology Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At August 31, 2020, two unaffiliated shareholders of record owned 26.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 16.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Global Technology Growth Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
August 31, 2020
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Global Technology Growth Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Global Technology Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Technology Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Technology Growth Fund | Annual Report 2020	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$14,363,295
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer); Director, Whiting Petroleum Corporation (independent oil and gas company)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
32	Columbia Global Technology Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Global Technology Growth Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Global Technology Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Global Technology Growth Fund | Annual Report 2020	35

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Technology Growth Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
36	Columbia Global Technology Growth Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2021 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service
Columbia Global Technology Growth Fund | Annual Report 2020	37

Board Consideration and Approval of Management
Agreement  (continued)

providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the fortieth, twelfth and twelfth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
38	Columbia Global Technology Growth Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Global Technology Growth Fund | Annual Report 2020	39

Columbia Global Technology Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN234_08_K01_(10/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker and David M. Moffett, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker and Mr. Moffett are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifteen series of the registrant whose report to stockholders are included in this annual filing. One series merged into another series on July 10, 2020 and one series merged into another series on August 7, 2020,the fees incurred by the series through its merger date are included in the response to this Item.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2020 and August 31, 2019 are approximately as follows:

2020	2019
$575,700	$501,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2020 and August 31, 2019 are approximately as follows:

2020	2019
$38,000	$22,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended August 31, 2020 and August 31, 2019, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2020 and August 31, 2019 are approximately as follows:

2020	2019
$9,900	$115,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2019 and 2020 include Tax Fees for foreign tax filings.

During the fiscal years ended August 31, 2020 and August 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31,

2020 and August 31, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2020 and August 31, 2019 are approximately as follows:

2020	2019
$242,500	$242,500

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended August 31, 2020 and August 31, 2019 are approximately as follows:

2020	2019
$290,400	$380,600

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	October 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	October 23, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	October 23, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	October 23, 2020